FIDELITY(REGISTERED TRADEMARK)
SELECT
PORTFOLIOS(REGISTERED TRADEMARK)

AIR TRANSPORTATION
AUTOMOTIVE
BANKING (FORMERLY REGIONAL BANKS)
BIOTECHNOLOGY
BROKERAGE AND INVESTMENT MANAGEMENT
BUSINESS SERVICES AND OUTSOURCING
CHEMICALS
COMPUTERS
CONSTRUCTION AND HOUSING
CONSUMER INDUSTRIES
CYCLICAL INDUSTRIES
DEFENSE AND AEROSPACE
DEVELOPING COMMUNICATIONS
ELECTRONICS
ENERGY
ENERGY SERVICE
ENVIRONMENTAL SERVICES
FINANCIAL SERVICES
FOOD AND AGRICULTURE
GOLD
HEALTH CARE
HOME FINANCE
INDUSTRIAL EQUIPMENT
INDUSTRIAL MATERIALS
INSURANCE
LEISURE
MEDICAL DELIVERY
MEDICAL EQUIPMENT AND SYSTEMS
MONEY MARKET
MULTIMEDIA
NATURAL GAS
NATURAL RESOURCES
PAPER AND FOREST PRODUCTS
PRECIOUS METALS AND MINERALS
RETAILING
SOFTWARE AND COMPUTER SERVICES
TECHNOLOGY
TELECOMMUNICATIONS
TRANSPORTATION
UTILITIES GROWTH

SEMIANNUAL REPORT
AUGUST 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS



PERFORMANCE OVERVIEW       4

FUND UPDATES*

CONSUMER SECTOR            6                              CONSUMER INDUSTRIES
                           13                             FOOD AND AGRICULTURE
                           19                             LEISURE
                           25                             MULTIMEDIA
                           31                             RETAILING

CYCLICALS SECTOR           36                             AIR TRANSPORTATION
                           41                             AUTOMOTIVE
                           47                             CHEMICALS
                           52                             CONSTRUCTION AND HOUSING
                           58                             CYCLICAL INDUSTRIES
                           64                             DEFENSE AND AEROSPACE
                           69                             ENVIRONMENTAL SERVICES
                           74                             INDUSTRIAL EQUIPMENT
                           80                             INDUSTRIAL MATERIALS
                           86                             PAPER AND FOREST PRODUCTS
                           91                             TRANSPORTATION

FINANCIAL SERVICES SECTOR  96                             BANKING
                           101                            BROKERAGE AND INVESTMENT MANAGEMENT
                           107                            FINANCIAL SERVICES
                           113                            HOME FINANCE
                           119                            INSURANCE

HEALTH CARE SECTOR         124                            BIOTECHNOLOGY
                           130                            HEALTH CARE
                           136                            MEDICAL DELIVERY
                           141                            MEDICAL EQUIPMENT AND SYSTEMS

NATURAL RESOURCES SECTOR   146                            ENERGY
                           152                            ENERGY SERVICE
                           158                            GOLD
                           164                            NATURAL RESOURCES
                           170                            PRECIOUS METALS AND MINERALS


* FUND UPDATES FOR EACH SELECT PORTFOLIO INCLUDE: PERFORMANCE AND
INVESTMENT SUMMARY, MANAGER'S OVERVIEW, INVESTMENTS, AND FINANCIAL
STATEMENTS.

TECHNOLOGY SECTOR              176                      BUSINESS SERVICES AND OUTSOURCING
                               182                      COMPUTERS
                               189                      DEVELOPING COMMUNICATIONS
                               195                      ELECTRONICS
                               201                      SOFTWARE AND COMPUTER SERVICES
                               207                      TECHNOLOGY

UTILITIES SECTOR               214                      NATURAL GAS
                               220                      TELECOMMUNICATIONS
                               226                      UTILITIES GROWTH

                               231                      MONEY MARKET

NOTES TO FINANCIAL STATEMENTS  238                      FOOTNOTES TO THE FINANCIAL
                                                        STATEMENTS




Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF EACH FUND'S PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

PERFORMANCE OVERVIEW

DEAR SHAREHOLDER:

A rotation from large-cap growth stocks to value and cyclical shares, two interest-rate hikes by the Federal Reserve Board and a significant rebound in oil prices were three of the stories dominating financial headlines during the six-month period ending August 31, 1999. In that time, the Standard & Poor's 500 Index (S&P 500 (registered trademark))
- a large-capitalization index based on the performance of 500 widely held stocks - returned 7.32%. Reflecting the capitalization shift, the Russell 2000 - a popular measure of small-cap stocks - outperformed the S&P 500, returning 9.91%. For the same period, the Dow Jones Industrial Average - an index of 30 blue-chip stocks - increased 17.24%. Meanwhile, the NASDAQ Composite Index, which measures the performance of over-the-counter - predominantly technology - stocks, returned 19.91%.

Of the 39 Select equity portfolios, 22 topped the S&P 500's six-month return, while 24 of the 39 beat their respective Goldman Sachs index - a market proxy that measures the performance of companies within the Select portfolios' sector concentrations. The best-performing Select portfolio for the period was Energy Service, which gained 83.80%. Environmental Services posted the lowest return, falling 10.97%. Also, effective August 2, 1999, Select Regional Banks Portfolio changed its name to Select Banking Portfolio.

At the period's outset in March, a handful of large-cap growth stocks
- particularly in the technology sector - continued to set the pace for bullish equity market performance. By the beginning of the second quarter, however, market conditions began to change. The global economy began to improve, due in large part to the willingness of central banks worldwide to adopt generally easier monetary policies. This environment proved favorable for small- and mid-cap value stocks and the economically sensitive cyclical stocks. Their relatively low valuations proved quite compelling compared to their expensive, large-cap growth counterparts. Consequently, a sharp rotation into value and cyclical names dominated the second quarter of 1999. At the same time, the price of oil began to surge. With OPEC's production cuts and growing global demand, the price of oil jumped from approximately $11 per barrel at the beginning of the six-month period to around $22 per barrel at the end of August.

Late in the second quarter, fears of an overheating domestic economy - and thus, inflation - caused the Federal Reserve Board to switch from a neutral bias to one favoring a hike in the federal funds target rate. That inclination became reality on June 30, as the Fed announced a 0.25 percentage point increase. The Board hiked rates again by the same amount on August 24. Although it immediately switched to a neutral bias following each increase, the majority of market watchers anticipated another jump in key short-term interest rates later in 1999.

Turning to individual sector performance for the six-month period ending August 31, 1999, the CONSUMER sector was hampered by inflation fears and rising interest rates. Despite still robust consumer demand, stocks in the Retailing fund were particularly hard-hit as investors anticipated an economic slowdown. Strong picks in broadcasting stocks helped the Multimedia and Leisure portfolios outpace their Goldman Sachs index. Earnings shortfalls and an inability to increase prices hurt companies held by Food and Agriculture. Inflation and interest-rate fears caused Consumer Industries to stumble slightly.

The healthy returns of CYCLICAL stocks mirrored the growth of an improving global economy. Eight of the 11 Select cyclical portfolios beat their Goldman Sachs benchmark, led by Paper and Forest Products, which surged due to increased global consumption. Transportation doubled the benchmark's return on the strength of said stock picking. Higher base metal prices spurred the strong returns of Industrial Materials. Chemicals and Cyclical Industries did very well, primarily due to improved Asian demand. Larger military budgets worldwide benefited many stocks in Defense and Aerospace. The improved overseas economy and higher commodity prices led to index-beating performance by Industrial Equipment. The strong showing of regional airline stocks propelled Air Transportation to a solid return. But rising auto loan and lease rates subdued Automotive's return, while Construction and Housing suffered from the effects of interest-rate jitters on the housing market. Difficulty in assimilating acquisitions in the solid waste industry caused companies held in Environmental Services to fare the worst in the group.

Rising interest rates took their toll on the FINANCIAL SERVICES sector, despite the generally sound fundamentals of the group. The newly named Banking Portfolio and Home Finance suffered subpar performance in light of the Fed's more hostile monetary policy. However, thanks to strong stock selection, Insurance, Financial Services, and Brokerage and Investment Management all beat their Goldman Sachs benchmark.

The HEALTH CARE sector encountered a host of challenges during the period. Reduced Medicare reimbursements plagued Medical Delivery. Pharmaceuticals fell out of favor during the market's shift from growth to value, causing Health Care's return to fall. Biotechnology, however, enjoyed exceptional returns on the heels of biotech R&D breakthroughs. Medical Equipment and Systems also beat its benchmark, helped by its lack of pharmaceuticals exposure.

The period's big sector winner was NATURAL RESOURCES. OPEC production limitations, rebounding oil prices and increased demand were the main factors that drove the performance of Natural Resources, Energy and Energy Service, each returning in excess of 50%. However, the low prices of gold left Gold and Precious Metals and Minerals with only marginally positive returns.

The TECHNOLOGY sector continued its run of exceptional performance. A boon in the semiconductor industry helped Electronics and Technology record impressive returns. The strong performance of Internet stocks boosted Computers. Developing Communications and Software and Computer Services both had double-digit returns, but underperformed the Goldman Sachs benchmark given the index's greater exposure to semiconductor stocks. Business Services and Outsourcing also did well, but its focus on services companies precluded it from owning the hardware and software stocks which helped fuel the Goldman Sachs benchmark.

Within the UTILITIES sector, robust demand for data and wireless communications helped Telecommunications, while Utilities Growth was helped by investments in independent power producers. Both outperformed their Goldman Sachs benchmark. Natural Gas also outperformed the index as both the price of and demand for the commodity greatly increased during the period.

In the pages that follow, you'll find detailed summaries for each of the Select portfolios. We hope that you find them informative and useful for evaluating your investments. Thank you very much for your continued interest in the Fidelity Select Portfolios.

Sincerely,
William R. Ebsworth
Group Leader, FMR Research
Select Group Leader

CUMULATIVE TOTAL RETURNS

FOR THE SIX MONTHS ENDED AUGUST 31, 1999

Energy Service                          Row: 1, Col: 1, Value: 83.8               83.80%
Energy                                  Row: 2, Col: 1, Value: 54.54              54.54%
Natural Resources                       Row: 3, Col: 1, Value: 52.98              52.98%
Natural Gas                             Row: 4, Col: 1, Value: 49.45              49.45%
Electronics                             Row: 5, Col: 1, Value: 44.66              44.66%
Technology                              Row: 6, Col: 1, Value: 36.44              36.44%
Biotechnology                           Row: 7, Col: 1, Value: 32.19000000000001  32.19%
Computers                               Row: 8, Col: 1, Value: 30.14              30.14%
Paper & Forest Products                 Row: 9, Col: 1, Value: 24.23              24.23%
Developing Communications               Row: 10, Col: 1, Value: 22.58             22.58%
Industrial Equipment                    Row: 11, Col: 1, Value: 17.75             17.75%
Chemicals                               Row: 12, Col: 1, Value: 17.07             17.07%
Transportation                          Row: 13, Col: 1, Value: 16.99             16.99%
Telecommunications                      Row: 14, Col: 1, Value: 16.42             16.42%
Air Transportation                      Row: 15, Col: 1, Value: 14.86             14.86%
Defense & Aerospace                     Row: 16, Col: 1, Value: 13.92             13.92%
Industrial Materials                    Row: 17, Col: 1, Value: 12.84             12.84%
Cyclical Industries                     Row: 18, Col: 1, Value: 12.47             12.47%
Utilities Growth                        Row: 19, Col: 1, Value: 11.67             11.67%
Software & Computer Services            Row: 20, Col: 1, Value: 11.04             11.04%
Medical Equipment & Systems             Row: 21, Col: 1, Value: 9.51               9.51%
Business Services & Outsourcing         Row: 22, Col: 1, Value: 8.529999999999999  8.53%
S&P 500                                 Row: 23, Col: 2, Value: 7.319999999999999  7.32%
Multimedia                              Row: 24, Col: 1, Value: 5.67               5.67%
Automotive                              Row: 25, Col: 1, Value: 3.31               3.31%
Leisure                                 Row: 26, Col: 1, Value: 3.14               3.14%
Brokerage & Investment Management       Row: 27, Col: 1, Value: 2.36               2.36%
Precious Metals & Minerals              Row: 28, Col: 1, Value: 1.09               1.09%
Gold                                    Row: 29, Col: 1, Value: 0.78               0.78%
Insurance                               -1.49%                                    Row: 30, Col: 1, Value: -1.49
Health Care                             -2.02%                                    Row: 31, Col: 1, Value: -2.02
Consumer Industries                     -2.06%                                    Row: 32, Col: 1, Value: -2.06
Financial Services                      -2.84%                                    Row: 33, Col: 1, Value: -2.84
Home Finance                            -4.84%                                    Row: 34, Col: 1, Value: -4.84
Banking                                 -4.87%                                    Row: 35, Col: 1, Value: -4.87
Construction & Housing                  -5.68%                                    Row: 36, Col: 1, Value: -5.68
Food & Agriculture                      -6.53%                                    Row: 37, Col: 1, Value: -6.53
Medical Delivery                        -9.96%                                    Row: 38, Col: 1, Value: -9.960000000000001
Retailing                               -10.67%                                   Row: 39, Col: 1, Value: -10.67
Environmental Services                  -10.97%                                   Row: 40, Col: 1, Value: -10.97



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. TOTAL RETURNS INCLUDE CHANGES IN A FUND'S SHARE PRICE, PLUS REINVESTMENT OF ANY DIVIDENDS
AND CAPITAL GAINS BUT DO NOT INCLUDE SELECT'S 3% SALES CHARGE, AND CERTAIN FEES PAID BY SHAREHOLDERS UPON EXCHANGE OR REDEMPTION. FIGURES FOR THE STANDARD & POOR'S 500 INDEX, A MARKET CAPITALIZATION-WEIGHTED INDEX OF COMMON STOCKS, INCLUDE REINVESTMENT OF DIVIDENDS. S&P 500 IS A REGISTERED TRADEMARK OF STANDARD & POOR'S. ALL PERFORMANCE NUMBERS ARE
HISTORICAL; EACH EQUITY FUND'S SHARE PRICE AND RETURN WILL VARY AND SHAREHOLDERS MAY HAVE A GAIN OR LOSS WHEN THEY SELL THEIR SHARES.
IF FMR HAD NOT REIMBURSED CERTAIN FUND EXPENSES FOR SOME OF THE FUNDS, THOSE RETURNS WOULD HAVE BEEN LOWER.

CONSUMER INDUSTRIES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999       PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SELECT CONSUMER INDUSTRIES          -2.06%         26.36%       147.66%       335.22%

SELECT CONSUMER INDUSTRIES          -5.07%         22.49%       140.16%       322.09%
(LOAD ADJ.)

S&P 500                             7.32%          39.82%       206.52%       362.65%

GS Consumer Industries              -2.00%         24.74%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on June 29, 1990. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SELECT CONSUMER INDUSTRIES      26.36%       19.89%        17.40%

SELECT CONSUMER INDUSTRIES      22.49%       19.15%        17.01%
(LOAD ADJ.)

S&P 500                         39.82%       25.11%        18.19%

GS Consumer Industries          24.74%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Consumer Industries         S&P 500
             00517                       SP001
  1990/06/29       9700.00                    10000.00
  1990/07/31       9670.90                     9968.00
  1990/08/31       8943.40                     9066.89
  1990/09/30       8439.00                     8625.34
  1990/10/31       8749.40                     8588.25
  1990/11/30       9234.40                     9143.05
  1990/12/31       9593.72                     9398.14
  1991/01/31       9808.43                     9807.90
  1991/02/28      10569.68                    10509.16
  1991/03/31      11077.18                    10763.48
  1991/04/30      10950.31                    10789.32
  1991/05/31      11477.33                    11255.41
  1991/06/30      10911.27                    10739.92
  1991/07/31      11623.72                    11240.40
  1991/08/31      12101.94                    11506.79
  1991/09/30      11994.59                    11314.63
  1991/10/31      12375.21                    11466.25
  1991/11/30      11857.95                    11004.16
  1991/12/31      13290.07                    12263.03
  1992/01/31      13379.46                    12034.94
  1992/02/29      13836.37                    12191.39
  1992/03/31      13677.45                    11953.66
  1992/04/30      13717.18                    12305.10
  1992/05/31      13627.78                    12365.39
  1992/06/30      13015.69                    12181.15
  1992/07/31      13388.15                    12679.36
  1992/08/31      13253.65                    12419.43
  1992/09/30      13377.81                    12565.98
  1992/10/31      13595.08                    12609.96
  1992/11/30      14246.90                    13039.96
  1992/12/31      14427.78                    13200.35
  1993/01/31      14331.67                    13311.24
  1993/02/28      13851.10                    13492.27
  1993/03/31      14662.73                    13776.96
  1993/04/30      14566.61                    13443.55
  1993/05/31      15719.98                    13803.84
  1993/06/30      15730.66                    13843.87
  1993/07/31      15880.17                    13788.50
  1993/08/31      16916.07                    14311.08
  1993/09/30      17289.85                    14200.89
  1993/10/31      17823.81                    14494.84
  1993/11/30      17428.68                    14357.14
  1993/12/31      17987.73                    14530.86
  1994/01/31      17835.98                    15024.91
  1994/02/28      17789.29                    14617.74
  1994/03/31      16645.36                    13980.40
  1994/04/30      16823.06                    14159.35
  1994/05/31      16600.01                    14391.57
  1994/06/30      15684.31                    14038.97
  1994/07/31      16106.94                    14499.45
  1994/08/31      17046.12                    15093.93
  1994/09/30      16729.15                    14724.13
  1994/10/31      17057.86                    15055.42
  1994/11/30      16224.34                    14507.10
  1994/12/31      16716.09                    14722.24
  1995/01/31      16569.67                    15103.99
  1995/02/28      16972.32                    15692.59
  1995/03/31      17435.98                    16155.68
  1995/04/30      17815.10                    16631.47
  1995/05/31      18145.91                    17296.23
  1995/06/30      18133.66                    17698.02
  1995/07/31      18893.31                    18284.88
  1995/08/31      18856.56                    18330.78
  1995/09/30      19861.26                    19104.34
  1995/10/31      20755.69                    19036.14
  1995/11/30      21980.94                    19871.82
  1995/12/31      21446.67                    20254.55
  1996/01/31      21446.67                    20944.02
  1996/02/29      22065.08                    21138.17
  1996/03/31      22844.29                    21341.73
  1996/04/30      23611.12                    21656.31
  1996/05/31      24835.58                    22214.82
  1996/06/30      24711.90                    22299.46
  1996/07/31      22015.61                    21314.27
  1996/08/31      22361.92                    21763.79
  1996/09/30      23809.01                    22988.66
  1996/10/31      23994.54                    23622.68
  1996/11/30      24674.80                    25408.32
  1996/12/31      24266.64                    24904.98
  1997/01/31      25355.05                    26461.05
  1997/02/28      25552.95                    26668.50
  1997/03/31      24798.48                    25572.69
  1997/04/30      24984.00                    27099.38
  1997/05/31      26715.57                    28749.19
  1997/06/30      28026.61                    30037.16
  1997/07/31      29646.86                    32427.21
  1997/08/31      28929.50                    30610.64
  1997/09/30      31836.05                    32287.18
  1997/10/31      31205.27                    31208.79
  1997/11/30      32541.05                    32653.45
  1997/12/31      33501.90                    33214.11
  1998/01/31      33331.18                    33581.45
  1998/02/28      35865.82                    36003.35
  1998/03/31      37888.28                    37847.08
  1998/04/30      37655.37                    38227.82
  1998/05/31      37857.53                    37570.69
  1998/06/30      39717.39                    39096.81
  1998/07/31      38976.14                    38680.43
  1998/08/31      33410.05                    33088.01
  1998/09/30      33612.21                    35207.63
  1998/10/31      37709.28                    38071.42
  1998/11/30      39825.21                    40378.93
  1998/12/31      42711.33                    42705.56
  1999/01/31      43537.91                    44491.51
  1999/02/28      43104.29                    43108.71
  1999/03/31      43781.82                    44833.49
  1999/04/30      44389.79                    46569.89
  1999/05/31      43600.58                    45470.38
  1999/06/30      45386.69                    47993.98
  1999/07/31      43946.72                    46495.61
  1999/08/31      42209.00                    46265.46
IMATRL PRASUN   SHR__CHT 19990831 19990915 140414 R00000000000113

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Consumer Industries Portfolio on June 29, 1990, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $42,209 - a 322.09% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $46,265
- a 362.65% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST 31, 1999
                               % OF FUND'S NET ASSETS

Procter & Gamble Co.            7.2

Wal-Mart Stores, Inc.           5.7

Philip Morris Companies, Inc.   5.3

Home Depot, Inc.                3.0

Time Warner, Inc.               2.4

McDonald's Corp.                2.2

Gillette Co.                    2.0

Disney (Walt) Co.               1.9

AT&T Corp. (Liberty Media       1.8
Group) Class A

Clorox Co.                      1.5

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Household Products 14.6%
Broadcasting 12.0%
General Merchandise Stores 9.7%
Foods 7.5%
Retail & Wholesale,
Miscellaneous 6.0%
All Others 50.2%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 50.2
Row: 1, Col: 2, Value: 6.0
Row: 1, Col: 3, Value: 7.5
Row: 1, Col: 4, Value: 9.699999999999999
Row: 1, Col: 5, Value: 12.0
Row: 1, Col: 6, Value: 14.6

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

CONSUMER INDUSTRIES PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Doug Chase)
(photograph of John Porter)

NOTE TO SHAREHOLDERS: On September 1, 1999, after the period covered by this report, John Porter (right) became Portfolio Manager of Fidelity Select Consumer Industries Portfolio. The following is an interview with Doug Chase, who managed the fund during the period covered by this report, with comments from John Porter on his outlook.

Q. HOW DID THE FUND PERFORM, DOUG?

D.C. During the six- and 12-month periods that ended August 31, 1999, the fund returned -2.06% and 26.36%, respectively. This performance was in line with the Goldman Sachs Consumer Industries Index - an index of 300 stocks designed to measure the performance of companies in the consumer industries sector - which returned -2.00% and 24.74% over the same six- and 12-month periods, respectively. The Standard and Poor's 500 Index produced returns of 7.32% and 39.82%, respectively, during those same periods.

Q. WHAT FACTORS SHAPED THE FUND'S PERFORMANCE DURING THE PERIOD?

D.C. Our deep bench of research analysts did a good job of identifying the winners and losers within the consumer industries over the past six months. Together, we were generally successful in picking the right companies and moving money between consumer industry sectors on a timely basis. Having a healthy underweighting in Coca-Cola proved especially beneficial, as the company suffered from poor earnings growth and a massive recall in Europe. Still, many consumer stocks traded down during the period despite strong company fundamentals and above-average domestic consumer spending levels. Much of their falloff can be attributed to an increasingly uncertain economic environment, marked by concerns about inflation and rising interest rates. This backdrop, together with the fund's underweighting in several strong office and computer product retailing names, weighed heavily on performance for much of the period. Conversely, the fund benefited from strong stock picking in household products and broadcasting stocks.

Q. WHICH STOCKS PERFORMED WELL FOR THE FUND?

D.C. Wal-Mart soared due to strong sales growth fueled by robust consumer demand and superior inventory and pricing. The Limited, also benefiting from the sharp rise in consumer confidence, rallied around improving sales, which resulted from a rotation in its product line to a younger target audience. As majority owner of Intimate Brands, operator of Victoria's Secret and Bath & Body Works, this stock also was rewarded for strong performance within these businesses. CBS was a particularly good performer, enjoying healthy returns in both its radio and television divisions.

Q. WHICH STOCKS DETRACTED FROM PERFORMANCE?

D.C. Disney suffered from a host of problems, including a loss of creative talent, higher costs associated with making animated films and increased competition from other studios. Weak company-store sales and declining revenues from home-video releases also pressured its stock. The market continued to punish shares of Philip Morris for its litigation troubles. Saks' earnings suffered after its buyout by national retailer Proffitt's last September, as the joint concern faced the challenges associated with combining the two operations.

Q. TURNING TO YOU, JOHN, WHAT'S YOUR OUTLOOK?

J.P. Facing the prospect of rising interest rates, the market is saying that it thinks the U.S. economy is going to slow, which could change consumer expenditure patterns dramatically. I'm comfortable with the fund's current defensive positioning - underweighting the more economically sensitive retailing stocks and overweighting supermarkets and drug chains, which tend to be defensive. It's important to keep in mind that if consumer spending continues to be driven primarily by market gains, investors could be in for a bumpy ride. The situation last fall proved how fast consumers could flee a falling market. I'm not looking to change the fund's defensive positioning until we see some semblance of order in the marketplace. Until then, I will keep a close eye on relative valuations and rely on Fidelity's research strength in picking the right stocks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: June 29, 1990

FUND NUMBER: 517

TRADING SYMBOL: FSCPX

SIZE: as of August 31, 1999, more than $68 million

MANAGER: John Porter, since September 1999;
manager, Fidelity Advisor Consumer Industries
Fund, since September 1999; Fidelity Select
Software and Computer Services Portfolio,
1997-1999; Fidelity Select Medical Delivery
Portfolio, 1998-1999; Fidelity Select
Multimedia Portfolio, 1996-1997; joined
Fidelity in 1995

CONSUMER INDUSTRIES PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 93.5%

                                 SHARES                   VALUE (NOTE 1)

ADVERTISING - 1.3%

Interpublic Group of              7,600                   $ 301,150
Companies, Inc.

Omnicom Group, Inc.               7,400                    557,775

                                                           858,925

APPAREL STORES - 3.0%

Abercrombie & Fitch Co. Class     5,900                    205,763
A (a)

American Eagle Outfitters,        2,500                    98,125
Inc. (a)

AnnTaylor Stores Corp. (a)        4,700                    155,688

Claire's Stores, Inc.             5,200                    97,825

Gap, Inc.                         13,337                   521,810

Limited, Inc. (The)               10,501                   397,725

Payless ShoeSource, Inc. (a)      2,700                    134,663

TJX Companies, Inc.               11,100                   320,513

Too, Inc. (a)                     1,285                    22,568

Venator Group, Inc. (a)           16,000                   114,000

                                                           2,068,680

AUTOS, TIRES, & ACCESSORIES -
0.4%

AutoNation, Inc. (a)              23,300                   301,444

BEVERAGES - 4.9%

Anheuser-Busch Companies,         7,200                    554,400
Inc.

Canandaigua Wine, Inc. Class      5,300                    306,738
A (a)

Celestial Seasonings, Inc. (a)    18,800                   373,650

Coca-Cola Co. (The)               1,100                    65,794

Coors (Adolph) Co. Class B        7,800                    445,088

Golden State Vinters, Inc.        26,700                   160,200
Class B (a)

PepsiCo, Inc.                     19,000                   648,375

Seagram Co. Ltd.                  11,100                   589,397

Whitman Corp.                     11,100                   185,231

                                                           3,328,873

BROADCASTING - 12.0%

AMFM, Inc. (a)                    3,600                    177,300

AT&T Corp. (Liberty Media         39,500                   1,264,000
Group)  Class A (a)

Cablevision Systems Corp.         3,500                    245,000
Class A (a)

CBS Corp. (a)                     21,500                   1,010,500

Clear Channel Communications,     6,038                    423,037
Inc. (a)

Comcast Corp.:

Class A                           3,500                    103,031

Class A (special)                 15,900                   518,738

Cox Communications, Inc.          16,400                   609,875
Class A (a)

E.W. Scripps Co. Class A          2,100                    100,800

EchoStar Communications Corp.     1,300                    108,713
 Class A (a)

Infinity Broadcasting Corp.       4,300                    116,369
Class A

MediaOne Group, Inc.              14,800                   973,100

Nielsen Media Research, Inc.      4,100                    150,419
(a)



                                 SHARES                   VALUE (NOTE 1)

Sinclair Broadcast Group,         7,800                   $ 126,750
Inc.  Class A (a)

Time Warner, Inc.                 27,745                   1,645,625

UnitedGlobalCom, Inc. (a)         2,200                    161,150

USA Networks, Inc. (a)            10,900                   489,138

                                                           8,223,545

BUILDING MATERIALS - 0.4%

Fortune Brands, Inc.              8,200                    307,500

CELLULAR - 0.2%

Rogers Communications, Inc.       6,600                    116,080
Class B (non-vtg.) (a)

COMPUTER SERVICES & SOFTWARE
- 0.6%

At Home Corp. Series A (a)        4,800                    192,600

Galileo International, Inc.       2,700                    130,950

Sykes Enterprises, Inc. (a)       3,500                    84,000

                                                           407,550

CONSUMER ELECTRONICS - 0.4%

Gemstar International Group       3,700                    255,300
Ltd. (a)

DRUG STORES - 2.0%

CVS Corp.                         19,054                   794,314

Walgreen Co.                      24,300                   563,456

                                                           1,357,770

ENTERTAINMENT - 5.6%

Carnival Corp.                    14,300                   639,031

Disney (Walt) Co.                 46,300                   1,284,825

King World Productions, Inc.      8,200                    312,625
(a)

Royal Carribean Cruises Ltd.      6,900                    323,006

SFX Entertainment, Inc. Class     4,650                    191,522
A (a)

Viacom, Inc.:

Class A (a)                       2,800                    118,475

Class B (non-vtg.) (a)            22,200                   933,788

                                                           3,803,272

FOODS - 7.5%

American Italian Pasta Co.        11,700                   327,600
Class A (a)

Archer-Daniels-Midland Co.        3,538                    45,994

Aurora Foods, Inc. (a)            5,900                    99,563

Bestfoods                         7,000                    343,875

Corn Products International,      14,550                   473,784
Inc.

Dean Foods Co.                    5,700                    229,425

Earthgrains Co.                   7,800                    188,175

Flowers Industries, Inc.          10,700                   169,194

General Mills, Inc.               3,900                    326,625

Groupe Danone                     700                      173,375

Hormel Foods Corp.                3,500                    140,875

IBP, Inc.                         7,400                    169,738

Interstate Bakeries Corp.         4,000                    95,750

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1)

FOODS - CONTINUED

Keebler Foods Co. (a)             25,100                  $ 748,294

Kellogg Co.                       6,600                    234,713

Nabisco Holdings Corp. Class A    10,500                   412,781

Quaker Oats Co.                   6,400                    427,600

Sara Lee Corp.                    21,700                   481,469

                                                           5,088,830

GENERAL MERCHANDISE STORES -
9.7%

Ames Department Stores, Inc.      3,800                    111,625
(a)

Consolidated Stores Corp. (a)     10,728                   172,989

Dayton Hudson Corp.               16,900                   980,200

Dollar General Corp.              6,075                    157,950

Dollar Tree Stores, Inc. (a)      1,500                    49,500

Federated Department Stores,      10,700                   492,200
Inc. (a)

Nordstrom, Inc.                   5,500                    155,719

Saks, Inc. (a)                    28,543                   479,879

Stein Mart, Inc. (a)              12,700                   88,106

Wal-Mart Stores, Inc.             88,300                   3,912,794

                                                           6,600,962

GROCERY STORES - 4.5%

Albertson's, Inc.                 14,323                   686,609

Fleming Companies, Inc.           15,800                   190,588

Kroger Co. (a)                    38,900                   899,563

Safeway, Inc. (a)                 20,500                   954,531

U.S. Foodservice (a)              18,000                   374,625

                                                           3,105,916

HOUSEHOLD PRODUCTS - 14.6%

Alberto-Culver Co. Class A        5,100                    109,969

Avon Products, Inc.               18,900                   829,238

Clorox Co.                        23,156                   1,047,809

Colgate-Palmolive Co.             14,800                   791,800

Gillette Co.                      29,400                   1,370,775

Procter & Gamble Co.              49,500                   4,912,862

Unilever NV                       3,100                    16,785

Unilever NV NY Shares             12,196                   840,000

Yankee Candle Co., Inc. (a)       3,200                    57,000

                                                           9,976,238

LEISURE DURABLES & TOYS - 0.8%

Harley-Davidson, Inc.             3,800                    207,100

Hasbro, Inc.                      11,050                   270,034

Mattel, Inc.                      3,300                    70,331

                                                           547,465

LODGING & GAMING - 1.5%

Gtech Holdings Corp. (a)          6,800                    171,700

Marriott International, Inc.      5,100                    174,675
Class A



                                 SHARES                   VALUE (NOTE 1)

Prime Hospitality Corp. (a)       16,300                  $ 151,794

Promus Hotel Corp. (a)            8,200                    238,313

Starwood Hotels & Resorts         5,200                    123,825
Worldwide, Inc.

Sun International Hotels Ltd.     2,100                    61,163
(a)

WMS Industries, Inc. (a)          11,200                   121,800

                                                           1,043,270

PACKAGING & CONTAINERS - 1.3%

Corning, Inc.                     6,300                    418,950

Tupperware Corp.                  19,800                   446,738

                                                           865,688

PAPER & FOREST PRODUCTS - 0.6%

Kimberly-Clark Corp.              7,100                    404,256

PRINTING - 0.2%

Donnelley (R.R.) & Sons Co.       4,000                    125,500

PUBLISHING - 3.6%

Gannet, Inc.                      7,500                    509,531

Harcourt General, Inc.            1,900                    83,244

Harte Hanks Communications,       3,300                    74,044
Inc.

Knight-Ridder, Inc.               2,100                    113,269

McGraw-Hill Companies, Inc.       7,700                    397,994

Meredith Corp.                    6,900                    239,344

New York Times Co. (The)          5,400                    210,938
Class A

Playboy Enterprises, Inc.         4,400                    92,675
Class B (a)

Reader's Digest Association,      11,900                   371,875
Inc.  Class A (non-vtg.)

Tribune Co.                       4,000                    373,250

                                                           2,466,164

RESTAURANTS - 3.5%

CEC Entertainment, Inc. (a)       5,100                    142,163

Foodmaker, Inc. (a)               4,300                    99,169

McDonald's Corp.                  35,900                   1,485,363

Outback Steakhouse, Inc. (a)      8,400                    248,850

Papa John's International,        2,000                    79,500
Inc. (a)

Sizzler International, Inc.       20,700                   51,750
(a)

Tricon Global Restaurants,        7,400                    300,625
Inc. (a)

                                                           2,407,420

RETAIL & WHOLESALE,
MISCELLANEOUS - 6.0%

Action Performance Companies,     4,000                    98,750
Inc. (a)

Bed Bath & Beyond, Inc. (a)       3,800                    104,500

Circuit City Stores, Inc. -       15,600                   670,800
Circuit City Group

Home Depot, Inc.                  33,600                   2,053,800

Lowe's Companies, Inc.            12,700                   574,675

Office Depot, Inc. (a)            9,750                    101,766

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1)

RETAIL & WHOLESALE,
MISCELLANEOUS - CONTINUED

PETsMART, Inc. (a)                34,600                  $ 166,513

Staples, Inc. (a)                 15,775                   343,106

                                                           4,113,910

SERVICES - 2.9%

ACNielsen Corp. (a)               9,600                    240,000

Block (H&R), Inc.                 2,800                    155,750

Cendant Corp. (a)                 20,900                   374,894

Modis Professional Services,      4,800                    75,900
Inc. (a)

NCO Group, Inc. (a)               5,400                    245,700

Profit Recovery Group             3,000                    114,188
International, Inc. (a)

ServiceMaster Co.                 6,350                    104,775

Snyder Communications, Inc.       4,000                    81,500
(a)

True North Communications         5,800                    191,038

Viad Corp.                        12,400                   371,225

                                                           1,954,970

TEXTILES & APPAREL - 0.7%

Jones Apparel Group, Inc. (a)     5,100                    132,281

Liz Claiborne, Inc.               3,600                    132,300

NIKE, Inc. Class B                4,300                    198,875

                                                           463,456

TOBACCO - 5.3%

Philip Morris Companies, Inc.     97,600                   3,653,900

TOTAL COMMON STOCKS                                       63,846,884
(Cost $53,406,084)

CASH EQUIVALENTS - 7.6%



Central Cash Collateral Fund,     924,600                  924,600
5.26% (b)

Taxable Central Cash Fund,        4,254,722                4,254,722
5.20% (b)

TOTAL CASH EQUIVALENTS                                     5,179,322
(Cost $5,179,322)

TOTAL INVESTMENT PORTFOLIO -                              69,026,206
101.1%  (Cost $58,585,406)

NET OTHER ASSETS - (1.1%)                                  (723,253)

NET ASSETS - 100%                                       $ 68,302,953

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $37,979,816 and $48,384,596, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $7,924 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $882,731. The fund received cash collateral of $924,600 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $59,147,036. Net unrealized appreciation aggregated $9,879,170, of which $12,948,063 related to appreciated investment securities and $3,068,893 related to depreciated investment securities.

CONSUMER INDUSTRIES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                          AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at             $ 69,026,206
value  (cost $58,585,406) -
See accompanying schedule

Receivable for fund shares                601,646
sold

Dividends receivable                      40,023

Interest receivable                       19,477

Redemption fees receivable                263

Other receivables                         30,665

 TOTAL ASSETS                             69,718,280

LIABILITIES

Payable for investments        $ 44,384
purchased

Payable for fund shares         366,453
redeemed

Accrued management fee          33,471

Other payables and  accrued     46,419
expenses

Collateral on securities        924,600
loaned,  at value

 TOTAL LIABILITIES                        1,415,327

NET ASSETS                               $ 68,302,953

Net Assets consist of:

Paid in capital                          $ 53,436,960

Undistributed net investment              40,813
income

Accumulated undistributed net             4,384,384
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               10,440,796
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 2,240,302                $ 68,302,953
shares outstanding

NET ASSET VALUE and                       $30.49
redemption price per share
($68,302,953 (divided by)
2,240,302 shares)

Maximum offering price per                $31.43
share (100/97.00 of $30.49)

STATEMENT OF OPERATIONS
                             SIX MONTHS ENDED AUGUST 31,
                                        1999 (UNAUDITED)

INVESTMENT INCOME                              $ 319,095
Dividends

Special dividend from                           91,055
Unilever   NV NY Shares

Interest                                        123,254

Security lending                                7,201

 TOTAL INCOME                                   540,605

EXPENSES

Management fee                   $ 231,071

Transfer agent fees               209,684

Accounting and security           31,058
lending fees

Non-interested trustees'          117
compensation

Custodian fees and expenses       11,752

Registration fees                 20,711

Audit                             4,398

Legal                             181

 Total expenses before            508,972
reductions

 Expense reductions               (9,180)       499,792

NET INVESTMENT INCOME                           40,813

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            5,102,337

 Foreign currency transactions    755           5,103,092

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (6,214,512)

 Assets and liabilities in        (6)           (6,214,518)
foreign currencies

NET GAIN (LOSS)                                 (1,111,426)

NET INCREASE (DECREASE) IN                     $ (1,070,613)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 138,746
charges paid to FDC

 Sales charges - Retained by                   $ 135,347
FDC

 Deferred sales charges                        $ 109
withheld   by FDC

 Exchange fees withheld by FSC                 $ 1,988

 Expense reductions  Directed                  $ 9,135
brokerage arrangements

  Custodian credits                             45

                                               $ 9,180

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 40,813                     $ (117,811)
income (loss)

 Net realized gain (loss)         5,103,092                    2,849,083

 Change in net unrealized         (6,214,518)                  10,439,435
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (1,070,613)                  13,170,707
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,807,115)                  (2,388,067)
from net realized gains

Share transactions Net            15,739,418                   69,216,485
proceeds from sales of shares

 Reinvestment of distributions    1,752,932                    2,350,548

 Cost of shares redeemed          (28,583,044)                 (72,339,516)

 NET INCREASE (DECREASE) IN       (11,090,694)                 (772,483)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  27,275                       81,867

  TOTAL INCREASE (DECREASE)       (13,941,147)                 10,092,024
IN NET ASSETS

NET ASSETS

 Beginning of period              82,244,100                   72,152,076

 End of period (including        $ 68,302,953                 $ 82,244,100
undistributed net investment
income of $40,813 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             490,423                      2,390,153

 Issued in reinvestment of        53,804                       82,715
distributions

 Redeemed                         (889,410)                    (2,529,261)

 Net increase (decrease)          (345,183)                    (56,393)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                  1998      1997      1996 G    1995

Net asset value, beginning of    $ 31.81                      $ 27.31               $ 20.66   $ 17.84   $ 13.91   $ 15.24
period

Income from Investment
Operations

Net investment income (loss) D    .02 H                        (.04)                 (.22)     (.22)     .08       (.15)

Net realized and unrealized       (.64)                        5.41                  8.34      2.93      3.97      (.60)
gain (loss)

Total from investment             (.62)                        5.37                  8.12      2.71      4.05      (.75)
operations

Less Distributions

 From net investment income       -                            -                     -         -         (.02)     -

From net realized gain            (.71)                        (.90)                 (1.52)    -         (.01)     (.60)

In excess of net realized gain    -                            -                     -         -         (.20)     -

Total distributions               (.71)                        (.90)                 (1.52)    -         (.23)     (.60)

Redemption fees added to paid     .01                          .03                   .05       .11       .11       .02
in capital

Net asset value, end of period   $ 30.49                      $ 31.81               $ 27.31   $ 20.66   $ 17.84   $ 13.91

TOTAL RETURN B, C                 (2.06)%                      20.18%                40.36%    15.81%    30.01%    (4.59)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 68,303                     $ 82,244              $ 72,152  $ 18,392  $ 22,362  $ 20,501
(000 omitted)

Ratio of expenses to average      1.26% A                      1.34%                 2.01%     2.49%     1.53% E   2.49% E
net assets

Ratio of expenses to average      1.24% A, F                   1.32% F               1.97% F   2.44% F   1.48% F   2.49%
net assets after  expense
reductions

Ratio of net investment           .10% A                       (.15)%                (.90)%    (1.13)%   .46%      (1.08)%
income (loss) to average net
assets

Portfolio turnover rate           102% A                       150%                  199%      340%      601%      190%

<?TABLE>

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.
E DURING THE PERIOD, FMR AGREED TO REIMBURSE A PORTION OF THE
FUND'S EXPENSES OR EXPENSES WERE LIMITED IN ACCORDANCE WITH  A STATE EXPENSE LIMITATION.
WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID
OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G FOR THE YEAR ENDED FEBRUARY 29
H NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM
UNILEVER NV NY SHARES WHICH AMOUNTED TO $.04 PER SHARE.


FOOD AND AGRICULTURE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.


CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT FOOD AND AGRICULTURE     -6.53%         9.58%        107.33%       292.86%

SELECT FOOD AND AGRICULTURE     -9.41%         6.22%        101.03%       281.00%
(LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Consumer Industries          -2.00%         24.74%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT FOOD AND AGRICULTURE     9.58%        15.70%        14.66%

SELECT FOOD AND AGRICULTURE     6.22%        14.99%        14.31%
(LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Consumer Industries          24.74%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Food & Agriculture          S&P 500
             00009                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9741.05                     9959.00
  1989/10/31       9642.53                     9727.95
  1989/11/30      10007.87                     9926.40
  1989/12/31      10237.13                    10164.64
  1990/01/31       9525.06                     9482.59
  1990/02/28       9661.32                     9604.91
  1990/03/31      10078.89                     9859.44
  1990/04/30      10039.33                     9612.96
  1990/05/31      10914.04                    10550.22
  1990/06/30      11268.07                    10478.48
  1990/07/31      11263.63                    10444.95
  1990/08/31      10441.95                     9500.72
  1990/09/30      10108.84                     9038.04
  1990/10/31      10348.68                     8999.18
  1990/11/30      10775.06                     9580.52
  1990/12/31      11191.95                     9847.82
  1991/01/31      11513.16                    10277.18
  1991/02/28      12380.44                    11012.00
  1991/03/31      12986.15                    11278.49
  1991/04/30      12788.84                    11305.56
  1991/05/31      13256.89                    11793.96
  1991/06/30      12710.69                    11253.80
  1991/07/31      13242.64                    11778.23
  1991/08/31      13769.92                    12057.37
  1991/09/30      13527.27                    11856.01
  1991/10/31      13531.94                    12014.88
  1991/11/30      13438.62                    11530.68
  1991/12/31      15007.25                    12849.79
  1992/01/31      14783.55                    12610.79
  1992/02/29      14700.88                    12774.73
  1992/03/31      14375.06                    12525.62
  1992/04/30      14209.72                    12893.87
  1992/05/31      14336.16                    12957.05
  1992/06/30      14179.41                    12763.99
  1992/07/31      14727.09                    13286.04
  1992/08/31      14661.77                    13013.68
  1992/09/30      14907.98                    13167.24
  1992/10/31      15068.76                    13213.32
  1992/11/30      15646.59                    13663.90
  1992/12/31      15911.58                    13831.96
  1993/01/31      15916.73                    13948.15
  1993/02/28      15875.57                    14137.85
  1993/03/31      16307.70                    14436.15
  1993/04/30      15674.50                    14086.80
  1993/05/31      16168.02                    14464.33
  1993/06/30      16007.09                    14506.27
  1993/07/31      15808.61                    14448.25
  1993/08/31      16564.98                    14995.84
  1993/09/30      16511.33                    14880.37
  1993/10/31      17133.59                    15188.39
  1993/11/30      16935.11                    15044.10
  1993/12/31      17314.58                    15226.14
  1994/01/31      17838.24                    15743.82
  1994/02/28      17731.25                    15317.17
  1994/03/31      16903.53                    14649.34
  1994/04/30      16714.66                    14836.85
  1994/05/31      16593.20                    15080.17
  1994/06/30      16720.44                    14710.71
  1994/07/31      17281.45                    15193.22
  1994/08/31      18380.34                    15816.14
  1994/09/30      18415.04                    15428.65
  1994/10/31      18762.06                    15775.79
  1994/11/30      18305.15                    15201.24
  1994/12/31      18369.72                    15426.67
  1995/01/31      19144.13                    15826.69
  1995/02/28      19528.33                    16443.45
  1995/03/31      19972.57                    16928.70
  1995/04/30      20409.10                    17427.25
  1995/05/31      21141.48                    18123.82
  1995/06/30      21641.95                    18544.83
  1995/07/31      21879.97                    19159.78
  1995/08/31      21843.35                    19207.87
  1995/09/30      23558.35                    20018.44
  1995/10/31      23594.97                    19946.98
  1995/11/30      24522.66                    20822.65
  1995/12/31      25100.17                    21223.69
  1996/01/31      26135.36                    21946.15
  1996/02/29      26934.11                    22149.59
  1996/03/31      26480.42                    22362.89
  1996/04/30      25997.72                    22692.52
  1996/05/31      26956.70                    23277.76
  1996/06/30      26982.98                    23366.44
  1996/07/31      26615.15                    22334.12
  1996/08/31      25767.82                    22805.14
  1996/09/30      26641.42                    24088.62
  1996/10/31      27134.05                    24752.98
  1996/11/30      28500.28                    26624.06
  1996/12/31      28450.91                    26096.63
  1997/01/31      29680.73                    27727.15
  1997/02/28      30594.52                    27944.53
  1997/03/31      29797.53                    26796.29
  1997/04/30      30979.73                    28396.03
  1997/05/31      31891.98                    30124.78
  1997/06/30      32951.37                    31474.37
  1997/07/31      34135.82                    33978.79
  1997/08/31      32561.46                    32075.30
  1997/09/30      34518.38                    33832.06
  1997/10/31      33900.40                    32702.07
  1997/11/30      36217.81                    34215.85
  1997/12/31      37081.81                    34803.33
  1998/01/31      35834.65                    35188.26
  1998/02/28      37809.97                    37726.04
  1998/03/31      39258.54                    39657.99
  1998/04/30      38264.55                    40056.94
  1998/05/31      39134.76                    39368.37
  1998/06/30      39955.71                    40967.51
  1998/07/31      38519.05                    40531.21
  1998/08/31      34775.51                    34671.20
  1998/09/30      36704.74                    36892.24
  1998/10/31      39972.13                    39893.06
  1998/11/30      41589.41                    42310.97
  1998/12/31      42899.15                    44748.93
  1999/01/31      41161.29                    46620.33
  1999/02/28      40770.27                    45171.37
  1999/03/31      39414.73                    46978.68
  1999/04/30      38908.00                    48798.16
  1999/05/31      38952.49                    47646.04
  1999/06/30      39424.05                    50290.39
  1999/07/31      39237.20                    48720.33
  1999/08/31      38100.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 140555 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Food and Agriculture Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $38,100 - a 281.00% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison - look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                % OF FUND'S NET ASSETS

McDonald's Corp.                 8.0

Anheuser-Busch Companies, Inc.   6.6

Safeway, Inc.                    5.5

Unilever NV NY Shares            5.3

Philip Morris Companies, Inc.    5.1

Kroger Co.                       4.4

PepsiCo, Inc.                    4.3

Albertson's, Inc.                3.8

Keebler Foods Co.                3.5

Corn Products International,     3.3
Inc.

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Foods 40.0%
Beverages 17.7%
Grocery Stores 14.5%
Restaurants 10.0%
Tobacco 5.5%
All Others 12.3%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 12.3
Row: 1, Col: 2, Value: 5.5
Row: 1, Col: 3, Value: 10.0
Row: 1, Col: 4, Value: 14.5
Row: 1, Col: 5, Value: 17.7
Row: 1, Col: 6, Value: 40.0

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

FOOD AND AGRICULTURE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Scott Offen)

Scott Offen,
Portfolio Manager of
Fidelity Select Food
and Agriculture Portfolio

Q. HOW DID THE FUND PERFORM, SCOTT?

A. It was a difficult period for the fund. For the six and 12 months ending August 31, 1999, the fund returned -6.53% and 9.58%, respectively. During that same time, the Goldman Sachs Consumer Industries Index - an index of 300 stocks designed to measure the performance of companies in the consumer industries sector - returned -2.00% and 24.74%, respectively. The Standard & Poor's 500 Index returned 7.32% and 39.82% during the same six- and 12-month periods.

Q. WHAT MARKET FACTORS DROVE THE WEAK PERFORMANCE OF THE FOOD AND
AGRICULTURE SECTOR?

A. The primary factors were slow or negative unit sales growth, little or no pricing power - meaning the inability to sustain or raise prices without sacrificing sales or market share - and widespread earnings shortfalls, which resulted in generally pessimistic investor sentiment across the sector. Adding to the negative environment, strength in other sectors of the market resulted in further outflows of dollars from the underperforming food and agriculture stocks.

Q. FOOD, BEVERAGE AND GROCERY STORE HOLDINGS REPRESENTED APPROXIMATELY 72% OF THE FUND'S NET ASSETS. CAN YOU TELL US HOW THESE INDUSTRIES FARED?

A. Food companies had a difficult time because they had little to no pricing power, which was especially damaging in this slow-growth industry. Any price increases that companies did institute were usually rolled-back into marketing initiatives to stimulate consumer demand. Unit sales growth was also very low for companies in the food sector, which resulted in lower earnings. In the beverage category, this situation was clearly evident as the deflationary price environment hurt sales results at Coca-Cola and PepsiCo. Despite favorable business fundamentals in the grocery store chains, these stocks also declined as consolidation in this sector was a double-edged sword. Supermarket consolidation increased the chains' leverage with packaged-food companies, forcing them to sell their products to supermarkets at lower prices. On the other hand, though, the pressure to lower prices created a deflationary environment, which hurt earnings at many packaged-food companies. In turn, this trend hurt stock prices for the entire food and agriculture sector.

Q. YOU MADE SOME CHANGES TO THE FUND'S TOP-10 HOLDINGS AND REDUCED THE FUND'S HOLDINGS IN GROCERY STORES. WHAT WAS YOUR RATIONALE FOR THESE CHANGES?

A. As certain grocery store and food stocks sold off quickly, it presented some value opportunities for the fund. While I reduced the fund's total exposure to supermarket chains, I increased the fund's holdings in certain grocers, namely Kroger and Albertson's, and food stocks, such as Keebler and Quaker Oats, because I believed they had positive long-term growth prospects. Unfortunately, there weren't many places to protect the fund from downside risk, as the majority of stocks in the food and agriculture sector declined, including Kroger, Albertson's and Safeway.

Q. WHICH STOCKS HELPED THE FUND'S RETURN?

A. I increased the fund's holdings in Corn Products International during the period, which helped performance. This company refines corn for a variety of food and industrial uses, including the production of high-fructose corn syrup. As the price of corn declined during the period, its stock price rallied as overhead costs decreased and profits grew. Another top contributor to fund performance was Quaker Oats. Sales in its hot cereal and sports drink franchises, which include Gatorade, continued to produce strong results.

Q. WHAT'S YOUR OUTLOOK?

A. Consolidation in the grocery store sector has put pressure on the packaged-foods industry to consolidate. Unfortunately, food companies have not taken the logical steps to consolidate and cut costs out of their businesses. While this scenario has been frustrating and it is difficult to ascertain whether this trend will change, there are top-quality companies in this industry that are at historically low values. If the industry begins to take the necessary steps to cut costs and increase its return on assets, we could start to see some improvement in stock performance.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 009

TRADING SYMBOL: FDFAX

SIZE: as of August 31, 1999, more than
$154 million

MANAGER: Scott Offen, since 1996; manager, several Fidelity Select Portfolios, 1988-1996;
joined Fidelity in 1985

FOOD AND AGRICULTURE PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 93.5%

                                 SHARES                     VALUE (NOTE 1)

BEVERAGES - 17.7%

Anheuser-Busch Companies,         132,800                   $ 10,225,600
Inc.

Brown-Forman Corp. Class B        6,800                      399,500

Canandaigua Wine, Inc. Class      8,200                      474,575
A (a)

Celestial Seasonings, Inc. (a)    18,600                     369,675

Coca-Cola Bottling Co.            19,100                     1,100,638
Consolidated

Coca-Cola Co. (The)               75,700                     4,527,806

Coca-Cola Enterprises, Inc.       29,800                     847,438

Coors (Adolph) Co. Class B        37,100                     2,117,019

PepsiCo, Inc.                     193,200                    6,592,950

Whitman Corp.                     38,000                     634,125

                                                             27,289,326

CHEMICALS & PLASTICS - 0.5%

IMC Global, Inc.                  46,700                     744,281

FOODS - 40.0%

American Italian Pasta Co.        65,100                     1,822,800
Class A (a)

Archer-Daniels-Midland Co.        84,755                     1,101,815

Aurora Foods, Inc. (a)            41,000                     691,875

Bestfoods                         78,200                     3,841,575

ConAgra, Inc.                     116,700                    2,859,150

Corn Products International,      157,775                    5,137,548
Inc.

Dean Foods Co.                    39,300                     1,581,825

Earthgrains Co.                   48,800                     1,177,300

Flowers Industries, Inc.          66,900                     1,057,856

General Mills, Inc.               41,700                     3,492,375

Groupe Danone                     5,200                      1,287,927

Heinz (H.J.) Co.                  94,400                     4,407,300

Hershey Foods Corp.               9,400                      503,488

Hormel Foods Corp.                25,200                     1,014,300

IBP, Inc.                         35,300                     809,694

International Home Foods,         26,600                     532,000
Inc. (a)

Interstate Bakeries Corp.         35,900                     859,356

Keebler Foods Co. (a)             179,100                    5,339,419

Kellogg Co.                       51,500                     1,831,469

McCormick & Co., Inc.             22,100                     707,200
(non-vtg.)

Nabisco Group Holdings Corp.      80,500                     1,428,875

Nabisco Holdings Corp. Class A    52,800                     2,075,700

Nestle SA:

ADR (Reg.)                        31,100                     3,067,238

(Reg.)                            956                        1,888,629

Quaker Oats Co.                   61,400                     4,102,288

Ralston Purina Co.                30,000                     825,000

Sara Lee Corp.                    142,700                    3,166,156

Suiza Foods Corp. (a)             11,000                     350,625

Sysco Corp.                       121,700                    3,970,463

Tootsie Roll Industries, Inc.     8,848                      302,491

Universal Foods Corp.             19,200                     405,600

                                                             61,639,337



                                 SHARES                     VALUE (NOTE 1)

GROCERY STORES - 14.5%

Albertson's, Inc.                 123,286                   $ 5,910,023

Kroger Co. (a)                    293,200                    6,780,250

Safeway, Inc. (a)                 180,300                    8,395,219

SUPERVALU, Inc.                   39,800                     895,500

Whole Foods Market, Inc. (a)      8,800                      316,250

                                                             22,297,242

HOUSEHOLD PRODUCTS - 5.3%

Unilever NV NY Shares             119,978                    8,263,485

RESTAURANTS - 10.0%

McDonald's Corp.                  298,500                    12,350,434

Outback Steakhouse, Inc. (a)      40,400                     1,196,850

Tricon Global Restaurants,        45,500                     1,848,438
Inc. (a)

                                                             15,395,722

TOBACCO - 5.5%

Philip Morris Companies, Inc.     211,200                    7,906,800

RJ Reynolds Tobacco Holdings,     19,066                     523,123
Inc.

                                                             8,429,923

TOTAL COMMON STOCKS                                        144,059,316
(Cost $126,361,664)

CASH EQUIVALENTS - 9.0%



Central Cash Collateral Fund,     3,292,800                  3,292,800
5.26% (b)

Taxable Central Cash Fund,        10,612,396                 10,612,396
5.20% (b)

TOTAL CASH EQUIVALENTS                                       13,905,196
(Cost $13,905,196)

TOTAL INVESTMENT PORTFOLIO -                                157,964,512
102.5%
(Cost $140,266,860)

NET OTHER ASSETS - (2.5%)                                   (3,796,223)

NET ASSETS - 100%                                         $ 154,168,289

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $28,576,457 and $62,625,300, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $4,491 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $3,105,694. The fund received cash collateral of $3,292,800 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $140,702,793. Net unrealized appreciation aggregated $17,261,719, of which $21,536,820 related to appreciated investment securities and $4,275,101 related to depreciated investment securities.

FOOD AND AGRICULTURE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                             AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at               $ 157,964,512
value  (cost $140,266,860) -
 See accompanying schedule

Receivable for fund shares                  65,931
sold

Dividends receivable                        154,081

Interest receivable                         35,293

Redemption fees receivable                  232

Other receivables                           825

 TOTAL ASSETS                               158,220,874

LIABILITIES

Payable for fund shares        $ 583,197
redeemed

Accrued management fee          76,919

Other payables and accrued      99,669
expenses

Collateral on securities        3,292,800
loaned,  at value

 TOTAL LIABILITIES                          4,052,585

NET ASSETS                                 $ 154,168,289

Net Assets consist of:

Paid in capital                            $ 132,656,043

Undistributed net investment                1,207,183
income

Accumulated undistributed net               2,607,461
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 17,697,602
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 3,599,923                  $ 154,168,289
shares outstanding

NET ASSET VALUE and                         $42.83
redemption price per share
($154,168,289 (divided by)
3,599,923 shares)

Maximum offering price per                  $44.15
share (100/97.00 of $42.83)

STATEMENT OF OPERATIONS
                                SIX MONTHS ENDED AUGUST 31,
                                           1999 (UNAUDITED)

INVESTMENT INCOME                               $ 1,048,572
Dividends

 Special dividend from                           993,960
Unilever   NV NY Shares

Interest                                         257,851

Security lending                                 42,306

 TOTAL INCOME                                    2,342,689

EXPENSES

Management fee                   $ 519,948

Transfer agent fees               529,914

Accounting and security           67,605
lending fees

Non-interested trustees'          173
compensation

Custodian fees and expenses       5,514

Registration fees                 24,358

Audit                             7,493

Legal                             105

 Total expenses before            1,155,110
reductions

 Expense reductions               (23,533)       1,131,577

NET INVESTMENT INCOME                            1,211,112

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            3,173,172

 Foreign currency transactions    (5,027)        3,168,145

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (16,462,454)

 Assets and liabilities in        12             (16,462,442)
foreign currencies

NET GAIN (LOSS)                                  (13,294,297)

NET INCREASE (DECREASE) IN                      $ (12,083,185)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 87,476
charges paid to FDC

 Sales charges - Retained by                    $ 87,470
FDC

 Deferred sales charges                         $ 4,617
withheld   by FDC

 Exchange fees withheld by FSC                  $ 11,198

 Expense reductions  Directed                   $ 22,896
brokerage arrangements

  Custodian credits                              637

                                                $ 23,533

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 1,211,112                  $ 1,020,362
income

 Net realized gain (loss)         3,168,145                    20,672,714

 Change in net unrealized         (16,462,442)                 (4,236,166)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (12,083,185)                 17,456,910
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (252,465)                    (739,119)
From net investment income

 From net realized gain           (4,208,811)                  (25,615,738)

 TOTAL DISTRIBUTIONS              (4,461,276)                  (26,354,857)

Share transactions Net            15,063,474                   80,793,360
proceeds from sales of shares

 Reinvestment of distributions    4,282,978                    25,579,323

 Cost of shares redeemed          (54,698,431)                 (142,182,438)

 NET INCREASE (DECREASE) IN       (35,351,979)                 (35,809,755)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  57,743                       148,005

  TOTAL INCREASE (DECREASE)       (51,838,697)                 (44,559,697)
IN NET ASSETS

NET ASSETS

 Beginning of period              206,006,986                  250,566,683

 End of period (including        $ 154,168,289                $ 206,006,986
undistributed net investment
income of $1,207,183 and
$490,066, respectively)

OTHER INFORMATION
Shares

 Sold                             337,854                      1,684,840

 Issued in reinvestment of        96,727                       536,693
distributions

 Redeemed                         (1,225,233)                  (2,964,307)

 Net increase (decrease)          (790,652)                    (742,774)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 G

Net asset value, beginning of    $ 46.92                      $ 48.81                   $ 44.53    $ 42.15    $ 32.53
period

Income from Investment
Operations

Net investment income D           .30 E                        .21                       .33        .42        .37

Net realized and unrealized       (3.34)                       3.50                      9.22       4.91       11.61
gain (loss)

Total from investment             (3.04)                       3.71                      9.55       5.33       11.98
operations

Less Distributions

 From net investment income       (.06)                        (.16)                     (.37)      (.24)      (.20)

From net realized gain            (1.00)                       (5.47)                    (4.95)     (2.77)     (2.20)

Total distributions               (1.06)                       (5.63)                    (5.32)     (3.01)     (2.40)

Redemption fees added to paid     .01                          .03                       .05        .06        .04
in capital

Net asset value, end of period   $ 42.83                      $ 46.92                   $ 48.81    $ 44.53    $ 42.15

TOTAL RETURN B, C                 (6.53)%                      7.83%                     23.58%     13.59%     37.92%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 154,168                    $ 206,007                 $ 250,567  $ 223,423  $ 301,102
(000 omitted)

Ratio of expenses to average      1.27% A                      1.31%                     1.49%      1.52%      1.43%
net assets

Ratio of expenses to average      1.25% A, F                   1.29% F                   1.48% F    1.50% F    1.42% F
net assets after  expense
reductions

Ratio of net investment           1.33% A                      .45%                      .73%       1.01%      .99%
income to average net assets

Portfolio turnover rate           34% A                        68%                       74%        91%        124%


FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,


SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 31.49
period

Income from Investment
Operations

Net investment income D           .15

Net realized and unrealized       2.80
gain (loss)

Total from investment             2.95
operations

Less Distributions

 From net investment income       (.08)

From net realized gain            (1.85)

Total distributions               (1.93)

Redemption fees added to paid     .02
in capital

Net asset value, end of period   $ 32.53

TOTAL RETURN B, C                 10.14%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 197,130
(000 omitted)

Ratio of expenses to average      1.70%
net assets

Ratio of expenses to average      1.68% F
net assets after  expense
reductions

Ratio of net investment           .49%
income to average net assets

Portfolio turnover rate           126%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM
UNILEVER NV NY SHARES WHICH AMOUNTED TO $.25 PER SHARE.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G FOR THE YEAR ENDED FEBRUARY 29

LEISURE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT LEISURE                  3.14%          53.10%       201.50%       367.71%

SELECT LEISURE  (LOAD ADJ.)     -0.03%         48.44%       192.39%       353.61%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Consumer Industries          -2.00%         24.74%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index- a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT LEISURE                  53.10%       24.70%        16.68%

SELECT LEISURE  (LOAD ADJ.)     48.44%       23.93%        16.32%

S&P 500                         39.82%       25.11%        17.10%

GS Consumer Industries          24.74%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Leisure                     S&P 500
             00062                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9762.33                     9959.00
  1989/10/31       9058.87                     9727.95
  1989/11/30       9165.73                     9926.40
  1989/12/31       9302.89                    10164.64
  1990/01/31       8174.69                     9482.59
  1990/02/28       8102.21                     9604.91
  1990/03/31       8165.24                     9859.44
  1990/04/30       7846.95                     9612.96
  1990/05/31       8496.13                    10550.22
  1990/06/30       8398.44                    10478.48
  1990/07/31       8108.51                    10444.95
  1990/08/31       7172.55                     9500.72
  1990/09/30       6491.85                     9038.04
  1990/10/31       6416.22                     8999.18
  1990/11/30       6926.74                     9580.52
  1990/12/31       7229.69                     9847.82
  1991/01/31       7634.00                    10277.18
  1991/02/28       8219.76                    11012.00
  1991/03/31       8356.65                    11278.49
  1991/04/30       8378.93                    11305.56
  1991/05/31       8668.63                    11793.96
  1991/06/30       8181.55                    11253.80
  1991/07/31       8573.12                    11778.23
  1991/08/31       8662.26                    12057.37
  1991/09/30       8885.10                    11856.01
  1991/10/31       9152.52                    12014.88
  1991/11/30       8713.20                    11530.68
  1991/12/31       9610.94                    12849.79
  1992/01/31       9827.42                    12610.79
  1992/02/29      10171.23                    12774.73
  1992/03/31       9964.31                    12525.62
  1992/04/30      10075.73                    12893.87
  1992/05/31      10136.21                    12957.05
  1992/06/30       9980.22                    12763.99
  1992/07/31      10027.98                    13286.04
  1992/08/31       9884.72                    13013.68
  1992/09/30      10078.91                    13167.24
  1992/10/31      10155.32                    13213.32
  1992/11/30      10846.13                    13663.90
  1992/12/31      11170.85                    13831.96
  1993/01/31      11447.81                    13948.15
  1993/02/28      11387.32                    14137.85
  1993/03/31      11979.45                    14436.15
  1993/04/30      11709.48                    14086.80
  1993/05/31      12550.60                    14464.33
  1993/06/30      12888.37                    14506.27
  1993/07/31      13232.77                    14448.25
  1993/08/31      14143.43                    14995.84
  1993/09/30      14848.78                    14880.37
  1993/10/31      15670.04                    15188.39
  1993/11/30      15087.21                    15044.10
  1993/12/31      15589.33                    15226.14
  1994/01/31      15751.36                    15743.82
  1994/02/28      15616.91                    15317.17
  1994/03/31      14672.31                    14649.34
  1994/04/30      14701.89                    14836.85
  1994/05/31      14546.29                    15080.17
  1994/06/30      13931.50                    14710.71
  1994/07/31      14470.39                    15193.22
  1994/08/31      15047.23                    15816.14
  1994/09/30      15043.44                    15428.65
  1994/10/31      14990.31                    15775.79
  1994/11/30      14348.95                    15201.24
  1994/12/31      14523.52                    15426.67
  1995/01/31      14789.17                    15826.69
  1995/02/28      15449.51                    16443.45
  1995/03/31      15855.57                    16928.70
  1995/04/30      15996.04                    17427.25
  1995/05/31      16305.57                    18123.82
  1995/06/30      16936.08                    18544.83
  1995/07/31      18113.05                    19159.78
  1995/08/31      18693.89                    19207.87
  1995/09/30      18724.46                    20018.44
  1995/10/31      17822.63                    19946.98
  1995/11/30      18403.47                    20822.65
  1995/12/31      18438.74                    21223.69
  1996/01/31      18712.03                    21946.15
  1996/02/29      19715.53                    22149.59
  1996/03/31      19813.74                    22362.89
  1996/04/30      20627.27                    22692.52
  1996/05/31      21473.65                    23277.76
  1996/06/30      21390.76                    23366.44
  1996/07/31      19855.06                    22334.12
  1996/08/31      20348.05                    22805.14
  1996/09/30      21338.41                    24088.62
  1996/10/31      20753.79                    24752.98
  1996/11/30      21342.77                    26624.06
  1996/12/31      20910.51                    26096.63
  1997/01/31      21841.18                    27727.15
  1997/02/28      21714.06                    27944.53
  1997/03/31      20910.51                    26796.29
  1997/04/30      21107.57                    28396.03
  1997/05/31      23086.26                    30124.78
  1997/06/30      23996.93                    31474.37
  1997/07/31      25222.28                    33978.79
  1997/08/31      24817.01                    32075.30
  1997/09/30      27553.79                    33832.06
  1997/10/31      27129.45                    32702.07
  1997/11/30      28221.30                    34215.85
  1997/12/31      29544.37                    34803.33
  1998/01/31      29703.51                    35188.26
  1998/02/28      31982.87                    37726.04
  1998/03/31      34216.03                    39657.99
  1998/04/30      34773.13                    40056.94
  1998/05/31      33906.69                    39368.37
  1998/06/30      36385.23                    40967.51
  1998/07/31      35870.62                    40531.21
  1998/08/31      29632.25                    34671.20
  1998/09/30      30824.26                    36892.24
  1998/10/31      32940.48                    39893.06
  1998/11/30      35938.89                    42310.97
  1998/12/31      40747.72                    44748.93
  1999/01/31      44220.78                    46620.33
  1999/02/28      43988.53                    45171.37
  1999/03/31      47429.18                    46978.68
  1999/04/30      49246.60                    48798.16
  1999/05/31      47447.24                    47646.04
  1999/06/30      49520.89                    50290.39
  1999/07/31      47737.99                    48720.33
  1999/08/31      45361.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 120211 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Leisure Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $45,361 - a 353.61% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                % OF FUND'S NET ASSETS

Microsoft Corp.                  6.0

CBS Corp.                        5.6

Disney (Walt) Co.                5.2

Time Warner, Inc.                5.1

McDonald's Corp.                 5.0

AT&T Corp. (Liberty Media        4.6
Group) Class A

AT&T Corp.                       4.5

Anheuser-Busch Companies, Inc.   3.6

MediaOne Group, Inc.             3.5

Seagram Co. Ltd.                 2.8

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Broadcasting 30.3%
Entertainment 10.7%
Computer Services
& Software 8.0%
Restaurants 7.5%
Beverages 6.8%
All Others 36.7%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 30.3
Row: 1, Col: 2, Value: 10.7
Row: 1, Col: 3, Value: 8.0
Row: 1, Col: 4, Value: 7.5
Row: 1, Col: 5, Value: 6.8
Row: 1, Col: 6, Value: 36.7

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

LEISURE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Jeffrey Dorsey)

Jeffrey Dorsey,
Portfolio Manager
of Fidelity Select
Leisure Portfolio

Q. HOW DID THE FUND PERFORM, JEFF?

A. For the six- and 12-month periods ending August 31, 1999, the fund returned 3.14% and 53.10%, respectively. By comparison, the Standard & Poor's 500 Index returned 7.32% and 39.82% for the same time periods. The fund also compares itself to the Goldman Sachs Consumer Industries Index - an index of 300 stocks designed to measure the performance of companies in the consumer industries sector - which returned -2.00% and 24.74% for the same six- and 12-month periods, respectively.

Q. WHAT CONTRIBUTED TO THE FUND'S OUTPERFORMANCE OF THE GOLDMAN SACHS INDEX DURING THE SIX-MONTH PERIOD?

A. The fund's focus on broadcasting helped boost its performance relative to the Goldman Sachs index. In general, though, leisure stocks' performance stalled somewhat in the past few months after a very strong showing during the first part of 1999. Typically, leisure stocks such as retailing, lodging, gaming and other industries are fueled by consumers' disposable-income spending and tend to be affected disproportionately whenever there's concern about the possibility of renewed inflation and Federal Reserve Board interest-rate tightening.

Q. BROADCASTING STOCKS ACCOUNTED FOR NEARLY 30% OF THE FUND'S HOLDINGS
 . . .

A. And, generally, they performed well. CBS, which was hurt earlier in the year when investors focused only on its network programming and ignored the more successful aspects of its business, came back strongly later in the period. CBS cash flows improved, its network business did well and the company executed its business strategy flawlessly. Tribune Co., a Chicago-based publisher/television station operator, benefited from its stake in WB Network, which airs programming that successfully targets 14-22 year-old viewers. Tribune's earnings growth was very strong as a result of its WB Network affiliation. Newspaper operations also picked up as newsprint prices came down, but represented a declining percentage of Tribune's profits as its television operations increased. Other broadcasters, such as Clear Channel Communications, a radio and outdoor advertising company, also benefited from robust advertising activity.

Q. WHICH OTHER STOCKS PERFORMED WELL?

A. The strongest performers included America Online, which posted terrific growth, adding to its expanding subscriber base during the period. I later sold the stock from the fund's portfolio because I thought it was an opportune time to lock in profits. Microsoft continued to be a stellar performer, executing all aspects of its business strategy successfully. Liberty Media Group is a conglomeration of media investments that has demonstrated phenomenal success since going public several years ago. Liberty used the tremendous amount of cash on its balance sheets to make attractive acquisitions and tax-efficient investments. Gemstar, which owns proprietary technology for an electronic television program guide and has several valuable patents, emerged as a leader in digital television.

Q. WHAT ABOUT DISAPPOINTMENTS?

A. Walt Disney continued to disappoint investors with its deteriorating licensing and merchandising business. Disney's home video business was also disappointing after the company decided to slow down its library title releases. AT&T's performance reflected investors' dimming view of the long-distance telephone business, and while management tried to move the company further away from long distance - instead focusing on local telephony and cable - AT&T was hit by the shift in investor sentiment. Time Warner's performance was hurt along with most cable stocks as municipalities fought the right of cable companies to keep Internet access through their lines proprietary.

Q. WHAT'S YOUR OUTLOOK, JEFF?

A. Overall, my outlook is positive. Most companies are seeing healthy growth and costs haven't been much of a problem, so we should continue to see double-digit cash flow growth through the rest of this year. The issue that could change all of that is the future performance of the bond market and further Fed actions, because if interest rates go up it could slow the performance of many of these companies. In the near term, though, they should do quite well operationally.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: May 8, 1984

FUND NUMBER: 062

TRADING SYMBOL: FDLSX

SIZE: as of August 31, 1999, more than
$391 million

MANAGER: Jeffrey Dorsey, since 1998;
manager, Fidelity Select Multimedia Portfolio, since 1997; analyst, fixed-income securities,
1991-1997; joined Fidelity in 1991

LEISURE PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 94.9%

                                 SHARES                      VALUE (NOTE 1)

ADVERTISING - 4.9%

Interpublic Group of              125,400                    $ 4,968,975
Companies, Inc.

Lamar Advertising Co. Class A     37,300                      1,557,275
(a)

Omnicom Group, Inc.               90,500                      6,821,438

Outdoor Systems, Inc. (a)         121,400                     3,922,738

WPP Group PLC                     300                         2,808

Young & Rubicam, Inc.             41,000                      1,829,625

                                                              19,102,859

APPAREL STORES - 6.1%

Abercrombie & Fitch Co. Class     105,430                     3,676,871
A (a)

American Eagle Outfitters,        20,200                      792,850
Inc. (a)

AnnTaylor Stores Corp. (a)        26,000                      861,250

Gap, Inc.                         270,550                     10,585,269

Limited, Inc. (The)               87,600                      3,317,850

Payless ShoeSource, Inc. (a)      22,100                      1,102,238

TJX Companies, Inc.               99,700                      2,878,838

Too, Inc. (a)                     10,871                      190,922

Wet Seal, Inc. Class A (a)        30,600                      466,650

                                                              23,872,738

BEVERAGES - 6.8%

Anheuser-Busch Companies,         184,000                     14,168,000
Inc.

Coors (Adolph) Co. Class B        29,400                      1,677,638

Seagram Co. Ltd.                  203,300                     10,794,992

                                                              26,640,630

BROADCASTING - 30.3%

AMFM, Inc. (a)                    48,800                      2,403,400

AT&T Corp. (Liberty Media         559,144                     17,892,608
Group)  Class A (a)

Cablevision Systems Corp.         78,700                      5,509,000
Class A (a)

CBS Corp. (a)                     463,417                     21,780,599

Clear Channel Communications,     133,059                     9,322,446
Inc. (a)

Comcast Corp. Class A             298,100                     9,725,513
(special)

Cox Communications, Inc.          257,987                     9,593,892
Class A (a)

E.W. Scripps Co. Class A          13,100                      628,800

EchoStar Communications Corp.     12,500                      1,045,313
 Class A (a)

Hearst-Argyle Television,         3,400                       86,063
Inc. (a)

Infinity Broadcasting Corp.       20,500                      554,781
Class A

MediaOne Group, Inc.              206,400                     13,570,800

PanAmSat Corp. (a)                300                         11,081

SBS Broadcasting SA (a)           800                         28,400

Sinclair Broadcast Group,         11,800                      191,750
Inc.  Class A (a)

Time Warner, Inc.                 339,557                     20,139,975

Univision Communications,         20,800                      1,534,000
Inc.  Class A (a)



                                 SHARES                      VALUE (NOTE 1)

USA Networks, Inc. (a)            86,100                     $ 3,863,738

Westwood One, Inc. (a)            17,200                      660,050

                                                              118,542,209

COMPUTER SERVICES & SOFTWARE
- 8.0%

At Home Corp. Series A (a)        96,900                      3,888,113

Electronic Arts, Inc. (a)         24,600                      1,688,175

Lycos, Inc. (a)                   26,600                      1,080,625

Microsoft Corp. (a)               252,700                     23,390,532

MindSpring Enterprises, Inc.      20,200                      589,588
(a)

Razorfish, Inc. (a)               100                         2,800

Xoom.com, Inc. (a)                16,500                      641,438

                                                              31,281,271

COMPUTERS & OFFICE EQUIPMENT
- 1.1%

Coinstar, Inc. (a)                187,000                     4,324,375

CONSUMER ELECTRONICS - 1.2%

Fossil, Inc. (a)                  8,550                       266,653

Gemstar International Group       65,400                      4,512,600
Ltd. (a)

                                                              4,779,253

ENTERTAINMENT - 10.7%

Carmike Cinemas, Inc. Class A     700                         9,450
(a)

Carnival Corp.                    42,200                      1,885,813

Disney (Walt) Co.                 733,556                     20,356,179

Fox Entertainment Group, Inc.     16,200                      373,613

Hollywood Entertainment Corp.     6,500                       88,156
(a)

King World Productions, Inc.      25,500                      972,188
(a)

News Corp. Ltd. sponsored:

ADR                               19,800                      580,388

ADR (preferred ltd. vtg.)         16,200                      428,288

Peace Arch Entertainment          10,000                      46,901
Group, Inc. Class B (a)

Premier Parks, Inc. (a)           93,300                      3,055,575

Royal Carribean Cruises Ltd.      73,700                      3,450,081

SFX Entertainment, Inc. Class     32,850                      1,353,009
A (a)

Viacom, Inc. Class B              219,400                     9,228,513
(non-vtg.) (a)

                                                              41,828,154

GENERAL MERCHANDISE STORES -
0.4%

Consolidated Stores Corp. (a)     40,400                      651,450

Michaels Stores, Inc. (a)         19,500                      598,406

Saks, Inc. (a)                    22,900                      385,006

                                                              1,634,862

HOUSEHOLD PRODUCTS - 0.7%

Avon Products, Inc.               64,200                      2,816,775

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

LEISURE DURABLES & TOYS - 0.8%

Hasbro, Inc.                      64,550                     $ 1,577,441

Mattel, Inc.                      64,900                      1,383,181

                                                              2,960,622

LODGING & GAMING - 1.7%

Marriott International, Inc.      90,100                      3,085,925
Class A

Prime Hospitality Corp. (a)       52,500                      488,906

Promus Hotel Corp. (a)            38,600                      1,121,813

Starwood Hotels & Resorts         78,900                      1,878,806
Worldwide, Inc.

Sun International Hotels Ltd.     100                         2,913
(a)

                                                              6,578,363

PRINTING - 0.7%

Donnelley (R.R.) & Sons Co.       76,100                      2,387,638

Valassis Communications, Inc.     6,800                       297,500
(a)

                                                              2,685,138

PUBLISHING - 6.3%

Gannet, Inc.                      64,800                      4,402,350

Harcourt General, Inc.            18,300                      801,769

Harte Hanks Communications,       53,700                      1,204,894
Inc.

Knight-Ridder, Inc.               34,600                      1,866,238

McGraw-Hill Companies, Inc.       65,300                      3,375,194

Meredith Corp.                    98,300                      3,409,781

Playboy Enterprises, Inc.         99,400                      2,093,613
Class B (a)

Reader's Digest Association,      109,200                     3,412,500
Inc.  Class A (non-vtg.)

Tribune Co.                       45,700                      4,264,381

                                                              24,830,720

RESTAURANTS - 7.5%

Brinker International, Inc.       41,100                      986,400
(a)

CEC Entertainment, Inc. (a)       24,650                      687,119

McDonald's Corp.                  475,000                     19,653,125

Outback Steakhouse, Inc. (a)      51,750                      1,533,094

Papa John's International,        10,000                      397,500
Inc. (a)

PJ America, Inc. (a)              56,900                      1,088,213

Starbucks Corp. (a)               66,300                      1,516,613

Tricon Global Restaurants,        89,000                      3,615,625
Inc. (a)

                                                              29,477,689

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.4%

Action Performance Companies,     30,300                      748,031
Inc. (a)

Bed Bath & Beyond, Inc. (a)       45,300                      1,245,750

Intimate Brands, Inc. Class A     32,835                      1,266,200

Piercing Pagoda, Inc. (a)         1,300                       18,363

Shop At Home, Inc. (a)            255,400                     2,218,788

                                                              5,497,132



                                 SHARES                      VALUE (NOTE 1)

SERVICES - 0.2%

True North Communications         30,400                     $ 1,001,300

TELEPHONE SERVICES - 4.5%

AT&T Corp.                        388,938                     17,502,210

TEXTILES & APPAREL - 1.6%

Liz Claiborne, Inc.               23,200                      852,600

NIKE, Inc. Class B                81,000                      3,746,250

Pacific Sunwear of                22,900                      532,425
California, Inc. (a)

Polo Ralph Lauren Corp. Class     29,600                      573,500
A (a)

Stride Rite Corp.                 1,500                       13,031

Warnaco Group, Inc. Class A       22,400                      492,800

                                                              6,210,606

TOTAL COMMON STOCKS                                         371,566,906
(Cost $296,328,638)

CASH EQUIVALENTS - 9.7%



Central Cash Collateral Fund,     5,275,400                   5,275,400
5.26% (b)

Taxable Central Cash Fund,        32,712,514                  32,712,514
5.20% (b)

TOTAL CASH EQUIVALENTS                                        37,987,914
(Cost $37,987,914)

TOTAL INVESTMENT PORTFOLIO -                                  409,554,820
104.6%  (Cost $334,316,552)

NET OTHER ASSETS - (4.6%)                                     (18,066,862)

NET ASSETS - 100%                                            $ 391,487,958

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $270,081,878 and $231,593,455, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $32,303 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $5,051,844. The fund received cash collateral of $5,275,400 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $336,548,023. Net unrealized appreciation aggregated $73,006,797, of which $88,639,721 related to appreciated investment securities and $15,632,924 related to depreciated investment securities.

LEISURE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                               AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 409,554,820
value  (cost $334,316,552) -
 See accompanying schedule

Receivable for investments                    51,451,638
sold

Receivable for fund shares                    24,797,027
sold

Dividends receivable                          195,394

Interest receivable                           95,534

Redemption fees receivable                    1,339

Other receivables                             709,157

 TOTAL ASSETS                                 486,804,909

LIABILITIES

Payable for investments        $ 87,498,630
purchased

Payable for fund shares         2,167,147
redeemed

Accrued management fee          177,765

Other payables and accrued      198,009
expenses

Collateral on securities        5,275,400
loaned,  at value

 TOTAL LIABILITIES                            95,316,951

NET ASSETS                                   $ 391,487,958

Net Assets consist of:

Paid in capital                              $ 277,081,333

Accumulated net investment                    (939,974)
loss

Accumulated undistributed net                 40,109,433
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   75,237,166
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 4,733,844                    $ 391,487,958
shares outstanding

NET ASSET VALUE and                           $82.70
redemption price per share
($391,487,958 (divided by)
4,733,844 shares)

Maximum offering price per                    $85.26
share (100/97.00 of $82.70)

STATEMENT OF OPERATIONS
                               SIX MONTHS ENDED AUGUST 31,
                                          1999 (UNAUDITED)

INVESTMENT INCOME                               $ 771,329
Dividends

Interest                                         778,212

Security lending                                 2,593

 TOTAL INCOME                                    1,552,134

EXPENSES

Management fee                   $ 1,269,224

Transfer agent fees               984,941

Accounting and security           163,802
lending fees

Non-interested trustees'          839
compensation

Custodian fees and expenses       12,395

Registration fees                 89,891

Audit                             7,605

Legal                             470

 Total expenses before            2,529,167
reductions

 Expense reductions               (37,059)       2,492,108

NET INVESTMENT INCOME (LOSS)                     (939,974)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            41,446,129

 Foreign currency transactions    5,132          41,451,261

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (25,577,474)

 Assets and liabilities in        (1,008)        (25,578,482)
foreign currencies

NET GAIN (LOSS)                                  15,872,779

NET INCREASE (DECREASE) IN                      $ 14,932,805
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 843,041
charges paid to FDC

 Sales charges - Retained by                    $ 840,591
FDC

 Deferred sales charges                         $ 6,685
withheld   by FDC

 Exchange fees withheld by FSC                  $ 14,400

 Expense reductions  Directed                   $ 29,694
brokerage arrangements

  Custodian credits                              7,365

                                                $ 37,059

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (939,974)                  $ (1,171,784)
income (loss)

 Net realized gain (loss)         41,451,261                   22,624,055

 Change in net unrealized         (25,578,482)                 65,006,159
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       14,932,805                   86,458,430
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (7,672,554)                  (14,475,212)
from net realized gains

Share transactions Net            281,076,667                  283,063,939
proceeds from sales of shares

 Reinvestment of distributions    7,427,293                    14,128,858

 Cost of shares redeemed          (250,696,401)                (280,558,227)

 NET INCREASE (DECREASE) IN       37,807,559                   16,634,570
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  280,780                      323,063

  TOTAL INCREASE (DECREASE)       45,348,590                   88,940,851
IN NET ASSETS

NET ASSETS

 Beginning of period              346,139,368                  257,198,517

 End of period (including        $ 391,487,958                $ 346,139,368
accumulated net investment
loss of $939,974 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             3,258,841                    4,108,533

 Issued in reinvestment of        85,459                       211,513
distributions

 Redeemed                         (2,860,495)                  (4,198,228)

 Net increase (decrease)          483,805                      121,818


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                 1998       1997      1996 G    1995

Net asset value, beginning of    $ 81.44                      $ 62.30              $ 47.83    $ 46.17   $ 40.71   $ 45.30
period

Income from Investment
Operations

 Net investment income (loss)     (.19)                        (.27)                (.25)      (.06) F   (.21)     (.21)
D

 Net realized and unrealized      2.75                         22.78                21.10      4.47      10.97     (.48)
gain (loss)

 Total from investment            2.56                         22.51                20.85      4.41      10.76     (.69)
operations

Less Distributions

 From net realized gain           (1.36)                       (3.44)               (6.46)     (2.83)    (5.32)    (3.93)

Redemption fees added to paid     .06                          .07                  .08        .08       .02       .03
in capital

Net asset value, end of period   $ 82.70                      $ 81.44              $ 62.30    $ 47.83   $ 46.17   $ 40.71

TOTAL RETURN B, C                 3.14%                        37.54%               47.29%     10.14%    27.61%    (1.07)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 391,488                    $ 346,139            $ 257,199  $ 98,133  $ 85,013  $ 69,569
(000 omitted)

Ratio of expenses to average      1.14% A                      1.26%                1.44%      1.56%     1.64%     1.64%
net assets

Ratio of expenses to average      1.13% A, E                   1.24% E              1.39% E    1.54% E   1.63% E   1.62% E
net assets after  expense
reductions

Ratio of net investment           (.43)% A                     (.40)%               (.46)%     (.12)%    (.46)%    (.52)%
income (loss) to average net
assets

Portfolio turnover rate           116% A                       107%                 209%       127%      141%      103%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES.
F NET INVESTMENT INCOME (LOSS) PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.23 PER SHARE.
G FOR THE YEAR ENDED FEBRUARY 29


MULTIMEDIA PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT MULTIMEDIA               5.67%          51.02%       174.16%       347.13%

SELECT MULTIMEDIA  (LOAD ADJ.)  2.43%          46.41%       165.86%       333.65%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Consumer Industries          -2.00%         24.74%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT MULTIMEDIA               51.02%       22.35%        16.16%

SELECT MULTIMEDIA  (LOAD ADJ.)  46.41%       21.60%        15.80%

S&P 500                         39.82%       25.11%        17.10%

GS Consumer Industries          24.74%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Multimedia                  S&P 500
             00503                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9548.03                     9959.00
  1989/10/31       8903.46                     9727.95
  1989/11/30       8955.86                     9926.40
  1989/12/31       8959.66                    10164.64
  1990/01/31       7769.94                     9482.59
  1990/02/28       7573.70                     9604.91
  1990/03/31       7500.11                     9859.44
  1990/04/30       7144.42                     9612.96
  1990/05/31       7825.13                    10550.22
  1990/06/30       7757.68                    10478.48
  1990/07/31       7328.40                    10444.95
  1990/08/31       6377.85                     9500.72
  1990/09/30       5832.05                     9038.04
  1990/10/31       5580.62                     8999.18
  1990/11/30       6157.08                     9580.52
  1990/12/31       6610.89                     9847.82
  1991/01/31       6966.58                    10277.18
  1991/02/28       7481.71                    11012.00
  1991/03/31       7684.08                    11278.49
  1991/04/30       7947.78                    11305.56
  1991/05/31       7990.71                    11793.96
  1991/06/30       7359.06                    11253.80
  1991/07/31       7635.02                    11778.23
  1991/08/31       7874.19                    12057.37
  1991/09/30       8352.53                    11856.01
  1991/10/31       8775.68                    12014.88
  1991/11/30       8174.69                    11530.68
  1991/12/31       9112.97                    12849.79
  1992/01/31       9352.14                    12610.79
  1992/02/29       9873.41                    12774.73
  1992/03/31       9621.97                    12525.62
  1992/04/30       9769.15                    12893.87
  1992/05/31       9916.33                    12957.05
  1992/06/30       9953.13                    12763.99
  1992/07/31       9977.66                    13286.04
  1992/08/31       9842.74                    13013.68
  1992/09/30       9781.42                    13167.24
  1992/10/31       9940.86                    13213.32
  1992/11/30      10664.50                    13663.90
  1992/12/31      11072.08                    13831.96
  1993/01/31      11295.76                    13948.15
  1993/02/28      11345.46                    14137.85
  1993/03/31      11792.82                    14436.15
  1993/04/30      11487.86                    14086.80
  1993/05/31      12270.98                    14464.33
  1993/06/30      12656.22                    14506.27
  1993/07/31      13129.88                    14448.25
  1993/08/31      14247.72                    14995.84
  1993/09/30      14588.76                    14880.37
  1993/10/31      15681.34                    15188.39
  1993/11/30      14657.96                    15044.10
  1993/12/31      15281.74                    15226.14
  1994/01/31      15499.68                    15743.82
  1994/02/28      15300.97                    15317.17
  1994/03/31      14365.09                    14649.34
  1994/04/30      14372.06                    14836.85
  1994/05/31      14900.60                    15080.17
  1994/06/30      14567.55                    14710.71
  1994/07/31      14922.32                    15193.22
  1994/08/31      15820.12                    15816.14
  1994/09/30      15711.52                    15428.65
  1994/10/31      16066.30                    15775.79
  1994/11/30      15559.47                    15201.24
  1994/12/31      15893.55                    15426.67
  1995/01/31      16073.22                    15826.69
  1995/02/28      16732.02                    16443.45
  1995/03/31      17795.08                    16928.70
  1995/04/30      18206.83                    17427.25
  1995/05/31      18304.16                    18123.82
  1995/06/30      19007.87                    18544.83
  1995/07/31      20130.83                    19159.78
  1995/08/31      20767.17                    19207.87
  1995/09/30      21358.59                    20018.44
  1995/10/31      20729.74                    19946.98
  1995/11/30      21530.78                    20822.65
  1995/12/31      21245.36                    21223.69
  1996/01/31      21375.35                    21946.15
  1996/02/29      22082.18                    22149.59
  1996/03/31      21789.70                    22362.89
  1996/04/30      22804.07                    22692.52
  1996/05/31      23561.43                    23277.76
  1996/06/30      22471.16                    23366.44
  1996/07/31      20332.24                    22334.12
  1996/08/31      21089.60                    22805.14
  1996/09/30      22429.55                    24088.62
  1996/10/31      21797.03                    24752.98
  1996/11/30      22196.52                    26624.06
  1996/12/31      21473.43                    26096.63
  1997/01/31      21363.40                    27727.15
  1997/02/28      21084.09                    27944.53
  1997/03/31      20059.93                    26796.29
  1997/04/30      20507.86                    28396.03
  1997/05/31      22465.94                    30124.78
  1997/06/30      23938.83                    31474.37
  1997/07/31      25221.12                    33978.79
  1997/08/31      24727.26                    32075.30
  1997/09/30      26728.67                    33832.06
  1997/10/31      25870.92                    32702.07
  1997/11/30      26728.67                    34215.85
  1997/12/31      28114.77                    34803.33
  1998/01/31      28320.44                    35188.26
  1998/02/28      30028.43                    37726.04
  1998/03/31      32138.83                    39657.99
  1998/04/30      32897.35                    40056.94
  1998/05/31      31993.31                    39368.37
  1998/06/30      34163.00                    40967.51
  1998/07/31      34572.19                    40531.21
  1998/08/31      28719.76                    34671.20
  1998/09/30      29956.86                    36892.24
  1998/10/31      31774.44                    39893.06
  1998/11/30      33668.16                    42310.97
  1998/12/31      38150.27                    44748.93
  1999/01/31      41271.57                    46620.33
  1999/02/28      41043.18                    45171.37
  1999/03/31      42489.63                    46978.68
  1999/04/30      44815.63                    48798.16
  1999/05/31      44112.98                    47646.04
  1999/06/30      46086.18                    50290.39
  1999/07/31      45287.27                    48720.33
  1999/08/31      43365.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990909 154651 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Multimedia Portfolio on August 31, 1989 and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $43,365 - a 333.65% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                 % OF FUND'S NET ASSETS

CBS Corp.                         7.2

AT&T Corp. (Liberty Media         7.0
Group) Class A

Viacom, Inc. Class B (non-vtg.)   5.7

MediaOne Group, Inc.              5.5

Disney (Walt) Co.                 5.4

Time Warner, Inc.                 5.3

Seagram Co. Ltd.                  5.2

Cox Communications, Inc.          4.8
Class A

Clear Channel Communications,     4.7
Inc.

Comcast Corp. Class A (special)   4.7

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS           7.7

Broadcasting 46.5%
Entertainment 13.2%
Publishing 10.8%
Advertising 8.1%
Beverages 5.2%
All Others 16.2%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 16.2
Row: 1, Col: 2, Value: 5.2
Row: 1, Col: 3, Value: 8.1
Row: 1, Col: 4, Value: 10.8
Row: 1, Col: 5, Value: 13.2
Row: 1, Col: 6, Value: 46.5

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

MULTIMEDIA PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Jeffrey Dorsey)

Jeffrey Dorsey,
Portfolio Manager of Fidelity Select Multimedia Portfolio

Q. HOW DID THE FUND PERFORM, JEFF?

A. For the six- and 12-month periods ending August 31, 1999, the fund returned 5.67% and 51.02%, respectively. By comparison, the Standard & Poor's 500 Index returned 7.32% and 39.82%, respectively, for the same time periods. The fund also compares itself to the Goldman Sachs Consumer Industries Index - an index of 300 stocks designed to measure the performance of companies in the consumer industries sector - which returned -2.00% and 24.74%, respectively, for the six- and 12-month periods.

Q. WHAT HELPED THE FUND OUTPERFORM THE GOLDMAN SACHS INDEX DURING THE
PERIOD?

A. Although multimedia stocks' performance did slow somewhat in the past few months after a very strong showing during the first part of 1999, the fund's focus on broadcasting helped boost its performance relative to the Goldman Sachs index. Multimedia stocks were affected disproportionately - as they tend to be whenever there is concern about the possibility of renewed inflation and Fed interest-rate tightening - during the six-month period. However, the market calmed somewhat toward the end of the period.

Q. BROADCASTING WAS BY FAR THE FUND'S BIGGEST EMPHASIS DURING THE
PERIOD. WHICH HOLDINGS STOOD OUT?

A. CBS, the fund's number-one holding at the end of the period, was hurt earlier in the year when investors focused only on its network programming and ignored the more successful aspects of its TV and radio business. CBS came back strongly later in the period as its cash flows improved, its TV network business made a nice recovery and the company executed its business strategy flawlessly. Clear Channel Communications, a radio and outdoor advertising company, posted outstanding cash flow growth, benefiting from robust advertising activity. Tribune Co., a Chicago-based publisher/television station operator, benefited from its stake in WB Network, which airs programming that successfully targets young viewers.
Q. WHICH OTHER STOCKS PERFORMED WELL?

A. The strongest performers included Liberty Media Group, a conglomeration of media assets that has demonstrated phenomenal success since going public several years ago. It has used innovative methods to take stakes in media companies, and has made attractive acquisitions and tax-efficient investments with the tremendous amount of cash on its balance sheets. Seagram also did well. Seagram now owns Polygram, making it the world's largest purveyor of recorded music through its Universal Music subsidiary. Management merged the two entities and cut costs significantly; meanwhile, Seagram's spirits business bounced back nicely as demand from Asian countries increased.

Q. WHAT ABOUT DISAPPOINTMENTS?

A. Walt Disney's deteriorating licensing and merchandising business, and its decision to slow down its library title releases, continued to disappoint investors. I'm still holding some of the stock because it appears cheap, and because management is finally starting to pay attention to what is important to shareholders: return on invested capital and generation of free cash flow. While AT&T's management tried to move the company further away from long distance - instead focusing on local telephony and cable - AT&T was hit by a shift in sentiment among investors, whose dimming view of the long-distance telephone business hurt the stock's performance. Fund holdings Time Warner and Comcast also suffered, along with most cable stocks, as municipalities challenged the right of cable companies to keep Internet access through their lines proprietary. However, operational performance continued to be better than expected among cable companies during the period.

Q. WHAT'S YOUR OUTLOOK, JEFF?

A. I'm optimistic. Overall, advertising activity is robust and growth should be strong through next year, though there continues to be some uncertainty about whether growth can continue at this pace in 2001. However, there are plenty of positive signs, including the success of the "dot.com" companies, which are spending a growing percentage of advertising dollars. The issue that could change all of this is the future performance of the bond market and further Fed actions, because if interest rates go up, it could slow the performance of many of these companies. In the near term, however, they should do quite well operationally.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 503

TRADING SYMBOL: FBMPX

SIZE: as of August 31, 1999, more than
$183 million

MANAGER: Jeffrey Dorsey, since 1997;
manager, Fidelity Select Leisure Portfolio, since 1998; analyst, fixed-income securities,
1991-1997; joined Fidelity in 1991

MULTIMEDIA PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 93.0%

                                 SHARES                    VALUE (NOTE 1)

ADVERTISING - 8.1%

Interpublic Group of              115,700                  $ 4,584,613
Companies, Inc.

Lamar Advertising Co. Class A     24,700                    1,031,225
(a)

Omnicom Group, Inc.               82,700                    6,233,513

Outdoor Systems, Inc. (a)         68,000                    2,197,250

Young & Rubicam, Inc.             17,600                    785,400

                                                            14,832,001

BEVERAGES - 5.2%

Seagram Co. Ltd.                  181,200                   9,621,508

BROADCASTING - 46.5%

AMFM, Inc. (a)                    51,900                    2,556,075

AT&T Corp. (Liberty Media         403,196                   12,902,272
Group)  Class A (a)

Cablevision Systems Corp.         60,000                    4,200,000
Class A (a)

CBS Corp. (a)                     283,550                   13,326,806

Clear Channel Communications,     124,120                   8,696,157
Inc. (a)

Comcast Corp. Class A             265,000                   8,645,625
(special)

Cox Communications, Inc.          235,860                   8,771,044
Class A (a)

E.W. Scripps Co. Class A          14,200                    681,600

EchoStar Communications Corp.     14,400                    1,204,200
 Class A (a)

Hearst-Argyle Television,         4,900                     124,031
Inc. (a)

Infinity Broadcasting Corp.       21,800                    589,963
Class A

MediaOne Group, Inc.              153,700                   10,105,775

Sinclair Broadcast Group,         19,000                    308,750
Inc.  Class A (a)

Time Warner, Inc.                 164,944                   9,783,241

Univision Communications,         3,500                     258,125
Inc.  Class A (a)

USA Networks, Inc. (a)            54,800                    2,459,150

ValueVision International,        22,000                    525,250
Inc. (a)

Westwood One, Inc. (a)            11,600                    445,150

                                                            85,583,214

COMPUTER SERVICES & SOFTWARE
- 0.4%

At Home Corp. Series A (a)        9,800                     393,225

FactSet Research Systems,         6,850                     317,241
Inc.

Razorfish, Inc. (a)               100                       2,800

                                                            713,266

CONSUMER ELECTRONICS - 0.4%

Gemstar International Group       11,200                    772,800
Ltd. (a)

ENTERTAINMENT - 13.2%

Disney (Walt) Co.                 357,500                   9,920,625

Fox Entertainment Group, Inc.     5,000                     115,313

King World Productions, Inc.      25,000                    953,125
(a)

News Corp. Ltd. sponsored ADR     39,200                    1,149,050

Peace Arch Entertainment          10,000                    46,901
Group, Inc. Class B (a)

Premier Parks, Inc. (a)           39,200                    1,283,800



                                 SHARES                    VALUE (NOTE 1)

SFX Entertainment, Inc. Class     9,100                    $ 374,806
A (a)

Viacom, Inc. Class B              246,300                   10,359,994
(non-vtg.) (a)

                                                            24,203,614

PRINTING - 1.3%

Donnelley (R.R.) & Sons Co.       58,200                    1,826,025

Valassis Communications, Inc.     14,950                    654,063
(a)

                                                            2,480,088

PUBLISHING - 10.8%

Gannet, Inc.                      53,500                    3,634,656

Harcourt General, Inc.            20,300                    889,394

Harte Hanks Communications,       54,600                    1,225,088
Inc.

Knight-Ridder, Inc.               27,200                    1,467,100

McGraw-Hill Companies, Inc.       69,600                    3,597,450

Meredith Corp.                    49,800                    1,727,438

Playboy Enterprises, Inc.         32,900                    692,956
Class B (a)

Reader's Digest Association,      76,900                    2,403,125
Inc.  Class A (non-vtg.)

Tribune Co.                       44,700                    4,171,069

                                                            19,808,276

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.6%

Shop At Home, Inc. (a)            128,700                   1,118,081

SERVICES - 1.4%

True North Communications         77,000                    2,536,188

TELEPHONE SERVICES - 5.1%

AT&T Corp.                        182,005                   8,190,225

MCI WorldCom, Inc. (a)            15,800                    1,196,850

                                                            9,387,075

TOTAL COMMON STOCKS                                       171,056,111
(Cost $124,836,162)

CASH EQUIVALENTS - 8.5%



Central Cash Collateral Fund,     6,443,300                 6,443,300
5.26% (b)

Taxable Central Cash Fund,        9,104,511                 9,104,511
5.20% (b)

TOTAL CASH EQUIVALENTS                                     15,547,811
(Cost $15,547,811)

TOTAL INVESTMENT PORTFOLIO -                              186,603,922
101.5%  (Cost $140,383,973)

NET OTHER ASSETS - (1.5%)                                 (2,695,908)

NET ASSETS - 100%                                       $ 183,908,014

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $58,651,545 and $42,344,447, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $10,911 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $6,243,511. The fund received cash collateral of $6,443,300 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $140,790,841. Net unrealized appreciation aggregated $45,813,081, of which $49,250,116 related to appreciated investment securities and $3,437,035 related to depreciated investment securities.

MULTIMEDIA PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                              AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 186,603,922
value  (cost $140,383,973) -
 See accompanying schedule

Receivable for investments                   4,028,852
sold

Receivable for fund shares                   443,331
sold

Dividends receivable                         88,999

Interest receivable                          57,460

Redemption fees receivable                   234

Other receivables                            9,010

 TOTAL ASSETS                                191,231,808

LIABILITIES

Payable for fund shares         $ 681,112
redeemed

Accrued management fee           93,049

Other payables and  accrued      106,333
expenses

Collateral on securities         6,443,300
loaned,  at value

 TOTAL LIABILITIES                           7,323,794

NET ASSETS                                  $ 183,908,014

Net Assets consist of:

Paid in capital                             $ 132,265,393

Accumulated net investment                   (462,726)
loss

Accumulated undistributed net                5,885,398
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  46,219,949
(depreciation) on investments

NET ASSETS, for 4,081,604                   $ 183,908,014
shares outstanding

NET ASSET VALUE and                          $45.06
redemption price per share
($183,908,014 (divided by)
4,081,604 shares)

Maximum offering price per                   $46.45
share (100/97.00 of $45.06)

STATEMENT OF OPERATIONS
                           SIX MONTHS ENDED AUGUST 31,
                                      1999 (UNAUDITED)

INVESTMENT INCOME                            $ 338,336
Dividends

Interest                                      370,104

Security lending                              2,939

 TOTAL INCOME                                 711,379

EXPENSES

Management fee                   $ 573,025

Transfer agent fees               475,652

Accounting and security           74,250
lending fees

Non-interested trustees'          273
compensation

Custodian fees and expenses       6,165

Registration fees                 40,549

Audit                             7,462

Legal                             152

 Total expenses before            1,177,528
reductions

 Expense reductions               (20,518)    1,157,010

NET INVESTMENT INCOME (LOSS)                  (445,631)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            6,319,716

 Foreign currency transactions    9,201       6,328,917

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            2,966,467

 Assets and liabilities in        8           2,966,475
foreign currencies

NET GAIN (LOSS)                               9,295,392

NET INCREASE (DECREASE) IN                   $ 8,849,761
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 280,344
charges paid to FDC

 Sales charges - Retained by                 $ 278,805
FDC

 Deferred sales charges                      $ 501
withheld   by FDC

 Exchange fees withheld by FSC               $ 3,855

 Expense reductions  Directed                $ 13,192
brokerage arrangements

  Custodian credits                           1,697

  Transfer agent credits                      5,629

                                             $ 20,518

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (445,631)                  $ (681,089)
income (loss)

 Net realized gain (loss)         6,328,917                    3,497,059

 Change in net unrealized         2,966,475                    32,313,711
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       8,849,761                    35,129,681
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (2,312,059)                  (7,954,098)
from net realized gains

Share transactions Net            85,325,901                   158,099,619
proceeds from sales of shares

 Reinvestment of distributions    2,249,878                    7,877,838

 Cost of shares redeemed          (70,023,339)                 (149,217,492)

 NET INCREASE (DECREASE) IN       17,552,440                   16,759,965
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  88,344                       309,134

  TOTAL INCREASE (DECREASE)       24,178,486                   44,244,682
IN NET ASSETS

NET ASSETS

 Beginning of period              159,729,528                  115,484,846

 End of period (including        $ 183,908,014                $ 159,729,528
accumulated net investment
loss of $462,726 and
$17,095, respectively)

OTHER INFORMATION
Shares

 Sold                             1,852,882                    4,292,822

 Issued in reinvestment of        47,809                       230,819
distributions

 Redeemed                         (1,522,873)                  (4,259,349)

 Net increase (decrease)          377,818                      264,292


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                 1998       1997      1996 G    1995

Net asset value, beginning of    $ 43.13                      $ 33.58              $ 24.91    $ 27.18   $ 22.35   $ 23.87
period

Income from Investment
Operations

Net investment income (loss) D    (.11)                        (.19)                (.17)      .35 e     .02       (.01)

Net realized and unrealized       2.56                         11.85                10.30      (1.58)    7.00      1.67
gain (loss)

Total from investment             2.45                         11.66                10.13      (1.23)    7.02      1.66
operations

Less Distributions

 From net investment income       -                            -                    -          -         (.02)     -

From net realized gain            (.54)                        (2.19)               (1.52)     (1.07)    (2.19)    (3.21)

Total distributions               (.54)                        (2.19)               (1.52)     (1.07)    (2.21)    (3.21)

Redemption fees added to paid     .02                          .08                  .06        .03       .02       .03
in capital

Net asset value, end of period   $ 45.06                      $ 43.13              $ 33.58    $ 24.91   $ 27.18   $ 22.35

TOTAL RETURN B, C                 5.67%                        36.68%               42.42%     (4.52)%   31.98%    9.35%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 183,908                    $ 159,730            $ 115,485  $ 54,171  $ 94,970  $ 38,157
(000 omitted)

Ratio of expenses to average      1.18% A                      1.35%                1.75%      1.60%     1.56%     2.05%
net assets

Ratio of expenses to average      1.16% A, F                   1.33% F              1.71% F    1.56% F   1.54% F   2.03% F
net assets after  expense
reductions

Ratio of net investment           (.45)% A                     (.52)%               (.59)%     1.33%     .08%      (.07)%
income (loss) to average net
assets

Portfolio turnover rate           47% a                        109%                 219%       99%       223%      107%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.49 PER SHARE.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G FOR THE YEAR ENDED FEBRUARY 29


RETAILING PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT RETAILING                -10.67%        26.05%       142.38%       416.97%

SELECT RETAILING (LOAD ADJ.)    -13.42%        22.19%       135.04%       401.39%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Consumer Industries          -2.00%         24.74%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT RETAILING                26.05%       19.37%        17.85%

SELECT RETAILING (LOAD ADJ.)    22.19%       18.64%        17.49%

S&P 500                         39.82%       25.11%        17.10%

GS Consumer Industries          24.74%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Retailing                   S&P 500
             00046                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9676.99                     9959.00
  1989/10/31       9210.97                     9727.95
  1989/11/30       9268.51                     9926.40
  1989/12/31       9214.22                    10164.64
  1990/01/31       8494.57                     9482.59
  1990/02/28       8790.50                     9604.91
  1990/03/31       9510.15                     9859.44
  1990/04/30       9375.63                     9612.96
  1990/05/31      10626.61                    10550.22
  1990/06/30      10492.10                    10478.48
  1990/07/31      10061.65                    10444.95
  1990/08/31       8615.63                     9500.72
  1990/09/30       7653.85                     9038.04
  1990/10/31       7297.39                     8999.18
  1990/11/30       8292.79                     9580.52
  1990/12/31       8750.67                     9847.82
  1991/01/31       9600.12                    10277.18
  1991/02/28      10490.02                    11012.00
  1991/03/31      11582.16                    11278.49
  1991/04/30      11743.96                    11305.56
  1991/05/31      12721.50                    11793.96
  1991/06/30      12317.00                    11253.80
  1991/07/31      13105.78                    11778.23
  1991/08/31      13800.17                    12057.37
  1991/09/30      13651.85                    11856.01
  1991/10/31      13395.67                    12014.88
  1991/11/30      13139.49                    11530.68
  1991/12/31      14712.78                    12849.79
  1992/01/31      15528.62                    12610.79
  1992/02/29      16275.32                    12774.73
  1992/03/31      15950.37                    12525.62
  1992/04/30      15300.46                    12893.87
  1992/05/31      15618.50                    12957.05
  1992/06/30      14889.44                    12763.99
  1992/07/31      15551.84                    13286.04
  1992/08/31      15199.04                    13013.68
  1992/09/30      15652.64                    13167.24
  1992/10/31      16725.42                    13213.32
  1992/11/30      17992.61                    13663.90
  1992/12/31      17960.81                    13831.96
  1993/01/31      18084.73                    13948.15
  1993/02/28      17399.54                    14137.85
  1993/03/31      18740.77                    14436.15
  1993/04/30      17665.09                    14086.80
  1993/05/31      18643.58                    14464.33
  1993/06/30      18195.41                    14506.27
  1993/07/31      18285.05                    14448.25
  1993/08/31      19121.62                    14995.84
  1993/09/30      19704.23                    14880.37
  1993/10/31      20010.47                    15188.39
  1993/11/30      20204.68                    15044.10
  1993/12/31      20301.38                    15226.14
  1994/01/31      19396.95                    15743.82
  1994/02/28      20115.65                    15317.17
  1994/03/31      19695.73                    14649.34
  1994/04/30      20293.31                    14836.85
  1994/05/31      19291.97                    15080.17
  1994/06/30      19130.46                    14710.71
  1994/07/31      19453.47                    15193.22
  1994/08/31      20689.00                    15816.14
  1994/09/30      20285.23                    15428.65
  1994/10/31      20374.06                    15775.79
  1994/11/30      19663.43                    15201.24
  1994/12/31      19283.89                    15426.67
  1995/01/31      19130.46                    15826.69
  1995/02/28      19308.12                    16443.45
  1995/03/31      19526.15                    16928.70
  1995/04/30      18767.07                    17427.25
  1995/05/31      19098.16                    18123.82
  1995/06/30      20317.53                    18544.83
  1995/07/31      21561.14                    19159.78
  1995/08/31      21262.35                    19207.87
  1995/09/30      21900.30                    20018.44
  1995/10/31      20923.18                    19946.98
  1995/11/30      21972.98                    20822.65
  1995/12/31      21593.44                    21223.69
  1996/01/31      20963.56                    21946.15
  1996/02/29      22505.95                    22149.59
  1996/03/31      24177.54                    22362.89
  1996/04/30      25590.73                    22692.52
  1996/05/31      26818.18                    23277.76
  1996/06/30      26341.73                    23366.44
  1996/07/31      23822.23                    22334.12
  1996/08/31      26075.25                    22805.14
  1996/09/30      27011.99                    24088.62
  1996/10/31      26479.01                    24752.98
  1996/11/30      27496.51                    26624.06
  1996/12/31      26097.95                    26096.63
  1997/01/31      25976.52                    27727.15
  1997/02/28      26915.53                    27944.53
  1997/03/31      27255.52                    26796.29
  1997/04/30      27674.08                    28396.03
  1997/05/31      28958.39                    30124.78
  1997/06/30      30798.97                    31474.37
  1997/07/31      34128.37                    33978.79
  1997/08/31      32983.12                    32075.30
  1997/09/30      35118.19                    33832.06
  1997/10/31      34921.86                    32702.07
  1997/11/30      37465.94                    34215.85
  1997/12/31      36987.35                    34803.33
  1998/01/31      37627.61                    35188.26
  1998/02/28      41075.17                    37726.04
  1998/03/31      43898.88                    39657.99
  1998/04/30      43725.86                    40056.94
  1998/05/31      44482.62                    39368.37
  1998/06/30      46935.86                    40967.51
  1998/07/31      45630.23                    40531.21
  1998/08/31      39784.04                    34671.20
  1998/09/30      40000.26                    36892.24
  1998/10/31      43734.17                    39893.06
  1998/11/30      48033.58                    42310.97
  1998/12/31      53913.03                    44748.93
  1999/01/31      56249.85                    46620.33
  1999/02/28      56133.42                    45171.37
  1999/03/31      57081.45                    46978.68
  1999/04/30      56175.00                    48798.16
  1999/05/31      54470.21                    47646.04
  1999/06/30      58387.07                    50290.39
  1999/07/31      55700.99                    48720.33
  1999/08/31      50139.00                   48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 120334 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Retailing Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $50,139 - a 401.39% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                              % OF FUND'S NET ASSETS

Safeway, Inc.                  7.3

Home Depot, Inc.               7.2

Dayton Hudson Corp.            7.0

Wal-Mart Stores, Inc.          6.7

McDonald's Corp.               6.3

Kroger Co.                     5.9

Walgreen Co.                   5.7

Gap, Inc.                      5.0

CVS Corp.                      4.5

Federated Department Stores,   4.4
Inc.

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Retail & Wholesale,
Miscellaneous 27.0%
General Merchandise Stores 24.9%
Grocery Stores 14.6%
Drug Stores 10.2%
Apparel Stores 8.8%
All Others 14.5%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 14.5
Row: 1, Col: 2, Value: 8.800000000000001
Row: 1, Col: 3, Value: 10.2
Row: 1, Col: 4, Value: 14.6
Row: 1, Col: 5, Value: 24.9
Row: 1, Col: 6, Value: 27.0

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

RETAILING PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Ramin Arani)
(photograph of Steve Calhoun)

NOTE TO SHAREHOLDERS: On August 2, 1999, Steve Calhoun (right) became Portfolio Manager of Fidelity Select Retailing Portfolio. The following is an interview with Ramin Arani, who managed the fund during most of the period covered by this report, with additional comments from Steve Calhoun on his strategy and outlook.

Q. HOW DID THE FUND PERFORM, RAMIN?

R.A. It was a difficult environment for retailing stocks. During the six-month period that ended August 31, 1999, the fund lost 10.67%. This performance lagged the Goldman Sachs Consumer Industries Index - an index of 300 stocks designed to measure the performance of companies in the consumer industries sector - which lost 2.00% during the same period. During the 12-month period that ended August 31, 1999, the fund's 26.05% return compares favorably to the 24.74% return for the Goldman Sachs index. The Standard & Poor's 500 Index returned 7.32% and 39.82% during the same six- and 12-month periods.

Q. WHAT MARKET FACTORS INFLUENCED THE FUND'S PERFORMANCE AND WHAT
CAUSED THE FUND TO UNDERPERFORM THE GOLDMAN SACHS INDEX?

R.A. Despite positive business fundamentals and strong consumer spending at many of the retailers the fund invests in, investors opted to sell off retail stocks during the period. The sell-off was sparked primarily by the changing economic landscape, characterized by increasing interest rates, rising oil prices, concerns about potential inflation and further interest-rate hikes by the Federal Reserve Board. These economic trends, which were evident during the period, are generally detrimental to consumer purchasing power and retail stocks. In terms of the fund's performance relative to the Goldman Sachs index, a much larger percentage of fund assets are concentrated in general merchandise, apparel, retail and grocery stores compared to the index. In light of the difficult environment for retailing stocks, the fund's greater exposure to these industry groups caused the fund to underperform the benchmark.

Q. WERE THERE ANY BRIGHT SPOTS FOR THE FUND?

R.A. Federated Department Stores, operator of Macy's and Bloomingdale's, performed well as it lowered prices and reacted quickly to fashion changes. Consumer electronics and computer retailers, such as Best Buy, Tandy and Circuit City, also provided a significant contribution to fund performance. This group performed well as consumers continued to snap up electronics products, such as DVD players and digital phones, to replace older technology.

Q. WHICH STOCKS WERE THE MAIN DETRACTORS?

R.A. Despite solid business fundamentals driven by consolidation and cost-cutting initiatives, supermarket stocks, such as Safeway and Kroger, detracted from performance. Generally, the fund's supermarket holdings suffered amid sluggish sales, due to a deflationary price environment and looming competition from big discount stores such as Wal-Mart. In the department store sector, weak earnings results and a deteriorating growth outlook hurt the group. Specifically, the fund's holdings in Saks produced poor results after the company reported lower earnings.

Q. TURNING TO YOU, STEVE, DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE FUND SINCE TAKING OVER?

S.C. I started to make some selective changes to the fund's holdings and industry allocations given the changing market environment. For example, I thought the department store sector had lost some of its competitive edge relative to specialty retailers and apparel stores, such as the Gap and the Limited. Nevertheless, certain department stores, such as Federated, have carved out a niche by expanding their Internet strategy and by upgrading their assortment of product lines. This scenario shows us that regardless of the difficulties a certain industry may experience, there are usually specific situations that create opportunities for the fund.

Q. WHAT'S YOUR OUTLOOK, STEVE?

S.C. I'm somewhat cautious given the changing economic environment that Ramin discussed. However, we've never run this fund by trying to determine what the Fed's next move will be. Over the short and long term, in spite of inflationary concerns and potentially higher interest rates, there are compelling investment opportunities in most of the industries where the fund invests. My focus is to search out stocks that have the best potential to outperform the companies in their industry.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 046

TRADING SYMBOL: FSRPX

SIZE: as of August 31, 1999, more than
$141 million

MANAGER: Steve Calhoun, since August,
1999; director of associate research,
1997-1999; equity research associate,
1994-1997; joined Fidelity in 1994

RETAILING PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 93.3%

                                SHARES                      VALUE (NOTE 1)

APPAREL STORES - 8.8%

Abercrombie & Fitch Co. Class    49,002                     $ 1,708,945
A (a)

Gap, Inc.                        182,087                     7,124,154

Limited, Inc. (The)              90,100                      3,412,538

Too, Inc. (a)                    12,871                      226,047

                                                             12,471,684

DRUG STORES - 10.2%

CVS Corp.                        150,974                     6,293,729

Duane Reade, Inc. (a)            100                         3,150

Walgreen Co.                     348,800                     8,087,800

                                                             14,384,679

GENERAL MERCHANDISE STORES -
24.9%

BJ's Wholesale Club, Inc. (a)    101,800                     2,875,850

Consolidated Stores Corp. (a)    97,358                      1,569,898

Dayton Hudson Corp.              169,500                     9,831,000

Dollar Tree Stores, Inc. (a)     10,000                      330,000

Federated Department Stores,     135,900                     6,251,400
Inc. (a)

Kohls Corp. (a)                  20,000                      1,425,000

Nordstrom, Inc.                  94,500                      2,675,531

Saks, Inc. (a)                   43,385                      729,410

Wal-Mart Stores, Inc.            211,500                     9,372,094

                                                             35,060,183

GROCERY STORES - 14.6%

Kroger Co. (a)                   358,960                     8,300,950

Loblaw Companies Ltd.            82,600                      2,047,705

Safeway, Inc. (a)                220,874                     10,284,442

                                                             20,633,097

RESTAURANTS - 7.8%

CEC Entertainment, Inc. (a)      21,500                      599,313

McDonald's Corp.                 215,500                     8,916,313

Outback Steakhouse, Inc. (a)     51,500                      1,525,688

                                                             11,041,314

RETAIL & WHOLESALE,
MISCELLANEOUS - 27.0%

Bed Bath & Beyond, Inc. (a)      59,000                      1,622,500

Best Buy Co., Inc. (a)           65,100                      4,573,275

Circuit City Stores, Inc. -      52,200                      2,244,600
Circuit City Group

Costco Wholesale Corp.           78,200                      5,845,450

Home Depot, Inc.                 166,300                     10,165,088

Lowe's Companies, Inc.           134,700                     6,095,175

Staples, Inc. (a)                183,900                     3,999,825

Tandy Corp.                      54,600                      2,579,850

Williams-Sonoma, Inc. (a)        24,000                      936,000

                                                             38,061,763

TOTAL COMMON STOCKS                                         131,652,720
(Cost $94,020,676)

CASH EQUIVALENTS - 8.2%

                                SHARES                      VALUE (NOTE 1)

Central Cash Collateral Fund,    824,315                    $ 824,315
5.26% (b)

Taxable Central Cash Fund,       10,823,084                  10,823,084
5.20% (b)

TOTAL CASH EQUIVALENTS                                       11,647,399
(Cost $11,647,399)

TOTAL INVESTMENT PORTFOLIO -                                143,300,119
101.5%  (Cost $105,668,075)

NET OTHER ASSETS - (1.5%)                                   (2,153,970)

NET ASSETS - 100%                                         $ 141,146,149

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $68,198,024 and $237,437,228, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $19,262 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $729,410. The fund received cash collateral of $824,315 which was invested in the Central Cash Collateral Fund.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $25,416,000. The weighted average interest rate was 4.73%. Interest expense includes $3,337 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $11,488,000. The weighted average interest rate was 4.91%. Interest expense includes $1,567 paid under the bank borrowing program.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $106,340,673. Net unrealized appreciation aggregated $36,959,446, of which $39,957,952 related to appreciated investment securities and $2,998,506 related to depreciated investment securities.

RETAILING PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                               AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 143,300,119
value  (cost $105,668,075) -
 See accompanying schedule

Receivable for investments                    6,212,480
sold

Receivable for fund shares                    207,099
sold

Dividends receivable                          55,568

Interest receivable                           43,345

Redemption fees receivable                    1,719

Other receivables                             215,323

 TOTAL ASSETS                                 150,035,653

LIABILITIES

Payable for investments         $ 5,308,454
purchased

Payable for fund shares          2,568,747
redeemed

Accrued management fee           77,921

Other payables and accrued       110,067
expenses

Collateral on securities         824,315
loaned  at value

 TOTAL LIABILITIES                            8,889,504

NET ASSETS                                   $ 141,146,149

Net Assets consist of:

Paid in capital                              $ 64,077,868

Accumulated net investment                    (696,676)
loss

Accumulated undistributed net                 40,132,913
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   37,632,044
(depreciation) on investments

NET ASSETS, for 2,340,844                    $ 141,146,149
shares outstanding

NET ASSET VALUE and                           $60.30
redemption price per share
($141,146,149 (divided by)
2,340,844 shares)

Maximum offering price per                    $62.16
share (100/97.00 of $60.30)

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED AUGUST 31,
                                       1999 (UNAUDITED)

INVESTMENT INCOME                             $ 349,977
Dividends

Interest                                       362,116

Security lending                               122

 TOTAL INCOME                                  712,215

EXPENSES

Management fee                   $ 695,234

Transfer agent fees               603,436

Accounting and security           90,048
lending fees

Non-interested trustees'          463
compensation

Custodian fees and expenses       6,895

Registration fees                 29,226

Audit                             9,217

Legal                             1,125

Interest                          4,904

 Total expenses before            1,440,548
reductions

 Expense reductions               (31,657)     1,408,891

NET INVESTMENT INCOME (LOSS)                   (696,676)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            43,501,126

 Foreign currency transactions    (2,671)      43,498,455

Change in net unrealized                       (62,994,121)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                (19,495,666)

NET INCREASE (DECREASE) IN                    $ (20,192,342)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 394,393
charges paid to FDC

 Sales charges - Retained by                  $ 394,258
FDC

 Deferred sales charges                       $ 1,966
withheld   by FDC

 Exchange fees withheld by FSC                $ 16,103

 Expense reductions  Directed                 $ 30,171
brokerage arrangements

  Custodian credits                            1,486

                                              $ 31,657

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (696,676)                  $ (1,421,013)
income (loss)

 Net realized gain (loss)         43,498,455                   381,908

 Change in net unrealized         (62,994,121)                 79,277,166
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (20,192,342)                 78,238,061
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                            (1,977,498)
From net realized gain

 In excess of net realized        -                            (1,495,766)
gain

 TOTAL DISTRIBUTIONS              -                            (3,473,264)

Share transactions Net            117,221,796                  767,856,791
proceeds from sales of shares

 Reinvestment of distributions    -                            3,407,803

 Cost of shares redeemed          (293,687,372)                (702,182,873)

 NET INCREASE (DECREASE) IN       (176,465,576)                69,081,721
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  290,895                      805,978

  TOTAL INCREASE (DECREASE)       (196,367,023)                144,652,496
IN NET ASSETS

NET ASSETS

 Beginning of period              337,513,172                  192,860,676

 End of period (including        $ 141,146,149                $ 337,513,172
accumulated net investment
loss of $696,676 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             1,695,821                    13,691,594

 Issued in reinvestment of        -                            64,738
distributions

 Redeemed                         (4,355,228)                  (12,610,578)

 Net increase (decrease)          (2,659,407)                  1,145,754


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                 1998       1997      1996 F    1995

Net asset value, beginning of    $ 67.50                      $ 50.04              $ 33.25    $ 27.87   $ 23.91   $ 24.91
period

Income from Investment
Operations

Net investment income (loss) D    (.20)                        (.28)                (.27)      (.13)     (.14)     (.18)

Net realized and unrealized       (7.08)                       18.27                17.14      5.49      4.07      (.96)
gain (loss)

Total from investment             (7.28)                       17.99                16.87      5.36      3.93      (1.14)
operations

Less Distributions

From net realized gain            -                            (.39)                (.51)      (.08)     -         -

In excess of net realized gain    -                            (.30)                -          -         -         -

Total distributions               -                            (.69)                (.51)      (.08)     -         -

Redemption fees added to paid     .08                          .16                  .43        .10       .03       .14
in capital

Net asset value, end of period   $ 60.30                      $ 67.50              $ 50.04    $ 33.25   $ 27.87   $ 23.91

TOTAL RETURN B, C                 (10.67)%                     36.66%               52.61%     19.59%    16.56%    (4.01)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 141,146                    $ 337,513            $ 192,861  $ 59,348  $ 44,051  $ 31,090
(000 omitted)

Ratio of expenses to average      1.18% A                      1.25%                1.63%      1.45%     1.94%     2.07%
net assets

Ratio of expenses to average      1.15% A, E                   1.22% E              1.55% E    1.39% E   1.92% E   1.96% E
net assets after  expense
reductions

Ratio of net investment           (.57)% A                     (.50)%               (.67)%     (.39)%    (.53)%    (.74)%
income (loss) to average net
assets

Portfolio turnover rate           61% A                        165%                 308%       278%      235%      481%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES.
F FOR THE YEAR ENDED FEBRUARY 29



AIR TRANSPORTATION PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT AIR TRANSPORTATION       14.86%         45.99%       133.70%       207.45%

SELECT AIR TRANSPORTATION       11.34%         41.54%       126.62%       198.16%
(LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Cyclical Industries          8.29%          25.75%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT AIR TRANSPORTATION       45.99%       18.50%        11.89%

SELECT AIR TRANSPORTATION       41.54%       17.78%        11.54%
(LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Cyclical Industries          25.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             AIR TRANSPORTATION          S&P 500
             00034                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9318.78                     9959.00
  1989/10/31       8584.57                     9727.95
  1989/11/30       8499.85                     9926.40
  1989/12/31       8576.03                    10164.64
  1990/01/31       7693.42                     9482.59
  1990/02/28       8017.05                     9604.91
  1990/03/31       8436.29                     9859.44
  1990/04/30       8127.37                     9612.96
  1990/05/31       8693.72                    10550.22
  1990/06/30       8715.78                    10478.48
  1990/07/31       8451.00                    10444.95
  1990/08/31       7112.37                     9500.72
  1990/09/30       6398.93                     9038.04
  1990/10/31       6737.26                     8999.18
  1990/11/30       6634.29                     9580.52
  1990/12/31       7016.75                     9847.82
  1991/01/31       7847.88                    10277.18
  1991/02/28       8730.49                    11012.00
  1991/03/31       8693.72                    11278.49
  1991/04/30       8480.42                    11305.56
  1991/05/31       8980.56                    11793.96
  1991/06/30       8791.20                    11253.80
  1991/07/31       9061.47                    11778.23
  1991/08/31       8948.86                    12057.37
  1991/09/30       8648.56                    11856.01
  1991/10/31       9068.98                    12014.88
  1991/11/30       8663.58                    11530.68
  1991/12/31       9617.02                    12849.79
  1992/01/31      10172.57                    12610.79
  1992/02/29      10630.52                    12774.73
  1992/03/31      10007.41                    12525.62
  1992/04/30       9489.39                    12893.87
  1992/05/31       9617.02                    12957.05
  1992/06/30       9304.73                    12763.99
  1992/07/31       9251.25                    13286.04
  1992/08/31       8861.65                    13013.68
  1992/09/30       9151.94                    13167.24
  1992/10/31       9480.43                    13213.32
  1992/11/30       9709.62                    13663.90
  1992/12/31      10248.64                    13831.96
  1993/01/31      10341.32                    13948.15
  1993/02/28      10503.51                    14137.85
  1993/03/31      11661.98                    14436.15
  1993/04/30      11793.81                    14086.80
  1993/05/31      12467.53                    14464.33
  1993/06/30      11538.27                    14506.27
  1993/07/31      11933.20                    14448.25
  1993/08/31      12645.63                    14995.84
  1993/09/30      12390.09                    14880.37
  1993/10/31      13102.52                    15188.39
  1993/11/30      13133.49                    15044.10
  1993/12/31      13414.17                    15226.14
  1994/01/31      13932.21                    15743.82
  1994/02/28      13437.71                    15317.17
  1994/03/31      12660.65                    14649.34
  1994/04/30      12577.39                    14836.85
  1994/05/31      12051.59                    15080.17
  1994/06/30      11684.37                    14710.71
  1994/07/31      12293.63                    15193.22
  1994/08/31      12761.00                    15816.14
  1994/09/30      11333.84                    15428.65
  1994/10/31      11425.65                    15775.79
  1994/11/30      10666.16                    15201.24
  1994/12/31      10497.45                    15426.67
  1995/01/31      10835.26                    15826.69
  1995/02/28      11764.24                    16443.45
  1995/03/31      12524.32                    16928.70
  1995/04/30      13529.30                    17427.25
  1995/05/31      13748.88                    18123.82
  1995/06/30      15488.60                    18544.83
  1995/07/31      16012.21                    19159.78
  1995/08/31      15395.70                    19207.87
  1995/09/30      15961.54                    20018.44
  1995/10/31      15775.74                    19946.98
  1995/11/30      17811.05                    20822.65
  1995/12/31      16747.53                    21223.69
  1996/01/31      16367.69                    21946.15
  1996/02/29      18223.73                    22149.59
  1996/03/31      19156.07                    22362.89
  1996/04/30      18353.80                    22692.52
  1996/05/31      18528.52                    23277.76
  1996/06/30      18441.16                    23366.44
  1996/07/31      15418.59                    22334.12
  1996/08/31      15139.05                    22805.14
  1996/09/30      14955.60                    24088.62
  1996/10/31      14815.83                    24752.98
  1996/11/30      16624.13                    26624.06
  1996/12/31      16956.08                    26096.63
  1997/01/31      16292.17                    27727.15
  1997/02/28      15479.74                    27944.53
  1997/03/31      16431.94                    26796.29
  1997/04/30      17331.72                    28396.03
  1997/05/31      18537.25                    30124.78
  1997/06/30      18755.65                    31474.37
  1997/07/31      19882.56                    33978.79
  1997/08/31      19122.55                    32075.30
  1997/09/30      20686.25                    33832.06
  1997/10/31      20502.80                    32702.07
  1997/11/30      21026.94                    34215.85
  1997/12/31      22236.64                    34803.33
  1998/01/31      23081.54                    35188.26
  1998/02/28      24938.46                    37726.04
  1998/03/31      26061.90                    39657.99
  1998/04/30      26927.97                    40056.94
  1998/05/31      25805.59                    39368.37
  1998/06/30      27442.40                    40967.51
  1998/07/31      25983.30                    40531.21
  1998/08/31      20427.47                    34671.20
  1998/09/30      20109.46                    36892.24
  1998/10/31      22092.35                    39893.06
  1998/11/30      22569.36                    42310.97
  1998/12/31      23663.69                    44748.93
  1999/01/31      25319.22                    46620.33
  1999/02/28      25964.59                    45171.37
  1999/03/31      27171.16                    46978.68
  1999/04/30      30042.73                    48798.16
  1999/05/31      29880.29                    47646.04
  1999/06/30      31189.40                    50290.39
  1999/07/31      31370.96                    48720.33
  1999/08/31      29816.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 141048 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Air Transportation Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $29,816 - a 198.16% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Atlantic Coast Airlines       10.6
Holdings

AMR Corp.                     9.7

Sabre Group Holdings, Inc.    5.3
Class A

Northwest Airlines Corp.      5.3
Class A

SkyWest, Inc.                 5.2

Lockheed Martin Corp.         5.1

Delta Air Lines, Inc.         5.1

United Technologies Corp.     4.5

Boeing Co.                    4.4

America West Holding Corp.    4.1
Class B

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Air Transportation 55.0%
Aerospace & Defense 17.9%
Trucking & Freight 9.1%
Computer Services
& Software 5.3%
Ship Building & Repair 3.6%
All Other 9.1%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 9.1
Row: 1, Col: 2, Value: 3.6
Row: 1, Col: 3, Value: 5.3
Row: 1, Col: 4, Value: 9.1
Row: 1, Col: 5, Value: 17.9
Row: 1, Col: 6, Value: 55.0

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

AIR TRANSPORTATION PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Christopher Zepf)

Christopher Zepf,
Portfolio Manager
of Fidelity Select
Air Transportation Portfolio

Q. HOW DID THE FUND PERFORM, CHRIS?

A. For the six-month period that ended August 31, 1999, the fund returned 14.86%. For the same six-month period, the Standard & Poor's 500 Index returned 7.32%. For another comparison, the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned 8.29%. For the 12-month period that ended August 31, 1999, the fund returned 45.99%. That compared to the 39.82% return for the Standard & Poor's index and the 25.75% return for Goldman Sachs index during the same 12-month period.

Q. WHAT FACTORS HELPED THE FUND OUTPACE BOTH THE STANDARD & POOR'S AND GOLDMAN SACHS INDEXES DURING THE PAST SIX MONTHS?

A. Good security selection - which led to a smaller weighting in major airline carriers and a larger weighting in regional airlines - was the main factor. Throughout the past six months, the major airline carriers came under growing pressure because the industry's increased capacity growth - that is, the number of available airline seats - outstripped demand growth, meaning the number of tickets sold. In addition, the price of oil - which is a major cost component for the airlines - jumped substantially during the period. My strategy was to pare back the fund's holdings in major carriers in order to focus more heavily on regional airlines.

Q. HOW DID THAT STRATEGY PAN OUT?

A. That strategy proved beneficial because the regional airline group held up much better than their major airline counterparts over the past six months. In contrast to the majors, the regionals typically enjoy monopolistic-type holds on the smaller, niche-like markets they fly rather than the head-to-head competition that characterizes the major carriers. In addition, I emphasized major carriers who had used various financial instruments to hedge their exposure to rising oil prices, such as AMR, the parent company of American Airlines.

Q. WHICH HOLDINGS MADE THE BIGGEST CONTRIBUTION TO THE FUND'S
PERFORMANCE?

A. Regional airline holdings, including Atlantic Coast Airlines and niche player America West, were some of the fund's top performers. In addition, Northwest Airlines was a standout, benefiting from the perception that signs of an economic rebound in Asia - which makes up about one-quarter of Northwest's traffic - would help to improve the company's business prospects. The fund also benefited from its holdings in Gulfstream Aerospace, which was acquired by General Dynamics on July 30, 1999, at a significant profit to the fund. Computer reservations provider Sabre Holdings also was a winner, in part boosted by a contract with USAir to handle that airline's reservations. In addition, investors began to place a higher value on Sabre's Travelocity.com business - which provides travel information and airline tickets via the Internet.

Q. WHICH HOLDINGS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE PAST SIX MONTHS?

A. As I mentioned earlier, major airline carriers such as AMR and Delta Airlines were the most significant detractors during the past six months. Despite their recent lackluster performance, however, I continued to maintain holdings in selected major carriers. For example, AMR holds 82% of fast-growing Sabre and I believed that the airline portion of the company was selling at a significant discount to what I thought was its fair value. Other positives, in my view, included the fact that the company is led by a strong management team and has implemented an ongoing effort to buy back some of its shares.

Q. WHAT'S YOUR OUTLOOK?

A. A lot depends on the global economy. For air transport stocks to do well, we'll likely need continued economic strength in the United States and for Asia to continue on a path toward recovery. Although capacity growth will continue to be an issue into next year, I believe that many of the stocks that make up the sector are more attractively valued than they were earlier in the year. To the extent that investors recognize that value, the sector could be poised to do well.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 034

TRADING SYMBOL: FSAIX

SIZE: as of August 31, 1999, more than
$50 million

MANAGER: Christopher Zepf, since 1998;
manager, Fidelity Select Transportation
Portfolio, since 1998; joined Fidelity in 1998

AIR TRANSPORTATION PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 90.9%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 17.9%

Boeing Co.                        49,400                   $ 2,238,438

Cordant Technologies, Inc.        30,000                    1,241,250

Howmet International, Inc. (a)    40,200                    718,575

Lockheed Martin Corp.             69,500                    2,571,500

United Technologies Corp.         34,000                    2,248,250

                                                            9,018,013

AIR TRANSPORTATION - 55.0%

AirTran Holdings, Inc. (a)        47,900                    264,947

Alaska Air Group, Inc. (a)        28,100                    1,215,325

America West Holding Corp.        107,100                   2,088,450
Class B (a)

AMR Corp. (a)                     83,500                    4,895,188

Atlantic Coast Airlines           267,900                   5,324,510
Holdings (a)

Comair Holdings, Inc.             92,575                    1,955,647

Continental Airlines, Inc.        35,700                    1,457,006
Class B (a)

Delta Air Lines, Inc.             50,500                    2,566,031

Mesaba Holdings, Inc. (a)         60,700                    751,163

Northwest Airlines Corp.          89,900                    2,652,050
Class A (a)

SkyWest, Inc.                     131,400                   2,644,425

Southwest Airlines Co.            114,350                   1,908,216

                                                            27,722,958

COMPUTER SERVICES & SOFTWARE
- 5.3%

Sabre Group Holdings, Inc.        47,600                    2,665,600
Class A (a)

SHIP BUILDING & REPAIR - 3.6%

General Dynamics Corp.            28,400                    1,789,200

TRUCKING & FREIGHT - 9.1%

Air Express International         37,300                    911,519
Corp.

Airborne Freight Corp.            58,100                    1,463,394

Eagle USA Airfreight, Inc. (a)    25,150                    704,200

Expeditors International of       47,200                    1,525,150
Washington, Inc.

                                                            4,604,263

TOTAL COMMON STOCKS                                        45,800,034
(Cost $40,207,437)

CONVERTIBLE PREFERRED STOCKS
- 2.1%



OIL & GAS - 2.1%

Tesoro Petroleum Corp.            60,000                    1,027,500
$1.1552 PIES (Cost $776,281)

CASH EQUIVALENTS - 3.3%

                                 SHARES                    VALUE (NOTE 1)

Taxable Central Cash Fund,        1,658,624                $ 1,658,624
5.20% (b) (Cost $1,658,624)

TOTAL INVESTMENT PORTFOLIO -                                48,486,158
96.3%
(Cost $42,642,342)

NET OTHER ASSETS - 3.7%                                     1,888,480

NET ASSETS - 100%                                        $ 50,374,638

SECURITY TYPE ABBREVIATIONS

PIES  -  Premium Income Equity Securities

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $92,415,367 and $117,058,277, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $18,231 for the period.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $43,406,820. Net unrealized appreciation aggregated $5,079,338, of which $7,117,275 related to appreciated investment securities and $2,037,937 related to depreciated investment securities.

AIR TRANSPORTATION PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                           AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at              $ 48,486,158
value  (cost $42,642,342) -
See accompanying schedule

Receivable for investments                 2,269,818
sold

Receivable for fund shares                 27,290
sold

Dividends receivable                       38,975

Interest receivable                        17,134

Redemption fees receivable                 232

Other receivables                          575

 TOTAL ASSETS                              50,840,182

LIABILITIES

Payable for fund shares        $ 395,694
redeemed

Accrued management fee          27,832

Other payables and accrued      42,018
expenses

 TOTAL LIABILITIES                         465,544

NET ASSETS                                $ 50,374,638

Net Assets consist of:

Paid in capital                           $ 36,234,292

Accumulated net investment                 (166,056)
loss

Accumulated undistributed net              8,462,523
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                5,843,879
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 1,614,104                 $ 50,374,638
shares outstanding

NET ASSET VALUE and                        $31.21
redemption price per share
($50,374,638 (divided by)
1,614,104 shares)

Maximum offering price per                 $32.18
share (100/97.00 of $31.21)

STATEMENT OF OPERATIONS
                             SIX MONTHS ENDED AUGUST 31,
                                        1999 (UNAUDITED)

INVESTMENT INCOME                              $ 168,249
Dividends

Interest                                        123,014

 TOTAL INCOME                                   291,263

EXPENSES

Management fee                   $ 208,372

Transfer agent fees               204,883

Accounting fees and expenses      30,838

Non-interested trustees'          104
compensation

Custodian fees and expenses       6,729

Registration fees                 25,382

Audit                             4,336

Legal                             44

 Total expenses before            480,688
reductions

 Expense reductions               (23,369)      457,319

NET INVESTMENT INCOME (LOSS)                    (166,056)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            10,802,006

 Foreign currency transactions    1,122         10,803,128

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (1,370,894)

 Assets and liabilities in        (1,880)       (1,372,774)
foreign currencies

NET GAIN (LOSS)                                 9,430,354

NET INCREASE (DECREASE) IN                     $ 9,264,298
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 93,135
charges paid to FDC

 Sales charges - Retained by                   $ 90,549
FDC

 Deferred sales charges                        $ 433
withheld   by FDC

 Exchange fees withheld by FSC                 $ 4,463

 Expense reductions  Directed                  $ 23,100
brokerage arrangements

  Custodian credits                             269

                                               $ 23,369

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (166,056)                  $ (494,512)
income (loss)

 Net realized gain (loss)         10,803,128                   10,294,170

 Change in net unrealized         (1,372,774)                  (7,870,755)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       9,264,298                    1,928,903
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,461,646)                  (1,287,140)
from net realized gains

Share transactions Net            64,949,277                   234,828,394
proceeds from sales of shares

 Reinvestment of distributions    1,415,821                    1,276,230

 Cost of shares redeemed          (89,901,207)                 (352,683,506)

 NET INCREASE (DECREASE) IN       (23,536,109)                 (116,578,882)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  158,684                      701,437

  TOTAL INCREASE (DECREASE)       (15,574,773)                 (115,235,682)
IN NET ASSETS

NET ASSETS

 Beginning of period              65,949,411                   181,185,093

 End of period (including        $ 50,374,638                 $ 65,949,411
accumulated net investment
loss of $166,056 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             2,121,060                    8,676,907

 Issued in reinvestment of        49,400                       44,922
distributions

 Redeemed                         (2,931,745)                  (13,091,302)

 Net increase (decrease)          (761,285)                    (4,369,473)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999               1998       1997       1996 G    1995

Net asset value, beginning of    $ 27.76                      $ 26.86            $ 17.72    $ 21.11    $ 13.93   $ 17.12
period

Income from Investment
Operations

Net investment income (loss) D    (.07)                        (.14)              (.19)      (.22)      (.01)     (.18)

Net realized and unrealized       4.07                         1.06               10.59      (3.12)     7.47      (2.01)
gain (loss)

Total from investment             4.00                         .92                10.40      (3.34)     7.46      (2.19)
operations

Less Distributions

From net realized gain            (.62)                        (.21)              (1.43)     (.07)      (.46)     (.92)

In excess of net realized gain    -                            -                  -          (.20)      -         (.17)

Total distributions               (.62)                        (.21)              (1.43)     (.27)      (.46)     (1.09)

Redemption fees added to paid     .07                          .19                .17        .22        .18       .09
in capital

Net asset value, end of period   $ 31.21                      $ 27.76            $ 26.86    $ 17.72    $ 21.11   $ 13.93

TOTAL RETURN B, C                 14.86%                       4.11%              61.10%     (15.06)%   54.91%    (12.45)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 50,375                     $ 65,949           $ 181,185  $ 35,958   $ 75,359  $ 18,633
(000 omitted)

Ratio of expenses to average      1.33% A                      1.35%              1.93%      1.89%      1.47%     2.50% E
net assets

Ratio of expenses to average      1.26% A, F                   1.27% F            1.87% F    1.80% F    1.41% F   2.50%
net assets after  expense
reductions

Ratio of net investment           (.46)% A                     (.50)%             (.84)%     (1.10)%    (.07)%    (1.31)%
income (loss) to average net
assets

Portfolio turnover rate           288% A                       260%               294%       469%       504%      200%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES,
OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE  EXPENSE
LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. G FOR THE YEAR ENDED FEBRUARY 29


AUTOMOTIVE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT AUTOMOTIVE               3.31%          17.66%       50.12%        206.80%

SELECT AUTOMOTIVE (LOAD ADJ.)   0.14%          14.06%       45.54%        197.52%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Cyclical Industries          8.29%          25.75%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT AUTOMOTIVE               17.66%       8.46%         11.86%

SELECT AUTOMOTIVE (LOAD ADJ.)   14.06%       7.79%         11.52%

S&P 500                         39.82%       25.11%        17.10%

GS Cyclical Industries          25.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Automotive                  S&P 500
             00502                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9475.60                     9959.00
  1989/10/31       8686.57                     9727.95
  1989/11/30       8766.19                     9926.40
  1989/12/31       8794.14                    10164.64
  1990/01/31       8561.93                     9482.59
  1990/02/28       8816.61                     9604.91
  1990/03/31       9146.21                     9859.44
  1990/04/30       9116.24                     9612.96
  1990/05/31       9633.11                    10550.22
  1990/06/30       9805.60                    10478.48
  1990/07/31       9835.98                    10444.95
  1990/08/31       8423.25                     9500.72
  1990/09/30       7618.14                     9038.04
  1990/10/31       7466.23                     8999.18
  1990/11/30       7906.76                     9580.52
  1990/12/31       8202.98                     9847.82
  1991/01/31       8666.30                    10277.18
  1991/02/28       9372.67                    11012.00
  1991/03/31       9448.62                    11278.49
  1991/04/30       9554.96                    11305.56
  1991/05/31      10322.09                    11793.96
  1991/06/30      10299.30                    11253.80
  1991/07/31      10724.64                    11778.23
  1991/08/31      11074.03                    12057.37
  1991/09/30      10747.43                    11856.01
  1991/10/31      11028.45                    12014.88
  1991/11/30      10481.59                    11530.68
  1991/12/31      11264.77                    12849.79
  1992/01/31      12481.71                    12610.79
  1992/02/29      13738.69                    12774.73
  1992/03/31      14034.92                    12525.62
  1992/04/30      14931.62                    12893.87
  1992/05/31      14923.61                    12957.05
  1992/06/30      14834.83                    12763.99
  1992/07/31      14971.15                    13286.04
  1992/08/31      14040.96                    13013.68
  1992/09/30      13808.42                    13167.24
  1992/10/31      14385.77                    13213.32
  1992/11/30      15083.41                    13663.90
  1992/12/31      15952.56                    13831.96
  1993/01/31      16689.21                    13948.15
  1993/02/28      16934.76                    14137.85
  1993/03/31      17843.29                    14436.15
  1993/04/30      17740.20                    14086.80
  1993/05/31      18820.48                    14464.33
  1993/06/30      19149.63                    14506.27
  1993/07/31      19369.06                    14448.25
  1993/08/31      20044.23                    14995.84
  1993/09/30      20255.22                    14880.37
  1993/10/31      20685.65                    15188.39
  1993/11/30      20685.65                    15044.10
  1993/12/31      21597.31                    15226.14
  1994/01/31      22828.47                    15743.82
  1994/02/28      22091.50                    15317.17
  1994/03/31      20539.55                    14649.34
  1994/04/30      20121.91                    14836.85
  1994/05/31      19823.80                    15080.17
  1994/06/30      19569.54                    14710.71
  1994/07/31      20156.98                    15193.22
  1994/08/31      19823.80                    15816.14
  1994/09/30      18982.10                    15428.65
  1994/10/31      19341.58                    15775.79
  1994/11/30      18175.47                    15201.24
  1994/12/31      18843.03                    15426.67
  1995/01/31      18395.31                    15826.69
  1995/02/28      19310.21                    16443.45
  1995/03/31      19212.88                    16928.70
  1995/04/30      19154.48                    17427.25
  1995/05/31      19543.80                    18123.82
  1995/06/30      20030.45                    18544.83
  1995/07/31      21470.93                    19159.78
  1995/08/31      21276.27                    19207.87
  1995/09/30      21383.33                    20018.44
  1995/10/31      20390.57                    19946.98
  1995/11/30      20896.68                    20822.65
  1995/12/31      21373.60                    21223.69
  1996/01/31      21120.54                    21946.15
  1996/02/29      21266.53                    22149.59
  1996/03/31      22561.02                    22362.89
  1996/04/30      23700.87                    22692.52
  1996/05/31      24246.62                    23277.76
  1996/06/30      23964.00                    23366.44
  1996/07/31      22570.40                    22334.12
  1996/08/31      23145.38                    22805.14
  1996/09/30      23340.29                    24088.62
  1996/10/31      23447.49                    24752.98
  1996/11/30      24636.43                    26624.06
  1996/12/31      24808.56                    26096.63
  1997/01/31      25243.08                    27727.15
  1997/02/28      25647.30                    27944.53
  1997/03/31      25142.03                    26796.29
  1997/04/30      25703.81                    28396.03
  1997/05/31      27173.80                    30124.78
  1997/06/30      27992.79                    31474.37
  1997/07/31      29221.29                    33978.79
  1997/08/31      29000.79                    32075.30
  1997/09/30      30586.28                    33832.06
  1997/10/31      29179.29                    32702.07
  1997/11/30      28979.79                    34215.85
  1997/12/31      28971.04                    34803.33
  1998/01/31      28959.59                    35188.26
  1998/02/28      31490.26                    37726.04
  1998/03/31      33402.58                    39657.99
  1998/04/30      33248.55                    40056.94
  1998/05/31      33062.94                    39368.37
  1998/06/30      32555.62                    40967.51
  1998/07/31      31342.98                    40531.21
  1998/08/31      25292.16                    34671.20
  1998/09/30      25304.54                    36892.24
  1998/10/31      27593.70                    39893.06
  1998/11/30      29090.94                    42310.97
  1998/12/31      30402.56                    44748.93
  1999/01/31      30798.53                    46620.33
  1999/02/28      28806.34                    45171.37
  1999/03/31      28187.64                    46978.68
  1999/04/30      31330.60                    48798.16
  1999/05/31      31206.87                    47646.04
  1999/06/30      32184.40                    50290.39
  1999/07/31      30464.43                    48720.33
  1999/08/31      29752.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 144425 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Automotive Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $29,752 - a 197.52% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                              % OF FUND'S NET ASSETS

Federal-Mogul Corp.            8.3

SPX Corp.                      6.6

TRW, Inc.                      5.9

Eaton Corp.                    5.7

Ford Motor Co.                 5.6

Danaher Corp.                  5.6

Honda Motor Co. Ltd.           5.4

Johnson Controls, Inc.         5.1

Navistar International Corp.   4.1

AutoZone, Inc.                 3.7

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Autos, Tires, & Accessories 88.6%
Consumer Durables 2.5%
Iron & Steel 1.9%
Industrial Machinery
& Equipment 1.2%
Electronics 0.5%
All Others 5.3%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 5.3
Row: 1, Col: 2, Value: 0.5
Row: 1, Col: 3, Value: 1.2
Row: 1, Col: 4, Value: 1.9
Row: 1, Col: 5, Value: 2.5
Row: 1, Col: 6, Value: 88.59999999999999

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

AUTOMOTIVE PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Albert Grosman)
(photograph of Douglas Nigen)

NOTE TO SHAREHOLDERS: On September 1, 1999, after the period covered by this report, Douglas Nigen (right) became Portfolio Manager of Fidelity Select Automotive Portfolio. The following is an interview with Albert Grosman, who managed the fund during the period covered by this report, with comments from Douglas Nigen on his outlook.

Q. HOW DID THE FUND PERFORM, ALBERT?

A.G. For the six months that ended August 31, 1999, the fund returned 3.31%. For the same period, the Standard & Poor's 500 Index returned 7.32%, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned 8.29%. For the year that ended August 31, 1999, the fund returned 17.66%, while the S&P 500 and the Goldman Sachs index returned 39.82% and 25.75%, respectively. The fund underperformed the Goldman Sachs index because the index had a larger exposure to commodity-oriented stocks that rallied strongly during part of the period while automotive stocks remained relatively flat.

Q. WHAT FACTORS AFFECTED AUTOMOTIVE STOCKS DURING THE SIX-MONTH
PERIOD?

A.G. The biggest factor by far was the changing interest-rate environment. Long-term interest rates rose throughout the period, as investors feared that the strong domestic economy in concert with improving overseas economies could rekindle inflation. Cyclical stocks such as automobile manufacturers generally do not perform well when interest rates are rising - auto loan and lease rates increase in sympathy, automobile purchases become relatively more expensive and many consumers postpone new purchases. As a result, auto manufacturers offered consumers substantial incentives to keep sales volume up, and this had a negative effect on earnings growth. Another factor was continued weakness in the auto-replacement parts market. Domestic vehicle quality has improved significantly over the past decade, which has reduced demand for replacement parts.

Q. WHAT STRATEGY DID YOU PURSUE IN SUCH A CHALLENGING ENVIRONMENT?

A.G. I reduced the portfolio's exposure to auto manufacturers and added holdings in companies with automobile-related businesses. For example, I increased the fund's weighting in Danaher and Snap-On Tools
- two companies that manufacture tools, equipment and controls used in manufacturing automation. These stocks represent companies with more diversified operations and less cyclical characteristics than those that rely more heavily on automobile and parts manufacturing. I also reduced the fund's investment in auto-parts stocks because - in addition to reduced demand for replacement parts - vehicle manufacturers are outsourcing more and more component manufacturing in an effort to increase their own manufacturing efficiency. This increases parts manufacturers' fixed costs, which in turn reduces their margins and hurts their earnings.

Q. WHAT STOCKS PERFORMED WELL?

A.G. Several of the portfolio's top-10 holdings contributed to the fund's total return. SPX Corp. - a diversified producer of industrial products, vehicle components and auto aftermarket diagnostic tools - performed very well. SPX profited from a successful acquisition strategy that increased efficiency and significantly enhanced its growth potential. Eaton and Navistar International also generated strong returns. Both companies have large North American trucking operations that benefited from increased demand for overnight shipping.

Q. WERE THERE ANY DISAPPOINTMENTS?

A.G. The stocks that did poorly fell into two categories: domestic automobile manufacturers and aftermarket parts manufacturers. Ford, General Motors and DaimlerChrysler all had negative returns resulting from the impact of higher interest rates that led to increased incentives and deteriorating margins. Pep Boys and Autozone suffered from the weak market for replacement parts that I discussed earlier.

Q. TURNING TO YOU DOUG, WHAT'S YOUR OUTLOOK FOR THE MONTHS AHEAD?

D.N. I am cautiously optimistic about the automotive group over the next three to six months for several reasons. First, although I expect vehicle volume to remain stable, I am concerned about pricing and incentives. Second, I anticipate continuing consolidation by auto-parts businesses. What remains to be seen is how quickly they can cut costs and increase efficiency - both critical factors for their stock prices. Lastly, the United Auto Workers' three-year national contract with the major domestic auto producers expired in September. At the time of this report, negotiations appeared to be starting favorably, but their outcome and the final contract's impact on the auto companies is still uncertain.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 502

TRADING SYMBOL: FSAVX

SIZE: as of August 31, 1999, more than $19 million

MANAGER: Douglas Nigen, since September
1999; analyst, automotive manufacturing, automotive parts, tire and rental car industries, 1999- present; specialty apparel industry,
1997-1999; joined Fidelity in 1997

AUTOMOTIVE PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 95.2%

                                 SHARES                  VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
88.6%

American Axle & Manufacturing     6,400                  $ 100,000
Holdings, Inc. (a)

Arvin Industries, Inc.            7,600                   271,700

AutoNation, Inc. (a)              13,300                  172,069

AutoZone, Inc. (a)                30,200                  719,138

Borg-Warner Automotive, Inc.      2,700                   127,913

DaimlerChrysler AG (Reg.)         8,427                   633,605

Dana Corp.                        14,600                  636,013

Danaher Corp.                     18,500                  1,086,875

Delphi Automotive Systems         6,924                   129,825
Corp.

Discount Auto Parts, Inc. (a)     4,400                   84,150

Dura Automotive Systems, Inc.     3,400                   87,975
 Class A (a)

Eaton Corp.                       11,250                  1,102,500

Federal-Mogul Corp.               35,100                  1,601,433

Ford Motor Co.                    20,900                  1,089,413

General Motors Corp.              8,500                   562,063

Gentex Corp. (a)                  9,000                   172,125

Goodyear Tire & Rubber Co.        7,400                   415,325

Hayes Lemmerz International,      7,000                   197,313
Inc. (a)

Honda Motor Co. Ltd.              26,000                  1,044,320

Johnson Controls, Inc.            14,550                  994,856

Lear Corp. (a)                    9,100                   365,706

Lithia Motors, Inc. (a)           9,600                   194,400

Magna International, Inc.         8,800                   436,905
Class A

Mascotech, Inc.                   6,100                   105,225

Monro Muffler Brake, Inc. (a)     3,395                   23,128

Navistar International Corp.      16,300                  792,588
(a)

Oshkosh Truck Co. Class B         3,600                   121,050

Pep Boys-Manny, Moe & Jack        31,100                  452,894

Sonic Automotive, Inc. (a)        12,200                  147,163

SPX Corp. (a)                     15,100                  1,279,725

Standard Motor Products, Inc.     7,400                   166,500

Tower Automotive, Inc. (a)        23,200                  464,000

TRW, Inc.                         20,800                  1,133,600

Volkswagen AG                     2,900                   173,280

Wynn's International, Inc.        2,400                   43,200

                                                          17,127,975

CONSUMER DURABLES - 2.5%

Snap-On, Inc.                     14,400                  486,900

ELECTRONICS - 0.5%

Stoneridge, Inc. (a)              5,900                   106,200

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.2%

Mark IV Industries, Inc.          11,300                  223,881



                                 SHARES                  VALUE (NOTE 1)

IRON & STEEL - 1.9%

Linamar Corp.                     17,400                 $ 254,151

SPS Technologies, Inc. (a)        3,000                   117,563

                                                          371,714

LEISURE DURABLES & TOYS - 0.5%

Coachmen Industries, Inc.         5,600                   88,550

TOTAL COMMON STOCKS                                   18,405,220
(Cost $16,571,784)

CASH EQUIVALENTS - 7.1%



Central Cash Collateral Fund,     401,500                 401,500
5.26% (b)

Taxable Central Cash Fund,        970,461                 970,461
5.20% (b)

TOTAL CASH EQUIVALENTS                                  1,371,961
(Cost $1,371,961)

TOTAL INVESTMENT PORTFOLIO -                           19,777,181
102.3%  (Cost $17,943,745)

NET OTHER ASSETS - (2.3%)                             $ (449,286)

NET ASSETS - 100%                                    $ 19,327,895

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,794,438 and $46,339,377, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $4,817 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $409,713. The fund received cash collateral of $401,500 which was invested in the Central Cash Collateral Fund.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $941,800. The weighted average interest rate was 5.58%.

Distribution of investments by country of issue, as a percentage of net assets is as follows:

United States of America     86.8%

Japan                         5.4

Germany                       4.2

Canada                        3.6

                            100.0%

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $18,046,033. Net unrealized appreciation aggregated $1,731,148, of which $2,794,004 related to appreciated investment securities and $1,062,856 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $1,009,000, all of which will expire on February 28, 2007.

The fund has elected to defer to its fiscal year ending February 29, 2000 approximately $3,193,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

AUTOMOTIVE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                          AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at             $ 19,777,181
value  (cost $17,943,745) -
See accompanying schedule

Receivable for fund shares                167
sold

Dividends receivable                      39,351

Interest receivable                       4,434

Redemption fees receivable                59

Other receivables                         139

 TOTAL ASSETS                             19,821,331

LIABILITIES

Payable for fund shares        $ 49,795
redeemed

Accrued management fee          9,798

Other payables and accrued      32,343
expenses

Collateral on securities        401,500
loaned,  at value

 TOTAL LIABILITIES                        493,436

NET ASSETS                               $ 19,327,895

Net Assets consist of:

Paid in capital                          $ 24,839,163

Accumulated net investment                (55,827)
loss

Accumulated undistributed net             (7,288,869)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               1,833,428
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 803,745                  $ 19,327,895
shares outstanding

NET ASSET VALUE and                       $24.05
redemption price per share
($19,327,895 (divided by)
803,745 shares)

Maximum offering price per                $24.79
share (100/97.00 of $24.05)

STATEMENT OF OPERATIONS
                             SIX MONTHS ENDED AUGUST 31,
                                        1999 (UNAUDITED)

INVESTMENT INCOME                              $ 174,736
Dividends

Interest                                        37,825

Security lending                                139

 TOTAL INCOME                                   212,700

EXPENSES

Management fee                   $ 91,437

Transfer agent fees               121,515

Accounting and security           30,325
lending fees

Non-interested trustees'          89
compensation

Custodian fees and expenses       6,655

Registration fees                 19,140

Audit                             4,167

Legal                             23

Interest                          730

 Total expenses before            274,081
reductions

 Expense reductions               (5,554)       268,527

NET INVESTMENT INCOME (LOSS)                    (55,827)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (2,704,543)

 Foreign currency transactions    8,308         (2,696,235)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            2,957,736

 Assets and liabilities in        (55)          2,957,681
foreign currencies

NET GAIN (LOSS)                                 261,446

NET INCREASE (DECREASE) IN                     $ 205,619
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 13,408
charges paid to FDC

 Sales charges - Retained by                   $ 13,408
FDC

 Deferred sales charges                        $ 215
withheld   by FDC

 Exchange fees withheld by FSC                 $ 6,510

 Expense reductions  Directed                  $ 5,554
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (55,827)                   $ 69,009
income (loss)

 Net realized gain (loss)         (2,696,235)                  (4,430,338)

 Change in net unrealized         2,957,681                    (3,784,633)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       205,619                      (8,145,962)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                            (41,356)
From net investment income

 From net realized gain           -                            (2,674,498)

 TOTAL DISTRIBUTIONS              -                            (2,715,854)

Share transactions Net            12,219,159                   93,308,374
proceeds from sales of shares

 Reinvestment of distributions    -                            2,635,878

 Cost of shares redeemed          (57,698,902)                 (53,084,232)

 NET INCREASE (DECREASE) IN       (45,479,743)                 42,860,020
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  60,925                       53,948

  TOTAL INCREASE (DECREASE)       (45,213,199)                 32,052,152
IN NET ASSETS

NET ASSETS

 Beginning of period              64,541,094                   32,488,942

 End of period (including        $ 19,327,895                 $ 64,541,094
undistributed net investment
income (loss) of $(55,827)
and $47,401, respectively)

OTHER INFORMATION
Shares

 Sold                             485,431                      3,661,058

 Issued in reinvestment of        -                            97,455
distributions

 Redeemed                         (2,454,281)                  (2,167,227)

 Net increase (decrease)          (1,968,850)                  1,591,286


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                 1998      1997      1996 F    1995

Net asset value, beginning of    $ 23.28                      $ 27.50              $ 25.38   $ 21.85   $ 19.84   $ 25.48
period

Income from Investment
Operations

Net investment income (loss) D    (.04)                        .03                  .05       .13       .03       .08

Net realized and unrealized       .76                          (2.09)               5.21      4.28      1.95      (3.46)
gain (loss)

Total from investment             .72                          (2.06)               5.26      4.41      1.98      (3.38)
operations

Less Distributions

 From net investment income       -                            (.01)                (.08)     (.17)     -         (.05)

From net realized gain            -                            (2.17)               (3.09)    (.75)     -         (2.26)

Total distributions               -                            (2.18)               (3.17)    (.92)     -         (2.31)

Redemption fees added to paid     .05                          .02                  .03       .04       .03       .05
in capital

Net asset value, end of period   $ 24.05                      $ 23.28              $ 27.50   $ 25.38   $ 21.85   $ 19.84

TOTAL RETURN B, C                 3.31%                        (8.52)%              22.78%    20.60%    10.13%    (12.59)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 19,328                     $ 64,541             $ 32,489  $ 86,347  $ 55,753  $ 60,075
(000 omitted)

Ratio of expenses to average      1.70% A                      1.45%                1.60%     1.56%     1.81%     1.82%
net assets

Ratio of expenses to average      1.66% A, E                   1.41% E              1.56% E   1.52% E   1.80% E   1.80% E
net assets after  expense
reductions

Ratio of net investment           (.35)% A                     .11%                 .17%      .54%      .13%      .34%
income (loss) to average net
assets

Portfolio turnover rate           12% A                        96%                  153%      175%      61%       63%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29


CHEMICALS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT CHEMICALS                17.07%         20.94%       51.36%        187.92%

SELECT CHEMICALS (LOAD ADJ.)    13.49%         17.24%       46.75%        179.21%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Cyclical Industries          8.29%          25.75%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT CHEMICALS                20.94%       8.64%         11.15%

SELECT CHEMICALS  (LOAD ADJ.)   17.24%       7.97%         10.81%

S&P 500                         39.82%       25.11%        17.10%

GS Cyclical Industries          25.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             CHEMICALS                   S&P 500
             00069                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9355.00                     9959.00
  1989/10/31       8694.05                     9727.95
  1989/11/30       8879.26                     9926.40
  1989/12/31       9237.25                    10164.64
  1990/01/31       8579.09                     9482.59
  1990/02/28       8636.48                     9604.91
  1990/03/31       8892.86                     9859.44
  1990/04/30       8686.23                     9612.96
  1990/05/31       9443.88                    10550.22
  1990/06/30       9520.97                    10478.48
  1990/07/31       9552.47                    10444.95
  1990/08/31       8276.71                     9500.72
  1990/09/30       7867.20                     9038.04
  1990/10/31       7957.76                     8999.18
  1990/11/30       8489.33                     9580.52
  1990/12/31       8855.52                     9847.82
  1991/01/31       9450.09                    10277.18
  1991/02/28      10174.60                    11012.00
  1991/03/31      10418.73                    11278.49
  1991/04/30      10336.04                    11305.56
  1991/05/31      11052.67                    11793.96
  1991/06/30      10752.29                    11253.80
  1991/07/31      11270.52                    11778.23
  1991/08/31      11492.06                    12057.37
  1991/09/30      11405.03                    11856.01
  1991/10/31      11587.00                    12014.88
  1991/11/30      11009.43                    11530.68
  1991/12/31      12279.22                    12849.79
  1992/01/31      12515.04                    12610.79
  1992/02/29      12966.37                    12774.73
  1992/03/31      12872.85                    12525.62
  1992/04/30      13340.43                    12893.87
  1992/05/31      13263.18                    12957.05
  1992/06/30      12870.04                    12763.99
  1992/07/31      13276.15                    13286.04
  1992/08/31      12822.52                    13013.68
  1992/09/30      12835.48                    13167.24
  1992/10/31      12705.87                    13213.32
  1992/11/30      13090.38                    13663.90
  1992/12/31      13372.65                    13831.96
  1993/01/31      13358.89                    13948.15
  1993/02/28      13125.01                    14137.85
  1993/03/31      13436.85                    14436.15
  1993/04/30      13686.08                    14086.80
  1993/05/31      13893.30                    14464.33
  1993/06/30      13544.79                    14506.27
  1993/07/31      13752.01                    14448.25
  1993/08/31      14425.49                    14995.84
  1993/09/30      13968.65                    14880.37
  1993/10/31      14496.13                    15188.39
  1993/11/30      14604.45                    15044.10
  1993/12/31      15078.61                    15226.14
  1994/01/31      16252.30                    15743.82
  1994/02/28      16226.67                    15317.17
  1994/03/31      15739.77                    14649.34
  1994/04/30      16500.93                    14836.85
  1994/05/31      16898.24                    15080.17
  1994/06/30      16686.69                    14710.71
  1994/07/31      17440.01                    15193.22
  1994/08/31      18451.33                    15816.14
  1994/09/30      18317.17                    15428.65
  1994/10/31      18286.21                    15775.79
  1994/11/30      16851.80                    15201.24
  1994/12/31      17306.52                    15426.67
  1995/01/31      16854.27                    15826.69
  1995/02/28      17832.40                    16443.45
  1995/03/31      18379.31                    16928.70
  1995/04/30      18773.30                    17427.25
  1995/05/31      18960.23                    18123.82
  1995/06/30      19280.69                    18544.83
  1995/07/31      20193.98                    19159.78
  1995/08/31      20279.44                    19207.87
  1995/09/30      20599.89                    20018.44
  1995/10/31      19574.44                    19946.98
  1995/11/30      20428.98                    20822.65
  1995/12/31      21018.47                    21223.69
  1996/01/31      21984.58                    21946.15
  1996/02/29      22732.16                    22149.59
  1996/03/31      23830.52                    22362.89
  1996/04/30      24078.85                    22692.52
  1996/05/31      24026.77                    23277.76
  1996/06/30      23720.07                    23366.44
  1996/07/31      22759.46                    22334.12
  1996/08/31      23766.36                    22805.14
  1996/09/30      24819.56                    24088.62
  1996/10/31      24987.37                    24752.98
  1996/11/30      25907.47                    26624.06
  1996/12/31      25541.48                    26096.63
  1997/01/31      25941.24                    27727.15
  1997/02/28      26156.49                    27944.53
  1997/03/31      25313.92                    26796.29
  1997/04/30      26249.95                    28396.03
  1997/05/31      27542.75                    30124.78
  1997/06/30      28299.96                    31474.37
  1997/07/31      30565.43                    33978.79
  1997/08/31      30657.77                    32075.30
  1997/09/30      30848.61                    33832.06
  1997/10/31      29309.57                    32702.07
  1997/11/30      29475.79                    34215.85
  1997/12/31      29750.33                    34803.33
  1998/01/31      29321.44                    35188.26
  1998/02/28      31248.06                    37726.04
  1998/03/31      32398.59                    39657.99
  1998/04/30      32497.33                    40056.94
  1998/05/31      31225.24                    39368.37
  1998/06/30      28708.87                    40967.51
  1998/07/31      26268.97                    40531.21
  1998/08/31      23092.22                    34671.20
  1998/09/30      22981.00                    36892.24
  1998/10/31      23613.57                    39893.06
  1998/11/30      25316.64                    42310.97
  1998/12/31      25021.35                    44748.93
  1999/01/31      23632.98                    46620.33
  1999/02/28      23855.42                    45171.37
  1999/03/31      24676.17                    46978.68
  1999/04/30      29539.30                    48798.16
  1999/05/31      28242.98                    47646.04
  1999/06/30      28657.19                    50290.39
  1999/07/31      28219.97                    48720.33
  1999/08/31      27921.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 121251 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Chemicals Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $27,921 - a 179.21% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                % OF FUND'S NET ASSETS

Praxair, Inc.                    6.3

PPG Industries, Inc.             4.9

Rhone-Poulenc SA sponsored       4.9
ADR Class A

Monsanto Co.                     4.8

Rohm & Haas Co.                  4.1

Union Carbide Corp.              3.6

Minnesota Mining &               3.6
Manufacturing Co.

Avery Dennison Corp.             3.6

Air Products & Chemicals, Inc.   3.5

Dow Chemical Co.                 3.4

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Chemicals & Plastics 58.7%
Drugs & Pharmaceuticals 8.4%
Building Materials 5.2%
Consumer Durables 3.6%
Services 3.2%
All Others 20.9%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 20.9
Row: 1, Col: 2, Value: 3.2
Row: 1, Col: 3, Value: 3.6
Row: 1, Col: 4, Value: 5.2
Row: 1, Col: 5, Value: 8.4
Row: 1, Col: 6, Value: 58.7

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

CHEMICALS PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Dylan Yolles)(photograph of Jonathan Zang)

NOTE TO SHAREHOLDERS: On September 1, 1999, after the period covered by this report, Jonathan Zang (right) became Portfolio Manager of Fidelity Select Chemicals Portfolio. The following is an interview with Dylan Yolles, who managed the fund during the period covered by this report, with comments from Jonathan Zang on his investment style and outlook.

Q. HOW DID THE FUND PERFORM, DYLAN?

D.Y. For the six months that ended August 31, 1999, the fund had a total return of 17.07%. For the 12-month period ending August 31, 1999, it returned 20.94%. For the same six-and 12-month periods, the Standard & Poor's 500 Index returned 7.32% and 39.82%, respectively, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - had returns of 8.29% and 25.75%, respectively.

Q. WHAT FACTORS HELPED THE FUND OUTPERFORM THE GOLDMAN SACHS INDEX DURING THE SIX-MONTH PERIOD?

D.Y. During the past six months, chemical company stocks tended to do better than cyclical stocks in general, and some of the fund's larger holdings were particularly good performers. The primary external factor that helped the chemical industry was the perception that the Asian economic crisis was over, and that world economies would improve. Chemical companies met earnings expectations and investors sensed that the industry was recovering. At the same time, companies producing commodity chemicals enjoyed better prices for their products, a result of low inventories and strong demand. The fund was well-represented among commodity companies.

Q. WHAT WERE SOME OF THE PARTICULAR STOCKS THAT HELPED PERFORMANCE?

D.Y. DuPont was the biggest contributor to performance. I invested in the company when the global economic outlook was not so bright because I felt it had an attractive stock price that was not likely to go much lower even if conditions worsened. However, when the world economy began to improve, investors first started looking at the large-cap companies such as DuPont. Praxair and Minnesota Mining & Manufacturing
(3M), two leaders in their industry segments, also benefited from the improved environment. Dow Chemical, a leader in commodity chemicals, was a strong performer as well. As conditions improved, merger-and-acquisition activity also picked up. Four fund holdings were takeover targets and supported performance. Pioneer Hi-Bred was acquired by DuPont, Union Carbide was acquired by Dow, Raychem was acquired by Tyco International, and Nalco, a water purification company, received a takeover offer from a French firm, Suez Lyonnaise des Eaux.

Q. WERE THERE ANY DISAPPOINTMENTS?

D.Y. Monsanto disappointed, even though the company's earnings were good. The company was affected by doubts about the future of genetically modified grains, where Monsanto is a leader. Moreover, agricultural-related companies in general did poorly because of excessive grain supplies and resulting low prices. IMC Global, a manufacturer of fertilizers, was another disappointing agriculture-related stock because of an industry-wide oversupply of fertilizer.

Q. TURNING TO YOU, JONATHAN, HOW WOULD YOU DESCRIBE YOUR INVESTMENT
STYLE?

J.Z. I search for companies with the potential for earnings growth exceeding market estimates or companies whose stock prices have been unduly hurt by an issue I am confident is not going to be significant. I want to make sure I invest in companies whose valuations make sense. I prefer to own relatively few stocks. I would rather identify companies in which I have a great deal of conviction, and own more of them, than own a little of a lot of companies.

Q. WHAT'S YOUR OUTLOOK FOR THE NEXT FEW MONTHS?

J.Z. At least for now, it looks like economies in Europe, Latin America and most of Asia are improving, while North America remains strong. My outlook would change materially if interest rates were to rise significantly, but I don't believe the Federal Reserve Board will raise rates so much as to wipe out economic growth. In the absence of a major setback in the North American economy, such as the fallout from a significant correction in the market, I'm generally more bullish than bearish.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 069

TRADING SYMBOL: FSCHX

SIZE: as of August 31, 1999, more than
$38 million

MANAGER: Jonathan Zang, since September 1999;
equity analyst, electric and gas utilities and independent power producers, 1997-1999;
joined Fidelity in 1997

CHEMICALS PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 84.8%

                                SHARES                    VALUE (NOTE 1)

AGRICULTURE - 1.7%

Delta & Pine Land Co.            23,400                   $ 662,513

BUILDING MATERIALS - 5.2%

Ferro Corp.                      20,500                    492,000

Owens-Corning                    16,400                    461,250

Sherwin-Williams Co.             42,600                    1,038,375

                                                           1,991,625

CHEMICALS & PLASTICS - 58.7%

Agrium, Inc.                     35,500                    359,162

Air Products & Chemicals,        39,300                    1,336,200
Inc.

Albemarle Corp.                  5,100                     88,294

Arch Chemicals, Inc.             15,150                    298,266

Avery Dennison Corp.             25,100                    1,377,363

Borden Chemicals & Plastics      8,500                     42,500
Ltd.  (common unit) (a)

Cabot Corp.                      20,200                    465,863

Crompton & Knowles Corp.         33,200                    581,000

Cytec Industries, Inc. (a)       26,400                    615,450

Dexter Corp.                     3,000                     109,313

Dow Chemical Co.                 11,300                    1,283,963

E.I. du Pont de Nemours and      7,237                     458,645
Co.

Eastman Chemical Co.             22,600                    1,049,488

Fuller (H.B.) Co.                3,922                     236,301

Georgia Gulf Corp.               7,300                     132,769

Great Lakes Chemical Corp.       5,300                     218,294

IMC Global, Inc.                 42,400                    675,750

Lyondell Chemical Co.            6,300                     91,744

Millennium Chemicals, Inc.       27,000                    621,000

Minerals Technologies, Inc.      14,100                    697,950

Monsanto Co.                     44,600                    1,831,388

Potash Corp. of Saskatchewan     16,900                    943,229

PPG Industries, Inc.             31,000                    1,861,938

Praxair, Inc.                    50,800                    2,387,595

Rohm & Haas Co.                  42,243                    1,578,832

Solutia, Inc.                    5,600                     112,000

Tredegar Industries, Inc.        37,700                    819,975

Union Carbide Corp.              24,400                    1,387,750

Valspar Corp.                    11,700                    424,856

Wellman, Inc.                    8,000                     134,500

Witco Corp.                      9,900                     160,256

                                                           22,381,634

COMPUTER SERVICES & SOFTWARE
- 0.2%

Chemdex Corp.                    3,200                     86,400

CONSUMER DURABLES - 3.6%

Minnesota Mining &               14,600                    1,379,700
Manufacturing Co.

DRUGS & PHARMACEUTICALS - 8.4%

Cambrex Corp.                    12,200                    327,875

Chirex, Inc. (a)                 7,100                     214,775



                                SHARES                    VALUE (NOTE 1)

Rhone-Poulenc SA sponsored       38,300                   $ 1,859,944
ADR  Class A

Sigma-Aldrich Corp.              25,300                    815,925

                                                           3,218,519

METALS & MINING - 1.1%

Olin Corp.                       28,400                    402,925

OIL & GAS - 1.1%

Conoco, Inc. Class B             15,230                    409,306

SERVICES - 3.2%

Ecolab, Inc.                     32,400                    1,217,025

TEXTILES & APPAREL - 1.6%

Polymer Group, Inc. (a)          43,100                    603,400

TOTAL COMMON STOCKS                                        32,353,047
(Cost $31,725,929)

CASH EQUIVALENTS - 15.9%



Taxable Central Cash Fund,       6,071,180                 6,071,180
5.20% (b) (Cost $6,071,180)

TOTAL INVESTMENT PORTFOLIO -                               38,424,227
100.7%  (Cost $37,797,109)

NET OTHER ASSETS - (0.7%)                                  (264,434)

NET ASSETS - 100%                                       $ 38,159,793

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $24,151,104 and $26,875,736, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $4,853 for the period.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $38,185,268. Net unrealized appreciation aggregated $238,959, of which $2,755,039 related to appreciated investment securities and $2,516,080 related to depreciated investment securities.

The fund has elected to defer to its fiscal year ending February 29, 2000 approximately $1,740,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

CHEMICALS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                            AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at               $ 38,424,227
value  (cost $37,797,109) -
See accompanying schedule

Receivable for investments                  6,132
sold

Receivable for fund shares                  7,032
sold

Dividends receivable                        85,041

Interest receivable                         15,182

Redemption fees receivable                  118

Other receivables                           249

 TOTAL ASSETS                               38,537,981

LIABILITIES

Payable for fund shares         $ 320,842
redeemed

Accrued management fee           18,274

Other payables and  accrued      39,072
expenses

 TOTAL LIABILITIES                          378,188

NET ASSETS                                 $ 38,159,793

Net Assets consist of:

Paid in capital                            $ 36,705,309

Undistributed net investment                98,000
income

Accumulated undistributed net               729,366
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 627,118
(depreciation) on investments

NET ASSETS, for 1,047,934                  $ 38,159,793
shares outstanding

NET ASSET VALUE and                         $36.41
redemption price per share
($38,159,793 (divided by)
1,047,934 shares)

Maximum offering price per                  $37.54
share (100/97.00 of $36.41)

STATEMENT OF OPERATIONS
                           SIX MONTHS ENDED AUGUST 31,
                                      1999 (UNAUDITED)

INVESTMENT INCOME                            $ 377,332
Dividends

Interest                                      79,530

Security lending                              24

 TOTAL INCOME                                 456,886

EXPENSES

Management fee                   $ 129,348

Transfer agent fees               165,360

Accounting and security           30,318
lending fees

Non-interested trustees'          121
compensation

Custodian fees and expenses       6,169

Registration fees                 24,160

Audit                             4,098

Legal                             25

 Total expenses before            359,599
reductions

 Expense reductions               (713)       358,886

NET INVESTMENT INCOME                         98,000

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            2,992,666

 Foreign currency transactions    (322)       2,992,344

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            2,251,706

 Assets and liabilities in        (13)        2,251,693
foreign currencies

NET GAIN (LOSS)                               5,244,037

NET INCREASE (DECREASE) IN                   $ 5,342,037
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 66,869
charges paid to FDC

 Sales charges - Retained by                 $ 66,869
FDC

 Deferred sales charges                      $ 2,301
withheld   by FDC

 Exchange fees withheld by FSC               $ 3,375

 Expense reductions  Directed                $ 713
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 98,000                     $ 208,208
income

 Net realized gain (loss)         2,992,344                    2,558,079

 Change in net unrealized         2,251,693                    (15,018,011)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       5,342,037                    (12,251,724)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                            (51,919)
From net investment income

 From net realized gain           -                            (3,969,737)

 In excess of net realized        -                            (773,436)
gain

 TOTAL DISTRIBUTIONS              -                            (4,795,092)

Share transactions Net            45,876,917                   17,546,799
proceeds from sales of shares

 Reinvestment of distributions    -                            4,627,284

 Cost of shares redeemed          (45,013,972)                 (42,678,413)

 NET INCREASE (DECREASE) IN       862,945                      (20,504,330)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  93,072                       63,464

  TOTAL INCREASE (DECREASE)       6,298,054                    (37,487,682)
IN NET ASSETS

NET ASSETS

 Beginning of period              31,861,739                   69,349,421

 End of period (including        $ 38,159,793                 $ 31,861,739
undistributed net investment
income of $98,000 and
$159,886, respectively)

OTHER INFORMATION
Shares

 Sold                             1,237,723                    503,657

 Issued in reinvestment of        -                            132,380
distributions

 Redeemed                         (1,214,120)                  (1,122,609)

 Net increase (decrease)          23,603                       (486,572)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                 1998      1997       1996 F    1995

Net asset value, beginning of    $ 31.10                      $ 45.90              $ 42.53   $ 39.53    $ 33.91   $ 31.66
period

Income from Investment
Operations

Net investment income (loss) D    .08                          .17                  (.02)     .28        .01       .36

Net realized and unrealized       5.15                         (10.77)              7.88      5.49       8.89      2.65
gain (loss)

Total from investment             5.23                         (10.60)              7.86      5.77       8.90      3.01
operations

Less Distributions

 From net investment income       -                            (.05)                -         (.12)      (.08)     (.22)

From net realized gain            -                            (3.52)               (4.54)    (2.74)     (3.22)    (.60)

In excess of net realized gain    -                            (.68)                -         -          -         -

Total distributions               -                            (4.25)               (4.54)    (2.86)     (3.30)    (.82)

Redemption fees added to paid     .08                          .05                  .05       .09        .02       .06
in capital

Net asset value, end of period   $ 36.41                      $ 31.10              $ 45.90   $ 42.53    $ 39.53   $ 33.91

TOTAL RETURN B, C                 17.07%                       (23.66)%             19.47%    15.06%     27.48%    9.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 38,160                     $ 31,862             $ 69,349  $ 111,409  $ 89,230  $ 97,511
(000 omitted)

Ratio of expenses to average      1.60% A                      1.58%                1.68%     1.83%      1.99%     1.52%
net assets

Ratio of expenses to average      1.60% A                      1.51% E              1.67% E   1.81% E    1.97% E   1.51% E
net assets after  expense
reductions

Ratio of net investment           .44% A                       .44%                 (.05)%    .67%       .04%      1.07%
income (loss) to average net
assets

Portfolio turnover rate           122% A                       141%                 31%       207%       87%       106%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29


CONSTRUCTION AND HOUSING PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT CONSTRUCTION  AND        -5.68%         8.35%        76.20%        219.08%
HOUSING

SELECT CONSTRUCTION  AND        -8.58%         5.03%        70.84%        209.44%
HOUSING (LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Cyclical Industries          8.29%          25.75%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT CONSTRUCTION  AND        8.35%        12.00%        12.30%
HOUSING

SELECT CONSTRUCTION  AND        5.03%        11.31%        11.96%
HOUSING (LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Cyclical Industries          25.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             CONSTRUCTION & HOUSING      S&P 500
             00511                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9875.04                     9959.00
  1989/10/31       9320.75                     9727.95
  1989/11/30       9459.32                     9926.40
  1989/12/31       9250.73                    10164.64
  1990/01/31       8667.21                     9482.59
  1990/02/28       8846.16                     9604.91
  1990/03/31       9344.09                     9859.44
  1990/04/30       9071.78                     9612.96
  1990/05/31       9912.05                    10550.22
  1990/06/30       9733.11                    10478.48
  1990/07/31       9225.44                    10444.95
  1990/08/31       8052.57                     9500.72
  1990/09/30       7221.05                     9038.04
  1990/10/31       6967.22                     8999.18
  1990/11/30       7641.19                     9580.52
  1990/12/31       8358.92                     9847.82
  1991/01/31       9094.15                    10277.18
  1991/02/28       9890.66                    11012.00
  1991/03/31      10135.73                    11278.49
  1991/04/30      10293.28                    11305.56
  1991/05/31      11317.36                    11793.96
  1991/06/30      10739.68                    11253.80
  1991/07/31      11019.77                    11778.23
  1991/08/31      11474.91                    12057.37
  1991/09/30      11221.08                    11856.01
  1991/10/31      11028.52                    12014.88
  1991/11/30      10477.09                    11530.68
  1991/12/31      11812.39                    12849.79
  1992/01/31      12690.53                    12610.79
  1992/02/29      12898.26                    12774.73
  1992/03/31      12888.82                    12525.62
  1992/04/30      13068.23                    12893.87
  1992/05/31      13483.69                    12957.05
  1992/06/30      12520.23                    12763.99
  1992/07/31      12747.01                    13286.04
  1992/08/31      12312.34                    13013.68
  1992/09/30      12472.98                    13167.24
  1992/10/31      12907.64                    13213.32
  1992/11/30      13654.13                    13663.90
  1992/12/31      14022.65                    13831.96
  1993/01/31      14608.50                    13948.15
  1993/02/28      14873.08                    14137.85
  1993/03/31      15222.70                    14436.15
  1993/04/30      14863.50                    14086.80
  1993/05/31      15024.24                    14464.33
  1993/06/30      15203.89                    14506.27
  1993/07/31      15723.92                    14448.25
  1993/08/31      16376.33                    14995.84
  1993/09/30      16905.82                    14880.37
  1993/10/31      17520.40                    15188.39
  1993/11/30      17246.20                    15044.10
  1993/12/31      18735.79                    15226.14
  1994/01/31      19347.88                    15743.82
  1994/02/28      18955.76                    15317.17
  1994/03/31      17846.34                    14649.34
  1994/04/30      17805.96                    14836.85
  1994/05/31      16863.74                    15080.17
  1994/06/30      16450.32                    14710.71
  1994/07/31      16921.43                    15193.22
  1994/08/31      17565.60                    15816.14
  1994/09/30      16584.93                    15428.65
  1994/10/31      16094.59                    15775.79
  1994/11/30      15440.81                    15201.24
  1994/12/31      15748.44                    15426.67
  1995/01/31      15817.56                    15826.69
  1995/02/28      16577.83                    16443.45
  1995/03/31      16874.04                    16928.70
  1995/04/30      16893.79                    17427.25
  1995/05/31      17723.17                    18123.82
  1995/06/30      17891.02                    18544.83
  1995/07/31      18720.41                    19159.78
  1995/08/31      18730.28                    19207.87
  1995/09/30      18621.67                    20018.44
  1995/10/31      18611.80                    19946.98
  1995/11/30      19757.14                    20822.65
  1995/12/31      20280.41                    21223.69
  1996/01/31      20239.12                    21946.15
  1996/02/29      20187.52                    22149.59
  1996/03/31      20879.01                    22362.89
  1996/04/30      20905.52                    22692.52
  1996/05/31      21593.41                    23277.76
  1996/06/30      21722.39                    23366.44
  1996/07/31      20808.78                    22334.12
  1996/08/31      21786.88                    22805.14
  1996/09/30      22969.20                    24088.62
  1996/10/31      22625.25                    24752.98
  1996/11/30      23657.09                    26624.06
  1996/12/31      22959.97                    26096.63
  1997/01/31      23188.59                    27727.15
  1997/02/28      23950.66                    27944.53
  1997/03/31      23264.80                    26796.29
  1997/04/30      23737.45                    28396.03
  1997/05/31      26009.16                    30124.78
  1997/06/30      26470.78                    31474.37
  1997/07/31      29252.71                    33978.79
  1997/08/31      29167.67                    32075.30
  1997/09/30      30090.93                    33832.06
  1997/10/31      28924.71                    32702.07
  1997/11/30      29568.56                    34215.85
  1997/12/31      29809.91                    34803.33
  1998/01/31      30882.96                    35188.26
  1998/02/28      33539.42                    37726.04
  1998/03/31      35266.77                    39657.99
  1998/04/30      35253.48                    40056.94
  1998/05/31      34637.07                    39368.37
  1998/06/30      35017.41                    40967.51
  1998/07/31      33758.36                    40531.21
  1998/08/31      28564.76                    34671.20
  1998/09/30      28236.89                    36892.24
  1998/10/31      31318.94                    39893.06
  1998/11/30      33745.24                    42310.97
  1998/12/31      36617.46                    44748.93
  1999/01/31      35987.93                    46620.33
  1999/02/28      32814.07                    45171.37
  1999/03/31      32446.84                    46978.68
  1999/04/30      34506.64                    48798.16
  1999/05/31      33693.17                    47646.04
  1999/06/30      34414.79                    50290.39
  1999/07/31      33233.96                    48720.33
  1999/08/31      30944.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 141327 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Construction and Housing Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $30,944 - a 209.44% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                               % OF FUND'S NET ASSETS

Masco Corp.                     8.9

Home Depot, Inc.                6.6

Fannie Mae                      6.1

Lowe's Companies, Inc.          5.8

Caterpillar, Inc.               5.7

Deere & Co.                     4.5

Equity Residential Properties   3.1
Trust (SBI)

Maytag Corp.                    3.1

Leggett & Platt, Inc.           3.1

Simon Property Group, Inc.      2.5

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Building Materials 19.6%
Retail & Wholesale,
Miscellaneous 12.4%
Industrial Machinery
& Equipment 12.0%
Real Estate Investment Trusts 11.8%
Federal Sponsored Credit 7.3%
All Others 36.9%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 36.9
Row: 1, Col: 2, Value: 7.3
Row: 1, Col: 3, Value: 11.8
Row: 1, Col: 4, Value: 12.0
Row: 1, Col: 5, Value: 12.4
Row: 1, Col: 6, Value: 19.6

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

CONSTRUCTION AND HOUSING PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Brian Hogan)

NOTE TO SHAREHOLDERS: Brian Hogan became
Portfolio Manager of
Fidelity Select Construction and Housing Portfolio on
April 30, 1999.

Q. HOW DID THE FUND PERFORM, BRIAN?

A. For the six months that ended August 31, 1999, the fund fell 5.68%. For the same six-month period, the Standard & Poor's 500 Index returned 7.32%, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned 8.29%. For the year that ended August 31, 1999, the fund returned 8.35%, while the S&P 500 and the Goldman Sachs Cyclical Industries Index returned 39.82% and 25.75%, respectively. The fund underperformed the Goldman Sachs index because the index had a larger exposure to cyclical and commodity-oriented stocks that rallied strongly during the first half of the period.

Q. WHAT FACTORS INFLUENCED YOUR STRATEGY DURING THE PAST SIX MONTHS?

A. First, the Federal Reserve Board raised interest rates in both June and August, following a six-month trend of rising mortgage rates. The average rate for a 30-year conventional mortgage increased from 6.79% in January to 8.02% in August. Since higher mortgage rates tend to have a negative impact on the level of new and existing home sales, higher rates are also negative for many industries involved in construction and housing. Second, although the sector's fundamental investment characteristics remained strong - existing home sales and housing starts posted robust gains despite rising interest rates - stock prices were weak as investors anticipated that higher rates could end the housing market's eight-year expansion. These factors, combined with the surprising strength in cyclical and commodity-oriented stocks during the first half of the period, led me to adopt a more diversified strategy. I reduced some positions in areas that were closely tied to the housing market's strength - such as building materials, home builders and carpet manufacturers - and added holdings in cyclical industries that had been underrepresented in the fund. For example, I added Fluor, a global engineering and construction company, and Caterpillar and Deere, two top manufacturers of construction and farming equipment.

Q. WHICH HOLDINGS BENEFITED PERFORMANCE?

A. One of the largest contributors to the fund's performance was Danaher Corp., which manufactures the Sears' Craftsman line of tools. It benefited from a strong repair and remodeling market. Home Depot, the country's largest and fastest-growing home center, performed well on the basis of well-executed expansion strategies and continued market share gains. Masco - a diversified building materials company - also posted solid performance. The stock benefited from Masco's close alliance with Home Depot, a long track record of earnings gains and a value-added product line that commanded a price premium.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. Unfortunately, yes. Maxim Group, a commercial and retail carpet distributor, performed poorly when it had difficulty integrating a large retail floor-covering acquisition. The fund sold its Maxim position before the period ended. Two other disappointments were Shaw Industries and Owens-Corning, both relatively large holdings. Shaw - a low-cost flooring producer with strong business fundamentals - fell victim to the market's fear that higher interest rates could halt the eight-year housing expansion. Owens-Corning, the country's leading manufacturer of fiberglass insulation, suffered from larger-than-expected settlement costs for asbestos litigation as well as from interest-rate jitters. Although I expected both stocks to perform well, they didn't live up to their potential over the period.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I have a cautious outlook. Typically, stocks in the construction and housing industries - especially building materials stocks - have not performed well in periods that follow interest-rate increases by the Fed. Although higher interest rates have the potential to derail the housing market's recent strong performance, I am optimistic that a number of stocks may benefit from higher commodity prices, strengthening economies overseas and increased levels of industrial production domestically. As a result, I have increased the fund's diversification by adding holdings in cyclical, commodity-oriented sectors such as engineering and construction, and equipment and machinery, and by reducing holdings in some building material and carpet manufacturing stocks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: September 29, 1986

FUND NUMBER: 511

TRADING SYMBOL: FSHOX

SIZE: as of August 31, 1999, more than $13 million

MANAGER: Brian Hogan, since 1999; equity
analyst, various industries, since 1998; high-yield
analyst and portfolio manager, 1995-1998;
fixed-income analyst, 1994; joined Fidelity in
1994

CONSTRUCTION AND HOUSING PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 95.6%

                                 SHARES                  VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
1.0%

Danaher Corp.                     2,450                  $ 143,938

BUILDING MATERIALS - 19.6%

Armstrong World Industries,       1,500                   72,844
Inc.

Elcor Corp.                       3,750                   72,188

Johns Manville Corp.              3,900                   56,063

Lafarge Corp.                     7,234                   198,935

Lone Star Industries, Inc.        1,300                   44,688

Masco Corp.                       43,300                  1,225,926

Owens-Corning                     10,800                  303,750

Sherwin-Williams Co.              5,400                   131,625

Southdown, Inc.                   3,840                   193,920

USG Corp.                         2,000                   98,000

Vulcan Materials Co.              7,300                   311,163

                                                          2,709,102

CONSTRUCTION - 6.0%

Centex Corp.                      6,600                   185,625

Clayton Homes, Inc.               14,500                  137,750

D.R. Horton, Inc.                 2,900                   42,231

Granite Construction, Inc.        2,200                   55,000

Jacobs Engineering Group,         2,500                   82,500
Inc. (a)

Kaufman & Broad Home Corp.        5,100                   104,231

Lennar Corp.                      8,300                   157,700

M/I Schottenstein Homes, Inc.     3,000                   57,375

                                                          822,412

CONSUMER ELECTRONICS - 5.6%

Black & Decker Corp.              2,000                   105,250

Maytag Corp.                      6,800                   425,850

Whirlpool Corp.                   3,500                   247,406

                                                          778,506

CREDIT & OTHER FINANCE - 1.6%

Countrywide Credit                6,755                   217,004
Industries, Inc.

ENGINEERING - 1.8%

Fluor Corp.                       6,000                   248,250

FEDERAL SPONSORED CREDIT - 7.3%

Fannie Mae                        13,600                  844,900

Freddie Mac                       3,100                   159,650

                                                          1,004,550

HOME FURNISHINGS - 5.8%

Ethan Allen Interiors, Inc.       3,800                   110,913

Furniture Brands                  4,900                   98,306
International, Inc. (a)

Knoll, Inc. (a)                   4,200                   112,350



                                 SHARES                  VALUE (NOTE 1)

Leggett & Platt, Inc.             19,200                 $ 424,800

Miller (Herman), Inc.             2,500                   58,906

                                                          805,275

INDUSTRIAL MACHINERY &
EQUIPMENT - 12.0%

Case Corp.                        5,000                   246,875

Caterpillar, Inc.                 14,000                  792,750

Deere & Co.                       16,000                  622,000

                                                          1,661,625

LEASING & RENTAL - 1.2%

United Rentals, Inc. (a)          6,500                   158,844

LEISURE DURABLES & TOYS - 0.3%

Champion Enterprises, Inc. (a)    4,400                   37,400

METALS & MINING - 1.2%

Martin Marietta Materials,        3,500                   159,688
Inc.

PACKAGING & CONTAINERS - 0.9%

Gaylord Container Corp. Class     15,800                  129,363
A (a)

PAPER & FOREST PRODUCTS - 1.4%

Georgia-Pacific Corp.             2,500                   103,438

Trex Co., Inc. (a)                4,400                   91,575

                                                          195,013

POLLUTION CONTROL - 0.7%

IT Group, Inc. (The) (a)          8,200                   97,888

REAL ESTATE - 1.5%

Catellus Development Corp. (a)    8,800                   120,450

LNR Property Corp.                5,000                   93,125

                                                          213,575

REAL ESTATE INVESTMENT TRUSTS
- 11.8%

Apartment Investment &            4,400                   180,400
Management Co. Class A

Archstone Communities Trust       9,000                   192,375

Crescent Real Estate Equities     3,900                   80,925
Co.

Equity Residential Properties     9,700                   426,800
Trust (SBI)

Mack-Cali Realty Corp.            4,900                   139,038

Post Properties, Inc.             2,300                   94,013

Rouse Co. (The)                   7,300                   166,075

Simon Property Group, Inc.        13,900                  354,450

                                                          1,634,076

RETAIL & WHOLESALE,
MISCELLANEOUS - 12.4%

Home Depot, Inc.                  14,900                  910,763

Lowe's Companies, Inc.            17,900                  809,975

                                                          1,720,738

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

TEXTILES & APPAREL - 3.5%

Mohawk Industries, Inc. (a)       8,850                  $ 200,231

Shaw Industries, Inc.             13,900                  278,000

                                                          478,231

TOTAL COMMON STOCKS                                    13,215,478
(Cost $12,372,252)

CASH EQUIVALENTS - 5.9%



Taxable Central Cash Fund,        815,698                 815,698
5.20% (b) (Cost $815,698)

TOTAL INVESTMENT PORTFOLIO -                              14,031,176
101.5%
(Cost $13,187,950)

NET OTHER ASSETS - (1.5%)                                 (202,600)

NET ASSETS - 100%                                       $ 13,828,576

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $3,904,570 and $38,482,964, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $5,251 for the period.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $13,226,972. Net unrealized appreciation aggregated $804,204, of which $1,594,860 related to appreciated investment securities and $790,656 related to depreciated investment securities.

CONSTRUCTION AND HOUSING PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                           AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at              $ 14,031,176
value  (cost $13,187,950) -
See accompanying schedule

Receivable for fund shares                 16,302
sold

Dividends receivable                       9,876

Interest receivable                        1,845

Redemption fees receivable                 105

Other receivables                          8,704

 TOTAL ASSETS                              14,068,008

LIABILITIES

Payable to custodian bank       $ 276

Payable for fund shares          199,813
redeemed

Accrued management fee           7,262

Other payables and accrued       32,081
expenses

 TOTAL LIABILITIES                         239,432

NET ASSETS                                $ 13,828,576

Net Assets consist of:

Paid in capital                           $ 9,068,202

Accumulated net investment                 (59,793)
loss

Accumulated undistributed net              3,976,941
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                843,226
(depreciation) on investments

NET ASSETS, for 586,183                   $ 13,828,576
shares outstanding

NET ASSET VALUE and                        $23.59
redemption price per share
($13,828,576 (divided by)
586,183 shares)

Maximum offering price per                 $24.32
share (100/97.00 of $23.59)

STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED AUGUST 31,
                                     1999 (UNAUDITED)

INVESTMENT INCOME                           $ 140,461
Dividends

Interest                                     23,243

 TOTAL INCOME                                163,704

EXPENSES

Management fee                   $ 60,319

Transfer agent fees               110,750

Accounting fees and expenses      30,315

Non-interested trustees'          46
compensation

Custodian fees and expenses       6,379

Registration fees                 23,242

Audit                             4,799

Legal                             54

 Total expenses before            235,904
reductions

 Expense reductions               (12,407)   223,497

NET INVESTMENT INCOME (LOSS)                 (59,793)

REALIZED AND UNREALIZED GAIN                 4,047,070
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                     (4,737,004)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                              (689,934)

NET INCREASE (DECREASE) IN                  $ (749,727)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                     $ 13,312
charges paid to FDC

 Sales charges - Retained by                $ 13,312
FDC

 Deferred sales charges                     $ 582
withheld   by FDC

 Exchange fees withheld by FSC              $ 4,703

 Expense reductions  Directed               $ 12,407
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (59,793)                   $ (195,271)
income (loss)

 Net realized gain (loss)         4,047,070                    1,243,920

 Change in net unrealized         (4,737,004)                  (58,044)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (749,727)                    990,605
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (8,525)                      (144,845)
from net realized gains

Share transactions Net            4,691,647                    137,817,090
proceeds from sales of shares

 Reinvestment of distributions    8,092                        142,901

 Cost of shares redeemed          (41,807,579)                 (144,767,914)

 NET INCREASE (DECREASE) IN       (37,107,840)                 (6,807,923)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  43,043                       129,721

  TOTAL INCREASE (DECREASE)       (37,823,049)                 (5,832,442)
IN NET ASSETS

NET ASSETS

 Beginning of period              51,651,625                   57,484,067

 End of period (including        $ 13,828,576                 $ 51,651,625
accumulated net investment
loss of $59,793 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             177,997                      5,395,789

 Issued in reinvestment of        324                          5,303
distributions

 Redeemed                         (1,656,824)                  (5,579,107)

 Net increase (decrease)          (1,478,503)                  (178,015)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                 1998      1997      1996 G    1995

Net asset value, beginning of    $ 25.02                      $ 25.63              $ 22.00   $ 19.56   $ 16.79   $ 19.82
period

Income from Investment
Operations

Net investment income (loss) D    (.08)                        (.06)                (.25)     .06       .07       (.02)

Net realized and unrealized       (1.39)                       (.53)                7.67      3.38      3.55      (2.50)
gain (loss)

Total from investment             (1.47)                       (.59)                7.42      3.44      3.62      (2.52)
operations

Less Distributions

 From net investment income       -                            -                    (.02)     (.02)     (.07)     -

From net realized gain            (.01)                        (.06)                (3.87)    (1.03)    (.81)     (.52)

Total distributions               (.01)                        (.06)                (3.89)    (1.05)    (.88)     (.52)

Redemption fees added to paid     .05                          .04                  .10       .05       .03       .01
in capital

Net asset value, end of period   $ 23.59                      $ 25.02              $ 25.63   $ 22.00   $ 19.56   $ 16.79

TOTAL RETURN B, C                 (5.68)%                      (2.16)%              40.04%    18.64%    21.77%    (12.54)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 13,829                     $ 51,652             $ 57,484  $ 30,581  $ 42,668  $ 16,863
(000 omitted)

Ratio of expenses to average      2.23% A                      1.43%                2.50% E   1.41%     1.43%     1.76%
net assets

Ratio of expenses to average      2.12% A, F                   1.37% F              2.43% F   1.35% F   1.40% F   1.74% F
net assets after  expense
reductions

Ratio of net investment           (.57)% A                     (.23)%               (1.10)%   .27%      .39%      (.11)%
income (loss) to average net
assets

Portfolio turnover rate           35% A                        226%                 404%      270%      139%      45%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. G FOR THE YEAR ENDED FEBRUARY 29


CYCLICAL INDUSTRIES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999     PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

SELECT CYCLICAL INDUSTRIES        12.47%         27.46%       34.43%

SELECT CYCLICAL INDUSTRIES        9.02%          23.57%       30.32%
(LOAD ADJ.)

S&P 500                           7.32%          39.82%       72.48%

GS Cyclical Industries            8.29%          25.75%       31.05%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on March 3, 1997. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999       PAST 1 YEAR  LIFE OF FUND

SELECT CYCLICAL INDUSTRIES          27.46%       12.58%

SELECT CYCLICAL INDUSTRIES          23.57%       11.19%
(LOAD ADJ.)

S&P 500                             39.82%       24.41%

GS Cyclical Industries              25.75%       11.44%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Cyclical Industries         S&P 500
             00515                       SP001
  1997/03/03       9700.00                    10000.00
  1997/03/31       9418.70                     9533.50
  1997/04/30       9738.80                    10102.65
  1997/05/31      10476.00                    10717.70
  1997/06/30      10999.80                    11197.85
  1997/07/31      11688.50                    12088.86
  1997/08/31      11504.20                    11411.64
  1997/09/30      11766.10                    12036.66
  1997/10/31      10893.10                    11634.64
  1997/11/30      11096.80                    12173.20
  1997/12/31      11118.24                    12382.22
  1998/01/31      11401.25                    12519.16
  1998/02/28      12199.74                    13422.05
  1998/03/31      12846.62                    14109.39
  1998/04/30      12998.88                    14251.33
  1998/05/31      12795.29                    14006.35
  1998/06/30      12856.37                    14575.29
  1998/07/31      12133.64                    14420.06
  1998/08/31      10230.13                    12335.21
  1998/09/30      10301.38                    13125.40
  1998/10/31      11237.87                    14193.02
  1998/11/30      11594.14                    15053.26
  1998/12/31      12092.92                    15920.63
  1999/01/31      11858.80                    16586.43
  1999/02/28      11594.14                    16070.92
  1999/03/31      11706.11                    16713.92
  1999/04/30      13355.15                    17361.25
  1999/05/31      13121.03                    16951.35
  1999/06/30      13640.17                    17892.15
  1999/07/31      13334.79                    17333.56
  1999/08/31      13032.00                    17247.76
IMATRL PRASUN   SHR__CHT 19990831 19990914 141605 R00000000000033

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Cyclical Industries Portfolio on March 3, 1997, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $13,032 - a 30.32% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,248 - a 72.48% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S  NET ASSETS

General Electric Co.          9.7

SPX Corp.                     5.1

Textron, Inc.                 4.9

General Dynamics Corp.        4.1

Fortune Brands, Inc.          3.6

Honeywell, Inc.               3.3

AlliedSignal, Inc.            3.2

Litton Industries, Inc.       3.0

EG & G, Inc.                  2.8

Union Carbide Corp.           2.7

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Electrical Equipment 15.7%
Aerospace & Defense 10.9%
Chemicals & Plastics 8.6%
Autos, Tires, & Accessories 8.0%
Building Materials 8.0%
All Others 48.8%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 48.8
Row: 1, Col: 2, Value: 8.0
Row: 1, Col: 3, Value: 8.0
Row: 1, Col: 4, Value: 8.6
Row: 1, Col: 5, Value: 10.9
Row: 1, Col: 6, Value: 15.7

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

CYCLICAL INDUSTRIES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Albert Ruback)

Albert Ruback,
Portfolio Manager
of Fidelity Select
Cyclical Industries Portfolio

Q. HOW DID THE FUND PERFORM, ALBERT?

A. The fund experienced a rebound in the second quarter of 1999, which significantly improved performance during the six-month period. For the six and 12 months ending August 31, 1999, the fund returned 12.47% and 27.46%, respectively. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned 8.29% and 25.75%, respectively. The Standard & Poor's 500 Index returned 7.32% and 39.82% during the same six- and 12-month periods.

Q. WHAT DROVE THE RALLY IN THE SECOND QUARTER? WHAT FACTORS HELPED THE FUND OUTPERFORM THE GOLDMAN SACHS INDEX DURING THE PERIOD?

A. The cyclical sector, which is predominantly made up of economically sensitive stocks such as chemicals and plastics, suffered at the beginning of the period as weak international markets led to a slowdown in domestic manufacturing. This trend reversed itself in April, as improving global economic conditions spurred investor confidence in cyclical and value-oriented companies, leading to a rally in chemicals, paper and aluminum stocks. While the fund benefited from the rotation into cyclical stocks given its investment objectives, much of the fund's outperformance of the Goldman Sachs index came from strong stock selection and timely sector allocation shifts into chemicals, non-ferrous metals and aerospace stocks.

Q. IN THE PREVIOUS REPORT, YOU TALKED ABOUT HAVING A MORE DEFENSIVE STRATEGY GIVEN THE DOMESTIC INTEREST-RATE ENVIRONMENT AND WEAKNESS OVERSEAS. WHAT CAUSED YOU TO CHANGE THIS STANCE?

A. I began to see signs that the global economic picture was improving. Asia was recovering, certain European countries were lowering interest rates last spring and other countries were coming out of recessions. This environment generally leads to a cyclical recovery and I started to position the fund to take advantage of this cyclical up-trend. The stocks that generally react most favorably at the beginning of an economic expansion are the commodities-based companies, such as chemicals and metals.

Q. WERE THERE ANY OTHER FACTORS THAT HELPED THE FUND'S PERFORMANCE?

A. The fund's underweighted position in auto manufacturers relative to the Goldman Sachs index was a significant contributor over the past six months. Despite the record sales results auto companies racked up over the past year, price incentives - due to fierce competition - ate away at profit margins.

Q. WHICH STOCKS PRODUCED STRONG RESULTS?

A. Honeywell was a solid contributor to fund performance as the company experienced accelerated growth and sales across many of its divisions. In addition, investors generally viewed its merger with AlliedSignal as a beneficial alliance. Shares of Fortune Brands benefited from a change in management that became more focused on cost-cutting initiatives and improving returns. SPX Corp., a global automobile parts manufacturer, also was a strong corporate management story, with encouraging cost-savings initiatives underway. Textron, the biggest maker of commercial helicopters and mid-size business jets, helped the fund after its shares rose on stronger profits.

Q. WHICH HOLDINGS HURT THE FUND'S PERFORMANCE?

A. Shares of US Airways fell in the second quarter because of costly new labor contracts and lower ticket sales. In general, the major airlines suffered and detracted from fund performance. As capacity began to outstrip demand for seats, it forced price cuts, which lowered profit margins. Waste Management hurt the fund's total return after the company posted its biggest one-day loss ever when it warned investors that second-quarter and full-year profits would fall below estimates. The announcement was particularly damaging because the company didn't provide any advanced warning of the earnings shortfall. I have since sold both of these holdings.

Q. WHAT'S YOUR OUTLOOK, ALBERT?

A. I continue to think the global economy is improving. We see evidence of Asia recovering - with South Korea rebounding dramatically and strengthening in the Japanese stock market - as well as signs of improvement in Europe. In addition, even if we see a slowdown in the U.S., I don't think it's likely to short-circuit the global upturn with overseas economies strengthening. As a result, if an environment of sustained global economic growth continues, I'm optimistic that the rally in cyclical stocks can continue.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: March 3, 1997

FUND NUMBER: 515

TRADING SYMBOL: FCYIX

SIZE: as of August 31, 1999, more than
$7 million

MANAGER: Albert Ruback, since inception;
manager, Fidelity Select Energy Portfolio,
1994-1996; Fidelity Select Industrial
Equipment Portfolio, 1991-1994; sector
leader, cyclical industries, since 1996;
joined Fidelity in 1991

CYCLICAL INDUSTRIES PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 99.4%

                                 SHARES                VALUE (NOTE 1)

AEROSPACE & DEFENSE - 10.9%

AlliedSignal, Inc.                3,700                $ 226,625

Boeing Co.                        1,000                 45,313

Howmet International, Inc. (a)    2,700                 48,263

Lockheed Martin Corp.             1,800                 66,600

Textron, Inc.                     4,300                 347,225

United Technologies Corp.         711                   47,015

                                                        781,041

AIR TRANSPORTATION - 5.1%

AMR Corp. (a)                     2,700                 158,288

Atlantic Coast Airlines           3,000                 59,625
Holdings (a)

Northwest Airlines Corp.          3,900                 115,050
Class A (a)

Southwest Airlines Co.            1,800                 30,037

                                                        363,000

AUTOS, TIRES, & ACCESSORIES -
8.0%

Danaher Corp.                     750                   44,063

Federal-Mogul Corp.               450                   20,531

Ford Motor Co.                    1,100                 57,338

Navistar International Corp.      1,800                 87,525
(a)

SPX Corp. (a)                     4,250                 360,188

                                                        569,645

BUILDING MATERIALS - 8.0%

American Standard Companies,      4,100                 168,100
Inc. (a)

Carlisle Companies, Inc.          500                   20,000

Ferro Corp.                       950                   22,800

Fortune Brands, Inc.              6,800                 255,000

Masco Corp.                       2,200                 62,288

Owens-Corning                     1,400                 39,375

                                                        567,563

CHEMICALS & PLASTICS - 8.6%

Air Products & Chemicals,         1,200                 40,800
Inc.

Dow Chemical Co.                  1,200                 136,350

E.I. du Pont de Nemours and       1,664                 105,456
Co.

Ivex Packaging Corp. (a)          2,500                 38,750

Potash Corp. of Saskatchewan      400                   22,325

Sealed Air Corp. (a)              514                   30,198

Spartech Corp.                    900                   25,031

Union Carbide Corp.               3,400                 193,375

Witco Corp.                       1,500                 24,281

                                                        616,566

COMPUTERS & OFFICE EQUIPMENT
- 0.3%

Pitney Bowes, Inc.                400                   23,600

CONSTRUCTION - 0.2%

Centex Corp.                      500                   14,063



                                 SHARES                VALUE (NOTE 1)

CONSUMER DURABLES - 2.0%

Minnesota Mining &                1,500                $ 141,750
Manufacturing Co.

CONSUMER ELECTRONICS - 0.9%

Black & Decker Corp.              800                   42,100

General Motors Corp. Class H      400                   20,600
(a)

                                                        62,700

DEFENSE ELECTRONICS - 5.5%

Litton Industries, Inc. (a)       3,400                 217,600

Raytheon Co.:

Class A                           600                   40,275

Class B                           2,000                 136,250

                                                        394,125

ELECTRICAL EQUIPMENT - 15.7%

Emerson Electric Co.              2,700                 169,088

General Electric Co.              6,200                 696,331

Honeywell, Inc.                   2,100                 238,350

Hubbell, Inc. Class B             500                   19,406

                                                        1,123,175

ENGINEERING - 2.8%

EG & G, Inc.                      6,200                 197,238

HOME FURNISHINGS - 0.4%

Leggett & Platt, Inc.             1,400                 30,975

INDUSTRIAL MACHINERY &
EQUIPMENT - 6.1%

Caterpillar, Inc.                 2,100                 118,913

Illinois Tool Works, Inc.         1,600                 124,700

Ingersoll-Rand Co.                2,350                 149,519

Parker-Hannifin Corp.             900                   39,375

                                                        432,507

IRON & STEEL - 0.8%

Bethlehem Steel Corp. (a)         7,000                 53,813

METALS & MINING - 3.7%

Alcoa, Inc.                       1,648                 106,399

Inco Ltd.                         7,500                 154,020

                                                        260,419

OIL & GAS - 1.3%

Conoco, Inc. Class B              3,498                 94,009

PACKAGING & CONTAINERS - 1.6%

Ball Corp.                        800                   35,950

Owens-Illinois, Inc. (a)          2,200                 54,450

Silgan Holdings, Inc. (a)         1,500                 27,000

                                                        117,400

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

PAPER & FOREST PRODUCTS - 5.1%

Bowater, Inc.                     1,400                $ 75,075

Champion International Corp.      1,000                 55,000

Fort James Corp.                  887                   28,606

International Paper Co.           1,442                 67,864

Smurfit-Stone Container Corp.     4,470                 94,708
(a)

Temple-Inland, Inc.               400                   24,800

Willamette Industries, Inc.       400                   15,850

                                                        361,903

POLLUTION CONTROL - 0.3%

Ogden Corp.                       1,000                 22,750

RAILROADS - 5.2%

Bombardier, Inc. Class B          2,200                 34,271

Burlington Northern Santa Fe      6,300                 182,700
Corp.

Canadian National Railway Co.     100                   6,355

CSX Corp.                         1,000                 43,688

Union Pacific Corp.               2,100                 102,244

                                                        369,258

SERVICES - 1.2%

Ecolab, Inc.                      2,300                 86,394

SHIP BUILDING & REPAIR - 4.1%

General Dynamics Corp.            4,700                 296,100

TEXTILES & APPAREL - 0.9%

Shaw Industries, Inc.             3,300                 66,000

TRUCKING & FREIGHT - 0.7%

Expeditors International of       800                   25,850
Washington, Inc.

USFreightways Corp.               500                   24,250

                                                        50,100

TOTAL COMMON STOCKS                                  7,096,094
(Cost $6,699,346)

CASH EQUIVALENTS - 8.2%



Central Cash Collateral Fund,     468,000               468,000
5.26% (b)

Taxable Central Cash Fund,        120,219               120,219
5.20% (b)

TOTAL CASH EQUIVALENTS                                  588,219
(Cost $588,219)

TOTAL INVESTMENT PORTFOLIO -                          7,684,313
107.6%
(Cost $7,287,565)

NET OTHER ASSETS - (7.6%)                             (540,813)

NET ASSETS - 100%                                   $ 7,143,500

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $9,201,225 and $5,225,303, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $983 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $449,250. The fund received cash collateral of $468,000 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $7,288,167. Net unrealized appreciation aggregated $396,146, of which $760,778 related to appreciated investment securities and $364,632 related to depreciated investment securities.

CYCLICAL INDUSTRIES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                          AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at              $ 7,684,313
value  (cost $7,287,565) -
See accompanying schedule

Receivable for fund shares                 5,003
sold

Dividends receivable                       9,826

Interest receivable                        467

Redemption fees receivable                 30

Other receivables                          145

 TOTAL ASSETS                              7,699,784

LIABILITIES

Payable to custodian bank       $ 4,066

Payable for fund shares          63,661
redeemed

Accrued management fee           2,462

Other payables and accrued       18,095
expenses

Collateral on securities         468,000
loaned,  at value

 TOTAL LIABILITIES                         556,284

NET ASSETS                                $ 7,143,500

Net Assets consist of:

Paid in capital                           $ 6,578,849

Accumulated net investment                 (40,153)
loss

Accumulated undistributed net              208,056
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                396,748
(depreciation) on investments

NET ASSETS, for 557,760                   $ 7,143,500
shares outstanding

NET ASSET VALUE and                        $12.81
redemption price per share
($7,143,500 (divided by)
557,760 shares)

Maximum offering price per                 $13.21
share (100/97.00 of $12.81)

STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED AUGUST 31,
                                   1999 (UNAUDITED)

INVESTMENT INCOME                          $ 46,354
Dividends

Interest                                    8,300

Security lending                            145

 TOTAL INCOME                               54,799

EXPENSES

Management fee                   $ 22,129

Transfer agent fees               27,815

Accounting and security           30,004
lending fees

Non-interested trustees'          10
compensation

Custodian fees and expenses       7,041

Registration fees                 11,837

Audit                             2,871

Legal                             3

Miscellaneous                     250

 Total expenses before            101,960
reductions

 Expense reductions               (7,008)   94,952

NET INVESTMENT INCOME (LOSS)                (40,153)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            208,834

 Foreign currency transactions    (156)     208,678

Change in net unrealized                    135,135
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                             343,813

NET INCREASE (DECREASE) IN                 $ 303,660
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                    $ 33,655
charges paid to FDC

 Sales charges - Retained by               $ 33,655
FDC

 Exchange fees withheld by FSC             $ 998

 Expense reductions  Directed              $ 747
brokerage arrangements

  FMR reimbursement                         6,261

                                           $ 7,008

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (40,153)                   $ (41,151)
income (loss)

 Net realized gain (loss)         208,678                      21,698

 Change in net unrealized         135,135                      (207,859)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       303,660                      (227,312)
NET ASSETS RESULTING FROM
OPERATIONS

 From net realized gain           -                            (29,887)

Share transactions Net            12,847,626                   3,255,351
proceeds from sales of shares

 Reinvestment of distributions    -                            29,223

 Cost of shares redeemed          (9,115,899)                  (3,913,851)

 NET INCREASE (DECREASE) IN       3,731,727                    (629,277)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  21,129                       8,220

  TOTAL INCREASE (DECREASE)       4,056,516                    (878,256)
IN NET ASSETS

NET ASSETS

 Beginning of period              3,086,984                    3,965,240

 End of period (including         7,143,500                    3,086,984
accumulated net investment
loss of $40,153 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             980,461                      265,208

 Issued in reinvestment of        -                            2,305
distributions

 Redeemed                         (693,693)                    (325,171)

 Net increase (decrease)          286,768                      (57,658)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998 E

Net asset value, beginning of    $ 11.39                      $ 12.07                   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.07)                        (.13)                     (.11)

Net realized and unrealized       1.45                         (.49)                     2.59
gain (loss)

Total from investment             1.38                         (.62)                     2.48
operations

Less Distributions

From net realized gain            -                            (.09)                     (.46)

Redemption fees added to paid     .04                          .03                       .05
in capital

Net asset value, end of period   $ 12.81                      $ 11.39                   $ 12.07

TOTAL RETURN B, C                 12.47%                       (4.96)%                   25.77%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,144                      $ 3,087                   $ 3,965
(000 omitted)

Ratio of expenses to average      2.50%  A, F                  2.50% F                   2.50% A, F
net assets

Ratio of expenses to average      2.48% A, G                   2.49% G                   2.50% A
net assets after expense
reductions

Ratio of net investment           (1.05)% A                    (1.09)%                   (.93)% A
income (loss) to average net
assets

Portfolio turnover rate           148% A                       103%                      140% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF OPERATIONS) TO
FEBRUARY 28, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.


DEFENSE AND AEROSPACE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT DEFENSE AND  AEROSPACE   13.92%         35.64%       160.33%       285.55%

SELECT DEFENSE AND  AEROSPACE   10.43%         31.50%       152.44%       273.91%
(LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Cyclical Industries          8.29%          25.75%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT DEFENSE AND AEROSPACE    35.64%       21.09%        14.45%

SELECT DEFENSE AND AEROSPACE    31.50%       20.35%        14.10%
(LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Cyclical Industries          25.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Defense & Aerospace         S&P 500
             00067                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9522.21                     9959.00
  1989/10/31       8981.74                     9727.95
  1989/11/30       8640.40                     9926.40
  1989/12/31       8782.62                    10164.64
  1990/01/31       8284.82                     9482.59
  1990/02/28       8313.27                     9604.91
  1990/03/31       8825.29                     9859.44
  1990/04/30       8462.61                     9612.96
  1990/05/31       9088.42                    10550.22
  1990/06/30       9094.95                    10478.48
  1990/07/31       8730.01                    10444.95
  1990/08/31       7964.34                     9500.72
  1990/09/30       7706.74                     9038.04
  1990/10/31       7606.56                     8999.18
  1990/11/30       8014.43                     9580.52
  1990/12/31       8380.03                     9847.82
  1991/01/31       9119.66                    10277.18
  1991/02/28       9299.18                    11012.00
  1991/03/31      10017.26                    11278.49
  1991/04/30       9852.10                    11305.56
  1991/05/31      10311.67                    11793.96
  1991/06/30       9792.86                    11253.80
  1991/07/31      10218.32                    11778.23
  1991/08/31      10110.15                    12057.37
  1991/09/30       9872.18                    11856.01
  1991/10/31      10348.12                    12014.88
  1991/11/30       9879.39                    11530.68
  1991/12/31      10636.57                    12849.79
  1992/01/31      10600.52                    12610.79
  1992/02/29      10766.38                    12774.73
  1992/03/31      10550.04                    12525.62
  1992/04/30      10362.55                    12893.87
  1992/05/31       9843.34                    12957.05
  1992/06/30       9381.82                    12763.99
  1992/07/31       9742.38                    13286.04
  1992/08/31       9554.89                    13013.68
  1992/09/30       9691.90                    13167.24
  1992/10/31       9771.23                    13213.32
  1992/11/30      10110.15                    13663.90
  1992/12/31      10636.57                    13831.96
  1993/01/31      10953.87                    13948.15
  1993/02/28      10874.54                    14137.85
  1993/03/31      11451.44                    14436.15
  1993/04/30      11487.50                    14086.80
  1993/05/31      11840.85                    14464.33
  1993/06/30      12338.43                    14506.27
  1993/07/31      12843.21                    14448.25
  1993/08/31      12821.58                    14995.84
  1993/09/30      13153.30                    14880.37
  1993/10/31      13679.72                    15188.39
  1993/11/30      13275.89                    15044.10
  1993/12/31      13706.06                    15226.14
  1994/01/31      14358.73                    15743.82
  1994/02/28      14358.73                    15317.17
  1994/03/31      13781.08                    14649.34
  1994/04/30      13855.87                    14836.85
  1994/05/31      13901.55                    15080.17
  1994/06/30      13551.35                    14710.71
  1994/07/31      13749.29                    15193.22
  1994/08/31      14365.95                    15816.14
  1994/09/30      13642.71                    15428.65
  1994/10/31      13977.68                    15775.79
  1994/11/30      13429.54                    15201.24
  1994/12/31      13947.23                    15426.67
  1995/01/31      13939.62                    15826.69
  1995/02/28      14952.16                    16443.45
  1995/03/31      15591.66                    16928.70
  1995/04/30      16451.95                    17427.25
  1995/05/31      17464.49                    18123.82
  1995/06/30      18111.61                    18544.83
  1995/07/31      19108.93                    19159.78
  1995/08/31      19101.31                    19207.87
  1995/09/30      19634.23                    20018.44
  1995/10/31      18918.60                    19946.98
  1995/11/30      20281.35                    20822.65
  1995/12/31      20552.13                    21223.69
  1996/01/31      20919.86                    21946.15
  1996/02/29      22039.40                    22149.59
  1996/03/31      22546.06                    22362.89
  1996/04/30      23632.33                    22692.52
  1996/05/31      24516.02                    23277.76
  1996/06/30      23935.31                    23366.44
  1996/07/31      22319.42                    22334.12
  1996/08/31      23497.67                    22805.14
  1996/09/30      24650.68                    24088.62
  1996/10/31      24221.46                    24752.98
  1996/11/30      25542.78                    26624.06
  1996/12/31      25695.85                    26096.63
  1997/01/31      25139.93                    27727.15
  1997/02/28      25537.02                    27944.53
  1997/03/31      25369.36                    26796.29
  1997/04/30      26047.12                    28396.03
  1997/05/31      28131.97                    30124.78
  1997/06/30      28803.05                    31474.37
  1997/07/31      31469.51                    33978.79
  1997/08/31      33205.39                    32075.30
  1997/09/30      35451.29                    33832.06
  1997/10/31      32784.84                    32702.07
  1997/11/30      32847.47                    34215.85
  1997/12/31      31751.90                    34803.33
  1998/01/31      33274.52                    35188.26
  1998/02/28      36436.13                    37726.04
  1998/03/31      37444.74                    39657.99
  1998/04/30      38443.66                    40056.94
  1998/05/31      35951.22                    39368.37
  1998/06/30      35970.62                    40967.51
  1998/07/31      34389.81                    40531.21
  1998/08/31      27571.98                    34671.20
  1998/09/30      29404.94                    36892.24
  1998/10/31      32304.70                    39893.06
  1998/11/30      33070.86                    42310.97
  1998/12/31      33129.05                    44748.93
  1999/01/31      33070.86                    46620.33
  1999/02/28      32828.40                    45171.37
  1999/03/31      33070.86                    46978.68
  1999/04/30      36745.29                    48798.16
  1999/05/31      37057.18                    47646.04
  1999/06/30      38811.60                    50290.39
  1999/07/31      38714.13                    48720.33
  1999/08/31      37391.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 140615 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Defense and Aerospace Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $37,391 - a 273.91% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                 % OF FUND'S NET ASSETS

General Dynamics Corp.            9.9

United Technologies Corp.         7.2

General Electric Co.              7.2

Raytheon Co. Class A              6.8

Boeing Co.                        6.3

Howmet International, Inc.        5.3

Newport News Shipbuilding, Inc.   5.1

Textron, Inc.                     5.0

Litton Industries, Inc.           4.8

Alliant Techsystems, Inc.         3.8

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Aerospace & Defense 46.0%
Ship Building & Repair 15.0%
Defense Electronics 11.6%
Electrical Equipment 10.8%
Air Transportation 8.8%
All Others 7.8%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 7.8
Row: 1, Col: 2, Value: 8.800000000000001
Row: 1, Col: 3, Value: 10.8
Row: 1, Col: 4, Value: 11.6
Row: 1, Col: 5, Value: 15.0
Row: 1, Col: 6, Value: 46.0

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

DEFENSE AND AEROSPACE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Jeff Feingold)

Jeff Feingold,
Portfolio Manager of
Fidelity Select Defense
and Aerospace Portfolio

Q. HOW DID THE FUND PERFORM, JEFF?

A. For the six months that ended August 31, 1999, the fund returned 13.92%. For the same six-month period, the Standard & Poor's 500 Index returned 7.32%, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned 8.29%. For the 12-month period that ended August 31, 1999, the fund returned 35.64%, while the S&P 500 and the Goldman Sachs index returned 39.82% and 25.75%, respectively. During the past six-month period, the fund outperformed the Goldman Sachs index and the S&P 500 because the portfolio had a higher concentration in defense-related stocks that performed well and a smaller concentration in weaker aerospace stocks.

Q. WHAT FACTORS PLAYED IMPORTANT ROLES IN THE FUND'S PERFORMANCE?

A. Defense stocks continued to benefit from larger federal budget appropriations in fiscal 1999, which represented the first significant increase in over a decade. In addition, military action in Kosovo boosted a number of defense stocks involved in armament and missile production, such as Raytheon. Merger and acquisition activity played a positive role when several of the fund's holdings were acquired at premium prices, including Gulfstream Aerospace and Wyman Gordon. Many aerospace stocks were negatively affected by peaking commercial aircraft production and by continued performance problems for satellite manufacturers.

Q. WHAT INVESTMENT STRATEGY DID YOU PURSUE DURING THE PAST SIX MONTHS?

A. Broadly speaking, I overweighted defense stocks that I expected to benefit from increased appropriations and positive revenue trends, and underweighted aerospace stocks that were pressured by a declining business cycle. More specifically, I emphasized holdings in companies where management demonstrated an ability to produce consistent, predictable earnings growth. The portfolio's largest holdings illustrate this strategy - they primarily are exceptionally well-managed defense companies that have the potential to grow earnings between 10% and 15% over the next several years.

Q. HOW DID THE FUND'S TOP HOLDINGS FARE?

A. Very well. Three of the portfolio's largest 10 positions - Raytheon, Boeing and United Technologies - were among the top performers. Raytheon profited from heightened expectations of strong earnings resulting from successful deployment of its laser-guided munitions in Kosovo and from earnings that met or exceeded analysts' expectations. Boeing, best known for its commercial aircraft division, performed well when its internal restructuring began to produce results. A combination of layoffs and improved manufacturing efficiency resulted in expanded margins and increased free cash flow. In addition, Boeing derives about one-third of its revenue from military aircraft and thus benefited somewhat from positive defense industry conditions. United Technologies' stock benefited from restructuring in all divisions, which should result in continued margin expansion.

Q. WHAT STOCKS WERE DISAPPOINTING?

A. AMR Corp. (American Airlines) and SkyWest detracted from performance. AMR struggled with the industry-wide problems of declining passengers per plane and declining revenue per passenger. SkyWest's financial performance was stable, but its association with the weakening commercial airline market hurt the stock. Orbital Sciences declined as a result of production problems with its satellite equipment and lower-than-anticipated product demand. I sold the stock during the period.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I am more optimistic about the defense industry than about the aerospace industry. Defense stocks should continue to benefit from increased budget appropriations, although they may be volatile over the short term when Congress begins debating the fiscal year 2000 budget in October. Within the defense sector, I am particularly bullish on shipbuilders, such as Newport News and General Dynamics, because of the relatively long lead time from order to delivery - a condition that leads to greater earnings predictability and fewer negative earnings surprises. I expect that aerospace stocks will remain under pressure as the delivery cycle winds down, creating a difficult earnings environment for commercial aircraft manufacturers and component suppliers.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: May 8, 1984

FUND NUMBER: 067

TRADING SYMBOL: FSDAX

SIZE: as of August 31, 1999, more than $36 million

MANAGER: Jeff Feingold, since 1998; equity analyst, defense and aerospace industries, since 1998; footwear industry, since 1997;
textile and apparel industries, 1997-1998;
joined Fidelity in 1997

DEFENSE AND AEROSPACE PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 99.6%

                                 SHARES                   VALUE (NOTE 1)

AEROSPACE & DEFENSE - 46.0%

AAR Corp.                         13,500                  $ 288,563

Alliant Techsystems, Inc. (a)     19,100                   1,394,300

BE Aerospace, Inc. (a)            15,900                   275,269

Boeing Co.                        50,600                   2,292,813

Cordant Technologies, Inc.        30,900                   1,278,488

Goodrich (B.F.) Co.               28,200                   1,041,638

Howmet International, Inc. (a)    108,200                  1,934,075

Lockheed Martin Corp.             36,000                   1,332,000

Northrop Grumman Corp.            17,300                   1,254,250

Precision Castparts Corp.         8,100                    287,550

Primex Technologies, Inc.         5,200                    108,550

Rockwell International Corp.      12,900                   762,713

Textron, Inc.                     22,600                   1,824,950

United Technologies Corp.         39,500                   2,611,938

                                                           16,687,097

AIR TRANSPORTATION - 8.8%

AMR Corp. (a)                     20,500                   1,201,813

Atlantic Coast Airlines           56,800                   1,128,900
Holdings (a)

SkyWest, Inc.                     43,500                   875,438

                                                           3,206,151

BROADCASTING - 2.5%

PanAmSat Corp. (a)                24,200                   893,888

COMPUTER SERVICES & SOFTWARE
- 0.3%

Titan Corp. (a)                   12,200                   124,288

CONSUMER ELECTRONICS - 3.4%

General Motors Corp. Class H      24,100                   1,241,150
(a)

DEFENSE ELECTRONICS - 11.6%

Litton Industries, Inc. (a)       27,400                   1,753,600

Raytheon Co. Class A              36,452                   2,446,841

                                                           4,200,441

ELECTRICAL EQUIPMENT - 10.8%

General Electric Co.              23,200                   2,605,650

Harris Corp.                      4,200                    110,250

Loral Space & Communications      38,300                   703,763
Ltd. (a)

Teleflex, Inc.                    10,900                   506,850

                                                           3,926,513

ELECTRONICS - 1.2%

Airport Systems                   89,600                   352,800
International, Inc. (a)

Maxwell Technologies, Inc. (a)    3,600                    79,650

                                                           432,450



                                 SHARES                   VALUE (NOTE 1)

SHIP BUILDING & REPAIR - 15.0%

General Dynamics Corp.            56,800                  $ 3,578,394

Newport News Shipbuilding,        59,100                   1,857,956
Inc.

                                                           5,436,350

TOTAL COMMON STOCKS                                       36,148,328
(Cost $32,507,994)

CASH EQUIVALENTS - 7.5%



Central Cash Collateral Fund,     2,714,400                2,714,400
5.26% (b) (Cost $2,714,400)

TOTAL INVESTMENT PORTFOLIO -                              38,862,728
107.1%  (Cost $35,222,394)

NET OTHER ASSETS - (7.1%)                                (2,572,145)

NET ASSETS - 100%                                       $ 36,290,583

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $31,980,672 and $25,923,042, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,468 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $2,605,650. The fund received cash collateral of $2,714,400 which was invested in the Central Cash Collateral Fund.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $1,333,000. The weighted average interest rate was 5.21%.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $35,538,080. Net unrealized appreciation aggregated $3,324,648, of which $4,870,613 related to appreciated investment securities and $1,545,965 related to depreciated investment securities.

DEFENSE AND AEROSPACE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                             AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 38,862,728
value  (cost $35,222,394) -
See accompanying schedule

Receivable for investments                   1,196,344
sold

Receivable for fund shares                   46,223
sold

Dividends receivable                         46,670

Interest receivable                          2,304

Redemption fees receivable                   75

Other receivables                            11,465

 TOTAL ASSETS                                40,165,809

LIABILITIES

Payable to custodian bank       $ 67,483

Payable for fund shares          1,038,101
redeemed

Accrued management fee           19,755

Other payables and accrued       35,487
expenses

Collateral on securities         2,714,400
loaned,  at value

 TOTAL LIABILITIES                           3,875,226

NET ASSETS                                  $ 36,290,583

Net Assets consist of:

Paid in capital                             $ 30,506,144

Accumulated net investment                   (81,500)
loss

Accumulated undistributed net                2,225,605
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  3,640,334
(depreciation) on investments

NET ASSETS, for 945,792                     $ 36,290,583
shares outstanding

NET ASSET VALUE and                          $38.37
redemption price per share
($36,290,583 (divided by)
945,792 shares)

Maximum offering price per                   $39.56
share (100/97.00 of $38.37)

STATEMENT OF OPERATIONS
                           SIX MONTHS ENDED AUGUST 31,
                                      1999 (UNAUDITED)

INVESTMENT INCOME                            $ 191,831
Dividends

Interest                                      46,832

Security lending                              957

 TOTAL INCOME                                 239,620

EXPENSES

Management fee                   $ 123,532

Transfer agent fees               138,627

Accounting and security           30,314
lending fees

Non-interested trustees'          58
compensation

Custodian fees and expenses       5,991

Registration fees                 22,782

Audit                             3,974

Legal                             61

Interest                          386

 Total expenses before            325,725
reductions

 Expense reductions               (4,605)     321,120

NET INVESTMENT INCOME (LOSS)                  (81,500)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            2,856,822

 Foreign currency transactions    189         2,857,011

Change in net unrealized                      1,211,576
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               4,068,587

NET INCREASE (DECREASE) IN                   $ 3,987,087
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 137,495
charges paid to FDC

 Sales charges - Retained by                 $ 136,948
FDC

 Deferred sales charges                      $ 234
withheld  by FDC

 Exchange fees withheld by FSC               $ 2,700

 Expense reductions  Directed                $ 4,605
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (81,500)                   $ (280,808)
income (loss)

 Net realized gain (loss)         2,857,011                    3,586,940

 Change in net unrealized         1,211,576                    (8,328,194)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       3,987,087                    (5,022,062)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (131,190)                    -
from net realized gains

Share transactions Net            46,939,291                   47,399,132
proceeds from sales of shares

 Reinvestment of distributions    124,783                      -

 Cost of shares redeemed          (43,197,673)                 (115,799,880)

 NET INCREASE (DECREASE) IN       3,866,401                    (68,400,748)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  71,453                       115,021

  TOTAL INCREASE (DECREASE)       7,793,751                    (73,307,789)
IN NET ASSETS

NET ASSETS

 Beginning of period              28,496,832                   101,804,621

 End of period (including        $ 36,290,583                 $ 28,496,832
accumulated net investment
loss of $81,500 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             1,231,262                    1,280,563

 Issued in reinvestment of        3,676                        -
distributions

 Redeemed                         (1,130,950)                  (3,148,373)

 Net increase (decrease)          103,988                      (1,867,810)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                 1998       1997      1996 G    1995

Net asset value, beginning of    $ 33.85                      $ 37.57              $ 28.94    $ 26.97   $ 19.64   $ 19.14
period

Income from Investment
Operations

Net investment income (loss) D    (.07)                        (.19)                (.29)      (.11)     (.05)     (.06)

Net realized and unrealized       4.70                         (3.61)               11.84      4.18      9.09      .70
gain (loss)

Total from investment             4.63                         (3.80)               11.55      4.07      9.04      .64
operations

Less Distributions

From net realized gain            (.17)                        -                    (3.04)     (2.17)    (1.82)    (.27)

Redemption fees added to paid     .06                          .08                  .12        .07       .11       .13
in capital

Net asset value, end of period   $ 38.37                      $ 33.85              $ 37.57    $ 28.94   $ 26.97   $ 19.64

TOTAL RETURN B, C                 13.92%                       (9.90)%              42.68%     15.87%    47.40%    4.13%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 36,291                     $ 28,497             $ 101,805  $ 68,803  $ 26,648  $ 4,985
(000 omitted)

Ratio of expenses to average      1.52% A                      1.48%                1.77%      1.84%     1.77% E   2.49% E
net assets

Ratio of expenses to average      1.50% A, F                   1.42% F              1.71% F    1.81% F   1.75% F   2.49%
net assets after  expense
reductions

Ratio of net investment           (.38)% A                     (.53)%               (.85)%     (.39)%    (.20)%    (.32)%
income (loss) to average net
assets

Portfolio turnover rate           132% A                       221%                 311%       219%      267%      146%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES
WERE LIMITED IN ACCORDANCE WITH A STATE  EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN HIGHER. F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.  G FOR THE YEAR ENDED FEBRUARY 29


ENVIRONMENTAL SERVICES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT ENVIRONMENTAL  SERVICES  -10.97%        -5.19%       10.09%        18.34%

SELECT ENVIRONMENTAL            -13.71%        -8.10%       6.72%         14.72%
SERVICES (LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Cyclical Industries          8.29%          25.75%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT ENVIRONMENTAL  SERVICES  -5.19%       1.94%         1.70%

SELECT ENVIRONMENTAL            -8.10%       1.31%         1.38%
SERVICES (LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Cyclical Industries          25.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Environmental Services      S&P 500
             00516                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30      10222.65                     9959.00
  1989/10/31       9992.33                     9727.95
  1989/11/30      10054.34                     9926.40
  1989/12/31      10382.32                    10164.64
  1990/01/31       9460.23                     9482.59
  1990/02/28       9646.42                     9604.91
  1990/03/31      10063.13                     9859.44
  1990/04/30      10116.33                     9612.96
  1990/05/31      11056.15                    10550.22
  1990/06/30      11401.93                    10478.48
  1990/07/31      11331.00                    10444.95
  1990/08/31       9921.28                     9500.72
  1990/09/30       9389.30                     9038.04
  1990/10/31       9256.31                     8999.18
  1990/11/30       9575.49                     9580.52
  1990/12/31      10125.20                     9847.82
  1991/01/31      11011.82                    10277.18
  1991/02/28      11517.19                    11012.00
  1991/03/31      11517.19                    11278.49
  1991/04/30      11481.73                    11305.56
  1991/05/31      11508.32                    11793.96
  1991/06/30      10639.44                    11253.80
  1991/07/31      10976.35                    11778.23
  1991/08/31      11171.41                    12057.37
  1991/09/30      10905.42                    11856.01
  1991/10/31      10497.58                    12014.88
  1991/11/30       9921.28                    11530.68
  1991/12/31      10900.96                    12849.79
  1992/01/31      11876.89                    12610.79
  1992/02/29      12005.79                    12774.73
  1992/03/31      10808.89                    12525.62
  1992/04/30      10486.65                    12893.87
  1992/05/31      10219.65                    12957.05
  1992/06/30       9673.23                    12763.99
  1992/07/31       9740.01                    13286.04
  1992/08/31       9539.67                    13013.68
  1992/09/30       9654.15                    13167.24
  1992/10/31      10112.05                    13213.32
  1992/11/30      10741.67                    13663.90
  1992/12/31      10751.21                    13831.96
  1993/01/31      10961.08                    13948.15
  1993/02/28      10837.07                    14137.85
  1993/03/31      10569.96                    14436.15
  1993/04/30      10350.54                    14086.80
  1993/05/31      10579.50                    14464.33
  1993/06/30      10445.94                    14506.27
  1993/07/31      10007.12                    14448.25
  1993/08/31      10541.34                    14995.84
  1993/09/30      10550.88                    14880.37
  1993/10/31      10846.61                    15188.39
  1993/11/30      10369.62                    15044.10
  1993/12/31      10684.43                    15226.14
  1994/01/31      11590.70                    15743.82
  1994/02/28      11380.83                    15317.17
  1994/03/31      10350.54                    14649.34
  1994/04/30      10522.26                    14836.85
  1994/05/31      10493.64                    15080.17
  1994/06/30       9864.02                    14710.71
  1994/07/31      10073.89                    15193.22
  1994/08/31      10426.86                    15816.14
  1994/09/30      10360.08                    15428.65
  1994/10/31      10007.12                    15775.79
  1994/11/30       9444.28                    15201.24
  1994/12/31       9663.69                    15426.67
  1995/01/31       9673.23                    15826.69
  1995/02/28       9797.24                    16443.45
  1995/03/31      10264.69                    16928.70
  1995/04/30      10999.24                    17427.25
  1995/05/31      11170.96                    18123.82
  1995/06/30      11628.86                    18544.83
  1995/07/31      12067.69                    19159.78
  1995/08/31      12239.40                    19207.87
  1995/09/30      12668.69                    20018.44
  1995/10/31      11771.96                    19946.98
  1995/11/30      12182.16                    20822.65
  1995/12/31      12188.88                    21223.69
  1996/01/31      12611.27                    21946.15
  1996/02/29      12490.59                    22149.59
  1996/03/31      13043.72                    22362.89
  1996/04/30      13476.80                    22692.52
  1996/05/31      14514.25                    23277.76
  1996/06/30      14252.37                    23366.44
  1996/07/31      12610.57                    22334.12
  1996/08/31      13406.29                    22805.14
  1996/09/30      13889.76                    24088.62
  1996/10/31      13748.75                    24752.98
  1996/11/30      14121.43                    26624.06
  1996/12/31      14091.21                    26096.63
  1997/01/31      14967.50                    27727.15
  1997/02/28      14604.90                    27944.53
  1997/03/31      13778.97                    26796.29
  1997/04/30      13698.39                    28396.03
  1997/05/31      14635.12                    30124.78
  1997/06/30      15450.98                    31474.37
  1997/07/31      15843.80                    33978.79
  1997/08/31      16055.32                    32075.30
  1997/09/30      17173.35                    33832.06
  1997/10/31      15924.38                    32702.07
  1997/11/30      15884.09                    34215.85
  1997/12/31      16609.29                    34803.33
  1998/01/31      15501.34                    35188.26
  1998/02/28      16579.08                    37726.04
  1998/03/31      17435.23                    39657.99
  1998/04/30      17717.25                    40056.94
  1998/05/31      16720.09                    39368.37
  1998/06/30      16367.56                    40967.51
  1998/07/31      15048.08                    40531.21
  1998/08/31      12106.96                    34671.20
  1998/09/30      13164.55                    36892.24
  1998/10/31      13446.58                    39893.06
  1998/11/30      12781.80                    42310.97
  1998/12/31      13791.76                    44748.93
  1999/01/31      13630.22                    46620.33
  1999/02/28      12893.18                    45171.37
  1999/03/31      12580.19                    46978.68
  1999/04/30      14267.91                    48798.16
  1999/05/31      14409.37                    47646.04
  1999/06/30      15288.48                    50290.39
  1999/07/31      13510.05                    48720.33
  1999/08/31      11472.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990917 113843 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Environmental Services Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $11,472 - a 14.72% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                 % OF FUND'S NET ASSETS

Allied Waste Industries, Inc.     6.4

Tetra Tech, Inc.                  6.3

Ogden Corp.                       6.2

Thermo Electron Corp.             6.2

Safety-Kleen Corp.                6.0

Thermo Instrument Systems, Inc.   5.5

Republic Services, Inc. Class A   5.5

Waste Connections, Inc.           4.7

Waste Management, Inc.            4.6

Azurix Corp.                      4.5

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Pollution Control 56.2%
Electronic Instruments 12.4%
Industrial Machinery
& Equipment 5.2%
Water 4.9%
Retail & Wholesale,
Miscellaneous 3.8%
All Others 17.5%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 17.5
Row: 1, Col: 2, Value: 3.8
Row: 1, Col: 3, Value: 4.9
Row: 1, Col: 4, Value: 5.2
Row: 1, Col: 5, Value: 12.4
Row: 1, Col: 6, Value: 56.2

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

ENVIRONMENTAL SERVICES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Subrata Ghose)

Subrata Ghose,
Portfolio Manager of
Fidelity Select Environmental Services Portfolio

Q. HOW DID THE FUND PERFORM, SUBRATA?

A. Unfortunately, the tough times continued for the environmental sector. For the six-month period that ended August 31, 1999, the fund returned -10.97%. The Standard & Poor's 500 Index returned 7.32% in that time, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned 8.29%. For the 12 months that ended August 31, 1999, the fund returned -5.19%, while the S&P 500 and Goldman Sachs indexes returned 39.82% and 25.75%, respectively.

Q. CAN YOU HIGHLIGHT THE PROBLEMS THAT CONTINUED TO PLAGUE THE SECTOR?

A. Solid waste stocks - which make up a sizable portion of the portfolio - were a disaster as industry leaders such as Waste Management and Republic Services encountered difficulty. Waste Management was the victim of overly optimistic earnings forecasts that were drawn up when the company merged with USA Waste a year ago. Waste Management failed to meet those projections and, coupled with concerns over its accounting process, the stock fell hard. Republic Services, meanwhile, had problems integrating several smaller acquisitions it had made and its stock also took a tumble. When problems hit two of the bigger companies in any sector, it usually affects the whole group. Over the past few months, it seems like bad news was followed by more bad news.

Q. WATER FILTRATION AND PURIFICATION COMPANIES HAVE BEEN IN THE NEWS OVER THE PAST SIX MONTHS, WITH MANY BEING ACQUIRED BY FOREIGN
COMPANIES . . .

A. Yes, that has been the big story in the water area. U.S. Filter, which was the sector's largest company, was acquired by French conglomerate Vivendi. Another French conglomerate, Suez Lyonnaise, also made a splash in the U.S. market with its acquisitions of Nalco and United Water Resources. These acquisitions were generally received positively, primarily because the foreign buyers cited strong growth potential as the reason behind their purchases. U.S. Filter, which was performing quite poorly before being bought, is now a subsidiary of Vivendi and is no longer a publicly traded stock. At the end of the period, the fund did not own positions in Vivendi or Suez Lyonnaise.

Q. HOW DID HAZARDOUS WASTE AND THERMAL INSTRUMENTATION STOCKS PERFORM DURING THE PERIOD?

A. Hazardous waste stocks were negatively affected by supply and demand conditions. A situation of excess capacity- in the form of too many incinerators - and not enough demand continued throughout the period. What may help this sector, however, is the increased consolidation activity we've seen over the past two years. Safety-Kleen, one of the larger companies in the hazardous waste arena, was acquired by Laidlaw and favorable synergies may result in time. Thermal instrumentation stocks, on the other hand, began to show a pulse after being down for so long due to lack of demand from Asia. The fund's two largest positions in this area - Thermo Electron and Thermo Instrument - displayed relatively positive bookings and backlogs prospects and may be on the upswing.

Q. WHICH STOCKS PERFORMED WELL FOR THE FUND? WHICH OTHERS WERE
DISAPPOINTING?

A. Several companies that were acquired through mergers received favorable stock boosts, mainly because the acquiring company paid a premium. One such example was Superior Services, which was acquired by Vivendi. Browning-Ferris also performed well after being bought by Allied Waste. An additional disappointment was Casella Waste, which fell on concerns that it wouldn't be able to integrate its acquisition of KTI Inc. smoothly.

Q. WHAT'S YOUR OUTLOOK?

A. Overall, I can't see the news getting any more difficult for environmental services stocks. If some of the big solid waste companies implement stock buyback programs, look to reduce debt and start hitting their earnings targets, investors may show renewed interest. For the foreseeable future, though, I think most investors will stay on the sidelines. Thermal instrumentation stocks may be the group closest to bouncing back - with several restructuring efforts a key part of their revival - and I may look for additional opportunities there.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: June 29, 1989

FUND NUMBER: 516

TRADING SYMBOL: FSLEX

SIZE: as of August 31, 1999, more than $12 million

MANAGER: Subrata Ghose, since 1998;
analyst, environmental services industry,
1997-present; gas, electric and water
industries, 1997-1998; joined Fidelity in
1995

ENVIRONMENTAL SERVICES PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 92.2%

                                SHARES                  VALUE (NOTE 1)

BUILDING MATERIALS - 0.7%

American Standard Companies,     1,200                  $ 49,200
Inc. (a)

York International Corp.         900                     37,013

                                                         86,213

CONSTRUCTION - 0.4%

Jacobs Engineering Group,        1,600                   52,800
Inc. (a)

DRUGS & PHARMACEUTICALS - 3.1%

Catalytica, Inc. (a)             24,800                  389,050

ELECTRIC UTILITY - 2.0%

KTI, Inc. (a)                    31,100                  252,688

ELECTRICAL EQUIPMENT - 0.6%

General Electric Co.             700                     78,619

ELECTRONIC INSTRUMENTS - 12.4%

Thermo Electron Corp. (a)        48,750                  773,906

Thermo Instrument Systems,       62,200                  691,975
Inc. (a)

Thermoquest Corp. (a)            5,600                   58,100

Waters Corp. (a)                 300                     19,781

                                                         1,543,762

ENGINEERING - 0.4%

Fluor Corp.                      1,200                   49,650

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.2%

Ionics, Inc. (a)                 16,000                  468,000

Thermo Fibertek, Inc. (a)        25,700                  173,475

                                                         641,475

METALS & MINING - 2.1%

IMCO Recycling, Inc.             16,600                  261,450

POLLUTION CONTROL - 56.2%

Allied Waste Industries, Inc.    62,160                  792,537
(a)

Calgon Carbon Corp.              4,000                   26,750

Casella Waste Systems, Inc.      23,200                  394,400
Class A (a)

Insituform Technologies, Inc.    23,800                  493,850
Class A (a)

IT Group, Inc. (The) (a)         41,100                  490,631

Ogden Corp.                      34,200                  778,050

Republic Services, Inc. Class    63,100                  686,213
A (a)

Safety-Kleen Corp. (a)           58,150                  741,413

Stericycle, Inc. (a)             3,700                   58,969

Tetra Tech, Inc. (a)             48,737                  782,838

TETRA Technologies, Inc. (a)     9,400                   97,525

U.S. Liquids, Inc. (a)           12,200                  91,500

U.S. Plastic Lumber Co. (a)      6,000                   63,750

Waste Connections, Inc. (a)      27,100                  584,344

Waste Industries, Inc. (a)       22,800                  342,000

Waste Management, Inc.           26,093                  569,154

                                                         6,993,924



                                SHARES                  VALUE (NOTE 1)

RESTAURANTS - 0.4%

McDonald's Corp.                 1,000                  $ 41,375

RETAIL & WHOLESALE,
MISCELLANEOUS - 3.8%

Newpark Resources, Inc. (a)      52,900                  476,100

WATER - 4.9%

American Water Works, Inc.       1,700                   49,513

Azurix Corp.                     29,800                  553,163

                                                         602,676

TOTAL COMMON STOCKS                                   11,469,782
(Cost $16,114,732)

CASH EQUIVALENTS - 6.4%



Taxable Central Cash Fund,       800,855                 800,855
5.20% (b) (Cost $800,855)

TOTAL INVESTMENT PORTFOLIO -                             12,270,637
98.6%  (Cost $16,915,587)

NET OTHER ASSETS - 1.4%                                  178,463

NET ASSETS - 100%                                      $ 12,449,100

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $24,461,428 and $26,007,376, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $9,653 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $4,116,333. The weighted average interest rate was 5.34%.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $17,496,947. Net unrealized depreciation aggregated $5,226,310, of which $60,942 related to appreciated investment securities and $5,287,252 related to depreciated investment securities.

The fund has elected to defer to its fiscal year ending February 29, 2000 approximately $845,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

ENVIRONMENTAL SERVICES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                           AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at              $ 12,270,637
value  (cost $16,915,587) -
See accompanying schedule

Receivable for investments                 1,022,422
sold

Receivable for fund shares                 84,047
sold

Dividends receivable                       49

Interest receivable                        3,464

Redemption fees receivable                 118

Other receivables                          11

 TOTAL ASSETS                              13,380,748

LIABILITIES

Payable to custodian bank       $ 10,576

Payable for investments          798,203
purchased

Payable for fund shares          91,585
redeemed

Accrued management fee           6,936

Other payables and accrued       24,348
expenses

 TOTAL LIABILITIES                         931,648

NET ASSETS                                $ 12,449,100

Net Assets consist of:

Paid in capital                           $ 18,224,105

Accumulated net investment                 (138,230)
loss

Accumulated undistributed net              (991,825)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                (4,644,950)
(depreciation) on investments

NET ASSETS, for 1,096,061                 $ 12,449,100
shares outstanding

NET ASSET VALUE and                        $11.36
redemption price per share
($12,449,100 (divided by)
1,096,061 shares)

Maximum offering price per                 $11.71
share (100/97.00 of $11.36)

STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED AUGUST 31,
                                    1999 (UNAUDITED)

INVESTMENT INCOME                           $ 35,390
Dividends

Interest                                     28,618

Security lending                             11

 TOTAL INCOME                                64,019

EXPENSES

Management fee                   $ 54,321

Transfer agent fees               104,370

Accounting and security           30,301
lending fees

Non-interested trustees'          95
compensation

Custodian fees and expenses       5,681

Registration fees                 17,064

Audit                             3,598

Legal                             10

Interest                          1,833

 Total expenses before            217,273
reductions

 Expense reductions               (15,024)   202,249

NET INVESTMENT INCOME (LOSS)                 (138,230)

REALIZED AND UNREALIZED GAIN                 18,733
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                     (1,935,655)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                              (1,916,922)

NET INCREASE (DECREASE) IN                  $ (2,055,152)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                     $ 17,454
charges paid to FDC

 Sales charges - Retained by                $ 14,894
FDC

 Deferred sales charges                     $ 3,510
withheld   by FDC

 Exchange fees withheld by FSC              $ 3,503

 Expense reductions  Directed               $ 15,024
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (138,230)                  $ (256,748)
income (loss)

 Net realized gain (loss)         18,733                       (474,214)

 Change in net unrealized         (1,935,655)                  (4,374,725)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (2,055,152)                  (5,105,687)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (11,276)                     -
From net realized gain

 In excess of net realized        -                            (40,246)
gain

 TOTAL DISTRIBUTIONS              (11,276)                     (40,246)

Share transactions Net            20,304,471                   10,454,030
proceeds from sales of shares

 Reinvestment of distributions    10,779                       38,642

 Cost of shares redeemed          (21,370,859)                 (15,030,447)

 NET INCREASE (DECREASE) IN       (1,055,609)                  (4,537,775)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  37,576                       34,045

  TOTAL INCREASE (DECREASE)       (3,084,461)                  (9,649,663)
IN NET ASSETS

NET ASSETS

 Beginning of period              15,533,561                   25,183,224

 End of period (including net    $ 12,449,100                 $ 15,533,561
investment loss of $138,230
and $0, respectively)

OTHER INFORMATION
Shares

 Sold                             1,403,226                    712,286

 Issued in reinvestment of        885                          3,084
distributions

 Redeemed                         (1,524,786)                  (1,028,657)

 Net increase (decrease)          (120,675)                    (313,287)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                 1998      1997      1996 F    1995

Net asset value, beginning of    $ 12.77                      $ 16.46              $ 14.50   $ 12.42   $ 10.27   $ 11.93
period

Income from Investment
Operations

 Net investment income (loss)     (.10)                        (.18)                (.13)     (.08)     (.17)     (.14)
D

 Net realized and unrealized      (1.33)                       (3.50)               2.07      2.04      2.95      (1.53)
gain (loss)

 Total from investment            (1.43)                       (3.68)               1.94      1.96      2.78      (1.67)
operations

Less Distributions

 From net realized gain           (.01)                        -                    -         -         (.65)     -

 In excess of net realized        -                            (.03)                -         (.02)     -         -
gain

 Total distributions              (.01)                        (.03)                -         (.02)     (.65)     -

Redemption fees added to paid     .03                          .02                  .02       .14       .02       .01
in capital

Net asset value, end of period   $ 11.36                      $ 12.77              $ 16.46   $ 14.50   $ 12.42   $ 10.27

TOTAL RETURN B, C                 (10.97)%                     (22.23)%             13.52%    16.93%    27.49%    (13.91)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 12,449                     $ 15,534             $ 25,183  $ 32,525  $ 27,587  $ 31,270
(000 omitted)

Ratio of expenses to average      2.30% A                      2.20%                2.23%     2.18%     2.36%     2.04%
net assets

Ratio of expenses to average      2.14% A, E                   2.16% E              2.22% E   2.11% E   2.32% E   2.01% E
net assets after  expense
reductions

Ratio of net investment           (1.46)% A                    (1.23)%              (.84)%    (.59)%    (1.43)%   (1.32)%
income (loss) to average net
assets

Portfolio turnover rate           278% A                       123%                 59%       252%      138%      82%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.  F FOR THE YEAR ENDED FEBRUARY 29


INDUSTRIAL EQUIPMENT PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT INDUSTRIAL EQUIPMENT     17.75%         40.95%       143.84%       320.78%

SELECT INDUSTRIAL EQUIPMENT     14.14%         36.65%       136.46%       308.08%
(LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Cyclical Industries          8.29%          25.75%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT INDUSTRIAL EQUIPMENT     40.95%       19.51%        15.45%

SELECT INDUSTRIAL EQUIPMENT     36.65%       18.78%        15.10%
(LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Cyclical Industries          25.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Industrial Equipment        S&P 500
             00510                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9563.49                     9959.00
  1989/10/31       8929.14                     9727.95
  1989/11/30       9178.06                     9926.40
  1989/12/31       9338.66                    10164.64
  1990/01/31       9025.50                     9482.59
  1990/02/28       9483.20                     9604.91
  1990/03/31      10045.28                     9859.44
  1990/04/30       9964.98                     9612.96
  1990/05/31      10888.41                    10550.22
  1990/06/30      10694.89                    10478.48
  1990/07/31      10492.79                    10444.95
  1990/08/31       8762.85                     9500.72
  1990/09/30       7574.53                     9038.04
  1990/10/31       7372.44                     8999.18
  1990/11/30       7614.95                     9580.52
  1990/12/31       7889.80                     9847.82
  1991/01/31       8730.52                    10277.18
  1991/02/28       9555.07                    11012.00
  1991/03/31       9474.23                    11278.49
  1991/04/30       9377.22                    11305.56
  1991/05/31       9773.33                    11793.96
  1991/06/30       9457.81                    11253.80
  1991/07/31       9538.72                    11778.23
  1991/08/31       9684.35                    12057.37
  1991/09/30       9910.88                    11856.01
  1991/10/31       9854.25                    12014.88
  1991/11/30       9385.00                    11530.68
  1991/12/31      10007.46                    12849.79
  1992/01/31      10905.35                    12610.79
  1992/02/29      11680.81                    12774.73
  1992/03/31      11337.97                    12525.62
  1992/04/30      11337.97                    12893.87
  1992/05/31      11427.76                    12957.05
  1992/06/30      10725.77                    12763.99
  1992/07/31      10823.73                    13286.04
  1992/08/31      10260.50                    13013.68
  1992/09/30      10472.73                    13167.24
  1992/10/31      10431.92                    13213.32
  1992/11/30      10929.84                    13663.90
  1992/12/31      11142.07                    13831.96
  1993/01/31      11664.48                    13948.15
  1993/02/28      12276.68                    14137.85
  1993/03/31      12497.08                    14436.15
  1993/04/30      13068.84                    14086.80
  1993/05/31      13722.29                    14464.33
  1993/06/30      13901.98                    14506.27
  1993/07/31      14098.02                    14448.25
  1993/08/31      15061.84                    14995.84
  1993/09/30      14890.31                    14880.37
  1993/10/31      15388.56                    15188.39
  1993/11/30      15372.23                    15044.10
  1993/12/31      15969.81                    15226.14
  1994/01/31      16720.74                    15743.82
  1994/02/28      17196.33                    15317.17
  1994/03/31      16203.43                    14649.34
  1994/04/30      16056.78                    14836.85
  1994/05/31      15728.57                    15080.17
  1994/06/30      14920.69                    14710.71
  1994/07/31      15627.59                    15193.22
  1994/08/31      16738.44                    15816.14
  1994/09/30      16788.93                    15428.65
  1994/10/31      16999.32                    15775.79
  1994/11/30      16174.60                    15201.24
  1994/12/31      16469.14                    15426.67
  1995/01/31      16376.57                    15826.69
  1995/02/28      16864.67                    16443.45
  1995/03/31      18261.64                    16928.70
  1995/04/30      19120.24                    17427.25
  1995/05/31      19507.53                    18123.82
  1995/06/30      20248.43                    18544.83
  1995/07/31      22151.19                    19159.78
  1995/08/31      21721.80                    19207.87
  1995/09/30      20728.33                    20018.44
  1995/10/31      20686.23                    19946.98
  1995/11/30      21393.45                    20822.65
  1995/12/31      21049.89                    21223.69
  1996/01/31      21895.56                    21946.15
  1996/02/29      23081.34                    22149.59
  1996/03/31      23246.80                    22362.89
  1996/04/30      23673.90                    22692.52
  1996/05/31      23845.94                    23277.76
  1996/06/30      23740.81                    23366.44
  1996/07/31      22555.68                    22334.12
  1996/08/31      23530.54                    22805.14
  1996/09/30      24648.77                    24088.62
  1996/10/31      24495.85                    24752.98
  1996/11/30      26483.81                    26624.06
  1996/12/31      26672.40                    26096.63
  1997/01/31      27624.60                    27727.15
  1997/02/28      27292.94                    27944.53
  1997/03/31      26190.95                    26796.29
  1997/04/30      27145.86                    28396.03
  1997/05/31      29556.76                    30124.78
  1997/06/30      31399.72                    31474.37
  1997/07/31      33659.94                    33978.79
  1997/08/31      33451.30                    32075.30
  1997/09/30      34332.21                    33832.06
  1997/10/31      31654.72                    32702.07
  1997/11/30      31596.76                    34215.85
  1997/12/31      31619.94                    34803.33
  1998/01/31      31050.33                    35188.26
  1998/02/28      34322.28                    37726.04
  1998/03/31      36680.19                    39657.99
  1998/04/30      37607.46                    40056.94
  1998/05/31      36282.79                    39368.37
  1998/06/30      36137.08                    40967.51
  1998/07/31      34825.65                    40531.21
  1998/08/31      28957.35                    34671.20
  1998/09/30      29831.63                    36892.24
  1998/10/31      33103.58                    39893.06
  1998/11/30      34309.03                    42310.97
  1998/12/31      35626.09                    44748.93
  1999/01/31      35969.57                    46620.33
  1999/02/28      34664.33                    45171.37
  1999/03/31      35103.99                    46978.68
  1999/04/30      40250.12                    48798.16
  1999/05/31      39783.57                    47646.04
  1999/06/30      42088.02                    50290.39
  1999/07/31      41480.10                    48720.33
  1999/08/31      40808.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 141103 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Equipment Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $40,808 - a 308.08% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Tyco International Ltd.       6.6

Pitney Bowes, Inc.            5.9

Emerson Electric Co.          5.3

General Electric Co.          5.1

AlliedSignal, Inc.            4.8

Caterpillar, Inc.             4.8

Illinois Tool Works, Inc.     4.7

Applied Materials, Inc.       4.5

Xerox Corp.                   4.3

Ingersoll-Rand Co.            3.7

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Industrial Machinery
& Equipment 30.1%
Electrical Equipment 17.3%
Computers & Office
Equipment 10.2%
Aerospace & Defense 10.0%
Electronic Instruments 7.7%
All Others 24.7%*

* INCLUDES SHORT-TERM INVESTMENTS AND OTHER NET ASSETS.

Row: 1, Col: 1, Value: 24.7
Row: 1, Col: 2, Value: 7.7
Row: 1, Col: 3, Value: 10.0
Row: 1, Col: 4, Value: 10.2
Row: 1, Col: 5, Value: 17.3
Row: 1, Col: 6, Value: 30.1

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INDUSTRIAL EQUIPMENT PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Simon Wolf)

Simon Wolf,
Portfolio Manager of
Fidelity Select Industrial
Equipment Portfolio

Q. HOW DID THE FUND PERFORM, SIMON?

A. For the six months that ended August 31, 1999, the fund returned 17.75%. For the same six-month period, the Standard & Poor's 500 Index returned 7.32%, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned 8.29%. For the 12 months that ended August 31, 1999, the fund returned 40.95%, while the S&P 500 and the Goldman Sachs Cyclical Industries Index returned 39.82% and 25.75%, respectively. The fund outperformed both the Goldman Sachs index and the S&P 500 because the portfolio had a higher concentration in cyclical, commodity-related stocks that benefited from improving global economies and recovering natural resources prices.

Q. WHAT FACTORS LED TO THE FUND'S STRONG PERFORMANCE DURING THE
PERIOD?

A. The biggest factor was the turnaround in international economies, particularly in Asia. As conditions improved overseas, demand and prices for commodities - such as oil, copper and paper - increased. Higher commodity prices generally lead oil service, mining and construction companies to increase their orders for industrial equipment and machinery. In addition, many equipment companies have significant international sales, so "global healing" provided industrial equipment stocks with an added boost. A pick-up in industrial production domestically, particularly in the technology sector, also contributed to rising stock prices.

Q. DID YOU ALTER YOUR STRATEGY TO REFLECT THE CHANGING INVESTMENT
ENVIRONMENT?

A. Yes, I did. When the period began, I underweighted stocks that were sensitive to commodity prices and international economies. However, once the Asian markets showed signs of stabilizing and oil prices began to recover, I shifted assets into more cyclical companies - such as oil services and heavy equipment manufacturers - that stood to benefit from recovering commodity prices and higher levels of capital spending. For the most part, however, I maintained my bias toward large-cap, highly liquid stocks because a disproportionately small number of larger stocks led the market's advance.

Q. WHAT STOCKS WERE THE BIGGEST CONTRIBUTORS TO PERFORMANCE?

A. Three of the portfolio's largest positions - Caterpillar, Tyco International and Ingersoll-Rand - generated large gains. Caterpillar
- a manufacturer of earth-moving and construction machinery - was one of the portfolio's largest beneficiaries of increased capital spending overseas. Tyco is a diversified company that has been a core holding based on good growth prospects and consistent earnings gains in both strong and weak markets. Ingersoll-Rand has a multinational portfolio of industrial businesses, including compact construction equipment, architectural hardware and automotive parts. The stock benefited from robust housing activity and strong truck sales throughout the period.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. There were several stocks that failed to live up to my expectations. Pitney Bowes performed poorly when investors became worried that Internet competition would erode the postage-meter market. However, the company's business prospects remained attractive, with accelerating revenues and expanding margins, and I believe the stock was unduly discounted. Xerox underperformed due to disappointing revenue growth. Although digital sales were strong, they were offset by a faster-than-expected decline in analog sales. Xerox also suffered from weakness in Latin American markets, unfavorable currency exchange rates, and increased price and product competition. Grainger detracted from performance due to a slower-than-anticipated recovery in its core electrical products distribution business, problems implementing a new business-enterprise software system and a disappointing contribution from its Internet sales start-up.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I am cautiously optimistic that the manufacturing recovery will continue. Industrial equipment stocks have staged a rally on expectations of stronger earnings growth. Now we need to wait and see if earnings can be sustained. In the meantime, I plan to maintain the fund's exposure to large-cap, liquid stocks that I believe are well-positioned to benefit from improving industrial and manufacturing activity overseas as well as from increasing industrial production domestically.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: September 29, 1986

FUND NUMBER: 510

TRADING SYMBOL: FSCGX

SIZE: as of August 31, 1999, more than
$35 million

MANAGER: Simon Wolf, since 1997; research analyst, industrial and electrical equipment industries, since 1997; joined Fidelity in 1996

INDUSTRIAL EQUIPMENT PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 94.6%

                                 SHARES                   VALUE (NOTE 1)

AEROSPACE & DEFENSE - 10.0%

AlliedSignal, Inc.                28,400                  $ 1,739,500

Rockwell International Corp.      14,400                   851,400

Textron, Inc.                     12,300                   993,225

                                                           3,584,125

AUTOS, TIRES, & ACCESSORIES -
0.5%

Eaton Corp.                       2,000                    196,000

BUILDING MATERIALS - 1.6%

American Standard Companies,      6,200                    254,200
Inc. (a)

Tecumseh Products Co.             500                      26,500

Tecumseh Products Co. Class A     1,300                    74,100

York International Corp.          5,000                    205,625

                                                           560,425

CELLULAR - 1.1%

Mannesmann AG Sponsored ADR       2,700                    410,400

COMMUNICATIONS EQUIPMENT - 0.9%

NEC Corp. ADR                     3,800                    305,900

COMPUTERS & OFFICE EQUIPMENT
- 10.2%

Pitney Bowes, Inc.                35,800                   2,112,200

Xerox Corp.                       32,000                   1,528,000

                                                           3,640,200

CONSTRUCTION - 0.3%

Granite Construction, Inc.        4,600                    115,000

CONSUMER ELECTRONICS - 0.9%

Matsushita Electric               1,600                    321,700
Industrial Co.  Ltd. ADR

ELECTRICAL EQUIPMENT - 17.3%

Emerson Electric Co.              30,400                   1,903,800

General Electric Co.              16,200                   1,819,463

Grainger (W.W.), Inc.             6,300                    274,444

Honeywell, Inc.                   10,100                   1,146,350

Hubbell, Inc. Class B             7,500                    291,094

Roper Industries, Inc.            9,000                    322,313

Siemens AG Sponsored ADR          5,000                    426,875

                                                           6,184,339

ELECTRONIC INSTRUMENTS - 7.7%

Applied Materials, Inc. (a)       22,500                   1,598,906

KLA-Tencor Corp. (a)              5,400                    339,188

LAM Research Corp. (a)            3,495                    197,249

Novellus Systems, Inc. (a)        3,050                    164,509

Teradyne, Inc. (a)                6,900                    469,631

                                                           2,769,483



                                 SHARES                   VALUE (NOTE 1)

ENERGY SERVICES - 2.9%

Halliburton Co.                   18,700                  $ 867,213

Smith International, Inc. (a)     3,400                    158,738

                                                           1,025,951

GAS - 0.8%

Williams Companies, Inc.          6,900                    284,625

INDUSTRIAL MACHINERY &
EQUIPMENT - 30.1%

AGCO Corp.                        3,600                    37,125

Briggs & Stratton Corp.           1,800                    109,575

Case Corp.                        7,000                    345,625

Caterpillar, Inc.                 30,000                   1,698,750

Cooper Industries, Inc.           7,000                    363,125

Deere & Co.                       16,800                   653,100

Dover Corp.                       8,300                    321,106

Hardinge, Inc.                    3,500                    53,375

IDEX Corp.                        4,100                    121,206

Illinois Tool Works, Inc.         21,700                   1,691,244

Ingersoll-Rand Co.                20,900                   1,329,763

Kaydon Corp.                      7,000                    214,813

Kennametal, Inc.                  5,132                    135,998

Manitowoc Co., Inc.               2,800                    103,775

Milacron, Inc.                    7,300                    131,400

MSC Industrial Direct, Inc.       23,700                   226,631
(a)

New Holland NV                    14,800                   229,400

Parker-Hannifin Corp.             10,500                   459,375

Terex Corp. (a)                   5,900                    158,563

Tyco International Ltd.           23,400                   2,370,710

                                                           10,754,659

LEASING & RENTAL - 0.8%

United Rentals, Inc. (a)          11,200                   273,700

MEDICAL EQUIPMENT & SUPPLIES
- 1.5%

Millipore Corp.                   11,700                   441,675

Pall Corp.                        4,100                    81,488

                                                           523,163

METALS & MINING - 0.5%

AFC Cable Systems, Inc. (a)       4,000                    172,000

OIL & GAS - 2.4%

Cooper Cameron Corp. (a)          400                      16,650

Weatherford International,        24,000                   855,000
Inc. (a)

                                                           871,650

PAPER & FOREST PRODUCTS - 0.6%

Trex Co., Inc. (a)                9,700                    201,881

PHOTOGRAPHIC EQUIPMENT - 0.7%

Imation Corp. (a)                 8,300                    233,956

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1)

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.2%

IKON Office Solutions, Inc.       6,200                   $ 68,975

SERVICES - 1.3%

Ritchie Bros. Auctioneers,        12,500                   456,250
Inc. (a)

TELEPHONE SERVICES - 2.3%

COMSAT Corp. Series 1             24,000                   834,000

TOTAL COMMON STOCKS                                     33,788,382
(Cost $25,984,998)

CASH EQUIVALENTS - 10.7%



Central Cash Collateral Fund,     1,883,700                1,883,700
5.26% (b)

Taxable Central Cash Fund,        1,932,938                1,932,938
5.20% (b)

TOTAL CASH EQUIVALENTS                                     3,816,638
(Cost $3,816,638)

TOTAL INVESTMENT PORTFOLIO -                               37,605,020
105.3%  (Cost $29,801,636)

NET OTHER ASSETS - (5.3%)                                  (1,877,669)

NET ASSETS - 100%                                         $ 35,727,351

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $33,978,139 and $35,622,342, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $2,936 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,808,231. The fund received cash collateral of $1,883,700 which was invested in the Central Cash Collateral Fund.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,970,000. The weighted average interest rate was 5.29%.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $29,870,881. Net unrealized appreciation aggregated $7,734,139, of which $8,473,934 related to appreciated investment securities and $739,795 related to depreciated investment securities.

INDUSTRIAL EQUIPMENT PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                             AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 37,605,020
value  (cost $29,801,636) -
See accompanying schedule

Cash                                         2,804

Receivable for investments                   240,417
sold

Receivable for fund shares                   39,695
sold

Dividends receivable                         48,981

Interest receivable                          7,856

Redemption fees receivable                   147

Other receivables                            906

 TOTAL ASSETS                                37,945,826

LIABILITIES

Payable for investments         $ 172,444
purchased

Payable for fund shares          114,542
redeemed

Accrued management fee           17,850

Other payables and accrued       29,939
expenses

Collateral on securities         1,883,700
loaned,  at value

 TOTAL LIABILITIES                           2,218,475

NET ASSETS                                  $ 35,727,351

Net Assets consist of:

Paid in capital                             $ 23,984,556

Undistributed net investment                 29,005
income

Accumulated undistributed net                3,910,406
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  7,803,384
(depreciation) on investments

NET ASSETS, for 1,237,354                   $ 35,727,351
shares outstanding

NET ASSET VALUE and                          $28.87
redemption price per share
($35,727,351 (divided by)
1,237,354 shares)

Maximum offering price per                   $29.76
share (100/97.00 of $28.87)

STATEMENT OF OPERATIONS
                           SIX MONTHS ENDED AUGUST 31,
                                      1999 (UNAUDITED)

INVESTMENT INCOME                            $ 204,625
Dividends

Interest                                      106,059

Security lending                              608

 TOTAL INCOME                                 311,292

EXPENSES

Management fee                   $ 116,132

Transfer agent fees               105,479

Accounting and security           30,314
lending fees

Non-interested trustees'          56
compensation

Custodian fees and expenses       6,887

Registration fees                 20,046

Audit                             3,995

Legal                             28

Interest                          3,507

 Total expenses before            286,444
reductions

 Expense reductions               (4,157)     282,287

NET INVESTMENT INCOME                         29,005

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            3,943,464

 Foreign currency transactions    568         3,944,032

Change in net unrealized                      1,670,089
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               5,614,121

NET INCREASE (DECREASE) IN                   $ 5,643,126
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 36,499
charges paid to FDC

 Sales charges - Retained by                 $ 36,499
FDC

 Deferred sales charges                      $ 355
withheld   by FDC

 Exchange fees withheld by FSC               $ 1,628

 Expense reductions  Directed                $ 3,848
brokerage arrangements

  Custodian credits                           309

                                             $ 4,157

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 29,005                     $ (69,481)
income (loss)

 Net realized gain (loss)         3,944,032                    3,586,120

 Change in net unrealized         1,670,089                    (3,320,873)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       5,643,126                    195,766
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (855,037)                    (1,273,263)
from net realized gains

Share transactions Net            24,060,945                   20,888,073
proceeds from sales of shares

 Reinvestment of distributions    816,722                      1,219,714

 Cost of shares redeemed          (25,551,553)                 (39,935,425)

 NET INCREASE (DECREASE) IN       (673,886)                    (17,827,638)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  39,986                       50,582

  TOTAL INCREASE (DECREASE)       4,154,189                    (18,854,553)
IN NET ASSETS

NET ASSETS

 Beginning of period              31,573,162                   50,427,715

 End of period (including        $ 35,727,351                 $ 31,573,162
undistributed net investment
income of $29,005 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             835,619                      771,299

 Issued in reinvestment of        32,003                       49,301
distributions

 Redeemed                         (881,663)                    (1,515,112)

 Net increase (decrease)          (14,041)                     (694,512)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999               1998      1997       1996 F     1995

Net asset value, beginning of    $ 25.23                      $ 25.91            $ 25.51   $ 25.11    $ 20.04    $ 20.61
period

Income from Investment
Operations

Net investment income (loss) D    .02                          (.04)              (.08)     .06        .04        .01

Net realized and unrealized       4.33                         .25                5.73      4.15       7.10       (.44)
gain (loss)

Total from investment             4.35                         .21                5.65      4.21       7.14       (.43)
operations

Less Distributions

 From net investment income       -                            -                  (.02)     (.04)      (.05)      (.01)

From net realized gain            (.74)                        (.92)              (5.26)    (3.84)     (2.05)     (.16)

Total distributions               (.74)                        (.92)              (5.28)    (3.88)     (2.10)     (.17)

Redemption fees added to paid     .03                          .03                .03       .07        .03        .03
in capital

Net asset value, end of period   $ 28.87                      $ 25.23            $ 25.91   $ 25.51    $ 25.11    $ 20.04

TOTAL RETURN B, C                 17.75%                       1.00%              25.76%    18.25%     36.86%     (1.93)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 35,727                     $ 31,573           $ 50,428  $ 102,882  $ 137,520  $ 109,968
(000 omitted)

Ratio of expenses to average      1.42% A                      1.43%              1.67%     1.51%      1.54%      1.80%
net assets

Ratio of expenses to average      1.40% A, E                   1.41% E            1.60% E   1.44% E    1.53% E    1.78% E
net assets after  expense
reductions

Ratio of net investment           .14% A                       (.16)%             (.32)%    .25%       .19%       .06%
income (loss) to average net
assets

Portfolio turnover rate           188% A                       84%                115%      261%       115%       131%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29


INDUSTRIAL MATERIALS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT INDUSTRIAL MATERIALS     12.84%         23.61%       22.05%        96.32%

SELECT INDUSTRIAL MATERIALS     9.39%          19.83%       18.32%        90.36%
(LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Cyclical Industries          8.29%          25.75%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT INDUSTRIAL MATERIALS     23.61%       4.07%         6.98%

SELECT INDUSTRIAL MATERIALS     19.83%       3.42%         6.65%
(LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Cyclical Industries          25.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Industrial Materials        S&P 500
             00509                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9108.69                     9959.00
  1989/10/31       8360.12                     9727.95
  1989/11/30       8479.64                     9926.40
  1989/12/31       8718.68                    10164.64
  1990/01/31       8051.88                     9482.59
  1990/02/28       8190.27                     9604.91
  1990/03/31       8429.31                     9859.44
  1990/04/30       7819.13                     9612.96
  1990/05/31       8290.92                    10550.22
  1990/06/30       8202.94                    10478.48
  1990/07/31       8106.13                    10444.95
  1990/08/31       7170.31                     9500.72
  1990/09/30       6660.45                     9038.04
  1990/10/31       6583.00                     8999.18
  1990/11/30       6931.51                     9580.52
  1990/12/31       7221.94                     9847.82
  1991/01/31       7480.10                    10277.18
  1991/02/28       8028.68                    11012.00
  1991/03/31       8138.40                    11278.49
  1991/04/30       8151.30                    11305.56
  1991/05/31       8848.33                    11793.96
  1991/06/30       8751.49                    11253.80
  1991/07/31       9101.55                    11778.23
  1991/08/31       9315.47                    12057.37
  1991/09/30       9192.31                    11856.01
  1991/10/31       9587.74                    12014.88
  1991/11/30       8822.80                    11530.68
  1991/12/31       9808.15                    12849.79
  1992/01/31      10236.00                    12610.79
  1992/02/29      10735.16                    12774.73
  1992/03/31      10547.17                    12525.62
  1992/04/30      11098.19                    12893.87
  1992/05/31      11227.84                    12957.05
  1992/06/30      10955.31                    12763.99
  1992/07/31      11201.79                    13286.04
  1992/08/31      10494.78                    13013.68
  1992/09/30      10352.08                    13167.24
  1992/10/31      10468.84                    13213.32
  1992/11/30      10858.01                    13663.90
  1992/12/31      11021.29                    13831.96
  1993/01/31      11255.79                    13948.15
  1993/02/28      11360.01                    14137.85
  1993/03/31      11548.91                    14436.15
  1993/04/30      11379.55                    14086.80
  1993/05/31      11848.54                    14464.33
  1993/06/30      11880.90                    14506.27
  1993/07/31      12044.28                    14448.25
  1993/08/31      12357.96                    14995.84
  1993/09/30      11972.39                    14880.37
  1993/10/31      12678.19                    15188.39
  1993/11/30      12848.10                    15044.10
  1993/12/31      13377.45                    15226.14
  1994/01/31      14462.28                    15743.82
  1994/02/28      14161.66                    15317.17
  1994/03/31      13763.02                    14649.34
  1994/04/30      14279.60                    14836.85
  1994/05/31      14423.70                    15080.17
  1994/06/30      14273.05                    14710.71
  1994/07/31      14803.62                    15193.22
  1994/08/31      15602.75                    15816.14
  1994/09/30      15406.25                    15428.65
  1994/10/31      15203.19                    15775.79
  1994/11/30      14128.94                    15201.24
  1994/12/31      14473.58                    15426.67
  1995/01/31      14064.94                    15826.69
  1995/02/28      15244.71                    16443.45
  1995/03/31      15594.03                    16928.70
  1995/04/30      15666.24                    17427.25
  1995/05/31      15507.80                    18123.82
  1995/06/30      16200.99                    18544.83
  1995/07/31      17600.59                    19159.78
  1995/08/31      17554.38                    19207.87
  1995/09/30      17059.24                    20018.44
  1995/10/31      16068.95                    19946.98
  1995/11/30      17547.77                    20822.65
  1995/12/31      16701.04                    21223.69
  1996/01/31      16959.62                    21946.15
  1996/02/29      17284.49                    22149.59
  1996/03/31      18159.65                    22362.89
  1996/04/30      18585.19                    22692.52
  1996/05/31      18470.76                    23277.76
  1996/06/30      17858.21                    23366.44
  1996/07/31      17117.76                    22334.12
  1996/08/31      18046.68                    22805.14
  1996/09/30      18443.83                    24088.62
  1996/10/31      18403.44                    24752.98
  1996/11/30      18962.14                    26624.06
  1996/12/31      19041.47                    26096.63
  1997/01/31      19125.97                    27727.15
  1997/02/28      19478.07                    27944.53
  1997/03/31      18182.35                    26796.29
  1997/04/30      18231.82                    28396.03
  1997/05/31      19387.09                    30124.78
  1997/06/30      19325.89                    31474.37
  1997/07/31      21016.71                    33978.79
  1997/08/31      21100.87                    32075.30
  1997/09/30      21651.72                    33832.06
  1997/10/31      19976.20                    32702.07
  1997/11/30      19739.03                    34215.85
  1997/12/31      19375.52                    34803.33
  1998/01/31      19740.94                    35188.26
  1998/02/28      20762.45                    37726.04
  1998/03/31      21775.65                    39657.99
  1998/04/30      21974.97                    40056.94
  1998/05/31      20895.33                    39368.37
  1998/06/30      19848.90                    40967.51
  1998/07/31      18445.36                    40531.21
  1998/08/31      15405.74                    34671.20
  1998/09/30      15629.97                    36892.24
  1998/10/31      16767.75                    39893.06
  1998/11/30      17357.41                    42310.97
  1998/12/31      17241.14                    44748.93
  1999/01/31      17332.49                    46620.33
  1999/02/28      16875.72                    45171.37
  1999/03/31      17257.75                    46978.68
  1999/04/30      20837.19                    48798.16
  1999/05/31      19491.79                    47646.04
  1999/06/30      20131.27                    50290.39
  1999/07/31      19724.33                    48720.33
  1999/08/31      19036.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 121309 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Materials Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $19,036 - a 90.36% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                 % OF FUND'S NET ASSETS

Minnesota Mining &                6.8
Manufacturing Co.

Alcoa, Inc.                       5.8

Kimberly-Clark Corp.              5.5

E.I. du Pont de Nemours and Co.   5.3

Dow Chemical Co.                  4.7

Monsanto Co.                      4.1

International Paper Co.           3.6

Burlington Northern Santa Fe      3.4
Corp.

CSX Corp.                         2.6

Union Pacific Corp.               2.4

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Chemicals & Plastics 27.1%
Paper & Forest Products 21.3%
Railroads 11.0%
Metals & Mining 10.2%
Consumer Durables 6.8%
All Others 23.6%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 23.6
Row: 1, Col: 2, Value: 6.8
Row: 1, Col: 3, Value: 10.2
Row: 1, Col: 4, Value: 11.0
Row: 1, Col: 5, Value: 21.3
Row: 1, Col: 6, Value: 27.1

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INDUSTRIAL MATERIALS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Peter Hirsch)

Peter Hirsch,
Portfolio Manager of
Fidelity Select Industrial
Materials Portfolio

Q. HOW DID THE FUND PERFORM, PETER?

A. It was a good period for the fund. For the six months that ended August 31, 1999, the fund returned 12.84%. That bettered both the 7.32% return of the Standard & Poor's 500 Index and the 8.29% return of the Goldman Sachs Cyclical Industries Index, an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. For the 12 months that ended August 31, 1999, the fund returned 23.61%, versus 39.82% and 25.75%, respectively, for the S&P 500 and the Goldman Sachs index.

Q. WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE DURING THE
SIX-MONTH PERIOD?

A. The biggest influence was the powerful rally in cyclical stocks that took place during April and the first half of May. This rally was sparked by several factors, including a stronger-than-expected U.S. economy and apparent turnarounds in a number of Asian economies. Cyclical stocks generally do well in an environment of vigorous economic growth, and these factors contributed to investors' perception that we had that kind of environment. Although the cyclical rally faded somewhat during the summer, many stocks held on to a significant portion of their gains. In addition, base metals such as copper, aluminum, zinc and nickel rallied strongly during the period, boosting that portion of the fund's holdings. Although the broadly based S&P 500 also advanced during the period, rising interest rates hurt some sectors.

Q. HAVE THERE BEEN ANY NOTABLE SHIFTS IN THE SUBSECTORS IN WHICH THE
FUND INVESTS?

A. Not really. I try to keep subsector weightings pretty consistent. At the end of the period, the fund's four biggest subsectors - as a percentage of net assets - were chemicals and plastics, at 27.1%; paper and forest products, 21.3%; railroads, 11.0%; and metals and mining, 10.2%. Within each sub sector, I try to identify the most attractive companies based on basic business prospects and valuations.

Q. WHAT STOCKS DID WELL FOR THE FUND?

A. Alcoa, the fund's second-largest holding at the end of the period, was one of the strongest performers. The company continued to benefit from an aggressive cost reduction program and recent acquisitions, as well as from an increase in the aluminum price. Kimberly-Clark, also a core holding, was helped by the general upturn in cyclical stocks. Minnesota Mining & Manufacturing (3M), the fund's largest holding as of the end of the period, responded to rebounding Asian demand for the company's products as a result of the improved economic conditions there. Another positive contributor was Reynolds Metals, which was bought by Alcoa at a premium.

Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?

A. One disappointment was Owens-Illinois, which was hurt by weak demand in Latin America for its beverage containers. Monsanto also underperformed. Although its earnings were on target, investors were concerned that European demand for the company's genetically modified seed products might be affected by negative perceptions.

Q. WHAT'S YOUR OUTLOOK, PETER?

A. Industrial materials stocks should do well if the current uptrend in worldwide economic growth continues. At present, the U.S. economy seems to be in relatively good shape. The main concern going forward is whether the Federal Reserve Board's worries about inflation will lead to further increases in interest rates, which could cause a slowdown. Some countries in Asia - for example, South Korea - genuinely seem to have improved. However, Japan, the economic linchpin of Asia, is still a question mark. Although the Japanese economy appears to be stabilizing, it's unclear how much of that has resulted from government spending intended to jump-start the economy. Turning to Europe, Germany, a concern earlier in the year, seems to be improving. Overall, then, my outlook is cautiously optimistic.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: September 29, 1986

FUND NUMBER: 509

TRADING SYMBOL: FSDPX

SIZE: as of August 31, 1999, more than
$14 million

MANAGER: Peter Hirsch, since 1998; analyst, growth and income funds and steel industries, 1995-1998; joined Fidelity in 1995

INDUSTRIAL MATERIALS PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 95.1%

                                 SHARES                    VALUE (NOTE 1)

BUILDING MATERIALS - 5.1%

Ferro Corp.                       1,000                    $ 24,000

Lafarge Corp.                     2,356                     64,790

Masco Corp.                       10,600                    300,113

Owens-Corning                     2,900                     81,563

Sherwin-Williams Co.              600                       14,625

Southdown, Inc.                   1,900                     95,950

USG Corp.                         600                       29,400

Vulcan Materials Co.              2,800                     119,350

                                                            729,791

CHEMICALS & PLASTICS - 27.1%

Air Products & Chemicals,         2,000                     68,000
Inc.

Avery Dennison Corp.              3,700                     203,038

Crompton & Knowles Corp.          2,000                     35,000

Cytec Industries, Inc. (a)        1,500                     34,969

Dow Chemical Co.                  5,900                     670,388

E.I. du Pont de Nemours and       11,900                    754,163
Co.

Eastman Chemical Co.              2,200                     102,163

Engelhard Corp.                   6,100                     121,619

Fuller (H.B.) Co.                 400                       24,100

Great Lakes Chemical Corp.        1,100                     45,306

Hanna (M.A.) Co.                  1,400                     19,163

Hercules, Inc.                    3,200                     104,200

Ivex Packaging Corp. (a)          2,800                     43,400

Lyondell Chemical Co.             3,200                     46,600

Minerals Technologies, Inc.       600                       29,700

Monsanto Co.                      14,200                    583,088

PPG Industries, Inc.              4,400                     264,275

Praxair, Inc.                     5,500                     258,500

Sealed Air Corp. (a)              3,440                     202,100

Union Carbide Corp.               2,400                     136,500

Valspar Corp.                     2,100                     76,256

Witco Corp.                       2,700                     43,706

                                                            3,866,234

CONSUMER DURABLES - 6.8%

Minnesota Mining &                10,200                    963,893
Manufacturing Co.

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.2%

UCAR International, Inc. (a)      1,300                     31,688

IRON & STEEL - 4.7%

AK Steel Holding Corp.            4,600                     96,600

Allegheny Teledyne, Inc.          10,300                    192,481

Bethlehem Steel Corp. (a)         11,100                    85,331

Nucor Corp.                       2,000                     93,125

Steel Dynamics, Inc. (a)          5,600                     100,800

USX-U.S. Steel Group              2,400                     64,800

Worthington Industries, Inc.      2,200                     33,000

                                                            666,137



                                 SHARES                    VALUE (NOTE 1)

LEASING & RENTAL - 0.7%

Ryder Systems, Inc.               4,600                    $ 101,488

METALS & MINING - 10.2%

Alcoa, Inc.                       12,782                    825,238

Brush Wellman, Inc.               600                       10,200

Cominco Ltd.                      2,500                     43,132

Falconbridge Ltd.                 7,100                     110,841

Inco Ltd.                         7,700                     158,127

Kaiser Aluminum Corp. (a)         600                       5,363

Olin Corp.                        2,600                     36,888

Phelps Dodge Corp.                2,300                     128,656

Reynolds Metals Co.               1,400                     88,638

Ryerson Tull, Inc.                2,420                     45,829

                                                            1,452,912

PACKAGING & CONTAINERS - 2.2%

Ball Corp.                        700                       31,456

Bemis Co., Inc.                   1,900                     72,081

Crown Cork & Seal Co., Inc.       2,700                     71,719

Owens-Illinois, Inc. (a)          5,800                     143,550

                                                            318,806

PAPER & FOREST PRODUCTS - 21.3%

Boise Cascade Corp.               1,687                     61,365

Bowater, Inc.                     1,600                     85,800

Champion International Corp.      2,700                     148,500

Chesapeake Corp.                  500                       16,906

Consolidated Papers, Inc.         2,900                     77,213

Domtar, Inc.                      4,800                     52,422

Fort James Corp.                  5,900                     190,275

Georgia-Pacific Corp.             4,400                     182,050

International Paper Co.           10,886                    512,322

Kimberly-Clark Corp.              13,700                    780,044

Louisiana-Pacific Corp.           100                       1,850

Mead Corp.                        3,200                     119,400

Potlatch Corp.                    800                       30,900

Smurfit-Stone Container Corp.     7,200                     152,550
(a)

Temple-Inland, Inc.               1,400                     86,800

Westvaco Corp.                    3,400                     89,038

Weyerhaeuser Co.                  5,900                     331,875

Willamette Industries, Inc.       2,800                     110,950

                                                            3,030,260

PRECIOUS METALS - 4.0%

Barrick Gold Corp.                12,500                    241,206

Euro-Nevada Mining Corp. Ltd.     4,900                     58,931

Kinross Gold Corp. (a)            13,500                    28,945

Newmont Mining Corp.              5,750                     117,516

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

PRECIOUS METALS - CONTINUED

Placer Dome, Inc.                 7,445                    $ 77,318

Stillwater Mining Co. (a)         1,950                     43,022

                                                            566,938

RAILROADS - 11.0%

Burlington Northern Santa Fe      16,900                    490,100
Corp.

Canadian National Railway Co.     3,400                     216,074

Canadian Pacific Ltd.             6,600                     155,216

CSX Corp.                         8,300                     362,606

Union Pacific Corp.               7,100                     345,681

                                                            1,569,677

SECURITIES INDUSTRY - 0.5%

Kansas City Southern              1,400                     64,838
Industries, Inc.

TRUCKING & FREIGHT - 1.3%

CNF Transportation, Inc.          2,200                     85,663

USFreightways Corp.               2,200                     106,700

                                                            192,363

TOTAL COMMON STOCKS                                      13,555,025
(Cost $12,289,620)

CASH EQUIVALENTS - 9.5%



Taxable Central Cash Fund,       1,355,461                 1,355,461
5.20% (b) (Cost $1,355,461)

TOTAL INVESTMENT PORTFOLIO -                                14,910,486
104.6%
(Cost $13,645,081)

NET OTHER ASSETS - (4.6%)                                   (660,851)

NET ASSETS - 100%                                         $ 14,249,635

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $45,087,091 and $42,526,881, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $8,111 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $1,962,714. The weighted average interest rate was 5.32%.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $13,722,778. Net unrealized appreciation aggregated $1,187,708, of which $1,711,882 related to appreciated investment securities and $524,174 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $840,000 all of which will expire on February 29, 2007. The fund has elected to defer to its fiscal year ending February 29, 2000 approximately $1,067,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

INDUSTRIAL MATERIALS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                          AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at             $ 14,910,486
value  (cost $13,645,081) -
See accompanying schedule

Receivable for fund shares                45,526
sold

Dividends receivable                      28,694

Interest receivable                       7,550

Redemption fees receivable                259

Other receivables                         1,380

 TOTAL ASSETS                             14,993,895

LIABILITIES

Payable to custodian bank      $ 285

Payable for fund shares         708,666
redeemed

Accrued management fee          7,929

Other payables and accrued      27,380
expenses

 TOTAL LIABILITIES                        744,260

NET ASSETS                               $ 14,249,635

Net Assets consist of:

Paid in capital                          $ 15,627,508

Undistributed net investment              30,305
income

Accumulated undistributed net             (2,673,579)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               1,265,401
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 621,348                  $ 14,249,635
shares outstanding

NET ASSET VALUE and                       $22.93
redemption price per share
($14,249,635 (divided by)
621,348 shares)

Maximum offering price per                $23.64
share (100/97.00 of $22.93)

STATEMENT OF OPERATIONS
                           SIX MONTHS ENDED AUGUST 31,
                                      1999 (UNAUDITED)

INVESTMENT INCOME                            $ 215,705
Dividends

Interest                                      40,155

Security lending                              1,380

 TOTAL INCOME                                 257,240

EXPENSES

Management fee                   $ 73,484

Transfer agent fees               85,120

Accounting and security           30,303
lending fees

Non-interested trustees'          35
compensation

Custodian fees and expenses       15,927

Registration fees                 21,656

Audit                             3,534

Legal                             13

Interest                          2,031

 Total expenses before            232,103
reductions

 Expense reductions               (5,168)     226,935

NET INVESTMENT INCOME                         30,305

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (622,876)

 Foreign currency transactions    (31)        (622,907)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            1,066,692

 Assets and liabilities in        (1)         1,066,691
foreign currencies

NET GAIN (LOSS)                               443,784

NET INCREASE (DECREASE) IN                   $ 474,089
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 41,607
charges paid to FDC

 Sales charges - Retained by                 $ 41,607
FDC

 Deferred sales charges                      $ 289
withheld   by FDC

 Exchange fees withheld by FSC               $ 2,790

 Expense reductions  Directed                $ 5,168
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET      SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                          1999 (UNAUDITED)

Operations Net investment       $ 30,305                     $ (83,870)
income (loss)

 Net realized gain (loss)        (622,907)                    (1,208,807)

 Change in net unrealized        1,066,691                    (1,993,477)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN      474,089                      (3,286,154)
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions Net           57,571,279                   9,957,438
proceeds from sales of shares

 Cost of shares redeemed         (55,092,521)                 (18,118,847)

 NET INCREASE (DECREASE) IN      2,478,758                    (8,161,409)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                 134,545                      27,986

  TOTAL INCREASE (DECREASE)      3,087,392                    (11,419,577)
IN NET ASSETS

NET ASSETS

 Beginning of period             11,162,243                   22,581,820

 End of period (including       $ 14,249,635                 $ 11,162,243
undistributed net investment
income of $30,305 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                            2,353,254                    440,126

 Redeemed                        (2,281,095)                  (794,343)

 Net increase (decrease)         72,159                       (354,217)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                 1998      1997      1996 F    1995

Net asset value, beginning of    $ 20.32                      $ 25.00              $ 27.66   $ 26.07   $ 23.13   $ 21.67
period

Income from Investment
Operations

Net investment income (loss) D    .03                          (.12)                (.11)     .06       .12       .17

Net realized and unrealized       2.45                         (4.60)               1.43      3.12      2.92      1.43
gain (loss)

Total from investment             2.48                         (4.72)               1.32      3.18      3.04      1.60
operations

Less Distributions

 From net investment income       -                            -                    (.03)     (.06)     (.15)     (.18)

From net realized gain            -                            -                    (4.00)    (1.57)    -         -

Total distributions               -                            -                    (4.03)    (1.63)    (.15)     (.18)

Redemption fees added to paid     .13                          .04                  .05       .04       .05       .04
in capital

Net asset value, end of period   $ 22.93                      $ 20.32              $ 25.00   $ 27.66   $ 26.07   $ 23.13

TOTAL RETURN B, C                 12.84%                       (18.72)%             6.59%     12.69%    13.38%    7.65%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 14,250                     $ 11,162             $ 22,582  $ 66,462  $ 86,338  $ 183,454
(000 omitted)

Ratio of expenses to average      1.84% A                      2.07%                1.98%     1.54%     1.64%     1.56%
net assets

Ratio of expenses to average      1.80% A, E                   2.04% E              1.94% E   1.51% E   1.61% E   1.53% E
net assets after  expense
reductions

Ratio of net investment           .24% A                       (.52)%               (.42)%    .23%      .49%      .77%
income (loss) to average net
assets

Portfolio turnover rate           389% A                       82%                  118%      105%      138%      139%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29


PAPER AND FOREST PRODUCTS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT PAPER AND FOREST         24.23%         38.41%       49.34%        149.85%
PRODUCTS

SELECT PAPER AND FOREST         20.43%         34.18%       44.79%        142.29%
PRODUCTS (LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Cyclical Industries          8.29%          25.75%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT PAPER AND FOREST         38.41%       8.35%         9.59%
PRODUCTS

SELECT PAPER AND FOREST         34.18%       7.68%         9.25%
PRODUCTS (LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Cyclical Industries          25.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Paper & Forest Products     S&P 500
             00506                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9165.80                     9959.00
  1989/10/31       8751.09                     9727.95
  1989/11/30       8687.83                     9926.40
  1989/12/31       8873.89                    10164.64
  1990/01/31       8062.65                     9482.59
  1990/02/28       8140.93                     9604.91
  1990/03/31       8368.64                     9859.44
  1990/04/30       7827.81                     9612.96
  1990/05/31       8347.30                    10550.22
  1990/06/30       8148.04                    10478.48
  1990/07/31       8269.02                    10444.95
  1990/08/31       7279.87                     9500.72
  1990/09/30       6575.36                     9038.04
  1990/10/31       6368.99                     8999.18
  1990/11/30       7009.45                     9580.52
  1990/12/31       7533.27                     9847.82
  1991/01/31       8155.61                    10277.18
  1991/02/28       8546.39                    11012.00
  1991/03/31       8720.06                    11278.49
  1991/04/30       9147.02                    11305.56
  1991/05/31      10196.32                    11793.96
  1991/06/30       9935.81                    11253.80
  1991/07/31       9943.04                    11778.23
  1991/08/31       9993.70                    12057.37
  1991/09/30       9610.16                    11856.01
  1991/10/31       9971.99                    12014.88
  1991/11/30       9212.15                    11530.68
  1991/12/31      10152.23                    12849.79
  1992/01/31      11085.93                    12610.79
  1992/02/29      11137.81                    12774.73
  1992/03/31      11211.91                    12525.62
  1992/04/30      11389.76                    12893.87
  1992/05/31      11071.11                    12957.05
  1992/06/30      10997.56                    12763.99
  1992/07/31      10915.88                    13286.04
  1992/08/31      10477.76                    13013.68
  1992/09/30      10366.37                    13167.24
  1992/10/31      10871.33                    13213.32
  1992/11/30      11272.32                    13663.90
  1992/12/31      11376.07                    13831.96
  1993/01/31      11726.45                    13948.15
  1993/02/28      11987.37                    14137.85
  1993/03/31      11972.46                    14436.15
  1993/04/30      12517.09                    14086.80
  1993/05/31      12554.38                    14464.33
  1993/06/30      12285.84                    14506.27
  1993/07/31      12159.03                    14448.25
  1993/08/31      12487.25                    14995.84
  1993/09/30      11890.49                    14880.37
  1993/10/31      12352.98                    15188.39
  1993/11/30      13121.31                    15044.10
  1993/12/31      13486.82                    15226.14
  1994/01/31      15053.33                    15743.82
  1994/02/28      14628.13                    15317.17
  1994/03/31      13076.55                    14649.34
  1994/04/30      13061.94                    14836.85
  1994/05/31      13594.77                    15080.17
  1994/06/30      13457.75                    14710.71
  1994/07/31      14599.53                    15193.22
  1994/08/31      16228.47                    15816.14
  1994/09/30      16517.72                    15428.65
  1994/10/31      15490.12                    15775.79
  1994/11/30      14812.66                    15201.24
  1994/12/31      15393.64                    15426.67
  1995/01/31      15290.27                    15826.69
  1995/02/28      16808.96                    16443.45
  1995/03/31      16928.23                    16928.70
  1995/04/30      16998.23                    17427.25
  1995/05/31      17279.26                    18123.82
  1995/06/30      18844.99                    18544.83
  1995/07/31      19487.34                    19159.78
  1995/08/31      19471.28                    19207.87
  1995/09/30      19150.11                    20018.44
  1995/10/31      18869.08                    19946.98
  1995/11/30      19150.11                    20822.65
  1995/12/31      18767.12                    21223.69
  1996/01/31      19235.19                    21946.15
  1996/02/29      18352.03                    22149.59
  1996/03/31      19288.18                    22362.89
  1996/04/30      20131.53                    22692.52
  1996/05/31      19725.76                    23277.76
  1996/06/30      18619.13                    23366.44
  1996/07/31      18130.36                    22334.12
  1996/08/31      19144.78                    22805.14
  1996/09/30      19836.42                    24088.62
  1996/10/31      19799.54                    24752.98
  1996/11/30      20030.08                    26624.06
  1996/12/31      20093.19                    26096.63
  1997/01/31      20300.14                    27727.15
  1997/02/28      20347.17                    27944.53
  1997/03/31      19246.56                    26796.29
  1997/04/30      19822.58                    28396.03
  1997/05/31      22268.98                    30124.78
  1997/06/30      22443.03                    31474.37
  1997/07/31      24193.22                    33978.79
  1997/08/31      24106.19                    32075.30
  1997/09/30      24812.07                    33832.06
  1997/10/31      22394.68                    32702.07
  1997/11/30      22539.73                    34215.85
  1997/12/31      21972.36                    34803.33
  1998/01/31      22812.66                    35188.26
  1998/02/28      23507.72                    37726.04
  1998/03/31      23870.82                    39657.99
  1998/04/30      25155.86                    40056.94
  1998/05/31      23686.06                    39368.37
  1998/06/30      22618.07                    40967.51
  1998/07/31      20439.80                    40531.21
  1998/08/31      17510.76                    34671.20
  1998/09/30      17859.71                    36892.24
  1998/10/31      19001.72                    39893.06
  1998/11/30      19900.52                    42310.97
  1998/12/31      20238.89                    44748.93
  1999/01/31      19350.66                    46620.33
  1999/02/28      19509.27                    45171.37
  1999/03/31      20524.39                    46978.68
  1999/04/30      24669.45                    48798.16
  1999/05/31      24267.63                    47646.04
  1999/06/30      24595.43                    50290.39
  1999/07/31      24415.67                    48720.33
  1999/08/31      24229.00                   48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 140634 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Paper and Forest Products Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $24,229 - a 142.29% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                 % OF FUND'S NET ASSETS

Smurfit-Stone Container Corp.     9.2

Gaylord Container Corp. Class A   8.5

Abitibi-Consolidated, Inc.        8.3

Champion International Corp.      7.9

Domtar, Inc.                      7.9

Bowater, Inc.                     6.5

Tembec, Inc. Class A              5.8

Pope & Talbot, Inc.               5.3

Boise Cascade Corp.               5.2

Plum Creek Timber Co., Inc.       5.1

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Paper & Forest Products 87.9%
Packaging & Containers 8.5%
Real Estate
Investment Trusts 5.1%
Tobacco 0.9%
Building Materials 0.3%
All Others (2.7%)*

* SHORT-TERM INVESTMENTS AND NET OTHER ASSETS ARE NOT INCLUDED IN
 THE PIE CHART.

Row: 1, Col: 1, Value: 85.5
Row: 1, Col: 2, Value: 8.300000000000001
Row: 1, Col: 3, Value: 5.0
Row: 1, Col: 4, Value: 0.9
Row: 1, Col: 5, Value: 0.3

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

PAPER AND FOREST PRODUCTS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Noah Eccles)

Noah Eccles,
Portfolio Manager of
Fidelity Select Paper and Forest Products Portfolio

Q. HOW DID THE FUND PERFORM, NOAH?

A. Very well. For the six months that ended August 31, 1999, the fund returned 24.23%. This topped the Standard & Poor's 500 Index, which returned 7.32% in that time. The fund also outpaced the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - which returned 8.29% during the period. For the 12 months that ended August 31, 1999, the fund returned 38.41%, while the S&P 500 and Goldman Sachs indexes returned 39.82% and 25.75%, respectively.

Q. WHAT FACTORS PLAYED A KEY ROLE IN HELPING THE SECTOR AND THE FUND PERFORM WELL DURING THE SIX-MONTH PERIOD?

A. Two of the most important drivers for this sector - operating rates and pulp prices - were very favorable. I define operating rates as the global consumption for paper products divided by available capacity. Capacity expansion for 1999 and 2000 will be the lowest it has been in 30 years. In conjunction, shipments accelerated during the period as customers began to re-stock inventories after significant de-stocking last year. Specifically, we've seen a significant pickup in exports to Asia as that region gradually recovers. This formula translated into positive operating rates throughout the sector as well as higher pulp prices. Pulp is the major paper grade and serves as the building block for paper itself. Since paper prices tend to follow pulp prices pretty closely, rising pulp prices helped many stocks.

Q. DID ANY OF THE OTHER PAPER GRADES YOU TRACK BENEFIT FROM INCREASED
PULP PRICES?

A. The coated and uncoated free sheet grades have more direct exposure to pulp because pulp is a larger component of the cost involved in making those types of paper. Coated and uncoated inventories decreased minimally during the period, yet both experienced a 10% price increase. Pulp prices are the biggest driver for these grades. The other grades, meanwhile, were helped along by capacity reduction and tighter inventories. The containerboard sector pushed through two considerable price increases for linerboard, the material used in assembling corrugated boxes, and the newsprint industry recently announced a price jump effective October 1. Finally, operating margins within the tissue area have been very competitive, and tissue is typically the last grade to be helped by rising pulp prices. Tissue margins shouldn't begin to turn until 2000.

Q. SIX MONTHS AGO, YOU WERE LOOKING TO ADD STOCKS THAT HAD BOTTOMED OUT IN VALUATION YET COULD GROW IF THE PAPER CYCLE BLOSSOMED. HOW DID THIS MOVE WORK OUT?

A. Even though the paper pricing cycle kicked in sooner than I anticipated, this strategy paid off. For a three-week period in March and early April, we experienced a significant cyclical rally. As a result, fund assets rose quickly and it took some time to put the money to use. In a rallying market, having a high cash level can be frustrating. But this is where my defensive strategy came into play. Relative to the rest of the paper group, the strong performance of stocks such as Abitibi, Bowater, Champion International, Pope & Talbot, Westvaco and Consolidated Papers more than offset the fact that the fund had a higher cash position than I preferred.

Q. WE'VE TALKED ABOUT SOME STOCKS THAT PERFORMED WELL. WHAT ABOUT SOME THAT DIDN'T?

A. The fund's timber-related positions were disappointing, as timber prices stayed fairly flat. This hurt several names, including Crown Pacific and Georgia-Pacific, neither of which were owned by the fund at the end of the period. Gaylord Container - the fund's biggest small-cap stock position - also performed poorly as small-cap stocks in general trailed larger stocks during the period.

Q. WHAT'S YOUR OUTLOOK?

A. The future looks bright for the sector. Operating rates should be increasing for another 12-24 months, as should commodity prices, both good signs for stocks. The one worry I have concerns Y2K and inventories. Companies may be loading up on supply before the end of 1999 and any drop-off in shipments due to Y2K could be a fly in the ointment.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 506

TRADING SYMBOL: FSPFX

SIZE: as of August 31, 1999, more than
$16 million

MANAGER: Noah Eccles, since January 1999;
analyst, agricultural chemicals industry,
1997- present; specialty chemicals and
packing industries, 1997-1998; joined
Fidelity in 1997

PAPER AND FOREST PRODUCTS PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 102.7%

                                 SHARES                  VALUE (NOTE 1)

BUILDING MATERIALS - 0.3%

T.J. International, Inc.          1,600                  $ 46,600

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.0%

Tenneco, Inc.                     50                      1,006

PACKAGING & CONTAINERS - 8.5%

Gaylord Container Corp. Class     168,100                 1,376,319
A (a)

PAPER & FOREST PRODUCTS - 87.9%

Abitibi-Consolidated, Inc.        112,400                 1,340,516

Alliance Forest Products,         5,700                   70,080
Inc. (a)

Boise Cascade Corp.               23,000                  836,625

Bowater, Inc.                     19,600                  1,051,050

Caraustar Industries, Inc.        1,800                   40,838

Champion International Corp.      23,200                  1,276,000

Consolidated Papers, Inc.         29,900                  796,088

Domtar, Inc.                      116,400                 1,271,236

Donohue, Inc. Class A (sub.       33,300                  538,824
vtg.)

Fletcher Challenge Canada         2,500                   27,303
Ltd.

Glatfelter (P.H.) Co.             8,800                   116,050

International Paper Co.           61                      2,871

Jefferson Smurfit Group PLC       23,600                  68,635

Jefferson Smurfit Group PLC       27,000                  806,625
Sponsored ADR

Kimberly-Clark Corp.              500                     28,469

Longview Fibre Co.                4,500                   58,219

Mead Corp.                        21,000                  783,563

Pope & Talbot, Inc.               70,400                  858,000

Potlatch Corp.                    900                     34,763

Rayonier, Inc.                    900                     37,350

Rock-Tenn Co. Class A             3,800                   53,675

Smurfit-Stone Container Corp.     69,900                  1,481,003
(a)

St. Laurent Paperboard, Inc.      5,000                   64,657
(a)

Stora Enso Oyj                    28,300                  377,101

Svenska Cellulosa AB (SCA)        2,700                   78,600
Class B

Tembec, Inc. Class A (a)          103,600                 940,556

Temple-Inland, Inc.               100                     6,200

UPM-Kymmene Corp.                 5,400                   187,028

Wausau-Mosinee Paper Corp.        9,500                   130,625

Westvaco Corp.                    31,100                  814,431

                                                          14,176,981

REAL ESTATE INVESTMENT TRUSTS
- 5.1%

Plum Creek Timber Co., Inc.       30,550                  819,122

TOBACCO - 0.9%

Schweitzer-Mauduit                11,000                  149,188
International, Inc.

TOTAL COMMON STOCKS                                    16,569,216
(Cost $15,842,685)

CASH EQUIVALENTS - 2.6%

                                 SHARES                  VALUE (NOTE 1)

Taxable Central Cash Fund,        411,852                $ 411,852
5.20% (b) (Cost $411,852)

TOTAL INVESTMENT PORTFOLIO -                              16,981,068
105.3%
(Cost $16,254,537)

NET OTHER ASSETS - (5.3%)                                 (855,040)

NET ASSETS - 100%                                       $ 16,126,028

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $47,621,378 and $42,675,768, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $12,261 for the period.

Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America     64.2%

Canada                       26.4

Ireland                       5.4

Finland                       3.5

Others (individually less     0.5
than 1%)

                            100.0%

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $16,340,278. Net unrealized appreciation aggregated $640,790, of which $1,114,655 related to appreciated investment securities and $473,865 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $2,903,000 all of which will expire on February 28, 2007.

The fund has elected to defer to its fiscal year ending February 29, 2000 approximately $463,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

PAPER AND FOREST PRODUCTS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                             AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 16,981,068
value  (cost $16,254,537) -
See accompanying schedule

Receivable for investments                   175,500
sold

Receivable for fund shares                   37,827
sold

Dividends receivable                         10,196

Interest receivable                          3,674

Redemption fees receivable                   780

 TOTAL ASSETS                                17,209,045

LIABILITIES

Payable for fund shares        $ 1,052,414
redeemed

Accrued management fee          8,778

Other payables and accrued      21,825
expenses

 TOTAL LIABILITIES                           1,083,017

NET ASSETS                                  $ 16,126,028

Net Assets consist of:

Paid in capital                             $ 16,828,939

Undistributed net investment                 216,755
income

Accumulated undistributed net                (1,646,182)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  726,516
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 703,636                     $ 16,126,028
shares outstanding

NET ASSET VALUE and                          $22.92
redemption price per share
($16,126,028 (divided by)
703,636 shares)

Maximum offering price per                   $23.63
share (100/97.00 of $22.92)

STATEMENT OF OPERATIONS
                           SIX MONTHS ENDED AUGUST 31,
                                      1999 (UNAUDITED)

INVESTMENT INCOME                            $ 320,889
Dividends

Interest                                      82,806

 TOTAL INCOME                                 403,695

EXPENSES

Management fee                   $ 72,970

Transfer agent fees               84,868

Accounting fees and expenses      30,303

Non-interested trustees'          34
compensation

Custodian fees and expenses       5,697

Registration fees                 18,429

Audit                             4,900

Legal                             12

 Total expenses before            217,213
reductions

 Expense reductions               (26,144)    191,069

NET INVESTMENT INCOME                         212,626

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,865,775

 Foreign currency transactions    1,139       1,866,914

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            725,840

 Assets and liabilities in        5           725,845
foreign currencies

NET GAIN (LOSS)                               2,592,759

NET INCREASE (DECREASE) IN                   $ 2,805,385
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 57,943
charges paid to FDC

 Sales charges - Retained by                 $ 57,943
FDC

 Deferred sales charges                      $ 901
withheld   by FDC

 Exchange fees withheld by FSC               $ 4,455

 Expense reductions  Directed                $ 26,144
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 212,626                    $ (19,520)
income (loss)

 Net realized gain (loss)         1,866,914                    (2,776,473)

 Change in net unrealized         725,845                      (1,268,236)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       2,805,385                    (4,064,229)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                            (317,946)
in excess of net realized
gain

Share transactions Net            56,799,449                   24,142,684
proceeds from sales of shares

 Reinvestment of distributions    -                            312,733

 Cost of shares redeemed          (53,838,106)                 (41,303,607)

 NET INCREASE (DECREASE) IN       2,961,343                    (16,848,190)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  112,752                      92,806

  TOTAL INCREASE (DECREASE)       5,879,480                    (21,137,559)
IN NET ASSETS

NET ASSETS

 Beginning of period              10,246,548                   31,384,107

 End of period (including        $ 16,126,028                 $ 10,246,548
undistributed net investment
income of $216,755 and
$4,129, respectively)

OTHER INFORMATION
Shares

 Sold                             2,457,856                    1,074,182

 Issued in reinvestment of        -                            13,704
distributions

 Redeemed                         (2,309,677)                  (1,917,231)

 Net increase (decrease)          148,179                      (829,345)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 F

Net asset value, beginning of    $ 18.45                      $ 22.66                   $ 21.63    $ 20.78    $ 21.14
period

Income from Investment
Operations

Net investment income (loss) D    .20                          (.03)                     (.12)      .01        .08

Net realized and unrealized       4.17                         (3.87)                    3.13       2.08       1.83
gain (loss)

Total from investment             4.37                         (3.90)                    3.01       2.09       1.91
operations

Less Distributions

 From net investment income       -                            -                         -          (.03)      (.08)

In excess of net investment       -                            -                         (.04)      (.07)      -
income

From net realized gain            -                            -                         (2.07)     (1.25)     (2.27)

In excess of net realized gain    -                            (.44)                     -          -          -

Total distributions               -                            (.44)                     (2.11)     (1.35)     (2.35)

Redemption fees added to paid     .10                          .13                       .13        .11        .08
in capital

Net asset value, end of period   $ 22.92                      $ 18.45                   $ 22.66    $ 21.63    $ 20.78

TOTAL RETURN B, C                 24.23%                       (17.01)%                  15.53%     10.87%     9.18%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 16,126                     $ 10,247                  $ 31,384   $ 19,484   $ 27,270
(000 omitted)

Ratio of expenses to average      1.73% A                      2.30%                     2.18%      2.19%      1.91%
net assets

Ratio of expenses to average      1.52% A, E                   2.21% E                   2.15% E    2.16% E    1.90% E
net assets after  expense
reductions

Ratio of net investment           1.69% A                      (.13)%                    (.50)%     .04%       .34%
income (loss) to average net
assets

Portfolio turnover rate           406% A                       338%                      235%       180%       78%


FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 19.61
period

Income from Investment
Operations

Net investment income (loss) D    .01

Net realized and unrealized       2.53
gain (loss)

Total from investment             2.54
operations

Less Distributions

 From net investment income       -

In excess of net investment       -
income

From net realized gain            (1.17)

In excess of net realized gain    -

Total distributions               (1.17)

Redemption fees added to paid     .16
in capital

Net asset value, end of period   $ 21.14

TOTAL RETURN B, C                 14.91%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 94,219
(000 omitted)

Ratio of expenses to average      1.88%
net assets

Ratio of expenses to average      1.87% E
net assets after  expense
reductions

Ratio of net investment           .05%
income (loss) to average net
assets

Portfolio turnover rate           209%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29


TRANSPORTATION PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT TRANSPORTATION           16.99%         53.19%       95.86%        285.47%

SELECT TRANSPORTATION (LOAD     13.41%         48.52%       89.91%        273.83%
ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Cyclical Industries          8.29%          25.75%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT TRANSPORTATION           53.19%       14.39%        14.45%

SELECT TRANSPORTATION (LOAD     48.52%       13.69%        14.10%
ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Cyclical Industries          25.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Transportation              S&P 500
             00512                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9511.33                     9959.00
  1989/10/31       8906.30                     9727.95
  1989/11/30       8984.37                     9926.40
  1989/12/31       9112.27                    10164.64
  1990/01/31       8540.04                     9482.59
  1990/02/28       8938.43                     9604.91
  1990/03/31       9206.44                     9859.44
  1990/04/30       8858.75                     9612.96
  1990/05/31       9184.71                    10550.22
  1990/06/30       9083.60                    10478.48
  1990/07/31       9053.42                    10444.95
  1990/08/31       7725.59                     9500.72
  1990/09/30       6729.71                     9038.04
  1990/10/31       6624.09                     8999.18
  1990/11/30       6895.69                     9580.52
  1990/12/31       7144.66                     9847.82
  1991/01/31       7755.77                    10277.18
  1991/02/28       8510.22                    11012.00
  1991/03/31       8517.76                    11278.49
  1991/04/30       8495.13                    11305.56
  1991/05/31       9166.59                    11793.96
  1991/06/30       9090.48                    11253.80
  1991/07/31       9643.03                    11778.23
  1991/08/31       9817.11                    12057.37
  1991/09/30       9635.46                    11856.01
  1991/10/31      10346.95                    12014.88
  1991/11/30       9703.58                    11530.68
  1991/12/31      11013.03                    12849.79
  1992/01/31      11111.43                    12610.79
  1992/02/29      11709.39                    12774.73
  1992/03/31      11429.33                    12525.62
  1992/04/30      11724.53                    12893.87
  1992/05/31      11966.74                    12957.05
  1992/06/30      11452.04                    12763.99
  1992/07/31      11618.56                    13286.04
  1992/08/31      11270.38                    13013.68
  1992/09/30      11716.96                    13167.24
  1992/10/31      12216.52                    13213.32
  1992/11/30      13102.10                    13663.90
  1992/12/31      13633.30                    13831.96
  1993/01/31      14243.86                    13948.15
  1993/02/28      14437.08                    14137.85
  1993/03/31      15403.16                    14436.15
  1993/04/30      15364.76                    14086.80
  1993/05/31      15938.71                    14464.33
  1993/06/30      15985.25                    14506.27
  1993/07/31      15985.25                    14448.25
  1993/08/31      16279.98                    14995.84
  1993/09/30      16318.76                    14880.37
  1993/10/31      16660.03                    15188.39
  1993/11/30      16753.10                    15044.10
  1993/12/31      17630.07                    15226.14
  1994/01/31      18402.87                    15743.82
  1994/02/28      18402.87                    15317.17
  1994/03/31      17910.31                    14649.34
  1994/04/30      18245.00                    14836.85
  1994/05/31      17951.70                    15080.17
  1994/06/30      17934.45                    14710.71
  1994/07/31      18538.30                    15193.22
  1994/08/31      19090.40                    15816.14
  1994/09/30      18581.44                    15428.65
  1994/10/31      18857.48                    15775.79
  1994/11/30      17727.41                    15201.24
  1994/12/31      18311.71                    15426.67
  1995/01/31      18188.31                    15826.69
  1995/02/28      19488.83                    16443.45
  1995/03/31      19745.13                    16928.70
  1995/04/30      20039.41                    17427.25
  1995/05/31      19441.36                    18123.82
  1995/06/30      19232.52                    18544.83
  1995/07/31      20884.28                    19159.78
  1995/08/31      20865.29                    19207.87
  1995/09/30      20675.43                    20018.44
  1995/10/31      20419.13                    19946.98
  1995/11/30      21121.60                    20822.65
  1995/12/31      21089.27                    21223.69
  1996/01/31      21410.63                    21946.15
  1996/02/29      22013.18                    22149.59
  1996/03/31      22545.44                    22362.89
  1996/04/30      23284.00                    22692.52
  1996/05/31      23314.29                    23277.76
  1996/06/30      23425.36                    23366.44
  1996/07/31      21729.04                    22334.12
  1996/08/31      21749.24                    22805.14
  1996/09/30      21850.21                    24088.62
  1996/10/31      21678.56                    24752.98
  1996/11/30      23213.32                    26624.06
  1996/12/31      23093.50                    26096.63
  1997/01/31      23259.34                    27727.15
  1997/02/28      23041.67                    27944.53
  1997/03/31      23746.50                    26796.29
  1997/04/30      24974.81                    28396.03
  1997/05/31      26672.13                    30124.78
  1997/06/30      27473.35                    31474.37
  1997/07/31      29392.06                    33978.79
  1997/08/31      28801.69                    32075.30
  1997/09/30      31648.12                    33832.06
  1997/10/31      30583.34                    32702.07
  1997/11/30      30446.29                    34215.85
  1997/12/31      30514.00                    34803.33
  1998/01/31      30571.37                    35188.26
  1998/02/28      32522.25                    37726.04
  1998/03/31      33692.78                    39657.99
  1998/04/30      33203.33                    40056.94
  1998/05/31      31625.59                    39368.37
  1998/06/30      32367.36                    40967.51
  1998/07/31      29635.74                    40531.21
  1998/08/31      24407.98                    34671.20
  1998/09/30      24372.66                    36892.24
  1998/10/31      26962.99                    39893.06
  1998/11/30      28293.48                    42310.97
  1998/12/31      29189.50                    44748.93
  1999/01/31      31793.19                    46620.33
  1999/02/28      31959.12                    45171.37
  1999/03/31      33733.20                    46978.68
  1999/04/30      38511.99                    48798.16
  1999/05/31      38021.30                    47646.04
  1999/06/30      39857.88                    50290.39
  1999/07/31      39871.90                    48720.33
  1999/08/31      37383.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990928 112910 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Transportation Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $37,383 - a 273.83% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                               % OF FUND'S NET ASSETS

AMR Corp.                       10.8

Burlington Northern Santa Fe    8.4
Corp.

Navistar International Corp.    8.1

Union Pacific Corp.             6.5

CSX Corp.                       5.5

Canadian National Railway Co.   5.4

Eaton Corp.                     5.3

Atlantic Coast Airlines         5.0
Holdings

Northwest Airlines Corp.        4.0
Class A

Kansas City Southern            3.9
Industries, Inc.

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Railroads 33.1%
Air Transportation 32.2%
Autos, Tires & Accessories 15.7%
Trucking & Freight 7.6%
Securities Industry 3.9%
All Others 7.5%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 7.5
Row: 1, Col: 2, Value: 3.9
Row: 1, Col: 3, Value: 7.6
Row: 1, Col: 4, Value: 15.7
Row: 1, Col: 5, Value: 32.2
Row: 1, Col: 6, Value: 33.1

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TRANSPORTATION PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Christopher Zepf)

Christopher Zepf,
Portfolio Manager
of Fidelity Select
Transportation Portfolio

Q. HOW DID THE FUND PERFORM, CHRIS?

A. For the six-month period that ended August 31, 1999, the fund returned 16.99%. For the same six-month period, the Standard & Poor's 500 Index returned 7.32%. For another comparison, the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned 8.29%. For the 12-month period that ended August 31, 1999, the fund returned 53.19%. That compared to the 39.82% return for the Standard & Poor's index and the 25.75% return for Goldman Sachs index during the same 12-month period.

Q. WHY DID THE FUND OUTPERFORM THE INDEXES?

A. Against a relatively weak environment for the transportation industry, it really came down to owning the right stocks. Transportation stocks are cyclical, meaning their performance is closely linked to expectations about the economy's potential strength or weakness. While the news on that front was encouraging - with the United States experiencing continued strong economic growth and Asia showing signs of a rebound - other factors weighed on transportation stocks. In particular, the price of oil - which is a major expense for most transportation companies - rose substantially during the period.

Q. WHICH STOCKS PERFORMED WELL FOR THE FUND?

A. Truck, bus and diesel engine manufacturer Navistar International performed well, thanks to continued strong demand in key markets. PACCAR, the second-largest truck manufacturer in the U.S., also benefited from rising demand for heavy- and medium-duty trucks from North America and Europe. Another helpful stock was railroad company Union Pacific, which had come under pressure due to operational problems before the period began. Later, however, it was clear that the company had made the necessary adjustments and its earnings surprised investors on the upside. That said, I pared back the fund's stake in Union Pacific in the spring in response to its very quick rise amid a cyclical stock rally.

Q. WHICH HOLDINGS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE PAST SIX MONTHS?

A. Railroad company Burlington Northern performed poorly when its earnings came under pressure because of weak levels of coal, grain and other freight shipments. But I continued to maintain the fund's holdings in the company, in part because I believed it was poised to benefit from increased demand for grain from Asia. The fund's holdings in major airline carriers also were disappointing because capacity began to overwhelm demand. Here, too, I held on to selected major carriers so that I could maintain a level of diversification for the portfolio and because many were more attractively valued than they were at the beginning of the period. In particular, AMR, the parent company of American Airlines, became the fund's largest holding by the end of the period. It owns 82% of the fast-growing reservations system, Sabre, and I believed that the airline portion of the company was selling at a significant discount to what I felt was its fair value.

Q. CAN YOU TELL US ABOUT SOME OF THE CHANGES YOU MADE DURING THE
PERIOD?

A. Sure. As I mentioned earlier, the spring rally in cyclical stocks pushed some of the fund's holdings to highs that I felt were unsustainable over the short term. So I sold some of the better performers to lock in gains and find more attractively priced alternatives. I added to the fund's stake in diversified manufacturer Eaton Corporation, which performed well. I also added to Atlantic Coast Airlines, which I was able to buy in early summer at roughly half its spring price.

Q. WHAT FACTORS WILL SHAPE THE PERFORMANCE OF TRANSPORTATION STOCKS OVER THE NEXT SIX MONTHS OR SO?

A. Across the sector, the price of fuel likely will be a major issue. Throughout much of 1998, transportation companies got a boost from low oil costs and then came under pressure when oil prices marched higher. Another key will be the global economy. If the U.S. economy remains strong and Asia continues on its current recovery path, transportation stocks stand poised to benefit.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: September 29, 1986

FUND NUMBER: 512

TRADING SYMBOL: FSRFX

SIZE: as of August 31, 1999, more than $20 million

MANAGER: Christopher Zepf, since 1998;
manager, Fidelity Select Air Transportation
Portfolio, since 1998; joined Fidelity in 1998

TRANSPORTATION PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 95.8%

                                 SHARES                    VALUE (NOTE 1)

AIR TRANSPORTATION - 32.2%

America West Holding Corp.        18,800                   $ 366,600
Class B (a)

AMR Corp. (a)                     38,000                    2,227,747

Atlantic Coast Airlines           51,400                    1,021,575
Holdings (a)

Comair Holdings, Inc.             8,500                     179,563

Delta Air Lines, Inc.             14,000                    711,375

Mesaba Holdings, Inc. (a)         2,500                     30,938

Northwest Airlines Corp.          28,000                    826,000
Class A (a)

SkyWest, Inc.                     21,000                    422,625

Southwest Airlines Co.            38,725                    646,223

UAL Corp. (a)                     3,000                     194,438

                                                            6,627,084

AUTOS, TIRES, & ACCESSORIES -
15.7%

Eaton Corp.                       11,100                    1,087,800

Navistar International Corp.      34,400                    1,672,700
(a)

PACCAR, Inc.                      8,400                     463,050

                                                            3,223,550

COMPUTER SERVICES & SOFTWARE
- 1.7%

Sabre Group Holdings, Inc.        6,400                     358,400
Class A (a)

LEASING & RENTAL - 1.1%

Ryder Systems, Inc.               10,700                    236,069

RAILROADS - 33.1%

Burlington Northern Santa Fe      59,700                    1,731,300
Corp.

Canadian National Railway Co.     17,600                    1,118,499

Canadian Pacific Ltd.             32,000                    752,563

CSX Corp.                         26,000                    1,135,875

MotivePower Industries, Inc.      60,000                    742,500
(a)

Union Pacific Corp.               27,200                    1,324,300

                                                            6,805,037

SECURITIES INDUSTRY - 3.9%

Kansas City Southern              17,100                    791,944
Industries, Inc.

SHIPPING - 0.5%

Kirby Corp. (a)                   5,000                     100,000

TRUCKING & FREIGHT - 7.6%

Air Express International         5,000                     122,188
Corp.

Airborne Freight Corp.            6,000                     151,125

Circle International Group,       7,900                     195,525
Inc.

CNF Transportation, Inc.          7,000                     272,563

Consolidated Freightways          8,000                     86,500
Corp. (a)

Eagle USA Airfreight, Inc. (a)    3,600                     100,800

Expeditors International of       7,000                     226,188
Washington, Inc.

Hunt (J.B.) Transport             5,000                     74,063
Services, Inc.



                                 SHARES                    VALUE (NOTE 1)

USFreightways Corp.               4,800                    $ 232,800

Werner Enterprises, Inc.          5,000                     105,781

                                                            1,567,533

TOTAL COMMON STOCKS                                        19,709,617
(Cost $18,979,027)

CASH EQUIVALENTS - 6.8%



Taxable Central Cash Fund,        1,399,483                 1,399,483
5.20% (b) (Cost $1,399,483)

TOTAL INVESTMENT PORTFOLIO -                                21,109,100
102.6%
(Cost $20,378,510)

NET OTHER ASSETS - (2.6%)                                   (530,993)

NET ASSETS - 100%                                         $ 20,578,107

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $48,861,220 and $50,725,200, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $6,961 for the period.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $20,495,745. Net unrealized appreciation aggregated $613,355, of which $1,880,893 related to appreciated investment securities and $1,267,538 related to depreciated investment securities.

TRANSPORTATION PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                            AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at               $ 21,109,100
value  (cost $20,378,510) -
See accompanying schedule

Receivable for investments                  1,056,369
sold

Receivable for fund shares                  131,807
sold

Dividends receivable                        16,732

Interest receivable                         5,651

Redemption fees receivable                  582

 TOTAL ASSETS                               22,320,241

LIABILITIES

Payable for investments        $ 356,804
purchased

Payable for fund shares         1,348,213
redeemed

Accrued management fee          12,250

Other payables and accrued      24,867
expenses

 TOTAL LIABILITIES                          1,742,134

NET ASSETS                                 $ 20,578,107

Net Assets consist of:

Paid in capital                            $ 16,551,222

Accumulated net investment                  (49,855)
loss

Accumulated undistributed net               3,346,133
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 730,607
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 771,512                    $ 20,578,107
shares outstanding

NET ASSET VALUE and                         $26.67
redemption price per share
($20,578,107 (divided by)
771,512 shares)

Maximum offering price per                  $27.49
share (100/97.00 of $26.67)

STATEMENT OF OPERATIONS
                           SIX MONTHS ENDED AUGUST 31,
                                      1999 (UNAUDITED)

INVESTMENT INCOME                            $ 118,646
Dividends

Interest                                      44,691

 TOTAL INCOME                                 163,337

EXPENSES

Management fee                   $ 80,029

Transfer agent fees               82,624

Accounting fees and expenses      30,305

Non-interested trustees'          37
compensation

Custodian fees and expenses       8,872

Registration fees                 19,717

Audit                             3,701

Legal                             17

 Total expenses before            225,302
reductions

 Expense reductions               (12,110)    213,192

NET INVESTMENT INCOME (LOSS)                  (49,855)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            3,604,694

 Foreign currency transactions    1,629       3,606,323

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (528,948)

 Assets and liabilities in        (1,141)     (530,089)
foreign currencies

NET GAIN (LOSS)                               3,076,234

NET INCREASE (DECREASE) IN                   $ 3,026,379
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 78,955
charges paid to FDC

 Sales charges - Retained by                 $ 78,755
FDC

 Deferred sales charges                      $ 154
withheld   by FDC

 Exchange fees withheld by FSC               $ 1,935

 Expense reductions  Directed                $ 12,053
brokerage arrangements

  Custodian credits                           57

                                             $ 12,110

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (49,855)                   $ (164,660)
income (loss)

 Net realized gain (loss)         3,606,323                    6,235,364

 Change in net unrealized         (530,089)                    (6,047,484)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       3,026,379                    23,220
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,575,601)                  (2,602,131)
from net realized gains

Share transactions Net            34,574,749                   28,194,142
proceeds from sales of shares

 Reinvestment of distributions    1,519,459                    2,518,945

 Cost of shares redeemed          (36,881,407)                 (72,656,072)

 NET INCREASE (DECREASE) IN       (787,199)                    (41,942,985)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  59,736                       94,942

  TOTAL INCREASE (DECREASE)       723,315                      (44,426,954)
IN NET ASSETS

NET ASSETS

 Beginning of period              19,854,792                   64,281,746

 End of period (including        $ 20,578,107                 $ 19,854,792
accumulated net investment
loss of $49,855 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             1,264,381                    1,116,624

 Issued in reinvestment of        62,324                       97,938
distributions

 Redeemed                         (1,348,194)                  (2,690,132)

 Net increase (decrease)          (21,489)                     (1,475,570)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                 1998      1997      1996 I    1995

Net asset value, beginning of    $ 25.04                      $ 28.34              $ 22.23   $ 21.92   $ 20.53   $ 21.67
period

Income from Investment
Operations

Net investment income (loss) D    (.05)                        (.18)                (.02)     (.13)     (.09) E   (.17)

Net realized and unrealized       4.02                         (.58) F              8.85      1.06      2.60      1.17
gain (loss)

Total from investment             3.97                         (.76)                8.83      .93       2.51      1.00
operations

Less Distributions

From net realized gain            (2.40)                       (2.64)               (2.80)    (.71)     (1.22)    (2.19)

Redemption fees added to paid     .06                          .10                  .08       .09       .10       .05
in capital

Net asset value, end of period   $ 26.67                      $ 25.04              $ 28.34   $ 22.23   $ 21.92   $ 20.53

TOTAL RETURN B, C                 16.99%                       (1.73)%              41.15%    4.67%     12.95%    5.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 20,578                     $ 19,855             $ 64,282  $ 8,890   $ 11,445  $ 12,704
(000 omitted)

Ratio of expenses to average      1.62% A                      1.96%                1.58%     2.50% G   2.47% G   2.37%
net assets

Ratio of expenses to average      1.54% A, H                   1.90% H              1.54% H   2.48% H   2.44% H   2.36% H
net assets after  expense
reductions

Ratio of net investment           (.36)% A                     (.68)%               (.06)%    (.58)%    (.43)%    (.83)%
income (loss) to average net
assets

Portfolio turnover rate           393% A                       182%                 210%      148%      175%      178%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH
AMOUNTED TO $.05 PER SHARE. F THE AMOUNT SHOWN  FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE
AGGREGATE NET GAIN ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND
SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND. G FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER. H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES  WHO
EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. I FOR THE YEAR ENDED FEBRUARY 29



BANKING PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999       PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT BANKING                      -4.87%         19.09%       161.38%       482.73%

SELECT BANKING (LOAD ADJ.)          -7.80%         15.45%       153.46%       465.18%

S&P 500                             7.32%          39.82%       206.52%       384.79%

GS Financial Services               -3.19%         20.67%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT BANKING                  19.09%       21.19%        19.27%

SELECT BANKING (LOAD ADJ.)      15.45%       20.44%        18.91%

S&P 500                         39.82%       25.11%        17.10%

GS Financial Services           20.67%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             BANKING                     S&P 500
             00507                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9780.29                     9959.00
  1989/10/31       8875.24                     9727.95
  1989/11/30       8860.65                     9926.40
  1989/12/31       8671.75                    10164.64
  1990/01/31       7890.45                     9482.59
  1990/02/28       8215.35                     9604.91
  1990/03/31       8014.22                     9859.44
  1990/04/30       7557.81                     9612.96
  1990/05/31       8083.84                    10550.22
  1990/06/30       7766.67                    10478.48
  1990/07/31       7294.79                    10444.95
  1990/08/31       6614.05                     9500.72
  1990/09/30       5809.53                     9038.04
  1990/10/31       5639.35                     8999.18
  1990/11/30       6389.71                     9580.52
  1990/12/31       6879.37                     9847.82
  1991/01/31       7335.89                    10277.18
  1991/02/28       7957.71                    11012.00
  1991/03/31       8406.37                    11278.49
  1991/04/30       8973.09                    11305.56
  1991/05/31       9555.55                    11793.96
  1991/06/30       8988.83                    11253.80
  1991/07/31       9736.59                    11778.23
  1991/08/31      10437.12                    12057.37
  1991/09/30      10232.47                    11856.01
  1991/10/31      10657.51                    12014.88
  1991/11/30      10169.50                    11530.68
  1991/12/31      11405.50                    12849.79
  1992/01/31      12118.86                    12610.79
  1992/02/29      13097.66                    12774.73
  1992/03/31      12915.18                    12525.62
  1992/04/30      13670.01                    12893.87
  1992/05/31      14250.66                    12957.05
  1992/06/30      14392.85                    12763.99
  1992/07/31      14409.55                    13286.04
  1992/08/31      13641.48                    13013.68
  1992/09/30      14275.97                    13167.24
  1992/10/31      14885.41                    13213.32
  1992/11/30      16104.30                    13663.90
  1992/12/31      16939.73                    13831.96
  1993/01/31      17645.55                    13948.15
  1993/02/28      18194.53                    14137.85
  1993/03/31      18970.06                    14436.15
  1993/04/30      17993.47                    14086.80
  1993/05/31      17817.58                    14464.33
  1993/06/30      18811.35                    14506.27
  1993/07/31      18864.12                    14448.25
  1993/08/31      19127.96                    14995.84
  1993/09/30      19787.54                    14880.37
  1993/10/31      18723.41                    15188.39
  1993/11/30      18134.18                    15044.10
  1993/12/31      18832.32                    15226.14
  1994/01/31      19930.61                    15743.82
  1994/02/28      19370.70                    15317.17
  1994/03/31      19047.67                    14649.34
  1994/04/30      20057.02                    14836.85
  1994/05/31      21059.33                    15080.17
  1994/06/30      20536.38                    14710.71
  1994/07/31      21081.11                    15193.22
  1994/08/31      21625.85                    15816.14
  1994/09/30      20340.28                    15428.65
  1994/10/31      20253.12                    15775.79
  1994/11/30      18945.77                    15201.24
  1994/12/31      18873.42                    15426.67
  1995/01/31      19824.04                    15826.69
  1995/02/28      20879.01                    16443.45
  1995/03/31      21052.90                    16928.70
  1995/04/30      21574.59                    17427.25
  1995/05/31      22988.93                    18123.82
  1995/06/30      23278.76                    18544.83
  1995/07/31      24183.01                    19159.78
  1995/08/31      25087.27                    19207.87
  1995/09/30      26223.38                    20018.44
  1995/10/31      26095.86                    19946.98
  1995/11/30      27591.36                    20822.65
  1995/12/31      27700.08                    21223.69
  1996/01/31      28605.71                    21946.15
  1996/02/29      29426.81                    22149.59
  1996/03/31      30296.21                    22362.89
  1996/04/30      30037.49                    22692.52
  1996/05/31      30545.34                    23277.76
  1996/06/30      30310.00                    23366.44
  1996/07/31      30359.54                    22334.12
  1996/08/31      31895.48                    22805.14
  1996/09/30      33468.58                    24088.62
  1996/10/31      35611.46                    24752.98
  1996/11/30      38621.40                    26624.06
  1996/12/31      37640.69                    26096.63
  1997/01/31      40416.51                    27727.15
  1997/02/28      42177.10                    27944.53
  1997/03/31      39337.02                    26796.29
  1997/04/30      41470.35                    28396.03
  1997/05/31      42930.66                    30124.78
  1997/06/30      45373.14                    31474.37
  1997/07/31      50258.08                    33978.79
  1997/08/31      47208.22                    32075.30
  1997/09/30      50787.93                    33832.06
  1997/10/31      50038.39                    32702.07
  1997/11/30      52338.71                    34215.85
  1997/12/31      54788.81                    34803.33
  1998/01/31      53067.07                    35188.26
  1998/02/28      57631.69                    37726.04
  1998/03/31      60821.58                    39657.99
  1998/04/30      61845.81                    40056.94
  1998/05/31      60154.56                    39368.37
  1998/06/30      61724.04                    40967.51
  1998/07/31      61818.75                    40531.21
  1998/08/31      47463.38                    34671.20
  1998/09/30      51576.51                    36892.24
  1998/10/31      56271.43                    39893.06
  1998/11/30      58097.99                    42310.97
  1998/12/31      61279.26                    44748.93
  1999/01/31      59706.90                    46620.33
  1999/02/28      59421.01                    45171.37
  1999/03/31      59363.84                    46978.68
  1999/04/30      65525.97                    48798.16
  1999/05/31      61198.79                    47646.04
  1999/06/30      63324.69                    50290.39
  1999/07/31      59510.13                    48720.33
  1999/08/31      56518.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990924 102525 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Banking Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $56,518 - a 465.18% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Bank of New York Co., Inc.    9.7

Wells Fargo & Co.             6.2

Chase Manhattan Corp.         5.8

Mellon Bank Corp.             5.6

Fleet Financial Group, Inc.   5.0

Bank of America Corp.         4.3

Comerica, Inc.                4.0

Fifth Third Bancorp           3.9

SunTrust Banks, Inc.          3.4

Marshall & Ilsley Corp.       3.3

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Banks 78.9%
Credit & Other Finance 12.3%
Computer Services
& Software 0.8%
All Others 8.0%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 8.0
Row: 1, Col: 2, Value: 0.8
Row: 1, Col: 3, Value: 12.3
Row: 1, Col: 4, Value: 78.90000000000001

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

BANKING PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Yolanda McGettigan)

Yolanda McGettigan, Portfolio Manager
of Fidelity Select
Banking Portfolio

Q. HOW DID THE FUND PERFORM, YOLANDA?

A. It was a tough time for bank stocks. For the six months that ended August 31, 1999, the fund returned -4.87%. Over the same period, the Standard & Poor's 500 Index returned 7.32%, while the Goldman Sachs Financial Services Index - an index of 271 stocks designed to measure the performance of companies in the financial services sector - returned -3.19%. For the 12 months that ended August 31, 1999, the fund returned 19.09%, compared to 39.82% for the S&P 500 and 20.67% for the Goldman Sachs index.

Q. WHAT FACTORS CONTRIBUTED TO THE SUBPAR PERFORMANCE OF BANK STOCKS DURING THE PERIOD?

A. Federal Reserve Board monetary policy was the key culprit. The Fed raised interest rates twice during the period - in June and again in August - and bank stocks suffered. Typically, when interest rates rise, so do concerns over credit and loan volumes, two of the bigger drivers behind banks' earnings growth. Beyond that, the perception that we were nearing the end of an extended economic growth cycle seemed to persist among investors. In terms of the fund's relative performance, the Goldman Sachs index may have included more companies with capital markets exposure. Due to the stock market's steady overall performance, companies with stock-market-related revenues - such as Chase Manhattan and Citigroup - fared a bit better during the period than those without stock market exposure.

Q. WHICH STOCKS PERFORMED WELL DURING THE PERIOD? WHICH DID NOT?

A. Bank of New York, the fund's largest holding at the end of the period, performed well, as did positions in both American Express and MBNA. Bank of New York benefited from solid revenue streams and its exposure to the securities processing industry, while American Express and MBNA - two of the leaders in the credit card arena - performed nicely due to positive consumer credit trends. Disappointments, on the other hand, included U.S. Bancorp and State Street. U.S. Bancorp experienced slower-than-expected earnings growth during the period, while State Street - also a victim of slower earnings growth - began to show signs of an unfavorable revenue/expense balance.

Q. THE FUND'S NAME RECENTLY WAS CHANGED FROM REGIONAL BANKS PORTFOLIO TO BANKING PORTFOLIO. WHAT PROMPTED THIS CHANGE?

A. The evolution of the industry, mainly. As the banking sector has changed over time, fewer banks concentrate their activities within a specific geographic region. With the consolidation of the industry, banks are spreading their operations across multiple states and regions within the U.S., blurring the distinction between regional and non-regional banks.

Q. WHAT ARE YOUR MAIN CONCERNS SURROUNDING Y2K?

A. My concerns revolve more around potential investor behavior rather than the banks' overall readiness for the event. For instance, investors may opt for safer types of investments as the millennium approaches. From a systems standpoint, everything I read and hear - including encouraging remarks from the chairman of the Federal Reserve Board - indicates that most banks are very well-prepared.

Q. WHAT'S YOUR OUTLOOK?

A. Overall, I'm cautious. I think there are still some fears out there that the Fed may raise rates again in early October. Also, concerns regarding the economic cycle won't vanish until we actually see hard evidence that the cycle is ending. From a fundamental standpoint, banks did well during this past period. But if interest-rate and economic fears continue to outweigh fundamental performance, the stocks may continue to struggle. Lastly, as we enter 2000, an anticipated jump in merger and acquisition activity could give the sector a boost.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 507

TRADING SYMBOL: FSRBX

SIZE: as of August 31, 1999, more than
$652 million

MANAGER: Yolanda McGettigan, since April
1999; manager, Fidelity Select Construction &
Housing Portfolio, 1997-1999; analyst,
appliances, building materials, homebuilding, engineering and construction industries,
1997-1999; banking industry, April
1999-present; joined Fidelity in 1997

BANKING PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 92.0%

                                 SHARES                     VALUE (NOTE 1)

BANKS - 78.9%

AmSouth Bancorp.                  17,500                    $ 382,813

Bank of America Corp.             461,306                    27,909,013

Bank of New York Co., Inc.        1,764,896                  63,095,029

Bank One Corp.                    263,726                    10,582,006

BankBoston Corp.                  300,000                    13,931,250

BB&T Corp.                        301,300                    10,093,550

CCB Financial Corp.               102,300                    4,833,675

Centura Banks, Inc.               161,500                    7,479,469

Chase Manhattan Corp.             450,000                    37,659,375

Comerica, Inc.                    503,850                    26,231,691

Compass Bancshares, Inc.          193,000                    5,126,563

Fifth Third Bancorp               380,000                    25,175,000

First Security Corp.              230,375                    4,996,258

First Tennessee National          229,400                    7,340,800
Corp.

First Union Corp.                 350,000                    14,525,000

Firstmerit Corp.                  280,000                    7,358,750

KeyCorp                           150,000                    4,350,000

M&T Bank Corp.                    28,700                     13,316,800

Marshall & Ilsley Corp.           373,000                    21,843,813

Mellon Bank Corp.                 1,102,000                  36,779,250

North Fork Bancorp, Inc.          242,000                    4,386,250

Northern Trust Corp.              250,000                    21,203,125

PNC Financial Corp.               200,000                    10,462,500

SouthTrust Corp.                  218,400                    7,712,250

State Street Corp.                197,800                    11,843,275

Summit Bancorp                    190,000                    6,341,250

SunTrust Banks, Inc.              341,147                    21,940,016

Synovus Finanical Corp.           197,175                    3,721,678

U.S. Bancorp                      372,696                    11,506,989

US Trust Corp.                    150,000                    12,468,750

Wachovia Corp.                    87,300                     6,842,138

Wells Fargo & Co.                 1,016,760                  40,479,758

Zions Bancorp                     255,500                    12,711,125

                                                             514,629,209

COMPUTER SERVICES & SOFTWARE
- 0.8%

Online Resources & Comms          175,000                    3,128,125
Corp. (a)

Sanchez Computer Associates,      50,000                     2,237,500
Inc. (a)

                                                             5,365,625

CREDIT & OTHER FINANCE - 12.3%

American Express Co.              83,100                     11,426,250

Associates First Capital          327,400                    11,233,913
Corp. Class A

Citigroup, Inc.                   327,450                    14,551,059

Fleet Financial Group, Inc.       818,734                    32,595,847

Household International, Inc.     279,800                    10,562,450

                                                             80,369,519

TOTAL COMMON STOCKS                                         600,364,353
(Cost $465,917,706)

CASH EQUIVALENTS - 5.4%

                                 SHARES                     VALUE (NOTE 1)

Central Cash Collateral Fund,     3,326,800                 $ 3,326,800
5.26% (b)

Taxable Central Cash Fund,        32,180,808                 32,180,808
5.20% (b)

TOTAL CASH EQUIVALENTS                                       35,507,608
(Cost $35,507,608)

TOTAL INVESTMENT PORTFOLIO -                                635,871,961
97.4%  (Cost $501,425,314)

NET OTHER ASSETS - 2.6%                                      16,905,505

NET ASSETS - 100%                                         $ 652,777,466

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $280,566,208 and $530,969,599, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $6,412 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $3,316,150. The fund received cash collateral of $3,326,800 which was invested in the Central Cash Collateral Fund.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $2,914,250. The weighted average interest rate was 5.46%.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $503,078,320. Net unrealized appreciation aggregated $132,793,641, of which $152,717,433 related to appreciated investment securities and $19,923,792 related to depreciated investment securities.

BANKING PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                               AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 635,871,961
value  (cost $501,425,314) -
 See accompanying schedule

Receivable for investments                    26,491,196
sold

Receivable for fund shares                    188,249
sold

Dividends receivable                          987,598

Interest receivable                           89,166

Redemption fees receivable                    1,806

Other receivables                             3,584

 TOTAL ASSETS                                 663,633,560

LIABILITIES

Payable for investments         $ 3,229,844
purchased

Payable for fund shares          3,517,840
redeemed

Accrued management fee           337,050

Other payables and  accrued      444,560
expenses

Collateral on securities         3,326,800
loaned,  at value

 TOTAL LIABILITIES                            10,856,094

NET ASSETS                                   $ 652,777,466

Net Assets consist of:

Paid in capital                              $ 386,556,197

Undistributed net investment                  3,365,942
income

Accumulated undistributed net                 128,408,680
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   134,446,647
(depreciation) on investments

NET ASSETS, for 17,412,330                   $ 652,777,466
shares outstanding

NET ASSET VALUE and                           $37.49
redemption price per share
($652,777,466 (divided by)
17,412,330 shares)

Maximum offering price per                    $38.65
share (100/97.00 of $37.49)

STATEMENT OF OPERATIONS
                               SIX MONTHS ENDED AUGUST 31,
                                          1999 (UNAUDITED)

INVESTMENT INCOME                              $ 7,823,370
Dividends

Interest                                        543,519

Security lending                                1,354

 TOTAL INCOME                                   8,368,243

EXPENSES

Management fee                   $ 2,432,382

Transfer agent fees               2,280,654

Accounting and security           280,758
lending fees

Non-interested trustees'          809
compensation

Custodian fees and expenses       10,962

Registration fees                 74,830

Audit                             26,415

Legal                             516

Interest                          1,766

 Total expenses before            5,109,092
reductions

 Expense reductions               (110,291)     4,998,801

NET INVESTMENT INCOME                           3,369,442

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            128,933,894

 Foreign currency transactions    (10,972)      128,922,922

Change in net unrealized                        (158,684,710)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                 (29,761,788)

NET INCREASE (DECREASE) IN                     $ (26,392,346)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 297,059
charges paid to FDC

 Sales charges - Retained by                   $ 295,900
FDC

 Deferred sales charges                        $ 5,736
withheld   by FDC

 Exchange fees withheld by FSC                 $ 50,003

 Expense reductions  Directed                  $ 109,897
brokerage arrangements

  Transfer agent credits                        394

                                               $ 110,291

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 3,369,442                  $ 11,351,194
income

 Net realized gain (loss)         128,922,922                  135,492,386

 Change in net unrealized         (158,684,710)                (123,702,888)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (26,392,346)                 23,140,692
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (3,327,347)                  (7,938,530)
From net investment income

 From net realized gain           (43,463,275)                 (74,512,814)

 TOTAL DISTRIBUTIONS              (46,790,622)                 (82,451,344)

Share transactions Net            91,771,001                   506,783,832
proceeds from sales of shares

 Reinvestment of distributions    44,722,583                   79,475,689

 Cost of shares redeemed          (336,743,016)                (940,968,587)

 NET INCREASE (DECREASE) IN       (200,249,432)                (354,709,066)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  381,328                      952,621

  TOTAL INCREASE (DECREASE)       (273,051,072)                (413,067,097)
IN NET ASSETS

NET ASSETS

 Beginning of period              925,828,538                  1,338,895,635

 End of period (including        $ 652,777,466                $ 925,828,538
undistributed net investment
income of $3,365,942 and
$5,985,670, respectively)

OTHER INFORMATION
Shares

 Sold                             2,159,905                    11,696,257

 Issued in reinvestment of        1,088,934                    1,891,390
distributions

 Redeemed                         (8,108,335)                  (22,324,276)

 Net increase (decrease)          (4,859,496)                  (8,736,629)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998         1997       1996 F

Net asset value, beginning of    $ 41.57                      $ 43.18                   $ 32.82      $ 24.37    $ 18.01
period

Income from Investment
Operations

Net investment income D           .17                          .39                       .40          .37        .52

Net realized and unrealized       (2.02)                       .91                       11.41        9.70       6.78
gain (loss)

Total from investment             (1.85)                       1.30                      11.81        10.07      7.30
operations

Less Distributions

 From net investment income       (.16)                        (.28)                     (.28)        (.27)      (.25)

From net realized gain            (2.09)                       (2.66)                    (1.23)       (1.40)     (.72)

Total distributions               (2.25)                       (2.94)                    (1.51)       (1.67)     (.97)

Redemption fees added to paid     .02                          .03                       .06          .05        .03
in capital

Net asset value, end of period   $ 37.49                      $ 41.57                   $ 43.18      $ 32.82    $ 24.37

TOTAL RETURN B, C                 (4.87)%                      3.10%                     36.64%       43.33%     40.94%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 652,777                    $ 925,829                 $ 1,338,896  $ 837,952  $ 315,178
(000 omitted)

Ratio of expenses to average      1.20% A                      1.17%                     1.25%        1.46%      1.41%
net assets

Ratio of expenses to average      1.18% A, E                   1.16% E                   1.24% E      1.45% E    1.40% E
net assets after  expense
reductions

Ratio of net investment           .79% A                       .91%                      1.07%        1.36%      2.42%
income to average net assets

Portfolio turnover rate           70% A                        22%                       25%          43%        103%


FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 17.99
period

Income from Investment
Operations

Net investment income D           .37

Net realized and unrealized       .87
gain (loss)

Total from investment             1.24
operations

Less Distributions

 From net investment income       (.29)

From net realized gain            (.98)

Total distributions               (1.27)

Redemption fees added to paid     .05
in capital

Net asset value, end of period   $ 18.01

TOTAL RETURN B, C                 7.79%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 164,603
(000 omitted)

Ratio of expenses to average      1.58%
net assets

Ratio of expenses to average      1.56% E
net assets after  expense
reductions

Ratio of net investment           1.99%
income to average net assets

Portfolio turnover rate           106%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29


BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT BROKERAGE AND            2.36%          30.19%       200.24%       453.09%
INVESTMENT MANAGEMENT

SELECT BROKERAGE AND            -0.79%         26.21%       191.16%       436.43%
INVESTMENT MANAGEMENT  (LOAD
ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Financial Services           -3.19%         20.67%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT BROKERAGE AND            30.19%       24.59%        18.65%
INVESTMENT MANAGEMENT

SELECT BROKERAGE AND            26.21%       23.83%        18.29%
INVESTMENT MANAGEMENT  (LOAD
ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Financial Services           20.67%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Brokerage/Invt. Mgt         S&P 500
             00068                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9396.88                     9959.00
  1989/10/31       8634.17                     9727.95
  1989/11/30       8546.17                     9926.40
  1989/12/31       8340.07                    10164.64
  1990/01/31       7973.58                     9482.59
  1990/02/28       8241.01                     9604.91
  1990/03/31       8468.83                     9859.44
  1990/04/30       7894.34                     9612.96
  1990/05/31       8647.12                    10550.22
  1990/06/30       8636.97                    10478.48
  1990/07/31       8329.57                    10444.95
  1990/08/31       7199.13                     9500.72
  1990/09/30       6584.33                     9038.04
  1990/10/31       6177.77                     8999.18
  1990/11/30       6584.33                     9580.52
  1990/12/31       6990.89                     9847.82
  1991/01/31       7572.63                    10277.18
  1991/02/28       8324.88                    11012.00
  1991/03/31       9177.43                    11278.49
  1991/04/30       9307.82                    11305.56
  1991/05/31       9799.28                    11793.96
  1991/06/30       9146.79                    11253.80
  1991/07/31       9849.62                    11778.23
  1991/08/31      10070.51                    12057.37
  1991/09/30      10592.61                    11856.01
  1991/10/31      11295.44                    12014.88
  1991/11/30      10672.93                    11530.68
  1991/12/31      12741.25                    12849.79
  1992/01/31      12921.98                    12610.79
  1992/02/29      12841.66                    12774.73
  1992/03/31      12500.28                    12525.62
  1992/04/30      11526.37                    12893.87
  1992/05/31      11496.24                    12957.05
  1992/06/30      11225.15                    12763.99
  1992/07/31      11857.70                    13286.04
  1992/08/31      11516.33                    13013.68
  1992/09/30      11436.00                    13167.24
  1992/10/31      11948.06                    13213.32
  1992/11/30      13022.38                    13663.90
  1992/12/31      13393.88                    13831.96
  1993/01/31      14187.07                    13948.15
  1993/02/28      14277.43                    14137.85
  1993/03/31      15422.04                    14436.15
  1993/04/30      15371.82                    14086.80
  1993/05/31      15874.16                    14464.33
  1993/06/30      16627.68                    14506.27
  1993/07/31      17180.26                    14448.25
  1993/08/31      18536.60                    14995.84
  1993/09/30      18878.20                    14880.37
  1993/10/31      18265.33                    15188.39
  1993/11/30      17762.99                    15044.10
  1993/12/31      20000.43                    15226.14
  1994/01/31      20426.67                    15743.82
  1994/02/28      19399.32                    15317.17
  1994/03/31      17224.41                    14649.34
  1994/04/30      17082.33                    14836.85
  1994/05/31      17497.64                    15080.17
  1994/06/30      18164.32                    14710.71
  1994/07/31      17738.09                    15193.22
  1994/08/31      17869.24                    15816.14
  1994/09/30      17191.63                    15428.65
  1994/10/31      17180.70                    15775.79
  1994/11/30      15989.41                    15201.24
  1994/12/31      16546.80                    15426.67
  1995/01/31      16339.15                    15826.69
  1995/02/28      16951.18                    16443.45
  1995/03/31      17126.05                    16928.70
  1995/04/30      17644.90                    17427.25
  1995/05/31      18637.08                    18123.82
  1995/06/30      19685.63                    18544.83
  1995/07/31      20632.70                    19159.78
  1995/08/31      20441.03                    19207.87
  1995/09/30      21681.25                    20018.44
  1995/10/31      20474.85                    19946.98
  1995/11/30      20970.94                    20822.65
  1995/12/31      20450.89                    21223.69
  1996/01/31      21784.13                    21946.15
  1996/02/29      22010.30                    22149.59
  1996/03/31      22998.33                    22362.89
  1996/04/30      23138.30                    22692.52
  1996/05/31      23904.71                    23277.76
  1996/06/30      23831.72                    23366.44
  1996/07/31      22371.89                    22334.12
  1996/08/31      23223.46                    22805.14
  1996/09/30      24415.65                    24088.62
  1996/10/31      25279.38                    24752.98
  1996/11/30      27761.09                    26624.06
  1996/12/31      28561.15                    26096.63
  1997/01/31      30644.38                    27727.15
  1997/02/28      31753.79                    27944.53
  1997/03/31      28536.50                    26796.29
  1997/04/30      31623.65                    28396.03
  1997/05/31      33983.07                    30124.78
  1997/06/30      35959.54                    31474.37
  1997/07/31      39912.50                    33978.79
  1997/08/31      38689.55                    32075.30
  1997/09/30      44334.87                    33832.06
  1997/10/31      42049.57                    32702.07
  1997/11/30      43964.28                    34215.85
  1997/12/31      46359.14                    34803.33
  1998/01/31      44346.80                    35188.26
  1998/02/28      50031.64                    37726.04
  1998/03/31      52823.76                    39657.99
  1998/04/30      55126.78                    40056.94
  1998/05/31      53840.62                    39368.37
  1998/06/30      56718.57                    40967.51
  1998/07/31      57202.47                    40531.21
  1998/08/31      41208.19                    34671.20
  1998/09/30      37935.48                    36892.24
  1998/10/31      43373.02                    39893.06
  1998/11/30      48797.83                    42310.97
  1998/12/31      48988.85                    44748.93
  1999/01/31      53827.88                    46620.33
  1999/02/28      52414.37                    45171.37
  1999/03/31      56565.75                    46978.68
  1999/04/30      60906.97                    48798.16
  1999/05/31      58993.19                    47646.04
  1999/06/30      60495.96                    50290.39
  1999/07/31      55756.46                    48720.33
  1999/08/31      53643.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 140623 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Brokerage and Investment Management Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $53,643 - a 436.43% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                % OF FUND'S NET ASSETS

Lehman Brothers Holdings, Inc.   7.3

Bear Stearns Companies, Inc.     7.0

Morgan Stanley Dean Witter &     5.8
Co.

Merrill Lynch & Co., Inc.        5.4

Schwab (Charles) Corp.           4.0

Citigroup, Inc.                  4.0

Kansas City Southern             3.9
Industries, Inc.

Franklin Resources, Inc.         3.2

PaineWebber Group, Inc.          3.1

American Express Co.             2.9

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Securities Industry 62.8%
Credit & Other Finance 11.7%
Banks 7.3%
Insurance 6.5%
Computer Services
& Software 2.3%
All Others 9.4%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 9.4
Row: 1, Col: 2, Value: 2.3
Row: 1, Col: 3, Value: 6.5
Row: 1, Col: 4, Value: 7.3
Row: 1, Col: 5, Value: 11.7
Row: 1, Col: 6, Value: 62.8

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Ted Orenstein)

Ted Orenstein,
Portfolio Manager
of Fidelity Select
Brokerage and Investment Management Portfolio

Q. HOW DID THE FUND PERFORM, TED?

A. It did well on a relative basis against financial services stocks. For the period that ended on August 31, 1999, the fund had a total six-month return of 2.36% and a 12-month return of 30.19%. For the same periods, the Goldman Sachs Financial Services Index - an index of 271 stocks designed to measure the performance of companies in the financial services sector - showed returns of -3.19% and 20.67%, respectively. The Standard & Poor's 500 Index returned 7.32% and 39.82% for the same six- and 12-month periods.

Q. WHAT FACTORS AFFECTED THE INVESTMENT ENVIRONMENT FOR FINANCIAL
SERVICES STOCKS DURING THE SIX-MONTH PERIOD?

A. Financial services stocks tend to react in anticipation of any possibility of bad news, and concerns about the Federal Reserve Board's interest-rate policy and Y2K had a dampening effect on the market for these stocks during the period. In my opinion, these concerns were overblown within a strong fundamental environment for companies in the sector. The overall investment picture improved significantly since the summer of 1998 when there was great uncertainty in the overseas financial markets and spreads widened largely because of hedge-fund problems at Long-Term Capital Management. Many of the companies that I cover - particularly on the brokerage side - had spectacular first and second quarters in 1999:
Their earnings exceeded estimates, they had strong deal flow going forward and they had a healthy balance between U.S. and overseas business operations. This enabled them to capitalize on the extraordinary advisory and financing activity that took place in Europe during the first half of this year.

Q. WHICH OF THE FUND'S HOLDINGS HELPED PERFORMANCE?

A. The fund was helped by many of the large-cap institutional brokerage stocks - Morgan Stanley and Lehman Brothers, to name two. Such firms operate high-margin businesses and tend to take part in a great deal of the activity in the marketplace. On the back of improved economic conditions in parts of Asia, such names as Daiwa Securities and Nomura Securities also did quite well. Jefferies Group and Dain Rauscher, two smaller-cap regional brokerages, rebounded from industry difficulties in 1998 and were among the top performers in the group during the period. Money center banks - especially Citigroup - also helped returns.

Q. WHICH STOCKS WERE DISAPPOINTMENTS?

A. Investment managers as a group took in lower levels of assets during the period and, while they generally performed adequately, many did not do as well as I'd hoped. The life insurance segment also did not do that well, mainly because there wasn't as much takeover speculation as there had been in the past. Bear Stearns' performance lagged expectations, due in large measure to the residual effects of its recent litigation issues, which are now substantially behind them. PaineWebber, which struggled with its Internet strategy, also did not perform as well as I'd hoped.

Q. WHAT'S YOUR OUTLOOK FOR THE INDUSTRY, TED?

A. I'm cautiously optimistic. I think the industry's fundamentals are quite good. My only real concern would be with accelerating inflation, which could force interest rates higher and drive liquidity out of the market. I believe Y2K concerns have already been priced into the financial services stocks in many cases. So if inflation remains in check, I would expect to see fairly strong performance from the large-cap brokers in the third quarter, with perhaps a slight fall-off in activity at year-end, followed by a good first quarter of 2000 as activity resumes. I think investment management companies should see stronger asset inflows - particularly if activity in the stock markets becomes less robust - which should drive better performance and return their stock prices to more typical valuations. I believe the consolidation theme should continue in the life insurance sector, and I think the fund is properly positioned to benefit from that trend. I'm also keeping a close eye on international opportunities, especially in Japan and Europe, where cross-border consolidation is likely to have broad-ranging impact on the capital markets.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 068

TRADING SYMBOL: FSLBX

SIZE: as of August 31, 1999, more than
$452 million

MANAGER: Ted Orenstein, since January 1999;
equity analyst for securities brokerage
industry, 1998-1999; joined Fidelity in 1998

BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 90.7%

                                 SHARES                     VALUE (NOTE 1)

BANKS - 7.3%

Bank Sarasin & Compagnie          610                       $ 1,086,191
Class B (Reg.)

Chase Manhattan Corp.             153,000                    12,804,188

Credit Suisse Group (Reg.)        14,900                     2,815,593

Deutsche Bank AG                  1                          68

J.P. Morgan & Co., Inc.           16,100                     2,079,919

Julius Baer Holding AG            2,500                      7,713,908

Toronto Dominion Bank             145,200                    2,845,628

US Trust Corp.                    45,900                     3,815,438

                                                             33,160,933

COMPUTER SERVICES & SOFTWARE
- 2.3%

DST Systems, Inc. (a)             155,400                    10,334,100

CREDIT & OTHER FINANCE - 11.7%

American Express Co.              95,800                     13,172,500

Citigroup, Inc.                   399,025                    17,731,673

Equitable Companies (The),        184,400                    11,386,700
Inc.

Providian Financial Corp.         133,600                    10,370,700

                                                             52,661,573

INSURANCE - 6.5%

AFLAC, Inc.                       63,900                     2,871,506

Ambac Financial Group, Inc.       10,700                     565,094

American International Group,     31,125                     2,884,898
Inc.

Hartford Life, Inc. Class A       81,200                     3,527,125

Liberty Financial Companies,      94,500                     2,433,375
Inc.

Marsh & McLennan Companies,       93,800                     6,829,813
Inc.

Mutual Risk Management Ltd.       35,200                     968,000

Nationwide Financial              119,100                    4,347,150
Services, Inc.  Class A

Protective Life Corp.             31,400                     934,150

Reinsurance Group of America,     50                         1,600
Inc.

Reliastar Financial Corp.         80,288                     3,617,978

Torchmark Corp.                   1                          29

UICI (a)                          19,000                     499,938

                                                             29,480,656

REAL ESTATE INVESTMENT TRUSTS
- 0.1%

AMRESCO Capital Trust, Inc.       41,400                     388,125

SECURITIES INDUSTRY - 62.8%

Affiliated Managers Group,        150,400                    4,013,800
Inc. (a)

Ameritrade Holding Corp.          41,700                     849,638
Class A (a)

Bear Stearns Companies, Inc.      759,330                    31,607,111

Dain Rauscher Corp.               134,450                    6,672,081

Daiwa Securities Co. Ltd.         914,000                    8,268,511

DLJdirect, Inc.                   242,700                    11,604,094

E*Trade Group, Inc. (a)           454,800                    11,370,000

Eaton Vance Corp.                 59,500                     1,814,750



                                 SHARES                     VALUE (NOTE 1)

Edwards (A.G.), Inc.              33,000                    $ 829,125

Federated Investors, Inc.         284,000                    5,218,500
Class B

Franklin Resources, Inc.          403,400                    14,497,188

Goldman Sachs Group, Inc.         87,700                     5,245,556

Hambrecht & Quist Group (a)       18,700                     714,106

Investment Technology Group,      43,300                     1,179,925
Inc.

Investors Group, Inc.             453,500                    5,697,236

Jefferies Group, Inc.             290,400                    7,187,400

John Nuveen Co. Class A           96,600                     3,773,438

Kansas City Southern              377,900                    17,501,494
Industries, Inc.

Knight/Trimark Group, Inc.        18,000                     589,500
Class A (a)

Legg Mason, Inc.                  118,432                    4,522,622

Lehman Brothers Holdings,         612,400                    32,916,495
Inc.

Mackenzie Financial Corp.         275,600                    2,695,987

Merrill Lynch & Co., Inc.         325,800                    24,312,825

Morgan Keegan, Inc.               73,625                     1,247,023

Morgan Stanley Dean Witter &      303,665                    26,058,253
Co.

Nomura Securities Co. Ltd.        241,000                    3,531,015

PaineWebber Group, Inc.           358,800                    14,082,900

Phoenix Investment Partners       203,200                    1,752,600
Ltd.

Pilgrim Capital Corp. (a)         57,100                     1,848,613

Pioneer Group, Inc. (a)           65,900                     992,619

Price (T. Rowe) Associates,       54,400                     1,683,000
Inc.

Raymond James Financial, Inc.     89,825                     1,757,202

Schwab (Charles) Corp.            459,800                    18,162,100

Southwest Securities Group,       9,313                      314,314
Inc.

TD Waterhouse Group, Inc. (a)     7,000                      105,438

United Asset Management Corp.     15,000                     293,438

Waddell & Reed Financial, Inc.:

Class A                           358,036                    8,122,942

Class B                           48,161                     1,098,673

                                                             284,131,512

TOTAL COMMON STOCKS                                          410,156,899
(Cost $337,157,656)

CASH EQUIVALENTS - 10.4%



Central Cash Collateral Fund,     18,121,700                 18,121,700
5.26% (b)

Taxable Central Cash Fund,        28,905,625                 28,905,625
5.20% (b)

TOTAL CASH EQUIVALENTS                                       47,027,325
(Cost $47,027,325)

TOTAL INVESTMENT PORTFOLIO -                                457,184,224
101.1%   (Cost $384,184,981)

NET OTHER ASSETS - (1.1%)                                   (4,869,432)

NET ASSETS - 100%                                          $452,314,792

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $122,651,355 and $180,014,354, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $8,651 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $17,795,981. The fund received cash collateral of $18,121,700 which was invested in the Central Cash Collateral Fund.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $25,416,000. The weighted average interest rate was 4.73%. Interest earned from the interfund lending program amounted to $3,337 and is included in interest income on the Statement of Operations.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $385,069,538. Net unrealized appreciation aggregated $72,114,686, of which $93,567,205 related to appreciated investment securities and $21,452,519 related to depreciated investment securities.

BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                               AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 457,184,224
value  (cost $384,184,981) -
 See accompanying schedule

Receivable for investments                    3,147,382
sold

Receivable for fund shares                    24,323,511
sold

Dividends receivable                          293,730

Interest receivable                           29,727

Redemption fees receivable                    3,220

Other receivables                             7,401

 TOTAL ASSETS                                 484,989,195

LIABILITIES

Payable for investments        $ 10,388,975
purchased

Payable for fund shares         3,672,071
redeemed

Accrued management fee          210,871

Other payables and accrued      280,786
expenses

Collateral on securities        18,121,700
loaned,  at value

 TOTAL LIABILITIES                            32,674,403

NET ASSETS                                   $ 452,314,792

Net Assets consist of:

Paid in capital                              $ 335,661,644

Distributions in excess of                    (59,691)
net investment income

Accumulated undistributed net                 43,715,632
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   72,997,207
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 10,829,649                   $ 452,314,792
shares outstanding

NET ASSET VALUE and                           $41.77
redemption price per share
($452,314,792 (divided by)
10,829,649 shares)

Maximum offering price per                    $43.06
share (100/97.00 of $41.77)

STATEMENT OF OPERATIONS
                                SIX MONTHS ENDED AUGUST 31,
                                           1999 (UNAUDITED)

INVESTMENT INCOME                               $ 2,535,690
Dividends

Interest                                         663,334

Security lending                                 7,401

 TOTAL INCOME                                    3,206,425

EXPENSES

Management fee                   $ 1,511,625

Transfer agent fees               1,524,077

Accounting and security           192,413
lending fees

Non-interested trustees'          761
compensation

Custodian fees and expenses       16,095

Registration fees                 55,240

Audit                             13,633

Legal                             310

 Total expenses before            3,314,154
reductions

 Expense reductions               (20,933)       3,293,221

NET INVESTMENT INCOME (LOSS)                     (86,796)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            44,542,415

 Foreign currency transactions    4,559          44,546,974

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (33,147,612)

 Assets and liabilities in        (4,366)        (33,151,978)
foreign currencies

NET GAIN (LOSS)                                  11,394,996

NET INCREASE (DECREASE) IN                      $ 11,308,200
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 619,699
charges paid to FDC

 Sales charges - Retained by                    $ 618,180
FDC

 Deferred sales charges                         $ 1,400
withheld   by FDC

 Exchange fees withheld by FSC                  $ 26,948

 Expense reductions  Directed                   $ 20,807
brokerage arrangements

  Custodian credits                              126

                                                $ 20,933

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (86,796)                   $ 1,879,801
income (loss)

 Net realized gain (loss)         44,546,974                   10,869,413

 Change in net unrealized         (33,151,978)                 (42,208,876)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       11,308,200                   (29,459,662)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (594,460)                    (201,762)
From net investment income

 From net realized gain           (3,923,511)                  (10,471,038)

 TOTAL DISTRIBUTIONS              (4,517,971)                  (10,672,800)

Share transactions Net            229,707,365                  881,017,420
proceeds from sales of shares

 Reinvestment of distributions    4,369,616                    10,559,880

 Cost of shares redeemed          (271,548,576)                (1,046,567,449)

 NET INCREASE (DECREASE) IN       (37,471,595)                 (154,990,149)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  471,151                      1,580,230

  TOTAL INCREASE (DECREASE)       (30,210,215)                 (193,542,381)
IN NET ASSETS

NET ASSETS

 Beginning of period              482,525,007                  676,067,388

 End of period (including        $ 452,314,792                $ 482,525,007
under (over) distribution of
net investment income of
$(59,691) and  $1,842,357,
respectively)

OTHER INFORMATION
Shares

 Sold                             5,055,388                    21,245,778

 Issued in reinvestment of        99,196                       249,064
distributions

 Redeemed                         (6,048,777)                  (26,767,460)

 Net increase (decrease)          (894,193)                    (5,272,618)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999               1998       1997       1996 G    1995

Net asset value, beginning of    $ 41.16                      $ 39.78            $ 25.76    $ 18.49    $ 15.51   $ 17.75
period

Income from Investment
Operations

Net investment income (loss) D    (.01)                        .10                .16        .08        .09       (.03)

Net realized and unrealized       .96                          1.72               14.46      7.80       4.29      (2.25)
gain (loss)

Total from investment             .95                          1.82               14.62      7.88       4.38      (2.28)
operations

Less Distributions

 From net investment income       (.05)                        (.01)              (.09)      (.06)      (.04)     -

From net realized gain            (.33)                        (.52)              (.61)      (.65)      (1.09)    -

In excess of net realized gain    -                            -                  -          -          (.35)     -

Total distributions               (.38)                        (.53)              (.70)      (.71)      (1.48)    -

Redemption fees added to paid     .04                          .09                .10        .10        .08       .04
in capital

Net asset value, end of period   $ 41.77                      $ 41.16            $ 39.78    $ 25.76    $ 18.49   $ 15.51

TOTAL RETURN B, C                 2.36%                        4.76%              57.56%     44.27%     29.85%    (12.62)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 452,315                    $ 482,525          $ 676,067  $ 458,787  $ 38,382  $ 27,346
(000 omitted)

Ratio of expenses to average      1.26% A                      1.26%              1.33%      1.94%      1.64% E   2.54% E
net assets

Ratio of expenses to average      1.25% A, F                   1.24% F            1.29% F    1.93% F    1.61% F   2.54%
net assets after  expense
reductions

Ratio of net investment           (.03)% A                     .26%               .49%       .37%       .50%      (.20)%
income (loss) to average net
assets

Portfolio turnover rate           50% A                        59%                100%       16%        166%      139%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER. F FMR OR THE
FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. G FOR THE YEAR ENDED FEBRUARY 29


FINANCIAL SERVICES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT FINANCIAL SERVICES       -2.84%         23.56%       171.53%       450.66%

SELECT FINANCIAL SERVICES       -5.83%         19.78%       163.31%       434.07%
(LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Financial Services           -3.19%         20.67%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT FINANCIAL SERVICES       23.56%       22.11%        18.60%

SELECT FINANCIAL SERVICES       19.78%       21.37%        18.24%
(LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Financial Services           20.67%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Financial Services          S&P 500
             00066                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9901.29                     9959.00
  1989/10/31       8957.40                     9727.95
  1989/11/30       8835.00                     9926.40
  1989/12/31       8617.41                    10164.64
  1990/01/31       7889.91                     9482.59
  1990/02/28       8175.42                     9604.91
  1990/03/31       8049.14                     9859.44
  1990/04/30       7763.63                     9612.96
  1990/05/31       8447.20                    10550.22
  1990/06/30       8211.11                    10478.48
  1990/07/31       7684.02                    10444.95
  1990/08/31       6764.35                     9500.72
  1990/09/30       5756.84                     9038.04
  1990/10/31       5254.45                     8999.18
  1990/11/30       5995.68                     9580.52
  1990/12/31       6520.81                     9847.82
  1991/01/31       7113.35                    10277.18
  1991/02/28       7930.56                    11012.00
  1991/03/31       8309.67                    11278.49
  1991/04/30       8579.27                    11305.56
  1991/05/31       9236.40                    11793.96
  1991/06/30       8486.60                    11253.80
  1991/07/31       9157.77                    11778.23
  1991/08/31       9764.36                    12057.37
  1991/09/30       9705.39                    11856.01
  1991/10/31       9918.81                    12014.88
  1991/11/30       9183.05                    11530.68
  1991/12/31      10539.48                    12849.79
  1992/01/31      11064.46                    12610.79
  1992/02/29      11859.04                    12774.73
  1992/03/31      11592.29                    12525.62
  1992/04/30      12037.82                    12893.87
  1992/05/31      12554.29                    12957.05
  1992/06/30      12843.16                    12763.99
  1992/07/31      13210.44                    13286.04
  1992/08/31      12452.75                    13013.68
  1992/09/30      12840.27                    13167.24
  1992/10/31      13349.26                    13213.32
  1992/11/30      14352.76                    13663.90
  1992/12/31      15052.49                    13831.96
  1993/01/31      16001.94                    13948.15
  1993/02/28      16427.34                    14137.85
  1993/03/31      17287.40                    14436.15
  1993/04/30      16459.80                    14086.80
  1993/05/31      16466.04                    14464.33
  1993/06/30      17080.75                    14506.27
  1993/07/31      17539.44                    14448.25
  1993/08/31      18085.50                    14995.84
  1993/09/30      18503.62                    14880.37
  1993/10/31      18007.49                    15188.39
  1993/11/30      17205.56                    15044.10
  1993/12/31      17694.86                    15226.14
  1994/01/31      18896.07                    15743.82
  1994/02/28      18210.17                    15317.17
  1994/03/31      17378.56                    14649.34
  1994/04/30      18038.49                    14836.85
  1994/05/31      18808.45                    15080.17
  1994/06/30      18364.38                    14710.71
  1994/07/31      19005.42                    15193.22
  1994/08/31      19671.52                    15816.14
  1994/09/30      18188.90                    15428.65
  1994/10/31      18092.21                    15775.79
  1994/11/30      16946.23                    15201.24
  1994/12/31      17049.44                    15426.67
  1995/01/31      17931.17                    15826.69
  1995/02/28      19069.91                    16443.45
  1995/03/31      19406.00                    16928.70
  1995/04/30      20014.91                    17427.25
  1995/05/31      21125.97                    18123.82
  1995/06/30      21224.82                    18544.83
  1995/07/31      21936.53                    19159.78
  1995/08/31      22790.58                    19207.87
  1995/09/30      24091.43                    20018.44
  1995/10/31      23474.61                    19946.98
  1995/11/30      25056.19                    20822.65
  1995/12/31      25120.68                    21223.69
  1996/01/31      26295.18                    21946.15
  1996/02/29      26517.17                    22149.59
  1996/03/31      26831.99                    22362.89
  1996/04/30      26534.20                    22692.52
  1996/05/31      27150.79                    23277.76
  1996/06/30      27548.06                    23366.44
  1996/07/31      26948.02                    22334.12
  1996/08/31      27750.83                    22805.14
  1996/09/30      29592.33                    24088.62
  1996/10/31      31466.94                    24752.98
  1996/11/30      34169.19                    26624.06
  1996/12/31      33188.85                    26096.63
  1997/01/31      35164.84                    27727.15
  1997/02/28      35940.50                    27944.53
  1997/03/31      33240.85                    26796.29
  1997/04/30      36040.31                    28396.03
  1997/05/31      37223.45                    30124.78
  1997/06/30      39202.94                    31474.37
  1997/07/31      43594.22                    33978.79
  1997/08/31      41118.72                    32075.30
  1997/09/30      43753.48                    33832.06
  1997/10/31      43171.01                    32702.07
  1997/11/30      44631.74                    34215.85
  1997/12/31      47122.43                    34803.33
  1998/01/31      46616.74                    35188.26
  1998/02/28      50706.44                    37726.04
  1998/03/31      53455.82                    39657.99
  1998/04/30      54341.76                    40056.94
  1998/05/31      53325.11                    39368.37
  1998/06/30      55758.57                    40967.51
  1998/07/31      55937.02                    40531.21
  1998/08/31      43228.98                    34671.20
  1998/09/30      44748.54                    36892.24
  1998/10/31      49236.91                    39893.06
  1998/11/30      52059.72                    42310.97
  1998/12/31      53782.86                    44748.93
  1999/01/31      54791.67                    46620.33
  1999/02/28      54977.07                    45171.37
  1999/03/31      56869.26                    46978.68
  1999/04/30      61224.98                    48798.16
  1999/05/31      57253.15                    47646.04
  1999/06/30      59533.07                    50290.39
  1999/07/31      56398.87                    48720.33
  1999/08/31      53407.00                   48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 140804 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Financial Services Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $53,407 - a 434.07% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                               % OF FUND'S NET ASSETS

Citigroup, Inc.                 6.1

American International Group,   5.6
Inc.

Chase Manhattan Corp.           5.1

American Express Co.            4.6

Bank of America Corp.           4.5

Freddie Mac                     3.9

Fannie Mae                      3.9

Wells Fargo & Co.               3.9

Associates First Capital        3.4
Corp. Class A

Household International, Inc.   3.1

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Banks 29.2%
Credit & Other Finance 24.1%
Insurance 20.8%
Federal Sponsored Credit 8.9%
Securities Industry 7.6%
All Others 9.4%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 9.4
Row: 1, Col: 2, Value: 7.6
Row: 1, Col: 3, Value: 8.9
Row: 1, Col: 4, Value: 20.8
Row: 1, Col: 5, Value: 24.1
Row: 1, Col: 6, Value: 29.2

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

FINANCIAL SERVICES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Robert Ewing)

Robert Ewing,
Portfolio Manager of
Fidelity Select Financial
Services Portfolio

Q. HOW DID THE FUND PERFORM, BOB?

A. For the six months that ended August 31, 1999, the fund returned -2.84%. For the 12 months ending August 31, 1999, it returned 23.56%. For the same six-and 12-month periods, the Standard & Poor's 500 Index returned 7.32% and 39.82%, respectively, while the Goldman Sachs Financial Services Index - an index of 271 stocks designed to measure the performance of companies in the financial services sector - had returns of -3.19% and 20.67%, respectively.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. As the period progressed, interest rates rose and investors became increasingly nervous about the potential impact of higher interest rates on financial services stocks. There is a long-standing, historical relationship indicating that rising interest rates tend to hurt financial services companies. Investor fears appeared to be justified when the Federal Reserve Board raised short-term rates twice near the end of the period. While the valuations of stocks fell as investors anticipated more challenges for the industry, the fundamental business characteristics of financial services companies continued to be strong for the most part. In this challenging environment, I think Fidelity's financial services analysts did a good job in stock selection, enabling the fund to outperform the Goldman Sachs benchmark.

Q. WHAT STRATEGIES DID YOU PURSUE?

A. Three primary themes stood out. First, we emphasized consumer-oriented companies such as American Express, Associates First Capital and Household International. Although we did trim our consumer-related holdings somewhat, we maintained a major emphasis on these companies because we believed consumer spending would continue to be healthy and companies in businesses such as credit cards and mortgages would do well. The second theme was to de-emphasize property and casualty insurance companies. There simply is too much competition in this industry, and companies have very little control or flexibility in pricing. The third theme was to de-emphasize regional "bricks-and-mortar" banks. We believed they would find it harder to increase their revenues as the Internet became a larger factor in financial services. We also maintained the fund's exposure to large money-center banks such as Citigroup and Chase Manhattan that we had built up before the period began, although we reduced the Chase Manhattan holdings slightly.

Q. WHAT WERE SOME OF THE MAJOR CONTRIBUTORS TO PERFORMANCE?

A. American Express was a major contributor. It continued to demonstrate its ability to accelerate revenue growth and finally grow the number of its card-customer accounts, which had been flat. In my opinion, of all the major companies in this group, American Express has the best potential to use the Internet to help it grow faster. The Internet creates opportunities for the company both because transactions will be paid using cards, rather than cash or checks, and because American Express can add new, Internet-based services. During the six-month period, Citigroup and Chase Manhattan also performed well.

Q. WHAT INVESTMENTS DISAPPOINTED YOU?

A. The rising interest-rate environment hurt the stock valuation of Freddie Mac, even though its fundamentals remained strong and even improved. Bank One was a somewhat different story. We were underweight in Bank One relative to the Goldman Sachs benchmark, but the holding nevertheless hurt performance in absolute terms. The company had a very serious setback in its marketing and customer retention efforts for credit cards, resulting in disappointing earnings.

Q. WHAT IS YOUR OUTLOOK?

A. Our general outlook is positive. The fundamentals of financial services companies continue to be strong, and we believe this industry should have better earnings growth than the overall market for the remainder of 1999. These stocks tend to do well when they have superior earnings growth. In addition, the poor performance of the industry's stocks during July and August made the stocks even more attractive on a valuation basis. While the potential impact of the Year 2000 on computer systems is still a concern, I am beginning to think that we have worried about it enough. As we approach the end of the year, investor confidence may actually increase.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: December 10, 1981

FUND NUMBER: 066

TRADING SYMBOL: FIDSX

SIZE: as of August 31,1999, more than
$476 million

MANAGER: Robert Ewing, since 1998;
manager, Fidelity Advisor Financial Services
Fund, since 1998; Fidelity Select
Environmental Services Portfolio, 1996-1997;
Fidelity Select Energy Service Portfolio,
1996-1998; joined Fidelity in 1990

FINANCIAL SERVICES PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 96.2%

                                 SHARES                      VALUE (NOTE 1)

BANKS - 29.2%

Bank of America Corp.             354,079                    $ 21,421,780

Bank of New York Co., Inc.        375,936                     13,439,712

Bank One Corp.                    215,519                     8,647,700

Capital One Financial Corp.       20,000                      755,000

Chase Manhattan Corp.             290,000                     24,269,375

Comerica, Inc.                    120,167                     6,256,194

First Union Corp.                 117,803                     4,888,825

M&T Bank Corp.                    6,000                       2,784,000

Marshall & Ilsley Corp.           105,000                     6,149,063

Mellon Bank Corp.                 160,000                     5,340,000

State Street Corp.                50,000                      2,993,750

Synovus Finanical Corp.           30,000                      566,250

Toronto Dominion Bank             80,000                      1,567,839

U.S. Bancorp                      433,089                     13,371,623

Wachovia Corp.                    74,500                      5,838,938

Wells Fargo & Co.                 460,000                     18,313,750

Zions Bancorp                     50,000                      2,487,500

                                                              139,091,299

COMPUTER SERVICES & SOFTWARE
- 0.1%

Security First Technologies       12,000                      444,000
Corp. (a)

CREDIT & OTHER FINANCE - 24.1%

American Express Co.              160,300                     22,041,250

Associates First Capital          475,200                     16,305,300
Corp. Class A

Citigroup, Inc.                   655,500                     29,128,773

Equitable Companies (The),        67,600                      4,174,300
Inc.

Fleet Financial Group, Inc.       234,534                     9,337,385

Household International, Inc.     384,746                     14,524,162

MBNA Corp.                        172,500                     4,258,594

Metris Companies, Inc.            50,000                      1,378,125

Providian Financial Corp.         174,700                     13,561,088

                                                              114,708,977

FEDERAL SPONSORED CREDIT - 8.9%

Fannie Mae                        297,000                     18,451,125

Freddie Mac                       365,300                     18,812,950

SLM Holding Corp.                 116,000                     5,125,750

                                                              42,389,825

INSURANCE - 20.8%

AFLAC, Inc.                       142,000                     6,381,125

Allmerica Financial Corp.         31,200                      1,762,800

Allstate Corp.                    27,800                      912,188

Ambac Financial Group, Inc.       164,900                     8,708,781

American International Group,     290,062                     26,885,122
Inc.

Berkshire Hathaway, Inc.:

Class A (a)                       204                         13,096,800

Class B (a)                       7                           14,021



                                 SHARES                      VALUE (NOTE 1)

Blanch E.W. Holdings, Inc.        35,000                     $ 2,318,750

CIGNA Corp.                       20,000                      1,796,250

Hartford Financial Services       177,000                     8,042,438
Group, Inc.

Hartford Life, Inc. Class A       25,000                      1,085,938

Marsh & McLennan Companies,       87,500                      6,371,094
Inc.

MBIA, Inc.                        52,400                      2,718,250

Mutual Risk Management Ltd.       15,000                      412,500

Nationwide Financial              105,000                     3,832,500
Services, Inc.  Class A

PMI Group, Inc.                   69,600                      2,958,000

Progressive Corp.                 10,000                      1,020,000

Reliastar Financial Corp.         102,030                     4,597,727

Travelers Property Casualty       50,000                      1,775,000
Corp.  Class A

UICI (a)                          175,000                     4,604,688

                                                              99,293,972

LODGING & GAMING - 0.5%

Starwood Hotels & Resorts         100,000                     2,381,250
Worldwide, Inc.

REAL ESTATE INVESTMENT TRUSTS
- 2.4%

Crescent Real Estate Equities     140,000                     2,905,000
Co.

Duke Realty Investments, Inc.     50,000                      1,121,875

Equity Office Properties Trust    50,000                      1,278,125

Indymac Mortgage Holdings,        325,000                     4,367,188
Inc.

Ocwen Asset Investment Corp.      140,100                     604,181

Public Storage, Inc.              40,000                      1,040,000

                                                              11,316,369

SAVINGS & LOANS - 2.3%

Charter One Financial, Inc.       55,000                      1,287,344

Commercial Federal Corp.          150,000                     3,487,500

Golden State Bancorp, Inc. (a)    75,000                      1,504,688

Golden State Bancorp, Inc.        50,000                      76,563
litigation warrants 12/31/99
(a)

Golden West Financial Corp.       15,000                      1,362,188

Washington Mutual, Inc.           108,880                     3,456,940

                                                              11,175,223

SECURITIES INDUSTRY - 7.6%

Bear Stearns Companies, Inc.      202,750                     8,439,469

E*Trade Group, Inc. (a)           10,000                      250,000

Investors Group, Inc.             200,000                     2,512,563

Lehman Brothers Holdings,         115,600                     6,213,500
Inc.

Morgan Stanley Dean Witter &      114,000                     9,782,625
Co.

PaineWebber Group, Inc.           50,000                      1,962,500

Schwab (Charles) Corp.            50,000                      1,975,000

Waddell & Reed Financial, Inc.:

Class A                           178,535                     4,050,513

Class B                           36,735                      838,017

                                                              36,024,187

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SERVICES - 0.3%

CheckFree Holdings Corp. (a)      55,000                     $ 1,608,750

InsWeb Corp.                      300                         9,600

                                                              1,618,350

TOTAL COMMON STOCKS                                         458,443,452
(Cost $364,895,555)

CASH EQUIVALENTS - 4.2%



Taxable Central Cash Fund,        20,092,016                  20,092,016
5.20% (b) (Cost $20,092,016)

TOTAL INVESTMENT PORTFOLIO -                                  478,535,468
100.4%  (Cost $384,987,571)

NET OTHER ASSETS - (0.4%)                                     (1,901,501)

NET ASSETS - 100%                                           $ 476,633,967

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $111,310,973 and $150,694,355, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $6,959 for the period.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $386,655,013. Net unrealized appreciation aggregated $91,880,455, of which $110,063,540 related to appreciated investment securities and $18,183,085 related to depreciated investment securities.

FINANCIAL SERVICES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                              AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 478,535,468
value  (cost $384,987,571) -
 See accompanying schedule

Receivable for fund shares                   1,159,057
sold

Dividends receivable                         653,105

Interest receivable                          114,723

Redemption fees receivable                   2,699

 TOTAL ASSETS                                480,465,052

LIABILITIES

Payable for investments         $ 809,280
purchased

Payable for fund shares          2,505,303
redeemed

Accrued management fee           245,428

Other payables and accrued       271,074
expenses

 TOTAL LIABILITIES                           3,831,085

NET ASSETS                                  $ 476,633,967

Net Assets consist of:

Paid in capital                             $ 353,854,772

Undistributed net investment                 1,733,381
income

Accumulated undistributed net                27,497,917
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  93,547,897
(depreciation) on investments

NET ASSETS, for 4,949,943                   $ 476,633,967
shares outstanding

NET ASSET VALUE and                          $96.29
redemption price per share
($476,633,967 (divided by)
4,949,943 shares)

Maximum offering price per                   $99.27
share (100/97.00 of $96.29)

STATEMENT OF OPERATIONS
                              SIX MONTHS ENDED AUGUST 31,
                                         1999 (UNAUDITED)

INVESTMENT INCOME                             $ 4,221,569
Dividends

Interest                                       906,364

Security lending                               5,125

 TOTAL INCOME                                  5,133,058

EXPENSES

Management fee                   $ 1,687,702

Transfer agent fees               1,440,000

Accounting and security           210,562
lending fees

Non-interested trustees'          774
compensation

Custodian fees and expenses       8,164

Registration fees                 52,354

Audit                             13,016

Legal                             338

 Total expenses before            3,412,910
reductions

 Expense reductions               (39,623)     3,373,287

NET INVESTMENT INCOME                          1,759,771

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            29,906,330

 Foreign currency transactions    (294)        29,906,036

Change in net unrealized                       (44,453,412)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                (14,547,376)

NET INCREASE (DECREASE) IN                    $ (12,787,605)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 546,108
charges paid to FDC

 Sales charges - Retained by                  $ 533,301
FDC

 Deferred sales charges                       $ 7,081
withheld   by FDC

 Exchange fees withheld by FSC                $ 22,373

 Expense reductions  Directed                 $ 39,435
brokerage arrangements

  Transfer agent credits                       188

                                              $ 39,623

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 1,759,771                  $ 3,605,509
income

 Net realized gain (loss)         29,906,036                   21,785,427

 Change in net unrealized         (44,453,412)                 9,159,238
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (12,787,605)                 34,550,174
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,683,714)                  (1,162,919)
From net investment income

 From net realized gain           (8,593,336)                  (66,118,174)

 TOTAL DISTRIBUTIONS              (10,277,050)                 (67,281,093)

Share transactions Net            183,865,962                  389,871,130
proceeds from sales of shares

 Reinvestment of distributions    9,858,240                    66,001,479

 Cost of shares redeemed          (241,419,525)                (481,672,418)

 NET INCREASE (DECREASE) IN       (47,695,323)                 (25,799,809)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  394,434                      622,623

  TOTAL INCREASE (DECREASE)       (70,365,544)                 (57,908,105)
IN NET ASSETS

NET ASSETS

 Beginning of period              546,999,511                  604,907,616

 End of period (including        $ 476,633,967                $ 546,999,511
undistributed net investment
income of $1,733,381 and
$3,679,892, respectively)

OTHER INFORMATION
Shares

 Sold                             1,732,222                    3,952,203

 Issued in reinvestment of        96,272                       658,905
distributions

 Redeemed                         (2,303,912)                  (5,042,955)

 Net increase (decrease)          (475,418)                    (431,847)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 F

Net asset value, beginning of    $ 100.82                     $ 103.28                  $ 82.94    $ 65.70    $ 48.23
period

Income from Investment
Operations

Net investment income D           .32                          .56                       .70        .74        1.03

Net realized and unrealized       (3.15)                       7.88                      30.65      21.55      17.56
gain (loss)

Total from investment             (2.83)                       8.44                      31.35      22.29      18.59
operations

Less Distributions

 From net investment income       (.29)                        (.19)                     (.64)      (.63)      (.37)

From net realized gain            (1.48)                       (10.81)                   (10.51)    (4.56)     (.91)

Total distributions               (1.77)                       (11.00)                   (11.15)    (5.19)     (1.28)

Redemption fees added to paid     .07                          .10                       .14        .14        .16
in capital

Net asset value, end of period   $ 96.29                      $ 100.82                  $ 103.28   $ 82.94    $ 65.70

TOTAL RETURN B, C                 (2.84)%                      8.42%                     41.08%     35.54%     39.05%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 476,634                    $ 547,000                 $ 604,908  $ 426,424  $ 270,466
(000 omitted)

Ratio of expenses to average      1.16% A                      1.20%                     1.31%      1.45%      1.42%
net assets

Ratio of expenses to average      1.15% A, E                   1.18% E                   1.29% E    1.43% E    1.41% E
net assets after  expense
reductions

Ratio of net investment           .60% A                       .58%                      .78%       1.03%      1.78%
income to average net assets

Portfolio turnover rate           41% A                        60%                       84%        80%        125%



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 51.24
period

Income from Investment
Operations

Net investment income D           .76

Net realized and unrealized       .87
gain (loss)

Total from investment             1.63
operations

Less Distributions

 From net investment income       (.79)

From net realized gain            (3.93)

Total distributions               (4.72)

Redemption fees added to paid     .08
in capital

Net asset value, end of period   $ 48.23

TOTAL RETURN B, C                 4.72%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 153,089
(000 omitted)

Ratio of expenses to average      1.56%
net assets

Ratio of expenses to average      1.54% E
net assets after  expense
reductions

Ratio of net investment           1.52%
income to average net assets

Portfolio turnover rate           107%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29


HOME FINANCE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999       PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT HOME FINANCE                 -4.84%         5.21%        108.52%       456.61%

SELECT HOME FINANCE  (LOAD          -7.77%         1.98%        102.19%       439.84%
ADJ.)

S&P 500                             7.32%          39.82%       206.52%       384.79%

GS Financial Services               -3.19%         20.67%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT HOME FINANCE             5.21%        15.83%        18.73%

SELECT HOME FINANCE  (LOAD      1.98%        15.12%        18.37%
ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Financial Services           20.67%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             HOME FINANCE                S&P 500
             00098                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30      10061.54                     9959.00
  1989/10/31       8807.69                     9727.95
  1989/11/30       8523.08                     9926.40
  1989/12/31       7754.53                    10164.64
  1990/01/31       7111.67                     9482.59
  1990/02/28       7376.85                     9604.91
  1990/03/31       7392.92                     9859.44
  1990/04/30       7216.14                     9612.96
  1990/05/31       7899.18                    10550.22
  1990/06/30       7818.82                    10478.48
  1990/07/31       7143.81                    10444.95
  1990/08/31       6420.59                     9500.72
  1990/09/30       5866.12                     9038.04
  1990/10/31       5424.16                     8999.18
  1990/11/30       6010.77                     9580.52
  1990/12/31       6584.91                     9847.82
  1991/01/31       7214.78                    10277.18
  1991/02/28       8196.38                    11012.00
  1991/03/31       8572.66                    11278.49
  1991/04/30       8867.14                    11305.56
  1991/05/31       9235.24                    11793.96
  1991/06/30       8719.90                    11253.80
  1991/07/31       9652.42                    11778.23
  1991/08/31      10020.52                    12057.37
  1991/09/30       9938.72                    11856.01
  1991/10/31       9766.94                    12014.88
  1991/11/30       9317.04                    11530.68
  1991/12/31      10839.14                    12849.79
  1992/01/31      11907.32                    12610.79
  1992/02/29      12685.69                    12774.73
  1992/03/31      12470.39                    12525.62
  1992/04/30      12735.37                    12893.87
  1992/05/31      13994.00                    12957.05
  1992/06/30      14011.53                    12763.99
  1992/07/31      14700.49                    13286.04
  1992/08/31      13903.62                    13013.68
  1992/09/30      14127.74                    13167.24
  1992/10/31      14393.36                    13213.32
  1992/11/30      15870.88                    13663.90
  1992/12/31      17109.88                    13831.96
  1993/01/31      18337.42                    13948.15
  1993/02/28      18648.51                    14137.85
  1993/03/31      19312.72                    14436.15
  1993/04/30      18266.66                    14086.80
  1993/05/31      17954.05                    14464.33
  1993/06/30      18401.84                    14506.27
  1993/07/31      19584.70                    14448.25
  1993/08/31      20615.47                    14995.84
  1993/09/30      21933.51                    14880.37
  1993/10/31      22102.49                    15188.39
  1993/11/30      21113.96                    15044.10
  1993/12/31      21780.02                    15226.14
  1994/01/31      22733.56                    15743.82
  1994/02/28      22305.80                    15317.17
  1994/03/31      21886.96                    14649.34
  1994/04/30      22733.17                    14836.85
  1994/05/31      24135.30                    15080.17
  1994/06/30      24537.25                    14710.71
  1994/07/31      25079.40                    15193.22
  1994/08/31      25892.64                    15816.14
  1994/09/30      25004.62                    15428.65
  1994/10/31      23509.02                    15775.79
  1994/11/30      22293.84                    15201.24
  1994/12/31      22363.96                    15426.67
  1995/01/31      23349.53                    15826.69
  1995/02/28      25079.51                    16443.45
  1995/03/31      25037.57                    16928.70
  1995/04/30      26348.16                    17427.25
  1995/05/31      27910.39                    18123.82
  1995/06/30      28203.96                    18544.83
  1995/07/31      29336.32                    19159.78
  1995/08/31      32041.38                    19207.87
  1995/09/30      32712.40                    20018.44
  1995/10/31      32114.77                    19946.98
  1995/11/30      33886.69                    20822.65
  1995/12/31      34326.75                    21223.69
  1996/01/31      35265.29                    21946.15
  1996/02/29      35923.34                    22149.59
  1996/03/31      36743.22                    22362.89
  1996/04/30      36274.11                    22692.52
  1996/05/31      37082.66                    23277.76
  1996/06/30      37248.80                    23366.44
  1996/07/31      37913.36                    22334.12
  1996/08/31      39475.09                    22805.14
  1996/09/30      41468.78                    24088.62
  1996/10/31      44381.79                    24752.98
  1996/11/30      47704.60                    26624.06
  1996/12/31      46985.06                    26096.63
  1997/01/31      50037.54                    27727.15
  1997/02/28      52986.34                    27944.53
  1997/03/31      48079.34                    26796.29
  1997/04/30      49520.41                    28396.03
  1997/05/31      52838.98                    30124.78
  1997/06/30      57349.78                    31474.37
  1997/07/31      62745.52                    33978.79
  1997/08/31      60152.12                    32075.30
  1997/09/30      65547.87                    33832.06
  1997/10/31      65031.65                    32702.07
  1997/11/30      65400.38                    34215.85
  1997/12/31      68480.50                    34803.33
  1998/01/31      64589.11                    35188.26
  1998/02/28      70150.11                    37726.04
  1998/03/31      74882.88                    39657.99
  1998/04/30      76647.66                    40056.94
  1998/05/31      73978.61                    39368.37
  1998/06/30      72698.00                    40967.51
  1998/07/31      69867.19                    40531.21
  1998/08/31      51318.61                    34671.20
  1998/09/30      53974.19                    36892.24
  1998/10/31      55430.03                    39893.06
  1998/11/30      58543.93                    42310.97
  1998/12/31      58341.73                    44748.93
  1999/01/31      58112.57                    46620.33
  1999/02/28      56737.60                    45171.37
  1999/03/31      57977.77                    46978.68
  1999/04/30      61326.13                    48798.16
  1999/05/31      59090.14                    47646.04
  1999/06/30      59049.23                    50290.39
  1999/07/31      57931.24                    48720.33
  1999/08/31      53984.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990909 154440 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Home Finance Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $53,984 - a 439.84% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Fannie Mae                    6.3

Freddie Mac                   5.5

Golden West Financial Corp.   4.9

Wachovia Corp.                4.2

Peoples Heritage Financial    4.1
Group, Inc.

Charter One Financial, Inc.   4.1

Countrywide Credit            4.0
Industries, Inc.

Golden State Bancorp, Inc.    4.0

MGIC Investment Corp.         4.0

Washington Federal, Inc.      3.8

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Savings & Loans 42.9%
Banks 15.0%
Federal Sponsored Credit 11.8%
Insurance 11.2%
Credit & Other Finance 9.8%
All Others 9.3%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 9.300000000000001
Row: 1, Col: 2, Value: 9.800000000000001
Row: 1, Col: 3, Value: 11.2
Row: 1, Col: 4, Value: 11.8
Row: 1, Col: 5, Value: 15.0
Row: 1, Col: 6, Value: 42.9

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

HOME FINANCE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Victor Thay)

Victor Thay,
Portfolio Manager
of Fidelity Select
Home Finance Portfolio

Q. HOW DID THE FUND PERFORM, VICTOR?

A. It was a disappointing period for home finance stocks. For the six-month period that ended August 31, 1999, the fund returned -4.84%, compared to 7.32% for the Standard & Poor's 500 Index and -3.19% for the Goldman Sachs Financial Services Index, an index of 271 stocks designed to measure the performance of companies in the financial services sector. For the 12 months that ended August 31, 1999, the fund returned 5.21%, while the S&P 500 gained 39.82% and the Goldman Sachs index returned 20.67%.

Q. WHY DID THE FUND UNDERPERFORM THE S&P 500 DURING THE PERIOD?

A. The fund includes mostly home finance stocks, whose performance tends to depend on the relationship between long-term and short-term interest rates. During the period, there was a relatively small difference between the long-term rates that home finance companies could charge for mortgages and the short-term rates that they had to pay on certificates of deposit, savings accounts and the like. Another factor holding back performance was homeowners' preference for fixed-rate mortgages, which - because their rates do not rise with the general level of interest rates - are more risky for home finance companies than variable-rate mortgages. In contrast, most stocks in the broadly based S&P 500 responded positively to the favorable economic conditions during the period, which included solid economic growth, low inflation and low - albeit rising - interest rates.

Q. WHY DID THE FUND ALSO UNDERPERFORM THE GOLDMAN SACHS INDEX?

A. The Goldman Sachs index includes stocks from a variety of financial services subsectors - such as money center banks and brokerage firms - that performed better than home finance stocks did during the period.

Q. HOW DO YOU CLASSIFY HOME FINANCE, OR SAVINGS AND LOAN, STOCKS?

A. I think of the current savings and loan (S&L) universe as being divided into three categories. First, there are the traditional S&Ls that are sticking to the business they know best: residential mortgages. Then there are the savings and loans that made the decision some years ago to become more like commercial banks and have made considerable progress toward that goal. And finally, there are S&Ls that are just starting to make that move. I'm interested in well-managed companies in the first two categories. At this point in the economic cycle, after so many years of good growth, I am skeptical of the prospects for companies beginning to enter the commercial loan business.

Q. WHAT STOCKS DID WELL FOR THE FUND?

A. MGIC Investment Corp., a mortgage insurance company, was one of the best performers. After suffering from negative investor sentiment connected with anticipated lower demand for mortgage insurance, the stock recovered nicely. Golden State Bancorp, a savings and loan, also helped performance. Its stock was beaten down excessively during the liquidity crunch of last fall but rebounded in the spring, when prospects for the economy improved and rumors circulated that the company might be an acquisition target.

Q. WHAT STOCKS WERE DISAPPOINTING?

A. Dime Bancorp was a disappointment. Negative sentiment surrounded one of the company's divisions, North American Mortgage Company, due to the slowdown in refinancings over the past six months. Freddie Mac also detracted from performance after entering into a price war with another government-sponsored entity, Fannie Mae. Finally, two savings and loans, Charter One and Peoples Heritage, were both in the middle of acquisitions that caused investors to avoid the stocks.

Q. WHAT'S YOUR OUTLOOK, VICTOR?

A. The operating environment for home finance stocks is marginally better than it was six months ago because of a slightly wider spread, or difference, between short-term and long-term interest rates. In the very short term, however, upside appreciation in most stocks might be limited by rising interest rates. I will continue to focus on companies with strong management and low cost structures, especially those that have a sensible business plan for this stage of the economic cycle. Late in an economic expansion, it's important to stick with the stocks of companies that maintain high standards with respect to the credit risks they are willing to take on. That's what I plan to do.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 098

TRADING SYMBOL: FSVLX

SIZE: as of August 31, 1999, more than
$467 million

MANAGER: Victor Thay, since March 1999;
manager, Fidelity Select Natural Gas Portfolio,
1997-1999; analyst, U.S. and Canadian
exploration and production industry,
1996-1999; analyst, Canadian equities,
1995-1996; joined Fidelity in 1995

HOME FINANCE PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 93.1%

                                 SHARES                    VALUE (NOTE 1)

BANKS - 15.0%

BankAtlantic Bancorp, Inc.        71,000                   $ 514,750

BankAtlantic Bancorp, Inc.        10,650                    67,228
(non-vtg.) Class A

Colonial Bancgroup, Inc.          442,500                   5,475,938

Fifth Third Bancorp               100,000                   6,625,000

North Fork Bancorp, Inc.          542,024                   9,824,185

Peoples Heritage Financial        1,146,175                 19,270,067
Group, Inc.

Seacoast Financial Services       210,700                   2,344,038
Corp.

Wachovia Corp.                    247,200                   19,374,300

Wells Fargo & Co.                 158,600                   6,314,263

                                                            69,809,769

CREDIT & OTHER FINANCE - 9.8%

Coast Federal Litigation          269,400                   353,588
Contingent Payment Rights
Trust rights 12/31/00 (a)

Countrywide Credit                583,367                   18,740,665
Industries, Inc.

First Alliance Corp. (a)          300,500                   901,500

Greenpoint Financial Corp.        256,500                   6,636,938

Household International, Inc.     429,500                   16,213,625

Triad Guaranty, Inc. (a)          89,800                    1,751,100

WSFS Financial Corp.              94,000                    1,374,750

                                                            45,972,166

FEDERAL SPONSORED CREDIT -
11.8%

Fannie Mae                        471,600                   29,298,146

Freddie Mac                       502,100                   25,858,151

                                                            55,156,297

INSURANCE - 11.2%

LandAmerica Financial Group,      127,900                   2,957,688
Inc.

MGIC Investment Corp.             424,400                   18,434,875

Old Republic International        364,000                   5,642,000
Corp.

PMI Group, Inc.                   301,110                   12,797,175

Radian Group, Inc.                117,200                   5,427,825

Stewart Information Services      88,100                    1,833,581
Corp.

White Mountains Insurance         39,700                    5,170,925
Group, Inc.

                                                            52,264,069

REAL ESTATE INVESTMENT TRUSTS
- 2.4%

Imperial Credit Commercial        107,700                   1,177,969
Mortgage Investment Corp.

Indymac Mortgage Holdings,        473,000                   6,355,938
Inc.

Novastar Financial, Inc.          80,200                    360,900

Ocwen Asset Investment Corp.      758,300                   3,270,169

                                                            11,164,976

SAVINGS & LOANS - 42.9%

Astoria Financial Corp.           423,400                   13,919,275



                                 SHARES                    VALUE (NOTE 1)

Bank Plus Corp. (a)               278,600                  $ 1,271,113

Bank United Corp. Class A         500                       17,156

BankUnited Financial Corp.        50,000                    478,125
Class A (a)

Bay View Capital Corp.            139,103                   2,269,118

Charter One Financial, Inc.       810,764                   18,976,945

Commercial Federal Corp.          349,225                   8,119,481

Dime Bancorp, Inc.                751,684                   13,812,194

Downey Financial Corp.            127,500                   2,709,375

First Bell Bancorp, Inc.          71,000                    1,184,813

First Federal Capital Corp.       141,900                   2,226,056

First Federal Savings & Loan      52,300                    1,464,400
Association East Hartford

First Washington Bancorp,         113,400                   2,126,250
Inc.

FirstFed Financial Corp. (a)      201,600                   3,074,400

Golden State Bancorp, Inc. (a)    929,092                   18,639,908

Golden State Bancorp, Inc.        898,761                   1,376,228
litigation warrants 12/31/99
(a)

Golden West Financial Corp.       251,300                   22,821,181

Haven Bancorp, Inc.               86,200                    1,422,300

ITLA Capital Corp. (a)            76,300                    1,201,725

JSB Financial, Inc.               71,000                    3,771,875

MAF Bancorp., Inc.                212,900                   4,524,125

Quaker City Bancorp, Inc. (a)     83,825                    1,445,981

Richmond County Financial         416,300                   8,247,944
Corp.

Roslyn Bancorp, Inc.              246,015                   4,182,255

SGV Bancorp., Inc. (a)(c)         114,300                   2,514,600

Sovereign Bancorp, Inc.           151,400                   1,518,731

St. Paul Bancorp, Inc.            120,200                   2,614,350

TCF Financial Corp.               587,800                   16,605,350

Washington Federal, Inc.          743,470                   17,750,346

Washington Mutual, Inc.           429,980                   13,651,865

Webster Financial Corp.           243,800                   6,567,363

                                                            200,504,828

TOTAL COMMON STOCKS                                         434,872,105
(Cost $396,873,663)

CASH EQUIVALENTS - 7.4%



Taxable Central Cash Fund,      34,744,123                  34,744,123
5.20% (b) (Cost $34,744,123)

TOTAL INVESTMENT PORTFOLIO -                               469,616,228
100.5%   (Cost $431,617,786)

NET OTHER ASSETS - (0.5%)                                  (2,197,848)

NET ASSETS - 100%                                        $ 467,418,380

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $339,738,433 and $604,432,370, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $59,247 for the period.

Transactions during the period with companies which are or were affiliates are as follows:

                                    PURCHASES             SALES                 DIVIDEND       VALUE
AFFILIATE                           COST                  COST                  INCOME
Acadiana Bancshares, Inc.           $ -                   $ 570,826             $ 15,743       $ -
Citizens First Financial Corp.        -                     768,875               -              -
SGV Bancorp., Inc.                    -                     223,250               -              2,514,600
TOTALS                              $ -                   $ 1,562,951           $ 15,743       $ 2,514,600


INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $432,934,361. Net unrealized appreciation aggregated $36,681,867, of which $78,779,062 related to appreciated investment securities and $42,097,195 related to depreciated investment securities.

HOME FINANCE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                              AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 469,616,228
value  (cost $431,617,786) -
 See accompanying schedule

Receivable for investments                   6,341,705
sold

Receivable for fund shares                   56,516
sold

Dividends receivable                         1,338,990

Interest receivable                          156,055

Redemption fees receivable                   9,148

Other receivables                            7,822

 TOTAL ASSETS                                477,526,464

LIABILITIES

Payable for investments        $ 3,423,494
purchased

Payable for fund shares         6,071,708
redeemed

Accrued management fee          246,572

Other payables and accrued      366,310
expenses

 TOTAL LIABILITIES                           10,108,084

NET ASSETS                                  $ 467,418,380

Net Assets consist of:

Paid in capital                             $ 396,055,981

Undistributed net investment                 2,142,754
income

Accumulated undistributed net                31,221,552
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  37,998,093
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 11,803,496                  $ 467,418,380
shares outstanding

NET ASSET VALUE and                          $39.60
redemption price per share
($467,418,380 (divided by)
11,803,496 shares)

Maximum offering price per                   $40.82
share (100/97.00 of $39.60)

STATEMENT OF OPERATIONS
                                SIX MONTHS ENDED AUGUST 31,
                                           1999 (UNAUDITED)

INVESTMENT INCOME                               $ 4,923,603
Dividends (including $15,743
received from affiliated
issuers)

 Special dividend from Ocwen                     648,866
 Asset Investment Corp.

Interest                                         805,601

 TOTAL INCOME                                    6,378,070

EXPENSES

Management fee                   $ 1,821,337

Transfer agent fees               2,124,267

Accounting fees and expenses      222,864

Non-interested trustees'          952
compensation

Custodian fees and expenses       13,102

Registration fees                 52,003

Audit                             23,156

Legal                             417

 Total expenses before            4,258,098
reductions

 Expense reductions               (26,583)       4,231,515

NET INVESTMENT INCOME                            2,146,555

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            34,220,251
(including realized gain of
$541,491  on sales of
investments in  affiliated
issuers)

 Foreign currency transactions    (3,137)        34,217,114

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (54,189,018)

 Assets and liabilities in        (1,111)        (54,190,129)
foreign currencies

NET GAIN (LOSS)                                  (19,973,015)

NET INCREASE (DECREASE) IN                      $ (17,826,460)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 268,364
charges paid to FDC

 Sales charges - Retained by                    $ 268,077
FDC

 Deferred sales charges                         $ 6,308
withheld   by FDC

 Exchange fees withheld by FSC                  $ 58,416

 Expense Reductions  Directed                   $ 25,403
brokerage arrangements

  Custodian credits                              112

  Transfer agent credits                         1,068

                                                $ 26,583

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 2,146,555                  $ 7,725,515
income

 Net realized gain (loss)         34,217,114                   22,583,634

 Change in net unrealized         (54,190,129)                 (316,657,120)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (17,826,460)                 (286,347,971)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,867,268)                  (2,223,405)
From net investment income

 From net realized gain           (5,600,916)                  (43,930,438)

 TOTAL DISTRIBUTIONS              (7,468,184)                  (46,153,843)

Share transactions Net            79,457,646                   655,146,906
proceeds from sales of shares

 Reinvestment of distributions    7,089,429                    45,331,306

 Cost of shares redeemed          (334,650,890)                (1,297,847,011)

 NET INCREASE (DECREASE) IN       (248,103,815)                (597,368,799)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  376,622                      1,700,582

  TOTAL INCREASE (DECREASE)       (273,021,837)                (928,170,031)
IN NET ASSETS

NET ASSETS

 Beginning of period              740,440,217                  1,668,610,248

 End of period (including        $ 467,418,380                $ 740,440,217
undistributed net investment
income of $2,142,754 and
$7,800,879, respectively)

OTHER INFORMATION
Shares

 Sold                             1,806,856                    13,208,817

 Issued in reinvestment of        168,756                      793,059
distributions

 Redeemed                         (7,762,299)                  (27,681,040)

 Net increase (decrease)          (5,786,687)                  (13,679,164)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                     1998         1997         1996 F

Net asset value, beginning of    $ 42.09                      $ 53.36                  $ 46.00      $ 33.30      $ 23.92
period

Income from Investment
Operations

Net investment income D           .15 G                        .28                      .33          .53          .53

Net realized and unrealized       (2.19)                       (10.16)                  13.10        14.60        9.72
gain (loss)

Total from investment             (2.04)                       (9.88)                   13.43        15.13        10.25
operations

Less Distributions

 From net investment income       (.12)                        (.07)                    (.29)        (.32)        (.19)

From net realized gain            (.36)                        (1.38)                   (5.84)       (2.16)       (.73)

Total distributions               (.48)                        (1.45)                   (6.13)       (2.48)       (.92)

Redemption fees added to paid     .03                          .06                      .06          .05          .05
in capital

Net asset value, end of period   $ 39.60                      $ 42.09                  $ 53.36      $ 46.00      $ 33.30

TOTAL RETURN B, C                 (4.84)%                      (19.12)%                 32.39%       47.50%       43.24%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 467,418                    $ 740,440                $ 1,668,610  $ 1,176,828  $ 617,035
(000 omitted)

Ratio of expenses to average      1.34% A                      1.19%                    1.21%        1.38%        1.35%
net assets

Ratio of expenses to average      1.33% A, E                   1.18% E                  1.19% E      1.34% E      1.32% E
net assets after  expense
reductions

Ratio of net investment           .68% A                       .57%                     .67%         1.41%        1.80%
income to average net assets

Portfolio turnover rate           114% A                       18%                      54%          78%          81%


FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 25.03
period

Income from Investment
Operations

Net investment income D           .20

Net realized and unrealized       2.34
gain (loss)

Total from investment             2.54
operations

Less Distributions

 From net investment income       (.12)

From net realized gain            (3.60)

Total distributions               (3.72)

Redemption fees added to paid     .07
in capital

Net asset value, end of period   $ 23.92

TOTAL RETURN B, C                 12.43%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 229,924
(000 omitted)

Ratio of expenses to average      1.47%
net assets

Ratio of expenses to average      1.45% E
net assets after  expense
reductions

Ratio of net investment           .80%
income to average net assets

Portfolio turnover rate           124%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29
G NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM OCWEN ASSET INVESTMENT CORP.,
WHICH AMOUNTED TO $.05 PER SHARE.



INSURANCE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT INSURANCE                -1.49%         19.53%       168.81%       367.86%

SELECT INSURANCE (LOAD ADJ.)    -4.52%         15.87%       160.67%       353.76%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Financial Services           -3.19%         20.67%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT INSURANCE                19.53%       21.87%        16.68%

SELECT INSURANCE (LOAD ADJ.)    15.87%       21.12%        16.33%

S&P 500                         39.82%       25.11%        17.10%

GS Financial Services           20.67%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Insurance                   S&P 500
             00045                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9833.79                     9959.00
  1989/10/31      10154.90                     9727.95
  1989/11/30      10429.17                     9926.40
  1989/12/31      10172.99                    10164.64
  1990/01/31       9309.50                     9482.59
  1990/02/28       9572.60                     9604.91
  1990/03/31       9525.38                     9859.44
  1990/04/30       9194.82                     9612.96
  1990/05/31      10038.07                    10550.22
  1990/06/30      10065.06                    10478.48
  1990/07/31       9916.64                    10444.95
  1990/08/31       8884.50                     9500.72
  1990/09/30       8115.46                     9038.04
  1990/10/31       7791.65                     8999.18
  1990/11/30       8823.79                     9580.52
  1990/12/31       9174.58                     9847.82
  1991/01/31       9667.04                    10277.18
  1991/02/28      10645.21                    11012.00
  1991/03/31      11346.80                    11278.49
  1991/04/30      11286.09                    11305.56
  1991/05/31      11569.42                    11793.96
  1991/06/30      10850.22                    11253.80
  1991/07/31      11253.10                    11778.23
  1991/08/31      11184.81                    12057.37
  1991/09/30      11294.07                    11856.01
  1991/10/31      11635.48                    12014.88
  1991/11/30      11533.06                    11530.68
  1991/12/31      12539.85                    12849.79
  1992/01/31      12526.15                    12610.79
  1992/02/29      12861.91                    12774.73
  1992/03/31      12676.90                    12525.62
  1992/04/30      12354.84                    12893.87
  1992/05/31      12519.30                    12957.05
  1992/06/30      12781.21                    12763.99
  1992/07/31      13505.38                    13286.04
  1992/08/31      13109.70                    13013.68
  1992/09/30      13804.00                    13167.24
  1992/10/31      14393.79                    13213.32
  1992/11/30      14886.52                    13663.90
  1992/12/31      15361.47                    13831.96
  1993/01/31      16003.73                    13948.15
  1993/02/28      16305.98                    14137.85
  1993/03/31      17167.37                    14436.15
  1993/04/30      16758.87                    14086.80
  1993/05/31      16327.21                    14464.33
  1993/06/30      16501.39                    14506.27
  1993/07/31      17076.93                    14448.25
  1993/08/31      17947.82                    14995.84
  1993/09/30      18008.40                    14880.37
  1993/10/31      17485.87                    15188.39
  1993/11/30      16418.09                    15044.10
  1993/12/31      16617.49                    15226.14
  1994/01/31      16841.49                    15743.82
  1994/02/28      16103.12                    15317.17
  1994/03/31      15348.16                    14649.34
  1994/04/30      15514.08                    14836.85
  1994/05/31      16227.57                    15080.17
  1994/06/30      16136.31                    14710.71
  1994/07/31      16434.97                    15193.22
  1994/08/31      16882.97                    15816.14
  1994/09/30      16766.83                    15428.65
  1994/10/31      16559.42                    15775.79
  1994/11/30      15721.49                    15201.24
  1994/12/31      16559.42                    15426.67
  1995/01/31      17156.75                    15826.69
  1995/02/28      17679.42                    16443.45
  1995/03/31      17961.49                    16928.70
  1995/04/30      18127.43                    17427.25
  1995/05/31      18526.39                    18123.82
  1995/06/30      19108.19                    18544.83
  1995/07/31      19681.69                    19159.78
  1995/08/31      20255.18                    19207.87
  1995/09/30      21260.88                    20018.44
  1995/10/31      20620.89                    19946.98
  1995/11/30      21851.00                    20822.65
  1995/12/31      22323.69                    21223.69
  1996/01/31      22973.73                    21946.15
  1996/02/29      22896.75                    22149.59
  1996/03/31      22640.16                    22362.89
  1996/04/30      22359.34                    22692.52
  1996/05/31      22811.22                    23277.76
  1996/06/30      23219.65                    23366.44
  1996/07/31      22706.94                    22334.12
  1996/08/31      23662.84                    22805.14
  1996/09/30      24818.61                    24088.62
  1996/10/31      26122.11                    24752.98
  1996/11/30      27729.75                    26624.06
  1996/12/31      27615.85                    26096.63
  1997/01/31      28750.38                    27727.15
  1997/02/28      29371.67                    27944.53
  1997/03/31      27786.93                    26796.29
  1997/04/30      29426.84                    28396.03
  1997/05/31      31588.77                    30124.78
  1997/06/30      33901.76                    31474.37
  1997/07/31      36762.31                    33978.79
  1997/08/31      34864.71                    32075.30
  1997/09/30      37092.73                    33832.06
  1997/10/31      36110.89                    32702.07
  1997/11/30      36828.39                    34215.85
  1997/12/31      39344.56                    34803.33
  1998/01/31      38806.55                    35188.26
  1998/02/28      41944.95                    37726.04
  1998/03/31      44276.33                    39657.99
  1998/04/30      44543.87                    40056.94
  1998/05/31      44030.64                    39368.37
  1998/06/30      45976.63                    40967.51
  1998/07/31      45099.87                    40531.21
  1998/08/31      37968.14                    34671.20
  1998/09/30      40416.67                    36892.24
  1998/10/31      42116.73                    39893.06
  1998/11/30      44832.56                    42310.97
  1998/12/31      47338.57                    44748.93
  1999/01/31      46201.57                    46620.33
  1999/02/28      46070.38                    45171.37
  1999/03/31      47797.74                    46978.68
  1999/04/30      50288.80                    48798.16
  1999/05/31      49787.47                    47646.04
  1999/06/30      49966.52                    50290.39
  1999/07/31      48283.46                    48720.33
  1999/08/31      45376.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 141053 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Insurance Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $45,376 - a 353.76% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                 % OF FUND'S NET ASSETS

American International Group,     6.6
Inc.

CIGNA Corp.                       5.9

Berkshire Hathaway, Inc.          5.8
Class A

Equitable Companies (The), Inc.   5.5

American General Corp.            4.9

AFLAC, Inc.                       4.6

MBIA, Inc.                        4.6

Allmerica Financial Corp.         4.6

Hartford Financial Services       4.1
Group, Inc.

Marsh & McLennan Companies,       3.2
Inc.

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Insurance 82.5%
Credit & Other Finance 8.1%
Medical Facilities Management 1.9%
Services 1.2%
All Others 6.3%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 6.3
Row: 1, Col: 2, Value: 1.2
Row: 1, Col: 3, Value: 1.9
Row: 1, Col: 4, Value: 8.1
Row: 1, Col: 5, Value: 82.5

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INSURANCE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Timothy Cohen)

Timothy Cohen,
Portfolio Manager
of Fidelity Select
Insurance Portfolio

Q. HOW DID THE FUND PERFORM, TIM?

A. It was in line with the industry as a whole. For the period that ended August 31, 1999, the fund had total returns of -1.49% for the preceding six months and 19.53% for the preceding 12 months. This compares with returns of -3.19% and 20.67% for the six-month and 12-month periods, respectively, for the Goldman Sachs Financial Services Index - an index of 271 stocks designed to measure the relative performance of companies in the financial services sector. The fund underperformed the broader market as measured by the Standard and Poor's 500 Index, which had returns of 7.32% and 39.82% over the same six- and 12-month periods, respectively.

Q. WHAT WERE THE MAJOR FACTORS AFFECTING THIS PERFORMANCE?

A. The overall investment backdrop for financial services was one of rising interest rates, inflation worries and signs of a broad cyclical recovery. These factors are not the best environment for the financial sector as a whole, which helps to explain its relatively lackluster performance versus the broader market. Specifically within the insurance segment, the environment was one of continued price competition and generally disappointing earnings from the property-casualty companies.

Q. DID YOUR INVESTMENT STRATEGY CHANGE DURING THE PERIOD BASED ON THIS ENVIRONMENT?

A. The way I positioned the fund didn't really change. I continued to favor the health, life and specialty insurers over the less-specialized, commodity-like players in the property-casualty business. I moved the fund further away from the auto insurance segment, where increased competition and inflation were leading to declining margins. I continued to find opportunities in certain niche segments of the property-casualty business, with particular emphasis on such areas as bond insurance and specialty brokerage. I also found strong growth in life and health insurance companies, based largely on the growing demand for retirement and health care-related products from an aging population.

Q. WHICH OF THE FUND'S HOLDINGS DID WELL?

A. Looking first at the life and health segment, where the fund was overweighted, there were a number of quality names that helped performance. CIGNA and AFLAC were top performers in this segment. So too was American International Group (AIG), which expanded its presence in life insurance with its recent acquisition of Sun America and benefited from strong worldwide growth in life insurance. In the brokerage area, E.W. Blanch, a broker specializing in re-insurance, was a strong contributor to fund performance.

Q. WHICH STOCKS WERE DISAPPOINTMENTS?

A. Despite what I think is a fundamentally sound story based on their business prospects, some of the bond insurers didn't do as well as I would have liked. Municipal bond issuance is highly cyclical with interest rates, so as rates rose in the period, bond issuance in the U.S. declined, and this hurt the performance of such companies as MBIA and Ambac Financial. Another disappointment came in the wake of the merger of UNUM Corp. and Provident Companies, when a reserve deficiency was discovered in the group disability business. Unfortunately, a common risk among insurers is that loss reserves for certain business lines sometimes prove insufficient due to poor estimates or rising inflation. Fortunately, the fund avoided exposure to various property-casualty stocks that were also affected by reserve deficiency problems.

Q. WHAT IS YOUR OUTLOOK, TIM?

A. I continue to be somewhat cautious in my outlook for the insurance sector. Uncertainty around the interest-rate environment is a big factor in that view. If rates continue to rise, that trend will likely continue to have a negative effect on the performance of the financial services industry as a whole. Looking ahead, I'll continue to position the fund in the best-quality companies in each of the insurance segments. That means I'll likely continue to favor the life, health and bond insurers over companies in the property-casualty business, where I see a persistent environment of overcapacity and price competition, as well as some potential exposure to Y2K liabilities.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 045

TRADING SYMBOL: FSPCX

SIZE: as of August 31, 1999, more than
$60 million

MANAGER: Timothy Cohen, since February
1999; equity analyst, business and consumer services, 1996-1998; joined Fidelity in
1996.

INSURANCE PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 93.7%

                               SHARES                    VALUE (NOTE 1)

CREDIT & OTHER FINANCE - 8.1%

Citigroup, Inc.                 35,748                   $ 1,588,552

Equitable Companies (The),      53,400                    3,297,450
Inc.

                                                          4,886,002

INSURANCE - 82.5%

Aetna, Inc.                     10,000                    777,500

AFLAC, Inc.                     62,300                    2,799,606

Allmerica Financial Corp.       48,573                    2,744,375

Ambac Financial Group, Inc.     30,800                    1,626,625

American General Corp.          41,500                    2,946,500

American International Group,   42,637                    3,951,913
Inc.

Berkshire Hathaway, Inc.        54                        3,466,800
Class A (a)

Blanch E.W. Holdings, Inc.      27,800                    1,841,750

CIGNA Corp.                     39,400                    3,538,613

Financial Security Assurance    4,300                     215,269
Holdings Ltd.

Hartford Financial Services     54,500                    2,476,344
Group, Inc.

Hartford Life, Inc. Class A     37,700                    1,637,594

Horace Mann Educators Corp.     35,400                    1,066,425

Jefferson-Pilot Corp.           18,900                    1,261,575

Lincoln National Corp.          16,500                    773,438

Marsh & McLennan Companies,     26,200                    1,907,688
Inc.

MBIA, Inc.                      53,200                    2,759,750

MGIC Investment Corp.           26,800                    1,164,125

Mutual Risk Management Ltd.     62,000                    1,705,000

Nationwide Financial            41,700                    1,522,050
Services, Inc.  Class A

Philadelphia Consolidated       46,800                    865,800
Holding Corp. (a)

PMI Group, Inc.                 18,950                    805,375

Protective Life Corp.           39,000                    1,160,250

Reliastar Financial Corp.       21,876                    985,787

RenaissanceRe Holdings Ltd.     21,600                    780,300

Terra Nova (Bermuda) Holdings   15,100                    483,200
Ltd. Class A

Torchmark Corp.                 39,200                    1,117,200

UICI (a)                        34,200                    899,888

UnumProvident Corp.             39,435                    1,422,125

Xl Capital Ltd.                 18,900                    950,906

                                                          49,653,771

MEDICAL FACILITIES MANAGEMENT
- 1.9%

Wellpoint Health Networks,      15,300                    1,114,988
Inc. (a)

SERVICES - 1.2%

InsWeb Corp.                    22,800                    729,600

TOTAL COMMON STOCKS                                       56,384,361
(Cost $51,670,109)

CASH EQUIVALENTS - 8.6%

                               SHARES                    VALUE (NOTE 1)

Central Cash Collateral Fund,   1,351,400                $ 1,351,400
5.26% (b)

Taxable Central Cash Fund,      3,836,409                 3,836,409
5.20% (b)

TOTAL CASH EQUIVALENTS                                    5,187,809
(Cost $5,187,809)

TOTAL INVESTMENT PORTFOLIO -                              61,572,170
102.3%  (Cost $56,857,918)

NET OTHER ASSETS - (2.3%)                                 (1,388,490)

NET ASSETS - 100%                                         $ 60,183,680

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $41,944,624 and $65,118,640, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $4,468 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,281,500. The fund received cash collateral of $1,351,400 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $56,899,312. Net unrealized appreciation aggregated $4,672,858, of which $7,509,282 related to appreciated investment securities and $2,836,424 related to depreciated investment securities.

INSURANCE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                             AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 61,572,170
value  (cost $56,857,918) -
See accompanying schedule

Receivable for fund shares                   348,418
sold

Dividends receivable                         72,283

Interest receivable                          5,914

Redemption fees receivable                   121

Other receivables                            118

 TOTAL ASSETS                                61,999,024

LIABILITIES

Payable for fund shares         $ 387,035
redeemed

Accrued management fee           30,954

Other payables and accrued       45,955
expenses

Collateral on securities         1,351,400
loaned,  at value

 TOTAL LIABILITIES                           1,815,344

NET ASSETS                                  $ 60,183,680

Net Assets consist of:

Paid in capital                             $ 44,729,674

Accumulated net investment                   (65,497)
loss

Accumulated undistributed net                10,805,251
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  4,714,252
(depreciation) on investments

NET ASSETS, for 1,582,974                   $ 60,183,680
shares outstanding

NET ASSET VALUE and                          $38.02
redemption price per share
($60,183,680 (divided by)
1,582,974 shares)

Maximum offering price per                   $39.20
share (100/97.00 of $38.02)

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED AUGUST 31,
                                       1999 (UNAUDITED)

INVESTMENT INCOME                             $ 359,309
Dividends

Interest                                       76,346

Security lending                               35

 TOTAL INCOME                                  435,690

EXPENSES

Management fee                   $ 224,536

Transfer agent fees               231,492

Accounting and security           30,999
lending fees

Non-interested trustees'          116
compensation

Custodian fees and expenses       5,978

Registration fees                 20,984

Audit                             4,917

Legal                             46

 Total expenses before            519,068
reductions

 Expense reductions               (17,881)     501,187

NET INVESTMENT INCOME (LOSS)                   (65,497)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            11,004,806

 Foreign currency transactions    25           11,004,831

Change in net unrealized                       (10,591,798)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                413,033

NET INCREASE (DECREASE) IN                    $ 347,536
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 55,391
charges paid to FDC

 Sales charges - Retained by                  $ 54,277
FDC

 Deferred sales charges                       $ 194
withheld   by FDC

 Exchange fees withheld by FSC                $ 5,018

 Expense reductions  Directed                 $ 17,881
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (65,497)                   $ (106,344)
income (loss)

 Net realized gain (loss)         11,004,831                   13,198,732

 Change in net unrealized         (10,591,798)                 (4,563,684)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       347,536                      8,528,704
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (6,906,129)                  (11,641,173)
from net realized gains

Share transactions Net            14,215,742                   64,911,861
proceeds from sales of shares

 Reinvestment of distributions    6,603,662                    11,462,296

 Cost of shares redeemed          (36,991,670)                 (115,658,850)

 NET INCREASE (DECREASE) IN       (16,172,266)                 (39,284,693)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  35,059                       126,042

  TOTAL INCREASE (DECREASE)       (22,695,800)                 (42,271,120)
IN NET ASSETS

NET ASSETS

 Beginning of period              82,879,480                   125,150,600

 End of period (including        $ 60,183,680                 $ 82,879,480
accumulated net investment
loss of $65,497 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             335,895                      1,540,455

 Issued in reinvestment of        166,129                      274,802
distributions

 Redeemed                         (885,988)                    (2,821,222)

 Net increase (decrease)          (383,964)                    (1,005,965)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                 1998       1997      1996 F    1995

Net asset value, beginning of    $ 42.14                      $ 42.10              $ 32.62    $ 26.77   $ 21.31   $ 19.41
period

Income from Investment
Operations

Net investment income (loss) D    (.04)                        (.04)                .01        .01       .06       .05

Net realized and unrealized       (.45) G                      4.01                 12.93      7.21      6.15      1.78
gain (loss)

Total from investment             (.49)                        3.97                 12.94      7.22      6.21      1.83
operations

Less Distributions

 From net investment income       -                            -                    -          (.03)     (.07)     -

From net realized gain            (3.65)                       (3.98)               (3.54)     (1.45)    (.72)     -

Total distributions               (3.65)                       (3.98)               (3.54)     (1.48)    (.79)     -

Redemption fees added to paid     .02                          .05                  .08        .11       .04       .07
in capital

Net asset value, end of period   $ 38.02                      $ 42.14              $ 42.10    $ 32.62   $ 26.77   $ 21.31

TOTAL RETURN B, C                 (1.49)%                      9.84%                42.81%     28.28%    29.51%    9.79%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 60,184                     $ 82,879             $ 125,151  $ 42,367  $ 38,994  $ 21,838
(000 omitted)

Ratio of expenses to average      1.32% A                      1.33%                1.45%      1.82%     1.77%     2.36%
net assets

Ratio of expenses to average      1.28% A, E                   1.31% E              1.43% E    1.77% E   1.74% E   2.34% E
net assets after  expense
reductions

Ratio of net investment           (.17)% A                     (.10)%               .02%       .05%      .26%      .25%
income (loss) to average net
assets

Portfolio turnover rate           115% A                       72%                  157%       142%      164%      265%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29
G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET GAIN ON
INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN  RELATION TO
FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.



BIOTECHNOLOGY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT BIOTECHNOLOGY            32.19%         102.37%      200.27%       626.76%

SELECT BIOTECHNOLOGY (LOAD      28.15%         96.23%       191.18%       604.88%
ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Health Care                  -0.56%         27.04%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT BIOTECHNOLOGY            102.37%      24.60%        21.94%

SELECT BIOTECHNOLOGY  (LOAD     96.23%       23.83%        21.57%
ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Health Care                  27.04%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             BIOTECHNOLOGY               S&P 500
             00042                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30      10109.46                     9959.00
  1989/10/31      10144.76                     9727.95
  1989/11/30      10462.45                     9926.40
  1989/12/31      10262.78                    10164.64
  1990/01/31       9494.87                     9482.59
  1990/02/28      10391.97                     9604.91
  1990/03/31      10829.75                     9859.44
  1990/04/30      10966.11                     9612.96
  1990/05/31      12509.11                    10550.22
  1990/06/30      13382.66                    10478.48
  1990/07/31      13418.95                    10444.95
  1990/08/31      13005.28                     9500.72
  1990/09/30      12714.98                     9038.04
  1990/10/31      12823.84                     8999.18
  1990/11/30      14376.93                     9580.52
  1990/12/31      14814.09                     9847.82
  1991/01/31      16515.41                    10277.18
  1991/02/28      18855.65                    11012.00
  1991/03/31      20802.14                    11278.49
  1991/04/30      19895.76                    11305.56
  1991/05/31      21158.74                    11793.96
  1991/06/30      20035.35                    11253.80
  1991/07/31      21839.00                    11778.23
  1991/08/31      23369.37                    12057.37
  1991/09/30      24579.61                    11856.01
  1991/10/31      27000.09                    12014.88
  1991/11/30      25196.44                    11530.68
  1991/12/31      29486.73                    12849.79
  1992/01/31      28895.70                    12610.79
  1992/02/29      26677.32                    12774.73
  1992/03/31      24653.24                    12525.62
  1992/04/30      22353.89                    12893.87
  1992/05/31      23956.96                    12957.05
  1992/06/30      23536.47                    12763.99
  1992/07/31      24766.85                    13286.04
  1992/08/31      23217.81                    13013.68
  1992/09/30      23138.15                    13167.24
  1992/10/31      24271.16                    13213.32
  1992/11/30      26661.09                    13663.90
  1992/12/31      26436.85                    13831.96
  1993/01/31      25078.26                    13948.15
  1993/02/28      21030.37                    14137.85
  1993/03/31      21346.76                    14436.15
  1993/04/30      21895.78                    14086.80
  1993/05/31      23310.22                    14464.33
  1993/06/30      23449.80                    14506.27
  1993/07/31      22677.44                    14448.25
  1993/08/31      23533.55                    14995.84
  1993/09/30      24501.32                    14880.37
  1993/10/31      26325.19                    15188.39
  1993/11/30      26120.47                    15044.10
  1993/12/31      26622.96                    15226.14
  1994/01/31      27534.90                    15743.82
  1994/02/28      25692.42                    15317.17
  1994/03/31      23096.19                    14649.34
  1994/04/30      22677.44                    14836.85
  1994/05/31      22295.92                    15080.17
  1994/06/30      21411.90                    14710.71
  1994/07/31      21467.73                    15193.22
  1994/08/31      23477.71                    15816.14
  1994/09/30      23403.27                    15428.65
  1994/10/31      22603.00                    15775.79
  1994/11/30      22184.25                    15201.24
  1994/12/31      21784.12                    15426.67
  1995/01/31      22761.19                    15826.69
  1995/02/28      23542.85                    16443.45
  1995/03/31      23924.38                    16928.70
  1995/04/30      24668.81                    17427.25
  1995/05/31      24892.15                    18123.82
  1995/06/30      25794.78                    18544.83
  1995/07/31      26948.66                    19159.78
  1995/08/31      28028.09                    19207.87
  1995/09/30      29284.33                    20018.44
  1995/10/31      29051.69                    19946.98
  1995/11/30      30019.46                    20822.65
  1995/12/31      32480.16                    21223.69
  1996/01/31      34401.18                    21946.15
  1996/02/29      34130.75                    22149.59
  1996/03/31      33589.88                    22362.89
  1996/04/30      34315.11                    22692.52
  1996/05/31      34715.57                    23277.76
  1996/06/30      32617.95                    23366.44
  1996/07/31      30224.76                    22334.12
  1996/08/31      31616.81                    22805.14
  1996/09/30      33466.53                    24088.62
  1996/10/31      32303.31                    24752.98
  1996/11/30      32494.00                    26624.06
  1996/12/31      34301.82                    26096.63
  1997/01/31      35873.95                    27727.15
  1997/02/28      36127.17                    27944.53
  1997/03/31      32402.61                    26796.29
  1997/04/30      30981.46                    28396.03
  1997/05/31      34920.05                    30124.78
  1997/06/30      35834.75                    31474.37
  1997/07/31      36049.98                    33978.79
  1997/08/31      36297.48                    32075.30
  1997/09/30      41075.45                    33832.06
  1997/10/31      39579.65                    32702.07
  1997/11/30      38880.17                    34215.85
  1997/12/31      39540.88                    34803.33
  1998/01/31      39868.97                    35188.26
  1998/02/28      41946.87                    37726.04
  1998/03/31      43660.23                    39657.99
  1998/04/30      41927.80                    40056.94
  1998/05/31      40496.24                    39368.37
  1998/06/30      40534.93                    40967.51
  1998/07/31      41192.67                    40531.21
  1998/08/31      34834.51                    34671.20
  1998/09/30      40663.90                    36892.24
  1998/10/31      43398.04                    39893.06
  1998/11/30      45139.12                    42310.97
  1998/12/31      51290.94                    44748.93
  1999/01/31      54283.02                    46620.33
  1999/02/28      53328.65                    45171.37
  1999/03/31      55946.72                    46978.68
  1999/04/30      51471.69                    48798.16
  1999/05/31      53489.17                    47646.04
  1999/06/30      57860.38                    50290.39
  1999/07/31      63266.20                    48720.33
  1999/08/31      70488.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990909 153942 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Biotechnology Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $70,488 - a 604.88% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Amgen, Inc.                   7.8

Medimmune, Inc.               7.1

Chiron Corp.                  5.7

Biogen, Inc.                  5.3

Immunex Corp.                 5.1

IDEC Pharmaceuticals Corp.    5.0

Schering-Plough Corp.         4.8

Merck & Co., Inc.             4.8

Genzyme Corp. (General        4.7
Division)

Gilead Sciences, Inc.         3.8

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Drugs & Pharmaceuticals 89.2%
Computer Services
& Software 2.6%
Electronic Instruments 1.3%
Medical Facilities
Management 0.1%
Medical Equipment
& Supplies 0.1%
All Others 6.7%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 6.7
Row: 1, Col: 2, Value: 0.1
Row: 1, Col: 3, Value: 0.1
Row: 1, Col: 4, Value: 1.3
Row: 1, Col: 5, Value: 2.6
Row: 1, Col: 6, Value: 89.2

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

BIOTECHNOLOGY PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Rajiv Kaul)

Rajiv Kaul,
Portfolio Manager
of Fidelity Select Biotechnology Portfolio

Q. HOW DID THE FUND PERFORM, RAJIV?

A. For the six- and 12-month periods that ended August 31, 1999, the fund posted a total return of 32.19% and 102.37%, respectively. During the same periods, the Goldman Sachs Health Care Index - an index of 93 stocks designed to measure the performance of companies in the health care sector - returned -0.56% and 27.04%, respectively. The fund also compares its performance to the Standard & Poor's 500 Index, which returned 7.32% and 39.82% during the same periods.

Q. WHAT WERE THE PRIMARY FACTORS CONTRIBUTING TO THE FUND'S STRONG
PERFORMANCE?

A. Biotechnology companies have begun to reap the rewards of their drug research and development. Five years ago, investors bought biotechnology stocks on the hopes and expectations of breakthrough drugs; now, many of these companies are rolling out new drugs, or they are much closer to releasing new products to the market. Beyond the overall strength of the sector, the fund benefited from its focus on companies with strong business fundamentals, including promising new product launches, strong existing product pipelines and accelerating earnings outlooks.

Q. GENOMICS IS CONSIDERED CENTRAL TO THE SUCCESS OF BIOTECHNOLOGY
COMPANIES. CAN YOU TELL US MORE ABOUT THIS NEW FIELD OF RESEARCH?

A. Essentially, genomics is the decoding of the human genome, or genetic code, so that researchers can pinpoint the genetic differences of specific diseases and develop targeted treatments. While it's still too early to tell how great an impact genomics will have on the industry, biotechnology and pharmaceutical companies do not want to be caught behind in this new process of drug development. Genomics can be crucial to a company's success because it has the potential to help produce new drugs that can be very effective and profitable. Also, by targeting specific diseases and treatments more quickly, it may reduce the time spent in development, which saves money.

Q. IT SEEMS TRADITIONAL PHARMACEUTICAL COMPANIES AND BIOTECHNOLOGY COMPANIES ARE BECOMING MORE AND MORE ALIKE. DOES THIS TREND HAVE ANY EFFECT ON THE FUND'S STRATEGY?

A. After launching multiple product lines, mature biotechnology companies, such as Amgen, are beginning to look more like large pharmaceutical companies. At the same time, many large pharmaceutical companies have made significant investments in biotechnology. While the distinction between certain biotechnology and pharmaceutical companies is blurring, I've recently reduced the fund's exposure to traditional pharmaceutical stocks, but not because they look more like biotechnology stocks. On the contrary, I see more growth potential in certain biotechnology companies.

Q. WHICH STOCKS TURNED IN STRONG PERFORMANCE FOR THE FUND?

A. Medimmune was one of the fund's top performers after its shares rallied in response to strong sales of its blockbuster drug, Synagis, which is used in the prevention of respiratory disease. Immunex moved into the fund's top-10 holdings during the period, and provided strong performance due to the promising outlook for its lead drug, Enbrel, a treatment for rheumatoid arthritis. IDEC Pharmaceuticals, a leader in the development of targeted immunotherapies for cancer, also provided a boost to the fund's total return. It has a new drug called Rituxan, which exhibited robust sales results.

Q. WHICH HOLDINGS WERE DISAPPOINTMENTS DURING THE PERIOD?

A. Sepracor, Merck and Eli Lilly hurt fund performance. In general, each of these companies have solid business fundamentals. However, shares of Sepracor were hurt after the company's new product launch of Xopenex, an asthma drug, was a disappointment. Merck and Eli Lilly declined along with most of the pharmaceutical sector during the period, as investors became increasingly concerned about pending health care legislation and the potential loss of patent protection.

Q. WHAT'S YOUR OUTLOOK, RAJIV?

A. I'm optimistic about the short- and long-term growth prospects for biotechnology stocks. The sector is generally characterized by strong new product cycles, the benefits of consolidation and positive earnings and revenue growth estimates. In addition, health care legislation is not as much of a factor for biotechnology firms as for pharmaceutical companies.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 042

TRADING SYMBOL: FBIOX

SIZE: as of August 31, 1999, more than
$1.1 billion

MANAGER: Rajiv Kaul, since 1998; equity
research associate, health care industry,
1996-1998; joined Fidelity in 1996

BIOTECHNOLOGY PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 93.3%

                                 SHARES                       VALUE (NOTE 1)

COMPUTER SERVICES & SOFTWARE
- 2.6%

Affymetrix, Inc. (a)              356,350                     $ 30,512,469

DRUGS & PHARMACEUTICALS - 89.2%

Alkermes, Inc. (a)                323,200                      11,998,800

Allergan, Inc.                    164,900                      16,469,388

Alliance Pharmaceutical Corp.     737,500                      2,304,688
(a)

Alpharma, Inc. Class A            90,000                       3,048,750

ALZA Corp. Class A. (a)           475,600                      23,958,350

Amgen, Inc. (a)                   1,086,700                    90,399,850

Anesta Corp. (a)                  125,000                      1,437,500

Aviron (a)                        317,600                      8,912,650

AXYS Pharmaceuticals, Inc. (a)    335,600                      1,405,325

Biochem Pharma, Inc. (a)          971,300                      25,120,389

BioCryst Pharmaceuticals,         120,000                      3,300,000
Inc. (a)

Biogen, Inc. (a)                  800,200                      61,415,350

BioMarin Pharmaceutical, Inc.     90,600                       1,404,300
(a)

Cell Genesys, Inc. (a)            100,000                      887,500

Cellegy Pharmaceuticals, Inc.     353,600                      2,850,900
(a)

Centocor, Inc. (a)                651,900                      39,032,513

Cephalon, Inc. (a)                594,400                      11,256,450

Chiron Corp. (a)                  2,055,200                    66,023,300

COR Therapeutics, Inc. (a)        375,000                      8,179,688

CV Therapeutics, Inc. (a)(c)      733,400                      11,642,725

Elan Corp. PLC sponsored ADR      125,000                      4,007,813
(a)

Enzo Biochem, Inc. (a)            160,000                      3,690,000

Forest Laboratories, Inc. (a)     362,600                      17,586,100

GelTex Pharmaceuticals, Inc.      195,000                      2,632,500
(a)

Genentech, Inc.                   167,300                      27,479,025

Genzyme Corp. (General            976,100                      55,088,644
Division)

Gilead Sciences, Inc. (a)         565,645                      44,084,957

Guilford Pharmaceuticals,         35,000                       472,500
Inc. (a)

Human Genome Sciences, Inc.       277,500                      18,887,344
(a)

ICOS Corp. (a)                    615,000                      19,564,688

IDEC Pharmaceuticals Corp. (a)    454,240                      57,716,870

Ilex Oncology, Inc. (a)           135,000                      2,362,500

Imclone Systems, Inc. (a)         300,000                      8,700,000

Immunex Corp. (a)                 881,600                      59,342,700

Inhale Therapeutic Systems,       181,000                      5,961,688
Inc. (a)

LeukoSite, Inc. (a)               305,000                      7,891,875

Ligand Pharmaceuticals, Inc.      335,000                      2,261,250
Class B (a)

Lilly (Eli) & Co.                 60,000                       4,477,500

Liposome, Inc. (a)                200,000                      3,943,750

Medco Research, Inc. (a)          61,920                       1,416,420

Medimmune, Inc. (a)               798,300                      82,374,581

Merck & Co., Inc.                 837,600                      56,276,250

Millennium Pharmaceuticals,       532,400                      31,378,325
Inc. (a)

NPS Pharmaceuticals, Inc. (a)     345,000                      2,328,750

QLT PhotoTherapeutics, Inc.       128,900                      10,536,549
(a)

Sangstat Medical Corp. (a)        214,500                      4,424,063

Schein Pharmaceutical, Inc.       213,000                      2,955,375
(a)

Schering-Plough Corp.             1,075,600                    56,536,225

Sepracor, Inc. (a)                448,800                      33,603,900

Serologicals Corp. (a)            135,000                      860,625



                                 SHARES                       VALUE (NOTE 1)

Transkaryotic Therapies, Inc.     30,000                      $ 1,181,250
(a)

U.S. Bioscience, Inc. (a)         319,600                      3,695,375

Vertex Pharmaceuticals, Inc.      285,000                      7,908,750
(a)

ViroPharma, Inc. (a)              218,100                      3,789,488

Watson Pharmaceuticals, Inc.      80,000                       2,870,000
(a)

XOMA Ltd. (a)                     120,000                      547,500

                                                               1,039,883,546

ELECTRONIC INSTRUMENTS - 1.3%

PE Corp. (Biosystems Group)       224,540                      15,451,159

MEDICAL EQUIPMENT & SUPPLIES
- 0.1%

Allscripts, Inc.                  1,300                        16,819

Cygnus, Inc. (a)                  64,800                       757,350

                                                               774,169

MEDICAL FACILITIES MANAGEMENT
- 0.1%

Cryolife, Inc. (a)                110,000                      1,560,625

TOTAL COMMON STOCKS                                            1,088,181,968
(Cost $703,685,318)

CASH EQUIVALENTS - 8.2%



Central Cash Collateral Fund,     26,280,800                   26,280,800
5.26% (b)

Taxable Central Cash Fund,        68,967,353                   68,967,353
5.20% (b)

TOTAL CASH EQUIVALENTS                                         95,248,153
(Cost $95,248,153)

TOTAL INVESTMENT PORTFOLIO -                                   1,183,430,121
101.5%   (Cost $798,933,471)

NET OTHER ASSETS - (1.5%)                                      (17,403,753)

NET ASSETS - 100%                                            $ 1,166,026,368

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $483,399,071 and $348,157,007, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,063 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $25,556,806. The fund received cash collateral of $26,280,800 which was invested in the Central Cash Collateral Fund.

Transactions during the period with companies which are or were affiliates are as follows:

                                     PURCHASES             SALES                 DIVIDEND       VALUE
AFFILIATE                            COST                  COST                  INCOME
CV Therapeutics, Inc.                $ 1,112,287           $ 2,193,750           $ -            $ 11,642,725
Cellegy Pharmaceuticals, Inc.          -                     608,231               -              -
TOTALS                               $ 1,112,287           $ 2,801,981           $ -            $ 11,642,725


INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $801,027,948. Net unrealized appreciation aggregated $382,402,173, of which $403,662,410 related to appreciated investment securities and $21,260,237 related to depreciated investment securities.

BIOTECHNOLOGY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 1,183,430,121
value  (cost $798,933,471) -
 See accompanying schedule

Receivable for investments                   6,699,597
sold

Receivable for fund shares                   12,781,739
sold

Dividends receivable                         79,058

Interest receivable                          275,033

Redemption fees receivable                   12,655

Other receivables                            41,255

 TOTAL ASSETS                                1,203,319,458

LIABILITIES

Payable for investments        $ 6,505,317
purchased

Payable for fund shares         3,518,545
redeemed

Accrued management fee          503,481

Other payables and  accrued     484,947
expenses

Collateral on securities        26,280,800
loaned,  at value

 TOTAL LIABILITIES                           37,293,090

NET ASSETS                                  $ 1,166,026,368

Net Assets consist of:

Paid in capital                             $ 736,720,460

Accumulated net investment                   (2,708,813)
loss

Accumulated undistributed net                47,517,178
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  384,497,543
(depreciation) on
investments  and assets and
liabilities in foreign
currencies

NET ASSETS, for 21,390,167                  $ 1,166,026,368
shares outstanding

NET ASSET VALUE and                          $54.51
redemption price per share
($1,166,026,368 (divided by)
21,390,167 shares)

Maximum offering price per                   $56.20
share (100/97.00 of $54.51)

STATEMENT OF OPERATIONS
                             SIX MONTHS ENDED AUGUST 31,
                                        1999 (UNAUDITED)

INVESTMENT INCOME                              $ 693,795
Dividends

Interest                                        1,390,509

Security lending                                109,092

 TOTAL INCOME                                   2,193,396

EXPENSES

Management fee                   $ 2,410,374

Transfer agent fees               2,158,288

Accounting and security           284,663
lending fees

Non-interested trustees'          679
compensation

Custodian fees and expenses       20,590

Registration fees                 47,902

Audit                             13,224

Legal                             572

 Total expenses before            4,936,292
reductions

 Expense reductions               (34,083)      4,902,209

NET INVESTMENT INCOME (LOSS)                    (2,708,813)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            48,534,932
(including realized loss of
$1,532,357 on sales of
investments in  affiliated
issuers)

 Foreign currency transactions    29,528        48,564,460

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            199,057,428

 Assets and liabilities in        248           199,057,676
foreign currencies

NET GAIN (LOSS)                                 247,622,136

NET INCREASE (DECREASE) IN                     $ 244,913,323
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 1,648,580
charges paid to FDC

 Sales charges - Retained by                   $ 1,646,497
FDC

 Deferred sales charges                        $ 7,587
withheld   by FDC

 Exchange fees withheld by FSC                 $ 12,675

 Expense reductions  Directed                  $ 31,299
brokerage arrangements

  Custodian credits                             1,815

  Transfer agent credits                        969

                                               $ 34,083

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (2,708,813)                $ (4,327,543)
income (loss)

 Net realized gain (loss)         48,564,460                   2,585,385

 Change in net unrealized         199,057,676                  152,855,134
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       244,913,323                  151,112,976
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (2,262,626)                  (33,971,527)
from net realized gains

Share transactions Net            399,730,582                  320,529,357
proceeds from sales of shares

 Reinvestment of distributions    2,159,395                    33,062,818

 Cost of shares redeemed          (220,487,785)                (309,253,094)

 NET INCREASE (DECREASE) IN       181,402,192                  44,339,081
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  443,956                      507,092

  TOTAL INCREASE (DECREASE)       424,496,845                  161,987,622
IN NET ASSETS

NET ASSETS

 Beginning of period              741,529,523                  579,541,901

 End of period (including        $ 1,166,026,368              $ 741,529,523
accumulated net investment
loss of $2,708,813 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             8,440,275                    9,105,791

 Issued in reinvestment of        49,802                       970,436
distributions

 Redeemed                         (5,033,864)                  (8,928,498)

 Net increase (decrease)          3,456,213                    1,147,729


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 G

Net asset value, beginning of    $ 41.35                      $ 34.52                   $ 34.24    $ 36.60    $ 25.30
period

Income from Investment
Operations

Net investment income (loss) D    (.15)                        (.26)                     (.27)      (.20)      .11

Net realized and unrealized       13.41                        9.15                      5.20       1.89       11.21
gain (loss)

Total from investment             13.26                        8.89                      4.93       1.69       11.32
operations

Less Distributions

 From net investment income       -                            -                         -          (.03)      (.07)

From net realized gain            (.12)                        (2.09)                    (4.71)     (4.06)     -

Total distributions               (.12)                        (2.09)                    (4.71)     (4.09)     (.07)

Redemption fees added to paid     .02                          .03                       .06        .04        .05
in capital

Net asset value, end of period   $ 54.51                      $ 41.35                   $ 34.52    $ 34.24    $ 36.60

TOTAL RETURN B, C                 32.19%                       27.13%                    16.11%     5.85%      44.97%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,166,026                  $ 741,530                 $ 579,542  $ 674,902  $ 1,096,864
(000 omitted)

Ratio of expenses to average      1.17% A                      1.34%                     1.49%      1.57%      1.44% E
net assets

Ratio of expenses to average      1.16% A, F                   1.30% F                   1.47% F    1.56% F    1.43% F
net assets after  expense
reductions

Ratio of net investment           (.64)% A                     (.75)%                    (.81)%     (.59)%     .35%
income (loss) to average net
assets

Portfolio turnover rate           88% A                        86%                       162%       41%        67%



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 27.61
period

Income from Investment
Operations

Net investment income (loss) D    (.06)

Net realized and unrealized       (2.26)
gain (loss)

Total from investment             (2.32)
operations

Less Distributions

 From net investment income       -

From net realized gain            -

Total distributions               -

Redemption fees added to paid     .01
in capital

Net asset value, end of period   $ 25.30

TOTAL RETURN B, C                 (8.37)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 448,197
(000 omitted)

Ratio of expenses to average      1.59%
net assets

Ratio of expenses to average      1.59%
net assets after  expense
reductions

Ratio of net investment           (.27)%
income (loss) to average net
assets

Portfolio turnover rate           77%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER. F FMR OR THE
FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. G FOR THE YEAR ENDED FEBRUARY 29


HEALTH CARE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT HEALTH CARE              -2.02%         24.77%       221.87%       660.03%

SELECT HEALTH CARE (LOAD ADJ.)  -5.03%         20.96%       212.14%       637.16%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Health Care                  -0.56%         27.04%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT HEALTH CARE              24.77%       26.34%        22.49%

SELECT HEALTH CARE (LOAD ADJ.)  20.96%       25.57%        22.11%

S&P 500                         39.82%       25.11%        17.10%

GS Health Care                  27.04%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Health Care                 S&P 500
             00063                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9770.01                     9959.00
  1989/10/31       9697.88                     9727.95
  1989/11/30      10115.84                     9926.40
  1989/12/31      10218.58                    10164.64
  1990/01/31       9632.27                     9482.59
  1990/02/28       9531.33                     9604.91
  1990/03/31       9911.47                     9859.44
  1990/04/30       9911.47                     9612.96
  1990/05/31      11275.24                    10550.22
  1990/06/30      11659.41                    10478.48
  1990/07/31      11820.38                    10444.95
  1990/08/31      11290.51                     9500.72
  1990/09/30      10950.68                     9038.04
  1990/10/31      11201.08                     8999.18
  1990/11/30      12392.73                     9580.52
  1990/12/31      12703.37                     9847.82
  1991/01/31      13957.41                    10277.18
  1991/02/28      15681.40                    11012.00
  1991/03/31      17079.30                    11278.49
  1991/04/30      16781.98                    11305.56
  1991/05/31      17693.13                    11793.96
  1991/06/30      16895.30                    11253.80
  1991/07/31      18390.28                    11778.23
  1991/08/31      19309.29                    12057.37
  1991/09/30      19698.39                    11856.01
  1991/10/31      20996.26                    12014.88
  1991/11/30      19849.42                    11530.68
  1991/12/31      23335.15                    12849.79
  1992/01/31      22569.53                    12610.79
  1992/02/29      21584.00                    12774.73
  1992/03/31      20267.24                    12525.62
  1992/04/30      19118.81                    12893.87
  1992/05/31      19512.48                    12957.05
  1992/06/30      18760.39                    12763.99
  1992/07/31      19888.94                    13286.04
  1992/08/31      19352.51                    13013.68
  1992/09/30      18012.90                    13167.24
  1992/10/31      18566.92                    13213.32
  1992/11/30      19584.09                    13663.90
  1992/12/31      19266.85                    13831.96
  1993/01/31      18232.09                    13948.15
  1993/02/28      16286.51                    14137.85
  1993/03/31      16735.73                    14436.15
  1993/04/30      16729.53                    14086.80
  1993/05/31      17398.71                    14464.33
  1993/06/30      17336.75                    14506.27
  1993/07/31      16772.91                    14448.25
  1993/08/31      17370.83                    14995.84
  1993/09/30      17912.99                    14880.37
  1993/10/31      19245.16                    15188.39
  1993/11/30      19180.10                    15044.10
  1993/12/31      19732.46                    15226.14
  1994/01/31      20123.26                    15743.82
  1994/02/28      19636.31                    15317.17
  1994/03/31      18355.34                    14649.34
  1994/04/30      19091.71                    14836.85
  1994/05/31      20169.97                    15080.17
  1994/06/30      19849.91                    14710.71
  1994/07/31      20247.66                    15193.22
  1994/08/31      22904.46                    15816.14
  1994/09/30      23069.15                    15428.65
  1994/10/31      23389.21                    15775.79
  1994/11/30      23895.72                    15201.24
  1994/12/31      23966.77                    15426.67
  1995/01/31      25236.20                    15826.69
  1995/02/28      25771.05                    16443.45
  1995/03/31      26471.77                    16928.70
  1995/04/30      26840.75                    17427.25
  1995/05/31      27099.36                    18123.82
  1995/06/30      28470.66                    18544.83
  1995/07/31      30100.57                    19159.78
  1995/08/31      30355.77                    19207.87
  1995/09/30      32057.14                    20018.44
  1995/10/31      32135.40                    19946.98
  1995/11/30      33489.69                    20822.65
  1995/12/31      34959.10                    21223.69
  1996/01/31      36209.56                    21946.15
  1996/02/29      35998.17                    22149.59
  1996/03/31      36123.57                    22362.89
  1996/04/30      35972.34                    22692.52
  1996/05/31      36624.90                    23277.76
  1996/06/30      36650.86                    23366.44
  1996/07/31      35219.67                    22334.12
  1996/08/31      36413.56                    22805.14
  1996/09/30      38919.98                    24088.62
  1996/10/31      38156.19                    24752.98
  1996/11/30      40206.56                    26624.06
  1996/12/31      40363.51                    26096.63
  1997/01/31      42800.55                    27727.15
  1997/02/28      43346.35                    27944.53
  1997/03/31      40968.54                    26796.29
  1997/04/30      43013.15                    28396.03
  1997/05/31      46289.09                    30124.78
  1997/06/30      49732.68                    31474.37
  1997/07/31      51590.40                    33978.79
  1997/08/31      47997.29                    32075.30
  1997/09/30      50974.18                    33832.06
  1997/10/31      50956.06                    32702.07
  1997/11/30      52383.34                    34215.85
  1997/12/31      52935.34                    34803.33
  1998/01/31      56744.28                    35188.26
  1998/02/28      59155.39                    37726.04
  1998/03/31      61259.92                    39657.99
  1998/04/30      62420.91                    40056.94
  1998/05/31      62046.75                    39368.37
  1998/06/30      65734.92                    40967.51
  1998/07/31      65932.69                    40531.21
  1998/08/31      59085.53                    34671.20
  1998/09/30      65938.04                    36892.24
  1998/10/31      67894.37                    39893.06
  1998/11/30      70791.45                    42310.97
  1998/12/31      74788.96                    44748.93
  1999/01/31      75631.07                    46620.33
  1999/02/28      75242.82                    45171.37
  1999/03/31      76276.32                    46978.68
  1999/04/30      71794.79                    48798.16
  1999/05/31      70602.11                    47646.04
  1999/06/30      73856.90                    50290.39
  1999/07/31      71906.25                    48720.33
  1999/08/31      73716.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990909 154435 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Health Care Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $73,716 - a 637.16% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Lilly (Eli) & Co.             8.4

Bristol-Myers Squibb Co.      7.8

Johnson & Johnson             6.3

Merck & Co., Inc.             5.9

Schering-Plough Corp.         5.8

Warner-Lambert Co.            5.7

Amgen, Inc.                   4.8

Abbott Laboratories           4.7

Pfizer, Inc.                  3.0

Medtronic, Inc.               3.0

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Drugs & Pharmaceuticals 55.4%
Medical Equipment
& Supplies 28.2%
Medical Facilities
Management 5.5%
Computer Services
& Software 1.6%
Drug Stores 1.1%
All Others 8.2%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 8.199999999999999
Row: 1, Col: 2, Value: 1.1
Row: 1, Col: 3, Value: 1.6
Row: 1, Col: 4, Value: 5.5
Row: 1, Col: 5, Value: 28.2
Row: 1, Col: 6, Value: 55.4

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

HEALTH CARE PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Beso Sikharulidze) (photograph of Ramin Arani)

NOTE TO SHAREHOLDERS: On August 2, 1999, Ramin Arani (right) became Portfolio Manager of Fidelity Select Health Care Portfolio. The following is an interview with Beso Sikharulidze, who managed the fund during most of the period covered by this report, with comments from Ramin Arani on his investment strategy and outlook.

Q. HOW DID THE FUND PERFORM, BESO?

B.S. The past six-month period was a difficult time for health care stocks. For the six months that ended August 31, 1999, the fund posted a loss of 2.02%. This performance lagged the Goldman Sachs Health Care Index - an index of 93 stocks designed to measure the performance of companies in the health care sector - which returned -0.56%. During the same period, the Standard & Poor's 500 Index returned 7.32%. For the 12-month period that ended August 31, 1999, the fund returned 24.77%, while the Goldman Sachs Health Care Index and S&P 500 index returned 27.04% and 39.82%, respectively.

Q. WHAT FACTORS CAUSED THE FUND TO UNDERPERFORM THE GOLDMAN SACHS
INDEX?

B.S. The fund's performance relative to the Goldman Sachs index was hurt primarily because of an overweighted position in pharmaceutical companies and an underweighted position in medical equipment manufacturers. In hindsight, I underestimated the extent of investor uncertainty with respect to large-cap drug companies, as they seemed to ignore the strong pipelines of profitable drugs and favorable long-term growth prospects.

Q. WHY DID INVESTORS SELL OFF HEALTH CARE STOCKS DURING THE PAST SIX
MONTHS?

B.S. Despite positive business fundamentals in the form of strong corporate earnings driven by innovative new drugs and an aging population with increasing demand for health care products, the market favored cyclical, value and smaller-cap stocks during much of 1999. Investors' concerns about the loss of patent protection and increased competition for many popular drugs at the large pharmaceutical companies were also major factors for the sell-off.

Q. WHICH STOCKS PERFORMED WELL FOR THE FUND?

B.S. Amgen, the largest biotechnology company in the U.S., performed well on continued strong sales of its two main drugs, Epogen, the company's blockbuster anemia drug, and Neupogen, its new cancer drug. Shares of VISX, the leading manufacturer of lasers used in corrective eye surgery, performed well on strong consumer demand. The fund's holdings in Johnson & Johnson also contributed to total return as the company's well-diversified line of medical products and surgical supplies held up nicely during the market sell-off of health care stocks in the second quarter.

Q. WHICH STOCKS TURNED OUT TO BE DISAPPOINTMENTS?

B.S. The large-cap drug companies, such as Eli Lilly, Merck and Schering-Plough, hurt fund performance. Shares of these companies faltered in the second quarter due to investor nervousness over high valuations, a weakening product pipeline outlook and the possibility that Medicare reform could lead to government-sanctioned price controls. Another detractor was McKesson HBOC. While the fund's position in this stock was not significant, it detracted from total return before I could sell the remaining shares following the discovery of accounting irregularities at its recently acquired HBO & Co. division.

Q. TURNING TO YOU, RAMIN, DO YOU ANTICIPATE ANY MAJOR CHANGES TO THE FUND'S INVESTMENT STRATEGY?

R.A. Not really. Similar to Beso's approach, I believe new product innovation is the lifeblood of the industry and drives corporate returns on investment because it leads directly to earnings. As a result, my team of analysts and I will continue to closely examine each company's product pipeline and business fundamentals. Of course, we'll keep a close eye on external factors, such as Medicare reform and patent protection, which can affect both the industry and individual holdings.

Q. WHAT'S YOUR OUTLOOK?

R.A. While the short-term outlook for the sector could be choppy given an uncertain U.S. interest-rate environment and the global economic recovery, I'm optimistic that health care stocks won't remain in the doldrums for very long. In light of favorable long-term prospects for market growth, pharmaceutical and biotechnology companies in particular should benefit from reasonable valuations, steady earnings growth and promising multi-product pipelines.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: July 14, 1981

FUND NUMBER: 063

TRADING SYMBOL: FSPHX

SIZE: as of August 31, 1999, more than $2.8 billion

MANAGER: Ramin Arani, since August 1999;
manager, Fidelity Select Retailing Portfolio
1997-1999; equity research associate,
1992-1996; joined Fidelity in 1992

HEALTH CARE PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 94.7%

                                 SHARES          VALUE (NOTE 1)

AGRICULTURE - 0.3%

Pioneer Hi-Bred                   224,100        $ 8,767,913
International, Inc.

COMPUTER SERVICES & SOFTWARE
- 1.6%

Affymetrix, Inc. (a)              95,600          8,185,750

Healtheon Corp. (a)               63,700          2,153,856

IMS Health, Inc.                  928,300         25,644,288

Shared Medical Systems Corp.      183,100         10,287,931

                                                  46,271,825

DRUG STORES - 1.1%

CVS Corp.                         717,154         29,896,357

DRUGS & PHARMACEUTICALS - 55.4%

Allergan, Inc.                    248,280         24,796,965

American Home Products Corp.      1,330,200       55,203,300

Amgen, Inc. (a)                   1,648,100       137,101,319

Banyu Pharmaceutical Co. Ltd.     137,000         2,626,318

Biogen, Inc. (a)                  540,600         41,491,050

Bristol-Myers Squibb Co.          3,138,800       220,893,050

Centocor, Inc. (a)                85,000          5,089,375

Cephalon, Inc. (a)                163,700         3,100,069

Chiron Corp. (a)                  643,700         20,678,863

Forest Laboratories, Inc. (a)     554,400         26,888,400

Genentech, Inc.                   59,500          9,772,875

Genzyme Corp.                     250             1,625

Genzyme Corp. (General            438,700         24,759,131
Division)

Gilead Sciences, Inc. (a)         164,600         12,828,513

IDEC Pharmaceuticals Corp. (a)    11,300          1,435,806

Immunex Corp. (a)                 464,400         31,259,925

Lilly (Eli) & Co.                 3,221,152       240,378,462

Medicis Pharmaceutical Corp.      358,700         9,774,575
Class A (a)

Medimmune, Inc. (a)               194,100         20,028,694

Merck & Co., Inc.                 2,497,900       167,827,656

Pfizer, Inc.                      2,286,800       86,326,700

Pharmacia & Upjohn, Inc.          597,700         31,229,825

Quintiles Transnational Corp.     990,100         35,457,956
(a)

Schering-Plough Corp.             3,134,200       164,741,388

Sepracor, Inc. (a)                118,800         8,895,150

Shire Pharmaceuticals Group       97,900          2,447,500
PLC ADR (a)

Takeda Chemical Industries        212,000         10,644,028
Ltd.

Warner-Lambert Co.                2,471,600       163,743,500

Watson Pharmaceuticals, Inc.      217,800         7,813,575
(a)

Yamanouchi Pharmaceutical Co.     254,000         11,315,168
Ltd.

                                                  1,578,550,761

ELECTRONIC INSTRUMENTS - 0.7%

Beckman Coulter, Inc.             63,700                        3,017,788



                                 SHARES                        VALUE (NOTE 1)

PE Corp. (Biosystems Group)       104,100                      $ 7,163,381

Waters Corp. (a)                  140,600                       9,270,813

                                                                19,451,982

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.4%

Mettler-Toledo International,     465,800                       12,401,925
Inc. (a)

INSURANCE - 1.0%

CIGNA Corp.                       325,300                       29,216,006

MEDICAL EQUIPMENT & SUPPLIES
- 28.2%

Abbott Laboratories               3,056,000                     132,554,000

Allscripts, Inc.                  4,200                         54,338

AmeriSource Health Corp.          667,300                       17,224,681
Class A (a)

Bard (C.R.), Inc.                 400                           18,650

Baxter International, Inc.        1,025,900                     68,799,419

Becton, Dickinson & Co.           914,400                       25,717,500

Biomet, Inc.                      735,600                       26,297,700

Boston Scientific Corp. (a)       1,792,536                     60,834,191

Cardinal Health, Inc.             1,120,505                     71,432,194

Guidant Corp.                     1,139,220                     66,857,974

Johnson & Johnson                 1,765,200                     180,491,700

Mallinckrodt, Inc.                2,900                         92,981

Medtronic, Inc.                   1,102,386                     86,261,705

Resmed, Inc. (a)                  139,500                       3,871,125

St. Jude Medical, Inc. (a)        302,000                       10,947,500

Stryker Corp.                     159,500                       9,191,188

Sybron International, Inc. (a)    215,800                       5,556,850

VISX, Inc. (a)                    318,600                       28,833,300

Xomed Surgical Products, Inc.     144,500                       8,498,406
(a)

                                                                803,535,402

MEDICAL FACILITIES MANAGEMENT
- 5.5%

Columbia/HCA Healthcare Corp.     2,415,400                     59,479,225

Express Scripts, Inc. Class A     100,000                       6,737,500
(a)

Health Management Associates,     727,700                       5,821,600
Inc. Class A (a)

HEALTHSOUTH Corp. (a)             510,100                       4,176,444

Lincare Holdings, Inc.            238,300                       6,285,163

Trigon Healthcare, Inc. (a)       244,800                       8,889,300

United HealthCare Corp.           761,800                       46,326,963

Wellpoint Health Networks,        245,100                       17,861,663
Inc. (a)

                                                                155,577,858

SERVICES - 0.5%

Gartner Group, Inc. Class B       137,664                       2,822,112
(a)

Medpartners, Inc. (a)             1,533,300                     10,733,100

                                                                13,555,212

TOTAL COMMON STOCKS                                             2,697,225,241
(Cost $1,972,555,574)

CASH EQUIVALENTS - 5.9%

                                 SHARES                        VALUE (NOTE 1)

Central Cash Collateral Fund,     1,798,300                    $ 1,798,300
5.26% (b)

Taxable Central Cash Fund,        166,539,508                   166,539,508
5.20% (b)

TOTAL CASH EQUIVALENTS                                          168,337,808
(Cost $168,337,808)

TOTAL INVESTMENT PORTFOLIO -                                    2,865,563,049
100.6%  (Cost $2,140,893,382)

NET OTHER ASSETS - (0.6%)                                       (15,833,860)

NET ASSETS - 100%                                             $ 2,849,729,189

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,205,759,030 and $1,438,049,395, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $90,995 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,767,794. The fund received cash collateral of $1,798,300 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $2,143,981,279. Net unrealized appreciation aggregated $721,581,770, of which $766,638,249 related to appreciated investment securities and $45,056,479 related to depreciated investment securities.

HEALTH CARE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 2,865,563,049
value  (cost $2,140,893,382)
-  See accompanying schedule

Receivable for investments                    2,141,833
sold

Receivable for fund shares                    3,952,622
sold

Dividends receivable                          2,830,518

Interest receivable                           753,633

Redemption fees receivable                    4,784

Other receivables                             195,340

 TOTAL ASSETS                                 2,875,441,779

LIABILITIES

Payable for investments        $ 13,019,990
purchased

Payable for fund shares         8,404,206
redeemed

Accrued management fee          1,356,697

Other payables and  accrued     1,133,397
expenses

Collateral on securities        1,798,300
loaned,  at value

 TOTAL LIABILITIES                            25,712,590

NET ASSETS                                   $ 2,849,729,189

Net Assets consist of:

Paid in capital                              $ 1,985,456,593

Undistributed net investment                  1,978,856
income

Accumulated undistributed net                 137,623,158
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   724,670,582
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 21,542,664                   $ 2,849,729,189
shares outstanding

NET ASSET VALUE and                           $132.28
redemption price per share
($2,849,729,189 (divided by)
21,542,664 shares)

Maximum offering price per                    $136.37
share (100/97.00 of $132.28)

STATEMENT OF OPERATIONS
                                  SIX MONTHS ENDED AUGUST 31,
                                             1999 (UNAUDITED)

INVESTMENT INCOME                                $ 13,578,244
Dividends

Interest                                          4,030,686

Security lending                                  115,846

 TOTAL INCOME                                     17,724,776

EXPENSES

Management fee                   $ 8,702,356

Transfer agent fees               6,375,159

Accounting and security           861,719
lending fees

Non-interested trustees'          4,510
compensation

Custodian fees and expenses       58,794

Registration fees                 95,466

Audit                             46,239

Legal                             2,473

 Total expenses before            16,146,716
reductions

 Expense reductions               (400,808)       15,745,908

NET INVESTMENT INCOME                             1,978,868

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            137,901,176

 Foreign currency transactions    (84,368)        137,816,808

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (206,568,217)

 Assets and liabilities in        (2,513)         (206,570,730)
foreign currencies

NET GAIN (LOSS)                                   (68,753,922)

NET INCREASE (DECREASE) IN                       $ (66,775,054)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                          $ 4,564,759
charges paid to FDC

 Sales charges - Retained by                     $ 4,541,754
FDC

 Deferred sales charges                          $ 28,106
withheld   by FDC

 Exchange fees withheld by FSC                   $ 74,175

 Expense reductions  Directed                    $ 394,843
brokerage arrangements

  Custodian credits                               1,571

  Transfer agent credits                          4,394

                                                 $ 400,808

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 1,978,868                  $ 3,477,655
income

 Net realized gain (loss)         137,816,808                  141,016,806

 Change in net unrealized         (206,570,730)                456,695,074
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (66,775,054)                 601,189,535
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (687,260)                    (3,782,810)
From net investment income

 From net realized gain           (59,789,028)                 (121,803,514)

 TOTAL DISTRIBUTIONS              (60,476,288)                 (125,586,324)

Share transactions Net            427,142,594                  1,715,677,379
proceeds from sales of shares

 Reinvestment of distributions    58,065,061                   121,790,160

 Cost of shares redeemed          (654,664,106)                (1,393,295,000)

 NET INCREASE (DECREASE) IN       (169,456,451)                444,172,539
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  612,426                      2,029,623

  TOTAL INCREASE (DECREASE)       (296,095,367)                921,805,373
IN NET ASSETS

NET ASSETS

 Beginning of period              3,145,824,556                2,224,019,183

 End of period (including        $ 2,849,729,189              $ 3,145,824,556
undistributed net investment
income of $1,978,856 and
$1,027,364, respectively)

OTHER INFORMATION
Shares

 Sold                             3,185,441                    13,702,070

 Issued in reinvestment of        422,477                      985,706
distributions

 Redeemed                         (4,926,649)                  (11,362,310)

 Net increase (decrease)          (1,318,731)                  3,325,466


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                   1998         1997         1996 F

Net asset value, beginning of    $ 137.60                     $ 113.84               $ 102.45     $ 100.47     $ 76.13
period

Income from Investment
Operations

Net investment income D           .09                          .17                    .33          .52          .95

Net realized and unrealized       (2.80)                       29.85                  31.94        18.01        28.85
gain (loss)

Total from investment             (2.71)                       30.02                  32.27        18.53        29.80
operations

Less Distributions

 From net investment income       (.03)                        (.19)                  (.25)        (.65)        (.59)

From net realized gain            (2.61)                       (6.17)                 (20.73)      (15.95)      (4.92)

Total distributions               (2.64)                       (6.36)                 (20.98)      (16.60)      (5.51)

Redemption fees added to paid     .03                          .10                    .10          .05          .05
in capital

Net asset value, end of period   $ 132.28                     $ 137.60               $ 113.84     $ 102.45     $ 100.47

TOTAL RETURN B, C                 (2.02)%                      27.20%                 36.47%       20.41%       39.68%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,849,729                  $ 3,145,825            $ 2,224,019  $ 1,372,554  $ 1,525,910
(000 omitted)

Ratio of expenses to average      1.06% A                      1.07%                  1.20%        1.33%        1.31%
net assets

Ratio of expenses to average      1.04% A, E                   1.05% E                1.18% E      1.32% E      1.30% E
net assets after  expense
reductions

Ratio of net investment           .13% A                       .14%                   .31%         .52%         1.06%
income to average net assets

Portfolio turnover rate           84% A                        66%                    79%          59%          54%


FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 63.31
period

Income from Investment
Operations

Net investment income D           .75

Net realized and unrealized       18.38
gain (loss)

Total from investment             19.13
operations

Less Distributions

 From net investment income       (.62)

From net realized gain            (5.74)

Total distributions               (6.36)

Redemption fees added to paid     .05
in capital

Net asset value, end of period   $ 76.13

TOTAL RETURN B, C                 31.24%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 943,141
(000 omitted)

Ratio of expenses to average      1.39%
net assets

Ratio of expenses to average      1.36% E
net assets after  expense
reductions

Ratio of net investment           1.08%
income to average net assets

Portfolio turnover rate           151%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.  F FOR THE YEAR ENDED FEBRUARY 29


MEDICAL DELIVERY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT MEDICAL DELIVERY         -9.96%         -13.54%      25.54%        187.17%

SELECT MEDICAL DELIVERY (LOAD   -12.73%        -16.20%      21.71%        178.48%
ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Health Care                  -0.56%         27.04%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT MEDICAL DELIVERY         -13.54%      4.65%         11.13%

SELECT MEDICAL DELIVERY         -16.20%      4.01%         10.78%
(LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Health Care                  27.04%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Medical Delivery            S&P 500
             00505                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9968.77                     9959.00
  1989/10/31       9634.84                     9727.95
  1989/11/30      10082.79                     9926.40
  1989/12/31      10083.38                    10164.64
  1990/01/31       8598.81                     9482.59
  1990/02/28       8815.66                     9604.91
  1990/03/31       9224.33                     9859.44
  1990/04/30       9316.07                     9612.96
  1990/05/31      10633.83                    10550.22
  1990/06/30      11142.59                    10478.48
  1990/07/31      11184.29                    10444.95
  1990/08/31      10291.88                     9500.72
  1990/09/30       9607.98                     9038.04
  1990/10/31       9491.22                     8999.18
  1990/11/30      10808.98                     9580.52
  1990/12/31      11723.12                     9847.82
  1991/01/31      13612.56                    10277.18
  1991/02/28      14454.23                    11012.00
  1991/03/31      16601.32                    11278.49
  1991/04/30      16103.19                    11305.56
  1991/05/31      17434.39                    11793.96
  1991/06/30      15965.63                    11253.80
  1991/07/31      17567.56                    11778.23
  1991/08/31      17773.40                    12057.37
  1991/09/30      17934.48                    11856.01
  1991/10/31      18328.25                    12014.88
  1991/11/30      17818.14                    11530.68
  1991/12/31      20846.65                    12849.79
  1992/01/31      20864.97                    12610.79
  1992/02/29      20058.95                    12774.73
  1992/03/31      18730.85                    12525.62
  1992/04/30      17988.94                    12893.87
  1992/05/31      17805.75                    12957.05
  1992/06/30      16868.14                    12763.99
  1992/07/31      17828.04                    13286.04
  1992/08/31      17808.04                    13013.68
  1992/09/30      15718.27                    13167.24
  1992/10/31      16498.18                    13213.32
  1992/11/30      18118.00                    13663.90
  1992/12/31      18098.01                    13831.96
  1993/01/31      17178.11                    13948.15
  1993/02/28      14458.41                    14137.85
  1993/03/31      14778.37                    14436.15
  1993/04/30      14598.39                    14086.80
  1993/05/31      15048.34                    14464.33
  1993/06/30      15198.33                    14506.27
  1993/07/31      15578.28                    14448.25
  1993/08/31      15528.29                    14995.84
  1993/09/30      16808.15                    14880.37
  1993/10/31      17598.06                    15188.39
  1993/11/30      17888.03                    15044.10
  1993/12/31      19097.90                    15226.14
  1994/01/31      20167.78                    15743.82
  1994/02/28      20277.77                    15317.17
  1994/03/31      19267.88                    14649.34
  1994/04/30      19887.81                    14836.85
  1994/05/31      20557.74                    15080.17
  1994/06/30      19287.88                    14710.71
  1994/07/31      20147.78                    15193.22
  1994/08/31      22187.56                    15816.14
  1994/09/30      22977.47                    15428.65
  1994/10/31      23727.39                    15775.79
  1994/11/30      22707.50                    15201.24
  1994/12/31      22886.93                    15426.67
  1995/01/31      23891.57                    15826.69
  1995/02/28      24257.85                    16443.45
  1995/03/31      25796.20                    16928.70
  1995/04/30      24957.82                    17427.25
  1995/05/31      24139.19                    18123.82
  1995/06/30      24527.51                    18544.83
  1995/07/31      27004.40                    19159.78
  1995/08/31      27130.35                    19207.87
  1995/09/30      27697.09                    20018.44
  1995/10/31      27224.80                    19946.98
  1995/11/30      29502.28                    20822.65
  1995/12/31      30252.60                    21223.69
  1996/01/31      31879.68                    21946.15
  1996/02/29      32541.74                    22149.59
  1996/03/31      32855.93                    22362.89
  1996/04/30      33230.04                    22692.52
  1996/05/31      33159.86                    23277.76
  1996/06/30      32376.19                    23366.44
  1996/07/31      28867.21                    22334.12
  1996/08/31      31534.03                    22805.14
  1996/09/30      33791.48                    24088.62
  1996/10/31      31241.62                    24752.98
  1996/11/30      33007.80                    26624.06
  1996/12/31      33581.82                    26096.63
  1997/01/31      35170.66                    27727.15
  1997/02/28      35958.73                    27944.53
  1997/03/31      33683.50                    26796.29
  1997/04/30      34451.42                    28396.03
  1997/05/31      37645.95                    30124.78
  1997/06/30      37907.57                    31474.37
  1997/07/31      40344.78                    33978.79
  1997/08/31      38954.06                    32075.30
  1997/09/30      40110.70                    33832.06
  1997/10/31      38788.82                    32702.07
  1997/11/30      39711.38                    34215.85
  1997/12/31      40344.65                    34803.33
  1998/01/31      39167.61                    35188.26
  1998/02/28      43860.29                    37726.04
  1998/03/31      45625.85                    39657.99
  1998/04/30      46760.55                    40056.94
  1998/05/31      44555.48                    39368.37
  1998/06/30      45139.18                    40967.51
  1998/07/31      41653.21                    40531.21
  1998/08/31      32216.79                    34671.20
  1998/09/30      33286.90                    36892.24
  1998/10/31      35556.83                    39893.06
  1998/11/30      36918.79                    42310.97
  1998/12/31      37859.19                    44748.93
  1999/01/31      32460.00                    46620.33
  1999/02/28      30935.90                    45171.37
  1999/03/31      29719.87                    46978.68
  1999/04/30      32476.21                    48798.16
  1999/05/31      32070.87                    47646.04
  1999/06/30      31243.96                    50290.39
  1999/07/31      29476.66                    48720.33
  1999/08/31      27848.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 120609 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Delivery Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $27,848 - a 178.48% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                 % OF FUND'S NET ASSETS

Lincare Holdings, Inc.            9.8

CIGNA Corp.                       7.8

Columbia/HCA Healthcare Corp.     7.7

United HealthCare Corp.           7.3

Health Management Associates,     6.6
Inc. Class A

Wellpoint Health Networks, Inc.   6.6

Tenet Healthcare Corp.            5.1

Apria Healthcare Group, Inc.      3.8

Universal Health Services,        3.7
Inc. Class B

HEALTHSOUTH Corp.                 3.4

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Medical Facilities
Management 64.8%
Insurance 10.7%
Drugs & Pharmaceuticals 7.7%
Medical Equipment
& Supplies 6.8%
Services 2.1%
All Others 7.9%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 7.9
Row: 1, Col: 2, Value: 2.1
Row: 1, Col: 3, Value: 6.8
Row: 1, Col: 4, Value: 7.7
Row: 1, Col: 5, Value: 10.7
Row: 1, Col: 6, Value: 64.8

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

MEDICAL DELIVERY PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of John Porter) (photograph of Shep Perkins)

NOTE TO SHAREHOLDERS: On August 2, 1999, Shep Perkins (right) became Portfolio Manager of Fidelity Select Medical Delivery Portfolio. The following is an interview with John Porter, who managed the fund for most of the period covered by this report, with comments from Shep Perkins on his investment style and outlook.

Q. HOW DID THE FUND PERFORM, JOHN?

J.P. For the six- and 12-month periods ending August 31, 1999, the fund returned -9.96% and -13.54%, respectively. By comparison, the Standard & Poor's 500 Index returned 7.32% and 39.82%, respectively, for the same periods. The fund also compares itself to the Goldman Sachs Health Care Index - an index of 93 stocks designed to measure the performance of companies in the health care sector - which returned -0.56% and 27.04%, respectively, during the same six- and 12-month periods.

Q. WHY DID THE FUND UNDERPERFORM THE GOLDMAN SACHS INDEX?

J.P. The fund invests in a much narrower range of stocks than the Goldman Sachs index, and medical delivery stocks continued to suffer from changes in the federal budget, which reduced Medicare reimbursements and severely affected the revenues of hospitals, long-term care facilities and the home health care sector. Investors continued to gravitate to other areas of the health care sector, including biotechnology stocks - a significant part of the Goldman Sachs index - where growth was healthy and demand strong.

Q. WHICH STOCKS PERFORMED WELL?

J.P. Strong performers included Columbia/HCA, which recovered nicely as business fundamentals firmed up for the company. It also successfully spun off two small hospital groups, leaving Columbia with a stronger mix of hospitals. Meanwhile, concerns about an ongoing federal investigation into aspects of its business dealings waned, and the company continued to aggressively repurchase its stock. Foundation Health Systems also did well after selling off some of its weakest operations. A general strengthening of business fundamentals in the HMO sector also boosted Foundation's performance. United HealthCare posted strong earnings and also benefited from a strengthening of sentiment regarding the HMO sector. CIGNA's performance surged as investors recognized the lack of Medicare membership in its HMO operations as a strong positive.

Q. WHICH STOCKS DISAPPOINTED?

J.P. Disappointments included Health Management Associates, Lincare Holdings and HEALTHSOUTH. Health Management's performance was hurt by missed earnings targets, reimbursement pressure from the government and a lack of significant acquisitions over the past year. Lincare's business remained strong, but its stock was weak due to investor concern about California's and the Food and Drug Administration's examination of certain areas of Lincare's operations. HEALTHSOUTH's stock was very volatile, even though the company hit its earnings targets. Investors were disappointed that the quality of earnings was not as high as they hoped.

Q. SHEP, HOW WILL YOU MANAGE THE FUND GOING FORWARD?

S.P. The health care industry has compelling growth characteristics, driven by an aging population and new technologies. I'll search out those companies that can take advantage of these important trends. I believe that there are plenty of opportunities to invest in companies that have limited Medicare exposure and good business fundamentals, and that are attractively valued. I'll also look for companies with strong internal growth prospects and low cost structures in industries with high barriers to entry, such as pharmacy benefit-management companies, which help employers manage employees' pharmaceutical costs, as well as health insurance companies.

Q. WHAT'S YOUR OUTLOOK, SHEP?

S.P. The largest customer for many companies in the medical delivery industry is the U.S. government. Medicare reimbursement cuts have plagued this industry during the past two years, and will continue to create a difficult business environment over the next 12 to 24 months, although to a lesser degree. I think some companies have been unfairly hurt by the whole Medicare cloud, and I believe that they offer good opportunities for improved future performance as the market recognizes their real value. For now, I'm cautiously optimistic.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 505

TRADING SYMBOL: FSHCX

SIZE: as of August 31, 1999, more than
$54 million

MANAGER: Shep Perkins, since August, 1999;
research analyst, health care services, 1997-present; joined Fidelity in 1997

MEDICAL DELIVERY PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 93.2%

                                 SHARES                    VALUE (NOTE 1)

COMPUTER SERVICES & SOFTWARE
- 1.1%

Healtheon Corp. (a)               1,800                    $ 60,863

Shared Medical Systems Corp.      9,600                     539,400

                                                            600,263

DRUGS & PHARMACEUTICALS - 7.7%

Amgen, Inc. (a)                   6,500                     540,719

Bristol-Myers Squibb Co.          12,800                    900,800

Lilly (Eli) & Co.                 9,000                     671,625

Merck & Co., Inc.                 4,500                     302,344

Pfizer, Inc.                      8,300                     313,325

Schering-Plough Corp.             17,100                    898,819

Warner-Lambert Co.                8,900                     589,625

                                                            4,217,257

INSURANCE - 10.7%

CIGNA Corp.                       47,600                    4,275,075

First Health Group Corp. (a)      75,000                    1,617,188

                                                            5,892,263

MEDICAL EQUIPMENT & SUPPLIES
- 6.8%

Abbott Laboratories               13,200                    572,550

Becton, Dickinson & Co.           20,600                    579,375

Boston Scientific Corp. (a)       16,700                    566,756

Cardinal Health, Inc.             18,150                    1,157,063

Guidant Corp.                     9,600                     563,400

Johnson & Johnson                 3,000                     306,750

                                                            3,745,894

MEDICAL FACILITIES MANAGEMENT
- 64.8%

Apria Healthcare Group, Inc.      124,500                   2,100,938
(a)

Beverly Enterprises, Inc. (a)     105,700                   528,500

Columbia/HCA Healthcare Corp.     171,923                   4,233,604

Foundation Health Systems,        35,070                    447,143
Inc.  Class A (a)

HCR Manor Care, Inc. (a)          39,300                    768,806

Health Management Associates,     455,617                   3,644,936
Inc. Class A (a)

HEALTHSOUTH Corp. (a)             229,200                   1,876,575

Lifepoint Hospitals, Inc. (a)     7,695                     52,903

Lincare Holdings, Inc.            203,100                   5,356,758

Oxford Health Plans, Inc. (a)     35,200                    545,600

Pediatrix Medical Group (a)       4,900                     73,194

Province Healthcare Co. (a)       24,100                    379,575

Quorum Health Group, Inc. (a)     128,800                   1,135,050

Renal Care Group, Inc. (a)        31,050                    593,831

Tenet Healthcare Corp. (a)        159,200                   2,776,050

Total Renal Care Holdings,        23,166                    186,776
Inc. (a)

Triad Hospitals, Inc. (a)         7,695                     86,088

Trigon Healthcare, Inc. (a)       25,000                    907,813

United HealthCare Corp.           66,300                    4,031,869



                                 SHARES                    VALUE (NOTE 1)

Universal Health Services,        60,400                   $ 2,015,850
Inc. Class B (a)

US Oncology, Inc. (a)             20,104                    206,066

Wellpoint Health Networks,        49,400                    3,600,025
Inc. (a)

                                                            35,547,950

SERVICES - 2.1%

Magellan Health Services,         10,300                    93,988
Inc. (a)

Medpartners, Inc. (a)             146,700                   1,026,900

                                                            1,120,888

TOTAL COMMON STOCKS                                         51,124,515
(Cost $51,772,465)

CASH EQUIVALENTS - 6.1%



Central Cash Collateral Fund,     57,600                    57,600
5.26% (b)

Taxable Central Cash Fund,        3,282,679                 3,282,679
5.20% (b)

TOTAL CASH EQUIVALENTS                                      3,340,279
(Cost $3,340,279)

TOTAL INVESTMENT PORTFOLIO -                                54,464,794
99.3%
(Cost $55,112,744)

NET OTHER ASSETS - 0.7%                                     410,406

NET ASSETS - 100%                                         $ 54,875,200

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $25,343,662 and $39,150,568, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $4,148 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $53,775. The fund received cash collateral of $57,600 which was invested in the Central Cash
Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $55,964,379. Net unrealized depreciation aggregated $1,499,585, of which $5,097,221 related to appreciated investment securities and $6,596,806 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $10,988,000, all of which will expire on February 28, 2007.

The fund has elected to defer to its fiscal year ending February 29, 2000 approximately $18,134,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

MEDICAL DELIVERY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                           AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at              $ 54,464,794
value  (cost $55,112,744) -
See accompanying schedule

Receivable for investments                 833,925
sold

Receivable for fund shares                 242,170
sold

Dividends receivable                       11,162

Interest receivable                        15,906

Redemption fees receivable                 267

Other receivables                          603

 TOTAL ASSETS                              55,568,827

LIABILITIES

Payable to custodian bank       $ 12,028

Payable for investments          260,440
purchased

Payable for fund shares          271,512
redeemed

Accrued management fee           27,124

Other payables and accrued       64,923
expenses

Collateral on securities         57,600
loaned, at value

 TOTAL LIABILITIES                         693,627

NET ASSETS                                $ 54,875,200

Net Assets consist of:

Paid in capital                           $ 93,255,525

Accumulated net investment                 (391,322)
loss

Accumulated undistributed net              (37,341,053)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                (647,950)
(depreciation) on investments

NET ASSETS, for 3,194,665                 $ 54,875,200
shares outstanding

NET ASSET VALUE and                        $17.18
redemption price per share
($54,875,200 (divided by)
3,194,665 shares)

Maximum offering price per                 $17.71
share (100/97.00 of $17.18)

STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED AUGUST 31,
                                    1999 (UNAUDITED)

INVESTMENT INCOME                           $ 77,911
Dividends

Interest                                     124,219

Security lending                             163

 TOTAL INCOME                                202,293

EXPENSES

Management fee                   $ 208,666

Transfer agent fees               327,382

Accounting and security           30,688
lending fees

Custodian fees and expenses       5,941

Registration fees                 26,399

Audit                             7,331

Legal                             134

 Total expenses before            606,541
reductions

 Expense reductions               (12,926)   593,615

NET INVESTMENT INCOME (LOSS)                 (391,322)

REALIZED AND UNREALIZED GAIN                 (7,072,418)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                     (36,398)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                              (7,108,816)

NET INCREASE (DECREASE) IN                  $ (7,500,138)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                     $ 62,518
charges paid to FDC

 Sales charges - Retained by                $ 60,989
FDC

 Deferred sales charges                     $ 2,862
withheld   by FDC

 Exchange fees withheld by FSC              $ 10,583

 Expense reductions  Directed               $ 11,679
brokerage arrangements

  Transfer agent credits                     1,247

                                            $ 12,926

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (391,322)                  $ (390,234)
income (loss)

 Net realized gain (loss)         (7,072,418)                  (29,445,200)

 Change in net unrealized         (36,398)                     (24,558,768)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (7,500,138)                  (54,394,202)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                            (7,388,637)
From net realized gain

 In excess of net realized        -                            (824,351)
gain

 TOTAL DISTRIBUTIONS              -                            (8,212,988)

Share transactions Net            38,797,264                   162,156,332
proceeds from sales of shares

 Reinvestment of distributions    -                            8,097,680

 Cost of shares redeemed          (53,357,796)                 (186,595,554)

 NET INCREASE (DECREASE) IN       (14,560,532)                 (16,341,542)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  93,590                       248,569

  TOTAL INCREASE (DECREASE)       (21,967,080)                 (78,700,163)
IN NET ASSETS

NET ASSETS

 Beginning of period              76,842,280                   155,542,443

 End of period (including        $ 54,875,200                 $ 76,842,280
accumulated net investment
loss of $391,322 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             1,972,458                    6,115,538

 Issued in reinvestment of        -                            283,433
distributions

 Redeemed                         (2,806,152)                  (7,863,246)

 Net increase (decrease)          (833,694)                    (1,464,275)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 G

Net asset value, beginning of    $ 19.08                      $ 28.32                   $ 28.29    $ 29.00    $ 23.18
period

Income from Investment
Operations

Net investment income (loss) D    (.10)                        (.06) F                   (.24)      (.23)      (.03)

Net realized and unrealized       (1.82)                       (7.88)                    5.45       2.92       7.72
gain (loss)

Total from investment             (1.92)                       (7.94)                    5.21       2.69       7.69
operations

Less Distributions

 From net investment income       -                            -                         -          -          -

From net realized gain            -                            (1.21)                    (5.23)     (3.45)     (1.91)

In excess of net realized gain    -                            (.13)                     -          -          -

Total distributions               -                            (1.34)                    (5.23)     (3.45)     (1.91)

Redemption fees added to paid     .02                          .04                       .05        .05        .04
in capital

Net asset value, end of period   $ 17.18                      $ 19.08                   $ 28.32    $ 28.29    $ 29.00

TOTAL RETURN B, C                 (9.96)%                      (29.47)%                  21.97%     10.50%     34.15%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 54,875                     $ 76,842                  $ 155,542  $ 192,385  $ 295,489
(000 omitted)

Ratio of expenses to average      1.67% A                      1.40%                     1.57%      1.57%      1.65%
net assets

Ratio of expenses to average      1.63% A, E                   1.37% E                   1.53% E    1.53% E    1.62% E
net assets after  expense
reductions

Ratio of net investment           (1.08)% A                    (.25)%                    (.88)%     (.84)%     (.13)%
income (loss) to average net
assets

Portfolio turnover rate           77% A                        67%                       109%       78%        132%



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 20.28
period

Income from Investment
Operations

Net investment income (loss) D    .06

Net realized and unrealized       3.74
gain (loss)

Total from investment             3.80
operations

Less Distributions

 From net investment income       (.06)

From net realized gain            (.89)

In excess of net realized gain    -

Total distributions               (.95)

Redemption fees added to paid     .05
in capital

Net asset value, end of period   $ 23.18

TOTAL RETURN B, C                 19.63%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 299,570
(000 omitted)

Ratio of expenses to average      1.48%
net assets

Ratio of expenses to average      1.45% E
net assets after  expense
reductions

Ratio of net investment           .29%
income (loss) to average net
assets

Portfolio turnover rate           123%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F NET INVESTMENT INCOME
(LOSS) PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.12 PER SHARE. G FOR THE
YEAR ENDED FEBRUARY 29


MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIOD ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

SELECT MEDICAL EQUIPMENT AND   9.51%          39.93%       32.51%
SYSTEMS

SELECT MEDICAL EQUIPMENT AND   6.16%          35.66%       28.46%
SYSTEMS (LOAD ADJ.)

S&P 500                        7.32%          39.82%       24.00%

GS Health Care                 -0.56%         27.04%       18.66%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or the period since the fund started on April 28, 1998. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED AUGUST 31, 1999   PAST 1 YEAR  LIFE OF FUND

SELECT MEDICAL EQUIPMENT AND   39.93%       23.34%
SYSTEMS

SELECT MEDICAL EQUIPMENT AND   35.66%       20.52%
SYSTEMS (LOAD ADJ.)

S&P 500                        39.82%       17.39%

GS Health Care                 27.04%       13.60%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Medical Equipment/Systems   S&P 500
             00354                       SP001
  1998/04/28       9700.00                    10000.00
  1998/04/30       9961.90                    10246.17
  1998/05/31       9816.40                    10070.04
  1998/06/30      10340.20                    10479.08
  1998/07/31      10543.90                    10367.48
  1998/08/31       9185.90                     8868.55
  1998/09/30       9874.60                     9436.67
  1998/10/31      10349.90                    10204.25
  1998/11/30      11067.70                    10822.73
  1998/12/31      11882.50                    11446.33
  1999/01/31      11872.80                    11925.02
  1999/02/28      11737.00                    11554.39
  1999/03/31      12445.10                    12016.68
  1999/04/30      12564.30                    12482.09
  1999/05/31      12464.50                    12187.39
  1999/06/30      12664.09                    12863.79
  1999/07/31      12733.95                    12462.18
  1999/08/31      12846.00                    12400.49
IMATRL PRASUN   SHR__CHT 19990831 19990909 154638 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Equipment and Systems Portfolio on April 28, 1998, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $12,846 - a 28.46% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $12,400 - a 24.00% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Boston Scientific Corp.       7.7

Abbott Laboratories           7.0

Guidant Corp.                 6.6

Johnson & Johnson             6.5

PE Corp. (Biosystems Group)   6.1

Baxter International, Inc.    5.9

Allergan, Inc.                5.5

Becton, Dickinson & Co.       4.9

Medtronic, Inc.               4.7

Biomet, Inc.                  4.6

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Medical Equipment & Supplies 68.1%
Drugs & Pharmaceuticals 14.0%
Electronic Instruments 9.4%
Industrial Machinery
& Equipment 0.8%
Computer Services
and Software 0.5%
All Others 7.2%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 7.2
Row: 1, Col: 2, Value: 0.5
Row: 1, Col: 3, Value: 0.8
Row: 1, Col: 4, Value: 9.4
Row: 1, Col: 5, Value: 14.0
Row: 1, Col: 6, Value: 68.09999999999999

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Kerry Nelson)

Kerry Nelson, Portfolio Manager of Fidelity Select Medical Equipment and Systems Portfolio

Q. HOW DID THE FUND PERFORM, KERRY?

A. It did well. For the six-month period that ended on August 31, 1999, the fund had a total return of 9.51%; for the 12 months ending August 31, 1999, it returned 39.93%. This compares favorably with the Standard & Poor's 500 Index, which returned 7.32% and 39.82% for the same periods, respectively. The fund also outpaced the Goldman Sachs Health Care Index - an index of 93 stocks designed to measure the performance of companies in the health care sector - which returned -0.56% and 27.04% for the same six- and 12-month periods, respectively.

Q. WHY DID THE FUND OUTPERFORM THE INDUSTRY INDEX?

A. The primary reason was that the Goldman Sachs index includes a lot of large pharmaceutical companies, which had sluggish performance during the period, while the fund owned relatively few of these stocks. Large pharmaceuticals generally were down for a couple of reasons: first, fears that the Federal government might play a larger role in the Medicare payments system, which could eventually lead to greater government control of pricing; and second, a slowdown in the number of new product approvals by the Food and Drug Administration
(FDA), which would imply decelerating sales and earnings growth in the future. The fund was more heavily weighted to medical device stocks, which as a group were affected less by these factors than were the pharmaceuticals. The fund also owned some biotechnology stocks, which as a group demonstrated superior earnings growth.

Q. DID YOU ALTER YOUR INVESTMENT STRATEGY DURING THE PERIOD?

A. I increased the fund's exposure to companies in the field of genomics, which is attracting a lot of new investment. Genomics is a segment of the biotechnology industry that involves research into the human genome, or genetic material. This research is often applied to the development of new pharmaceutical products.

Q. WHICH COMPANIES HELPED PERFORMANCE?

A. Johnson & Johnson demonstrated accelerating sales and earnings growth, particularly in its U.S. pharmaceutical business, after a very difficult 1998. Boston Scientific, did well during most of the period. A new management team inspired investor confidence, the company hit earnings targets for two successive quarters, and a new medical device received FDA approval, signaling an improved relationship with this important regulatory agency. PE Corp. (BioSystems), an analytic instrumentation company that benefited from the recent boom in genomics, exceeded earnings estimates and made a nice contribution to fund performance. Waters Corporation, a fast-growing analytical instrumentation company, was another top performer.

Q. WHICH STOCKS DIDN'T DO AS WELL AS YOU HAD HOPED?

A. Abbott Laboratories, which derives nearly half of its profits from pharmaceuticals, had less-than-expected sales growth as a result of the unfavorable industry environment discussed earlier. The company experienced some manufacturing problems with two of its major drugs, and its new management team also made two acquisitions, that were dilutive to earnings and drove some investors out of the stock. Another disappointment was Becton, Dickinson & Co., a diversified hospital supplier that is trying to grow its business more rapidly. The company's overly optimistic earnings projections were not met, largely because investment spending came ahead of sales growth. Sales also suffered as a result of health care budgetary constraints in Europe, where the company earns a substantial portion of its profits.

Q. LOOKING OUT OVER THE NEXT FEW MONTHS, KERRY, WHAT ARE YOUR
EXPECTATIONS?

A. I am more guarded in my outlook than in the past. While the fundamentals for the sector seem relatively stable, I believe medical technology stocks may underperform the broader market in the short term. I think many companies in the sector will continue to do well, but probably with not as much upside as we've seen in the recent past. In the cardiology segment, for example, interventional devices have been big growth drivers, but as market penetration continues to increase, there may be more limited growth potential. I also believe that the Medicare reform dialogue in Washington may continue to have a psychologically chilling effect on the investment environment for the health care group. Longer term, I believe medical equipment should still be an area of promising investment opportunity.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3 .


(checkmark)FUND FACTS

START DATE: April 28, 1998

FUND NUMBER: 354

TRADING SYMBOL: FSMEX

SIZE: as of August 31, 1999, more than
$40 million

MANAGER: Kerry Nelson, since inception;
analyst, medical devices and automotive
industries; joined Fidelity in 1995

MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 93.3%

                                 SHARES                   VALUE (NOTE 1)

COMPUTER SERVICES & SOFTWARE
- 0.5%

Affymetrix, Inc. (a)              2,500                   $ 214,063

DRUGS & PHARMACEUTICALS - 14.0%

Allergan, Inc.                    22,050                   2,202,244

Bausch & Lomb, Inc.               19,180                   1,267,079

Chiron Corp. (a)                  42,000                   1,349,250

IDEXX Laboratories, Inc. (a)      8,000                    136,000

Merck & Co., Inc.                 1,200                    80,625

PE Corp. (Celera Genomics         5,170                    148,638
Group) (a)

Quintiles Transnational Corp.     11,500                   411,844
(a)

Sepracor, Inc. (a)                1,000                    74,875

                                                           5,670,555

ELECTRONIC INSTRUMENTS - 9.4%

PE Corp. (Biosystems Group)       35,680                   2,455,230

Thermo Optek Corp. (a)            2,680                    21,775

Waters Corp. (a)                  20,120                   1,326,663

                                                           3,803,668

HOUSEHOLD PRODUCTS - 0.1%

Safeskin Corp. (a)                5,290                    41,989

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.8%

Mettler-Toledo International,     11,310                   301,129
Inc. (a)

INSURANCE - 0.4%

Aetna, Inc.                       2,000                    155,500

MEDICAL EQUIPMENT & SUPPLIES
- 68.1%

Abbott Laboratories               65,120                   2,824,580

Ballard Medical Products          4,700                    115,150

Bard (C.R.), Inc.                 14,630                   682,124

Baxter International, Inc.        35,460                   2,378,036

Becton, Dickinson & Co.           69,960                   1,967,625

Biomet, Inc.                      51,610                   1,845,058

Boston Scientific Corp. (a)       91,720                   3,112,744

Cardinal Health, Inc.             5,200                    331,500

CardioThoracic Systems, Inc.      20,000                   363,750
(a)

CONMED Corp. (a)                  6,000                    168,000

Cooper Companies, Inc.            4,310                    103,171

Cyberonics, Inc. (a)              20,000                   371,250

DENTSPLY International, Inc.      10,000                   248,125

Dionex Corp. (a)                  4,000                    159,250

ESC Medical Systems Ltd. (a)      6,690                    26,342

Guidant Corp.                     45,820                   2,689,061

Hillenbrand Industries, Inc.      20,670                   589,095

Johnson & Johnson                 25,850                   2,643,163

Mallinckrodt, Inc.                6,000                    192,375

Medtronic, Inc.                   24,508                   1,917,751

Mentor Corp.                      3,120                    72,930

Novoste Corp. (a)                 16,900                   370,744

Ocular Sciences, Inc. (a)         23,900                   392,856

Orthofix International NV (a)     8,170                    117,444



                                 SHARES                   VALUE (NOTE 1)

Resmed, Inc. (a)                  6,000                   $ 166,500

St. Jude Medical, Inc. (a)        26,500                   960,625

Stryker Corp.                     21,040                   1,212,430

Sybron International, Inc. (a)    42,060                   1,083,045

VISX, Inc. (a)                    4,500                    407,250

                                                           27,511,974

TOTAL COMMON STOCKS                                        37,698,878
(Cost $34,570,835)

CASH EQUIVALENTS - 7.9%



Taxable Central Cash Fund,        3,186,008                3,186,008
5.20% (b) (Cost $3,186,008)

TOTAL INVESTMENT PORTFOLIO -                               40,884,886
101.2%
(Cost $37,756,843)

NET OTHER ASSETS - (1.2%)                                   (477,630)

NET ASSETS - 100%                                        $ 40,407,256

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $17,057,658 and $8,581,536, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,513 for the period.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $37,767,173. Net unrealized appreciation aggregated $3,117,713, of which $5,361,071 related to appreciated investment securities and $2,243,358 related to depreciated investment securities.

MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                            AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at               $ 40,884,886
value  (cost $37,756,843) -
See accompanying schedule

Receivable for fund shares                  105,674
sold

Dividends receivable                        22,352

Interest receivable                         11,556

Redemption fees receivable                  191

 TOTAL ASSETS                               41,024,659

LIABILITIES

Payable for fund shares         $ 556,594
redeemed

Accrued management fee           19,388

Other payables and  accrued      41,421
expenses

 TOTAL LIABILITIES                          617,403

NET ASSETS                                 $ 40,407,256

Net Assets consist of:

Paid in capital                            $ 35,995,649

Accumulated net investment                  (105,093)
loss

Accumulated undistributed net               1,388,657
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 3,128,043
(depreciation) on investments

NET ASSETS, for 3,137,111                  $ 40,407,256
shares outstanding

NET ASSET VALUE and                         $12.88
redemption price per share
($40,407,256 (divided by)
3,137,111 shares)

Maximum offering price per                  $13.28
share (100/97.00 of $12.88)

STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED AUGUST 31,
                                     1999 (UNAUDITED)

INVESTMENT INCOME                           $ 127,104
Dividends

Interest                                     73,705

 TOTAL INCOME                                200,809

EXPENSES

Management fee                   $ 109,423

Transfer agent fees               146,504

Accounting fees and expenses      30,302

Non-interested trustees'          50
compensation

Custodian fees and expenses       4,488

Registration fees                 13,168

Audit                             3,303

Legal                             19

 Total expenses before            307,257
reductions

 Expense reductions               (1,355)    305,902

NET INVESTMENT INCOME (LOSS)                 (105,093)

REALIZED AND UNREALIZED GAIN                 1,434,827
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                     1,534,453
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                              2,969,280

NET INCREASE (DECREASE) IN                  $ 2,864,187
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                     $ 214,138
charges paid to FDC

 Sales charges - Retained by                $ 212,593
FDC

 Deferred sales charges                     $ 65
withheld   by FDC

 Exchange fees withheld by FSC              $ 1,905

 Expense Reductions  Directed               $ 1,170
brokerage arrangements

  Custodian credits                          185

                                            $ 1,355

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  APRIL 28, 1998 (COMMENCEMENT
ASSETS                           1999 (UNAUDITED)             OF OPERATIONS) TO FEBRUARY
                                                              28, 1999

Operations Net investment        $ (105,093)                  $ (164,120)
income (loss)

 Net realized gain (loss)         1,434,827                    1,286,496

 Change in net unrealized         1,534,453                    1,593,590
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       2,864,187                    2,715,966
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (981,691)                    -
from net realized gains

Share transactions Net            24,674,154                   45,365,490
proceeds from sales of shares

 Reinvestment of distributions    956,509                      -

 Cost of shares redeemed          (15,724,859)                 (19,529,306)

 NET INCREASE (DECREASE) IN       9,905,804                    25,836,184
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  24,538                       42,268

  TOTAL INCREASE (DECREASE)       11,812,838                   28,594,418
IN NET ASSETS

NET ASSETS

 Beginning of period              28,594,418                   -

 End of period (including        $ 40,407,256                 $ 28,594,418
accumulated net investment
loss of $105,093 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             1,935,196                    4,138,562

 Issued in reinvestment of        76,582                       -
distributions

 Redeemed                         (1,238,703)                  (1,774,526)

 Net increase (decrease)          773,075                      2,364,036



FINANCIAL HIGHLIGHTS
                                 SIX MONTHS ENDED AUGUST 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999 F

Net asset value, beginning of    $ 12.10                      $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.04)                        (.11)

Net realized and unrealized       1.17                         2.18
gain (loss)

Total from investment             1.13                         2.07
operations

Less Distributions

From net realized gain            (.36)                        -

Redemption fees added to paid     .01                          .03
in capital

Net asset value, end of period   $ 12.88                      $ 12.10

TOTAL RETURN B, C                 9.51%                        21.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 40,407                     $ 28,594
(000 omitted)

Ratio of expenses to average      1.61% A                      2.39% A
net assets

Ratio of expenses to average      1.60% A, E                   2.38% A, E
net assets after expense
reductions

Ratio of net investment           (.55)% A                     (1.21)% A
income (loss) to average net
assets

Portfolio turnover rate           50% A                        85% A


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN. C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE
HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE  FUND'S EXPENSES. F FOR THE PERIOD APRIL 28, 1998
(COMMENCEMENT OF OPERATIONS) TO FEBRUARY 28, 1999.


ENERGY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT ENERGY                   54.54%         57.65%       105.55%       168.33%

SELECT ENERGY (LOAD ADJ.)       49.83%         52.84%       99.31%        160.21%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Natural Resources            43.20%         49.26%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resources sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT ENERGY                   57.65%       15.50%        10.37%

SELECT ENERGY (LOAD ADJ.)       52.84%       14.79%        10.04%

S&P 500                         39.82%       25.11%        17.10%

GS Natural Resources            49.26%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Energy                      S&P 500
             00060                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9853.19                     9959.00
  1989/10/31       9785.79                     9727.95
  1989/11/30      10153.44                     9926.40
  1989/12/31      10887.22                    10164.64
  1990/01/31      10401.13                     9482.59
  1990/02/28      10725.19                     9604.91
  1990/03/31      10731.42                     9859.44
  1990/04/30      10369.97                     9612.96
  1990/05/31      10999.39                    10550.22
  1990/06/30      10740.16                    10478.48
  1990/07/31      11471.69                    10444.95
  1990/08/31      11677.85                     9500.72
  1990/09/30      11644.60                     9038.04
  1990/10/31      11046.07                     8999.18
  1990/11/30      10926.37                     9580.52
  1990/12/31      10398.13                     9847.82
  1991/01/31       9724.62                    10277.18
  1991/02/28      10631.79                    11012.00
  1991/03/31      10487.47                    11278.49
  1991/04/30      10604.30                    11305.56
  1991/05/31      10666.16                    11793.96
  1991/06/30      10190.97                    11253.80
  1991/07/31      10714.29                    11778.23
  1991/08/31      10920.86                    12057.37
  1991/09/30      10810.69                    11856.01
  1991/10/31      11134.32                    12014.88
  1991/11/30      10308.03                    11530.68
  1991/12/31      10401.79                    12849.79
  1992/01/31       9845.17                    12610.79
  1992/02/29       9859.09                    12774.73
  1992/03/31       9573.82                    12525.62
  1992/04/30      10227.84                    12893.87
  1992/05/31      10714.88                    12957.05
  1992/06/30      10184.67                    12763.99
  1992/07/31      10456.73                    13286.04
  1992/08/31      10645.07                    13013.68
  1992/09/30      10707.85                    13167.24
  1992/10/31      10247.45                    13213.32
  1992/11/30      10010.27                    13663.90
  1992/12/31      10153.34                    13831.96
  1993/01/31      10536.22                    13948.15
  1993/02/28      11231.07                    14137.85
  1993/03/31      11805.39                    14436.15
  1993/04/30      12032.47                    14086.80
  1993/05/31      12394.30                    14464.33
  1993/06/30      12557.48                    14506.27
  1993/07/31      12465.25                    14448.25
  1993/08/31      13451.40                    14995.84
  1993/09/30      13373.36                    14880.37
  1993/10/31      13181.80                    15188.39
  1993/11/30      11585.51                    15044.10
  1993/12/31      12098.16                    15226.14
  1994/01/31      12746.15                    15743.82
  1994/02/28      12319.07                    15317.17
  1994/03/31      11722.63                    14649.34
  1994/04/30      12618.08                    14836.85
  1994/05/31      12751.60                    15080.17
  1994/06/30      12684.84                    14710.71
  1994/07/31      12877.71                    15193.22
  1994/08/31      12662.59                    15816.14
  1994/09/30      12566.15                    15428.65
  1994/10/31      13278.28                    15775.79
  1994/11/30      12462.30                    15201.24
  1994/12/31      12148.06                    15426.67
  1995/01/31      11857.18                    15826.69
  1995/02/28      12324.12                    16443.45
  1995/03/31      12997.73                    16928.70
  1995/04/30      13397.19                    17427.25
  1995/05/31      13742.88                    18123.82
  1995/06/30      13343.42                    18544.83
  1995/07/31      13658.37                    19159.78
  1995/08/31      13558.51                    19207.87
  1995/09/30      13566.19                    20018.44
  1995/10/31      12982.37                    19946.98
  1995/11/30      13727.51                    20822.65
  1995/12/31      14745.68                    21223.69
  1996/01/31      14973.50                    21946.15
  1996/02/29      14902.80                    22149.59
  1996/03/31      15900.51                    22362.89
  1996/04/30      16670.49                    22692.52
  1996/05/31      16842.77                    23277.76
  1996/06/30      17154.52                    23366.44
  1996/07/31      16383.35                    22334.12
  1996/08/31      17023.26                    22805.14
  1996/09/30      17925.70                    24088.62
  1996/10/31      18655.85                    24752.98
  1996/11/30      19689.55                    26624.06
  1996/12/31      19534.11                    26096.63
  1997/01/31      19980.17                    27727.15
  1997/02/28      17935.03                    27944.53
  1997/03/31      18431.58                    26796.29
  1997/04/30      18267.06                    28396.03
  1997/05/31      19930.11                    30124.78
  1997/06/30      20222.03                    31474.37
  1997/07/31      21548.93                    33978.79
  1997/08/31      21770.09                    32075.30
  1997/09/30      23371.22                    33832.06
  1997/10/31      22725.46                    32702.07
  1997/11/30      21416.24                    34215.85
  1997/12/31      21542.75                    34803.33
  1998/01/31      20391.76                    35188.26
  1998/02/28      21593.67                    37726.04
  1998/03/31      22622.43                    39657.99
  1998/04/30      23058.69                    40056.94
  1998/05/31      22498.31                    39368.37
  1998/06/30      21906.79                    40967.51
  1998/07/31      20101.12                    40531.21
  1998/08/31      16510.52                    34671.20
  1998/09/30      19333.19                    36892.24
  1998/10/31      19561.49                    39893.06
  1998/11/30      18876.58                    42310.97
  1998/12/31      18368.08                    44748.93
  1999/01/31      17112.41                    46620.33
  1999/02/28      16842.60                    45171.37
  1999/03/31      20402.06                    46978.68
  1999/04/30      23896.60                    48798.16
  1999/05/31      23376.65                    47646.04
  1999/06/30      24614.12                    50290.39
  1999/07/31      25269.25                    48720.33
  1999/08/31      26021.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 121304 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $26,021 - a 160.21% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Mobil Corp.                   5.3

Schlumberger Ltd.             4.5

Atlantic Richfield Co.        4.3

USX-Marathon Group            3.8

Texaco, Inc.                  3.6

Halliburton Co.               3.0

Chevron Corp.                 3.0

Amerada Hess Corp.            2.7

BJ Services Co.               2.2

Conoco, Inc. Class B          2.1

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Oil & Gas 61.0%
Energy Services 22.6%
Gas 4.8%
Chemicals & Plastics 3.0%
Electric Utility 2.6%
All Others 6.0%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 6.0
Row: 1, Col: 2, Value: 2.6
Row: 1, Col: 3, Value: 3.0
Row: 1, Col: 4, Value: 4.8
Row: 1, Col: 5, Value: 22.6
Row: 1, Col: 6, Value: 61.0

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

ENERGY PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Larry Rakers) (photograph of Scott Offen)

NOTE TO SHAREHOLDERS: On September 1, 1999, after the end of the period covered by this report, Scott Offen (right) became Portfolio Manager of Fidelity Select Energy Portfolio. The following is an interview with Larry Rakers, who managed the fund during the period covered by this report, with additional comments from Scott Offen on his outlook.

Q. HOW DID THE FUND PERFORM, LARRY?

L.R. For the six- and 12-month periods that ended August 31, 1999, the fund returned 54.54% and 57.65%, respectively. During the same periods, the fund outpaced the Goldman Sachs Natural Resources Index - an index of 96 stocks designed to measure the performance of companies in the natural resources sector - which returned 43.20% and 49.26%, respectively. The Standard & Poor's 500 Index returned 7.32% and 39.82% during the same six- and 12-month periods.

Q. WHAT FACTORS CAUSED THE FUND TO OUTPERFORM THE GOLDMAN SACHS INDEX?

L.R. My early prediction that oil prices were poised to rebound turned out to be beneficial to the fund's relative performance. The fund's more aggressive strategy worked well over the past six months as oil prices rebounded. Specifically, I allocated a larger percentage of assets to smaller integrated oil companies, such as USX-Marathon; energy services companies, such as Halliburton; and drillers, such as ENSCO International, which are more sensitive to price swings of oil. In an environment of increasing oil prices, these companies normally perform better than large integrated oil companies, such as Mobil and Texaco.

Q. WHAT SPARKED THE DRAMATIC RALLY IN ENERGY STOCKS IN 1999?

L.R. First and foremost, we saw the price of oil rebound dramatically during the period. Much of this increase was due to a favorable supply and demand equation. On the supply side, OPEC announced a significant production cutback in March. In addition, the private sector of the oil industry significantly cut back on exploration and production efforts as the price of oil continued to slide. On the demand side, we experienced a rebound in Asia and stable global demand growth. This was just enough to create a squeeze on supply, resulting in a recovery in oil prices.

Q. THE FUND WAS UNDERWEIGHTED IN ELECTRIC AND GAS UTILITY STOCKS. DID YOU PURSUE ANY OTHER STRATEGIES TO TAKE ADVANTAGE OF THE RECOVERY IN OIL PRICES?

L.R. I saw better growth potential in energy service and in exploration and production companies compared to electric and gas utilities given my belief that oil prices were poised to rebound. As a result, I aggressively positioned the fund to take advantage of increasing oil prices toward the beginning of the year. Since then, I made some adjustments to the portfolio; however, I didn't make a significant shift in strategy because I believed many of the stocks in the sector did not fully price in the increase in oil prices. As a result, the fund's allocation of energy services and integrated oil companies remained steady.

Q. WHICH STOCKS PERFORMED WELL FOR THE FUND?

L.R. USX-Marathon Group, Baker Hughes, BJ Services and Halliburton, all significant holdings for the fund, were big contributors to total return. USX-Marathon, an integrated oil company, and these leading energy services companies benefited tremendously from the recovery in oil prices.

Q. WHICH STOCKS HURT FUND PERFORMANCE?

L.R. Lyondell Chemical, a petrochemical producer, and EEX Corp., an oil exploration and production company, detracted from the fund's total return. Shares of Lyondell Chemical suffered after profit margins declined for ethylene - one of Lyondell's primary petrochemical products. EEX Corp. detracted from fund performance after the company's drilling sites in the Gulf of Mexico came up short of expectations.

Q. SCOTT, WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

S.O. While it is difficult to predict the strength of the global economy, my feeling is that worldwide economic activity will remain steady. There are a number of overseas economies recovering from recessions, Asia seems to be turning the corner to recovery and Europe looks stable. While U.S. economic growth is in question due to potentially higher domestic interest rates, I don't think it will lead to a global slowdown. Since energy prices are heavily dependent upon global demand, I'm fairly optimistic about the outlook for energy stocks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: July 14, 1981

FUND NUMBER: 060

TRADING SYMBOL: FSENX

SIZE: as of August 31, 1999, more than
$243 million

MANAGER: Scott Offen, since September,
1999; manager, Fidelity Select Food and
Agriculture Portfolio, since 1996;
manager, several Fidelity Select portfolios,
1988-1996; joined Fidelity in 1985

ENERGY PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 94.5%

                                 SHARES                      VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
0.3%

Barrett Resources Corp. (a)       16,000                     $ 577,000

CHEMICALS & PLASTICS - 3.0%

E.I. du Pont de Nemours and       67,357                      4,268,750
Co.

Georgia Gulf Corp.                40,000                      727,500

Lyondell Chemical Co.             108,500                     1,580,031

NOVA Chemicals Corp.              35,000                      763,317

                                                              7,339,598

ELECTRIC UTILITY - 2.6%

AES Corp. (a)                     85,500                      5,188,781

Calpine Corp. (a)                 10,200                      924,375

Illinova Corp.                    5,700                       181,688

                                                              6,294,844

ENERGY SERVICES - 22.6%

Atwood Oceanics, Inc. (a)         24,500                      771,750

Baker Hughes, Inc.                127,550                     4,336,700

BJ Services Co. (a)               154,100                     5,277,925

Bonus Resource Services Corp.     35,000                      77,387
(a)

ENSCO International, Inc.         184,400                     3,930,025

Global Marine, Inc. (a)           79,000                      1,402,250

Halliburton Co.                   158,300                     7,341,163

Helmerich & Payne, Inc.           57,600                      1,587,600

Marine Drilling Companies,        126,500                     2,008,188
Inc. (a)

McDermott International, Inc.     43,400                      979,213

Nabors Industries, Inc. (a)       45,400                      1,225,800

Noble Drilling Corp. (a)          153,500                     3,779,938

Oceaneering International,        10,000                      200,625
Inc. (a)

Peak Energy Services Ltd. (a)     225,000                     407,035

Pool Energy Services Co. (a)      53,000                      1,397,875

Precision Drilling Corp.          41,800                      949,427
Class A (a)

Rowan Companies, Inc. (a)         29,000                      540,125

Ryan Energy Technologies,         32,900                      96,992
Inc. (a)

Schlumberger Ltd.                 163,180                     10,892,265

Smith International, Inc. (a)     66,200                      3,090,713

Tesco Corp. (a)                   15,000                      103,518

Tidewater, Inc.                   20,000                      650,000

Tuboscope, Inc. (a)               177,600                     2,586,300

Unit Corp. (a)                    105,000                     807,188

UTI Energy Corp. (a)              37,000                      740,000

                                                              55,180,002

GAS - 4.8%

Dynegy, Inc.                      7,500                       176,250

Enron Corp.                       120,000                     5,025,000

K N Energy, Inc.                  175,000                     3,565,625

Ocean Energy, Inc. (a)            296,200                     2,999,025

                                                              11,765,900



                                 SHARES                      VALUE (NOTE 1)

LEASING & RENTAL - 0.1%

Superior Energy Services,         35,000                     $ 218,750
Inc. (a)

METALS & MINING - 0.3%

Olin Corp.                        47,500                      673,906

OIL & GAS - 60.8%

Alberta Energy Co. Ltd.           51,000                      1,571,859

Amerada Hess Corp.                105,200                     6,528,975

Anadarko Petroleum Corp.          49,900                      1,696,600

Anderson Exploration Ltd. (a)     15,800                      227,605

Apache Corp.                      88,400                      4,022,200

Atlantic Richfield Co.            119,400                     10,499,738

Basin Exploration, Inc. (a)       30,000                      682,500

Bellator Exploration, Inc. (a)    120,000                     132,663

Bellwether Exploration Co. (a)    20,000                      87,500

Benton Oil & Gas Co. (a)          100,000                     256,250

Bonavista Petroleum Ltd. (a)      25,000                      305,695

British-Borneo Oil & Gas PLC      321,900                     1,131,956

Cabot Oil & Gas Corp. Class A     73,400                      1,399,188

Canada Occidental Petroleum       75,000                      1,381,910
Ltd.

Canadian Hunter Exploration       52,000                      844,891
Ltd.

Canadian Natural Resources        109,800                     2,722,010
Ltd. (a)

Chesapeake Energy Corp. (a)       140,000                     455,000

Chevron Corp.                     78,200                      7,213,950

Compton Petroleum Corp. (a)       125,000                     234,506

Comstock Resources, Inc. (a)      94,700                      437,988

Conoco, Inc. Class B              194,911                     5,238,233

Cooper Cameron Corp. (a)          35,760                      1,488,510

Crestar Energy, Inc. (a)          138,900                     1,972,985

Denbury Resources, Inc. (a)       27,500                      116,080

EEX Corp. (a)                     120,000                     570,000

Elf Aquitaine SA sponsored ADR    19,100                      1,681,994

Enron Oil & Gas Co.               72,200                      1,723,775

Ensign Resource Service           13,000                      287,437
Group, Inc.

Exxon Corp.                       58,200                      4,590,525

Forest Oil Corp. (a)              52,000                      776,750

Frontier Oil Corp. (a)            227,900                     1,823,200

Imperial Oil Ltd.                 12,000                      252,462

Ionic Energy, Inc. (a)            35,000                      87,940

Kerr-McGee Corp.                  46,531                      2,605,736

Louis Dreyfus Natural Gas         111,000                     2,428,125
Corp. (a)

Magnum Hunter Resources, Inc.     65,200                      248,575

Mallon Resources Corp. (a)        35,000                      282,188

Meridian Resource Corp. (a)       10,000                      47,500

Merit Energy Ltd. (a)             30,000                      127,638

Mobil Corp.                       127,300                     13,032,335

Murphy Oil Corp.                  17,000                      862,750

Newfield Exploration Co. (a)      17,000                      516,375

Noble Affiliates, Inc.            10,800                      334,800

Novus Petroleum Ltd. (a)          160,152                     161,882

Nuevo Energy Co. (a)              129,700                     2,269,750

Occidental Petroleum Corp.        40,000                      867,500

Penn West Petroleum Ltd. (a)      49,900                      1,061,524

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

OIL & GAS - CONTINUED

Pennaco Energy, Inc. (a)          32,000                     $ 372,000

Petro-Canada                      186,000                     2,797,789

Pioneer Natural Resources Co.     151,000                     1,717,625

Plains Resources, Inc. (a)        108,000                     2,065,500

Poco Petroleums Ltd. (a)          135,000                     1,338,693

Pogo Producing Co.                16,000                      334,000

Post Energy Corp. (a)             127,500                     696,231

Premier Oil PLC (a)               1,750,000                   639,269

Prima Energy Corp. (a)            7,500                       162,656

Range Resources Corp.             120,000                     660,000

Ranger Oil Ltd. (a)               187,500                     854,271

Remington Oil & Gas Corp.         55,500                      287,906

Renaissance Energy Ltd. (a)       8,300                       127,906

Rio Alto Exploration Ltd. (a)     98,400                      1,608,683

Santa Fe Snyder Corp. (a)         441,585                     4,305,454

Shell Canada Ltd. Class A         17,000                      361,072

Shell Transport & Trading Co.     333,900                     2,681,633
PLC (Reg.)

St. Mary Land & Exploration       17,700                      469,050
Co.

Stellarton Energy Corp. Class     200,000                     335,008
A (a)

Storm Energy, Inc.                75,000                      125,628

Suncor Energy, Inc.               50,000                      2,061,977

Sunoco, Inc.                      101,700                     3,311,606

Swift Energy Co. (a)              105,000                     1,325,625

Talisman Energy, Inc. (a)         30,000                      880,402

Texaco, Inc.                      139,100                     8,832,850

Titan Exploration, Inc. (a)       121,200                     666,600

Tosco Corp.                       70,700                      1,802,850

Ulster Petroleums Ltd. (a)        44,600                      493,065

Ultramar Diamond Shamrock         68,000                      1,776,500
Corp.

Union Pacific Resources           60,400                      1,083,425
Group, Inc.

Upton Resources, Inc. (a)         269,700                     487,900

USX-Marathon Group                298,000                     9,275,250

Valero Energy Corp.               45,000                      956,250

Vastar Resources, Inc.            7,800                       519,675

Vintage Petroleum, Inc.           212,200                     3,037,113

Weatherford International,        65,225                      2,323,641
Inc. (a)

Wiser Oil Co.                     70,000                      205,625

                                                              148,270,281

TOTAL COMMON STOCKS                                           230,320,281
(Cost $182,001,919)

CONVERTIBLE PREFERRED STOCKS
- 0.2%



OIL & GAS - 0.2%

Chesapeake Energy Corp. $3.50     15,000                      431,250
(Cost $146,211)

CASH EQUIVALENTS - 4.4%

                                 SHARES                      VALUE (NOTE 1)

Central Cash Collateral Fund,     82,800                     $ 82,800
5.26% (b)

Taxable Central Cash Fund,        10,804,245                  10,804,245
5.20% (b)

TOTAL CASH EQUIVALENTS                                        10,887,045
(Cost $10,887,045)

TOTAL INVESTMENT PORTFOLIO -                                  241,638,576
99.1%  (Cost $193,035,175)

NET OTHER ASSETS - 0.9%                                       2,129,865

TOTAL NET ASSETS - 100%                                     $ 243,768,441

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $154,726,808 and $112,403,927, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $36,299 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $67,275. The fund received cash collateral of $82,800 which was invested in the Central Cash
Collateral Fund.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America         82.3%

Canada                           10.5

Netherlands Antilles              4.5

United Kingdom                    1.9

Others individually less than     0.8
1%

                                100.0%

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $195,496,079. Net unrealized appreciation aggregated $46,142,497, of which $49,748,048 related to appreciated investment securities and $3,605,551 related to depreciated investment securities.

At February 28,1999, the fund had a capital loss carryforward of approximately $3,040,000, all of which will expire on February 28, 2007.

The fund has elected to defer to its fiscal year ending February 29, 2000 approxiamtely $6,117,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

ENERGY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                              AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 241,638,576
value  (cost $193,035,175) -
 See accompanying schedule

Receivable for investments                   3,031,236
sold

Receivable for fund shares                   1,085,446
sold

Dividends receivable                         667,951

Interest receivable                          63,163

Redemption fees receivable                   5,515

Other receivables                            1,522

 TOTAL ASSETS                                246,493,409

LIABILITIES

Payable for fund shares        $ 2,394,202
redeemed

Accrued management fee          116,359

Other payables and accrued      131,607
expenses

Collateral on securities        82,800
loaned,  at value

 TOTAL LIABILITIES                           2,724,968

NET ASSETS                                  $ 243,768,441

Net Assets consist of:

Paid in capital                             $ 193,834,016

Undistributed net investment                 429,677
income

Accumulated undistributed net                901,510
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  48,603,238
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 9,738,436                   $ 243,768,441
shares outstanding

NET ASSET VALUE and                          $25.03
redemption price per share
($243,768,441 (divided by)
9,738,436 shares)

Maximum offering price per                   $25.80
share (100/97.00 of $25.03)

STATEMENT OF OPERATIONS
                              SIX MONTHS ENDED AUGUST 31,
                                         1999 (UNAUDITED)

INVESTMENT INCOME                             $ 1,511,678
Dividends

Interest                                       298,082

Security lending                               1,486

 TOTAL INCOME                                  1,811,246

EXPENSES

Management fee                   $ 611,492

Transfer agent fees               621,950

Accounting and security           79,323
lending fees

Non-interested trustees'          539
compensation

Custodian fees and expenses       29,681

Registration fees                 38,824

Audit                             5,557

Legal                             111

 Total expenses before            1,387,477
reductions

 Expense reductions               (63,267)     1,324,210

NET INVESTMENT INCOME                          487,036

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            13,194,087

 Foreign currency transactions    (3,445)      13,190,642

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            62,660,756

 Assets and liabilities in        (163)        62,660,593
foreign currencies

NET GAIN (LOSS)                                75,851,235

NET INCREASE (DECREASE) IN                    $ 76,338,271
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 610,759
charges paid to FDC

 Sales charges - Retained by                  $ 608,772
FDC

 Deferred sales charges                       $ 4,037
withheld   by FDC

 Exchange fees withheld by FSC                $ 8,205

 Expense reductions  Directed                 $ 63,114
brokerage arrangements

  Custodian credits                            153

                                              $ 63,267

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 487,036                    $ 960,799
income

 Net realized gain (loss)         13,190,642                   (12,098,193)

 Change in net unrealized         62,660,593                   (22,108,978)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       76,338,271                   (33,246,372)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (365,381)                    (118,598)
From net investment income

 From net realized gain           -                            (2,920,602)

 TOTAL DISTRIBUTIONS              (365,381)                    (3,039,200)

Share transactions Net            159,216,384                  115,988,469
proceeds from sales of shares

 Reinvestment of distributions    348,543                      2,970,065

 Cost of shares redeemed          (112,021,889)                (109,891,379)

 NET INCREASE (DECREASE) IN       47,543,038                   9,067,155
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  248,037                      199,403

  TOTAL INCREASE (DECREASE)       123,763,965                  (27,019,014)
IN NET ASSETS

NET ASSETS

 Beginning of period              120,004,476                  147,023,490

 End of period (including        $ 243,768,441                $ 120,004,476
undistributed net investment
income of $429,677 and
$825,869, respectively)

OTHER INFORMATION
Shares

 Sold                             7,317,421                    5,995,866

 Issued in reinvestment of        17,985                       133,126
distributions

 Redeemed                         (4,992,838)                  (5,669,002)

 Net increase (decrease)          2,342,568                    459,990


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999               1998       1997       1996 F     1995

Net asset value, beginning of    $ 16.23                      $ 21.20            $ 21.31    $ 18.97    $ 16.10    $ 16.73
period

Income from Investment
Operations

Net investment income D           .05                          .13                .11        .13        .18        .07

Net realized and unrealized       8.76                         (4.71)             3.93       3.59       3.13       (.11)
gain (loss)

Total from investment             8.81                         (4.58)             4.04       3.72       3.31       (.04)
operations

Less Distributions

 From net investment income       (.04)                        (.02)              (.09)      (.13)      (.11)      (.08)

 From net realized gain           -                            (.40)              (4.09)     (1.31)     (.36)      (.54)

 Total distributions              (.04)                        (.42)              (4.18)     (1.44)     (.47)      (.62)

Redemption fees added to paid     .03                          .03                .03        .06        .03        .03
in capital

Net asset value, end of period   $ 25.03                      $ 16.23            $ 21.20    $ 21.31    $ 18.97    $ 16.10

TOTAL RETURN B, C                 54.54%                       (22.00)%           20.40%     20.35%     20.92%     .04%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 243,768                    $ 120,004          $ 147,023  $ 203,265  $ 119,676  $ 96,023
(000 omitted)

Ratio of expenses to average      1.30% A                      1.46%              1.58%      1.57%      1.63%      1.85%
net assets

Ratio of expenses to average      1.25% A, E                   1.42% E            1.53% E    1.55% E    1.63%      1.85%
net assets after  expense
reductions

Ratio of net investment           .46% A                       .68%               .47%       .62%       1.04%      .42%
income to average net assets

Portfolio turnover rate           114% A                       138%               115%       87%        97%        106%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29


ENERGY SERVICE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT ENERGY SERVICE           83.80%         80.09%       160.50%       199.75%

SELECT ENERGY SERVICE (LOAD     78.22%         74.61%       152.61%       190.68%
ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Natural Resources            43.20%         49.26%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resources sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT ENERGY SERVICE           80.09%       21.10%        11.60%

SELECT ENERGY SERVICE (LOAD     74.61%       20.36%        11.26%
ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Natural Resources            49.26%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Energy Service              S&P 500
             00043                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9560.77                     9959.00
  1989/10/31       9087.37                     9727.95
  1989/11/30       9867.08                     9926.40
  1989/12/31      11129.47                    10164.64
  1990/01/31      10414.74                     9482.59
  1990/02/28      11398.66                     9604.91
  1990/03/31      11946.32                     9859.44
  1990/04/30      11315.12                     9612.96
  1990/05/31      13217.99                    10550.22
  1990/06/30      12540.38                    10478.48
  1990/07/31      13719.23                    10444.95
  1990/08/31      13477.89                     9500.72
  1990/09/30      13217.99                     9038.04
  1990/10/31      11556.46                     8999.18
  1990/11/30      11732.82                     9580.52
  1990/12/31      11324.79                     9847.82
  1991/01/31      10813.41                    10277.18
  1991/02/28      12552.11                    11012.00
  1991/03/31      11575.83                    11278.49
  1991/04/30      11631.62                    11305.56
  1991/05/31      11938.45                    11793.96
  1991/06/30      10376.41                    11253.80
  1991/07/31      11157.43                    11778.23
  1991/08/31      11036.56                    12057.37
  1991/09/30      10023.09                    11856.01
  1991/10/31      10171.86                    12014.88
  1991/11/30       8953.84                    11530.68
  1991/12/31       8665.60                    12849.79
  1992/01/31       8544.73                    12610.79
  1992/02/29       8721.39                    12774.73
  1992/03/31       8098.43                    12525.62
  1992/04/30       8767.88                    12893.87
  1992/05/31       9465.22                    12957.05
  1992/06/30       8916.65                    12763.99
  1992/07/31       9288.56                    13286.04
  1992/08/31       9762.75                    13013.68
  1992/09/30      10060.28                    13167.24
  1992/10/31       9539.60                    13213.32
  1992/11/30       9344.35                    13663.90
  1992/12/31       8963.14                    13831.96
  1993/01/31       9316.45                    13948.15
  1993/02/28      10236.94                    14137.85
  1993/03/31      11045.86                    14436.15
  1993/04/30      11641.29                    14086.80
  1993/05/31      12181.01                    14464.33
  1993/06/30      12115.87                    14506.27
  1993/07/31      12283.37                    14448.25
  1993/08/31      12711.43                    14995.84
  1993/09/30      12339.21                    14880.37
  1993/10/31      12162.40                    15188.39
  1993/11/30      10878.23                    15044.10
  1993/12/31      10841.50                    15226.14
  1994/01/31      10944.21                    15743.82
  1994/02/28      10888.19                    15317.17
  1994/03/31      10075.77                    14649.34
  1994/04/30      10602.58                    14836.85
  1994/05/31      11074.87                    15080.17
  1994/06/30      11412.23                    14710.71
  1994/07/31      11624.28                    15193.22
  1994/08/31      11161.62                    15816.14
  1994/09/30      11585.73                    15428.65
  1994/10/31      12048.38                    15775.79
  1994/11/30      11421.87                    15201.24
  1994/12/31      10903.01                    15426.67
  1995/01/31      10971.52                    15826.69
  1995/02/28      11715.35                    16443.45
  1995/03/31      12361.31                    16928.70
  1995/04/30      13114.93                    17427.25
  1995/05/31      13457.49                    18123.82
  1995/06/30      12997.49                    18544.83
  1995/07/31      13643.45                    19159.78
  1995/08/31      14191.53                    19207.87
  1995/09/30      14230.68                    20018.44
  1995/10/31      12997.49                    19946.98
  1995/11/30      13731.53                    20822.65
  1995/12/31      15359.51                    21223.69
  1996/01/31      15693.86                    21946.15
  1996/02/29      16301.75                    22149.59
  1996/03/31      17588.47                    22362.89
  1996/04/30      18911.16                    22692.52
  1996/05/31      18636.06                    23277.76
  1996/06/30      18676.81                    23366.44
  1996/07/31      17647.70                    22334.12
  1996/08/31      18768.52                    22805.14
  1996/09/30      19471.57                    24088.62
  1996/10/31      21641.87                    24752.98
  1996/11/30      22518.14                    26624.06
  1996/12/31      22898.57                    26096.63
  1997/01/31      24173.64                    27727.15
  1997/02/28      21560.28                    27944.53
  1997/03/31      23077.72                    26796.29
  1997/04/30      22810.95                    28396.03
  1997/05/31      25976.96                    30124.78
  1997/06/30      27677.43                    31474.37
  1997/07/31      32029.30                    33978.79
  1997/08/31      34300.33                    32075.30
  1997/09/30      37880.27                    33832.06
  1997/10/31      39323.43                    32702.07
  1997/11/30      34512.89                    34215.85
  1997/12/31      34776.94                    34803.33
  1998/01/31      29854.49                    35188.26
  1998/02/28      32001.64                    37726.04
  1998/03/31      34400.05                    39657.99
  1998/04/30      37232.67                    40056.94
  1998/05/31      34839.91                    39368.37
  1998/06/30      30296.10                    40967.51
  1998/07/31      23625.40                    40531.21
  1998/08/31      16145.03                    34671.20
  1998/09/30      19758.33                    36892.24
  1998/10/31      22634.46                    39893.06
  1998/11/30      17244.73                    42310.97
  1998/12/31      17486.42                    44748.93
  1999/01/31      16676.75                    46620.33
  1999/02/28      15818.75                    45171.37
  1999/03/31      22211.50                    46978.68
  1999/04/30      25897.31                    48798.16
  1999/05/31      25039.30                    47646.04
  1999/06/30      26888.24                    50290.39
  1999/07/31      27734.17                    48720.33
  1999/08/31      29068.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 120610 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Service Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $29,068 - a 190.68% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                 % OF FUND'S NET ASSETS

Noble Drilling Corp.              7.0

BJ Services Co.                   6.5

Smith International, Inc.         6.5

ENSCO International, Inc.         6.5

Schlumberger Ltd.                 6.5

Weatherford International, Inc.   6.2

Halliburton Co.                   5.9

Baker Hughes, Inc.                5.4

Nabors Industries, Inc.           5.0

Cooper Cameron Corp.              5.0

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Energy Services 80.2%
Oil & Gas 11.7%
Engineering 0.2%
Iron & Steel 0.2%
Ship Building & Repair 0.2%
All Others 7.5%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 7.5
Row: 1, Col: 2, Value: 0.2
Row: 1, Col: 3, Value: 0.2
Row: 1, Col: 4, Value: 0.2
Row: 1, Col: 5, Value: 11.7
Row: 1, Col: 6, Value: 80.2

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

ENERGY SERVICE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of James Catudal)

James Catudal,
Portfolio Manager
of Fidelity Select
Energy Service Portfolio

Q. HOW DID THE FUND PERFORM, JIM?

A. It was an exceptional period. For the six months that ended August 31, 1999, the fund returned 83.80%, compared to 7.32% for the Standard & Poor's 500 Index and 43.20% for the Goldman Sachs Natural Resources Index, an index of 96 stocks designed to measure the performance of companies in the natural resources sector. For the 12 months that ended August 31, 1999, the fund returned 80.09%, compared to 39.82% and 49.26% for the S&P 500 and the Goldman Sachs index, respectively.

Q. WHAT ACCOUNTED FOR THE FUND'S EXTRAORDINARILY STRONG PERFORMANCE?

A. A significant improvement in both crude oil and natural gas prices was the primary factor aiding the fund's performance. Crude oil, for example, roughly doubled in price during the period as a result of increased demand from Asia and the decision by the Organization of Petroleum Exporting Countries (OPEC) to restrict production. Natural gas also strengthened because lower prices in 1998 had caused reduced drilling activity, which resulted in lower production. Higher energy prices typically lead to more spending for exploration and production (E&P), which directly benefits energy service companies. Although the broadly based S&P 500 also showed a gain for the period, higher interest rates limited returns in many sectors of the market. The Goldman Sachs index benefited from higher energy prices but also reflected subsectors of the natural resources area that were not as strong as the energy component.

Q. WERE THERE ANY SIGNIFICANT SHIFTS IN THE FUND'S HOLDINGS?

A. During the first half of the period, I was more confident of the prospects for natural gas than for oil. Consequently, I increased the fund's holdings of companies with exposure to North American natural gas drilling activity. However, as the period progressed and the rally in oil prices continued, both oil- and gas-related stocks saw significant gains.

Q. WHAT STOCKS DID WELL FOR THE FUND?

A. BJ Services, a pressure pumping company, was a key contributor. The company has high exposure to the North American natural gas drilling market, which has led the energy recovery. Investors also were attracted to the stock because of efforts the company made to strengthen itself through cost reductions and acquisitions made during the recent downturn. Another strong performer was Baker Hughes, a diversified energy service company. In that case, the stock price had been driven down sharply when energy prices were weak, and it responded with a comparable move up when oil and gas recovered. Noble Drilling also helped performance. This well-managed company began to see the benefits of converting six drilling rigs to the semi-submersible type used in deep water drilling. In addition, investors liked the fact that a sizable part of the company's prospective earnings was secured by long-term contracts.

Q. WHAT STOCKS WERE DISAPPOINTING?

A. There is nothing worth mentioning on the negative side. Virtually all of the fund's holdings made positive contributions to performance.

Q. WHAT'S YOUR OUTLOOK, JIM?

A. The outlook for energy service companies appears very favorable at this juncture. Strong worldwide economic growth should continue to support oil and gas prices and, in turn, healthy budgets for exploration and production activities. Sharply higher interest rates in the United States or another shock from one of the emerging economies - for example, a currency devaluation - could reduce demand for energy products and services. Right now, though, neither of those possibilities seems likely to materialize in the near term. OPEC will probably relax its restrictions on production at some point which could increase oil price volatility. Given an environment of strong and growing demand for crude oil and low supply growth due to reduced E&P budgets, however, the market should be able to absorb the increased OPEC supply.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 043

TRADING SYMBOL: FSESX

SIZE: as of August 31, 1999, more than
$796 million

MANAGER: James Catudal, since 1998; manager,
Fidelity Select Industrial Materials Portfolio,
1997-
1998; analyst, North American non-ferrous
metals companies, since 1997; joined Fidelity in
1997

ENERGY SERVICE PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 92.9%

                                 SHARES                     VALUE (NOTE 1)

COMPUTER SERVICES & SOFTWARE
- 0.1%

GeoScience Corp. (a)              79,000                    $ 533,250

CONSTRUCTION - 0.0%

Bouygues Offshore SA              1,000                      18,813
sponsored ADR

ELECTRICAL EQUIPMENT - 0.0%

NQL Drilling Tools, Inc.          90,300                     468,894
Class A (a)

ENERGY SERVICES - 80.2%

Atwood Oceanics, Inc. (a)         195,700                    6,164,550

Baker Hughes, Inc.                1,265,936                  43,041,824

BJ Services Co. (a)               1,521,676                  52,117,403

CAL Dive International, Inc.      100                        3,763
(a)

Carbo Ceramics, Inc.              46,500                     1,243,875

Coflexip SA sponsored ADR         198,600                    8,986,650

Diamond Offshore Drilling,        416,500                    15,931,125
Inc.

ENSCO International, Inc.         2,435,200                  51,900,200

Global Industries Ltd. (a)        712,300                    7,968,856

Global Marine, Inc. (a)           816,000                    14,484,000

Halliburton Co.                   1,013,167                  46,985,620

Helmerich & Payne, Inc.           1,071,300                  29,527,706

Input/Output, Inc. (a)            336,800                    2,483,900

Lone Star Technologies, Inc.      355,000                    7,100,000
(a)

Marine Drilling Companies,        1,257,100                  19,956,463
Inc. (a)

McDermott International, Inc.     1,242,500                  28,033,906

Nabors Industries, Inc. (a)       1,462,700                  39,492,900

Noble Drilling Corp. (a)          2,277,450                  56,082,199

Oceaneering International,        583,600                    11,708,475
Inc. (a)

Offshore Logistics, Inc. (a)      172,300                    2,013,756

Parker Drilling Co. (a)           180,000                    900,000

Pool Energy Services Co. (a)      455,100                    12,003,263

Precision Drilling Corp.          125,000                    2,839,196
Class A (a)

Pride International, Inc. (a)     80,000                     1,190,000

R&B Falcon Corp. (a)              100                        1,288

Rowan Companies, Inc. (a)         1,088,600                  20,275,175

Ryan Energy Technologies,         298,200                    879,116
Inc. (a)

Santa Fe International Corp.      118,300                    3,120,163

Schlumberger Ltd.                 769,245                    51,347,104

SEACOR SMIT, Inc. (a)             108,900                    5,655,994

Smith International, Inc. (a)     1,113,800                  52,000,538

Tidewater, Inc.                   646,465                    21,010,113

Transocean Offshore, Inc.         228,154                    7,757,236

Tuboscope, Inc. (a)               610,900                    8,896,231

UTI Energy Corp. (a)              170,000                    3,400,000

Varco International, Inc. (a)     172,500                    2,134,688

                                                             638,637,276

ENGINEERING - 0.2%

Stolt Comex Seaway SA (a)         139,500                    1,778,625

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.2%

Gardner Denver Machinery,         75,000                     1,439,063
Inc. (a)



                                 SHARES                     VALUE (NOTE 1)

IRON & STEEL - 0.2%

NS Group, Inc. (a)                120,000                   $ 1,425,000

Prudential Steel Ltd.             35,000                     298,995

                                                             1,723,995

LEASING & RENTAL - 0.1%

Hanover Compressor Co. (a)        900                        32,344

Superior Energy Services,         125,000                    781,250
Inc. (a)

                                                             813,594

OIL & GAS - 11.7%

Compagnie Generale de             42,300                     507,600
Geophysique SA sponsored ADR
(a)

Cooper Cameron Corp. (a)          946,276                    39,388,739

Dailey International, Inc.        285,000                    279,300
(a)(c)

National-Oilwell, Inc. (a)        12,000                     204,000

Petroleum Geo-Services ASA        126,600                    2,587,388
sponsored ADR (a)

Veritas DGC, Inc. (a)             20,500                     366,438

Weatherford International,        1,395,940                  49,730,363
Inc. (a)

                                                             93,063,828

SHIP BUILDING & REPAIR - 0.2%

Dril-Quip, Inc. (a)               57,400                     1,603,613

TOTAL COMMON STOCKS                                          740,080,951
(Cost $621,999,294)

CASH EQUIVALENTS - 7.2%



Taxable Central Cash Fund,        57,266,536                 57,266,536
5.20% (b) (Cost $57,266,536)

TOTAL INVESTMENT PORTFOLIO -                                 797,347,487
100.1%  (Cost $679,265,830)

NET OTHER ASSETS - (0.1%)                                    (1,034,336)

NET ASSETS - 100%                                          $ 796,313,151

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $331,932,802 and $278,869,443, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $69,674 for the period.

Transactions during the period with companies which are or were affiliates are as follows:

                                    PURCHASES             SALES                 DIVIDEND       VALUE
AFFILIATE                           COST                  COST                  INCOME
Dailey International, Inc.          $ -                   $ -                   $ -            $ 279,300


INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $701,754,098. Net unrealized appreciation aggregated $95,593,389, of which $151,367,435 related to appreciated investment securities and $55,774,046 related to depreciated investment securities.
At February 28, 1999, the fund had a capital loss carryforward of approximately $85,150,000 all of which will expire on February 28, 2007.

The fund has elected to defer to its fiscal year ending February 29, 2000 approximately $56,642,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

ENERGY SERVICE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                              AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 797,347,487
value  (cost $679,265,830) -
 See accompanying schedule

Receivable for investments                   8,357,556
sold

Receivable for fund shares                   3,796,330
sold

Dividends receivable                         582,608

Interest receivable                          237,428

Redemption fees receivable                   25,975

 TOTAL ASSETS                                810,347,384

LIABILITIES

Payable for investments        $ 3,156,183
purchased

Payable for fund shares         10,067,431
redeemed

Accrued management fee          393,381

Other payables and accrued      417,238
expenses

 TOTAL LIABILITIES                           14,034,233

NET ASSETS                                  $ 796,313,151

Net Assets consist of:

Paid in capital                             $ 864,226,989

Accumulated net investment                   (1,239,921)
loss

Accumulated undistributed net                (184,755,810)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  118,081,893
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 33,097,001                  $ 796,313,151
shares outstanding

NET ASSET VALUE and                          $24.06
redemption price per share
($796,313,151 (divided by)
33,097,001 shares)

Maximum offering price per                   $24.80
share (100/97.00 of $24.06)

STATEMENT OF OPERATIONS
                               SIX MONTHS ENDED AUGUST 31,
                                          1999 (UNAUDITED)

INVESTMENT INCOME                              $ 1,956,753
Dividends

Interest                                        1,221,854

Security lending                                2,836

 TOTAL INCOME                                   3,181,443

EXPENSES

Management fee                   $ 2,104,259

Transfer agent fees               2,056,569

Accounting and security           249,839
lending fees

Non-interested trustees'          1,044
compensation

Custodian fees and expenses       17,025

Registration fees                 99,746

Audit                             13,174

Legal                             367

 Total expenses before            4,542,023
reductions

 Expense reductions               (120,659)     4,421,364

NET INVESTMENT INCOME (LOSS)                    (1,239,921)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,882,599

 Foreign currency transactions    (5,493)       1,877,106

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            339,045,152

 Assets and liabilities in        236           339,045,388
foreign currencies

NET GAIN (LOSS)                                 340,922,494

NET INCREASE (DECREASE) IN                     $ 339,682,573
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 1,784,256
charges paid to FDC

 Sales charges - Retained by                   $ 1,777,258
FDC

 Deferred sales charges                        $ 3,134
withheld   by FDC

 Exchange fees withheld by FSC                 $ 35,782

 Expense reductions  Directed                  $ 118,747
brokerage arrangements

  Custodian credits                             1,153

  Transfer agent credits                        759

                                               $ 120,659

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (1,239,921)                $ (3,167,669)
income (loss)

 Net realized gain (loss)         1,877,106                    (185,190,842)

 Change in net unrealized         339,045,388                  (243,966,665)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       339,682,573                  (432,325,176)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                            (54,767,354)
from net realized gain

Share transactions Net            754,638,708                  1,182,599,212
proceeds from sales of shares

 Reinvestment of distributions    -                            53,845,591

 Cost of shares redeemed          (666,913,334)                (1,305,871,677)

 NET INCREASE (DECREASE) IN       87,725,374                   (69,426,874)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  2,008,832                    4,414,000

  TOTAL INCREASE (DECREASE)       429,416,779                  (552,105,404)
IN NET ASSETS

NET ASSETS

 Beginning of period              366,896,372                  919,001,776

 End of period (including        $ 796,313,151                $ 366,896,372
accumulated net investment
loss of $1,239,921 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             38,335,822                   53,434,483

 Issued in reinvestment of        -                            1,829,614
distributions

 Redeemed                         (33,261,311)                 (60,036,675)

 Net increase (decrease)          5,074,511                    (4,772,578)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999               1998       1997       1996 G     1995

Net asset value, beginning of    $ 13.09                      $ 28.02            $ 20.46    $ 16.09    $ 11.97    $ 11.66
period

Income from Investment
Operations

 Net investment income (loss)     (.04)                        (.10)              (.10)      (.01)      .08 E      .02
D

 Net realized and unrealized      10.95                        (13.26)            9.36       5.05       4.49       .67
gain (loss)

 Total from investment            10.91                        (13.36)            9.26       5.04       4.57       .69
operations

Less Distributions

 From net investment income       -                            -                  -          -          (.04)      (.01)

 In excess of net investment      -                            -                  -          -          -          (.01)
income

 From net realized gain           -                            (1.71)             (1.85)     (.79)      (.48)      (.35)

 In excess of net realized        -                            -                  -          -          -          (.13)
gain

 Total distributions              -                            (1.71)             (1.85)     (.79)      (.52)      (.50)

Redemption fees added to paid     .06                          .14                .15        .12        .07        .12
in capital

Net asset value, end of period   $ 24.06                      $ 13.09            $ 28.02    $ 20.46    $ 16.09    $ 11.97

TOTAL RETURN B, C                 83.80%                       (50.57)%           48.43%     32.26%     39.15%     7.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 796,313                    $ 366,896          $ 919,002  $ 439,504  $ 273,805  $ 63,794
(000 omitted)

Ratio of expenses to average      1.24% A                      1.39%              1.25%      1.47%      1.59%      1.81%
net assets

Ratio of expenses to average      1.21% A, F                   1.35% F            1.22% F    1.45% F    1.58% F    1.79% F
net assets after  expense
reductions

Ratio of net investment           (.34)% A                     (.49)%             (.35)%     (.07)%     .60%       .19%
income (loss) to average net
assets

Portfolio turnover rate           83% A                        75%                78%        167%       223%       209%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH
AMOUNTED TO $.02 PER SHARE. F FMR OR THE FUND  HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. G FOR THE YEAR ENDED FEBRUARY 29


GOLD PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT GOLD                     0.78%          45.98%       -36.12%       -10.47%

SELECT GOLD (LOAD ADJ.)         -2.31%         41.53%       -38.11%       -13.23%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Natural Resources            43.20%         49.26%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resources sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT GOLD                     45.98%       -8.57%        -1.10%

SELECT GOLD  (LOAD ADJ.)        41.53%       -9.15%        -1.41%

S&P 500                         39.82%       25.11%        17.10%

GS Natural Resources            49.26%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             GOLD                        S&P 500
             00041                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9756.25                     9959.00
  1989/10/31       9856.25                     9727.95
  1989/11/30      11112.50                     9926.40
  1989/12/31      10937.50                    10164.64
  1990/01/31      11418.75                     9482.59
  1990/02/28      11100.00                     9604.91
  1990/03/31      10668.75                     9859.44
  1990/04/30       9512.50                     9612.96
  1990/05/31      10350.00                    10550.22
  1990/06/30       9687.50                    10478.48
  1990/07/31      10362.50                    10444.95
  1990/08/31      10175.00                     9500.72
  1990/09/30      10168.75                     9038.04
  1990/10/31       8500.00                     8999.18
  1990/11/30       8393.75                     9580.52
  1990/12/31       9056.25                     9847.82
  1991/01/31       7800.00                    10277.18
  1991/02/28       8506.25                    11012.00
  1991/03/31       8475.00                    11278.49
  1991/04/30       8175.00                    11305.56
  1991/05/31       8456.25                    11793.96
  1991/06/30       9025.00                    11253.80
  1991/07/31       8925.00                    11778.23
  1991/08/31       8200.00                    12057.37
  1991/09/30       8062.50                    11856.01
  1991/10/31       8681.25                    12014.88
  1991/11/30       8662.50                    11530.68
  1991/12/31       8500.00                    12849.79
  1992/01/31       8706.25                    12610.79
  1992/02/29       8437.50                    12774.73
  1992/03/31       7862.50                    12525.62
  1992/04/30       7462.50                    12893.87
  1992/05/31       7993.75                    12957.05
  1992/06/30       8512.50                    12763.99
  1992/07/31       9050.00                    13286.04
  1992/08/31       8881.25                    13013.68
  1992/09/30       8831.25                    13167.24
  1992/10/31       8568.75                    13213.32
  1992/11/30       7843.75                    13663.90
  1992/12/31       8237.50                    13831.96
  1993/01/31       8081.25                    13948.15
  1993/02/28       8843.75                    14137.85
  1993/03/31       9837.50                    14436.15
  1993/04/30      11081.25                    14086.80
  1993/05/31      12312.50                    14464.33
  1993/06/30      13031.25                    14506.27
  1993/07/31      14068.75                    14448.25
  1993/08/31      13331.25                    14995.84
  1993/09/30      11918.75                    14880.37
  1993/10/31      13700.00                    15188.39
  1993/11/30      13712.50                    15044.10
  1993/12/31      14718.75                    15226.14
  1994/01/31      14725.00                    15743.82
  1994/02/28      14162.50                    15317.17
  1994/03/31      14506.25                    14649.34
  1994/04/30      13281.25                    14836.85
  1994/05/31      13856.25                    15080.17
  1994/06/30      13175.00                    14710.71
  1994/07/31      12981.25                    15193.22
  1994/08/31      13593.75                    15816.14
  1994/09/30      14781.25                    15428.65
  1994/10/31      13712.50                    15775.79
  1994/11/30      12087.50                    15201.24
  1994/12/31      12443.75                    15426.67
  1995/01/31      11143.75                    15826.69
  1995/02/28      11525.00                    16443.45
  1995/03/31      13293.75                    16928.70
  1995/04/30      13243.75                    17427.25
  1995/05/31      13518.75                    18123.82
  1995/06/30      13706.25                    18544.83
  1995/07/31      14075.00                    19159.78
  1995/08/31      14106.25                    19207.87
  1995/09/30      14100.00                    20018.44
  1995/10/31      12400.00                    19946.98
  1995/11/30      13550.00                    20822.65
  1995/12/31      13837.50                    21223.69
  1996/01/31      16293.75                    21946.15
  1996/02/29      16943.75                    22149.59
  1996/03/31      17350.00                    22362.89
  1996/04/30      17762.50                    22692.52
  1996/05/31      19700.00                    23277.76
  1996/06/30      16918.75                    23366.44
  1996/07/31      16606.25                    22334.12
  1996/08/31      18300.00                    22805.14
  1996/09/30      17962.50                    24088.62
  1996/10/31      17468.75                    24752.98
  1996/11/30      16718.75                    26624.06
  1996/12/31      16593.99                    26096.63
  1997/01/31      15886.64                    27727.15
  1997/02/28      17976.83                    27944.53
  1997/03/31      15121.94                    26796.29
  1997/04/30      14208.43                    28396.03
  1997/05/31      15023.62                    30124.78
  1997/06/30      13736.84                    31474.37
  1997/07/31      13521.25                    33978.79
  1997/08/31      13649.26                    32075.30
  1997/09/30      14814.77                    33832.06
  1997/10/31      12544.38                    32702.07
  1997/11/30       9586.82                    34215.85
  1997/12/31      10058.41                    34803.33
  1998/01/31      10617.59                    35188.26
  1998/02/28      10220.10                    37726.04
  1998/03/31      10887.07                    39657.99
  1998/04/30      11520.35                    40056.94
  1998/05/31       9896.72                    39368.37
  1998/06/30       8690.79                    40967.51
  1998/07/31       8050.77                    40531.21
  1998/08/31       5948.81                    34671.20
  1998/09/30       9216.28                    36892.24
  1998/10/31       8940.06                    39893.06
  1998/11/30       8751.42                    42310.97
  1998/12/31       9189.33                    44748.93
  1999/01/31       8933.33                    46620.33
  1999/02/28       8616.68                    45171.37
  1999/03/31       8630.16                    46978.68
  1999/04/30       9977.57                    48798.16
  1999/05/31       8441.52                    47646.04
  1999/06/30       8845.74                    50290.39
  1999/07/31       8320.25                    48720.33
  1999/08/31       8677.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990909 154434 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Gold Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have been $8,677 - a 13.23% decrease on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                               % OF FUND'S NET ASSETS

Meridian Gold, Inc.             10.6

Placer Dome, Inc.               9.3

Anglogold Ltd.                  6.7

Freeport-McMoRan Copper &       5.9
Gold, Inc. Class B

Normandy Mining Ltd.            5.8

Barrick Gold Corp.              5.3

Euro-Nevada Mining Corp. Ltd.   4.9

Agnico-Eagle Mines Ltd.         4.9

Newmont Mining Corp.            4.9

Newcrest Mining Ltd.            4.5

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Gold Ores (Canada) 44.2%
Gold Ores (United States
of America) 8.9%
Gold Ores (Australia) 8.7%
Gold & Silver Ores
(South Africa) 8.5%
Gold & Silver Ores
(Australia) 6.7%
All Others 23.0%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 23.0
Row: 1, Col: 2, Value: 6.7
Row: 1, Col: 3, Value: 8.5
Row: 1, Col: 4, Value: 8.699999999999999
Row: 1, Col: 5, Value: 8.9
Row: 1, Col: 6, Value: 44.2

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

GOLD PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of George Domolky)

George Domolky,
Portfolio Manager
of Fidelity Select
Gold Portfolio

Q. HOW DID THE FUND PERFORM, GEORGE?

A. The fund's performance was disappointing relative to its benchmarks, although it posted a small gain in spite of further weakness in the price of gold. For the six months that ended August 31, 1999, the fund returned 0.78%, trailing the 7.32% gain in the Standard & Poor's 500 Index and the 43.20% gain in the Goldman Sachs Natural Resources Index, an index of 96 stocks designed to measure the performance of companies in the natural resources sector. For the 12 months that ended August 31, 1999, the fund returned 45.98%, beating the 39.82% gain in the S&P 500 but coming up slightly short of the 49.26% gain in the Goldman Sachs index.

Q. WHY DID THE FUND UNDERPERFORM THE INDEXES BY SO MUCH DURING THE SIX-MONTH PERIOD?

A. Selling pressure once again engulfed the gold market, this time in response to the Bank of England's announcement in May of its intention to sell off about 400 tons of gold over the next 18 months. That announcement drove down the price of the yellow metal to around the level of $250 per ounce in late August. While the Goldman Sachs index contains precious metals stocks, it also contains the stocks of companies that produce base metals such as copper, aluminum, zinc and nickel. The prices of base metals advanced sharply during the period as did energy prices, enabling the Goldman Sachs index to outpace the fund's performance by a wide margin. The S&P 500 also performed well because the environment for stocks in most sectors continued to be favorable, with moderate growth in the U.S. economy and negligible inflation.

Q. HOW DID DEMAND FOR GOLD FROM ASIA AFFECT THE MARKET?

A. The formerly depressed economies of Asia appeared to be recovering much faster than most investors expected. Since the Asian jewelry market uses a significant percentage of annual worldwide gold production, this development undoubtedly prevented gold's price from sliding even further than it did.

Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE?

A. Anglogold Ltd., the largest gold mining company in South Africa, made a positive contribution to performance. The stock price was supported by investors' confidence in the company's management and its strategic approach to cost-cutting. Although foreign investments are typically riskier than U.S.-based ones, I've tried to offset some of that risk by seeking out companies with the best management, healthiest cash flows and strongest balance sheets, as well as the capability to add meaningfully to production. Anglogold is a good example of that strategy. Newmont Mining also bucked the downtrend, as investor interest in the stock remained high because of the company's large reserve position. Finally, the price of Getchell Gold benefited from the company's acquisition by Placer Dome.

Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?

A. Euro-Nevada Mining Corp., which derives the bulk of its revenue from gold royalties, was a disappointment. In the recent difficult environment, investors became skeptical of the company's future earnings stream. Normandy Mining, an Australian holding, was another negative contributor to performance. Its decision to acquire TVX Gold was not well received by investors. Also disappointing was Placer Dome, which ran into trouble when investors judged that the company paid too much for some recent acquisitions.

Q. WHAT'S YOUR OUTLOOK, GEORGE?

A. At the end of the period, the price of gold was close to a 20-year low. With prices so low, many mines must cut back their budgets for exploring and developing new properties. Over the long term, this should have the effect of curtailing supply and supporting gold prices. Other factors that could help gold would be a resurgence of inflation in the Western world, a decline in the value of the U.S. dollar and a reduction in central bank sales of gold. Regardless of what gold does, however, my goal is to keep the fund invested in the stocks of the highest-quality companies.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 041

TRADING SYMBOL: FSAGX

SIZE: as of August 31, 1999, more than
$177 million

MANAGER: George Domolky, since 1997;
manager, Fidelity Select Precious Metals and
Minerals Portfolio, since 1997; Fidelity
Canada Fund, 1987-1996; Fidelity Select
Food and Agriculture Portfolio, 1985-1987;
joined Fidelity in 1981

GOLD PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 98.1%

                                 SHARES                     VALUE (NOTE 1)

AUSTRALIA - 17.5%

METALS & MINING - 2.1%

METAL MINING SERVICES - 2.1%

Acacia Resources Ltd.             3,060,755                 $ 3,642,100

PRECIOUS METALS - 15.4%

GOLD & SILVER ORES - 6.7%

Normandy Mining Ltd.              14,355,416                 10,285,943

Sons of Gwalia NL                 635,235                    1,584,927

                                                             11,870,870

GOLD ORES - 8.7%

Delta Gold NL                     5,320,509                  7,515,581

Newcrest Mining Ltd. (a)          3,335,062                  7,894,342

                                                             15,409,923

TOTAL PRECIOUS METALS                                        27,280,793

TOTAL AUSTRALIA                                              30,922,893

CANADA - 49.8%

METALS & MINING - 2.1%

METAL MINING SERVICES - 0.1%

Minefinders Corp. Ltd. (a)        297,600                    129,608

Minefinders Corp. Ltd. (a)(d)     200,000                    87,102

                                                             216,710

MISCELLANEOUS NONMETALLIC
MINERALS - 2.0%

Camphor Ventures, Inc. (a)        14,100                     6,235

DIA Metropolitan Minerals Ltd.:

Class A (sub-vtg.) (a)            50,650                     755,084

Class B (multi-vtg.) (a)          177,900                    2,801,106

                                                             3,562,425

TOTAL METALS & MINING                                        3,779,135

OIL & GAS - 0.4%

OIL & GAS FIELD EXPLORATION
SERVICES - 0.4%

Southwestern Gold Corp. (a)       227,500                    670,687

PRECIOUS METALS - 47.3%

GOLD & SILVER ORES - 3.1%

Goldcorp, Inc. Class A (a)        1,056,200                  5,236,771

Richmont Mines, Inc. (a)          198,600                    294,074

                                                             5,530,845

GOLD ORES - 44.2%

Agnico-Eagle Mines Ltd.           1,427,500                  8,608,040

Barrick Gold Corp.                485,500                    9,368,442

Euro-Nevada Mining Corp. Ltd.     721,400                    8,676,134

Francisco Gold Corp. (a)          191,200                    980,020

Francisco Gold Corp. (d)          144,500                    740,653

Franco Nevada Mining Corp.        369,600                    5,819,497
Ltd.

Franco Nevada Mining Corp.        106,900                    1,683,183
Ltd. (d)



                                 SHARES                     VALUE (NOTE 1)

Franco Nevada Mining Corp.        33,334                    $ 167,508
Ltd.  Class B warrants
9/15/98 (a)(d)

Geomaque Explorations Ltd. (a)    678,100                    227,169

Glamis Gold Ltd. (a)              897,600                    1,683,940

High River Gold Mines Ltd. (a)    60,000                     17,688

IAMGOLD, International            195,200                    438,137
African Mining Gold Corp. (a)

IAMGOLD, International            60,000                     134,673
African Mining Gold Corp. (d)

Meridian Gold, Inc. (a)           3,569,700                  18,775,304

Metallica Resources, Inc.         1,042,100                  363,077
(a)(c)

Metallica Resources, Inc.         100,000                    34,841
(a)(c)(d)

Mountain Province Mining,         427,400                    773,186
Inc. (a)

Placer Dome, Inc.                 1,584,787                  16,458,424

Repadre Capital Corp. (a)         301,200                    435,908

Repadre Capital Corp. (a)(d)      155,000                    224,322

Teck Corp. Class B (sub-vtg.)     300,300                    2,605,618

Vengold, Inc. (a)                 315,000                    15,829

                                                             78,231,593

TOTAL PRECIOUS METALS                                        83,762,438

TOTAL CANADA                                                 88,212,260

GHANA - 1.3%

PRECIOUS METALS - 1.3%

GOLD ORES - 1.3%

Ashanti Goldfields Co. Ltd.       319,902                    2,319,290
GDR

GRAND CAYMAN ISLANDS - 0.1%

PRECIOUS METALS - 0.1%

SILVER ORES - 0.1%

Apex Silver Mines Ltd. (a)        14,800                     190,550

PERU - 5.0%

PRECIOUS METALS - 5.0%

SILVER ORES - 5.0%

Compania de Minas
Buenaventura SA:

Class B                           939,419                    7,184,690

Series A sponsored ADR            224,445                    1,722,523

                                                             8,907,213

SOUTH AFRICA - 8.9%

METALS & MINING - 0.4%

NON-METALLIC MINERALS, EXCEPT
FUELS - 0.4%

De Beers Consolidated Mines       25,000                     679,688
Ltd. ADR

PRECIOUS METALS - 8.5%

GOLD & SILVER ORES - 8.5%

Anglogold Ltd.                    236,500                    11,851,228

Gold Fields Ltd.                  919,135                    3,171,254

                                                             15,022,482

TOTAL SOUTH AFRICA                                           15,702,170

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1)

UNITED KINGDOM - 0.3%

METALS & MINING - 0.3%

MISCELLANEOUS METAL ORES, NEC
- 0.3%

Anglo American PLC (a)            10,000                    $ 550,070

UNITED STATES OF AMERICA -
15.2%

METALS & MINING - 5.9%

COPPER ORES - 5.9%

Freeport-McMoRan Copper &         655,000                    10,520,938
Gold, Inc. Class B

PRECIOUS METALS - 8.9%

GOLD ORES - 8.9%

Homestake Mining Co.              340,006                    2,890,051

Newmont Mining Corp.              420,565                    8,595,297

Stillwater Mining Co. (a)         136,000                    3,000,500

Stillwater Mining Co. (d)         59,400                     1,310,513

                                                             15,796,361

SERVICES - 0.4%

JEWELRY, PRECIOUS METAL - 0.4%

Lazare Kaplan International,      85,300                     703,725
Inc. (a)

TOTAL UNITED STATES OF AMERICA                               27,021,024

TOTAL COMMON STOCKS                                          173,825,470
(Cost $209,331,292)

CASH EQUIVALENTS - 0.4%



Taxable Central Cash Fund,        715,535                    715,535
5.20% (b) (Cost $715,535)

TOTAL INVESTMENT PORTFOLIO -                                 174,541,005
98.5%

NET OTHER ASSETS - 1.5%                                      2,685,944

NET ASSETS - 100%                                          $ 177,226,949

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,382,795 or 2.5% of net assets.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $55,375,308 and $55,366,426, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $9,904 for the period.

Transactions during the period with companies which are or were affiliates are as follows:

AFFILIATE                   PURCHASE COST  SALES COST  DIVIDEND INCOME  VALUE

Metallica Resources, Inc.   $ -            $ -         $ -              $ 397,918


INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $211,446,902. Net unrealized depreciation aggregated $36,905,897, of which $14,504,368 related to appreciated investment securities and $51,410,265 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $52,460,000 of which $35,849,000 and $16,611,000 will expire on February 28, 2006 and 2007, respectively.

The fund intends to elect to defer to its fiscal year ending February 29, 2000 approximately $24,084,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

GOLD PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                           AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at             $ 174,541,005
value  (cost $210,046,827) -
 See accompanying schedule

Receivable for investments                917,463
sold

Receivable for fund shares                2,123,552
sold

Dividends receivable                      726,592

Interest receivable                       13,561

Redemption fees receivable                1,403

Other receivables                         6,280

 TOTAL ASSETS                             178,329,856

LIABILITIES

Payable to custodian bank      $ 7,124

Payable for investments         276,737
purchased

Payable for fund shares         588,581
redeemed

Accrued management fee          86,690

Other payables and  accrued     143,775
expenses

 TOTAL LIABILITIES                        1,102,907

NET ASSETS                               $ 177,226,949

Net Assets consist of:

Paid in capital                          $ 295,022,663

Undistributed net investment              909,084
income

Accumulated undistributed net             (83,209,442)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               (35,495,356)
(depreciation) on
investments  and assets and
liabilities in foreign
currencies

NET ASSETS, for 13,752,983               $ 177,226,949
shares outstanding

NET ASSET VALUE and                       $12.89
redemption price per share
($177,226,949 (divided by)
13,752,983 shares)

Maximum offering price per                $13.29
share (100/97.00 of $12.89)

STATEMENT OF OPERATIONS
                               SIX MONTHS ENDED AUGUST 31,
                                          1999 (UNAUDITED)

INVESTMENT INCOME                              $ 1,289,681
Dividends

 Special dividend from   Gold                   875,395
Fields Ltd.

Interest                                        67,090

Security lending                                3,630

 TOTAL INCOME                                   2,235,796

EXPENSES

Management fee                   $ 521,931

Transfer agent fees               699,555

Accounting and security           67,761
lending fees

Custodian fees and expenses       57,126

Registration fees                 26,761

Audit                             8,228

Legal                             118

 Total expenses before            1,381,480
reductions

 Expense reductions               (90,359)      1,291,121

NET INVESTMENT INCOME                           944,675

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (5,010,862)

 Foreign currency transactions    (22,162)      (5,033,024)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            5,156,706

 Assets and liabilities in        13,431        5,170,137
foreign currencies

NET GAIN (LOSS)                                 137,113

NET INCREASE (DECREASE) IN                     $ 1,081,788
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 233,953
charges paid to FDC

 Sales charges - Retained by                   $ 232,460
FDC

 Deferred sales charges                        $ 10,047
withheld   by FDC

 Exchange fees withheld by FSC                 $ 10,988

 Expense reductions  Directed                  $ 90,359
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET      SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                          1999 (UNAUDITED)

Operations Net investment       $ 944,675                    $ (1,223,735)
income (loss)

 Net realized gain (loss)        (5,033,024)                  (32,008,820)

 Change in net unrealized        5,170,137                    (3,278,038)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN      1,081,788                    (36,510,593)
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions Net           125,653,500                  403,467,113
proceeds from sales of shares

 Cost of shares redeemed         (129,643,951)                (408,945,830)

 NET INCREASE (DECREASE) IN      (3,990,451)                  (5,478,717)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                 516,285                      1,940,375

  TOTAL INCREASE (DECREASE)      (2,392,378)                  (40,048,935)
IN NET ASSETS

NET ASSETS

 Beginning of period             179,619,327                  219,668,262

 End of period (including       $ 177,226,949                $ 179,619,327
undistributed net investment
income (loss) of $909,084
and $(35,591), respectively)

OTHER INFORMATION
Shares

 Sold                            9,409,953                    29,231,688

 Redeemed                        (9,701,961)                  (29,663,500)

 Net increase (decrease)         (292,008)                    (431,812)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 F

Net asset value, beginning of    $ 12.79                      $ 15.17                   $ 28.21    $ 27.11    $ 18.44
period

Income from Investment
Operations

Net investment income (loss) D    .07 H                        (.08)                     (.13)      (.16)      (.06)

Net realized and unrealized       (.01) G                      (2.43)                    (11.78)    1.60       8.62
gain (loss)

Total from investment             .06                          (2.51)                    (11.91)    1.44       8.56
operations

Less Distributions

From net realized gain            -                            -                         (1.29)     (.50)      -

Redemption fees added to paid     .04                          .13                       .16        .16        .11
in capital

Net asset value, end of period   $ 12.89                      $ 12.79                   $ 15.17    $ 28.21    $ 27.11

TOTAL RETURN B, C                 0.78%                        (15.69)%                  (43.15)%   6.10%      47.02%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 177,227                    $ 179,619                 $ 219,668  $ 428,103  $ 451,493
(000 omitted)

Ratio of expenses to average      1.52% A                      1.57%                     1.55%      1.44%      1.39%
net assets

Ratio of expenses to average      1.42% A, E                   1.54% E                   1.48% E    1.42% E    1.39%
net assets after  expense
reductions

Ratio of net investment           1.04% A                      (.59)%                    (.67)%     (.59)%     (.27)%
income (loss) to average net
assets

Portfolio turnover rate           62% A                        59%                       89%        63%        56%





FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 22.66
period

Income from Investment
Operations

Net investment income (loss) D    (.05)

Net realized and unrealized       (4.25)
gain (loss)

Total from investment             (4.30)
operations

Less Distributions

From net realized gain            -

Redemption fees added to paid     .08
in capital

Net asset value, end of period   $ 18.44

TOTAL RETURN B, C                 (18.62)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 278,197
(000 omitted)

Ratio of expenses to average      1.41%
net assets

Ratio of expenses to average      1.41%
net assets after  expense
reductions

Ratio of net investment           (.22)%
income (loss) to average net
assets

Portfolio turnover rate           34%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29
G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET GAIN ON
INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES  IN RELATION TO
FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND. H NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL
DIVIDEND FROM GOLD FIELDS LTD. WHICH AMOUNTED TO $.06 PER SHARE.

NATURAL RESOURCES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past one year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999     PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

SELECT NATURAL RESOURCES          52.98%         58.61%       23.82%

SELECT NATURAL RESOURCES          48.32%         53.78%       20.03%
(LOAD ADJ.)

S&P 500                           7.32%          39.82%       72.48%

GS Natural Resources              43.20%         49.26%       32.80%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on March 3, 1997. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resource sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999       PAST 1 YEAR  LIFE OF FUND

SELECT NATURAL RESOURCES            58.61%       8.94%

SELECT NATURAL RESOURCES            53.78%       7.59%
(LOAD ADJ.)

S&P 500                             39.82%       24.41%

GS Natural Resources                49.26%       12.04%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Natural Resources           S&P 500
             00514                       SP001
  1997/03/03       9700.00                    10000.00
  1997/03/31       9438.10                     9533.50
  1997/04/30       9428.40                    10102.65
  1997/05/31      10262.60                    10717.70
  1997/06/30      10320.80                    11197.85
  1997/07/31      10931.90                    12088.86
  1997/08/31      10980.40                    11411.64
  1997/09/30      11785.50                    12036.66
  1997/10/31      11145.30                    11634.64
  1997/11/30      10233.50                    12173.20
  1997/12/31      10328.82                    12382.22
  1998/01/31      10010.40                    12519.16
  1998/02/28      10408.43                    13422.05
  1998/03/31      10826.36                    14109.39
  1998/04/30      11224.38                    14251.33
  1998/05/31      10627.34                    14006.35
  1998/06/30      10179.56                    14575.29
  1998/07/31       9363.60                    14420.06
  1998/08/31       7572.48                    12335.21
  1998/09/30       9025.28                    13125.40
  1998/10/31       9065.08                    14193.02
  1998/11/30       8726.76                    15053.26
  1998/12/31       8617.30                    15920.63
  1999/01/31       8030.21                    16586.43
  1999/02/28       7851.10                    16070.92
  1999/03/31       9522.82                    16713.92
  1999/04/30      11154.73                    17361.25
  1999/05/31      10796.50                    16951.35
  1999/06/30      11423.40                    17892.15
  1999/07/31      11602.51                    17333.56
  1999/08/31      12003.00                  17247.76
IMATRL PRASUN   SHR__CHT 19990831 19990909 154654 R00000000000033

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Resources Portfolio on March 3, 1997 when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have been $12,003 - a 20.03% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,248 - a 72.48% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Mobil Corp.                   7.8

USX-Marathon Group            5.6

Schlumberger Ltd.             4.7

Halliburton Co.               3.9

Alcoa, Inc.                   3.8

Texaco, Inc.                  3.2

Chevron Corp.                 3.2

Amerada Hess Corp.            3.0

Exxon Corp.                   2.9

BJ Services Co.               2.2

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Oil & Gas 55.6%
Energy Services 23.4%
Metals & Mining 7.8%
Gas 2.9%
Precious Metals 2.3%
All Others 8.0%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 8.0
Row: 1, Col: 2, Value: 2.3
Row: 1, Col: 3, Value: 2.9
Row: 1, Col: 4, Value: 7.8
Row: 1, Col: 5, Value: 23.4
Row: 1, Col: 6, Value: 55.6

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

NATURAL RESOURCES PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Larry Rakers) (photograph of Scott Offen)

NOTE TO SHAREHOLDERS: On September 1, 1999, after the end of the period covered by this report, Scott Offen (right) became Portfolio Manager of Fidelity Select Natural Resources Portfolio. The following is an interview with Larry Rakers, who managed the fund during the period covered by this report, with comments from Scott Offen on his outlook.

Q. HOW DID THE FUND PERFORM, LARRY?

L.R. For the six- and 12-month periods that ended August 31, 1999, the fund returned 52.98% and 58.61%, respectively. During the same periods, the fund outpaced the Goldman Sachs Natural Resources Index - an index of 96 stocks designed to measure the performance of companies in the natural resources sector - which returned 43.20% and 49.26%, respectively. The Standard & Poor's 500 Index returned 7.32% and 39.82% during the same six- and 12-month periods.

Q. WHAT FACTORS HELPED THE FUND OUTPERFORM THE GOLDMAN SACHS INDEX?

L.R. My early prediction that oil prices and commodity prices were poised to rebound turned out to be beneficial to the fund's relative performance. The fund's more aggressive strategy worked well over the past six months as oil prices rebounded. Specifically, I allocated a larger percentage of assets to smaller integrated oil companies, energy service companies and drillers, which are more sensitive to oil prices. In an environment of increasing oil prices, these companies performed better than the large integrated oil companies during the period.

Q. WHAT SPARKED THE DRAMATIC RALLY IN NATURAL RESOURCES STOCKS IN
1999?

L.R. First we saw the price of oil rebound dramatically. Much of this increase was due to a favorable supply and demand equation. On the supply side, OPEC announced a significant production cutback in March. In addition, the remainder of the oil industry significantly cut back on exploration and production efforts as the price of oil continued to slide. On the demand side, we experienced a rebound in Asia and stable global demand. This created a squeeze on supply, resulting in a recovery in most commodity prices, especially oil.

Q. DID YOU MAKE ANY CHANGES TO THE FUND'S STRATEGY TO TAKE ADVANTAGE OF THE RECOVERY IN OIL PRICES?

L.R. I did make some minor adjustments to the portfolio. I did not, however, make any significant changes to the fund's strategy because I believed many of the stocks in the sector did not fully price in the increase in oil prices. As a result, even if energy prices remained stable, these stocks could have room to grow. While the fund's allocation of energy services and integrated oil companies remained steady, I started to look more closely at oil refiners and natural gas companies, which appeared to be undervalued given their favorable supply and demand outlook.

Q. WHICH STOCKS PERFORMED WELL FOR THE FUND?

L.R. USX-Marathon Group and Halliburton, two of the fund's top-10 holdings, were big contributors to fund performance. USX-Marathon, a leading integrated oil company, and Halliburton, a leading oil services company, benefited from the recovery in oil prices and the group's sensitivity to the price swings of oil. In the metals and mining group, Alcoa was a key contributor. Shares of Alcoa rallied dramatically as global demand for commodities improved, and aluminum was one of the hottest commodities.

Q. WHICH STOCKS HURT FUND PERFORMANCE?

L.R. Greenstone Resources was a disappointment for the fund. This gold mining company ran into some operational problems and a deteriorating business outlook. While the fund was underweighted in gold mining companies, Placer Dome and Homestake Mining also detracted from total return as weakness in gold prices hurt stock performance.

Q. SCOTT, WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

S.O. While it is difficult to predict the strength of the global economy, my feeling is that worldwide economic activity will remain steady. There are a number of overseas economies recovering from recessions, Asia seems to be turning the corner to recovery and Europe looks stable. While U.S. economic growth is in question due to potentially higher domestic interest rates, I don't think it will lead to a global slowdown. Since commodity prices are heavily dependent upon global demand, I'm fairly optimistic about the outlook for natural resources stocks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: March 3, 1997

FUND NUMBER: 514

TRADING SYMBOL: FNATF

SIZE: as of August 31, 1999, more than $22 million

MANAGER: Scott Offen, since September 1999;
manager, Fidelity Select Food and Agriculture
Portfolio, since 1996; manager, several
Fidelity Select portfolios, 1988-1996;
joined Fidelity in 1985

NATURAL RESOURCES PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 92.4%

                                 SHARES                  VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
0.2%

Barrett Resources Corp. (a)       1,400                  $ 50,488

ELECTRIC UTILITY - 0.2%

Calpine Corp. (a)                 400                     36,250

Illinova Corp.                    400                     12,750

                                                          49,000

ENERGY SERVICES - 23.4%

Baker Hughes, Inc.                11,490                  390,660

BJ Services Co. (a)               14,100                  482,925

Bonus Resource Services Corp.     8,400                   18,573
(a)

ENSCO International, Inc.         18,800                  400,675

Global Marine, Inc. (a)           9,200                   163,300

Halliburton Co.                   18,800                  871,850

Helmerich & Payne, Inc.           6,300                   173,644

Marine Drilling Companies,        10,000                  158,750
Inc. (a)

McDermott International, Inc.     1,800                   40,613

Nabors Industries, Inc. (a)       8,800                   237,600

Noble Drilling Corp. (a)          16,500                  406,313

Oceaneering International,        600                     12,038
Inc. (a)

Precision Drilling Corp.          2,500                   56,784
Class A (a)

Rowan Companies, Inc. (a)         2,000                   37,250

Santa Fe International Corp.      4,200                   110,775

Schlumberger Ltd.                 15,726                  1,049,711

Smith International, Inc. (a)     5,300                   247,444

Tidewater, Inc.                   2,400                   78,000

Tuboscope, Inc. (a)               10,300                  149,994

Unit Corp. (a)                    4,100                   31,519

UTI Energy Corp. (a)              4,100                   82,000

                                                          5,200,418

GAS - 2.9%

Dynegy, Inc.                      7,200                   169,200

K N Energy, Inc.                  10,600                  215,975

Ocean Energy, Inc. (a)            25,700                  260,213

                                                          645,388

LEASING & RENTAL - 0.1%

Superior Energy Services,         1,800                   11,250
Inc. (a)

METALS & MINING - 7.8%

Alcan Aluminium Ltd.              900                     29,608

Alcoa, Inc.                       13,100                  845,769

ASARCO, Inc.                      600                     12,525

Breakwater Resources Ltd. (a)     36,900                  92,714

Camphor Ventures, Inc. (a)        16,400                  7,252

Cominco Ltd.                      3,600                   62,111

Cyprus Amax Minerals Co.          6,800                   115,175

Freeport-McMoRan Copper &         6,200                   89,125
Gold, Inc.

Freeport-McMoRan Copper &         3,500                   56,219
Gold, Inc. Class B

Inco Ltd.                         7,900                   162,234

Phelps Dodge Corp.                700                     39,156



                                 SHARES                  VALUE (NOTE 1)

Reynolds Metals Co.               3,300                  $ 208,931

Rio Algom Ltd.                    1,500                   22,864

                                                          1,743,683

OIL & GAS - 55.5%

Alberta Energy Co. Ltd.           4,900                   151,022

Amerada Hess Corp.                10,800                  670,275

Anadarko Petroleum Corp.          6,600                   224,400

Apache Corp.                      6,800                   309,400

Atlantic Richfield Co.            3,100                   272,606

Basin Exploration, Inc. (a)       3,200                   72,800

Bellator Exploration, Inc. (a)    9,800                   10,834

Benton Oil & Gas Co. (a)          8,600                   22,038

British-Borneo Oil & Gas PLC      23,300                  81,934

Cabot Oil & Gas Corp. Class A     2,200                   41,938

Canada Occidental Petroleum       6,400                   117,923
Ltd.

Canadian Hunter Exploration       4,100                   66,616
Ltd.

Canadian Natural Resources        5,600                   138,827
Ltd. (a)

Chevron Corp.                     7,800                   719,550

Comstock Resources, Inc. (a)      3,000                   13,875

Conoco, Inc. Class B              6,351                   170,683

Cooper Cameron Corp. (a)          1,100                   45,788

Crestar Energy, Inc. (a)          7,600                   107,953

EEX Corp. (a)                     4,300                   20,425

Elf Aquitaine SA sponsored ADR    800                     70,450

Encal Energy Ltd. (a)             3,500                   18,760

Enron Oil & Gas Co.               5,800                   138,475

Ensign Resource Service           1,200                   26,533
Group, Inc.

Exxon Corp.                       8,100                   638,888

Forest Oil Corp. (a)              2,400                   35,850

Frontier Oil Corp. (a)            50,700                  405,600

Gulf Canada Resources Ltd. (a)    5,600                   22,888

Imperial Oil Ltd.                 3,800                   79,946

Kerr-McGee Corp.                  7,055                   395,080

Louis Dreyfus Natural Gas         5,700                   124,688
Corp. (a)

Magnum Hunter Resources, Inc.     11,900                  45,369

Magnum Hunter Resources, Inc.     3,966                   1,735
 warrants 7/1/02 (a)

Mobil Corp.                       17,000                  1,740,369

Murphy Oil Corp.                  1,100                   55,825

Noble Affiliates, Inc.            900                     27,900

Novus Petroleum Ltd. (a)          19,000                  19,205

Nuevo Energy Co. (a)              9,200                   161,000

Occidental Petroleum Corp.        1,000                   21,688

Penn West Petroleum Ltd. (a)      1,800                   38,291

Pennaco Energy, Inc. (a)          1,500                   17,438

Petro-Canada                      14,700                  221,116

Petrobras PN (Pfd. Reg.)          1                       0

Pioneer Natural Resources Co.     14,200                  161,525

Plains Resources, Inc. (a)        12,100                  231,413

Pogo Producing Co.                1,600                   33,400

Premier Oil PLC (a)               117,300                 42,849

Prima Energy Corp. (a)            1,200                   26,025

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

OIL & GAS - CONTINUED

Range Resources Corp.             5,800                  $ 31,900

Ranger Oil Ltd. (a)               4,400                   20,047

Remington Oil & Gas Corp.         4,900                   25,419

Rio Alto Exploration Ltd. (a)     6,600                   107,899

Santa Fe Snyder Corp. (a)         29,985                  292,354

Shell Transport & Trading Co.     8,000                   64,250
PLC (Reg.)

St. Mary Land & Exploration       1,500                   39,750
Co.

Suncor Energy, Inc.               5,800                   239,189

Sunoco, Inc.                      7,900                   257,244

Swift Energy Co. (a)              6,000                   75,750

Talisman Energy, Inc. (a)         5,100                   149,668

Texaco, Inc.                      11,400                  723,900

Titan Exploration, Inc. (a)       5,800                   31,900

Tosco Corp.                       7,600                   193,800

Ulster Petroleums Ltd. (a)        5,600                   61,910

Ultramar Diamond Shamrock         3,400                   88,825
Corp.

Union Pacific Resources           8,600                   154,263
Group, Inc.

Upton Resources, Inc. (a)         7,600                   13,749

USX-Marathon Group                40,000                  1,245,000

Valero Energy Corp.               3,800                   80,750

Vintage Petroleum, Inc.           14,900                  213,256

Weatherford International,        4,495                   160,134
Inc. (a)

Wiser Oil Co.                     4,400                   12,925

                                                          12,345,075

PRECIOUS METALS - 2.3%

Agnico-Eagle Mines Ltd.           1,900                   11,457

Meridian Gold, Inc. (a)           10,600                  55,752

Mountain Province Mining,         9,100                   16,462
Inc. (a)

Newmont Mining Corp.              2,100                   42,919

Pan American Silver Corp. (a)     2,400                   12,704

Placer Dome, Inc.                 18,400                  191,089

Repadre Capital Corp. (a)         1,500                   2,171

Stillwater Mining Co. (a)         8,150                   179,809

William Resources, Inc.           15,750                  0
warrants 2/15/03 (a)(c)

                                                          512,363

TOTAL COMMON STOCKS                                       20,557,665
(Cost $17,567,167)

CONVERTIBLE PREFERRED STOCKS
- 0.1%



OIL & GAS - 0.1%

Chesapeake Energy Corp. $3.50     1,000                   28,750
(Cost $9,692)

CASH EQUIVALENTS - 3.4%

                                 SHARES                  VALUE (NOTE 1)

Taxable Central Cash Fund,        753,725                $ 753,725
5.20% (b) (Cost $753,725)

TOTAL INVESTMENT PORTFOLIO -                              21,340,140
95.9%
(Cost $18,330,584)

NET OTHER ASSETS - 4.1%                                   921,802

NET ASSETS - 100%                                       $ 22,261,942

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $0 or 0.0% of net assets.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $21,696,176 and $10,196,082, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,638 for the period.

Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America     83.4%

Canada                       10.6

Netherlands Antilles          4.7

Others (individually less     1.3
than 1%)

                            100.0%

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $18,564,138. Net unrealized appreciation aggregated $2,776,002, of which $3,174,270 related to appreciated investment securities and $398,268 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $563,000 all of which will expire on February 28, 2007.

The fund has elected to defer to its fiscal year ending February 29, 2000 approximately $345,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

NATURAL RESOURCES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                           AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at              $ 21,340,140
value  (cost $18,330,584) -
See accompanying schedule

Receivable for investments                 1,059,466
sold

Receivable for fund shares                 129,694
sold

Dividends receivable                       41,665

Interest receivable                        6,180

Redemption fees receivable                 553

Other receivables                          37

 TOTAL ASSETS                              22,577,735

LIABILITIES

Payable for investments        $ 152,511
purchased

Payable for fund shares         125,349
redeemed

Accrued management fee          9,444

Other payables and  accrued     28,489
expenses

 TOTAL LIABILITIES                         315,793

NET ASSETS                                $ 22,261,942

Net Assets consist of:

Paid in capital                           $ 20,038,853

Accumulated net investment                 (17,837)
loss

Accumulated undistributed net              (768,723)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                3,009,649
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 1,844,064                 $ 22,261,942
shares outstanding

NET ASSET VALUE and                        $12.07
redemption price per share
($22,261,942 (divided by)
1,844,064 shares)

Maximum offering price per                 $12.44
share (100/97.00 of $12.07)

STATEMENT OF OPERATIONS
                           SIX MONTHS ENDED AUGUST 31,
                                      1999 (UNAUDITED)

INVESTMENT INCOME                            $ 109,339
Dividends

Interest                                      25,978

Security lending                              37

 TOTAL INCOME                                 135,354

EXPENSES

Management fee                   $ 44,272

Transfer agent fees               45,676

Accounting and security           30,141
lending fees

Non-interested trustees'          18
compensation

Custodian fees and expenses       17,990

Registration fees                 14,080

Audit                             3,382

Miscellaneous                     264

 Total expenses before            155,823
reductions

 Expense reductions               (2,632)     153,191

NET INVESTMENT INCOME (LOSS)                  (17,837)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            467,027

 Foreign currency transactions    (3,087)     463,940

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            3,754,215

 Assets and liabilities in        93          3,754,308
foreign currencies

NET GAIN (LOSS)                               4,218,248

NET INCREASE (DECREASE) IN                   $ 4,200,411
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 46,993
charges paid to FDC

 Sales charges - Retained by                 $ 46,993
FDC

 Exchange fees withheld by FSC               $ 855

 Expense reductions  Directed                $ 2,632
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET      SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                          1999 (UNAUDITED)

Operations Net investment       $ (17,837)                   $ (35,238)
income (loss)

 Net realized gain (loss)        463,940                      (1,206,189)

 Change in net unrealized        3,754,308                    (510,320)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN      4,200,411                    (1,751,747)
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions Net           24,404,288                   6,170,322
proceeds from sales of shares

 Cost of shares redeemed         (11,507,335)                 (6,819,368)

 NET INCREASE (DECREASE) IN      12,896,953                   (649,046)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                 30,432                       15,080

  TOTAL INCREASE (DECREASE)      17,127,796                   (2,385,713)
IN NET ASSETS

NET ASSETS

 Beginning of period             5,134,146                    7,519,859

 End of period (including       $ 22,261,942                 $ 5,134,146
accumulated net investment
loss of $17,837 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                            2,241,433                    655,279

 Redeemed                        (1,048,108)                  (723,578)

 Net increase (decrease)         1,193,325                    (68,299)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998 E

Net asset value, beginning of    $ 7.89                       $ 10.46                   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.01)                        (.05)                     (.09)

Net realized and unrealized       4.17                         (2.54)                    .76
gain (loss)

Total from investment             4.16                         (2.59)                    .67
operations

Less Distributions

From net realized gain            -                            -                         (.26)

Redemption fees added to paid     .02                          .02                       .05
in capital

Net asset value, end of period   $ 12.07                      $ 7.89                    $ 10.46

TOTAL RETURN B, C                 52.98%                       (24.57)%                  7.30%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 22,262                     $ 5,134                   $ 7,520
(000 omitted)

Ratio of expenses to average      2.03% A                      2.50% F                   2.50% A, F
net assets

Ratio of expenses to average      2.00% A, G                   2.47% G                   2.48% A, G
net assets after expense
reductions

Ratio of net investment           (.23)% A                     (.54)%                    (.86)% A
income (loss) to average net
assets

Portfolio turnover rate           143% A                       155%                      165% A


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY
28, 1998. F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS
REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER. G FMR OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

PRECIOUS METALS AND MINERALS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT PRECIOUS METALS  AND     1.09%          47.22%       -49.48%       -17.44%
MINERALS

SELECT PRECIOUS METALS  AND     -2.01%         42.73%       -51.07%       -19.99%
MINERALS (LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Natural Resources            43.20%         49.26%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resources sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT PRECIOUS METALS  AND     47.22%       -12.76%       -1.90%
MINERALS

SELECT PRECIOUS METALS  AND     42.73%       -13.32%       -2.21%
MINERALS (LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Natural Resources            49.26%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             PRECIOUS METALS&MINERALS    S&P 500
             00061                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30      10041.33                     9959.00
  1989/10/31      10033.39                     9727.95
  1989/11/30      11311.37                     9926.40
  1989/12/31      11602.83                    10164.64
  1990/01/31      12526.88                     9482.59
  1990/02/28      11450.16                     9604.91
  1990/03/31      10951.98                     9859.44
  1990/04/30       9827.05                     9612.96
  1990/05/31      10389.52                    10550.22
  1990/06/30       9634.21                    10478.48
  1990/07/31      10220.78                    10444.95
  1990/08/31      10325.24                     9500.72
  1990/09/30      10092.22                     9038.04
  1990/10/31       8959.25                     8999.18
  1990/11/30       8798.55                     9580.52
  1990/12/31       9157.71                     9847.82
  1991/01/31       8163.72                    10277.18
  1991/02/28       8896.99                    11012.00
  1991/03/31       8725.89                    11278.49
  1991/04/30       8701.45                    11305.56
  1991/05/31       9190.30                    11793.96
  1991/06/30       9793.21                    11253.80
  1991/07/31       9793.21                    11778.23
  1991/08/31       8766.63                    12057.37
  1991/09/30       8945.87                    11856.01
  1991/10/31       9548.78                    12014.88
  1991/11/30       9850.24                    11530.68
  1991/12/31       9298.51                    12849.79
  1992/01/31       9495.83                    12610.79
  1992/02/29       9002.54                    12774.73
  1992/03/31       8649.01                    12525.62
  1992/04/30       8139.28                    12893.87
  1992/05/31       8673.68                    12957.05
  1992/06/30       8722.61                    12763.99
  1992/07/31       8837.92                    13286.04
  1992/08/31       8442.57                    13013.68
  1992/09/30       8096.63                    13167.24
  1992/10/31       7577.72                    13213.32
  1992/11/30       7132.94                    13663.90
  1992/12/31       7265.30                    13831.96
  1993/01/31       7441.27                    13948.15
  1993/02/28       8262.49                    14137.85
  1993/03/31       9385.39                    14436.15
  1993/04/30      10902.14                    14086.80
  1993/05/31      12343.46                    14464.33
  1993/06/30      12544.58                    14506.27
  1993/07/31      14178.64                    14448.25
  1993/08/31      12754.07                    14995.84
  1993/09/30      11748.50                    14880.37
  1993/10/31      13416.08                    15188.39
  1993/11/30      13390.94                    15044.10
  1993/12/31      15375.12                    15226.14
  1994/01/31      14739.08                    15743.82
  1994/02/28      14094.57                    15317.17
  1994/03/31      13950.40                    14649.34
  1994/04/30      13950.96                    14836.85
  1994/05/31      13976.42                    15080.17
  1994/06/30      14256.45                    14710.71
  1994/07/31      14799.56                    15193.22
  1994/08/31      15851.82                    15816.14
  1994/09/30      17065.32                    15428.65
  1994/10/31      16403.41                    15775.79
  1994/11/30      14646.81                    15201.24
  1994/12/31      15199.69                    15426.67
  1995/01/31      12551.78                    15826.69
  1995/02/28      13127.79                    16443.45
  1995/03/31      14460.34                    16928.70
  1995/04/30      14580.70                    17427.25
  1995/05/31      14400.16                    18123.82
  1995/06/30      14572.10                    18544.83
  1995/07/31      15173.90                    19159.78
  1995/08/31      15380.23                    19207.87
  1995/09/30      15423.22                    20018.44
  1995/10/31      13497.46                    19946.98
  1995/11/30      14443.15                    20822.65
  1995/12/31      14692.13                    21223.69
  1996/01/31      17772.04                    21946.15
  1996/02/29      18082.62                    22149.59
  1996/03/31      17979.10                    22362.89
  1996/04/30      18386.15                    22692.52
  1996/05/31      19449.89                    23277.76
  1996/06/30      16742.99                    23366.44
  1996/07/31      16535.43                    22334.12
  1996/08/31      17434.85                    22805.14
  1996/09/30      16708.39                    24088.62
  1996/10/31      16570.02                    24752.98
  1996/11/30      15739.79                    26624.06
  1996/12/31      15488.99                    26096.63
  1997/01/31      14823.08                    27727.15
  1997/02/28      16950.55                    27944.53
  1997/03/31      14433.91                    26796.29
  1997/04/30      13473.95                    28396.03
  1997/05/31      13698.81                    30124.78
  1997/06/30      12280.50                    31474.37
  1997/07/31      11796.20                    33978.79
  1997/08/31      11856.73                    32075.30
  1997/09/30      12410.22                    33832.06
  1997/10/31      10326.00                    32702.07
  1997/11/30       7973.67                    34215.85
  1997/12/31       8535.81                    34803.33
  1998/01/31       9400.63                    35188.26
  1998/02/28       8890.39                    37726.04
  1998/03/31       9487.12                    39657.99
  1998/04/30      10403.83                    40056.94
  1998/05/31       8812.55                    39368.37
  1998/06/30       7506.67                    40967.51
  1998/07/31       7325.06                    40531.21
  1998/08/31       5439.74                    34671.20
  1998/09/30       8267.71                    36892.24
  1998/10/31       8267.71                    39893.06
  1998/11/30       8077.45                    42310.97
  1998/12/31       8544.46                    44748.93
  1999/01/31       8285.01                    46620.33
  1999/02/28       7921.79                    45171.37
  1999/03/31       7939.08                    46978.68
  1999/04/30       9072.00                    48798.16
  1999/05/31       7619.10                    47646.04
  1999/06/30       7895.84                    50290.39
  1999/07/31       7670.99                    48720.33
  1999/08/31       8001.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990909 154852 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Precious Metals and Minerals Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have been $8,001 - a 19.99% decrease on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                               % OF FUND'S NET ASSETS

Meridian Gold, Inc.             11.5

Normandy Mining Ltd.            7.3

Placer Dome, Inc.               6.1

Euro-Nevada Mining Corp. Ltd.   5.0

Delta Gold NL                   5.0

Newmont Mining Corp.            4.9

Newcrest Mining Ltd.            4.8

Acacia Resources Ltd.           4.7

De Beers Consolidated Mines     4.6
Ltd. ADR

Freeport-McMoRan Copper &       4.5
Gold, Inc. Class B

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Gold Ores (Canada) 34.0%
Gold Ores (Australia) 9.9%
Gold & Silver Ores
(South Africa) 9.8%
Gold & Silver Ores
(Australia) 8.6%
Gold Ores (United States
of America) 6.7%
All Others 31.0%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 31.0
Row: 1, Col: 2, Value: 6.7
Row: 1, Col: 3, Value: 8.6
Row: 1, Col: 4, Value: 9.800000000000001
Row: 1, Col: 5, Value: 9.9
Row: 1, Col: 6, Value: 34.0

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

PRECIOUS METALS AND MINERALS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of George Domolky)

George Domolky,
Portfolio Manager of Fidelity Select Precious Metals and Minerals
Portfolio

Q. HOW DID THE FUND PERFORM, GEORGE?

A. The fund turned in a poor performance relative to its benchmarks, although it managed a positive return despite ongoing weakness in the price of gold. For the six months that ended August 31, 1999, the fund returned 1.09%, trailing the 7.32% gain in the Standard & Poor's 500 Index and the 43.20% gain in the Goldman Sachs Natural Resources Index, an index of 96 stocks designed to measure the performance of companies in the natural resources sector. For the 12 months that ended August 31, 1999, the fund returned 47.22%, beating the 39.82% gain in the S&P 500 but coming up slightly short of the 49.26% gain in the Goldman Sachs index.

Q. WHY DID THE FUND UNDERPERFORM THE GOLDMAN SACHS INDEX BY SO MUCH DURING THE SIX-MONTH PERIOD?

A. During the past six months, the price of gold was again subject to selling pressure, this time in response to the Bank of England's announcement in May of its intention to sell off about 400 tons of gold over the next 18 months. This event drove down the price of gold by about $30, to around $250 per ounce in late August. The Goldman Sachs index, on the other hand, comprises a broad selection of natural resources stocks, including those of companies that produce base metals such as copper, aluminum, zinc and nickel. The prices of base metals advanced sharply during the period, as did energy prices, which explains the stellar performance of the Goldman Sachs index.

Q. WERE THERE ANY POSITIVE DEVELOPMENTS IN GOLD'S SUPPLY/DEMAND
PICTURE?

A. Things began to look brighter on the demand side. As 1999 progressed, it became clearer that the formerly depressed economies of Asia were recovering much faster than most investors expected. Since a significant percentage of annual worldwide gold production is used by the Asian jewelry market, this development undoubtedly prevented gold's price from sliding even further than it did.

Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE?

A. De Beers Consolidated Mines Ltd. was one of the fund's strongest stocks. The world's premier producer of diamonds, De Beers was helped by the recovery of the Asian markets and continued strong demand for diamonds in the U.S. Anglogold Ltd., the largest gold mining company in South Africa, also made a positive contribution to performance. The stock price was supported by investors' confidence in the company's management and its strategic approach to cost-cutting. Although foreign investments are typically riskier than U.S.-based ones, I've tried to offset some of that risk by seeking out companies with the best managements, healthiest cash flows and strongest balance sheets, as well as the capability to add meaningfully to production. De Beers and Anglogold are two good examples of that strategy.

Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?

A. Normandy Mining, an Australian holding representing the fund's second-largest position at the end of the period, was by far the most negative contributor to performance. Its decision to acquire TVX Gold was not well received by investors. The fund was also hurt by its largest holding, Meridian Gold. Although there was no particularly negative news about the company, investors grew less confident in the earnings prospects for the company's new mine in Chile, which was in its final pre-production phase.

Q. WHAT'S YOUR OUTLOOK, GEORGE?

A. In order for sentiment in the gold market to improve, we need to see a decline in central bank selling. Other positive factors would be a resurgence of inflation in the Western world and a decline in the value of the U.S. dollar. With gold prices near a 20-year low and production being curtailed because of low prices, any of those developments could precipitate a strong recovery in the price of gold. Regardless of what gold does, however, my goal is to keep the fund invested in the stocks of the highest-quality companies.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

NOTE TO SHAREHOLDERS: On July 15, 1999, the fund's Board of Trustees voted to present to shareholders a proposal to merge Select Precious Metals and Minerals Portfolio into Select Gold Portfolio. In anticipation of the merger, Select Precious Metals and Minerals Portfolio will be closed to new investments at the close of business on December 20, 1999. A special meeting of shareholders of Select Precious Metals and Minerals Portfolio is scheduled to be held on February 16, 2000. On or about December 20, 1999, shareholders will be sent proxy materials asking them to vote on the proposal.

(checkmark)FUND FACTS

START DATE: July 14, 1981

FUND NUMBER: 061

TRADING SYMBOL: FDPMX

SIZE: as of August 31, 1999, more than
$131 million

MANAGER: George Domolky, since 1997;
manager, Fidelity Select Gold Portfolio, since
1997; Fidelity Canada Fund, 1987-1996;
Fidelity Select Food and Agriculture Portfolio,
1985-1987; joined Fidelity in 1981

PRECIOUS METALS AND MINERALS PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 98.5%

                                 SHARES                     VALUE (NOTE 1)

AUSTRALIA - 23.2%

METALS & MINING - 4.7%

METAL MINING SERVICES - 4.7%

Acacia Resources Ltd.             5,139,253                 $ 6,115,377

PRECIOUS METALS - 18.5%

GOLD & SILVER ORES - 8.6%

Normandy Mining Ltd.              13,289,419                 9,522,135

Sons of Gwalia NL                 675,211                    1,684,668

                                                             11,206,803

GOLD ORES - 9.9%

Delta Gold NL                     4,645,819                  6,562,535

Newcrest Mining Ltd. (a)          2,668,000                  6,315,356

Ross Mining NL                    452,197                    138,861

                                                             13,016,752

TOTAL PRECIOUS METALS                                        24,223,555

TOTAL AUSTRALIA                                              30,338,932

CANADA - 36.7%

METALS & MINING - 0.4%

METAL MINING - 0.1%

Ivanhoe Mines Ltd. (a)            100,000                    105,193

METAL MINING SERVICES - 0.0%

Minefinders Corp. Ltd. (a)        200,200                    87,189

MISCELLANEOUS NONMETALLIC
MINERALS - 0.3%

DIA Metropolitan Minerals         22,500                     354,271
Ltd. Class B (multi-vtg.) (a)

TOTAL METALS & MINING                                        546,653

OIL & GAS - 0.3%

OIL & GAS FIELD EXPLORATION
SERVICES - 0.3%

Southwestern Gold Corp. (a)       135,000                    397,990

PRECIOUS METALS - 36.0%

GOLD & SILVER ORES - 2.0%

Goldcorp, Inc. Class A (a)        515,900                    2,557,896

Richmont Mines, Inc. (a)          7,700                      11,402

                                                             2,569,298

GOLD ORES - 34.0%

Agnico-Eagle Mines Ltd.           348,800                    2,103,317

Barrick Gold Corp.                205,000                    3,955,779

Claude Resources, Inc. (a)        500,500                    486,248

Euro-Nevada Mining Corp. Ltd.     545,800                    6,564,228

Francisco Gold Corp. (a)          53,500                     274,221

Francisco Gold Corp. (c)          54,500                     279,347

Franco Nevada Mining Corp.        281,400                    4,430,754
Ltd.

Franco Nevada Mining Corp.        80,200                     1,262,781
Ltd. (c)

Franco Nevada Mining Corp.        25,000                     125,628
Ltd. Class B warrants
9/15/98 (a)(c)



                                 SHARES                     VALUE (NOTE 1)

Geomaque Explorations Ltd. (a)    537,100                   $ 179,933

Glamis Gold Ltd. (a)              240,000                    450,251

High River Gold Mines Ltd. (a)    60,000                     17,688

IAMGOLD, International            139,800                    313,789
African Mining Gold Corp. (a)

Meridian Gold, Inc. (a)           2,853,100                  15,006,251

Metallica Resources, Inc. (a)     448,700                    156,331

Metallica Resources, Inc.         100,000                    34,841
(a)(c)

Mountain Province Mining,         291,500                    527,337
Inc. (a)

Placer Dome, Inc.                 762,665                    7,920,474

Repadre Capital Corp. (a)         274,800                    397,701

Vengold, Inc. (a)                 410,600                    20,633

                                                             44,507,532

TOTAL PRECIOUS METALS                                        47,076,830

TOTAL CANADA                                                 48,021,473

GHANA - 1.2%

PRECIOUS METALS - 1.2%

GOLD ORES - 1.2%

Ashanti Goldfields Co. Ltd.       218,146                    1,581,559
GDR

PERU - 4.4%

PRECIOUS METALS - 4.4%

SILVER ORES - 4.4%

Compania de Minas
Buenaventura SA:

Class B                           102,000                    780,097

sponsored ADR Class B             327,600                    5,036,850

                                                             5,816,947

SOUTH AFRICA - 17.9%

HOLDING COMPANIES - 0.9%

OFFICES OF HOLDING COMPANIES,
NEC - 0.9%

Gencor Ltd. (Reg.)                352,000                    1,139,308

METALS & MINING - 6.1%

MISCELLANEOUS METAL ORES, NEC
- 1.5%

Anglo American Platinum Corp.     80,800                     1,837,299
Ltd.

Impala Platinum Holdings Ltd.     4,000                      128,152

                                                             1,965,451

NON-METALLIC MINERALS, EXCEPT
FUELS - 4.6%

De Beers Consolidated Mines       222,500                    6,049,219
Ltd. ADR

TOTAL METALS & MINING                                        8,014,670

PRECIOUS METALS - 10.9%

GOLD & SILVER ORES - 9.8%

Anglogold Ltd.                    64,586                     3,236,463

Anglogold Ltd. sponsored ADR      224,690                    5,813,854

Gold Fields Ltd.                  1,101,270                  3,799,667

                                                             12,849,984

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1)

SOUTH AFRICA - CONTINUED

PRECIOUS METALS - CONTINUED

GOLD ORES - 1.1%

Avgold Ltd. (a)                   45,000                    $ 23,659

Gold Fields of South Africa       85,600                     164,548
Ltd.

Gold Fields of South Africa       73,700                     138,188
Ltd. ADR

Harmony Gold Mining Co. Ltd.      165,700                    680,605

Western Areas Gold Mining         169,500                    473,425
Ltd. (a)

                                                             1,480,425

TOTAL PRECIOUS METALS                                        14,330,409

TOTAL SOUTH AFRICA                                           23,484,387

UNITED KINGDOM - 3.8%

METALS & MINING - 3.8%

MISCELLANEOUS METAL ORES, NEC
- 3.8%

Anglo American PLC (a)            89,400                     4,917,624

UNITED STATES OF AMERICA -
11.3%

METALS & MINING - 4.5%

COPPER ORES - 4.5%

Freeport-McMoRan Copper &         364,000                    5,846,750
Gold, Inc. Class B

PRECIOUS METALS - 6.7%

GOLD ORES - 6.7%

Homestake Mining Co.              70,000                     595,000

Newmont Mining Corp.              315,000                    6,437,813

Stillwater Mining Co. (a)         44,150                     974,059

Stillwater Mining Co. (c)         34,500                     761,156

                                                             8,768,028

SERVICES - 0.1%

JEWELRY, PRECIOUS METAL - 0.1%

Lazare Kaplan International,      25,000                     206,250
Inc. (a)

TOTAL UNITED STATES OF AMERICA                               14,821,028

TOTAL COMMON STOCKS                                          128,981,950
(Cost $147,040,395)

CASH EQUIVALENTS - 1.4%



Central Cash Collateral Fund,     1,188,200                  1,188,200
5.26% (b)

Taxable Central Cash Fund,        653,418                    653,418
5.20% (b)

TOTAL CASH EQUIVALENTS                                       1,841,618
(Cost $1,841,618)

TOTAL INVESTMENT PORTFOLIO -                                 130,823,568
99.9%  (Cost $148,882,013)

NET OTHER ASSETS - 0.1%                                      189,297

NET ASSETS - 100%                                          $ 131,012,865

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,463,753 or 1.9% of net assets.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $57,921,853 and $50,945,524, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $7,347 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,182,488. The fund received cash collateral of $1,188,200 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $149,784,576. Net unrealized depreciation aggregated $18,961,008, of which $14,119,723 related to appreciated investment securities and $33,080,731 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $77,793,000 of which $1,376,000, $55,694,000 and $20,723,000 will expire on February 28, 2001, 2006 and 2007, respectively.

The fund has elected to defer to its fiscal year ending February 29, 2000 approximately $12,682,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

PRECIOUS METALS AND MINERALS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                             AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at               $ 130,823,568
value  (cost $148,882,013) -
 See accompanying schedule

Foreign currency held at                    534,742
value  (cost $534,742)

Receivable for investments                  8,299
sold

Receivable for fund shares                  1,074,223
sold

Dividends receivable                        564,449

Interest receivable                         12,101

Redemption fees receivable                  1,743

Other receivables                           2,148

 TOTAL ASSETS                               133,021,273

LIABILITIES

Payable for investments        $ 106,750
purchased

Payable for fund shares         520,530
redeemed

Accrued management fee          64,178

Other payables and accrued      128,750
expenses

Collateral on securities        1,188,200
loaned,  at value

 TOTAL LIABILITIES                          2,008,408

NET ASSETS                                 $ 131,012,865

Net Assets consist of:

Paid in capital                            $ 244,657,417

Undistributed net investment                1,550,567
income

Accumulated undistributed net               (97,130,941)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 (18,064,178)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 14,141,664                 $ 131,012,865
shares outstanding

NET ASSET VALUE and                         $9.26
redemption price per share
($131,012,865 (divided by)
14,141,664 shares)

Maximum offering price per                  $9.55
share (100/97.00 of $9.26)

STATEMENT OF OPERATIONS
                               SIX MONTHS ENDED AUGUST 31,
                                          1999 (UNAUDITED)

INVESTMENT INCOME                              $ 1,326,905
Dividends

Special dividend from  Gold                     1,280,213
Fields Ltd.

Interest                                        48,770

Security lending                                2,148

 TOTAL INCOME                                   2,658,036

EXPENSES

Management fee                   $ 367,488

Transfer agent fees               618,861

Accounting and security           47,731
lending fees

Non-interested trustees'          87
compensation

Custodian fees and expenses       36,673

Registration fees                 43,958

Audit                             7,444

Legal                             72

 Total expenses before            1,122,314
reductions

 Expense reductions               (52,001)      1,070,313

NET INVESTMENT INCOME                           1,587,723

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (5,800,478)

 Foreign currency transactions    (48,612)      (5,849,090)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            6,142,375

 Assets and liabilities in        3,500         6,145,875
foreign currencies

NET GAIN (LOSS)                                 296,785

NET INCREASE (DECREASE) IN                     $ 1,884,508
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 137,591
charges paid to FDC

 Sales charges - Retained by                   $ 137,591
FDC

 Deferred sales charges                        $ 6,986
withheld   by FDC

 Exchange fees withheld by FSC                 $ 10,673

 Expense reductions  Directed                  $ 52,001
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET      SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                          1999 (UNAUDITED)

Operations Net investment       $ 1,587,723                  $ (142,318)
income (loss)

 Net realized gain (loss)        (5,849,090)                  (21,007,323)

 Change in net unrealized        6,145,875                    3,724,303
appreciation (depreciation)

 NET INCREASE (DECREASE) IN      1,884,508                    (17,425,338)
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions Net           112,796,705                  415,102,396
proceeds from sales of shares

 Cost of shares redeemed         (107,637,901)                (442,648,944)

 NET INCREASE (DECREASE) IN      5,158,804                    (27,546,548)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                 530,425                      2,450,806

  TOTAL INCREASE (DECREASE)      7,573,737                    (42,521,080)
IN NET ASSETS

NET ASSETS

 Beginning of period             123,439,128                  165,960,208

 End of period (including       $ 131,012,865                $ 123,439,128
undistributed net investment
income (loss) of $1,550,567
and $(37,156), respectively)

OTHER INFORMATION
Shares

 Sold                            11,838,732                   42,223,635

 Redeemed                        (11,171,744)                 (44,898,226)

 Net increase (decrease)         666,988                      (2,674,591)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 F

Net asset value, beginning of    $ 9.16                       $ 10.28                   $ 19.60    $ 20.96    $ 15.27
period

Income from Investment
Operations

Net investment income (loss) D    .12 H                        (.01)                     (.04)      (.01)      .07

Net realized and unrealized       (.06) G                      (1.27)                    (9.42)     (1.42)     5.54
gain (loss)

Total from investment             .06                          (1.28)                    (9.46)     (1.43)     5.61
operations

Less Distributions

 From net investment income       -                            -                         -          (.04)      (.06)

In excess of net investment       -                            -                         -          (.01)      -
income

Total distributions               -                            -                         -          (.05)      (.06)

Redemption fees added to paid     .04                          .16                       .14        .12        .14
in capital

Net asset value, end of period   $ 9.26                       $ 9.16                    $ 10.28    $ 19.60    $ 20.96

TOTAL RETURN B, C                 1.09%                        (10.89)%                  (47.55)%   (6.26)%    37.74%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 131,013                    $ 123,439                 $ 165,960  $ 325,586  $ 467,196
(000 omitted)

Ratio of expenses to average      1.75% A                      1.78%                     1.82%      1.62%      1.52%
net assets

Ratio of expenses to average      1.67% A, E                   1.74% E                   1.76% E    1.61% E    1.52%
net assets after  expense
reductions

Ratio of net investment           2.48% A                      (.09)%                    (.26)%     (.05)%     .39%
income (loss) to average net
assets

Portfolio turnover rate           81% A                        53%                       84%        54%        53%


FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 16.62
period

Income from Investment
Operations

Net investment income (loss) D    .17

Net realized and unrealized       (1.42)
gain (loss)

Total from investment             (1.25)
operations

Less Distributions

 From net investment income       (.18)

In excess of net investment       (.05)
income

Total distributions               (.23)

Redemption fees added to paid     .13
in capital

Net asset value, end of period   $ 15.27

TOTAL RETURN B, C                 (6.86)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 364,204
(000 omitted)

Ratio of expenses to average      1.46%
net assets

Ratio of expenses to average      1.46%
net assets after  expense
reductions

Ratio of net investment           .99%
income (loss) to average net
assets

Portfolio turnover rate           43%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29
G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET GAIN ON
INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES  IN RELATION TO
FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND. H NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL
DIVIDEND FROM GOLD FIELDS LTD. WHICH AMOUNTED TO $.09 PER SHARE.

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999      PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

SELECT BUSINESS SERVICES AND       8.53%          48.33%       49.20%
OUTSOURCING

SELECT BUSINESS SERVICES AND       5.20%          43.80%       44.65%
OUTSOURCING (LOAD ADJ.)

S&P 500                            7.32%          39.82%       34.10%

GS Technology                      28.97%         109.92%      101.46%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on February 4, 1998. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999          PAST 1 YEAR  LIFE OF FUND

SELECT BUSINESS SERVICES AND           48.33%       29.02%
OUTSOURCING

SELECT BUSINESS SERVICES AND           43.80%       26.51%
OUTSOURCING (LOAD ADJ.)

S&P 500                                39.82%       20.55%

GS Technology                          109.92%      56.23%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Business Svcs/Outsourcing   S&P 500
             00353                       SP001
  1998/02/04       9700.00                    10000.00
  1998/02/28      10563.30                    10435.43
  1998/03/31      11339.30                    10969.83
  1998/04/30      11329.55                    11080.19
  1998/05/31      10950.93                    10889.72
  1998/06/30      11824.67                    11332.06
  1998/07/31      11620.80                    11211.37
  1998/08/31       9756.81                     9590.43
  1998/09/30      10465.51                    10204.80
  1998/10/31      11387.80                    11034.86
  1998/11/30      11999.42                    11703.68
  1998/12/31      13275.56                    12378.04
  1999/01/31      13806.19                    12895.69
  1999/02/28      13334.52                    12494.90
  1999/03/31      13737.41                    12994.82
  1999/04/30      14027.95                    13498.11
  1999/05/31      14068.32                    13179.42
  1999/06/30      15309.64                    13910.87
  1999/07/31      14815.13                    13476.58
  1999/08/31      14465.00                    13409.87
IMATRL PRASUN   SHR__CHT 19990831 19990909 153945 R00000000000022

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Business Services and Outsourcing Portfolio on February 4, 1998, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have been $14,465 - a 44.65% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $13,410 - a 34.10% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                 % OF FUND'S NET ASSETS

DST Systems, Inc.                 7.0

Computer Sciences Corp.           6.9

Automatic Data Processing, Inc.   6.8

First Data Corp.                  5.4

Sabre Group Holdings, Inc.        5.3
Class A

IMS Health, Inc.                  4.8

Galileo International, Inc.       4.1

Electronic Data Systems Corp.     4.1

Omnicom Group, Inc.               4.0

Affiliated Computer Services,     3.9
Inc. Class A

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Computer Services & Software 67.1%
Services 13.0%
Advertising 9.7%
Broadcasting 2.2%
Trucking & Freight 1.1%
All Others 6.9%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 6.9
Row: 1, Col: 2, Value: 1.1
Row: 1, Col: 3, Value: 2.2
Row: 1, Col: 4, Value: 9.699999999999999
Row: 1, Col: 5, Value: 13.0
Row: 1, Col: 6, Value: 67.09999999999999

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(Michael Tarlowe)

Michael Tarlowe, Portfolio Manager
of Fidelity Select
Business Services and
Outsourcing Portfolio

Q. HOW DID THE FUND PERFORM, MICHAEL?

A. For the six-month period that ended August 31, 1999, the fund posted a total return of 8.53%. In comparison, the Standard and Poor's 500 Index returned 7.32% during the same six-month period, and the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - returned 28.97%. For the 12-month period that ended August 31, 1999, the fund returned 48.33%, while the S&P 500 and Goldman Sachs indexes returned 39.82% and 109.92%, respectively.

Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE OVER THE SIX-MONTH
PERIOD?

A. The fund enjoyed positive relative performance versus the S&P 500, mainly driven by strong stock selection and a healthy overweighting in the computer services industry. Many companies in this area shined during the period as investors grew increasingly enamored of their favorable investment characteristics, namely robust earnings and cash flow growth, as well as solid long-term outlooks. Also attractive was the fact that these firms have long-term relationships with their customers, which typically yield predictable recurring revenue streams. The fund further benefited from successfully anticipating increased consolidation activity among companies within the industry. Relative to the Goldman Sachs Technology Index, the fund suffered by not owning some of the large-cap hardware and software companies, such as Cisco and Microsoft, that soared during the period, but which aren't business-service providers.

Q. DID YOU MAKE ANY OTHER INDUSTRY BETS DURING THE PERIOD?

A. I did focus on other companies providing outsourcing services outside of the technology industry, yet I maintained the fund's strong technology bias throughout the period. We were successful in taking advantage of opportunities within other industries where movement toward outsourcing became even more pervasive.

Q. WHICH OF THE FUND'S HOLDINGS DID WELL?

A. Nielsen Media Research is an example of how the fund pursues good businesses that are overlooked by the market and are selling at attractive valuations. A leading provider of television audience measurement and related services in the U.S. and Canada, Nielsen powered fund performance as the market began to appreciate its business along with its new Internet venture. In August, the firm agreed to be acquired by VNU N.V. - a Netherlands-based international publishing company - at a nice premium, which further benefited the stock. The fund's position in First Data is reflective of how we look for turnaround situations. The owner of Western Union, First Data is the nation's largest credit card processor and rallied strongly on improved earnings growth. DST Systems, which provides information processing and computer software services and products primarily to financial services organizations, soared as reported earnings exceeded expectations. The stock was helped further by the cost efficiencies gained by its acquisition of USCS International last December.

Q. WHICH STOCKS DISAPPOINTED?

A. Equifax, an information services provider helping businesses grant credit as well as authorize and process credit card and check transactions, suffered from disappointing earnings related to its international operations. Ceridian, a firm that delivers products and services to customers in the human resources, trucking and electronic media markets, skidded as a result of its announcement to acquire ABR Benefits Services, a move that weighed on earnings. IMS Health - a provider of information solutions to the pharmaceutical and health care industries - faltered as a result of the rotation away from pharmaceutical stocks earlier in the period. IMS fell further amid the uncertainty surrounding its spin-off of GartnerGroup during the period.

Q. WHAT'S YOUR OUTLOOK, MICHAEL?

A. My outlook remains quite positive as the services sector and the outsourcing trend continue to spread throughout the economy. I expect the fund to continue to benefit from consolidation activity in the months to come. I don't anticipate making any significant changes to the portfolio in the near term. Although, as more and more businesses realize their need to establish a Web presence, the fund may look to take advantage of those companies best-positioned to provide such services.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: February 4, 1998

FUND NUMBER: 353

TRADING SYMBOL: FBSOX

SIZE: as of August 31, 1999, more than
$64 million

MANAGER: Michael Tarlowe, since inception;
analyst, transportation, telecommunications
equipment, computer services and Internet
securities, 1994-present; joined Fidelity in
1994

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 94.6%

                                 SHARES                   VALUE (NOTE 1)

ADVERTISING - 9.7%

Interpublic Group of              57,000                  $ 2,258,625
Companies, Inc.

Lamar Advertising Co. Class A     13,450                   561,538
(a)

Omnicom Group, Inc.               34,039                   2,565,690

Outdoor Systems, Inc. (a)         20,600                   665,637

TMP Worldwide, Inc. (a)           3,938                    218,067

                                                           6,269,557

BANKS - 0.2%

State Street Corp.                2,500                    149,688

BROADCASTING - 2.2%

Nielsen Media Research, Inc.      38,300                   1,405,131
(a)

COMPUTER SERVICES & SOFTWARE
- 67.1%

Affiliated Computer Services,     58,700                   2,509,425
Inc.  Class A (a)

At Plan, Inc.                     21,700                   222,425

Automatic Data Processing,        112,300                  4,414,794
Inc.

Bisys Group, Inc. (The) (a)       13,200                   627,000

Cambridge Technology              18,900                   258,694
Partners, Inc. (a)

Ceridian Corp. (a)                75,300                   2,108,400

Computer Sciences Corp. (a)       64,500                   4,462,594

DST Systems, Inc. (a)             67,500                   4,488,744

Electronic Data Systems Corp.     46,800                   2,626,650

Equifax, Inc.                     58,000                   1,769,000

First Data Corp.                  79,300                   3,489,200

Fiserv, Inc. (a)                  56,375                   1,737,055

Galileo International, Inc.       55,000                   2,667,500

IMS Health, Inc.                  111,000                  3,066,375

International Integration,        18,800                   432,400
Inc. (a)

International Network             5,000                    265,938
Services (a)

National Data Corp.               18,300                   699,975

Paychex, Inc.                     84,425                   2,485,261

Sabre Group Holdings, Inc.        60,900                   3,410,400
Class A (a)

SunGard Data Systems, Inc. (a)    17,500                   437,500

Technology Solutions, Inc. (a)    63,700                   764,400

Viant Corp. (a)                   6,100                    231,800

                                                           43,175,530

PRINTING - 0.5%

Reynolds & Reynolds Co. Class     13,500                   295,313
A

PUBLISHING - 0.5%

Harte Hanks Communications,       14,900                   334,319
Inc.

RESTAURANTS - 0.3%

Sodexho Marriott Services,        14,100                   199,163
Inc. (a)

SERVICES - 13.0%

ACNielsen Corp. (a)               27,900                   697,500

Cintas Corp.                      20,800                   1,068,600

Convergys Corp. (a)               17,200                   354,750

Diamond Technology Partners,      18,500                   612,813
Inc.  Class A (a)



                                 SHARES                   VALUE (NOTE 1)

Dun & Bradstreet Corp.            40,100                  $ 1,050,119

Forrester Research, Inc. (a)      16,000                   536,000

Gartner Group, Inc.:

Class A                           9,700                    203,094

Class B (a)                       62,483                   1,280,902

International Telecom Data        38,700                   304,763
Systems, Inc. (a)

Korn/Ferry International (a)      21,200                   355,100

Manpower, Inc.                    16,800                   453,600

NFO Worldwide, Inc. (a)           16,500                   216,563

NOVA Corp. (a)                    11,500                   299,000

Robert Half International,        17,100                   448,875
Inc. (a)

True North Communications         6,000                    197,625

Viad Corp.                        10,800                   323,325

                                                           8,402,629

TRUCKING & FREIGHT - 1.1%

Air Express International         12,500                   305,469
Corp.

Circle International Group,       8,200                    202,950
Inc.

Expeditors International of       5,300                    171,256
Washington, Inc.

                                                           679,675

TOTAL COMMON STOCKS                                        60,911,005
(Cost $52,089,593)

CASH EQUIVALENTS - 9.0%



Central Cash Collateral Fund,     1,794,900                1,794,900
5.26% (b)

Taxable Central Cash Fund,        4,009,005                4,009,005
5.20%, (b)

TOTAL CASH EQUIVALENTS                                     5,803,905
(Cost $5,803,905)

TOTAL INVESTMENT PORTFOLIO -                               66,714,910
103.6%  (Cost $57,893,498)

NET OTHER ASSETS - (3.6%)                                  (2,339,960)

NET ASSETS - 100%                                        $ 64,374,950

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $20,052,136 and $22,984,571, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,297 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,765,950. The fund received cash collateral of $1,794,900 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $58,400,283. Net unrealized appreciation aggregated $8,314,627, of which $11,205,845 related to appreciated investment securities and $2,891,218 related to depreciated investment securities.

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                             AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 66,714,910
value  (cost $57,893,498) -
See accompanying schedule

Receivable for investments                   144,745
sold

Receivable for fund shares                   77,938
sold

Dividends receivable                         30,560

Interest receivable                          21,959

Redemption fees receivable                   404

Other receivables                            230

 TOTAL ASSETS                                66,990,746

LIABILITIES

Payable for fund shares         $ 733,274
redeemed

Accrued management fee           32,319

Other payables and accrued       55,303
expenses

Collateral on securities         1,794,900
loaned,  at value

 TOTAL LIABILITIES                           2,615,796

NET ASSETS                                  $ 64,374,950

Net Assets consist of:

Paid in capital                             $ 52,591,091

Accumulated net investment                   (229,008)
loss

Accumulated undistributed net                3,191,455
realized gain (loss) on
investments

Net unrealized appreciation                  8,821,412
(depreciation) on investments

NET ASSETS, for 4,488,470                   $ 64,374,950
shares outstanding

NET ASSET VALUE and                          $14.34
redemption price per share
($64,374,950 (divided by)
4,488,470 shares)

Maximum offering price per                   $14.78
share (100/97.00 of $14.34)

STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED AUGUST 31,
                                     1999 (UNAUDITED)

INVESTMENT INCOME                           $ 123,233
Dividends

Interest                                     127,930

Security lending                             230

 TOTAL INCOME                                251,393

EXPENSES

Management fee                   $ 188,792

Transfer agent fees               245,734

Accounting and security           30,332
lending fees

Non-interested trustees'          92
compensation

Custodian fees and expenses       5,757

Registration fees                 11,861

Audit                             3,865

Legal                             35

 Total expenses before            486,468
reductions

 Expense reductions               (6,067)    480,401

NET INVESTMENT INCOME (LOSS)                 (229,008)

REALIZED AND UNREALIZED GAIN                 3,979,884
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                     1,051,103
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                              5,030,987

NET INCREASE (DECREASE) IN                  $ 4,801,979
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                     $ 183,907
charges paid to FDC

 Sales charges - Retained by                $ 183,907
FDC

 Deferred sales charges                     $ 197
withheld   by FDC

 Exchange fees withheld by FSC              $ 3,578

 Expense reductions  Directed               $ 2,955
brokerage arrangements

  Custodian credits                          86

  Transfer agent credits                     3,026

                                            $ 6,067

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (229,008)                  $ (505,124)
income (loss)

 Net realized gain (loss)         3,979,884                    2,392,697

 Change in net unrealized         1,051,103                    7,144,279
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       4,801,979                    9,031,852
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,673,661)                  (724,580)
from net realized gains

Share transactions Net            25,177,687                   115,593,201
proceeds from sales of shares

 Reinvestment of distributions    1,623,074                    706,597

 Cost of shares redeemed          (29,709,592)                 (76,520,490)

 NET INCREASE (DECREASE) IN       (2,908,831)                  39,779,308
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  32,852                       120,875

  TOTAL INCREASE (DECREASE)       252,339                      48,207,455
IN NET ASSETS

NET ASSETS

 Beginning of period              64,122,611                   15,915,156

 End of period (including        $ 64,374,950                 $ 64,122,611
accumulated net investment
loss of $229,008 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             1,751,263                    9,724,396

 Issued in reinvestment of        118,559                      57,528
distributions

 Redeemed                         (2,107,821)                  (6,516,475)

 Net increase (decrease)          (237,999)                    3,265,449


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998 E

Net asset value, beginning of    $ 13.57                      $ 10.89                   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.05)                        (.11)                     -

Net realized and unrealized       1.18                         2.92                      .89
gain (loss)

Total from investment             1.13                         2.81                      .89
operations

Less Distributions

From net realized gain            (.37)                        (.16)                     -

Redemption fees added to paid     .01                          .03                       -
in capital

Net asset value, end of period   $ 14.34                      $ 13.57                   $ 10.89

TOTAL RETURN B, C                 8.53%                        26.23%                    8.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 64,375                     $ 64,123                  $ 15,915
(000 omitted)

Ratio of expenses to average      1.48% A                      1.66%                     2.50% A, F
net assets

Ratio of expenses to average      1.46% A, G                   1.64% G                   2.50% A
net assets after expense
reductions

Ratio of net investment           (.70)% A                     (.91)%                    (.49)% A
income (loss) to average net
assets

Portfolio turnover rate           66% A                        115%                      36% A


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD FEBRUARY 4, 1998 (COMMENCEMENT OF OPERATIONS)
TO FEBRUARY 28, 1998. F FMR AGREED TO REIMBURSE  A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER. G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION  OF THE FUND'S
EXPENSES.


COMPUTERS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT COMPUTERS                30.14%         118.56%      437.85%       1,379.99%

SELECT COMPUTERS (LOAD ADJ.)    26.16%         111.93%      421.64%       1,335.52%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Technology                   28.97%         109.92%      n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT COMPUTERS                118.56%      40.00%        30.93%

SELECT COMPUTERS (LOAD ADJ.)    111.93%      39.15%        30.53%

S&P 500                         39.82%       25.11%        17.10%

GS Technology                   109.92%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Computers                   S&P 500
             00007                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9927.74                     9959.00
  1989/10/31       9598.78                     9727.95
  1989/11/30       9387.91                     9926.40
  1989/12/31       9489.13                    10164.64
  1990/01/31       9404.78                     9482.59
  1990/02/28      10256.70                     9604.91
  1990/03/31      10990.52                     9859.44
  1990/04/30      10695.30                     9612.96
  1990/05/31      12087.04                    10550.22
  1990/06/30      12306.35                    10478.48
  1990/07/31      11429.13                    10444.95
  1990/08/31       9615.65                     9500.72
  1990/09/30       8983.04                     9038.04
  1990/10/31       9320.43                     8999.18
  1990/11/30      10855.57                     9580.52
  1990/12/31      11235.77                     9847.82
  1991/01/31      13150.96                    10277.18
  1991/02/28      14002.15                    11012.00
  1991/03/31      15108.71                    11278.49
  1991/04/30      14129.83                    11305.56
  1991/05/31      14844.84                    11793.96
  1991/06/30      12823.47                    11253.80
  1991/07/31      14111.95                    11778.23
  1991/08/31      14988.47                    12057.37
  1991/09/30      14199.60                    11856.01
  1991/10/31      13919.12                    12014.88
  1991/11/30      12963.71                    11530.68
  1991/12/31      14690.45                    12849.79
  1992/01/31      16224.36                    12610.79
  1992/02/29      17337.54                    12774.73
  1992/03/31      15970.17                    12525.62
  1992/04/30      15453.02                    12893.87
  1992/05/31      15645.86                    12957.05
  1992/06/30      14138.25                    12763.99
  1992/07/31      14830.70                    13286.04
  1992/08/31      13980.47                    13013.68
  1992/09/30      14672.92                    13167.24
  1992/10/31      15829.93                    13213.32
  1992/11/30      16811.63                    13663.90
  1992/12/31      17916.04                    13831.96
  1993/01/31      18959.10                    13948.15
  1993/02/28      17661.85                    14137.85
  1993/03/31      18012.46                    14436.15
  1993/04/30      17500.88                    14086.80
  1993/05/31      19551.35                    14464.33
  1993/06/30      18768.93                    14506.27
  1993/07/31      19551.35                    14448.25
  1993/08/31      20711.48                    14995.84
  1993/09/30      21296.04                    14880.37
  1993/10/31      21296.04                    15188.39
  1993/11/30      22204.36                    15044.10
  1993/12/31      23088.03                    15226.14
  1994/01/31      24576.66                    15743.82
  1994/02/28      25619.65                    15317.17
  1994/03/31      25354.16                    14649.34
  1994/04/30      25192.97                    14836.85
  1994/05/31      25174.01                    15080.17
  1994/06/30      23106.99                    14710.71
  1994/07/31      23837.08                    15193.22
  1994/08/31      26691.09                    15816.14
  1994/09/30      26501.45                    15428.65
  1994/10/31      27497.03                    15775.79
  1994/11/30      27658.22                    15201.24
  1994/12/31      27809.93                    15426.67
  1995/01/31      26956.58                    15826.69
  1995/02/28      29080.48                    16443.45
  1995/03/31      31318.17                    16928.70
  1995/04/30      33806.50                    17427.25
  1995/05/31      35477.61                    18123.82
  1995/06/30      39357.68                    18544.83
  1995/07/31      44303.80                    19159.78
  1995/08/31      45293.02                    19207.87
  1995/09/30      47886.14                    20018.44
  1995/10/31      46147.79                    19946.98
  1995/11/30      45033.71                    20822.65
  1995/12/31      42223.92                    21223.69
  1996/01/31      41953.18                    21946.15
  1996/02/29      44433.12                    22149.59
  1996/03/31      40675.31                    22362.89
  1996/04/30      45146.24                    22692.52
  1996/05/31      46706.42                    23277.76
  1996/06/30      43311.39                    23366.44
  1996/07/31      40410.78                    22334.12
  1996/08/31      42157.74                    22805.14
  1996/09/30      47332.69                    24088.62
  1996/10/31      49826.77                    24752.98
  1996/11/30      56605.85                    26624.06
  1996/12/31      55574.44                    26096.63
  1997/01/31      62698.19                    27727.15
  1997/02/28      55083.54                    27944.53
  1997/03/31      50745.35                    26796.29
  1997/04/30      53513.32                    28396.03
  1997/05/31      57370.36                    30124.78
  1997/06/30      56997.09                    31474.37
  1997/07/31      70148.35                    33978.79
  1997/08/31      71566.75                    32075.30
  1997/09/30      74229.35                    33832.06
  1997/10/31      63802.90                    32702.07
  1997/11/30      62620.91                    34215.85
  1997/12/31      55631.06                    34803.33
  1998/01/31      60067.99                    35188.26
  1998/02/28      66279.70                    37726.04
  1998/03/31      64779.21                    39657.99
  1998/04/30      70974.78                    40056.94
  1998/05/31      66134.49                    39368.37
  1998/06/30      72023.51                    40967.51
  1998/07/31      75863.47                    40531.21
  1998/08/31      65682.73                    34671.20
  1998/09/30      78348.16                    36892.24
  1998/10/31      83882.22                    39893.06
  1998/11/30      92965.83                    42310.97
  1998/12/31     109245.34                    44748.93
  1999/01/31     125928.20                    46620.33
  1999/02/28     110310.20                    45171.37
  1999/03/31     123992.09                    46978.68
  1999/04/30     121880.60                    48798.16
  1999/05/31     118890.50                    47646.04
  1999/06/30     131717.36                    50290.39
  1999/07/31     133841.01                    48720.33
  1999/08/31     143552.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 120349 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Computers Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $143,552 - a 1,335.52% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Microsoft Corp.               9.4

Cisco Systems, Inc.           5.5

Texas Instruments, Inc.       5.1

Intel Corp.                   5.0

EMC Corp.                     4.8

Gateway, Inc.                 4.7

Hewlett-Packard Co.           4.6

Motorola, Inc.                2.8

Xerox Corp.                   2.4

Best Buy Co., Inc.            2.3

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Computers & Office Equipment 30.4%
Electronics 27.7%
Computer Services & Software 16.9%
Communications Equipment 5.8%
Retail & Wholesale,
Miscellaneous 5.5%
All Others 13.7% *

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 13.7
Row: 1, Col: 2, Value: 5.5
Row: 1, Col: 3, Value: 5.8
Row: 1, Col: 4, Value: 16.9
Row: 1, Col: 5, Value: 27.7
Row: 1, Col: 6, Value: 30.4

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

COMPUTERS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Michael Tempero)

Michael Tempero,
Portfolio Manager
of Fidelity Select
Computers Portfolio

Q. HOW DID THE FUND PERFORM, MIKE?

A. It did well. For the six- and 12-month periods that ended August 31, 1999, the fund had total returns of 30.14% and 118.56%, respectively. During those same periods, the Standard & Poor's 500 Index posted returns of 7.32% and 39.82%, respectively. The fund also outpaced the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - which returned 28.97% and 109.92% during those same periods.

Q. HOW DID THE FUND OUTPERFORM ITS TWO BENCHMARK INDEXES?

A. The fund garnered most of its gains from good stock picks and an overweighted position in Internet holdings, such as America Online, early in the period. Internet firms rallied as consumers grew more accustomed to shopping, banking and communicating over the Web. Our positions in networking equipment also made a significant contribution to the fund, fueled by a sharp rise in demand for equipment used to connect businesses to the Internet. The fund's underweighting in computer hardware stocks also provided it with a significant advantage over its benchmarks.

Q. WHAT WERE SOME OF YOUR KEY INVESTMENT STRATEGIES DURING THE PERIOD?

A. Throughout the period, I maintained my firm belief in the importance of communications and the development of the Internet to consumers and corporations alike. I increased the fund's overweighting in those companies best suited to benefit from advances in bandwidth, or data transmission capacity. I also broadened the fund's exposure to semiconductor stocks early in the period as many of these companies enjoyed an acceleration in business momentum. The prevalence of low-priced personal computers and the explosion in mobile communications contributed to a period of strong unit demand for chips. Overall, the fund remained concentrated in some of the biggest industry names, as the truly dominant companies continued to fuel the growth of the technology sector.

Q. WHAT WERE SOME OF THE OTHER CHANGES YOU MADE TO THE PORTFOLIO?

A. Late in the period, I trimmed the fund's exposure to semiconductor stocks to take some profits. The fear I had with many of these stocks was that they might have run ahead of their business fundamentals. I also cut back on some of the fund's Internet holdings as they hit their valuation targets in the spring.

Q. WHICH STOCKS PERFORMED WELL FOR THE FUND?

A. Texas Instruments and Motorola each benefited from soaring demand for cell phones and networking equipment. Cisco Systems, the market leader in data networking routers, contributed heavily to returns as investors rallied around the value of infrastructure to the Internet's future development. Microsoft benefited from the release of its Office 2000 product, which provided its traditional software business with a healthy lift. The stock also profited from the firm's strong product pipeline. Gateway, a leader in the consumer PC market, also added meaningfully to returns.

Q. WHICH STOCKS DISAPPOINTED?

A. Personal computer giant Compaq fell significantly as it struggled to perform under intense competitive pressures in the PC market. At Home, a provider of Internet services over cable lines, lost 50% of its value amid the Internet stock correction of the late spring and early summer. Xerox was tripped up by unfavorable foreign exchange rates, which sent annual earnings estimates spiraling downward. Newbridge Networks also stumbled during the period amid an earnings shortfall, which detracted from fund performance.

Q. WHAT'S YOUR OUTLOOK?

A. I'm optimistic about the next six months. I will, however, keep an eye out for any issues that may arise due to the Year 2000 changeover. I intend to remain focused on the development of the Internet and, more specifically, on suppliers to the Internet - companies that specialize in software, networking and servers. I'll continue to search for the fastest-growing stocks and industries within the technology sector, all the while remaining watchful of valuations. As long as corporate profitability remains good and consumers stay confident, spending for technology should continue to be healthy.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 007

TRADING SYMBOL: FDCPX

SIZE: as of August 31, 1999, more than
$2.2 billion

MANAGER: Michael Tempero, since 1997;
manager, Fidelity Advisor Technology Fund, since 1998; Fidelity Select Insurance Portfolio,
1995-1997; Fidelity Select Natural Gas
Portfolio, 1994-1995; joined Fidelity in 1993

COMPUTERS PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 88.8%

                                 SHARES                        VALUE (NOTE 1)

ADVERTISING - 0.0%

Newgen Results Corp. (a)          4,300                        $ 42,463

BROADCASTING - 0.0%

CAIS Internet, Inc.               900                           10,913

Insight Communications, Inc.      3,400                         92,650

NorthPoint Communication          1,600                         42,300
Holdings, Inc.

Radio One, Inc. (a)               1,100                         45,856

Salem Communications Corp.        2,300                         63,250
Class A (a)

                                                                254,969

COMMUNICATIONS EQUIPMENT - 5.8%

Cisco Systems, Inc. (a)           1,849,400                     125,412,438

Efficient Networks, Inc.          1,000                         46,938

Paradyne Networks, Inc.           800                           35,250

Tekelec (a)                       200,000                       3,225,000

Xircom, Inc. (a)                  90,000                        3,583,125

                                                                132,302,751

COMPUTER SERVICES & SOFTWARE
- 16.9%

Accrue Software, Inc.             500                           7,313

Active Software, Inc. (a)         600                           10,425

Agile Software Corp. (a)          400                           19,900

Ariba, Inc.                       1,100                         152,900

Art Technology Group, Inc.        600                           12,000

Ask Jeeves, Inc.                  1,200                         37,350

At Home Corp. Series A (a)        274,694                       11,022,097

At Plan, Inc.                     200                           2,050

Aware, Inc. (a)                   271,300                       9,088,550

BackWeb Technologies Ltd. (a)     1,000                         22,563

barnesandnoble.com, Inc.          4,000                         68,250
Class A

Bell & Howell Co. (a)             110,000                       3,685,000

Careerbuilder, Inc.               900                           6,638

CareInsite, Inc.                  900                           42,975

Chemdex Corp.                     1,400                         37,800

China.com Corp.                   200                           8,775

Clarent Corp.                     2,700                         89,775

Commerce One, Inc.                600                           26,925

Convergent Communications,        2,000                         24,375
Inc. (a)

CyberSource Corp.                 800                           25,650

Digex, Inc. Class A               1,400                         46,550

drkoop.com, Inc.                  1,200                         20,400

Electronics for Imaging, Inc.     860,400                       50,440,950
(a)

Engage Technologies, Inc.         800                           23,200

Exodus Communications, Inc.       360,000                       28,935,000
(a)

Fashionmall.com, Inc.             100                           594

Flycast Communications Corp.      600                           13,875

GoTo.com, Inc. (a)                900                           32,625

High Speed Access Corp.           1,100                         28,875

Homestore.com, Inc. (a)           1,400                         73,675

Hoover's, Inc.                    500                           5,406

Inet Technologies, Inc.           900                           27,956



                                 SHARES                        VALUE (NOTE 1)

Interactive Pictures Corp. (a)    500                          $ 10,000

Internet Capital Group, Inc.      800                           60,000
(a)

Internet.com Corp.                600                           9,263

Juno Online Services, Inc. (a)    1,500                         28,406

Latitude Communications, Inc.     800                           11,150
(a)

Liberate Technologies             1,300                         34,288

Liquid Audio, Inc. (a)            300                           8,016

Micromuse, Inc. (a)               80,000                        4,570,000

Microsoft Corp. (a)               2,320,000                     214,744,984

Mission Critical Software,        400                           16,250
Inc. (a)

MP3.com, Inc. (a)                 1,400                         47,775

N2H2, Inc.                        600                           5,925

National Information              1,000                         16,500
Consortium, Inc. (a)

National Instrument Corp. (a)     180,000                       5,388,750

NCR Corp. (a)                     200,000                       8,750,000

NetIQ Corp.                       800                           24,000

NetObjects, Inc. (a)              700                           3,763

Packeteer, Inc.                   300                           11,063

Persistence Software, Inc.        700                           12,425

Phone.com, Inc.                   86,000                        10,158,750

Portal Software, Inc. (a)         600                           28,238

Quest Software, Inc. (a)          600                           25,125

RAVISENT Technologies, Inc.       2,300                         36,800
(a)

Red Hat, Inc. (a)                 1,000                         81,875

Redback Networks, Inc.            112,400                       12,083,000

Scient Corp.                      300                           18,938

Silknet Software, Inc. (a)        500                           16,938

SilverStream Software, Inc.       500                           15,063
(a)

Software.com, Inc.                1,200                         54,525

StarMedia Network, Inc. (a)       900                           34,819

Talk City, Inc. (a)               500                           4,969

Tanning Technology Corp. (a)      2,000                         35,000

TenFold Corp. (a)                 500                           13,656

TheStreet.Com, Inc. (a)           600                           10,575

TIBCO Software, Inc. (a)          1,000                         27,125

Tumbleweed Communications         1,300                         25,025
Corp. (a)

Unisys Corp. (a)                  200,000                       8,600,000

Veritas Software Corp. (a)        225,000                       13,331,250

Viant Corp. (a)                   500                           19,000

Visual Networks, Inc. (a)         130,000                       5,395,000

Voyager.net, Inc. (a)             1,800                         18,000

WatchGuard Technologies, Inc.     600                           8,100

Wink Communications, Inc. (a)     600                           24,600

ZipLink, Inc. (a)                 4,300                         39,506

                                                                387,898,852

COMPUTERS & OFFICE EQUIPMENT
- 30.4%

Adaptec, Inc. (a)                 410,000                       15,990,000

Advanced Digital Information      341,400                       11,010,150
Corp. (a)

Aironet Wireless                  12,200                        152,500
Communication, Inc.

CDW Computer Centers, Inc. (a)    200,000                       8,875,000

Comdisco, Inc.                    446,000                       9,393,875

Compaq Computer Corp.             1,106,350                     25,653,491

COMMON STOCKS - CONTINUED

                                 SHARES                        VALUE (NOTE 1)

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

Comverse Technology, Inc. (a)     282,700                      $ 22,050,600

Creo Products, Inc. (a)           2,700                         59,246

Dell Computer Corp. (a)           900,000                       43,931,250

EMC Corp. (a)                     1,838,000                     110,280,000

Emulex Corp. (a)                  220,600                       15,207,613

Gadzoox Networks, Inc.            800                           72,300

Gateway, Inc. (a)                 1,125,000                     109,054,688

Hewlett-Packard Co.               1,000,000                     105,375,000

Inacom Corp. (a)                  200,000                       1,950,000

Ingram Micro, Inc. Class A (a)    419,700                       10,597,425

Insight Enterprises, Inc. (a)     286,875                       8,677,969

Juniper Networks, Inc.            56,300                        11,541,500

Lexmark International Group,      360,000                       28,350,000
Inc.  Class A (a)

Network Appliance, Inc. (a)       290,000                       19,049,375

Quantum Corp.:

DLT & Storage Systems (a)         580,000                       10,621,250

Hard Disk Drive (a)               290,000                       2,066,250

Seagate Technology, Inc. (a)      600,000                       19,912,500

Sequent Computer Systems,         190,000                       3,348,750
Inc. (a)

Sun Microsystems, Inc. (a)        400,000                       31,800,000

Symbol Technologies, Inc.         258,700                       9,005,994

Tech Data Corp. (a)               200,000                       7,412,500

Xerox Corp.                       1,160,300                     55,404,325

                                                                696,843,551

CONSUMER ELECTRONICS - 1.2%

Gemstar International Group       400,000                       27,600,000
Ltd. (a)

CREDIT & OTHER FINANCE - 0.0%

E-Loan, Inc.                      500                           14,250

NextCard, Inc. (a)                800                           19,600

                                                                33,850

DRUGS & PHARMACEUTICALS - 0.0%

Genentech, Inc.                   2,000                         328,500

EDUCATIONAL SERVICES - 0.0%

Scientific Learning Corp. (a)     200                           3,575

ELECTRICAL EQUIPMENT - 0.8%

American Power Conversion         400,000                       7,025,000
Corp. (a)

ANTEC Corp. (a)                   100,000                       4,556,250

Ericsson (L.M.) Telefon AB        200,000                       6,512,500
ADR Class B

                                                                18,093,750

ELECTRONIC INSTRUMENTS - 0.2%

LAM Research Corp. (a)            62,400                        3,521,700

ELECTRONICS - 27.7%

Altera Corp. (a)                  1,135,400                     47,828,725

Analog Devices, Inc. (a)          800,000                       41,200,000

Atmel Corp. (a)                   290,000                       11,400,625



                                 SHARES                        VALUE (NOTE 1)

Broadcom Corp. Class A (a)        36,000                       $ 4,635,000

Brocade Communications            36,400                        6,847,750
Systems, Inc.

Cypress Semiconductor Corp.       200,000                       4,625,000
(a)

GlobeSpan, Inc. (a)               300                           18,150

Intel Corp.                       1,383,600                     113,714,625

JDS Uniphase Corp. (a)            152,600                       16,185,138

Linear Technology Corp.           496,600                       31,254,763

LSI Logic Corp. (a)               550,000                       31,212,500

Maker Communications, Inc.        300                           7,088

Maxim Integrated Products,        437,000                       29,415,563
Inc. (a)

Microchip Technology, Inc. (a)    230,000                       12,592,500

Micron Technology, Inc. (a)       511,200                       38,116,350

Motorola, Inc.                    700,000                       64,575,000

National Semiconductor Corp.      610,000                       17,194,375
(a)

PMC-Sierra, Inc. (a)              40,000                        3,720,000

QLogic Corp. (a)                  85,000                        7,400,313

Semtech Corp. (a)                 235,000                       16,464,688

Texas Instruments, Inc.           1,418,400                     116,397,450

Xilinx, Inc. (a)                  295,000                       20,631,563

                                                                635,437,166

ENGINEERING - 0.1%

AdForce, Inc.                     500                           8,094

DSP Group, Inc. (a)               60,000                        2,310,000

                                                                2,318,094

ENTERTAINMENT - 0.0%

Musicmaker.com, Inc. (a)          1,200                         14,213

Quokka Sports, Inc.               1,000                         8,875

                                                                23,088

INSURANCE - 0.0%

MIIX Group, Inc.                  300                           5,250

Quotesmith.com, Inc. (a)          800                           8,900

                                                                14,150

MEDICAL EQUIPMENT & SUPPLIES
- 0.0%

Allscripts, Inc.                  1,500                         19,406

PHOTOGRAPHIC EQUIPMENT - 0.1%

Imation Corp. (a)                 100,000                       2,818,750

RESTAURANTS - 0.0%

Rubio's Restaurants, Inc. (a)     1,300                         14,300

RETAIL & WHOLESALE,
MISCELLANEOUS - 5.5%

1-800-FLOWERS.COM, Inc. Class     1,600                         28,800
A (a)

Alloy Online, Inc.                500                           6,594

Best Buy Co., Inc. (a)            763,000                       53,600,750

Circuit City Stores, Inc. -       750,000                       32,250,000
Circuit City Group

Drugstore.com, Inc.               1,300                         77,838

eToys, Inc.                       800                           34,800

Tandy Corp.                       850,000                       40,162,500

                                                                126,161,282

COMMON STOCKS - CONTINUED

                                 SHARES                        VALUE (NOTE 1)

SECURITIES INDUSTRY - 0.0%

DLJdirect, Inc.                   1,100                        $ 18,769

Goldman Sachs Group, Inc.         7,000                         418,688

TD Waterhouse Group, Inc. (a)     13,000                        195,813

Wit Capital Group, Inc. (a)       4,000                         77,500

                                                                710,770

SERVICES - 0.1%

Gartner Group, Inc. Class B       39,060                        800,730
(a)

InsWeb Corp.                      600                           19,200

iXL Enterprises, Inc. (a)         1,700                         41,863

MapQuest.com, Inc. (a)            300                           3,619

Media Metrix, Inc. (a)            200                           9,594

                                                                875,006

TELEPHONE SERVICES - 0.0%

Digital Island, Inc. Delaware     7,000                         132,125

Focal Communications Corp.        2,500                         60,781

JFAX.COM, Inc.                    4,400                         30,250

Net2Phone, Inc. (a)               500                           42,500

Network Plus Corp.                6,900                         110,400

Time Warner Telecom, Inc.         1,400                         37,800

                                                                413,856

TOTAL COMMON STOCKS                                             2,035,729,829
(Cost $1,472,515,124)

CASH EQUIVALENTS - 14.2%



Central Cash Collateral Fund,     68,940,100                    68,940,100
5.26% (b)

Taxable Central Cash Fund,        255,954,911                   255,954,911
5.20% (b)

TOTAL CASH EQUIVALENTS                                          324,895,011
(Cost $324,895,011)

TOTAL INVESTMENT PORTFOLIO -                                    2,360,624,840
103.0%
(Cost $1,797,410,135)

NET OTHER ASSETS - (3.0%)                                       (69,468,636)

NET ASSETS - 100%                                             $ 2,291,156,204

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,703,711,497 and $1,905,742,969, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $72,823 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $68,432,944. The fund received cash collateral of $68,940,100 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $1,803,415,973. Net unrealized appreciation aggregated $557,208,867, of which $600,375,468 related to appreciated investment securities and $43,166,601 related to depreciated investment securities.

COMPUTERS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 2,360,624,840
value  (cost $1,797,410,135)
-  See accompanying schedule

Receivable for investments                    3,265,230
sold

Receivable for fund shares                    6,212,319
sold

Dividends receivable                          39,525

Interest receivable                           1,141,238

Redemption fees receivable                    6,175

Other receivables                             93,295

 TOTAL ASSETS                                 2,371,382,622

LIABILITIES

Payable for investments         $ 4,656,250
purchased

Payable for fund shares          4,660,806
redeemed

Accrued management fee           1,050,762

Other payables and  accrued      918,500
expenses

Collateral on securities         68,940,100
loaned,  at value

 TOTAL LIABILITIES                            80,226,418

NET ASSETS                                   $ 2,291,156,204

Net Assets consist of:

Paid in capital                              $ 1,401,157,353

Accumulated net investment                    (4,014,618)
loss

Accumulated undistributed net                 330,798,764
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   563,214,705
(depreciation) on investments

NET ASSETS, for 27,114,144                   $ 2,291,156,204
shares outstanding

NET ASSET VALUE and                           $84.50
redemption price per share
($2,291,156,204 (divided by)
27,114,144 shares)

Maximum offering price per                    $87.11
share (100/97.00 of $84.50)

STATEMENT OF OPERATIONS
                               SIX MONTHS ENDED AUGUST 31,
                                          1999 (UNAUDITED)

INVESTMENT INCOME                              $ 1,233,785
Dividends

Interest                                        5,399,912

Security lending                                533,976

 TOTAL INCOME                                   7,167,673

EXPENSES

Management fee                   $ 5,889,894

Transfer agent fees               4,622,890

Accounting and security           614,630
lending fees

Non-interested trustees'          3,179
compensation

Custodian fees and expenses       39,768

Registration fees                 98,102

Audit                             21,584

Legal                             1,412

 Total expenses before            11,291,459
reductions

 Expense reductions               (109,168)     11,182,291

NET INVESTMENT INCOME (LOSS)                    (4,014,618)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            335,273,772

 Foreign currency transactions    (38,934)      335,234,838

Change in net unrealized                        194,207,140
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                 529,441,978

NET INCREASE (DECREASE) IN                     $ 525,427,360
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 5,964,274
charges paid to FDC

 Sales charges - Retained by                   $ 5,962,176
FDC

 Deferred sales charges                        $ 3,333
withheld by FDC

 Exchange fees withheld by FSC                 $ 46,140

 Expense reductions  Directed                  $ 102,972
brokerage arrangements

  Custodian credits                             4,447

  Transfer agent credits                        1,749

                                               $ 109,168

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (4,014,618)                $ (5,471,121)
income (loss)

 Net realized gain (loss)         335,234,838                  193,034,531

 Change in net unrealized         194,207,140                  272,430,790
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       525,427,360                  459,994,200
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (101,521,674)                -
from net realized gains

Share transactions Net            581,128,381                  1,830,119,568
proceeds from sales of shares

 Reinvestment of distributions    98,738,212                   -

 Cost of shares redeemed          (644,905,561)                (1,247,821,903)

 NET INCREASE (DECREASE) IN       34,961,032                   582,297,665
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  854,677                      3,678,254

  TOTAL INCREASE (DECREASE)       459,721,395                  1,045,970,119
IN NET ASSETS

NET ASSETS

 Beginning of period              1,831,434,809                785,464,690

 End of period (including        $ 2,291,156,204              $ 1,831,434,809
accumulated net investment
loss of $4,014,618 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             7,714,532                    33,082,983

 Issued in reinvestment of        1,334,660                    -
distributions

 Redeemed                         (8,721,128)                  (25,415,629)

 Net increase (decrease)          328,064                      7,667,354


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 F

Net asset value, beginning of    $ 68.37                      $ 41.08                   $ 48.25    $ 41.03    $ 30.67
period

Income from Investment
Operations

Net investment income (loss) D    (.15)                        (.29)                     (.32)      (.36)      (.23)

Net realized and unrealized       20.17                        27.39                     6.42       9.94       16.10
gain (loss)

Total from investment             20.02                        27.10                     6.10       9.58       15.87
operations

Less Distributions

From net realized gain            (3.92)                       -                         (10.64)    (2.47)     (5.61)

In excess of net realized gain    -                            -                         (2.75)     -          -

Total distributions               (3.92)                       -                         (13.39)    (2.47)     (5.61)

Redemption fees added to paid     .03                          .19                       .12        .11        .10
in capital

Net asset value, end of period   $ 84.50                      $ 68.37                   $ 41.08    $ 48.25    $ 41.03

TOTAL RETURN B, C                 30.14%                       66.43%                    20.33%     23.97%     52.79%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,291,156                  $ 1,831,435               $ 785,465  $ 604,286  $ 527,337
(000 omitted)

Ratio of expenses to average      1.10% A                      1.25%                     1.40%      1.48%      1.40%
net assets

Ratio of expenses to average      1.09% A, E                   1.23% E                   1.34% E    1.44% E    1.38% E
net assets after  expense
reductions

Ratio of net investment           (.39)% A                     (.54)%                    (.67)%     (.83)%     (.56)%
income (loss) to average net
assets

Portfolio turnover rate           185% A                       133%                      333%       255%       129%



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 27.02
period

Income from Investment
Operations

Net investment income (loss) D    (.31)

Net realized and unrealized       3.68
gain (loss)

Total from investment             3.37
operations

Less Distributions

From net realized gain            -

In excess of net realized gain    -

Total distributions               -

Redemption fees added to paid     .28
in capital

Net asset value, end of period   $ 30.67

TOTAL RETURN B, C                 13.51%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 215,014
(000 omitted)

Ratio of expenses to average      1.71%
net assets

Ratio of expenses to average      1.69% E
net assets after  expense
reductions

Ratio of net investment           (1.12)%
income (loss) to average net
assets

Portfolio turnover rate           189%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29


DEVELOPING COMMUNICATIONS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SELECT DEVELOPING               22.58%         126.48%      253.64%       726.05%
COMMUNICATIONS

SELECT DEVELOPING               18.83%         119.61%      242.96%       701.20%
COMMUNICATIONS (LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       362.65%

GS Technology                   28.97%         109.92%      n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on June 29, 1990. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SELECT DEVELOPING               126.48%      28.74%        25.90%
COMMUNICATIONS

SELECT DEVELOPING               119.61%      27.95%        25.48%
COMMUNICATIONS (LOAD ADJ.)

S&P 500                         39.82%       25.11%        18.19%

GS Technology                   109.92%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Developing Communications   S&P 500
             00518                       SP001
  1990/06/29       9700.00                    10000.00
  1990/07/31       8953.10                     9968.00
  1990/08/31       7866.70                     9066.89
  1990/09/30       6751.20                     8625.34
  1990/10/31       7081.00                     8588.25
  1990/11/30       8235.30                     9143.05
  1990/12/31       8759.10                     9398.14
  1991/01/31      10146.20                     9807.90
  1991/02/28      10776.70                    10509.16
  1991/03/31      11494.50                    10763.48
  1991/04/30      11591.50                    10789.32
  1991/05/31      11766.10                    11255.41
  1991/06/30      10841.06                    10739.92
  1991/07/31      11963.62                    11240.40
  1991/08/31      12670.42                    11506.79
  1991/09/30      12815.94                    11314.63
  1991/10/31      13564.32                    11466.25
  1991/11/30      12888.70                    11004.16
  1991/12/31      14135.99                    12263.03
  1992/01/31      14510.18                    12034.94
  1992/02/29      14998.70                    12191.39
  1992/03/31      14260.72                    11953.66
  1992/04/30      14073.63                    12305.10
  1992/05/31      14011.26                    12365.39
  1992/06/30      13512.35                    12181.15
  1992/07/31      14104.81                    12679.36
  1992/08/31      13574.71                    12419.43
  1992/09/30      14032.05                    12565.98
  1992/10/31      14655.70                    12609.96
  1992/11/30      15986.14                    13039.96
  1992/12/31      16569.33                    13200.35
  1993/01/31      17017.15                    13311.24
  1993/02/28      17121.30                    13492.27
  1993/03/31      17735.75                    13776.96
  1993/04/30      17206.93                    13443.55
  1993/05/31      18365.83                    13803.84
  1993/06/30      19160.51                    13843.87
  1993/07/31      19535.77                    13788.50
  1993/08/31      21323.79                    14311.08
  1993/09/30      21621.79                    14200.89
  1993/10/31      22372.32                    14494.84
  1993/11/30      20672.60                    14357.14
  1993/12/31      21833.52                    14530.86
  1994/01/31      22673.27                    15024.91
  1994/02/28      22298.78                    14617.74
  1994/03/31      20744.11                    13980.40
  1994/04/30      21598.03                    14159.35
  1994/05/31      20440.78                    14391.57
  1994/06/30      18918.07                    14038.97
  1994/07/31      20879.32                    14499.45
  1994/08/31      22657.83                    15093.93
  1994/09/30      22962.38                    14724.13
  1994/10/31      25021.07                    15055.42
  1994/11/30      24314.54                    14507.10
  1994/12/31      25138.57                    14722.24
  1995/01/31      24467.87                    15103.99
  1995/02/28      25337.29                    15692.59
  1995/03/31      25473.91                    16155.68
  1995/04/30      26593.13                    16631.47
  1995/05/31      27505.97                    17296.23
  1995/06/30      30405.58                    17698.02
  1995/07/31      33318.60                    18284.88
  1995/08/31      33399.15                    18330.78
  1995/09/30      34285.14                    19104.34
  1995/10/31      30875.42                    19036.14
  1995/11/30      31023.08                    19871.82
  1995/12/31      29504.05                    20254.55
  1996/01/31      28582.05                    20944.02
  1996/02/29      30871.16                    21138.17
  1996/03/31      30569.12                    21341.73
  1996/04/30      32572.09                    21656.31
  1996/05/31      34416.10                    22214.82
  1996/06/30      32921.82                    22299.46
  1996/07/31      30060.43                    21314.27
  1996/08/31      31570.61                    21763.79
  1996/09/30      34416.10                    22988.66
  1996/10/31      32969.51                    23622.68
  1996/11/30      34527.37                    25408.32
  1996/12/31      33796.13                    24904.98
  1997/01/31      35226.82                    26461.05
  1997/02/28      31284.47                    26668.50
  1997/03/31      28566.15                    25572.69
  1997/04/30      29742.50                    27099.38
  1997/05/31      33907.41                    28749.19
  1997/06/30      35099.65                    30037.16
  1997/07/31      39566.59                    32427.21
  1997/08/31      39407.62                    30610.64
  1997/09/30      42110.04                    32287.18
  1997/10/31      37198.00                    31208.79
  1997/11/30      37500.03                    32653.45
  1997/12/31      35837.88                    33214.11
  1998/01/31      35758.25                    33581.45
  1998/02/28      40098.61                    36003.35
  1998/03/31      41452.49                    37847.08
  1998/04/30      42391.48                    38227.82
  1998/05/31      40333.83                    37570.69
  1998/06/30      43290.45                    39096.81
  1998/07/31      44369.22                    38680.43
  1998/08/31      35379.51                    33088.01
  1998/09/30      40353.81                    35207.63
  1998/10/31      43789.88                    38071.42
  1998/11/30      50202.54                    40378.93
  1998/12/31      60091.22                    42705.56
  1999/01/31      70259.58                    44491.51
  1999/02/28      65365.18                    43108.71
  1999/03/31      75453.64                    44833.49
  1999/04/30      80250.25                    46569.89
  1999/05/31      77188.21                    45470.38
  1999/06/30      83230.10                    47993.98
  1999/07/31      81586.04                    46495.61
  1999/08/31      80120.00                    46265.46
IMATRL PRASUN   SHR__CHT 19990831 19990914 120203 R00000000000113

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Developing Communications Portfolio on June 29, 1990, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $80,120 - a 701.20% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $46,265 - a 362.65% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                 % OF FUND'S NET ASSETS

Cisco Systems, Inc.               10.0

Motorola, Inc.                    8.3

MCI WorldCom, Inc.                5.4

Lucent Technologies, Inc.         5.2

AT&T Corp.                        4.1

JDS Uniphase Corp.                3.8

MediaOne Group, Inc.              3.4

Cox Communications, Inc.          3.1
Class A

Nokia AB sponsored ADR            3.0

Comcast Corp. Class A (special)   3.0

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Communications Equipment 23.6%
Electronics 18.3%
Telephone Services 13.1%
Broadcasting 11.5%
Computer Services
& Software 10.2%
All Others 23.3%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 23.3
Row: 1, Col: 2, Value: 10.2
Row: 1, Col: 3, Value: 11.5
Row: 1, Col: 4, Value: 13.1
Row: 1, Col: 5, Value: 18.3
Row: 1, Col: 6, Value: 23.6

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

DEVELOPING COMMUNICATIONS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Andrew Kaplan)

Andrew Kaplan, Portfolio Manager of Fidelity Select Developing
Communications Portfolio

Q. HOW DID THE FUND PERFORM, ANDY?

A. For the six-month period that ended August 31, 1999, the fund posted a total return of 22.58%. In comparison, the Standard and Poor's 500 Index returned 7.32% during the same six-month period, and the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - returned 28.97%. For the 12-month period that ended August 31, 1999, the fund returned 126.48%, while the S&P 500 and Goldman Sachs indexes returned 39.82% and 109.92%, respectively.

Q. WHAT FACTORS INFLUENCED PERFORMANCE?

A. Relative to the Goldman Sachs index, returns were curbed by the fund's overweighted position in cable stocks, which suffered during the period, and its underweighted position in semiconductor and software firms, which enjoyed a strong six months. The fund benefited, however, from some good stock picks and favorable industry weightings. Most notably, the fund's overweighting in telecommunications equipment companies relative to the Goldman Sachs index bolstered performance. Also helping returns was the fund's healthy exposure to networking firms, providers of infrastructure to the Internet, such as Cisco Systems. Timely trading of Internet stocks such as America Online and Yahoo! during the period also proved beneficial, although I did cut back on these positions as they hit their price targets in the early spring.

Q. WHAT WERE SOME OF YOUR STRATEGIES DURING THE SIX-MONTH PERIOD?

A. I directed some assets toward a number of emerging companies in the world of computer networks and communications equipment. For example, there were several attractive IPOs, namely Brocade Communications and Juniper Networks, over the past six months that boosted relative performance. In technology, you tend to want to own the leaders, but you must keep a watchful eye on the sector as new industries are developing all the time. It is critical to find the leaders in emerging technologies whenever you can.

Q. WHICH STOCKS PERFORMED WELL FOR THE FUND?

A. Cisco Systems was a strong performer for the fund during the period. Investors rallied around the stock, cognizant of the value of infrastructure to the Internet's development. Motorola doubly benefited from the semiconductor rally and from a sharp recovery in its mobile handset business. While the fund no longer owns America Online, its performance early in the period also boosted fund returns. Nokia, a leader in wireless handsets, also performed well for the fund.

Q. WHICH STOCKS DISAPPOINTED?

A. AT&T wilted amid a negative pricing environment in telecommunications services. Its stock also weakened as a result of the earnings dilution created by its cable acquisitions. Critical Path, a provider of business-to-business Internet messaging solutions, fell sharply amid the Internet stock correction of the late spring and early summer. Other Internet-related service firms, such as Concentric Network and Northpoint Communications, also faltered during the period, hurting fund performance.

Q. WHAT'S YOUR OUTLOOK, ANDY?

A. In terms of the economy, the domestic outlook looks favorable and the conditions in Asia have improved significantly over the past six months. While still a small percentage of overall technology spending, Asia remains a meaningful part of the growth equation. A sustained recovery there spells good things for the sector over the next several years. Down the road, I will consider further concentrating the fund's telecommunications positions in data networking firms. Many of the best companies from the traditional telecom world are moving into data networking, especially into the Internet. To the extent that they're successful at doing this, they may become important parts of the portfolio.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: June 29, 1990

FUND NUMBER: 518

TRADING SYMBOL: FSDCX

SIZE: as of August 31, 1999, more than $1.0 billion

MANAGER: Andrew Kaplan, since 1998;
manager, Fidelity Select Technology Portfolio, since 1998; Fidelity Select Electronics Portfolio,
1996-1998; joined Fidelity in 1995

DEVELOPING COMMUNICATIONS PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 92.2%

                                SHARES                       VALUE (NOTE 1)

ADVERTISING - 0.7%

DoubleClick, Inc. (a)            80,000                      $ 7,990,000

BROADCASTING - 11.5%

AT&T Corp. (Liberty Media        350,000                      11,200,000
Group)  Class A (a)

Cablevision Systems Corp.        1,000                        70,000
Class A (a)

CBS Corp. (a)                    74,600                       3,506,200

Comcast Corp. Class A            1,000,000                    32,625,000
(special)

Cox Communications, Inc.         900,000                      33,468,750
Class A (a)

MediaOne Group, Inc.             575,000                      37,806,250

Time Warner, Inc.                125,000                      7,414,063

                                                              126,090,263

CELLULAR - 4.6%

QUALCOMM, Inc.                   50,000                       9,609,375

Sprint Corp. Series 1 (PCS       250,000                      14,937,500
Group)

Vodafone AirTouch PLC            129,250                      25,922,703
sponsored ADR

                                                              50,469,578

COMMUNICATIONS EQUIPMENT -
23.6%

ADC Telecommunications, Inc.     208,000                      7,709,000
(a)

Advanced Fibre                   500,000                      8,156,250
Communications, Inc. (a)

Ciena Corp. (a)                  225,000                      7,903,125

Cisco Systems, Inc. (a)          1,615,000                    109,517,184

Lucent Technologies, Inc.        888,440                      56,915,688

Newbridge Networks Corp. (a)     846,400                      23,251,189

Nokia AB sponsored ADR           400,000                      33,350,000

Tekelec (a)                      300,000                      4,837,500

Tellabs, Inc. (a)                100,000                      5,956,250

Terayon Communication            50,000                       1,800,000
Systems, Inc. (a)

                                                              259,396,186

COMPUTER SERVICES & SOFTWARE
- 10.2%

Amdocs Ltd. (a)                  250,000                      6,562,500

At Home Corp. Series A (a)       381,688                      15,315,231

Aware, Inc. (a)                  443,500                      14,857,250

BroadVision, Inc. (a)            150,000                      14,934,375

Concentric Network Corp. (a)     300,000                      6,581,250

Internet Capital Group, Inc.     5,210                        390,750
(a)

Micromuse, Inc. (a)              100,000                      5,712,500

Networks Associates, Inc. (a)    300,000                      5,062,500

Polycom, Inc. (a)                2,200                        80,438

PSINet, Inc. (a)                 168,000                      8,043,000

Redback Networks, Inc.           72,000                       7,740,000

Siebel Systems, Inc. (a)         32,900                       2,259,819

US Interactive, Inc. (a)         2,605                        54,054

Verio, Inc. (a)                  250,000                      9,296,875

Yahoo!, Inc. (a)                 100,000                      14,750,000

                                                              111,640,542



                                SHARES                       VALUE (NOTE 1)

COMPUTERS & OFFICE EQUIPMENT
- 5.8%

Computer Network Technology      779,000                     $ 12,317,938
Corp. (a)

Comverse Technology, Inc. (a)    339,650                      26,492,700

Juniper Networks, Inc.           60,800                       12,464,000

MMC Networks, Inc. (a)           200,000                      6,175,000

Netopia, Inc. (a)                80,000                       2,210,000

Safeguard Scientifics, Inc.      52,100                       3,503,725
(a)

                                                              63,163,363

CONSUMER ELECTRONICS - 0.5%

Gemstar International Group      75,000                       5,175,000
Ltd. (a)

ELECTRICAL EQUIPMENT - 2.1%

Ericsson (L.M.) Telefon AB       410,500                      13,366,906
ADR Class B

Scientific-Atlanta, Inc.         200,000                      10,250,000

                                                              23,616,906

ELECTRONIC INSTRUMENTS - 0.0%

Photon Dynamics, Inc. (a)        10,000                       165,000

ELECTRONICS - 18.3%

Altera Corp. (a)                 200,000                      8,425,000

Analog Devices, Inc. (a)         200,000                      10,300,000

Broadcom Corp. Class A (a)       81,600                       10,506,000

Brocade Communications           130,800                      24,606,750
Systems, Inc.

JDS Uniphase Corp. (a)           389,368                      41,297,344

Motorola, Inc.                   983,100                      90,690,975

QLogic Corp. (a)                 79,400                       6,912,763

Texas Instruments, Inc.          20,000                       1,641,250

Vitesse Semiconductor Corp.      17,400                       1,183,200
(a)

Xilinx, Inc. (a)                 75,000                       5,245,313

                                                              200,808,595

GAS - 0.7%

Williams Companies, Inc.         200,000                      8,250,000

PACKAGING & CONTAINERS - 1.1%

Corning, Inc.                    182,000                      12,103,000

TELEPHONE SERVICES - 13.1%

AT&T Corp.                       1,000,000                    45,000,000

MCI WorldCom, Inc. (a)           784,146                      59,399,060

McLeodUSA, Inc. Class A (a)      100,000                      3,337,500

Metromedia Fiber Network,        510,000                      15,013,125
Inc.  Class A (a)

NEXTLINK Communications, Inc.    250,000                      12,593,750
 Class A (a)

Rhythms NetConnections, Inc.     68,800                       2,631,600
(a)

WinStar Communications, Inc.     124,000                      6,300,750
(a)

                                                              144,275,785

TOTAL COMMON STOCKS                                           1,013,144,218
(Cost $821,903,673)

CASH EQUIVALENTS - 13.2%

                                SHARES                       VALUE (NOTE 1)

Central Cash Collateral Fund,    49,238,500                  $ 49,238,500
5.26% (b)

Taxable Central Cash Fund,       95,283,138                   95,283,138
5.20% (b)

TOTAL CASH EQUIVALENTS                                        144,521,638
(Cost $144,521,638)

TOTAL INVESTMENT PORTFOLIO -                                  1,157,665,856
105.4%
(Cost $966,425,311)

NET OTHER ASSETS - (5.4%)                                     (59,505,636)

NET ASSETS - 100%                                           $ 1,098,160,220

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,172,176,911 and $858,877,162, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $23,729 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $49,297,269 The fund received cash collateral of $49,238,500 which was invested in the Central Cash Collateral Fund.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $36,346,857. The weighted average interest rate was 5.29%. Interest earned from the interfund lending program amounted to $37,362 and is included in interest income on the Statement of Operations.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $971,491,986. Net unrealized appreciation aggregated $186,173,870, of which $228,013,584 related to appreciated investment securities and $41,839,714 related to depreciated investment securities.

DEVELOPING COMMUNICATIONS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                  AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                  $ 1,157,665,856
value  (cost $966,425,311) -
 See accompanying schedule

Receivable for investments                     21,196,477
sold

Receivable for fund shares                     6,626,410
sold

Dividends receivable                           56,394

Interest receivable                            400,519

Redemption fees receivable                     30,351

Other receivables                              660,621

 TOTAL ASSETS                                  1,186,636,628

LIABILITIES

Payable for investments         $ 25,984,826
purchased

Payable for fund shares          12,140,890
redeemed

Accrued management fee           531,011

Other payables and  accrued      581,181
expenses

Collateral on securities         49,238,500
loaned,  at value

 TOTAL LIABILITIES                             88,476,408

NET ASSETS                                    $ 1,098,160,220

Net Assets consist of:

Paid in capital                               $ 836,572,623

Accumulated net investment                     (2,516,742)
loss

Accumulated undistributed net                  72,863,794
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                    191,240,545
(depreciation) on investments

NET ASSETS, for 28,162,325                    $ 1,098,160,220
shares outstanding

NET ASSET VALUE and                            $38.99
redemption price per share
($1,098,160,220 (divided by)
28,162,325 shares)

Maximum offering price per                     $40.20
share (100/97.00 of $38.99)

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED AUGUST 31,
                                       1999 (UNAUDITED)

INVESTMENT INCOME                             $ 930,143
Dividends

Interest                                       2,420,328

Security lending                               45,400

 TOTAL INCOME                                  3,395,871

EXPENSES

Management fee                   $ 3,007,867

Transfer agent fees               2,372,311

Accounting and security           335,139
lending fees

Non-interested trustees'          1,930
compensation

Custodian fees and expenses       20,203

Registration fees                 204,774

Audit                             8,142

Legal                             2,714

 Total expenses before            5,953,080
reductions

 Expense reductions               (40,467)     5,912,613

NET INVESTMENT INCOME (LOSS)                   (2,516,742)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            76,211,880

 Foreign currency transactions    1,432        76,213,312

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            67,283,628

 Assets and liabilities in        (1,555)      67,282,073
foreign currencies

NET GAIN (LOSS)                                143,495,385

NET INCREASE (DECREASE) IN                    $ 140,978,643
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 4,102,715
charges paid to FDC

 Sales charges - Retained by                  $ 4,093,971
FDC

 Deferred sales charges                       $ 1,380
withheld   by FDC

 Exchange fees withheld by FSC                $ 27,015

 Expense reductions  Directed                 $ 38,371
brokerage arrangements

  Custodian credits                            1,190

  Transfer agent credits                       906

                                              $ 40,467

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (2,516,742)                $ (1,996,908)
income (loss)

 Net realized gain (loss)         76,213,312                   53,731,227

 Change in net unrealized         67,282,073                   97,390,680
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       140,978,643                  149,124,999
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (28,177,745)                 (820,226)
from net realized gains

Share transactions Net            897,031,286                  606,604,197
proceeds from sales of shares

 Reinvestment of distributions    27,382,252                   808,781

 Cost of shares redeemed          (552,314,094)                (383,100,933)

 NET INCREASE (DECREASE) IN       372,099,444                  224,312,045
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  1,198,660                    1,088,615

  TOTAL INCREASE (DECREASE)       486,099,002                  373,705,433
IN NET ASSETS

NET ASSETS

 Beginning of period              612,061,218                  238,355,785

 End of period (including        $ 1,098,160,220              $ 612,061,218
accumulated net investment
loss of $2,516,742 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             23,263,892                   21,247,025

 Issued in reinvestment of        689,559                      39,007
distributions

 Redeemed                         (14,494,649)                 (14,419,633)

 Net increase (decrease)          9,458,802                    6,866,399


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 f

Net asset value, beginning of    $ 32.72                      $ 20.14                   $ 19.68    $ 19.42    $ 20.40
period

Income from Investment
Operations

 Net investment income (loss)     (.09)                        (.16)                     (.18)      (.18)      (.17)
D

 Net realized and unrealized      7.46                         12.72                     4.95       .42        4.17
gain (loss)

 Total from investment            7.37                         12.56                     4.77       .24        4.00
operations

Less Distributions

 From net realized gain           (1.14)                       (.07)                     (4.35)     -          (5.00)

Redemption fees added to paid     .04                          .09                       .04        .02        .02
in capital

Net asset value, end of period   $ 38.99                      $ 32.72                   $ 20.14    $ 19.68    $ 19.42

TOTAL RETURN B, C                 22.58%                       63.01%                    28.17%     1.34%      21.84%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,098,160                  $ 612,061                 $ 238,356  $ 220,360  $ 333,185
(000 omitted)

Ratio of expenses to average      1.14% A                      1.38%                     1.61%      1.64%      1.53%
net assets

Ratio of expenses to average      1.13% A, E                   1.34% E                   1.55% E    1.62% E    1.51% E
net assets after  expense
reductions

Ratio of net investment           (.48)% A                     (.64)%                    (.82)%     (.86)%     (.78)%
income (loss) to average net
assets

Portfolio turnover rate           185% A                       299%                      383%       202%       249%



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 19.65
period

Income from Investment
Operations

 Net investment income (loss)     (.16)
D

 Net realized and unrealized      2.55
gain (loss)

 Total from investment            2.39
operations

Less Distributions

 From net realized gain           (1.67)

Redemption fees added to paid     .03
in capital

Net asset value, end of period   $ 20.40

TOTAL RETURN B, C                 13.63%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 254,426
(000 omitted)

Ratio of expenses to average      1.58%
net assets

Ratio of expenses to average      1.56% E
net assets after  expense
reductions

Ratio of net investment           (.83)%
income (loss) to average net
assets

Portfolio turnover rate           266%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29


ELECTRONICS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT ELECTRONICS              44.66%         161.08%      507.26%       1,651.76%

SELECT ELECTRONICS (LOAD ADJ.)  40.24%         153.17%      488.97%       1,599.14%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Technology                   28.97%         109.92%      n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT ELECTRONICS              161.08%      43.44%        33.15%

SELECT ELECTRONICS (LOAD ADJ.)  153.17%      42.57%        32.75%

S&P 500                         39.82%       25.11%        17.10%

GS Technology                   109.92%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Electronics                 S&P 500
             00008                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9969.44                     9959.00
  1989/10/31       9520.37                     9727.95
  1989/11/30       9546.03                     9926.40
  1989/12/31       9943.78                    10164.64
  1990/01/31      10277.38                     9482.59
  1990/02/28      11098.54                     9604.91
  1990/03/31      11637.43                     9859.44
  1990/04/30      11688.76                     9612.96
  1990/05/31      13408.07                    10550.22
  1990/06/30      13613.36                    10478.48
  1990/07/31      12971.83                    10444.95
  1990/08/31      10944.58                     9500.72
  1990/09/30       9289.42                     9038.04
  1990/10/31       8955.82                     8999.18
  1990/11/30       9879.63                     9580.52
  1990/12/31      10521.29                     9847.82
  1991/01/31      11985.79                    10277.18
  1991/02/28      13039.21                    11012.00
  1991/03/31      13732.92                    11278.49
  1991/04/30      13810.00                    11305.56
  1991/05/31      14259.62                    11793.96
  1991/06/30      12525.35                    11253.80
  1991/07/31      13386.06                    11778.23
  1991/08/31      13938.46                    12057.37
  1991/09/30      12872.20                    11856.01
  1991/10/31      13501.68                    12014.88
  1991/11/30      12679.50                    11530.68
  1991/12/31      14233.93                    12849.79
  1992/01/31      15916.82                    12610.79
  1992/02/29      16790.39                    12774.73
  1992/03/31      15467.20                    12525.62
  1992/04/30      15171.73                    12893.87
  1992/05/31      15197.42                    12957.05
  1992/06/30      14092.62                    12763.99
  1992/07/31      14837.72                    13286.04
  1992/08/31      14991.88                    13013.68
  1992/09/30      15531.43                    13167.24
  1992/10/31      16700.46                    13213.32
  1992/11/30      17792.41                    13663.90
  1992/12/31      18139.27                    13831.96
  1993/01/31      18755.90                    13948.15
  1993/02/28      18344.81                    14137.85
  1993/03/31      18987.14                    14436.15
  1993/04/30      18652.45                    14086.80
  1993/05/31      20524.15                    14464.33
  1993/06/30      20898.49                    14506.27
  1993/07/31      21492.27                    14448.25
  1993/08/31      23338.15                    14995.84
  1993/09/30      23725.40                    14880.37
  1993/10/31      23273.61                    15188.39
  1993/11/30      23092.90                    15044.10
  1993/12/31      23958.31                    15226.14
  1994/01/31      25613.23                    15743.82
  1994/02/28      26827.84                    15317.17
  1994/03/31      26539.37                    14649.34
  1994/04/30      26463.46                    14836.85
  1994/05/31      26387.54                    15080.17
  1994/06/30      24975.55                    14710.71
  1994/07/31      25491.76                    15193.22
  1994/08/31      27981.73                    15816.14
  1994/09/30      27177.04                    15428.65
  1994/10/31      28285.38                    15775.79
  1994/11/30      27921.00                    15201.24
  1994/12/31      28072.82                    15426.67
  1995/01/31      27268.14                    15826.69
  1995/02/28      30061.76                    16443.45
  1995/03/31      33159.03                    16928.70
  1995/04/30      36863.61                    17427.25
  1995/05/31      39550.95                    18123.82
  1995/06/30      45183.73                    18544.83
  1995/07/31      51940.04                    19159.78
  1995/08/31      52623.26                    19207.87
  1995/09/30      53564.59                    20018.44
  1995/10/31      52091.87                    19946.98
  1995/11/30      50786.15                    20822.65
  1995/12/31      47434.17                    21223.69
  1996/01/31      49037.43                    21946.15
  1996/02/29      51930.65                    22149.59
  1996/03/31      48890.00                    22362.89
  1996/04/30      54473.75                    22692.52
  1996/05/31      55911.14                    23277.76
  1996/06/30      51211.95                    23366.44
  1996/07/31      48742.58                    22334.12
  1996/08/31      51101.39                    22805.14
  1996/09/30      57993.53                    24088.62
  1996/10/31      58454.24                    24752.98
  1996/11/30      67226.06                    26624.06
  1996/12/31      67226.06                    26096.63
  1997/01/31      77730.13                    27727.15
  1997/02/28      69935.00                    27944.53
  1997/03/31      65069.96                    26796.29
  1997/04/30      71133.37                    28396.03
  1997/05/31      78949.33                    30124.78
  1997/06/30      78463.36                    31474.37
  1997/07/31      92090.68                    33978.79
  1997/08/31      95573.44                    32075.30
  1997/09/30      99116.94                    33832.06
  1997/10/31      84416.45                    32702.07
  1997/11/30      83809.00                    34215.85
  1997/12/31      76449.62                    34803.33
  1998/01/31      77690.28                    35188.26
  1998/02/28      86821.56                    37726.04
  1998/03/31      84340.23                    39657.99
  1998/04/30      88310.35                    40056.94
  1998/05/31      76499.25                    39368.37
  1998/06/30      78012.86                    40967.51
  1998/07/31      81288.20                    40531.21
  1998/08/31      65085.15                    34671.20
  1998/09/30      73695.35                    36892.24
  1998/10/31      88186.29                    39893.06
  1998/11/30     100245.53                    42310.97
  1998/12/31     115530.49                    44748.93
  1999/01/31     139400.83                    46620.33
  1999/02/28     117465.92                    45171.37
  1999/03/31     122230.07                    46978.68
  1999/04/30     124761.02                    48798.16
  1999/05/31     129152.96                    47646.04
  1999/06/30     153991.02                    50290.39
  1999/07/31     158705.54                    48720.33
  1999/08/31     169914.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 123226 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Electronics Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $169,914 - a 1,599.14% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Micron Technology, Inc.       7.0

Microsoft Corp.               5.1

Texas Instruments, Inc.       4.8

Analog Devices, Inc.          4.8

Altera Corp.                  4.7

LSI Logic Corp.               4.2

Motorola, Inc.                4.2

LAM Research Corp.            3.7

Rambus, Inc.                  3.5

Linear Technology Corp.       3.1

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Electronics 56.9%
Computers &
Office Equipment 9.2%
Computer Services
& Software 8.8%
Electronic Instruments 8.5%
Communications Equipment 3.1%
All Others 13.5%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 13.5
Row: 1, Col: 2, Value: 3.1
Row: 1, Col: 3, Value: 8.5
Row: 1, Col: 4, Value: 8.800000000000001
Row: 1, Col: 5, Value: 9.199999999999999
Row: 1, Col: 6, Value: 56.9

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

ELECTRONICS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Matthew Grech)

Matthew Grech,
Portfolio Manager
of Fidelity Select
Electronics Portfolio

Q. HOW DID THE FUND PERFORM, MATT?

A. It did very well. For the six-month period that ended on August 31, 1999, the fund had a total return of 44.66%. For the 12-month period ending August 31, 1999, it returned 161.08%. For the comparable periods, the Standard & Poor's 500 Index returned 7.32% and 39.82%, respectively. The fund did quite well against the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - which returned 28.97% and 109.92% for the same six-month and 12-month periods.

Q. THE FUND OUTPERFORMED THE INDUSTRY INDEX BY A FAIRLY WIDE MARGIN.
WHY?

A. The main reason was that the fund was weighted fairly heavily toward semiconductor stocks, which have done quite well since last October. The Goldman Sachs Technology Index is a bit more broadly based across the sector, so the fund had the benefit of a particularly strong semiconductor environment within a technology environment that itself was strengthening. A number of factors contributed to the overall strength of the industry. The personal computer environment improved greatly, with aggressive pricing driving stronger PC demand on the consumer side and lower levels of concern about the Y2K millennium bug spurring PC spending on the corporate side. The cellular phone, or "wireless", business also was terrific. The recovery in semiconductors came largely on the back of these improvements in the PC and wireless segments. Emerging signs of economic reawakening in South Korea and Japan also helped the investment environment for technology stocks.

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS PERIOD?

A. Last fall, as the broad market showed signs of improvement, I began to concentrate the fund more in the semiconductor segment, including semiconductor equipment manufacturers. I also tended to focus more on companies that I believed were well-positioned for turnaround and those whose business applications were closely aligned with the wireless industry, which I believed would do well.

Q. WHICH STOCKS PERFORMED WELL DURING THE PERIOD?

A. Texas Instruments (TI) continued to be a very successful turnaround story. With the sale of its memory business to Micron Technology, TI demonstrated increased earnings by continuing to grow its market share as a leading provider of digital signal processing (DSP), which is closely aligned with the cellular telephone market. Analog Devices, which derives about one-quarter of its revenues from DSPs, also did well on the resurgence of the wireless market. LAM Research, a maker of semiconductor equipment, is another great turnaround story that helped fund performance. Xilinx and Altera, two programmable logic companies, both performed well on the strength in the networking and telecommunications businesses. Micron Technology benefited from a firming of prices in the recovering digital random access memory
(DRAM) market and made a strong contribution to fund performance.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. No major disappointments spring to mind. However, Cadence Design, a leading electronic design company whose product is used in the design of semiconductors, did not recover in step with the semiconductor industry as a whole and continued to show some earnings weakness. SpeedFam-IPEC, a semiconductor equipment company that lost market share, also hurt fund performance during the period.

Q. WHAT'S YOUR NEAR-TERM OUTLOOK FOR THE FUND, MATT?

A. I'm actually quite cautious at the moment. I've become increasingly concerned about the high valuations of some of the companies in the semiconductor and semiconductor equipment segments. I'm also concerned about the technology sector as a whole. So much good news has been priced into many of these names that I'm now feeling more and more cautious about their ability to meet expectations. I believe there is a good likelihood that corporate America will tone down its capital spending on information technology during the fourth quarter of the year based on concerns about Y2K. I don't think that viewpoint is currently reflected in the stocks, and as a result, there may be some disappointments in the short term.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 008

TRADING SYMBOL: FSELX

SIZE: as of August 31, 1999, more than
$4.2 billion

MANAGER: Matthew Grech, since 1998;
analyst, semiconductor equipment, electronic distribution, components, electronic design automation and electronic contract manufacturing industries, since 1996; joined
Fidelity in 1996

ELECTRONICS PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets



COMMON STOCKS - 91.3%

                                 SHARES                         VALUE (NOTE 1)

COMMUNICATIONS EQUIPMENT - 3.1%

ADC Telecommunications, Inc.      150,000                       $ 5,559,375
(a)

Ciena Corp. (a)                   350,000                        12,293,750

Cisco Systems, Inc. (a)           100,000                        6,781,250

Jabil Circuit, Inc. (a)           2,330,000                      104,413,125

                                                                 129,047,500

COMPUTER SERVICES & SOFTWARE
- 8.8%

America Online, Inc. (a)          25,000                         2,282,813

Cadence Design Systems, Inc.      6,855,700                      93,408,913
(a)

IMS Health, Inc.                  574,200                        15,862,275

Legato Systems, Inc. (a)          338,200                        14,563,738

Microsoft Corp. (a)               2,340,000                      216,596,250

Scient Corp.                      1,200                          75,750

Synopsys, Inc. (a)                525,000                        29,367,188

                                                                 372,156,927

COMPUTERS & OFFICE EQUIPMENT
- 9.2%

Adaptec, Inc. (a)                 2,575,000                      100,425,000

Compaq Computer Corp.             2,400,000                      55,650,000

Creative Technology Ltd.          100,000                        981,250
(NASDAQ)

Gateway, Inc. (a)                 781,270                        75,734,361

Lexmark International Group,      200,000                        15,750,000
Inc.  Class A (a)

Quantum Corp. - DLT & Storage     1,299,100                      23,789,769
Systems (a)

SCI Systems, Inc. (a)             2,317,500                      115,440,469

                                                                 387,770,849

CONSUMER ELECTRONICS - 0.3%

Gemstar International Group       200,000                        13,800,000
Ltd. (a)

ELECTRICAL EQUIPMENT - 0.2%

Ericsson (L.M.) Telefon AB        300,000                        9,768,750
ADR Class B

ELECTRONIC INSTRUMENTS - 8.5%

Applied Materials, Inc. (a)       28,400                         2,018,175

KLA-Tencor Corp. (a)              1,215,600                      76,354,875

LAM Research Corp. (a)(c)         2,758,227                      155,667,436

Novellus Systems, Inc. (a)        1,199,100                      64,676,456

Teradyne, Inc. (a)                856,600                        58,302,338

                                                                 357,019,280

ELECTRONICS - 56.9%

Altera Corp. (a)                  4,743,300                      199,811,513

Analog Devices, Inc. (a)          3,913,400                      201,540,100

Arm Holdings PLC sponsored        243,900                        10,274,288
ADR (a)

Avnet, Inc.                       200,000                        8,850,000



                                 SHARES                         VALUE (NOTE 1)

AVX Corp.                         765,700                       $ 22,923,144

Broadcom Corp. Class A (a)        20,000                         2,575,000

Dallas Semiconductor Corp.        1,098,500                      55,474,250

DII Group, Inc. (a)               220,000                        7,796,250

Etec Systems, Inc. (a)            730,300                        32,133,200

Flextronics International         75,000                         4,401,563
Ltd. (a)

Intel Corp.                       1,200,000                      98,625,000

KEMET Corp. (a)                   237,500                        6,130,469

Lattice Semiconductor Corp.       411,600                        25,364,850
(a)

Linear Technology Corp.           2,111,020                      132,862,321

LSI Logic Corp. (a)               3,154,800                      179,034,900

Maxim Integrated Products,        1,728,900                      116,376,581
Inc. (a)

Methode Electronics, Inc.         684,000                        12,312,000
Class A

Microchip Technology, Inc. (a)    1,351,050                      73,969,988

Micron Technology, Inc. (a)       3,970,000                      296,013,120

Molex, Inc. Class A               300,000                        8,437,500

Motorola, Inc.                    1,923,300                      177,424,425

National Semiconductor Corp.      2,515,100                      70,894,381
(a)

PCD, Inc. (a)                     200,000                        1,687,500

PMC-Sierra, Inc. (a)              389,200                        36,195,600

Rambus, Inc. (a)(c)               1,523,800                      147,808,600

RF Micro Devices, Inc. (a)        50,000                         2,196,875

Sanmina Corp. (a)                 1,309,900                      98,242,500

Solectron Corp. (a)               484,200                        37,888,650

Texas Instruments, Inc.           2,487,400                      204,122,263

Vitesse Semiconductor Corp.       779,700                        53,019,600
(a)

Xilinx, Inc. (a)                  1,140,700                      79,777,706

                                                                 2,404,164,137

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.1%

ASM Lithography Holding NV (a)    636,600                        40,185,375

PRI Automation, Inc. (a)          811,600                        23,232,050

SpeedFam-IPEC, Inc. (a)(c)        1,849,760                      18,266,380

Varian Semiconductor              356,900                        8,119,475
Equipment Associates, Inc.
(a)

                                                                 89,803,280

METALS & MINING - 0.4%

Cable Design Technology Corp.     796,000                        16,765,750
(a)

SERVICES - 0.0%

Gartner Group, Inc. Class B       74,760                         1,532,580
(a)

TELEPHONE SERVICES - 1.8%

Level 3 Communications, Inc.      360,000                        21,510,000
(a)

MCI WorldCom, Inc. (a)            605,000                        45,828,750

Metromedia Fiber Network,         321,700                        9,470,044
Inc.  Class A (a)

                                                                 76,808,794

TOTAL COMMON STOCKS                                              3,858,637,847
(Cost $2,501,956,202)

CASH EQUIVALENTS - 11.5%

                                 SHARES                         VALUE (NOTE 1)

Central Cash Collateral Fund,     88,402,500                    $ 88,402,500
5.26% (b)

Taxable Central Cash Fund,        398,114,200                    398,114,200
5.20% (b)

TOTAL CASH EQUIVALENTS                                           486,516,700
(Cost $486,516,700)

TOTAL INVESTMENT PORTFOLIO -                                   $ 4,345,154,547
102.8%  (Cost $2,988,472,902)

NET OTHER ASSETS - (2.8%)                                       (119,116,983)

NET ASSETS - 100%                                              $ 4,226,037,564


LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $2,144,688,693 and $2,150,384,982, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $170,536 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $81,767,313. The fund received cash collateral of $88,402,500 which was invested in the Central Cash Collateral Fund.

Transactions during the period with companies which are or were affiliates are as follows:

                                    PURCHASES             SALES                 DIVIDEND       VALUE
AFFILIATE                           COST                  COST                  INCOME
LAM Research Corp.                  $ 1,712,810           $ -                   $ -            $ 155,667,436
Rambus, Inc.                          32,148,678            -                     -              147,808,600
SpeedFam-IPEC, Inc.                   6,675,764             -                     -               18,266,380
Totals                              $ 40,537,252          $ -                   $ -            $ 321,742,416


INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $3,006,294,216. Net unrealized appreciation aggregated $1,338,860,331, of which $1,398,962,872 related to appreciated investment securities and $60,102,541 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $102,009,000 all of which will expire on February 28, 2007.

ELECTRONICS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                  AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                  $ 4,345,154,547
value  (cost $2,988,472,902)
-  See accompanying schedule

Receivable for investments                     8,280,748
sold

Receivable for fund shares                     17,954,148
sold

Dividends receivable                           139,159

Interest receivable                            1,403,973

Redemption fees receivable                     12,827

Other receivables                              112,156

 TOTAL ASSETS                                  4,373,057,558

LIABILITIES

Payable for investments         $ 43,904,582
purchased

Payable for fund shares          11,428,020
redeemed

Accrued management fee           1,935,331

Other payables and  accrued      1,349,561
expenses

Collateral on securities         88,402,500
loaned,  at value

 TOTAL LIABILITIES                             147,019,994

NET ASSETS                                    $ 4,226,037,564

Net Assets consist of:

Paid in capital                               $ 2,442,119,178

Accumulated net investment                     (7,904,439)
(loss)

Accumulated undistributed net                  435,141,180
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                    1,356,681,645
(depreciation) on investments

NET ASSETS, for 61,710,653                    $ 4,226,037,564
shares outstanding

NET ASSET VALUE and                            $68.48
redemption price per share
($4,226,037,564 (divided by)
61,710,653 shares)

Maximum offering price per                     $70.60
share (100/97.00 of $68.48)

STATEMENT OF OPERATIONS
                                SIX MONTHS ENDED AUGUST 31,
                                          1999 (UNAUDITED)

INVESTMENT INCOME                              $ 1,454,509
Dividends

Interest                                        7,642,758

Security lending                                232,279

 TOTAL INCOME                                   9,329,546

EXPENSES

Management fee                   $ 9,687,228

Transfer agent fees               6,688,737

Accounting and security           872,510
lending fees

Non-interested trustees'          5,355
compensation

Custodian fees and expenses       39,636

Registration fees                 149,063

Audit                             47,104

Legal                             1,894

 Total expenses before            17,491,527
reductions

 Expense reductions               (257,542)     17,233,985

NET INVESTMENT INCOME (LOSS)                    (7,904,439)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            564,498,843

 Foreign currency transactions    (7,131)       564,491,712

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            666,391,557

 Assets and liabilities in        8,062         666,399,619
foreign currencies

NET GAIN (LOSS)                                 1,230,891,331

NET INCREASE (DECREASE) IN                     $ 1,222,986,892
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 6,414,167
charges paid to FDC

 Sales charges - Retained by                   $ 6,393,671
FDC

 Deferred sales charges                        $ 3,889
withheld   by FDC

 Exchange fees withheld by FSC                 $ 54,203

 Expense reductions  Directed                  $ 248,612
brokerage arrangements

  Custodian credits                             2,418

  Transfer agent credits                        6,512

                                               $ 257,542

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET      SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                          1999 (UNAUDITED)

Operations Net investment       $ (7,904,439)                $ (14,090,154)
income (loss)

 Net realized gain (loss)        564,491,712                  220,496,758

 Change in net unrealized        666,399,619                  431,151,334
appreciation (depreciation)

 NET INCREASE (DECREASE) IN      1,222,986,892                637,557,938
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions Net           1,152,707,040                1,488,308,447
proceeds from sales of shares

 Cost of shares redeemed         (1,036,744,965)              (1,912,074,698)

 NET INCREASE (DECREASE) IN      115,962,075                  (423,766,251)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                 1,540,664                    3,006,511

  TOTAL INCREASE (DECREASE)      1,340,489,631                216,798,198
IN NET ASSETS

NET ASSETS

 Beginning of period             2,885,547,933                2,668,749,735

 End of period (including       $ 4,226,037,564              $ 2,885,547,933
accumulated net investment
loss of $7,904,439 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                            19,637,292                   36,527,830

 Redeemed                        (18,877,033)                 (51,847,162)

 Net increase (decrease)         760,259                      (15,319,332)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                   1998         1997         1996 F

Net asset value, beginning of    $ 47.34                      $ 34.99                $ 37.95      $ 28.18      $ 19.80
period

Income from Investment
Operations

Net investment income (loss) D    (.14)                        (.23)                  (.17)        (.17)        (.08)

Net realized and unrealized       21.25                        12.53                  7.32         9.80         13.51
gain (loss)

Total from investment             21.11                        12.30                  7.15         9.63         13.43
operations

Less Distributions

From net realized gain            -                            -                      (7.60)       -            (5.25)

In excess of net realized gain    -                            -                      (2.60)       -            -

Total distributions               -                            -                      (10.20)      -            (5.25)

Redemption fees added to paid     .03                          .05                    .09          .14          .20
in capital

Net asset value, end of period   $ 68.48                      $ 47.34                $ 34.99      $ 37.95      $ 28.18

TOTAL RETURN B, C                 44.66%                       35.30%                 24.15%       34.67%       72.75%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,226,038                  $ 2,885,548            $ 2,668,750  $ 1,744,017  $ 1,133,362
(000 omitted)

Ratio of expenses to average      1.03% A                      1.18%                  1.18%        1.33%        1.25%
net assets

Ratio of expenses to average      1.02% A, E                   1.15% E                1.12% E      1.29% E      1.22% E
net assets after  expense
reductions

Ratio of net investment           (.47)% A                     (.62)%                 (.42)%       (.54)%       (.28)%
income (loss) to average net
assets

Portfolio turnover rate           140% A                       160%                   435%         341%         366%


FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 17.67
period

Income from Investment
Operations

Net investment income (loss) D    (.18)

Net realized and unrealized       2.11
gain (loss)

Total from investment             1.93
operations

Less Distributions

From net realized gain            -

In excess of net realized gain    -

Total distributions               -

Redemption fees added to paid     .20
in capital

Net asset value, end of period   $ 19.80

TOTAL RETURN B, C                 12.05%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 216,433
(000 omitted)

Ratio of expenses to average      1.72%
net assets

Ratio of expenses to average      1.71% E
net assets after  expense
reductions

Ratio of net investment           (.98)%
income (loss) to average net
assets

Portfolio turnover rate           205%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29



SOFTWARE AND COMPUTER SERVICES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT SOFTWARE AND  COMPUTER   11.04%         73.18%       286.56%       889.52%
SERVICES

SELECT SOFTWARE AND  COMPUTER   7.63%          67.91%       274.89%       859.76%
SERVICES  (LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Technology                   28.97%         109.92%      n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT SOFTWARE AND  COMPUTER   73.18%       31.05%        25.76%
SERVICES

SELECT SOFTWARE AND  COMPUTER   67.91%       30.25%        25.38%
SERVICES  (LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Technology                   109.92%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Software/Computer Svcs      S&P 500
             00028                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9894.81                     9959.00
  1989/10/31      10103.05                     9727.95
  1989/11/30      10398.61                     9926.40
  1989/12/31      10445.77                    10164.64
  1990/01/31      10074.43                     9482.59
  1990/02/28      10335.74                     9604.91
  1990/03/31      10748.35                     9859.44
  1990/04/30      10713.96                     9612.96
  1990/05/31      12061.80                    10550.22
  1990/06/30      12343.75                    10478.48
  1990/07/31      11215.96                    10444.95
  1990/08/31       9648.07                     9500.72
  1990/09/30       8540.91                     9038.04
  1990/10/31       8712.83                     8999.18
  1990/11/30       9833.74                     9580.52
  1990/12/31      10535.17                     9847.82
  1991/01/31      12082.43                    10277.18
  1991/02/28      12962.66                    11012.00
  1991/03/31      13698.47                    11278.49
  1991/04/30      13595.32                    11305.56
  1991/05/31      13842.88                    11793.96
  1991/06/30      12828.30                    11253.80
  1991/07/31      13616.33                    11778.23
  1991/08/31      14722.61                    12057.37
  1991/09/30      14237.67                    11856.01
  1991/10/31      14949.93                    12014.88
  1991/11/30      13313.24                    11530.68
  1991/12/31      15364.99                    12849.79
  1992/01/31      17831.27                    12610.79
  1992/02/29      18367.08                    12774.73
  1992/03/31      17484.58                    12525.62
  1992/04/30      17043.32                    12893.87
  1992/05/31      17311.23                    12957.05
  1992/06/30      16373.57                    12763.99
  1992/07/31      17531.85                    13286.04
  1992/08/31      16223.86                    13013.68
  1992/09/30      17397.90                    13167.24
  1992/10/31      18800.45                    13213.32
  1992/11/30      20439.38                    13663.90
  1992/12/31      20825.48                    13831.96
  1993/01/31      21897.09                    13948.15
  1993/02/28      21763.14                    14137.85
  1993/03/31      22228.03                    14436.15
  1993/04/30      21853.95                    14086.80
  1993/05/31      24318.74                    14464.33
  1993/06/30      25573.39                    14506.27
  1993/07/31      24799.25                    14448.25
  1993/08/31      26472.11                    14995.84
  1993/09/30      27006.00                    14880.37
  1993/10/31      26943.71                    15188.39
  1993/11/30      26276.35                    15044.10
  1993/12/31      27641.83                    15226.14
  1994/01/31      28605.03                    15743.82
  1994/02/28      28986.30                    15317.17
  1994/03/31      25875.96                    14649.34
  1994/04/30      26009.83                    14836.85
  1994/05/31      23406.82                    15080.17
  1994/06/30      21352.87                    14710.71
  1994/07/31      22400.18                    15193.22
  1994/08/31      24830.34                    15816.14
  1994/09/30      25958.99                    15428.65
  1994/10/31      27555.38                    15775.79
  1994/11/30      26924.96                    15201.24
  1994/12/31      27748.57                    15426.67
  1995/01/31      27291.01                    15826.69
  1995/02/28      29558.48                    16443.45
  1995/03/31      31246.37                    16928.70
  1995/04/30      32222.50                    17427.25
  1995/05/31      33096.96                    18123.82
  1995/06/30      36025.35                    18544.83
  1995/07/31      38201.31                    19159.78
  1995/08/31      38465.68                    19207.87
  1995/09/30      40051.89                    20018.44
  1995/10/31      40529.79                    19946.98
  1995/11/30      41678.78                    20822.65
  1995/12/31      40586.23                    21223.69
  1996/01/31      39029.62                    21946.15
  1996/02/29      41433.20                    22149.59
  1996/03/31      40380.20                    22362.89
  1996/04/30      44445.42                    22692.52
  1996/05/31      45995.15                    23277.76
  1996/06/30      43700.13                    23366.44
  1996/07/31      40340.40                    22334.12
  1996/08/31      41180.33                    22805.14
  1996/09/30      46563.00                    24088.62
  1996/10/31      46728.62                    24752.98
  1996/11/30      50431.42                    26624.06
  1996/12/31      49419.82                    26096.63
  1997/01/31      53386.38                    27727.15
  1997/02/28      48122.58                    27944.53
  1997/03/31      45652.84                    26796.29
  1997/04/30      48330.15                    28396.03
  1997/05/31      52422.29                    30124.78
  1997/06/30      52449.04                    31474.37
  1997/07/31      58787.86                    33978.79
  1997/08/31      58507.03                    32075.30
  1997/09/30      60339.13                    33832.06
  1997/10/31      57584.29                    32702.07
  1997/11/30      58854.72                    34215.85
  1997/12/31      56839.71                    34803.33
  1998/01/31      58401.41                    35188.26
  1998/02/28      65208.03                    37726.04
  1998/03/31      70644.49                    39657.99
  1998/04/30      69667.32                    40056.94
  1998/05/31      64224.10                    39368.37
  1998/06/30      72048.73                    40967.51
  1998/07/31      67818.40                    40531.21
  1998/08/31      55423.24                    34671.20
  1998/09/30      67626.11                    36892.24
  1998/10/31      65333.45                    39893.06
  1998/11/30      71457.08                    42310.97
  1998/12/31      82855.35                    44748.93
  1999/01/31      92924.57                    46620.33
  1999/02/28      86443.93                    45171.37
  1999/03/31      90411.05                    46978.68
  1999/04/30      86980.23                    48798.16
  1999/05/31      86933.01                    47646.04
  1999/06/30      98045.58                    50290.39
  1999/07/31      91938.39                    48720.33
  1999/08/31      95976.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990921 142935 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Software and Computer Services Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $95,976 - an 859.76% increase on the initial investment
- and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                 % OF FUND'S NET ASSETS

Microsoft Corp.                   17.2

Siebel Systems, Inc.              7.6

BMC Software, Inc.                6.3

Compuware Corp.                   5.5

Oracle Corp.                      4.8

Automatic Data Processing, Inc.   3.9

First Data Corp.                  3.3

Yahoo!, Inc.                      3.2

Computer Associates               2.8
International, Inc.

America Online, Inc.              2.6

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Computer Services & Software 87.1%
Computers &
Office Equipment 2.3%
Broadcasting 0.9%
Communications Equipment 0.8%
Services 0.4%
All Others 8.5%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 8.5
Row: 1, Col: 2, Value: 0.4
Row: 1, Col: 3, Value: 0.8
Row: 1, Col: 4, Value: 0.9
Row: 1, Col: 5, Value: 2.3
Row: 1, Col: 6, Value: 87.09999999999999

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

SOFTWARE AND COMPUTER SERVICES PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of John Porter) (photograph of Dylan Yolles)

NOTE TO SHAREHOLDERS: On September 1, 1999, after the period covered by this report, Dylan Yolles (right) became Portfolio Manager of Fidelity Select Software and Computer Services Portfolio. The following is an interview with John Porter, who managed the fund during the period covered by this report, with additional comments from Dylan Yolles.

Q. HOW DID THE FUND PERFORM, JOHN?

J.P. For the six- and 12-month periods ending August 31, 1999, the fund returned 11.04% and 73.18%, respectively. By comparison, the Standard & Poor's 500 Index returned 7.32% and 39.82% for the same time periods. The fund also compares itself to the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - which returned 28.97% and 109.92% over the same six- and 12-month periods.

Q. WHY DID THE FUND'S PERFORMANCE LAG THAT OF THE GOLDMAN SACHS INDEX?

J.P. The fund invests primarily in a much narrower range of generally less cyclical computer services and software stocks than those in the broadly based Goldman Sachs Technology Index. During prolonged periods of extraordinary returns - positive or negative - such as we've seen during the past several years, the fund generally produces a more modest return.

Q. WHICH STOCKS STOOD OUT IN THIS ENVIRONMENT?

J.P. Microsoft, the fund's number-one holding, continued to post stellar earnings, and its stock performed well. Siebel Systems, another good performer, was one of the fastest-growing software companies around, posting earnings above expectations. Investor concerns about the company's possible slowdown because of Y2K issues abated during the period, helping Siebel's valuation. BMC Software enjoyed good earnings growth and investors grew more comfortable about the company's recent acquisitions. VeriSign also had strong earnings and developed new pricing for its key products, offering the prospect of even better growth for this company. Investors also recognized that VeriSign could be a key beneficiary of growing e-commerce activity over the Internet. America Online continued to enjoy terrific growth, adding to its expanding membership base.

Q. WHAT ABOUT DISAPPOINTMENTS?

J.P. Oracle, which started out well in early 1999, had a very disappointing six months. Its stock was volatile and business appeared to slow toward the end of the period. Network Associates missed its earnings targets, due in part to how Y2K budget demands shifted spending from some of its products. In addition, the company's new security product that launched this year didn't do as well as expected. Aspect Development, which develops and markets enterprise software designed to help manufacturers improve product development, had a problem earlier this year when it lost a few of its most important contracts. The company also suffered from slower-than-planned sales-force growth and experienced some transition issues in key management positions.

Q. DYLAN, WHERE DO YOU SEE GOOD OPPORTUNITIES?

D.Y. I think that the Internet is creating tremendous growth opportunities for many software companies. In general, most enterprises will need to rebuild much of their software infrastructure over the next few years to prepare for the amount of business which will be conducted on the Internet, and many areas of software - including infrastructure, database and enterprise applications - could benefit from this trend. There are a number of areas that have experienced extremely fast growth. For example, within the enterprise software area, customer relationship-management software is finding a growing number of companies interested in developing more effective ways to engage their customers. This software is designed to help those companies come up with better ways of reaching their customers via the Internet, while enabling their customers to use the Internet to reach them.

Q. WHAT'S YOUR OUTLOOK, DYLAN?

D.Y. Overall, I believe that the software industry will continue to grow and that there will be good investment opportunities within the industry. My goal is to identify software companies that are market leaders, forging new growth opportunities that may not yet be fully recognized by the market. In addition, I think it's important to look for early-warning signs that could indicate when a software company's growth is slowing. In general, it's much more challenging than other more conservative areas of the equity markets, but the potential reward is commensurate with the risk.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: July 29, 1985


FUND NUMBER: 028

TRADING SYMBOL: FSCSX

SIZE: as of August 31, 1999, more than $729 million

MANAGER: Dylan Yolles, since September, 1999;
manager, Fidelity Select Chemicals Portfolio,
January-August, 1999; research analyst,
commodities, diversified chemicals, gaming
and lodging, 1997-present; joined Fidelity in
1997

SOFTWARE AND COMPUTER SERVICES PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 91.9%

                                 SHARES                     VALUE (NOTE 1)

BROADCASTING - 0.9%

MediaOne Group, Inc.              100,000                   $ 6,575,000

COMMUNICATIONS EQUIPMENT - 0.8%

Cisco Systems, Inc. (a)           60,000                     4,068,750

Nokia AB sponsored ADR            25,000                     2,084,375

                                                             6,153,125

COMPUTER SERVICES & SOFTWARE
- 87.1%

Affiliated Computer Services,     150,000                    6,412,500
Inc.  Class A (a)

Amazon.com, Inc. (a)              44,000                     5,472,500

America Online, Inc. (a)          205,000                    18,719,063

Ariba, Inc.                       15,400                     2,140,600

Aspect Development, Inc. (a)      355,000                    5,569,063

At Home Corp. Series A (a)        256,676                    10,299,125

Automatic Data Processing,        728,900                    28,654,881
Inc.

Axent Technolgies, Inc. (a)       200,000                    2,525,000

BMC Software, Inc. (a)            855,225                    46,021,795

BroadVision, Inc. (a)             15,000                     1,493,438

Cambridge Technology              30,000                     410,625
Partners, Inc. (a)

Ceridian Corp. (a)                179,400                    5,023,200

Check Point Software              40,000                     3,085,000
Technologies Ltd. (a)

Citrix Systems, Inc. (a)          95,000                     5,415,000

Clarify, Inc. (a)                 110,000                    4,840,000

CMGI, Inc. (a)                    79,000                     6,631,063

CNET, Inc. (a)                    93,000                     3,493,313

Computer Associates               364,250                    20,580,125
International, Inc.

Computer Sciences Corp. (a)       165,000                    11,415,938

Computron Software, Inc. (a)      111                        76

Compuware Corp. (a)               1,327,300                  40,067,869

DST Systems, Inc. (a)             100,000                    6,650,000

eBay, Inc.                        30,000                     3,766,875

Electronic Data Systems Corp.     329,100                    18,470,738

Equifax, Inc.                     175,000                    5,337,500

Exodus Communications, Inc.       90,000                     7,233,750
(a)

First Data Corp.                  555,000                    24,420,000

Fiserv, Inc. (a)                  67,500                     2,079,844

Galileo International, Inc.       120,000                    5,820,000

i2 Technologies, Inc. (a)         175,800                    5,581,650

IMS Health, Inc.                  250,000                    6,906,250

Industri-Matematik                378,400                    626,725
International Corp. (a)

Informatica Corp. (a)             20,000                     1,122,500

Informix Corp. (a)                150,000                    1,092,188

Infoseek Corp. (a)                25,000                     760,938

Inktomi Corp. (a)                 31,000                     3,514,625

International Business            100,000                    12,456,250
Machines Corp.

International Integration,        50,000                     1,150,000
Inc. (a)



                                 SHARES                     VALUE (NOTE 1)

Intuit, Inc. (a)                  71,100                    $ 6,367,894

ISS Group, Inc. (a)               70,000                     1,728,125

J.D. Edwards & Co. (a)            100,000                    1,837,500

Keane, Inc. (a)                   30,000                     650,625

Lycos, Inc. (a)                   40,000                     1,625,000

Microsoft Corp. (a)               1,354,000                  125,329,618

MindSpring Enterprises, Inc.      30,000                     875,625
(a)

Network Solutions, Inc. Class     14,000                     806,750
A (a)

Networks Associates, Inc. (a)     120,000                    2,025,000

New Era of Networks, Inc. (a)     80,000                     1,340,000

Oracle Corp. (a)                  950,900                    34,707,850

Pervasive Software, Inc. (a)      100,000                    2,125,000

Policy Management Systems         78,400                     2,396,100
Corp. (a)

RealNetworks, Inc. (a)            60,000                     4,905,000

Sabre Group Holdings, Inc.        90,000                     5,040,000
Class A (a)

SalesLogix Corp. (a)              20,000                     360,000

Security Dynamics                 10,000                     236,250
Technologies, Inc. (a)

Siebel Systems, Inc. (a)          806,125                    55,370,711

SunGard Data Systems, Inc. (a)    90,200                     2,255,000

Technology Solutions, Inc. (a)    100,000                    1,200,000

TSI International Software        40,000                     760,000
Ltd. (a)

Tumbleweed Communications         113,000                    2,175,250
Corp. (a)

VeriSign, Inc. (a)                100,200                    10,852,913

Veritas Software Corp. (a)        100,000                    5,925,000

Vignette Corp. (a)                22,200                     1,505,438

WatchGuard Technologies, Inc.     200,400                    2,705,400

Whittman-Hart, Inc. (a)           40,000                     1,052,500

Yahoo!, Inc. (a)                  158,000                    23,305,000

                                                             634,723,556

COMPUTERS & OFFICE EQUIPMENT
- 2.3%

Compaq Computer Corp.             10,000                     231,875

Gateway, Inc. (a)                 27,800                     2,694,863

Sun Microsystems, Inc. (a)        160,000                    12,720,000

Tech Data Corp. (a)               34,600                     1,282,363

                                                             16,929,101

ELECTRONICS - 0.0%

Intel Corp.                       2,000                      164,375

SECURITIES INDUSTRY - 0.4%

E*Trade Group, Inc. (a)           110,000                    2,750,000

SERVICES - 0.4%

Computer Horizons Corp. (a)       61,300                     796,900

Diamond Technology Partners,      40,000                     1,325,000
Inc.  Class A (a)

Gartner Group, Inc. Class B       32,550                     667,275
(a)

                                                             2,789,175

TOTAL COMMON STOCKS                                          670,084,332
(Cost $420,389,264)

CASH EQUIVALENTS - 13.0%

                                 SHARES                     VALUE (NOTE 1)

Central Cash Collateral Fund,     31,657,094                $ 31,657,094
5.26% (b)

Taxable Central Cash Fund,        63,221,819                 63,221,819
5.20% (b)

TOTAL CASH EQUIVALENTS                                       94,878,913
(Cost $94,878,913)

TOTAL INVESTMENT PORTFOLIO -                                 764,963,245
104.9%
(Cost $515,268,177)

NET OTHER ASSETS - (4.9%)                                    (35,845,370)

TOTAL NET ASSETS - 100%                                     $ 729,117,875

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $183,602,374 and $234,876,420, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $6,738 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $31,487,001. The fund received cash collateral of $31,657,094 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $517,604,257. Net unrealized appreciation aggregated $247,358,988, of which $278,163,245 related to appreciated investment securities and $30,804,257 related to depreciated investment securities.

SOFTWARE AND COMPUTER SERVICES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                              AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 764,963,245
value  (cost $515,268,177) -
 See accompanying schedule

Cash                                         456,675

Receivable for investments                   6,076,392
sold

Receivable for fund shares                   1,196,401
sold

Dividends receivable                         82,775

Interest receivable                          243,946

Redemption fees receivable                   5,199

Other receivables                            586,478

 TOTAL ASSETS                                773,611,111

LIABILITIES

Payable for investments        $ 8,879,987
purchased

Payable for fund shares         3,256,180
redeemed

Accrued management fee          340,997

Other payables and accrued      358,978
expenses

Collateral on securities        31,657,094
loaned,  at value

 TOTAL LIABILITIES                           44,493,236

NET ASSETS                                  $ 729,117,875

Net Assets consist of:

Paid in capital                             $ 441,422,718

Accumulated net investment                   (2,102,110)
loss

Accumulated undistributed net                40,102,460
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  249,694,807
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 11,956,856                  $ 729,117,875
shares outstanding

NET ASSET VALUE and                          $60.98
redemption price per share
($729,117,875 (divided by)
11,956,856 shares)

Maximum offering price per                   $62.87
share (100/97.00 of $60.98)

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED AUGUST 31,
                                       1999 (UNAUDITED)

INVESTMENT INCOME                             $ 290,103
Dividends

Interest                                       1,382,312

Security lending                               336,566

 TOTAL INCOME                                  2,008,981

EXPENSES

Management fee                   $ 2,025,113

Transfer agent fees               1,758,174

Accounting and security           248,081
lending fees

Non-interested trustees'          1,150
compensation

Custodian fees and expenses       14,888

Registration fees                 53,598

Audit                             11,991

Legal                             2,281

 Total expenses before            4,115,276
reductions

 Expense reductions               (4,185)      4,111,091

NET INVESTMENT INCOME (LOSS)                   (2,102,110)

REALIZED AND UNREALIZED GAIN                   42,800,766
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            27,121,455

 Assets and liabilities in        (261)        27,121,194
foreign currencies

NET GAIN (LOSS)                                69,921,960

NET INCREASE (DECREASE) IN                    $ 67,819,850
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 933,948
charges paid to FDC

 Sales charges - Retained by                  $ 931,501
FDC

 Deferred sales charges                       $ 3,248
withheld   by FDC

 Exchange fees withheld by FSC                $ 16,950

 Expense reductions  Directed                 $ 2,454
brokerage arrangements

  Custodian credits                            1,345

  Transfer agent credits                       386

                                              $ 4,185

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (2,102,110)                $ (4,709,221)
income (loss)

 Net realized gain (loss)         42,800,766                   46,870,113

 Change in net unrealized         27,121,194                   110,443,885
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       67,819,850                   152,604,777
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (27,222,764)                 (15,509,477)
from net realized gains

Share transactions Net            181,085,673                  512,689,909
proceeds from sales of shares

 Reinvestment of distributions    26,224,199                   15,022,690

 Cost of shares redeemed          (210,103,290)                (478,286,707)

 NET INCREASE (DECREASE) IN       (2,793,418)                  49,425,892
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  462,207                      963,911

  TOTAL INCREASE (DECREASE)       38,265,875                   187,485,103
IN NET ASSETS

NET ASSETS

 Beginning of period              690,852,000                  503,366,897

 End of period (including        $ 729,117,875                $ 690,852,000
accumulated net investment
loss of $2,102,110 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             3,075,720                    10,599,999

 Issued in reinvestment of        450,668                      314,660
distributions

 Redeemed                         (3,670,167)                  (10,186,951)

 Net increase (decrease)          (143,779)                    727,708


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 F

Net asset value, beginning of    $ 57.09                      $ 44.26                   $ 38.58    $ 36.20    $ 29.07
period

Income from Investment
Operations

Net investment income (loss) D    (.18)                        (.39)                     (.33)      (.25)      (.19)

Net realized and unrealized       6.33                         14.46                     12.57      5.87       11.85
gain (loss)

Total from investment             6.15                         14.07                     12.24      5.62       11.66
operations

Less Distributions

From net realized gain            (2.30)                       (1.32)                    (6.61)     (3.31)     (4.60)

Redemption fees added to paid     .04                          .08                       .05        .07        .07
in capital

Net asset value, end of period   $ 60.98                      $ 57.09                   $ 44.26    $ 38.58    $ 36.20

TOTAL RETURN B, C                 11.04%                       32.57%                    35.50%     16.14%     40.17%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 729,118                    $ 690,852                 $ 503,367  $ 389,699  $ 337,633
(000 omitted)

Ratio of expenses to average      1.16% A                      1.28%                     1.44%      1.54%      1.48%
net assets

Ratio of expenses to average      1.16% A                      1.27% E                   1.42% E    1.51% E    1.47% E
net assets after  expense
reductions

Ratio of net investment           (.59)% A                     (.82)%                    (.81)%     (.66)%     (.54)%
income (loss) to average net
assets

Portfolio turnover rate           56% A                        72%                       145%       279%       183%



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 28.89
period

Income from Investment
Operations

Net investment income (loss) D    (.26)

Net realized and unrealized       .67
gain (loss)

Total from investment             .41
operations

Less Distributions

From net realized gain            (.33)

Redemption fees added to paid     .10
in capital

Net asset value, end of period   $ 29.07

TOTAL RETURN B, C                 1.97%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 236,445
(000 omitted)

Ratio of expenses to average      1.52%
net assets

Ratio of expenses to average      1.50% E
net assets after  expense
reductions

Ratio of net investment           (1.01)%
income (loss) to average net
assets

Portfolio turnover rate           164%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29


TECHNOLOGY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT TECHNOLOGY               36.44%         145.29%      372.76%       1,189.53%

SELECT TECHNOLOGY (LOAD ADJ.)   32.27%         137.86%      358.51%       1,150.77%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Technology                   28.97%         109.92%      n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT TECHNOLOGY               145.29%      36.44%        29.13%

SELECT TECHNOLOGY  (LOAD ADJ.)  137.86%      35.60%        28.74%

S&P 500                         39.82%       25.11%        17.10%

GS Technology                   109.92%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             TECHNOLOGY                  S&P 500
             00064                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9931.81                     9959.00
  1989/10/31       9859.69                     9727.95
  1989/11/30       9885.45                     9926.40
  1989/12/31      10003.93                    10164.64
  1990/01/31       9797.88                     9482.59
  1990/02/28      10349.07                     9604.91
  1990/03/31      10833.30                     9859.44
  1990/04/30      10343.92                     9612.96
  1990/05/31      11678.12                    10550.22
  1990/06/30      11781.15                    10478.48
  1990/07/31      11152.68                    10444.95
  1990/08/31       9633.03                     9500.72
  1990/09/30       8813.97                     9038.04
  1990/10/31       9066.38                     8999.18
  1990/11/30      10426.34                     9580.52
  1990/12/31      11054.81                     9847.82
  1991/01/31      12919.60                    10277.18
  1991/02/28      13573.82                    11012.00
  1991/03/31      14660.75                    11278.49
  1991/04/30      13939.56                    11305.56
  1991/05/31      14712.27                    11793.96
  1991/06/30      13285.01                    11253.80
  1991/07/31      14755.94                    11778.23
  1991/08/31      15481.05                    12057.37
  1991/09/30      15558.74                    11856.01
  1991/10/31      15978.27                    12014.88
  1991/11/30      15455.15                    11530.68
  1991/12/31      17573.98                    12849.79
  1992/01/31      18242.33                    12610.79
  1992/02/29      18527.28                    12774.73
  1992/03/31      17055.88                    12525.62
  1992/04/30      16807.19                    12893.87
  1992/05/31      16972.98                    12957.05
  1992/06/30      15759.57                    12763.99
  1992/07/31      16562.53                    13286.04
  1992/08/31      15714.33                    13013.68
  1992/09/30      16483.36                    13167.24
  1992/10/31      17455.97                    13213.32
  1992/11/30      18869.63                    13663.90
  1992/12/31      19107.13                    13831.96
  1993/01/31      19689.56                    13948.15
  1993/02/28      19576.47                    14137.85
  1993/03/31      19830.93                    14436.15
  1993/04/30      19774.07                    14086.80
  1993/05/31      21768.99                    14464.33
  1993/06/30      22832.11                    14506.27
  1993/07/31      22225.50                    14448.25
  1993/08/31      23413.70                    14995.84
  1993/09/30      23776.41                    14880.37
  1993/10/31      23307.39                    15188.39
  1993/11/30      23082.25                    15044.10
  1993/12/31      24581.34                    15226.14
  1994/01/31      25818.98                    15743.82
  1994/02/28      26548.86                    15317.17
  1994/03/31      25653.96                    14649.34
  1994/04/30      25137.26                    14836.85
  1994/05/31      25176.89                    15080.17
  1994/06/30      23043.59                    14710.71
  1994/07/31      23935.22                    15193.22
  1994/08/31      26458.19                    15816.14
  1994/09/30      26326.10                    15428.65
  1994/10/31      27310.19                    15775.79
  1994/11/30      26933.72                    15201.24
  1994/12/31      27316.79                    15426.67
  1995/01/31      26253.44                    15826.69
  1995/02/28      27772.51                    16443.45
  1995/03/31      29463.30                    16928.70
  1995/04/30      31683.98                    17427.25
  1995/05/31      32909.67                    18123.82
  1995/06/30      35967.07                    18544.83
  1995/07/31      39603.27                    19159.78
  1995/08/31      40828.96                    19207.87
  1995/09/30      42708.34                    20018.44
  1995/10/31      42068.26                    19946.98
  1995/11/30      41850.36                    20822.65
  1995/12/31      39283.42                    21223.69
  1996/01/31      39681.53                    21946.15
  1996/02/29      41855.86                    22149.59
  1996/03/31      38617.34                    22362.89
  1996/04/30      41942.95                    22692.52
  1996/05/31      43080.51                    23277.76
  1996/06/30      40016.05                    23366.44
  1996/07/31      35744.37                    22334.12
  1996/08/31      37129.57                    22805.14
  1996/09/30      41888.78                    24088.62
  1996/10/31      41586.97                    24752.98
  1996/11/30      46717.63                    26624.06
  1996/12/31      45497.34                    26096.63
  1997/01/31      50882.17                    27727.15
  1997/02/28      47147.93                    27944.53
  1997/03/31      44026.52                    26796.29
  1997/04/30      46592.80                    28396.03
  1997/05/31      51545.29                    30124.78
  1997/06/30      52494.43                    31474.37
  1997/07/31      58508.83                    33978.79
  1997/08/31      60144.00                    32075.30
  1997/09/30      62568.55                    33832.06
  1997/10/31      53687.92                    32702.07
  1997/11/30      52748.17                    34215.85
  1997/12/31      50196.52                    34803.33
  1998/01/31      52923.63                    35188.26
  1998/02/28      58898.88                    37726.04
  1998/03/31      59109.51                    39657.99
  1998/04/30      61526.21                    40056.94
  1998/05/31      56903.43                    39368.37
  1998/06/30      61637.07                    40967.51
  1998/07/31      61803.36                    40531.21
  1998/08/31      50994.70                    34671.20
  1998/09/30      59896.60                    36892.24
  1998/10/31      64685.67                    39893.06
  1998/11/30      74884.61                    42310.97
  1998/12/31      87422.65                    44748.93
  1999/01/31     102565.86                    46620.33
  1999/02/28      91679.60                    45171.37
  1999/03/31     103707.70                    46978.68
  1999/04/30     106357.77                    48798.16
  1999/05/31     103847.03                    47646.04
  1999/06/30     119119.73                    50290.39
  1999/07/31     116976.41                    48720.33
  1999/08/31     125077.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990924 115652 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Technology Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $125,077 - a 1,150.77% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Microsoft Corp.               10.2

Cisco Systems, Inc.           7.7

Intel Corp.                   5.4

Motorola, Inc.                4.8

Lucent Technologies, Inc.     4.3

Micron Technology, Inc.       4.0

Analog Devices, Inc.          3.0

Altera Corp.                  2.8

Dell Computer Corp.           2.3

QLogic Corp.                  2.3

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Electronics 37.0%
Computer Services
& Software 20.9%
Communications Equipment 15.2%
Computers &
Office Equipment 12.0%
Electrical Equipment 2.4%
All Others 12.5%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 22.0
Row: 1, Col: 2, Value: 4.7
Row: 1, Col: 3, Value: 9.4
Row: 1, Col: 4, Value: 18.5
Row: 1, Col: 5, Value: 22.7
Row: 1, Col: 6, Value: 22.7

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TECHNOLOGY PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Andrew Kaplan)

Andrew Kaplan,
Portfolio Manager
of Fidelity Select
Technology Portfolio

Q. HOW DID THE FUND PERFORM, ANDY?

A. Quite well. For the six- and 12-month periods that ended August 31, 1999, the fund had total returns of 36.44% and 145.29%, respectively. During those same periods, the Standard & Poor's 500 Index posted returns of 7.32% and 39.82%, respectively. The fund also outpaced the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - which returned 28.97% and 109.92% for those same periods.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S SOUND PERFORMANCE VERSUS THE GOLDMAN SACHS INDEX?

A. Strong stock selection and favorable industry weightings - specifically, the fund's underweighting in computer hardware firms and overweighting in semiconductor stocks - gave it an advantage over the Goldman Sachs index. The fund's healthy exposure to networking firms that provide infrastructure to the Internet, such as Cisco Systems, also helped returns. A modest overweighting in Internet stocks such as America Online and eBay during the first half of the period proved beneficial, although I did cut back on these positions as they hit their valuation targets in the early spring. The fund no longer held eBay at the end of the period.

Q. WHAT'S BEHIND THE FALL OFF IN THE COMPUTER HARDWARE SECTOR?

A. Computer hardware stocks have been hurt by the emergence of the low-price, or free, personal computer phenomenon. Demand for personal computers rebounded strongly, fueled by falling prices, which set the stage for fierce competitive battles among suppliers. It became increasingly difficult for even the best companies to show growth and margin improvement. Of course, firms like Microsoft and Intel undoubtedly benefited from this phenomenon, as a lack of pricing pressure enabled these firms to simply tag along for the ride. Basic arithmetic reveals that as the number of PC shipments rise, the number of operating systems and chips found in every box rise in unison. Every additional box that goes out the door directly helps the bottom lines of these industry leaders.

Q. WHAT WERE SOME OF YOUR STRATEGIES DURING THE SIX-MONTH PERIOD?

A. I broadened the fund's investment portfolio to include a number of emerging companies, the likes of Brocade Communications and Juniper Networks, each of which added meaningfully to relative performance. As we move toward an Internet-based economy, new emerging technology providers create niches that could enable them to become, perhaps, the new giants.

Q. WHICH HOLDINGS CONTRIBUTED TO PERFORMANCE?

A. Intel, a dominant supplier of chips for personal computers, rallied late in the period as the low-priced PC took center stage in the marketplace, effectively ending a long period of excess supply. Motorola benefited doubly from the semiconductor rally and from a sharp recovery in its mobile handset business. Cisco Systems remained one of the brightest stars in the technology sector and helped sustain the fund's upward climb during the period. Bullish investors continued to bid up the stock, as it became increasingly clear to them the inherent value of infrastructure to the development of the Internet.

Q. WHICH HOLDINGS DETRACTED?

A. At Home, a provider of Internet services over cable lines, and Critical Path, which specializes in business-to-business Internet messaging solutions, fell sharply amid the Internet stock correction of the late spring and early summer. Cadence Design Systems, a leading electronic design firm, and Newbridge Networks, a provider of networking solutions, also faltered during the period, negatively influencing fund performance. The fund no longer held At Home and Critical Path at the end of the period.

Q. WHAT'S YOUR OUTLOOK?

A. In terms of the economy, the domestic outlook looks favorable and the conditions in Asia have improved significantly over past six months. While still a small percentage of overall technology spending, Asia remains a meaningful part of the growth equation. A sustained recovery there spells good things for the sector over the next several years. As time goes on, I will consider further concentrating the fund's Internet positions in advertising, and away from connectivity and electronic commerce. In telecommunications, I may shift the fund's investments to data networking firms. Many of the best companies from the traditional telecom world are moving into data networking, especially into the Internet. To the extent that they're successful at doing this, they may become important parts of the portfolio.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: July 14, 1981

FUND NUMBER: 064

TRADING SYMBOL: FSPTX

SIZE: as of August 31, 1999, more
than $2.3 billion

MANAGER: Andrew Kaplan, since 1998;
manager, Fidelity Select Developing
Communications Portfolio, since 1998;
Fidelity Select Electronics Portfolio,
1996-1998; joined Fidelity in 1995

TECHNOLOGY PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 92.7%

                                 SHARES                        VALUE (NOTE 1)

ADVERTISING - 2.1%

DoubleClick, Inc. (a)             480,000                      $ 47,940,000

BROADCASTING - 0.3%

Cox Communications, Inc.          200,000                       7,437,500
Class A (a)

Insight Communications, Inc.      3,300                         89,925

                                                                7,527,425

COMMUNICATIONS EQUIPMENT -
15.2%

ADC Telecommunications, Inc.      202,700                       7,512,569
(a)

Cabletron Systems, Inc. (a)       500,000                       8,406,250

Cisco Systems, Inc. (a)           2,610,450                     177,021,141

Efficient Networks, Inc.          1,000                         46,938

Jabil Circuit, Inc. (a)           460,000                       20,613,750

Lucent Technologies, Inc.         1,527,205                     97,836,570

Newbridge Networks Corp. (a)      272,900                       7,496,750

Nokia AB sponsored ADR            357,000                       29,764,875

Paradyne Networks, Inc.           800                           35,250

                                                                348,734,093

COMPUTER SERVICES & SOFTWARE
- 20.9%

Accrue Software, Inc.             900                           13,163

Active Software, Inc. (a)         1,100                         19,113

Agile Software Corp. (a)          400                           19,900

America Online, Inc. (a)          1,800                         164,363

Ariba, Inc.                       1,100                         152,900

Art Technology Group, Inc.        1,200                         24,000

At Plan, Inc.                     200                           2,050

Audible, Inc.                     2,700                         30,038

Automatic Data Processing,        100,400                       3,946,975
Inc.

Autoweb.Com, Inc.                 1,000                         9,219

Aware, Inc. (a)                   214,300                       7,179,050

barnesandnoble.com, Inc.          3,000                         51,188
Class A

BMC Software, Inc. (a)            100,000                       5,381,250

BroadVision, Inc. (a)             125,000                       12,445,313

Cadence Design Systems, Inc.      800,000                       10,900,000
(a)

CareInsite, Inc.                  1,700                         81,175

Chemdex Corp.                     2,700                         72,900

China.com Corp.                   200                           8,775

Citrix Systems, Inc. (a)          198,600                       11,320,200

Clarent Corp.                     2,600                         86,450

Commerce One, Inc.                1,100                         49,363

Compuware Corp. (a)               300,000                       9,056,250

Concentric Network Corp. (a)      325,000                       7,129,688

Convergent Communications,        2,000                         24,375
Inc. (a)

CyberSource Corp.                 700                           22,444

Digex, Inc. Class A               2,700                         89,775

DST Systems, Inc. (a)             200,000                       13,300,000

Engage Technologies, Inc.         300,800                       8,723,200

Exodus Communications, Inc.       231,800                       18,630,925
(a)

Fashionmall.com, Inc.             100                           594

High Speed Access Corp.           1,000                         26,250

Inet Technologies, Inc.           800                           24,850



                                 SHARES                        VALUE (NOTE 1)

Interactive Pictures Corp. (a)    1,000                        $ 20,000

International Business            75,000                        9,342,188
Machines Corp.

International Integration,        400,000                       9,200,000
Inc. (a)

Internet Capital Group, Inc.      6,920                         519,000
(a)

Internet.com Corp.                1,100                         16,981

Juno Online Services, Inc. (a)    1,300                         24,619

Legato Systems, Inc. (a)          302,200                       13,013,488

Liberate Technologies             2,500                         65,938

Liquid Audio, Inc. (a)            300                           8,016

Micromuse, Inc. (a)               100,000                       5,712,500

Microsoft Corp. (a)               2,532,080                     234,375,639

Mission Critical Software,        800                           32,500
Inc. (a)

MP3.com, Inc. (a)                 2,800                         95,550

N2H2, Inc.                        600                           5,925

National Information              2,000                         33,000
Consortium, Inc. (a)

NetIQ Corp.                       1,600                         48,000

New Era of Networks, Inc. (a)     100,000                       1,675,000

Oracle Corp. (a)                  100,000                       3,650,000

Orbotech Ltd.                     150,000                       8,015,625

Packeteer, Inc.                   700                           25,813

pcOrder.com, Inc. (a)             102,600                       3,289,613

Persistence Software, Inc.        600                           10,650

Phone.com, Inc.                   700                           82,688

QRS Corp. (a)                     5,850                         281,531

Quest Software, Inc. (a)          1,100                         46,063

RAVISENT Technologies, Inc.       4,600                         73,600
(a)

Red Hat, Inc. (a)                 1,900                         155,563

Redback Networks, Inc.            301,400                       32,400,500

SilverStream Software, Inc.       1,000                         30,125
(a)

Software.com, Inc.                2,100                         95,419

StarMedia Network, Inc. (a)       800                           30,950

Symantec Corp. (a)                194,300                       5,829,000

Synopsys, Inc. (a)                8,100                         453,094

Talk City, Inc. (a)               400                           3,975

Tanning Technology Corp. (a)      1,900                         33,250

TenFold Corp. (a)                 500                           13,656

TIBCO Software, Inc. (a)          2,000                         54,250

Tumbleweed Communications         2,500                         48,125
Corp. (a)

US Interactive, Inc. (a)          2,660                         55,195

Verio, Inc. (a)                   229,400                       8,530,813

Veritas Software Corp. (a)        200,000                       11,850,000

VerticalNet, Inc. (a)             800                           27,600

Viant Corp. (a)                   400                           15,200

Voyager.net, Inc. (a)             3,500                         35,000

WatchGuard Technologies, Inc.     1,200                         16,200

Wink Communications, Inc. (a)     600                           24,600

Yahoo!, Inc. (a)                  150,000                       22,125,000

ZipLink, Inc. (a)                 3,800                         34,913

                                                                480,512,091

COMPUTERS & OFFICE EQUIPMENT
- 12.0%

Advanced Digital Information      80,000                        2,580,000
Corp. (a)

Aironet Wireless                  11,900                        148,750
Communication, Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                        VALUE (NOTE 1)

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

Ancor Communications, Inc. (a)    389,000                      $ 10,308,500

Comverse Technology, Inc. (a)     657,300                       51,269,400

Creo Products, Inc. (a)           2,600                         57,052

Dell Computer Corp. (a)           1,100,000                     53,693,750

EMC Corp. (a)                     298,000                       17,880,000

Emulex Corp. (a)                  600,000                       41,362,500

Gadzoox Networks, Inc.            800                           72,300

Hewlett-Packard Co.               150,000                       15,806,250

Ingram Micro, Inc. Class A (a)    200,000                       5,050,000

Juniper Networks, Inc.            112,900                       23,144,500

MMC Networks, Inc. (a)            35,000                        1,080,625

Network Appliance, Inc. (a)       285,800                       18,773,488

Safeguard Scientifics, Inc.       53,200                        3,577,700
(a)

SCI Systems, Inc. (a)             402,400                       20,044,550

Sun Microsystems, Inc. (a)        150,000                       11,925,000

                                                                276,774,365

CONSUMER ELECTRONICS - 0.1%

Gemstar International Group       25,000                        1,725,000
Ltd. (a)

DRUGS & PHARMACEUTICALS - 0.0%

Genentech, Inc.                   2,000                         328,500

EDUCATIONAL SERVICES - 0.0%

Scientific Learning Corp. (a)     200                           3,575

ELECTRICAL EQUIPMENT - 2.4%

Ericsson (L.M.) Telefon AB        819,500                       26,684,969
ADR Class B

Koninklijke Philips               87,800                        9,026,938
Electronics NV NY Shares

Powerwave Technologies, Inc.      200,000                       8,487,500
(a)

Scientific-Atlanta, Inc.          200,000                       10,250,000

                                                                54,449,407

ELECTRONIC INSTRUMENTS - 1.9%

KLA-Tencor Corp. (a)              100,000                       6,281,250

Novellus Systems, Inc. (a)        198,100                       10,685,019

Photon Dynamics, Inc. (a)(c)      500,000                       8,250,000

Sawtek, Inc. (a)                  205,000                       6,777,813

Teradyne, Inc. (a)                184,300                       12,543,919

                                                                44,538,001

ELECTRONICS - 37.0%

3Dfx Interactive, Inc. (a)        200,000                       2,225,000

Advanced Micro Devices, Inc.      500,000                       10,343,750
(a)

Altera Corp. (a)                  1,528,600                     64,392,275

Analog Devices, Inc. (a)          1,346,700                     69,355,050

Atmel Corp. (a)                   1,050,000                     41,278,125

Audiovox Corp. Class A (a)        252,700                       3,585,181

Avnet, Inc.                       123,700                       5,473,725

Broadcom Corp. Class A (a)        166,800                       21,475,500



                                 SHARES                        VALUE (NOTE 1)

Brocade Communications            121,300                      $ 22,819,563
Systems, Inc.

Burr-Brown Corp. (a)              230,500                       8,787,813

Cypress Semiconductor Corp.       600,000                       13,875,000
(a)

DII Group, Inc. (a)               200,000                       7,087,500

GlobeSpan, Inc. (a)               600                           36,300

Hadco Corp. (a)                   200,000                       8,312,500

Intel Corp.                       1,500,000                     123,281,250

JDS Uniphase Corp. (a)            156,848                       16,635,691

KEMET Corp. (a)                   725,000                       18,714,063

Linear Technology Corp.           181,000                       11,391,688

LSI Logic Corp. (a)               850,000                       48,237,500

Maxim Integrated Products,        120,000                       8,077,500
Inc. (a)

Micron Technology, Inc. (a)       1,250,000                     93,203,125

MIPS Technologies, Inc. (a)       48,600                        1,664,550

Motorola, Inc.                    1,200,000                     110,700,000

National Semiconductor Corp.      396,400                       11,173,525
(a)

PMC-Sierra, Inc. (a)              60,000                        5,580,000

QLogic Corp. (a)                  605,400                       52,707,638

Rambus, Inc. (a)                  20,600                        1,998,200

RF Micro Devices, Inc. (a)        100,000                       4,393,750

Semtech Corp. (a)                 313,600                       21,971,600

Silicon Storage Technology,       801,400                       12,521,875
Inc. (a)

Solectron Corp. (a)               82,000                        6,416,500

STMicroelectronics NV             50,000                        3,337,500

Unitrode Corp. (a)                300,000                       12,262,500

Xilinx, Inc. (a)                  123,400                       8,630,288

                                                                851,946,025

ENTERTAINMENT - 0.0%

Musicmaker.com, Inc. (a)          2,300                         27,241

Quokka Sports, Inc.               2,000                         17,750

                                                                44,991

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.3%

PRI Automation, Inc. (a)          250,000                       7,156,250

INSURANCE - 0.0%

MIIX Group, Inc.                  300                           5,250

Quotesmith.com, Inc. (a)          800                           8,900

                                                                14,150

MEDICAL EQUIPMENT & SUPPLIES
- 0.0%

Allscripts, Inc.                  1,500                         19,406

PACKAGING & CONTAINERS - 0.2%

Corning, Inc.                     50,000                        3,325,000

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.0%

1-800-FLOWERS.COM, Inc. Class     1,600                         28,800
A (a)

CDnow, Inc. (a)                   41,800                        590,425

Drugstore.com, Inc.               1,800                         107,775

Valley Media, Inc. (a)            600                           7,350

                                                                734,350

COMMON STOCKS - CONTINUED

                                 SHARES                        VALUE (NOTE 1)

SECURITIES INDUSTRY - 0.0%

TD Waterhouse Group, Inc. (a)     12,000                       $ 180,750

SERVICES - 0.3%

Diamond Technology Partners,      200,000                       6,625,000
Inc.  Class A (a)

InsWeb Corp.                      1,300                         41,600

iXL Enterprises, Inc. (a)         1,500                         36,938

                                                                6,703,538

TELEPHONE SERVICES - 0.0%

Covad Communications Group,       1,050                         48,431
Inc.

Digital Island, Inc. Delaware     13,000                        245,375

Focal Communications Corp.        2,500                         60,781

JFAX.COM, Inc.                    8,700                         59,813

Net2Phone, Inc. (a)               500                           42,500

Network Plus Corp.                6,500                         104,000

Rhythms NetConnections, Inc.      600                           22,950
(a)

Time Warner Telecom, Inc.         1,200                         32,400

                                                                616,250

TOTAL COMMON STOCKS                                             2,133,273,167
(Cost $1,700,278,376)

CASH EQUIVALENTS - 16.9%



Central Cash Collateral Fund,     111,385,800                   111,385,800
5.26% (b)

Taxable Central Cash Fund,        277,462,647                   277,462,647
5.20% (b)

TOTAL CASH EQUIVALENTS                                          388,848,447
(Cost $388,848,447)

TOTAL INVESTMENT PORTFOLIO -                                    2,522,121,614
109.6%
(Cost $2,089,126,823)

NET OTHER ASSETS - (9.6%)                                        (220,480,941)

NET ASSETS - 100%                                             $ 2,301,640,673

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $3,182,222,591 and $2,751,693,680, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $158,571 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $109,099,544. The fund received cash collateral of $111,385,800 which was invested in the Central Cash Collateral Fund.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $5,390,000. The weighted average interest rate was 5.41%.

Transactions during the period with companies that are or were affiliates are as follows:

                                    PURCHASES             SALES                 DIVIDEND       VALUE
AFFILIATE                           COST                  COST                  INCOME
Photon Dynamics, Inc.               $ 734,377             $ -                   $ -            $ 8,250,000


INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $2,112,307,675. Net unrealized appreciation aggregated $409,813,939, of which $450,951,470 related to appreciated investment securities and $41,137,531 related to depreciated investment securities.

TECHNOLOGY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                   AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                   $ 2,522,121,614
value  (cost $2,089,126,823)
-  See accompanying schedule

Receivable for investments                      60,090,388
sold

Receivable for fund shares                      13,736,913
sold

Dividends receivable                            136,500

Interest receivable                             880,322

Redemption fees receivable                      16,198

Other receivables                               517,299

 TOTAL ASSETS                                   2,597,499,234

LIABILITIES

Payable for investments         $ 175,170,735
purchased

Payable for fund shares          7,273,982
redeemed

Accrued management fee           1,034,026

Other payables and  accrued      994,018
expenses

Collateral on securities         111,385,800
loaned,  at value

 TOTAL LIABILITIES                              295,858,561

NET ASSETS                                     $ 2,301,640,673

Net Assets consist of:

Paid in capital                                $ 1,580,891,356

Accumulated net investment                      (1,077,051)
loss

Accumulated undistributed net                   288,831,577
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                     432,994,791
(depreciation) on investments

NET ASSETS, for 22,536,336                     $ 2,301,640,673
shares outstanding

NET ASSET VALUE and                             $102.13
redemption price per share
($2,301,640,673 (divided by)
22,536,336 shares)

Maximum offering price per                      $105.29
share (100/97.00 of $102.13)

STATEMENT OF OPERATIONS
                               SIX MONTHS ENDED AUGUST 31,
                                          1999 (UNAUDITED)

INVESTMENT INCOME                              $ 1,812,729
Dividends

 Special dividend from                          1,823,201
Koninklijke    Philips
Electronics NV ADR

Interest                                        4,276,879

Security lending                                953,849

 TOTAL INCOME                                   8,866,658

EXPENSES

Management fee                   $ 5,280,212

Transfer agent fees               3,931,098

Accounting and security           560,455
lending fees

Non-interested trustees'          3,389
compensation

Custodian fees and expenses       42,480

Registration fees                 256,614

Audit                             18,137

Legal                             2,388

Interest                          810

 Total expenses before            10,095,583
reductions

 Expense reductions               (151,874)     9,943,709

NET INVESTMENT INCOME (LOSS)                    (1,077,051)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            300,918,314

 Foreign currency transactions    (14,666)      300,903,648

Change in net unrealized                        229,599,268
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                 530,502,916

NET INCREASE (DECREASE) IN                     $ 529,425,865
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 7,549,394
charges paid to FDC

 Sales charges - Retained by                   $ 7,536,592
FDC

 Deferred sales charges                        $ 13,721
withheld   by FDC

 Exchange fees withheld by FSC                 $ 31,658

 Expense reductions  Directed                  $ 140,552
brokerage arrangements

  Custodian credits                             6,677

  Transfer agent credits                        4,645

                                               $ 151,874

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (1,077,051)                $ (4,097,480)
income (loss)

 Net realized gain (loss)         300,903,648                  215,485,901

 Change in net unrealized         229,599,268                  122,793,603
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       529,425,865                  334,182,024
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (152,669,414)                -
from net realized gains

Share transactions Net            966,645,704                  1,006,339,152
proceeds from sales of shares

 Reinvestment of distributions    147,207,437                  -

 Cost of shares redeemed          (557,181,062)                (666,801,634)

 NET INCREASE (DECREASE) IN       556,672,079                  339,537,518
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  1,064,632                    1,503,543

  TOTAL INCREASE (DECREASE)       934,493,162                  675,223,085
IN NET ASSETS

NET ASSETS

 Beginning of period              1,367,147,511                691,924,426

 End of period (including        $ 2,301,640,673              $ 1,367,147,511
accumulated net investment
loss of $1,077,051 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             10,454,091                   14,223,107

 Issued in reinvestment of        1,717,899                    -
distributions

 Redeemed                         (6,167,386)                  (10,714,156)

 Net increase (decrease)          6,004,604                    3,508,951


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 G

Net asset value, beginning of    $ 82.70                      $ 53.13                   $ 57.70    $ 54.67    $ 42.05
period

Income from Investment
Operations

Net investment income (loss) D    (.05) E                      (.34)                     (.25)      (.39)      (.28)

Net realized and unrealized       28.41                        29.79                     11.29      6.95       20.83
gain (loss)

Total from investment             28.36                        29.45                     11.04      6.56       20.55
operations

Less Distributions

From net realized gain            (8.98)                       -                         (12.39)    (3.68)     (8.05)

In excess of net realized gain    -                            -                         (3.30)     -          -

Total distributions               (8.98)                       -                         (15.69)    (3.68)     (8.05)

Redemption fees added to paid     .05                          .12                       .08        .15        .12
in capital

Net asset value, end of period   $ 102.13                     $ 82.70                   $ 53.13    $ 57.70    $ 54.67

TOTAL RETURN B, C                 36.44%                       55.66%                    24.92%     12.64%     50.71%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,301,641                  $ 1,367,148               $ 691,924  $ 478,444  $ 483,026
(000 omitted)

Ratio of expenses to average      1.10% A                      1.24%                     1.38%      1.49%      1.40%
net assets

Ratio of expenses to average      1.08% A, F                   1.20% F                   1.30% F    1.44% F    1.39% F
net assets after  expense
reductions

Ratio of net investment           (.12)% A                     (.54)%                    (.45)%     (.72)%     (.52)%
income (loss) to average net
assets

Portfolio turnover rate           331% A                       339%                      556%       549%       112%



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 41.83
period

Income from Investment
Operations

Net investment income (loss) D    (.39)

Net realized and unrealized       1.95
gain (loss)

Total from investment             1.56
operations

Less Distributions

From net realized gain            (1.50)

In excess of net realized gain    -

Total distributions               (1.50)

Redemption fees added to paid     .16
in capital

Net asset value, end of period   $ 42.05

TOTAL RETURN B, C                 4.61%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 229,761
(000 omitted)

Ratio of expenses to average      1.57%
net assets

Ratio of expenses to average      1.56% F
net assets after  expense
reductions

Ratio of net investment           (.98)%
income (loss) to average net
assets

Portfolio turnover rate           102%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM
KONINKLIJKE PHILIPS ELECTRONICS NV ADR WHICH AMOUNTED  TO $.09 PER SHARE F FMR OR THE FUND HAS
ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
FUND'S EXPENSES. G FOR THE YEAR ENDED FEBRUARY 29



NATURAL GAS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SELECT NATURAL GAS              49.45%         59.39%       79.01%        71.42%

SELECT NATURAL GAS (LOAD ADJ.)  44.90%         54.54%       73.57%        66.21%

S&P 500                         7.32%          39.82%       206.52%       241.61%

GS Utilities                    4.02%          35.90%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on April 21, 1993. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 136 stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SELECT NATURAL GAS               59.39%       12.35%        8.84%

SELECT NATURAL GAS  (LOAD ADJ.)  54.54%       11.66%        8.31%

S&P 500                          39.82%       25.11%        21.29%

GS Utilities                     35.90%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             NATURAL GAS                 S&P 500
             00513                       SP001
  1993/04/21       9700.00                    10000.00
  1993/04/30       9515.70                     9926.17
  1993/05/31       9670.90                    10192.20
  1993/06/30       9952.20                    10221.75
  1993/07/31       9913.40                    10180.87
  1993/08/31      10767.00                    10566.72
  1993/09/30      10582.70                    10485.36
  1993/10/31      10010.40                    10702.40
  1993/11/30       9156.80                    10600.73
  1993/12/31       9209.91                    10729.00
  1994/01/31       9672.37                    11093.79
  1994/02/28       9327.98                    10793.14
  1994/03/31       8993.44                    10322.56
  1994/04/30       9692.05                    10454.69
  1994/05/31       9613.33                    10626.15
  1994/06/30       9662.53                    10365.81
  1994/07/31       9603.49                    10705.81
  1994/08/31       9288.63                    11144.75
  1994/09/30       9229.59                    10871.70
  1994/10/31       9554.30                    11116.31
  1994/11/30       8717.93                    10711.46
  1994/12/31       8580.06                    10870.31
  1995/01/31       8313.78                    11152.17
  1995/02/28       8856.20                    11586.77
  1995/03/31       9378.89                    11928.70
  1995/04/30       9536.79                    12280.00
  1995/05/31       9902.07                    12770.83
  1995/06/30       9665.13                    13067.50
  1995/07/31       9665.13                    13500.82
  1995/08/31       9951.43                    13534.70
  1995/09/30      10237.73                    14105.87
  1995/10/31       9793.47                    14055.51
  1995/11/30      10632.63                    14672.55
  1995/12/31      11187.09                    14955.14
  1996/01/31      11236.63                    15464.21
  1996/02/29      11256.45                    15607.57
  1996/03/31      11761.80                    15757.87
  1996/04/30      12587.74                    15990.14
  1996/05/31      12687.64                    16402.52
  1996/06/30      13356.99                    16465.02
  1996/07/31      12397.92                    15737.59
  1996/08/31      12867.47                    16069.50
  1996/09/30      13406.94                    16973.89
  1996/10/31      14376.00                    17442.03
  1996/11/30      15195.20                    18760.47
  1996/12/31      15026.99                    18388.83
  1997/01/31      14794.09                    19537.76
  1997/02/28      12657.51                    19690.94
  1997/03/31      12617.00                    18881.84
  1997/04/30      12431.17                    20009.08
  1997/05/31      13607.66                    21227.24
  1997/06/30      13097.50                    22178.22
  1997/07/31      13670.13                    23942.94
  1997/08/31      14721.67                    22601.65
  1997/09/30      15252.65                    23839.55
  1997/10/31      14825.79                    23043.31
  1997/11/30      13826.30                    24109.98
  1997/12/31      13815.88                    24523.95
  1998/01/31      13107.91                    24795.18
  1998/02/28      13763.83                    26583.41
  1998/03/31      14430.16                    27944.75
  1998/04/30      14825.79                    28225.87
  1998/05/31      14003.29                    27740.67
  1998/06/30      13930.41                    28867.50
  1998/07/31      12743.51                    28560.06
  1998/08/31      10432.19                    24430.84
  1998/09/30      12691.46                    25995.88
  1998/10/31      12951.74                    28110.39
  1998/11/30      12066.77                    29814.16
  1998/12/31      12102.93                    31532.05
  1999/01/31      11251.94                    32850.72
  1999/02/28      11125.87                    31829.72
  1999/03/31      12974.93                    33103.23
  1999/04/30      15050.95                    34385.32
  1999/05/31      15019.20                    33573.48
  1999/06/30      15548.42                    35436.81
  1999/07/31      16278.74                    34330.47
  1999/08/31      16621.00                    34160.54
IMATRL PRASUN   SHR__CHT 19990831 19990914 141606 R00000000000080

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Gas Portfolio on April 21, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $16,621 - a 66.21% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $34,161 - a 241.61% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Coastal Corp. (The)           5.1

Williams Companies, Inc.      4.8

Enron Corp.                   4.8

Burlington Resources, Inc.    4.3

Vastar Resources, Inc.        4.0

BP Amoco PLC sponsored ADR    3.3

Anadarko Petroleum Corp.      2.7

Apache Corp.                  2.5

Santa Fe Snyder Corp.         2.3

AES Corp.                     2.3

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Oil & Gas 56.9%
Gas 25.9%
Energy Services 6.5%
Electric Utility 5.8%
Autos, Tires, & Accessories 1.6%
All Others 3.3%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 3.3
Row: 1, Col: 2, Value: 1.6
Row: 1, Col: 3, Value: 5.8
Row: 1, Col: 4, Value: 6.5
Row: 1, Col: 5, Value: 25.9
Row: 1, Col: 6, Value: 56.9

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

NATURAL GAS PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Victor Thay) (photograph of Christian Zann)

NOTE TO SHAREHOLDERS: On August 2, 1999, Christian Zann (right) became Portfolio Manager of Fidelity Select Natural Gas Portfolio. The following is an interview with Victor Thay, who managed the fund during most of the period covered by this report, with additional comments from Christian Zann on his outlook.

Q. HOW DID THE FUND PERFORM, VICTOR?

V.T. The fund did very well. For the six months that ended August 31, 1999, the fund had a total return of 49.45%, far exceeding the 7.32% gain of the Standard & Poor's 500 Index and the 4.02% return of the Goldman Sachs Utilities Index, an index of 136 stocks designed to measure the performance of companies in the utilities sector. For the 12 months that ended August 31, 1999, the fund had a total return of 59.39%, again outperforming the S&P 500 and the Goldman Sachs index, which gained 39.82% and 35.90%, respectively.

Q. WHAT WAS RESPONSIBLE FOR THE FUND'S STRONG PERFORMANCE?

V.T. The main factor was a dramatic improvement in the supply and demand picture for natural gas and crude oil. Natural gas production had been slowing, which cut back on supply. However, an extremely warm summer resulted in liberal use of air conditioning systems, which spurred demand. On the crude oil side, OPEC (Organization of Petroleum Exporting Countries) was apparently successful, at least over the short term, in reining in the production of its members. In addition, the oil market benefited from more rapid recoveries in many Asian economies than most people expected, which added to demand for energy products. So it was an ideal environment for the fund. The broadly based S&P 500 also did well but lagged the fund's performance because of the index's much greater diversification. The Goldman Sachs Utilities Index, on the other hand, suffered somewhat from its focus on utilities, which tend to underperform when interest rates are rising, as they did during the period.

Q. WHAT STRATEGIC MOVES DID YOU MAKE DURING THE PERIOD?

V.T. Drilling stocks had a phenomenal run, so I took some profits there. I also moved out a bit more on the risk spectrum toward exploration and production (E&P) companies with higher cost structures and greater financial leverage. My rationale was that in an environment of rising energy prices, such companies would reap the greatest benefits.

Q. WHICH STOCKS HELPED THE FUND?

V.T. Enron was one of the fund's best performers. The company was a big winner in the move toward energy deregulation around the world. In addition, it gained a foothold in the telecommunications market - more specifically, in the potentially lucrative business of buying and selling bandwidth, or telecommunications network capacity. Another strong performer, Vastar Resources, is a gas E&P company that enjoyed some exploration successes recently. Another factor helping in this case was speculation that BP Amoco, which already owns 80% of Vastar's stock, would buy the other 20%. Finally, Apache Corporation - another E&P company - purchased some property in the Gulf of Mexico from Royal Dutch Petroleum that was widely anticipated to help Apache's earnings. In addition, the company had an extremely healthy balance sheet that appealed to investors.

Q. WHICH STOCKS DETRACTED FROM PERFORMANCE?

V.T. With the extremely favorable environment for natural gas stocks, most of the fund's holdings helped its performance. However, Atmos Energy, a gas utility, was hurt marginally by interest-rate fears.

Q. TURNING TO YOU, CHRISTIAN, WHAT'S YOUR OUTLOOK?

C.Z. The supply and demand situation for both natural gas and crude oil appears favorable at this juncture. Natural gas supplies are tight enough to support prices at roughly their current levels if we have a relatively normal winter, and gas-related stocks should do well in that case. It takes a while to increase production after a period of weak prices such as we had recently, and the supply of natural gas is still in the process of catching up with demand. Supply and demand for oil also appear to be in good shape, but, as always, OPEC is an unpredictable wild card. OPEC meetings scheduled for September 1999 and March 2000 should provide more clues about the direction of oil prices.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: April 21, 1993

FUND NUMBER: 513

TRADING SYMBOL: FSNGX

SIZE: as of August 31, 1999, more than
$72 million

MANAGER: Christian Zann, since August 1999;
analyst, oil and natural gas companies, since
1999; analyst, retail and consumer products companies, 1996-1999; joined Fidelity in 1996

NATURAL GAS PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 96.7%

                                 SHARES                   VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
1.6%

Barrett Resources Corp. (a)       31,100                  $ 1,121,544

ELECTRIC UTILITY - 5.8%

AES Corp. (a)                     27,200                   1,650,700

Calpine Corp. (a)                 12,500                   1,132,813

CMS Energy Corp.                  12,400                   490,576

Entergy Corp.                     31,800                   948,038

                                                           4,222,127

ENERGY SERVICES - 6.5%

BJ Services Co. (a)               16,100                   551,425

ENSCO International, Inc.         33,200                   707,575

Halliburton Co.                   10,700                   496,213

Marine Drilling Companies,        13,900                   220,663
Inc. (a)

Nabors Industries, Inc. (a)       17,200                   464,400

Noble Drilling Corp. (a)          24,000                   591,000

Oceaneering International,        14,700                   294,919
Inc. (a)

Pool Energy Services Co. (a)      15,100                   398,263

Precision Drilling Corp.          45,600                   1,035,739
Class A (a)

                                                           4,760,197

GAS - 25.9%

Atmos Energy Corp.                19,700                   493,731

Cascade Natural Gas Corp.         37,200                   681,225

Columbia Energy Group             15,100                   891,844

Dynegy, Inc.                      68,900                   1,619,150

Energen Corp.                     42,000                   792,750

Enron Corp.                       84,100                   3,521,688

Equitable Resources, Inc.         30,100                   1,106,175

K N Energy, Inc.                  65,000                   1,324,375

National Fuel Gas Co.             14,000                   658,875

New Jersey Resources Corp.        9,300                    360,375

Northwest Natural Gas Co.         13,700                   342,500

Ocean Energy, Inc. (a)            121,100                  1,226,138

ONEOK, Inc.                       6,500                    201,906

SEMCO Energy, Inc.                13,600                   197,200

Sonat, Inc.                       40,100                   1,448,613

Westcoast Energy, Inc.            26,100                   509,759

Williams Companies, Inc.          85,660                   3,533,475

                                                           18,909,779

OIL & GAS - 56.9%

Alberta Energy Co. Ltd.           37,167                   1,145,516

Anadarko Petroleum Corp.          58,450                   1,987,300

Anderson Exploration Ltd. (a)     38,500                   554,606

Apache Corp.                      39,625                   1,802,938

Atlantic Richfield Co.            4,600                    404,513

Baytex Energy Ltd. (a)            7,700                    51,849

Bonavista Petroleum Ltd. (a)      3,300                    40,352

BP Amoco PLC sponsored ADR        21,619                   2,424,030

Burlington Resources, Inc.        75,672                   3,164,036



                                 SHARES                   VALUE (NOTE 1)

Cabot Oil & Gas Corp. Class A     10,300                  $ 196,344

Canada Occidental Petroleum       61,300                   1,129,481
Ltd.

Canadian Hunter Exploration       51,800                   841,642
Ltd.

Canadian Natural Resources        56,500                   1,400,670
Ltd. (a)

Coastal Corp. (The)               85,670                   3,710,571

Comstock Resources, Inc. (a)      60,700                   280,738

Enbridge, Inc.                    52,700                   1,126,385

Encal Energy Ltd. (a)             24,100                   129,179

Enron Oil & Gas Co.               51,400                   1,227,175

Ensign Resource Service           23,200                   512,965
Group, Inc.

Forest Oil Corp. (a)              46,100                   688,619

Kerr-McGee Corp.                  17,912                   1,003,072

Louis Dreyfus Natural Gas         4,700                    102,813
Corp. (a)

Murphy Oil Corp.                  3,800                    192,850

Newfield Exploration Co. (a)      28,300                   859,613

Nuevo Energy Co. (a)              60,100                   1,051,750

Paramount Resources Ltd.          35,700                   550,151

Penn West Petroleum Ltd. (a)      70,200                   1,493,367

Pennaco Energy, Inc. (a)          50,000                   581,250

Pioneer Natural Resources Co.     50,000                   568,750

Plains Resources, Inc. (a)        84,500                   1,616,063

Remington Oil & Gas Corp.         45,300                   234,994

Rio Alto Exploration Ltd. (a)     82,400                   1,347,109

Santa Fe Snyder Corp. (a)         172,015                  1,677,146

St. Mary Land & Exploration       4,000                    106,000
Co.

Stone Energy Corp. (a)            13,500                   718,875

Swift Energy Co. (a)              37,500                   473,438

Ulster Petroleums Ltd. (a)        76,500                   845,729

Union Pacific Resources           17,500                   313,906
Group, Inc.

Vastar Resources, Inc.            43,700                   2,911,513

Vintage Petroleum, Inc.           103,800                  1,485,638

Western Gas Resources, Inc.       32,700                   557,944

Wiser Oil Co.                     3,900                    11,456

                                                           41,522,336

TOTAL COMMON STOCKS                                        70,535,983
(Cost $55,935,271)

CASH EQUIVALENTS - 6.6%



Central Cash Collateral Fund,     1,578,100                1,578,100
5.26% (b)

Taxable Central Cash Fund,        3,216,022                3,216,022
5.20% (b)

TOTAL CASH EQUIVALENTS                                     4,794,122
(Cost $4,794,122)

TOTAL INVESTMENT PORTFOLIO -                               75,330,105
103.3%  (Cost $60,729,393)

NET OTHER ASSETS - (3.3%)                                  (2,388,169)

NET ASSETS - 100%                                        $ 72,941,936

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $41,439,130 and $25,511,580, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $5,079 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,550,575. The fund received cash collateral of $1,578,100 which was invested in the Central Cash Collateral Fund.

Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America     79.2%

Canada                       17.5

United Kingdom                3.3

                            100.0%

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $60,975,957. Net unrealized appreciation aggregated $14,354,148, of which $15,441,205 related to appreciated investment securities and $1,087,057 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $3,229,000 all of which will expire on February 28, 2007.

The fund has elected to defer to its fiscal year ending February 29, 2000 approximately $1,719,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

NATURAL GAS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                            AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at               $ 75,330,105
value  (cost $60,729,393) -
See accompanying schedule

Receivable for fund shares                  463,380
sold

Dividends receivable                        87,223

Interest receivable                         20,686

Redemption fees receivable                  3,197

Other receivables                           26

 TOTAL ASSETS                               75,904,617

LIABILITIES

Payable for investments        $ 381,715
purchased

Payable for fund shares         926,726
redeemed

Accrued management fee          32,683

Other payables and accrued      43,457
expenses

Collateral on securities        1,578,100
loaned,  at value

 TOTAL LIABILITIES                          2,962,681

NET ASSETS                                 $ 72,941,936

Net Assets consist of:

Paid in capital                            $ 60,843,242

Undistributed net investment                11,754
income

Accumulated undistributed net               (2,514,483)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 14,601,423
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 4,642,207                  $ 72,941,936
shares outstanding

NET ASSET VALUE and                         $15.71
redemption price per share
($72,941,936 (divided by)
4,642,207 shares)

Maximum offering price per                  $16.20
share (100/97.00 of $15.71)

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED AUGUST 31,
                                       1999 (UNAUDITED)

INVESTMENT INCOME                             $ 336,141
Dividends

Interest                                       82,286

Security lending                               111

 TOTAL INCOME                                  418,538

EXPENSES

Management fee                   $ 164,615

Transfer agent fees               182,047

Accounting and security           30,324
lending fees

Non-interested trustees'          73
compensation

Custodian fees and expenses       11,071

Registration fees                 20,479

Audit                             4,124

Legal                             28

 Total expenses before            412,761
reductions

 Expense reductions               (16,834)     395,927

NET INVESTMENT INCOME                          22,611

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            2,923,237

 Foreign currency transactions    (2,188)      2,921,049

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            16,616,401

 Assets and liabilities in        770          16,617,171
foreign currencies

NET GAIN (LOSS)                                19,538,220

NET INCREASE (DECREASE) IN                    $ 19,560,831
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 90,429
charges paid to FDC

 Sales charges - Retained by                  $ 90,429
FDC

 Deferred sales charges                       $ 650
withheld   by FDC

 Exchange fees withheld by FSC                $ 3,083

 Expense reductions  Directed                 $ 16,780
brokerage arrangements

  Custody credits                              54

                                              $ 16,834

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 22,611                     $ 479,288
income

 Net realized gain (loss)         2,921,049                    (5,303,326)

 Change in net unrealized         16,617,171                   (4,576,943)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       19,560,831                   (9,400,981)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (330,540)                    (375,571)
from net investment income

Share transactions Net            54,516,665                   47,858,222
proceeds from sales of shares

 Reinvestment of distributions    314,409                      356,687

 Cost of shares redeemed          (38,028,300)                 (61,599,489)

 NET INCREASE (DECREASE) IN       16,802,774                   (13,384,580)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  80,445                       123,693

  TOTAL INCREASE (DECREASE)       36,113,510                   (23,037,439)
IN NET ASSETS

NET ASSETS

 Beginning of period              36,828,426                   59,865,865

 End of period (including        $ 72,941,936                 $ 36,828,426
undistributed net investment
income of $11,754 and
$319,683, respectively)

OTHER INFORMATION
Shares

 Sold                             3,778,624                    3,845,626

 Issued in reinvestment of        26,049                       32,426
distributions

 Redeemed                         (2,640,529)                  (4,929,086)

 Net increase (decrease)          1,164,144                    (1,051,034)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                  1998      1997      1996 G    1995

Net asset value, beginning of    $ 10.59                      $ 13.22               $ 12.50   $ 11.36   $ 8.98    $ 9.48
period

Income from Investment
Operations

Net investment income (loss) D    .01                          .12 E                 (.05)     (.06)     .05       .03

Net realized and unrealized       5.18                         (2.68)                1.06      1.30      2.36      (.53)
gain (loss)

Total from investment             5.19                         (2.56)                1.01      1.24      2.41      (.50)
operations

Less Distributions

 From net investment income       (.09)                        (.10)                 -         (.01)     (.05)     (.02)

From net realized gain            -                            -                     (.30)     (.29)     -         -

In excess of net realized gain    -                            -                     (.03)     -         -         -

Total distributions               (.09)                        (.10)                 (.33)     (.30)     (.05)     (.02)

Redemption fees added to paid     .02                          .03                   .04       .20       .02       .02
in capital

Net asset value, end of period   $ 15.71                      $ 10.59               $ 13.22   $ 12.50   $ 11.36   $ 8.98

TOTAL RETURN B, C                 49.45%                       (19.17)%              8.74%     12.45%    27.10%    (5.06)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 72,942                     $ 36,828              $ 59,866  $ 81,566  $ 60,228  $ 79,894
(000 omitted)

Ratio of expenses to average      1.42% A                      1.57%                 1.82%     1.70%     1.68%     1.70%
net assets

Ratio of expenses to average      1.36% A, F                   1.52% F               1.78% F   1.66% F   1.67% F   1.66% F
net assets after  expense
reductions

Ratio of net investment           .08% A                       .93%                  (.37)%    (.46)%    .46%      .30%
income (loss) to average net
assets

Portfolio turnover rate           94% A                        107%                  118%      283%      79%       177%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH
AMOUNTED TO $.10 PER SHARE. F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. G FOR THE YEAR ENDED FEBRUARY 29


TELECOMMUNICATIONS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT TELECOMMUNICATIONS       16.42%         65.71%       187.09%       431.39%

SELECT TELECOMMUNICATIONS       12.86%         60.67%       178.40%       415.38%
(LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Utilities                    4.02%          35.90%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 136 stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT TELECOMMUNICATIONS       65.71%       23.48%        18.18%

SELECT TELECOMMUNICATIONS       60.67%       22.73%        17.82%
(LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Utilities                    35.90%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             TELECOMMUNICATIONS          S&P 500
             00096                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30      10056.51                     9959.00
  1989/10/31       9700.00                     9727.95
  1989/11/30       9945.10                     9926.40
  1989/12/31      10436.26                    10164.64
  1990/01/31       9304.48                     9482.59
  1990/02/28       9269.83                     9604.91
  1990/03/31       9485.41                     9859.44
  1990/04/30       8927.22                     9612.96
  1990/05/31       9866.52                    10550.22
  1990/06/30       9670.19                    10478.48
  1990/07/31       9227.49                    10444.95
  1990/08/31       8153.45                     9500.72
  1990/09/30       7626.05                     9038.04
  1990/10/31       7891.67                     8999.18
  1990/11/30       8342.08                     9580.52
  1990/12/31       8725.07                     9847.82
  1991/01/31       9035.14                    10277.18
  1991/02/28       9337.36                    11012.00
  1991/03/31       9600.33                    11278.49
  1991/04/30       9804.42                    11305.56
  1991/05/31       9906.47                    11793.96
  1991/06/30       9494.35                    11253.80
  1991/07/31      10032.07                    11778.23
  1991/08/31      10330.36                    12057.37
  1991/09/30      10463.81                    11856.01
  1991/10/31      10875.92                    12014.88
  1991/11/30      10459.88                    11530.68
  1991/12/31      11416.91                    12849.79
  1992/01/31      11432.77                    12610.79
  1992/02/29      11575.53                    12774.73
  1992/03/31      11167.08                    12525.62
  1992/04/30      11587.43                    12893.87
  1992/05/31      11452.60                    12957.05
  1992/06/30      11186.62                    12763.99
  1992/07/31      11786.90                    13286.04
  1992/08/31      11647.76                    13013.68
  1992/09/30      11874.35                    13167.24
  1992/10/31      11993.62                    13213.32
  1992/11/30      12617.74                    13663.90
  1992/12/31      13165.76                    13831.96
  1993/01/31      13125.26                    13948.15
  1993/02/28      13846.12                    14137.85
  1993/03/31      14413.08                    14436.15
  1993/04/30      14443.49                    14086.80
  1993/05/31      15024.89                    14464.33
  1993/06/30      15672.73                    14506.27
  1993/07/31      16129.54                    14448.25
  1993/08/31      17346.31                    14995.84
  1993/09/30      17595.48                    14880.37
  1993/10/31      18102.12                    15188.39
  1993/11/30      16619.57                    15044.10
  1993/12/31      17078.04                    15226.14
  1994/01/31      17423.79                    15743.82
  1994/02/28      16877.88                    15317.17
  1994/03/31      16350.16                    14649.34
  1994/04/30      16641.99                    14836.85
  1994/05/31      16544.26                    15080.17
  1994/06/30      16530.30                    14710.71
  1994/07/31      17447.10                    15193.22
  1994/08/31      17954.36                    15816.14
  1994/09/30      17744.94                    15428.65
  1994/10/31      18591.93                    15775.79
  1994/11/30      17605.33                    15201.24
  1994/12/31      17815.67                    15426.67
  1995/01/31      18062.84                    15826.69
  1995/02/28      18224.46                    16443.45
  1995/03/31      18452.62                    16928.70
  1995/04/30      19026.13                    17427.25
  1995/05/31      19545.47                    18123.82
  1995/06/30      20487.07                    18544.83
  1995/07/31      21787.84                    19159.78
  1995/08/31      22433.37                    19207.87
  1995/09/30      23171.11                    20018.44
  1995/10/31      22200.39                    19946.98
  1995/11/30      22690.61                    20822.65
  1995/12/31      23099.10                    21223.69
  1996/01/31      23262.60                    21946.15
  1996/02/29      22925.39                    22149.59
  1996/03/31      22818.09                    22362.89
  1996/04/30      23883.43                    22692.52
  1996/05/31      24413.44                    23277.76
  1996/06/30      24661.88                    23366.44
  1996/07/31      22795.81                    22334.12
  1996/08/31      23270.61                    22805.14
  1996/09/30      23955.20                    24088.62
  1996/10/31      23480.40                    24752.98
  1996/11/30      24192.60                    26624.06
  1996/12/31      24346.38                    26096.63
  1997/01/31      24512.00                    27727.15
  1997/02/28      24724.94                    27944.53
  1997/03/31      22642.84                    26796.29
  1997/04/30      23351.25                    28396.03
  1997/05/31      26674.99                    30124.78
  1997/06/30      28145.46                    31474.37
  1997/07/31      28716.63                    33978.79
  1997/08/31      27313.00                    32075.30
  1997/09/30      30855.49                    33832.06
  1997/10/31      30108.10                    32702.07
  1997/11/30      31353.75                    34215.85
  1997/12/31      30634.54                    34803.33
  1998/01/31      33214.01                    35188.26
  1998/02/28      36227.91                    37726.04
  1998/03/31      39452.24                    39657.99
  1998/04/30      39296.78                    40056.94
  1998/05/31      37619.22                    39368.37
  1998/06/30      39059.12                    40967.51
  1998/07/31      40317.29                    40531.21
  1998/08/31      31104.71                    34671.20
  1998/09/30      33061.86                    36892.24
  1998/10/31      35431.40                    39893.06
  1998/11/30      37451.46                    42310.97
  1998/12/31      43207.11                    44748.93
  1999/01/31      46786.22                    46620.33
  1999/02/28      44273.68                    45171.37
  1999/03/31      47566.47                    46978.68
  1999/04/30      51128.34                    48798.16
  1999/05/31      50945.64                    47646.04
  1999/06/30      55133.25                    50290.39
  1999/07/31      54387.81                    48720.33
  1999/08/31      51538.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990924 121921 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Telecommunications Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $51,538 - a 415.38% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

MCI WorldCom, Inc.            11.2

Ameritech Corp.               7.0

Cisco Systems, Inc.           6.2

Vodafone AirTouch PLC         5.6
sponsored ADR

AT&T Corp.                    4.3

Motorola, Inc.                3.4

MediaOne Group, Inc.          3.1

Cincinnati Bell, Inc.         2.8

ALLTEL Corp.                  2.7

SBC Communications, Inc.      2.7

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Telephone Services 50.2%
Cellular 13.5%
Communications Equipment 10.3%
Computer Services
& Software 6.4%
Broadcasting 5.2%
All Others 14.4%*

* INCLUDES SHORT-TERM INVESTMENTS AND OTHER NET ASSETS.

Row: 1, Col: 1, Value: 14.4
Row: 1, Col: 2, Value: 5.2
Row: 1, Col: 3, Value: 6.4
Row: 1, Col: 4, Value: 10.3
Row: 1, Col: 5, Value: 13.5
Row: 1, Col: 6, Value: 50.2

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TELECOMMUNICATIONS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Peter Saperstone)

Peter Saperstone, Portfolio Manager
of Fidelity Select Telecommunications Portfolio

Q. HOW DID THE FUND PERFORM, PETER?

A. The fund's performance was very strong. For the six months that ended August 31, 1999, the fund returned 16.42%, far ahead of the 7.32% return of the Standard & Poor's 500 Index and the 4.02% gain of the Goldman Sachs Utilities Index, an index of 136 stocks designed to measure the performance of companies in the utilities sector. For the 12 months that ended August 31, 1999, the fund returned 65.71%, which also compared favorably to the 39.82% return of the S&P 500 and the 35.90% return of the Goldman Sachs index.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A. The fund benefited from its emphasis on the stocks of companies involved in two of the fastest-growing segments of the telecommunications market - data communications and wireless communications. In addition, I underweighted the regional Bell operating companies (RBOCs), which tend to underperform when interest rates are rising, as they did during the period. In general, I favored the stocks of competitive local exchange carriers (CLECs) over the RBOCs because the former are better positioned to benefit from the deregulation of the local telephone service market. The general market, as represented by the S&P 500, also performed well, but gains in many sectors of the market were limited by the Federal Reserve Board's two increases of short-term interest rates over the summer. Higher interest rates also played a role in the fund's ability to outperform the Goldman Sachs index. Electric utility stocks, which typically move with bond prices and counter to the direction of interest rates, make up approximately 20% of that index and held back its performance during the period.

Q. WHY DID DATA AND WIRELESS COMMUNICATIONS STOCKS PERFORM SO WELL?

A. More and more business is being transacted over the Internet, and much of it involves data communications of some kind. That's good for the companies building the equipment that makes data networks possible. At the moment, data traffic is growing much faster than voice traffic, and investors were attracted by that growth. In the wireless market, prices for cellular equipment and service have come down to the point where most people can realistically consider purchasing them. One result of that was healthy sales and earnings growth for companies that make cellular equipment and provide the infrastructure by which it operates.

Q. WHAT STOCKS DID WELL FOR THE FUND?

A. Cisco Systems, the fund's third-largest holding at the end of the period, made a positive contribution to performance. The company manufactures products that enable companies to operate data networks on the Internet and was one of the beneficiaries of the growth in data traffic I mentioned. Exodus Communications also helped performance. A provider of Web-hosting capabilities for Internet service providers, Exodus presented another way to play the strength in data communications stocks. Another strong performer, McLeodUSA, exemplified the potential that investors saw in the CLEC area. Vodafone Airtouch and Nextel are both wireless companies that benefited from healthy demand and flattening supply for cellular products and services.

Q. WHAT STOCKS DISAPPOINTED YOU?

A. AT&T and MCI WorldCom, both providers of long-distance telephone service, were hurt by a price war that broke out over the summer. Cincinnati Bell, a local telephone service provider, caught investors off guard with its purchase of a long-distance service wholesaler, implying an abrupt and challenging shift in the company's strategy. PSINet, which provides Web-hosting capabilities for other companies, suffered when investors took profits on their Internet holdings over the summer.

Q. WHAT'S YOUR OUTLOOK, PETER?

A. I foresee continued strong growth in the two markets I mentioned earlier - data and wireless communications. The main concern going forward will be to keep an eye on valuations. I also think we'll see competition between long-distance carriers and local service companies heating up very soon. My feeling is that the RBOCs have more to lose in that battle because they have operated as monopolies for so long, whereas the long-distance market has been competitive for a number of years now. Overall, the telecommunications sector should continue to offer excellent opportunities for investors.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 096

TRADING SYMBOL: FSTCX

SIZE: as of August 31, 1999, more than
$994 million

MANAGER: Peter Saperstone, since 1998;
manager, Fidelity Utilities Fund and Fidelity
Advisor Utilities Growth Fund, since 1998;
manager, Fidelity Select Air Transportation
Portfolio and Fidelity Select Defense and
Aerospace Portfolio, 1997-1998; manager,
Fidelity Select Construction and Housing
Portfolio, 1996-1997; joined Fidelity in 1995

TELECOMMUNICATIONS PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 91.5%

                                SHARES                     VALUE (NOTE 1)

BROADCASTING - 5.2%

AlphaNet Telecom, Inc. (a)(c)    1,196,200                 $ 8

AT&T Corp. (Liberty Media        295,000                    9,440,000
Group)  Class A (a)

EchoStar Communications Corp.    69,700                     5,828,663
 Class A (a)

MediaOne Group, Inc.             474,800                    31,218,100

NTL, Inc. (a)                    48,900                     4,801,369

                                                            51,288,140

CELLULAR - 13.5%

ALLTEL Corp.                     403,800                    27,306,975

Mannesmann AG                    89,600                     13,550,177

Nextel Communications, Inc.      259,300                    14,990,781
Class A (a)

QUALCOMM, Inc.                   80,700                     15,509,531

Sprint Corp. Series 1 (PCS       44,800                     2,676,800
Group)

Telephone & Data Systems,        56,099                     3,905,893
Inc.

Vodafone AirTouch PLC            278,650                    55,886,741
sponsored ADR

                                                            133,826,898

COMMUNICATIONS EQUIPMENT -
10.3%

ADC Telecommunications, Inc.     97,100                     3,598,769
(a)

Cisco Systems, Inc. (a)          903,400                    61,261,813

Dycom Industries, Inc. (a)       82,600                     2,550,275

Lucent Technologies, Inc.        405,675                    25,988,555

Newbridge Networks Corp. (a)     69,700                     1,914,707

Nokia AB sponsored ADR           87,600                     7,303,650

                                                            102,617,769

COMPUTER SERVICES & SOFTWARE
- 6.4%

America Online, Inc. (a)         10,800                     986,175

At Home Corp. Series A (a)       92,800                     3,723,600

Digex, Inc. Class A              127,600                    4,242,700

Exodus Communications, Inc.      184,600                    14,837,225
(a)

IXnet, Inc. (a)                  379,800                    7,121,250

PSINet, Inc. (a)                 484,900                    23,214,588

Verio, Inc. (a)                  151,000                    5,615,313

Visual Networks, Inc. (a)        101,500                    4,212,250

Yahoo!, Inc. (a)                 600                        88,500

                                                            64,041,601

ELECTRICAL EQUIPMENT - 2.5%

ANTEC Corp. (a)                  238,200                    10,852,988

Ericsson (L.M.) Telefon AB       145,200                    4,728,075
ADR Class B

Oak Industries, Inc. (a)         284,800                    8,935,600

                                                            24,516,663

ELECTRONICS - 3.4%

Motorola, Inc.                   366,900                    33,846,525



                                SHARES                     VALUE (NOTE 1)

TELEPHONE SERVICES - 50.2%

Ameritech Corp.                  1,106,200                 $ 69,828,875

AT&T Corp.                       948,792                    42,695,640

Bell Atlantic Corp.              382,500                    23,428,125

BellSouth Corp.                  255,400                    11,556,850

CenturyTel, Inc.                 379,800                    14,930,888

Cincinnati Bell, Inc.            1,522,700                  28,169,950

Commonwealth Telephone           197,500                    8,418,437
Enterprises, Inc. (a)

COMSAT Corp. Series 1            147,000                    5,108,250

CTC Communications Corp. (a)     34,800                     524,175

Focal Communications Corp.       130,800                    3,180,075

Frontier Corp.                   446,800                    18,737,675

GTE Corp.                        332,600                    22,824,675

Intermedia Communications,       400,700                    10,418,200
Inc. (a)

MCI WorldCom, Inc. (a)           1,471,703                  111,481,498

McLeodUSA, Inc. Class A (a)      697,000                    23,262,375

Metromedia Fiber Network,        258,100                    7,597,819
Inc.  Class A (a)

NEXTLINK Communications, Inc.    121,400                    6,115,525
 Class A (a)

Nippon Telegraph & Telephone     298                        3,346,022
Corp.

Qwest Communications             221,180                    6,358,925
International, Inc. (a)

SBC Communications, Inc.         562,600                    27,004,800

Sprint Corp. (FON Group)         604,500                    26,824,688

TALK.com, Inc. (a)               1,111,950                  11,466,984

TALK.com, Inc. rights 2/28/00    62,033                     1
(a)

Telebras sponsored:

ADR                              32,100                     1,505

ADR (PFD)                        24,800                     1,839,850

WinStar Communications, Inc.     289,700                    14,720,381
(a)

                                                            499,842,188

TOTAL COMMON STOCKS                                         909,979,784
(Cost $726,209,783)

CASH EQUIVALENTS - 13.7%



Central Cash Collateral Fund,    60,681,400                 60,681,400
5.26% (b)

Taxable Central Cash Fund,       75,964,054                 75,964,054
5.20% (b)

TOTAL CASH EQUIVALENTS                                      136,645,454
(Cost $136,645,454)

TOTAL INVESTMENT PORTFOLIO -                                1,046,625,238
105.2%
(Cost $862,855,237)

NET OTHER ASSETS - (5.2%)                                    (51,745,620)

NET ASSETS - 100%                                         $ 994,879,618

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $775,103,089 and $765,908,672, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $32,690 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $59,449,856. The fund received cash collateral of $60,681,400 which was invested in the Central Cash Collateral Fund.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $4,672,000. The weighted average interest rate was 5.01%.

Transactions during the period with companies which are or were affiliates are as follows:

AFFILIATE                 PURCHASE COST  SALES COST  DIVIDEND INCOME  VALUE

AlphaNet  Telecom, Inc.   $ -            $ -         $ -              $ 8

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $867,119,517. Net unrealized appreciation aggregated $179,505,721, of which $227,332,481 related to appreciated investment securities and $47,826,760 related to depreciated investment securities.

TELECOMMUNICATIONS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 1,046,625,238
value  (cost $862,855,237) -
 See accompanying schedule

Receivable for investments                   13,930,500
sold

Receivable for fund shares                   2,177,890
sold

Dividends receivable                         194,607

Interest receivable                          200,707

Redemption fees receivable                   1,914

Other receivables                            299,473

 TOTAL ASSETS                                1,063,430,329

LIABILITIES

Payable to custodian bank      $ 1,476,027

Payable for investments         3,474,578
purchased

Payable for fund shares         1,943,265
redeemed

Accrued management fee          492,175

Other payables and  accrued     483,266
expenses

Collateral on securities        60,681,400
loaned,  at value

 TOTAL LIABILITIES                           68,550,711

NET ASSETS                                  $ 994,879,618

Net Assets consist of:

Paid in capital                             $ 685,046,426

Accumulated net investment                   (636,384)
loss

Accumulated undistributed net                126,699,821
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  183,769,755
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 14,105,824                  $ 994,879,618
shares outstanding

NET ASSET VALUE and                          $70.53
redemption price per share
($994,879,618 (divided by)
14,105,824 shares)

Maximum offering price per                   $72.71
share (100/97.00 of $70.53)

STATEMENT OF OPERATIONS
                                SIX MONTHS ENDED AUGUST 31,
                                           1999 (UNAUDITED)

INVESTMENT INCOME                              $ 3,488,005
Dividends

Interest                                        1,304,516

Security lending                                137,777

 TOTAL INCOME                                   4,930,298

EXPENSES

Management fee                   $ 2,869,188

Transfer agent fees               2,358,695

Accounting and security           329,871
lending fees

Non-interested trustees'          2,186
compensation

Custodian fees and expenses       28,364

Registration fees                 52,607

Audit                             14,217

Legal                             1,560

Interest                          651

 Total expenses before            5,657,339
reductions

 Expense reductions               (90,657)      5,566,682

NET INVESTMENT INCOME (LOSS)                    (636,384)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            132,373,314

 Foreign currency transactions    190,637       132,563,951

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (2,768,997)

 Assets and liabilities in        (3,952)       (2,772,949)
foreign currencies

NET GAIN (LOSS)                                 129,791,002

NET INCREASE (DECREASE) IN                     $ 129,154,618
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 1,613,517
charges paid to FDC

 Sales charges - Retained by                   $ 1,607,031
FDC

 Deferred sales charges                        $ 4,705
withheld   by FDC

 Exchange fees withheld by FSC                 $ 17,280

 Expense reductions  Directed                  $ 76,210
brokerage arrangements

  Custodian credits                             13,398

  Transfer agent credits                        1,049

                                               $ 90,657

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (636,384)                  $ (874,454)
income (loss)

 Net realized gain (loss)         132,563,951                  45,836,208

 Change in net unrealized         (2,772,949)                  85,596,709
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       129,154,618                  130,558,463
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (18,192,342)                 (46,022,800)
from net realized gains

Share transactions Net            252,880,468                  863,829,740
proceeds from sales of shares

 Reinvestment of distributions    17,540,314                   44,998,804

 Cost of shares redeemed          (210,950,727)                (813,636,128)

 NET INCREASE (DECREASE) IN       59,470,055                   95,192,416
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  271,974                      997,935

  TOTAL INCREASE (DECREASE)       170,704,305                  180,726,014
IN NET ASSETS

NET ASSETS

 Beginning of period              824,175,313                  643,449,299

 End of period (including        $ 994,879,618                $ 824,175,313
accumulated net investment
loss of $636,384 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             3,519,873                    15,272,906

 Issued in reinvestment of        266,328                      813,871
distributions

 Redeemed                         (3,006,615)                  (14,817,799)

 Net increase (decrease)          779,586                      1,268,978


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 G

Net asset value, beginning of    $ 61.85                      $ 53.37                   $ 41.80    $ 44.87    $ 38.34
period

Income from Investment
Operations

Net investment income (loss) D    (.05)                        (.06)                     (.25)      .12 E      .51

Net realized and unrealized       10.09                        11.43                     18.20      2.92       9.15
gain (loss)

Total from investment             10.04                        11.37                     17.95      3.04       9.66
operations

Less Distributions

 From net investment income       -                            -                         -          (.16)      (.39)

From net realized gain            (1.38)                       (2.96)                    (6.44)     (5.98)     (2.75)

Total distributions               (1.38)                       (2.96)                    (6.44)     (6.14)     (3.14)

Redemption fees added to paid     .02                          .07                       .06        .03        .01
in capital

Net asset value, end of period   $ 70.53                      $ 61.85                   $ 53.37    $ 41.80    $ 44.87

TOTAL RETURN B, C                 16.42%                       22.21%                    46.52%     7.85%      25.79%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 994,880                    $ 824,175                 $ 643,449  $ 388,535  $ 468,300
(000 omitted)

Ratio of expenses to average      1.13% A                      1.27%                     1.51%      1.51%      1.52%
net assets

Ratio of expenses to average      1.11% A, F                   1.25% F                   1.48% F    1.47% F    1.52%
net assets after  expense
reductions

Ratio of net investment           (.13)% A                     (.11)%                    (.53)%     .27%       1.17%
income (loss) to average net
assets

Portfolio turnover rate           165% A                       150%                      157%       175%       89%



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 37.10
period

Income from Investment
Operations

Net investment income (loss) D    .29

Net realized and unrealized       2.54
gain (loss)

Total from investment             2.83
operations

Less Distributions

 From net investment income       (.33)

From net realized gain            (1.27)

Total distributions               (1.60)

Redemption fees added to paid     .01
in capital

Net asset value, end of period   $ 38.34

TOTAL RETURN B, C                 7.98%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 369,476
(000 omitted)

Ratio of expenses to average      1.56%
net assets

Ratio of expenses to average      1.55% F
net assets after  expense
reductions

Ratio of net investment           .77%
income (loss) to average net
assets

Portfolio turnover rate           107%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH
AMOUNTED TO $.07 PER SHARE. F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. G FOR THE YEAR ENDED FEBRUARY 29


UTILITIES GROWTH PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT UTILITIES GROWTH         11.67%         52.51%       201.61%       385.18%

SELECT UTILITIES GROWTH (LOAD   8.25%          47.87%       192.49%       370.56%
ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Utilities                    4.02%          35.90%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 136 stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT UTILITIES GROWTH         52.51%       24.71%        17.11%

SELECT UTILITIES GROWTH (LOAD   47.87%       23.94%        16.75%
ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Utilities                    35.90%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Utilities Growth            S&P 500
             00065                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9839.79                     9959.00
  1989/10/31       9794.20                     9727.95
  1989/11/30      10116.32                     9926.40
  1989/12/31      10651.16                    10164.64
  1990/01/31      10125.44                     9482.59
  1990/02/28      10107.21                     9604.91
  1990/03/31      10052.51                     9859.44
  1990/04/30       9633.15                     9612.96
  1990/05/31      10134.56                    10550.22
  1990/06/30      10254.65                    10478.48
  1990/07/31      10338.83                    10444.95
  1990/08/31       9771.38                     9500.72
  1990/09/30       9796.32                     9038.04
  1990/10/31      10298.30                     8999.18
  1990/11/30      10569.55                     9580.52
  1990/12/31      10710.22                     9847.82
  1991/01/31      10663.00                    10277.18
  1991/02/28      11122.64                    11012.00
  1991/03/31      11248.57                    11278.49
  1991/04/30      11198.20                    11305.56
  1991/05/31      11201.34                    11793.96
  1991/06/30      11065.47                    11253.80
  1991/07/31      11425.59                    11778.23
  1991/08/31      11687.49                    12057.37
  1991/09/30      12047.61                    11856.01
  1991/10/31      12214.57                    12014.88
  1991/11/30      12355.35                    11530.68
  1991/12/31      12962.37                    12849.79
  1992/01/31      12563.37                    12610.79
  1992/02/29      12471.30                    12774.73
  1992/03/31      12341.71                    12525.62
  1992/04/30      12679.32                    12893.87
  1992/05/31      12924.86                    12957.05
  1992/06/30      13074.37                    12763.99
  1992/07/31      13769.56                    13286.04
  1992/08/31      13762.50                    13013.68
  1992/09/30      13836.61                    13167.24
  1992/10/31      13833.08                    13213.32
  1992/11/30      13928.36                    13663.90
  1992/12/31      14335.39                    13831.96
  1993/01/31      14579.24                    13948.15
  1993/02/28      15329.26                    14137.85
  1993/03/31      15743.06                    14436.15
  1993/04/30      15657.02                    14086.80
  1993/05/31      15690.60                    14464.33
  1993/06/30      16291.36                    14506.27
  1993/07/31      16477.93                    14448.25
  1993/08/31      17194.37                    14995.84
  1993/09/30      17194.37                    14880.37
  1993/10/31      17018.99                    15188.39
  1993/11/30      16186.88                    15044.10
  1993/12/31      16133.72                    15226.14
  1994/01/31      16464.29                    15743.82
  1994/02/28      15717.28                    15317.17
  1994/03/31      15150.59                    14649.34
  1994/04/30      15586.40                    14836.85
  1994/05/31      15275.20                    15080.17
  1994/06/30      15226.99                    14710.71
  1994/07/31      15665.30                    15193.22
  1994/08/31      15603.94                    15816.14
  1994/09/30      15205.07                    15428.65
  1994/10/31      15397.93                    15775.79
  1994/11/30      14841.27                    15201.24
  1994/12/31      14938.10                    15426.67
  1995/01/31      15547.73                    15826.69
  1995/02/28      15750.93                    16443.45
  1995/03/31      15814.15                    16928.70
  1995/04/30      16365.40                    17427.25
  1995/05/31      16618.63                    18123.82
  1995/06/30      16781.43                    18544.83
  1995/07/31      17233.64                    19159.78
  1995/08/31      17672.28                    19207.87
  1995/09/30      18513.39                    20018.44
  1995/10/31      18694.27                    19946.98
  1995/11/30      19105.78                    20822.65
  1995/12/31      20075.23                    21223.69
  1996/01/31      20287.09                    21946.15
  1996/02/29      19817.33                    22149.59
  1996/03/31      19642.32                    22362.89
  1996/04/30      20435.40                    22692.52
  1996/05/31      20450.19                    23277.76
  1996/06/30      20765.72                    23366.44
  1996/07/31      19858.57                    22334.12
  1996/08/31      19863.50                    22805.14
  1996/09/30      20223.40                    24088.62
  1996/10/31      21071.39                    24752.98
  1996/11/30      22062.34                    26624.06
  1996/12/31      22356.97                    26096.63
  1997/01/31      23029.20                    27727.15
  1997/02/28      23411.16                    27944.53
  1997/03/31      22168.54                    26796.29
  1997/04/30      22961.97                    28396.03
  1997/05/31      24471.53                    30124.78
  1997/06/30      25218.47                    31474.37
  1997/07/31      25819.16                    33978.79
  1997/08/31      24659.57                    32075.30
  1997/09/30      26832.49                    33832.06
  1997/10/31      26905.62                    32702.07
  1997/11/30      28535.31                    34215.85
  1997/12/31      29132.39                    34803.33
  1998/01/31      30258.82                    35188.26
  1998/02/28      31885.90                    37726.04
  1998/03/31      34049.37                    39657.99
  1998/04/30      33368.33                    40056.94
  1998/05/31      32967.19                    39368.37
  1998/06/30      32991.50                    40967.51
  1998/07/31      33726.94                    40531.21
  1998/08/31      30858.11                    34671.20
  1998/09/30      33903.20                    36892.24
  1998/10/31      36042.66                    39893.06
  1998/11/30      37434.53                    42310.97
  1998/12/31      41704.91                    44748.93
  1999/01/31      42950.45                    46620.33
  1999/02/28      42142.90                    45171.37
  1999/03/31      43306.31                    46978.68
  1999/04/30      46794.24                    48798.16
  1999/05/31      47991.86                    47646.04
  1999/06/30      49073.35                    50290.39
  1999/07/31      49465.29                    48720.33
  1999/08/31      47056.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 141047 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Utilities Growth Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $47,056 - a 370.56% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

MCI WorldCom, Inc.            9.2

AES Corp.                     8.1

AT&T Corp.                    7.6

Calpine Corp.                 7.5

SBC Communications, Inc.      6.8

Ameritech Corp.               4.6

K N Energy, Inc.              4.4

PG&E Corp.                    4.1

Vodafone AirTouch PLC         3.9
sponsored ADR

Enron Corp.                   3.7

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Telephone Services 45.8%
Electric Utility 31.0%
Gas 11.0%
Cellular 5.4%
Water 1.1%
All Others 5.7%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 5.7
Row: 1, Col: 2, Value: 1.1
Row: 1, Col: 3, Value: 5.4
Row: 1, Col: 4, Value: 11.0
Row: 1, Col: 5, Value: 31.0
Row: 1, Col: 6, Value: 45.8

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

UTILITIES GROWTH PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Jonathan Zang)

Jonathan Zang,
Portfolio Manager
of Fidelity Select
Utilities Growth Portfolio

Q. HOW DID THE FUND PERFORM, JONATHAN?

A. The fund did very well. For the six months that ended August 31, 1999, the fund returned 11.67%, compared to 7.32% for the Standard & Poor's 500 Index and 4.02% for the Goldman Sachs Utilities Index, an index of 136 stocks designed to measure the performance of companies in the utilities sector. For the 12 months that ended August 31, 1999, the fund returned 52.51%, surpassing the 39.82% gain of the S&P 500 and the 35.90% gain of the Goldman Sachs index during the same period.

Q. WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE?

A. Independent power producers (IPPs) - included under the category of electric utilities in the fund's holdings - accounted for a lot of its gains. IPPs have been the primary beneficiaries of an industrywide shortage of power-generating capacity, as electric utilities have postponed or abandoned building projects due to uncertainty about deregulation. Extremely hot weather over the summer exacerbated those pre-existing supply shortages. Against the favorable backdrop of moderate economic growth and low inflation, the overall market, as represented by the broadly based S&P 500, also did well, but rising interest rates limited gains in many sectors. In the Goldman Sachs index, the telecommunications and energy subsectors were strong, but electric utilities backed off in response to higher interest rates. Utilities are typically valued in large part for their income stream, and the stocks usually move counter to the direction of interest rates.

Q. WHAT IMPORTANT ADJUSTMENTS DID YOU MAKE IN THE FUND'S HOLDINGS
DURING THE PERIOD?

A. I became more confident in energy-related stocks, as higher energy prices and deregulation continued to create attractive opportunities in that area. My confidence was reflected in an increase in electric utility stocks - mostly independent power producers - from 26.4% of the portfolio's net assets six months ago to 31.0% at the end of the period. In addition, there was an increase in gas-related stocks - from 4.2% six months ago to 11.0% at the end of the period. On the other hand, I reduced the fund's holdings in some of the higher-valued telecommunications stocks, a move that proved to be timely.

Q. WHICH STOCKS DID WELL FOR THE FUND?

A. Calpine and AES, independent power producers and two of the fund's 10 largest holdings, were its strongest performers. Calpine benefited from both higher earnings and earnings estimates that were driven by promising new projects and better-than-expected results from existing projects. AES was helped when regulators in Brazil honored the company's contracts and granted it significant rate increases to compensate for the devaluation of the Brazilian currency earlier in the year. Another holding that did well, McLeod-USA, exemplified the potential that investors saw in competitive local exchange carriers (CLECs) - those that are competing with the regional Bell operating companies (RBOCs) for local telephone service. Finally, Enron, a diversified energy company, saw further healthy earnings growth from its energy trading operations. The company also announced plans to enter the telecommunications market by creating a market for trading bandwidth - that is, telecommunications network capacity.

Q. WHICH STOCKS DETRACTED FROM PERFORMANCE?

A. AT&T Corp. and MCI WorldCom were two stocks that hurt performance. During the summer, intense competition among the major long-distance carriers triggered faster-than-expected reductions in rates, causing many of those stocks to experience sharp pullbacks. SBC Communications, part of the RBOC group, declined partly as a reaction to higher interest rates. The stock prices of RBOCs, like those of electric utilities, tend to move down when interest rates are rising.

Q. WHAT'S YOUR OUTLOOK, JONATHAN?

A. Deregulation should continue to offer attractive opportunities for the fund's investors. For example, the supply constraints working in favor of independent power producers should take a couple of years to dissipate. In the meantime, those companies should be able to profit from selling power to local utilities at attractive prices, especially during peak usage periods. In the telecommunications area, the ongoing deregulation of local telephone service markets will continue to be an important focus of the fund. In that case, the long-distance companies and CLECs have the most to gain, while the RBOCs have the most to lose, in my opinion. Overall, the outlook for growth-oriented utilities stocks appears quite favorable.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: December 10, 1981

FUND NUMBER: 065

TRADING SYMBOL: FSUTX

SIZE: as of August 31, 1999, more than
$588 million

MANAGER: Jonathan Zang, since 1998;
analyst, utilities industry, 1997-present;
joined Fidelity in 1997

UTILITIES GROWTH PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 95.6%

                                SHARES                     VALUE (NOTE 1)

BROADCASTING - 0.6%

AT&T Corp. (Liberty Media        110,000                   $ 3,520,000
Group)  Class A (a)

CELLULAR - 5.4%

ALLTEL Corp.                     130,700                    8,838,588

Vodafone AirTouch PLC            113,900                    22,844,069
sponsored ADR

                                                            31,682,657

COMPUTERS & OFFICE EQUIPMENT
- 0.7%

Comverse Technology, Inc. (a)    50,000                     3,900,000

ELECTRIC UTILITY - 31.0%

AES Corp. (a)                    788,800                    47,870,300

Bangor Hydro-Electric Co.        59,800                     982,963

Calpine Corp. (a)                487,800                    44,206,875

CILCORP, Inc.                    100,000                    6,443,750

CMS Energy Corp.                 400,200                    15,832,913

Entergy Corp.                    659,200                    19,652,400

Illinova Corp.                   424,100                    13,518,188

IPALCO Enterprises, Inc.         468,600                    9,811,313

PG&E Corp.                       793,500                    24,052,969

                                                            182,371,671

GAS - 11.0%

Dynegy, Inc.                     259,100                    6,088,850

Enron Corp.                      515,592                    21,590,415

K N Energy, Inc.                 1,270,000                  25,876,250

Williams Companies, Inc.         275,000                    11,343,750

                                                            64,899,265

TELEPHONE SERVICES - 45.8%

Ameritech Corp.                  433,600                    27,371,000

AT&T Corp.                       992,539                    44,664,255

Bell Atlantic Corp.              63,200                     3,871,000

Cincinnati Bell, Inc.            437,700                    8,097,450

e.spire Communications, Inc.     395,200                    3,161,600
(a)

Frontier Corp.                   350,000                    14,678,125

GTE Corp.                        275,100                    18,878,738

MCI WorldCom, Inc. (a)           716,583                    54,281,158

McLeodUSA, Inc. Class A (a)      291,600                    9,732,150

Metromedia Fiber Network,        351,200                    10,338,450
Inc.  Class A (a)

Qwest Communications             386,266                    11,105,148
International, Inc. (a)

SBC Communications, Inc.         837,644                    40,206,912

Sprint Corp. (FON Group)         372,800                    16,543,000

TALK.com, Inc. (a)               310,900                    3,206,156

TALK.com, Inc. rights 2/28/00    30,225                     0
(a)

WinStar Communications, Inc.     72,600                     3,688,988
(a)

                                                            269,824,130



                                SHARES                     VALUE (NOTE 1)

WATER - 1.1%

Azurix Corp.                     363,700                   $ 6,751,181

TOTAL COMMON STOCKS                                          562,948,904
(Cost $438,405,328)

CASH EQUIVALENTS - 8.1%



Central Cash Collateral Fund,    21,518,600                 21,518,600
5.26% (b)

Taxable Central Cash Fund,       25,967,084                 25,967,084
5.20% (b)

TOTAL CASH EQUIVALENTS                                      47,485,684
(Cost $47,485,684)

TOTAL INVESTMENT PORTFOLIO -                                610,434,588
103.7%  (Cost 485,891,012)

NET OTHER ASSETS - (3.7%)                                   (21,629,761)

NET ASSETS - 100%                                         $ 588,804,827

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $241,703,032 and $211,225,396, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,662 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $21,205,913. The fund received cash collateral of $21,518,600 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $485,966,462. Net unrealized appreciation aggregated $124,468,126, of which $143,113,313 related to appreciated investment securities and $18,645,187 related to depreciated investment securities.

UTILITIES GROWTH PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                               AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 610,434,588
value  (cost $485,891,012) -
 See accompanying schedule

Receivable for fund shares                    1,208,193
sold

Dividends receivable                          494,602

Interest receivable                           120,308

Redemption fees receivable                    585

Other receivables                             13,751

 TOTAL ASSETS                                 612,272,027

LIABILITIES

Payable for fund shares         $ 1,411,028
redeemed

Accrued management fee           293,216

Other payables and accrued       244,356
expenses

Collateral on securities         21,518,600
loaned,  at value

 TOTAL LIABILITIES                            23,467,200

NET ASSETS                                   $ 588,804,827

Net Assets consist of:

Paid in capital                              $ 430,144,960

Undistributed net investment                  1,965,942
income

Accumulated undistributed net                 32,150,349
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   124,543,576
(depreciation) on investments

NET ASSETS, for 9,080,423                    $ 588,804,827
shares outstanding

NET ASSET VALUE and                           $64.84
redemption price per share
($588,804,827 (divided by)
9,080,423 shares)

Maximum offering price per                    $66.85
share (100/97.00 of $64.84)

STATEMENT OF OPERATIONS
                              SIX MONTHS ENDED AUGUST 31,
                                         1999 (UNAUDITED)

INVESTMENT INCOME                             $ 4,257,171
Dividends

Interest                                       755,240

Security lending                               52,228

 TOTAL INCOME                                  5,064,639

EXPENSES

Management fee                   $ 1,699,670

Transfer agent fees               1,174,572

Accounting and security           213,500
lending fees

Non-interested trustees'          1,466
compensation

Custodian fees and expenses       11,556

Registration fees                 52,906

Audit                             10,388

Legal                             309

 Total expenses before            3,164,367
reductions

 Expense reductions               (87,868)     3,076,499

NET INVESTMENT INCOME                          1,988,140

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            33,211,090

 Foreign currency transactions    (122)        33,210,968

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            22,088,553

 Assets and liabilities in        (13)         22,088,540
foreign currencies

NET GAIN (LOSS)                                55,299,508

NET INCREASE (DECREASE) IN                    $ 57,287,648
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 1,006,518
charges paid to FDC

 Sales charges - Retained by                  $ 1,005,557
FDC

 Deferred sales charges                       $ 4,867
withheld   by FDC

 Exchange fees withheld by FSC                $ 9,683

 Expense reductions  Directed                 $ 86,538
brokerage arrangements

  Custodian credits                            1,194

  Transfer agent credits                       136

                                              $ 87,868

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 1,988,140                  $ 3,134,078
income

 Net realized gain (loss)         33,210,968                   98,328,176

 Change in net unrealized         22,088,540                   19,577,920
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       57,287,648                   121,040,174
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (980,203)                    (1,845,471)
From net investment income

 From net realized gain           (28,752,707)                 (58,304,043)

 TOTAL DISTRIBUTIONS              (29,732,910)                 (60,149,514)

Share transactions Net            147,655,765                  311,901,481
proceeds from sales of shares

 Reinvestment of distributions    28,454,602                   57,497,817

 Cost of shares redeemed          (122,822,310)                (324,713,707)

 NET INCREASE (DECREASE) IN       53,288,057                   44,685,591
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  120,925                      337,629

  TOTAL INCREASE (DECREASE)       80,963,720                   105,913,880
IN NET ASSETS

NET ASSETS

 Beginning of period              507,841,107                  401,927,227

 End of period (including        $ 588,804,827                $ 507,841,107
undistributed net investment
income of $1,965,942 and
$1,646,086, respectively)

OTHER INFORMATION
Shares

 Sold                             2,228,796                    5,410,133

 Issued in reinvestment of        473,692                      1,024,484
distributions

 Redeemed                         (1,869,130)                  (5,700,831)

 Net increase (decrease)          833,358                      733,786


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 F

Net asset value, beginning of    $ 61.58                      $ 53.50                   $ 45.97    $ 43.03    $ 34.88
period

Income from Investment
Operations

Net investment income D           .22                          .44                       .54        .73        1.10

Net realized and unrealized       6.67                         15.77                     14.83      6.41       7.86
gain (loss)

Total from investment             6.89                         16.21                     15.37      7.14       8.96
operations

Less Distributions

 From net investment income       (.12)                        (.25)                     (.58)      (.70)      (.84)

From net realized gain            (3.52)                       (7.93)                    (7.30)     (3.54)     -

Total distributions               (3.64)                       (8.18)                    (7.88)     (4.24)     (.84)

Redemption fees added to paid     .01                          .05                       .04        .04        .03
in capital

Net asset value, end of period   $ 64.84                      $ 61.58                   $ 53.50    $ 45.97    $ 43.03

TOTAL RETURN B, C                 11.67%                       32.17%                    36.20%     18.13%     25.82%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 588,805                    $ 507,841                 $ 401,927  $ 256,844  $ 266,768
(000 omitted)

Ratio of expenses to average      1.07% A                      1.18%                     1.33%      1.47%      1.39%
net assets

Ratio of expenses to average      1.04% A, E                   1.16% E                   1.30% E    1.46% E    1.38% E
net assets after  expense
reductions

Ratio of net investment           .67% A                       .77%                      1.11%      1.73%      2.76%
income to average net assets

Portfolio turnover rate           76% A                        113%                      78%        31%        65%



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 36.61
period

Income from Investment
Operations

Net investment income D           1.13

Net realized and unrealized       (1.17)
gain (loss)

Total from investment             (.04)
operations

Less Distributions

 From net investment income       (1.05)

From net realized gain            (.67)

Total distributions               (1.72)

Redemption fees added to paid     .03
in capital

Net asset value, end of period   $ 34.88

TOTAL RETURN B, C                 .21%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 237,635
(000 omitted)

Ratio of expenses to average      1.43%
net assets

Ratio of expenses to average      1.42% E
net assets after  expense
reductions

Ratio of net investment           3.24%
income to average net assets

Portfolio turnover rate           24%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29



MONEY MARKET PORTFOLIO
PERFORMANCE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. Load adjusted returns include a 3.00% sales charge.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999    PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT MONEY MARKET              2.35%          4.85%        28.60%        63.69%

SELECT MONEY MARKET (LOAD ADJ.)  -0.72%         1.71%        24.74%        58.78%

All Taxable Money Market         2.23%          4.60%        27.88%        62.28%
Funds Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050 without including the effect of the 3.00% sales charge. To measure how the fund's performance stacked up against its peers, you can compare it to the all taxable money market funds average, which reflects the performance of 931 taxable money market funds with similar objectives tracked by IBC Financial Data, Inc. over the past six months.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT MONEY MARKET              4.85%        5.16%         5.05%

SELECT MONEY MARKET (LOAD ADJ.)  1.71%        4.52%         4.73%

All Taxable Money Market         4.60%        5.04%         4.96%
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

YIELDS

,s>
              8/31/99  6/1/99  3/2/99  12/1/98  9/1/98
SELECT
MONEY MARKET  4.99%    4.37%   4.71%   4.71%    5.10%
All Taxable
Money Market
Funds Average 4.64%    4.33%   4.37%   4.57%    5.03%

              9/1/99   6/2/99  3/3/99  12/2/98  9/2/98
 MMDA         2.06%    2.06%   2.16%   2.32%    2.55%


Money Market
All Taxable
Money Market
Funds Average
MMDA

6% -
4% -
2% -
0%

Row: 1, Col: 1, Value: 4.99
Row: 1, Col: 2, Value: 4.64
Row: 1, Col: 3, Value: 2.06
Row: 2, Col: 1, Value: 4.37
Row: 2, Col: 2, Value: 4.33
Row: 2, Col: 3, Value: 2.06
Row: 3, Col: 1, Value: 4.71
Row: 3, Col: 2, Value: 4.37
Row: 3, Col: 3, Value: 2.16
Row: 4, Col: 1, Value: 4.71
Row: 4, Col: 2, Value: 4.57
Row: 4, Col: 3, Value: 2.32
Row: 5, Col: 1, Value: 5.1
Row: 5, Col: 2, Value: 5.03
Row: 5, Col: 3, Value: 2.55

YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the bank money market deposit account average (MMDA). Figures for the all taxable money market funds average are from IBC Financial Data, Inc. The MMDA average is supplied by BANK RATE MONITOR.(Trademark)

(checkmark)COMPARING PERFORMANCE

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S.
government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

MONEY MARKET PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of John Todd)

John Todd,
Portfolio Manager
of Select Money
Market Portfolio

Q. JOHN, WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE SIX MONTHS THAT ENDED AUGUST 31, 1999?

A. At the beginning of the period, the markets were recovering from the global financial meltdown that occurred in late 1998. To help alleviate that crisis, the Federal Reserve Board reduced the rate that banks charge each other for overnight loans - known as the fed funds rate - by 0.25 percentage points three times, bringing the fed funds rate down to 4.75%. When the period started, the overall world economy was fairly static, although economies in Asia - with the exception of Japan - seemed to be reviving. That rebirth helped to spark a recovery in oil and other commodity prices. The Asian recovery, coupled with Latin America's ability to head off the threat of an additional financial crisis, helped convince U.S. markets that the international economic situation had stabilized somewhat. As investors turned their eyes back to the domestic scene, they saw an economy that continued to grow at a fairly robust rate. Final demand - meaning retail sales - remained strong, but standard inflation measures such as the consumer price index (CPI) and the producer price index (PPI) stayed fairly benign. In May, however, there was an unexpected outsized gain in the CPI.

Q. HOW DID THE FED RESPOND TO THESE CONDITIONS?

A. At its May meeting, the Fed shifted from a neutral interest-rate stance to a bias toward hiking rates to head off inflation. The Fed followed through with a 0.25 percentage point increase in the fed funds rate at the end of June, although it went back to a neutral stance at that time. Nevertheless, market observers expected the Fed to take back the three rate cuts it implemented in late 1998 in response to a credit crunch sparked by Russia's default on its debt and the near collapse of a highly leveraged hedge fund. The Fed raised the fed funds rate by 0.25 percentage points once again in August, and it stood at 5.25% at the end of the period.

Q. WHAT WAS YOUR STRATEGY WITH THE FUND?

A. I let the fund's average maturity slide down from 60 days at the beginning of the period to 50 days at the end of April, because I felt longer-term securities were not offering enough yield for investing farther out on the money market yield curve. With the CPI scare at the beginning of May, yields in the market rose in anticipation of Fed action. As a result, I extended the average maturity to take advantage of yields offered by one-year securities, which I found to be especially attractive because they factored in more significant Fed rate hikes than I thought would occur. Since the end of June, I've let the fund's average maturity slip back to 52 days at the end of the period. By doing so, I positioned the fund to take advantage of the additional Fed rate hike that is widely anticipated by the market, and because there are market pressures that typically lead to higher yields at the end of the year. I also increased the fund's holdings in variable-rate securities - whose yields are reset periodically - to 14% of the fund at the end of the period. These instruments should ratchet up in yield in response to potential Fed rate hikes and as we approach the increases in market rates typically experienced at year-end.

Q. HOW DID THE FUND PERFORM?

A. The fund's seven-day yield on August 31, 1999, was 4.99%, compared to 4.76% six months ago. For the six months that ended August 31, 1999, the fund had a total return of 2.35%, compared to 2.23% for the all taxable money market funds average, according to IBC Financial Data, Inc.

Q. WHAT IS YOUR OUTLOOK?

A. The big question is whether or not the Fed will take back the last of the three rate hikes it implemented in late 1998, bringing the fed funds rate back to 5.50%. My sense at this point is that the Fed will do so before the end of the year. The Fed appeared relatively comfortable with its monetary policy before last year's global economic crisis, when it felt compelled to lower rates to benefit the financial markets. At that point, the fed funds rate was at 5.50% and the economy was healthy without exhibiting excesses that might lead to inflation.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: August 30, 1985

FUND NUMBER: 085

TRADING SYMBOL: FSLXX

SIZE: as of August 31, 1999, more than $1.1 billion

MANAGER: John Todd, since 1991; manager, various Fidelity and Spartan money market funds;
joined Fidelity in 1981

MONEY MARKET PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets



CERTIFICATES OF DEPOSIT - 13.8%

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

DOMESTIC CERTIFICATES OF
DEPOSIT - 0.7%

First Union National Bank,
North Carolina

11/20/99                          5.55% (b)                   $ 8,000,000                     $ 8,000,000

LONDON BRANCH, EURODOLLAR,
FOREIGN BANKS - 6.8%

Abbey National Treasury
Services PLC

9/24/99                           5.15                         15,000,000                      15,000,000

9/27/99                           5.20                         5,000,000                       5,000,000

Bank of Scotland Treasury
Services

2/16/00                           5.14                         5,000,000                       4,999,113

Banque Nationale de Paris

11/10/99                          5.00                         25,000,000                      24,998,821

Barclays Bank PLC

9/7/99                            4.90                         5,000,000                       5,000,080

9/7/99                            5.03                         25,000,000                      25,000,000

                                                                                               79,998,014

NEW YORK BRANCH, YANKEE
DOLLAR, FOREIGN BANKS - 6.3%

Bank of Scotland Treasury
Services

9/2/99                            5.10 (b)                     5,000,000                       4,998,750

Deutsche Bank AG

2/16/00                           5.12                         10,000,000                      9,997,782

RaboBank Nederland Coop.
Central

9/2/99                            5.00                         5,000,000                       5,000,000

Societe Generale, France

12/6/99                           5.21                         9,000,000                       9,000,000

UBS AG

5/18/00                           5.35                         25,000,000                      24,989,726

Westdeutsche Landesbank
Girozentrale

9/7/99                            5.18                         10,000,000                      10,000,000

9/8/99                            5.18                         10,000,000                      10,000,000

                                                                                               73,986,258

TOTAL CERTIFICATES OF DEPOSIT                                                                  161,984,272

COMMERCIAL PAPER - 57.8%



ABN-AMRO North America, Inc.

12/6/99                           5.20                         3,000,000                       2,959,480

Aspen Funding Corp.

9/1/99                            5.58                         39,000,000                      39,000,000

Asset Securitization Coop.
Corp.

9/10/99                           5.26 (b)                     10,000,000                      10,000,000

9/20/99                           5.05 (b)                     5,000,000                       5,000,000

Bear Stearns Companies, Inc.

2/23/00                           5.72                         5,000,000                       4,865,469

Caisse des Depots et
Consignations

9/7/99                            5.19                         10,000,000                      9,991,383

Centric Capital Corp.

9/10/99                           5.08                         8,100,000                       8,089,835

9/10/99                           5.22                         4,000,000                       3,994,800

9/13/99                           5.18                         9,754,000                       9,737,288



DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

Citibank Credit Card Master
Trust I (Dakota Certificate
Program)

9/2/99                            5.19%                       $ 21,000,000                    $ 20,996,984

ConAgra, Inc.

9/3/99                            5.40                         2,000,000                       1,999,401

9/10/99                           5.41                         1,000,000                       998,650

10/4/99                           5.49                         2,000,000                       1,989,990

Conoco, Inc.

9/23/99                           5.42                         2,000,000                       1,993,400

CXC, Inc.

9/7/99                            5.20                         5,000,000                       4,995,683

9/8/99                            5.19                         5,000,000                       4,995,003

10/18/99                          5.24                         3,000,000                       2,979,751

Daimler-Chrysler North
America Holding Corp.

9/8/99                            5.22                         5,000,000                       4,994,954

Deutsche Bank Financial, Inc.

9/27/99                           5.33                         20,000,000                      19,923,444

12/8/99                           5.21                         20,000,000                      19,723,967

Edison Asset Securitization LLC

9/1/99                            5.20                         25,222,000                      25,222,000

10/25/99                          5.40                         5,000,000                       4,959,875

10/26/99                          5.39                         5,000,000                       4,959,132

Enterprise Funding Corp.

9/9/99                            5.20                         10,000,000                      9,988,511

9/23/99                           5.34                         20,000,000                      19,934,978

10/19/99                          5.41                         8,000,000                       7,942,827

Falcon Asset Securitization
Corp.

9/1/99                            5.18                         12,000,000                      12,000,000

9/21/99                           5.32                         3,135,000                       3,125,769

10/27/99                          5.43                         6,000,000                       5,949,880

10/28/99                          5.42                         15,000,000                      14,872,700

11/1/99                           5.46                         5,000,000                       4,954,250

Finova Capital Corp.

9/7/99                            5.21                         10,000,000                      9,991,417

9/9/99                            5.41 (b)                     3,000,000                       3,000,000

Fleet Funding Corp.

9/10/99                           5.22                         5,439,000                       5,431,929

General Electric Capital Corp.

2/24/00                           5.60                         10,000,000                      9,735,511

General Electric Capital
International Funding, Inc.

9/3/99                            5.21                         10,000,000                      9,997,117

10/6/99                           5.36                         12,000,000                      11,937,817

General Motors Acceptance Corp.

2/22/00                           5.90                         25,000,000                      24,308,833

2/23/00                           5.60                         10,000,000                      9,736,528

2/23/00                           5.90                         20,000,000                      19,443,889

3/6/00                            5.90                         5,000,000                       4,851,439

Goldman Sachs Group, Inc.

2/9/00                            5.80                         10,000,000                      9,748,438

Heller Financial, Inc.

9/9/99                            5.21                         5,000,000                       4,994,278

9/9/99                            5.32                         5,000,000                       4,994,111

COMMERCIAL PAPER - CONTINUED

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

J.P. Morgan & Co., Inc.

2/2/00                            5.75%                       $ 15,000,000                    $ 14,641,308

2/9/00                            5.62                         25,000,000                      24,390,660

Kitty Hawk Funding Corp.

9/17/99                           5.17                         5,175,000                       5,163,201

10/20/99                          5.41                         3,000,000                       2,978,113

Lehman Brothers Holdings, Inc.

9/16/99                           5.30                         3,000,000                       2,993,438

MCI WorldCom, Inc.

9/1/99                            5.28                         1,000,000                       1,000,000

11/15/99                          5.48 (b)                     5,000,000                       5,000,000

Newport Funding Corp.

9/15/99                           5.32 (b)                     5,000,000                       5,000,000

Norfolk Southern Corp.

9/8/99                            5.36                         2,000,000                       1,997,927

PHH Corp.

9/13/99                           5.42                         3,000,000                       2,994,600

Preferred Receivables Funding
Corp.

10/15/99                          5.40                         5,000,000                       4,967,306

10/18/99                          5.40                         3,000,000                       2,979,046

10/19/99                          5.40                         8,000,000                       7,942,933

11/15/99                          5.47                         10,000,000                      9,887,500

Rohm & Haas Co.

9/22/99                           5.41                         2,000,000                       1,993,712

9/28/99                           5.42                         3,000,000                       2,987,850

Salomon Smith Barney
Holdings, Inc.

2/8/00                            5.63                         15,000,000                      14,636,000

Societe Generale, North
America, Inc.

9/7/99                            5.22                         10,000,000                      9,991,333

Svenska Handelsbanken, Inc.

12/2/99                           5.15                         17,000,000                      16,781,909

Triple-A One Funding Corp.

9/8/99                            5.22                         5,000,000                       4,994,944

9/13/99                           5.18                         8,000,000                       7,986,293

10/13/99                          5.39                         8,926,000                       8,870,287

Tyco International Group SA

9/16/99                           5.37                         1,000,000                       997,792

9/22/99                           5.47                         4,000,000                       3,987,283

UBS Finance (Delaware), Inc.

9/10/99                           5.20                         10,000,000                      9,987,050

12/7/99                           5.27                         15,000,000                      14,792,663

Westdeutsche Landesbank
Girozentrale

9/28/99                           5.32                         10,000,000                      9,960,288

Windmill Funding Corp.

9/2/99                            5.20                         2,288,000                       2,287,671

9/13/99                           5.27                         16,675,000                      16,645,819

9/27/99                           5.33                         10,000,000                      9,961,722

9/27/99                           5.34                         17,000,000                      16,934,682

10/25/99                          5.40                         10,000,000                      9,919,750

TOTAL COMMERCIAL PAPER                                                                         676,963,791

FEDERAL AGENCIES - 5.1%

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

FREDDIE MAC - DISCOUNT NOTES
- 5.1%

9/16/99                           5.06%                       $ 10,000,000                    $ 9,979,167

11/18/99                          4.88                         50,000,000                      49,484,331

                                                                                               59,463,498

BANK NOTES - 5.5%



First National Bank, Chicago

7/12/00                           5.75                         10,000,000                      9,995,867

Fleet National Bank

9/1/99                            5.46 (b)                     25,000,000                      24,989,639

NationsBank NA

9/1/99                            5.41 (b)                     5,000,000                       4,998,689

9/8/99                            5.01                         25,000,000                      25,000,000

TOTAL BANK NOTES                                                                               64,984,195

MASTER NOTES - 1.7%



Goldman Sachs Group, Inc.

9/1/99                            5.18 (b)                     5,000,000                       5,000,000

J.P. Morgan Securities, Inc.

9/7/99                            5.18 (b)                     15,000,000                      15,000,000

TOTAL MASTER NOTES                                                                             20,000,000

MEDIUM-TERM NOTES - 4.8%



American Telephone & Telegraph

9/7/99                            5.26 (b)                     15,000,000                      15,000,000

Bishops Gate Resources
Mortgage Trust

9/1/99                            5.38 (b)                     2,000,000                       2,000,000

CIESCO L.P.

9/15/99                           5.25 (b)                     5,000,000                       4,999,138

Ford Motor Credit Co.

9/1/99                            5.45 (b)                     6,000,000                       6,000,000

11/23/99                          5.46 (b)                     10,000,000                      9,993,297

Goldman Sachs Group L.P.

10/7/99                           5.51 (b)(c)                  4,000,000                       4,000,000

Morgan Guaranty Trust Co., NY

9/27/99                           5.31 (b)                     10,000,000                      9,999,654

Norwest Corp.

10/22/99                          5.33 (b)                     4,000,000                       4,000,000

TOTAL MEDIUM-TERM NOTES                                                                        55,992,089

SHORT-TERM NOTES - 1.1%

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

Capital One Funding Corp.
Series 1998 B,

9/7/99                            5.47% (b)                   $ 3,752,000                     $ 3,752,000

RACERS Series 1999 - 16MM,

9/2/99                            5.20 (a)(b)                  5,000,000                       5,000,000

SMM Trust Series 1999 E,

10/5/99                           5.32 (a)(b)                  2,000,000                       2,000,000

SMM Trust Series 1999 I,

11/26/99                          5.49 (a)(b)                  2,000,000                       2,000,000

TOTAL SHORT-TERM NOTES                                                                         12,752,000

TIME DEPOSITS - 3.4%



Societe Generale, France

9/1/99                            5.56                         40,000,000                      40,000,000


REPURCHASE AGREEMENTS - 8.4%

                              MATURITY AMOUNT

In a joint trading account    $ 97,849,972      97,835,000
(U.S. Government
Obligations) dated 8/31/99
due 9/1/99 At 5.51%

TOTAL INVESTMENT PORTFOLIO -                    1,189,974,845
101.6%

NET OTHER ASSETS - (1.6%)                       (18,807,293)

NET ASSETS - 100%                              $ 1,171,167,552

LEGEND

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,000,000 or 0.8% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

Additional information on each holding is as follows:

SECURITY                   ACQUISITION DATE  COST

Goldman Sachs Group L.P.   12/7/98           $ 4,000,000
5.51%, 10/7/99

OTHER INFORMATION

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding 144A issues) amounted to$4,000,000 and 0.3% of net assets.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $1,189,974,845.

MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                           AUGUST 31, 1999

ASSETS

Investment in securities, at                $ 1,189,974,845
value (including repurchase
agreements of $97,835,000) -
See accompanying schedule

Receivable for fund shares                   49,498,509
sold

Interest receivable                          4,039,468

Prepaid expenses                             18,608

 TOTAL ASSETS                                1,243,531,430

LIABILITIES

Payable to custodian bank      $ 199

Payable for investments         4,959,132
purchased

Payable for fund shares         66,693,267
redemed

Distributions payable           201,036

Accrued management fee          179,924

Other payables and  accrued     330,320
expenses

 TOTAL LIABILITIES                           72,363,878

NET ASSETS                                  $ 1,171,167,552

Net Assets consist of:

Paid in capital                             $ 1,171,173,477

Accumulated net realized gain                (5,925)
(loss) on investments

NET ASSETS, for 1,171,106,587               $ 1,171,167,552
shares outstanding

NET ASSET VALUE, offering                    $1.00
price  and redemption price
per share ($1,171,167,552
(divided by) 1,171,106,587
shares)

Maximum offering price per                   $1.03
share (100/97.00 of $1.00)

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED AUGUST 31,
                                                   1999

INTEREST INCOME                            $ 26,662,451

EXPENSES

Management fee                 $ 864,868

Transfer agent fees             1,132,616

Accounting fees and expenses    60,101

Non-interested trustees'        1,580
compensation

Custodian fees and expenses     11,130

Registration fees               318,285

Audit                           19,706

Legal                           602

Miscellaneous                   27,527

 Total expenses before          2,436,415
reductions

 Expense reductions             (2,139)     2,434,276

NET INTEREST INCOME                         24,228,175

NET REALIZED GAIN (LOSS) ON                 (5,925)
INVESTMENTS

NET INCREASE IN NET ASSETS                 $ 24,222,250
RESULTING FROM OPERATIONS

OTHER INFORMATION

Sales charge paid to FDC                   $ 951,807

Sales charges - Retained by                $ 933,503
FDC

Deferred sales charges                     $ 30,783
withheld  by FDC

Expense reductions Transfer                $ 2,139
agent credits

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net interest income   $ 24,228,175                 $ 47,769,375

 Net realized gain (loss)         (5,925)                      54,995

 NET INCREASE (DECREASE) IN       24,222,250                   47,824,370
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (24,228,175)                 (47,769,375)
from net interest income

Share transactions at net         2,530,501,844                6,779,151,867
asset value of $1.00 per
share Proceeds from sales of
shares

 Reinvestment of                  22,337,550                   42,982,213
distributions from net
interest income

 Cost of shares redeemed          (2,507,839,479)              (6,280,934,055)

 NET INCREASE (DECREASE) IN       44,999,915                   541,200,025
NET ASSETS AND SHARES
RESULTING FROM SHARE
TRANSACTIONS

  TOTAL INCREASE (DECREASE)       44,993,990                   541,255,020
IN NET ASSETS

NET ASSETS

 Beginning of period              1,126,173,562                584,918,542

 End of period                   $ 1,171,167,552              $ 1,126,173,562


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 E

Net asset value, beginning of    $ 1.000                      $ 1.000                   $ 1.000    $ 1.000    $ 1.000
period

Income from Investment            .023                         .050                      .051       .049       .054
Operations Net interest
income

Less Distributions

From net interest income          (.023)                       (.050)                    (.051)     (.049)     (.054)

Net asset value, end of period   $ 1.000                      $ 1.000                   $ 1.000    $ 1.000    $ 1.000

TOTAL RETURN B, C                 2.35%                        5.08%                     5.26%      5.02%      5.56%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,171,168                  $ 1,126,174               $ 584,919  $ 848,168  $ 610,821
(000 omitted)

Ratio of expenses to average      .46% A                       .50%                      .56%       .56%       .59%
net assets

Ratio of expenses to average      .46% A                       .49% D                    .56%       .56%       .59%
net assets after  expense
reductions

Ratio of net interest income      4.62% A                      5.03%                     5.13%      4.92%      5.39%
to average net assets



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 1.000
period

Income from Investment            .042
Operations Net interest
income

Less Distributions

From net interest income          (.042)

Net asset value, end of period   $ 1.000

TOTAL RETURN B, C                 4.28%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 573,144
(000 omitted)

Ratio of expenses to average      .65%
net assets

Ratio of expenses to average      .65%
net assets after  expense
reductions

Ratio of net interest income      4.19%
to average net assets


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
E FOR THE YEAR ENDED FEBRUARY 29

NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Select Portfolios (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The trust has thirty-nine equity funds which invest primarily in securities of companies whose principal business activities fall within specific industries, and a money market fund which invests in high quality money market instruments (the fund or the funds). Each fund is authorized to issue an unlimited number of shares. The Gold Portfolio, Precious Metals and Minerals Portfolio and Natural Resources Portfolio may also invest in certain precious metals. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

SECURITY VALUATION:

EQUITY FUNDS. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Direct investments in precious metals in the form of bullion are valued at the most recent bid price quoted by a major bank on the New York Commodities Exchange.

MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Each fund accrues such taxes as applicable.

The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME:

EQUITY FUNDS. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

MONEY MARKET FUND. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income for the money market fund.
Distributions are recorded on the ex-dividend date for all other funds.

1. SIGNIFICANT ACCOUNTING POLICIES -
CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, non-taxable dividends, net operating losses, capital loss carryforwards, and losses deferred due to wash sales, and excise tax regulations. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, distributions in excess of net investment income, accumulated net investment loss, and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

TRADING (REDEMPTION) FEES. Shares redeemed (including exchanges) from an equity fund are subject to trading fees. Shares held less than 30 days are subject to a trading fee equal to .75% of the net asset value of shares redeemed. Shares held 30 days or more are subject to a trading fee equal to the lesser of $7.50 or .75% of the net asset value of shares redeemed. The fees, which are retained by the fund, are accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as either interest income or security lending income in the accompanying financial statements.

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund's schedule of investments.

3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other
Information" at the end of each applicable fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly fee.

For each equity fund, the monthly fee is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from
 .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fees were equivalent to annualized rates that ranged from .57% to .59%, of average net assets for the equity funds.

For the money market fund, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund and an income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to
 .3700% for the period. The annual individual fund fee rate is .03%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time, the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is .24% of average net assets. For the period, the total management fee was equivalent to an annualized rate of .17%. The income-based portion of this fee was equal to $26,364, or an annualized rate of .01% of the fund's average net assets.

SUB-ADVISER FEE. As the money market fund's investment sub-adviser, FIMM, a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fees are paid prior to any voluntary expense reimbursements which may be in effect.

SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. FDC receives a sales charge of up to 3% for selling shares of each fund. A portion of these sales charges are reallowed to financial intermediaries. Prior to October 12, 1990, FDC received a sales charge of up to 2% and a 1% deferred sales charge. Shares purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity Fund (other than Select funds). All deferred sales charges are retained by FDC. The amounts received and retained by FDC for sales charges and deferred sales charges are shown under the caption "Other Information" on each fund's Statement of Operations.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

MONEY MARKET INSURANCE. Pursuant to an Exemptive Order issued by the SEC, the money market fund, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, effective January 1, 1999. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. The fund paid premiums of $55,825 to FIDFUNDS, which are being amortized over one year.

EXCHANGE FEES. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of an equity fund to any other Fidelity Select fund or to any other Fidelity fund. The exchange fees retained by FSC are shown under the caption "Other
Information" on each fund's Statement of Operations.

BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.

5. SECURITY LENDING.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end

5. SECURITY LENDING - CONTINUED

is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

6. BANK BORROWINGS.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

7. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse the funds' operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above an annual rate of 2.50% of average net assets. FMR retains the ability to be repaid by the funds for these expense reductions in the amount that expenses fall below the limit prior to the end of the fiscal year. For the period, the reimbursement reduced the expenses by $6,261 for Cyclical Industries Portfolio.

FMR has directed certain portfolio trades to brokers who paid a portion of certain equity funds' expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized on uninvested cash balances were used to offset a portion of certain funds' expenses. For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.

8. BENEFICIAL INTEREST.

At the end of the period, FMR and its affiliates were record owners of more than 5% of the outstanding shares, and certain unaffiliated shareholders were each record owners of 10% or more of the total outstanding shares of the following funds:

BENEFICIAL INTEREST

FUND                 FMR % OF OWNERSHIP  NUMBER OF UNAFFILIATED  % OF UNAFFILIATED  OWNERSHIP
                                         SHAREHOLDERS

Cyclical Industries   18.8               -                       -

Multimedia            -                  1                       12.9

Natural Resources     28.4               -                       -


9. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's schedule of investments.

10. PROPOSED REORGANIZATION.

The Board of Trustees of has approved an Agreement and Plan of Reorganization ("Agreement") between the Fidelity Select Gold Portfolio ("Acquiring Fund") and Fidelity Select Precious Metals and Minerals Portfolio ("Target Fund") ("Reorganization"). The Agreement provides for the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for the number of shares of the Acquiring Fund having the same aggregate net asset value as the outstanding shares of the Target Fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective. The Agreement also provides for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of the Target Fund. A Special Meeting of Shareholders ("Meeting") of the Target Fund will be held on February 16, 2000 to vote on the Agreement. A detailed description of the proposed transaction and voting information will be sent to shareholders of the Target Fund in December 1999. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about February 29, 2000.

Effective at the close of business on December 20, 1999, shares of Fidelity Select Precious Metals and Minerals Portfolio will no longer be available for purchase or exchange to new accounts of the fund pending the proposed Reorganization.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED SERVICE TELEPHONE (FASTSM)
1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+X(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS
MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE
PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Investments Money Management, Inc. (FIMM),
 Merrimack, NH, MONEY MARKET FUND
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS

Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Matthew N. Karstetter, DEPUTY TREASURER
Fred L. Henning Jr., VICE PRESIDENT, MONEY MARKET FUND
Boyce I. Greer, VICE PRESIDENT, MONEY MARKET FUND
John Todd, VICE PRESIDENT, MONEY MARKET FUND
Stanley N. Griffith, VICE PRESIDENT, MONEY MARKET FUND
John H. Costello, ASSISTANT TREASURER
Thomas J. Simpson, ASSISTANT TREASURER, MONEY MARKET FUND

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead
Abigail P. Johnson

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Service Company, Inc.
Boston, MA

CUSTODIANS

Brown Brothers Harriman & Co.
Boston, MA
 and
The Bank of New York
New York, NY

CORPORATE HEADQUARTERS

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

* INDEPENDENT TRUSTEES

FIDELITY SELECT PORTFOLIOS

CONSUMER SECTOR
Consumer Industries
Food and Agriculture
Leisure
Multimedia
Retailing

CYCLICALS SECTOR
Air Transportation
Automotive
Chemicals
Cyclical Industries
Construction and Housing
Defense and Aerospace
Environmental Services
Industrial Equipment
Industrial Materials
Paper and Forest Products
Transportation

FINANCIAL SERVICES SECTOR
Banking
Brokerage and Investment Management
Financial Services
Home Finance
Insurance

HEALTH CARE SECTOR
Biotechnology
Health Care
Medical Delivery
Medical Equipment and Systems

NATURAL RESOURCES SECTOR
Energy
Energy Service
Gold
Natural Resources
Precious Metals and Minerals

TECHNOLOGY SECTOR
Business Services and Outsourcing
Computers
Developing Communications
Electronics
Software and Computer Services
Technology

UTILITIES SECTOR
Natural Gas
Telecommunications
Utilities Growth

MONEY MARKET

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0111
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)   1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE


(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)                    BULK RATE
P.O. Box 193                                                U.S. Postage
Boston, MA 02101                                            PAID






Printed on Recycled Paper                                   SEL-SANN-1099  86080
                                                            1.536823.102
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